UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number   811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code:   505-984-0200

Date of fiscal year end:     September 30, 2016

Date of reporting period:   March 31, 2016

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Low Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Low Duration Income Fund

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Better World Fund

Thornburg Capital Management Fund

2    Semi-Annual Report

Semi-Annual Report

Thornburg Low Duration Municipal Fund

March 31, 2016

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770

Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Low Duration Municipal Fund	March 31, 2016 (Unaudited)

April 11, 2016

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Low Duration Municipal Fund. The net asset value (NAV) of the Class A shares increased by one cent to $12.36 per share during the six months ended March 31, 2016. If you were with us for the entire period, you received dividends of 1.02 cents per share. Dividends were higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a 0.16% total return (without sales charge) for the six months ended March 31, 2016, compared to the 0.42% total return for the BofA Merrill Lynch 1-3 Year U.S. Municipal Securities Index.

Global Fears Sway the Municipal Markets

The past six months have been a roller-coaster ride for the municipal market. During the last quarter of 2015, it seemed that every day was spent anxiously awaiting the first Federal Reserve rate increase – for what seemed like an eternity. When that rate increase finally came, it was met with a yawn. Markets quickly reminded investors that while the Federal Reserve (the Fed) has control over short-term rates, the market forces of supply and demand for bonds have a much heavier influence on interest rates – especially long-term rates.

As in life, expectations in the bond markets mean a lot. And perhaps more important than the Fed’s initial rate hike was its stated intent to raise rates four additional times in 2016. The expectation for higher rates evaporated almost immediately after the Fed’s statement, with the release of weaker-than-expected economic data, collapsing commodity prices, an emerging-markets stock rout, and profound weakness in Europe, with the European Central Bank retrenching in its effort to drive European rates lower, spurring fears of deflation.

A Roller-Coaster Ride to Start the Year

The beginning of 2016 proved volatile for equity markets domestically and globally, and the fixed income markets followed suit. The 10-year U.S. Treasury stood at a respectable 2.27% at the end of 2015. But within six weeks, that rate fell 0.61% to 1.66%, before bouncing back to 1.77% by March 31, 2016.

As we noted, the Fed has backed off of its initial intent to raise rates four times in a stepped-up fashion. Rates will probably remain low and income elusive. Unfortunately, municipal bond investors have only a few “levers” to pull to seek higher income. The most effective two are credit quality and duration. An investor looking for yield can always buy a bond with a longer maturity – the duration lever. And bonds of lower credit quality can be purchased to drive up yield – the credit quality lever. In both instances, the investor assumes risk in hope of higher returns.

At Thornburg, we always evaluate both of these options as a means to increase the total return of the portfolios, but over the past six months, as in the prior six months, we found them less than optimal. Real rates (interest rates after inflation is subtracted) remained low during the entire period, and the municipal yield curve was fairly flat. Investors who reached

Chart I | Credit Spreads: Investors Are Not Being Paid to Assume the Risk

10-Year Credit-Quality Spreads: BBB Revenue Less AAA General Obligations

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LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2016 (Unaudited)

for yield by buying longer maturities gained very little relative to the duration risk that comes with longer-dated bonds. And the amount investors are compensated to invest in lower-rated bonds is minimal; credit spreads remain at extremely tight levels. Investors who purchased debt from lower-rated issuers were essentially buying weaker credits at very expensive levels. Chart I on the previous page shows credit spreads remaining near historically low levels, offering investors little compensation for risk assumed. Not a great strategy!

We believe that the only logical thing to do when you’re not being paid to take risk is to take less of it. That is exactly what we have been seeking to do in Thornburg Low Duration Municipal Fund since its inception. The Fund is being managed on the bearish (shorter) end of its duration range. We have also actively sought to increase the average credit quality, at least at the margins. Cash reserve positions are being managed in a manner we view as conservative.

Continued volatility seems a certainty. That can manifest via interest-rate movements, or changing credit spreads. While the likelihood of the Fed raising rates appears low, given the afore-mentioned anemic economic growth in the U.S. and abroad, investors are wise to recall that rates moved up over 1.00% in 2013 without the Fed having taken any action whatsoever. It may be unlikely, but that does not mean it’s a probability that can be ignored. And any event that causes spreads to widen appreciably may prove detrimental to an investor who assumed undue credit risk in search of return.

We will do what we have always done with Thornburg Low Duration Municipal Fund: provide you with a tax-exempt laddered portfolio that aims to generate attractive levels of income, while attempting to preserve principal and minimize volatility. And, of course, we’ll seek to only assume the risk for which we believe we are adequately compensated.

Staying Faithful to Thornburg’s Tested Approach

While a focus on risk mitigation may not make the sexiest marketing story, we believe it is in the best long-term interest of shareholders. And to any investor considering abandoning municipal bonds for the promise of higher returns elsewhere, we remind you that if the first quarter of 2016 has taught us anything, it is that in a volatile market, an appropriate asset allocation may save you a few sleepless nights.

We will continue to strive to manage your assets to fulfill the Fund’s objectives.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Low Duration Municipal Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

	1-YR	SINCE INCEP.
A Shares (Incep: 12/30/13)
Without sales charge	0.42%	0.35%
With sales charge	-1.10%	-0.33%
I Shares (Incep: 12/30/13)	0.54%	0.51%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	0.17%

SEC Yield	0.18%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 2.85%; I shares, 0.82%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements, please see the Fund’s prospectus.

Without fee waivers and expense reimbursements, the Annualized Distribution yield would have been negative 1.47%, and the SEC yield would have been negative 1.46%. Unsubsidized yields may be disproportionately negative due to the size of net assets and fixed expenses.

Glossary

BofA Merrill Lynch 1-3 Year Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 3 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Low Duration Municipal Fund	March 31, 2016 (Unaudited)

Objectives and Strategies

The Fund seeks current income exempt from federal income tax, consistent with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Security Credit Ratings†

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Key Portfolio Attributes

Number of Bonds	95
Effective Duration	1.5 Yrs
Average Maturity	1.6 Yrs

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Low Duration Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
ARIZONA — 3.02%
Arizona Board of Regents, 0.40% due 7/1/2034 put 4/7/2016 (Arizona State University; LOC: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AAA/Aa1	$900,000	$900,000
Arizona HFA, 3.00% due 12/1/2016 (Scottsdale Lincoln Hospitals)	NR/A2	480,000	487,262

ARKANSAS — 0.69%
Board of Trustees of the University of Arkansas, 4.00% due 11/1/2018 (Fayetteville Campus)	NR/Aa2	295,000	318,662

CALIFORNIA — 9.52%
Bay Area Toll Authority, 1.00% due 4/1/2047 put 5/1/2017 (San Francisco Bay Area Toll Bridge)	AA/Aa3	250,000	250,567
California HFFA, 4.00% due 7/1/2016 (Children’s Hospital Los Angeles; Insured: AGM)	AA/A2	200,000	201,436
California Statewide Communities Development Authority, 5.25% due 7/1/2017 (St. Joseph Health System; Insured: AGM)	AA/A1	100,000	105,303
City of Chula Vista, 1.65% due 7/1/2018 (San Diego Gas & Electric Co.)	A+/Aa2	1,000,000	1,000,850
County of Los Angeles Redevelopment Refunding Authority, 3.00% due 6/1/2016 (Bunker Hill Project)	A+/NR	305,000	306,321
County of Los Angeles Redevelopment Refunding Authority, 3.00% due 12/15/2016 (Covina Revitalization-Redevelopment Project)	A-/NR	575,000	583,999
Jurupa Public Financing Authority, 4.00% due 9/1/2017	BBB+/NR	100,000	104,021
Murrieta Valley USD GO, 2.00% due 9/1/2016 (Riverside County Educational Facilities; Insured: BAM)	AA/NR	200,000	201,310
Riverside County Public Financing Authority, 4.00% due 9/1/2017 (Hemet Project)	A+/NR	485,000	506,296
San Diego Redevelopment Agency, 5.00% due 9/1/2016 (Centre City Redevelopment; Insured: AMBAC)	NR/A2	50,000	50,680
Successor Agency to the Redevelopment Agency of Carson, 4.00% due 10/1/2016 (Carson Merged and Amended Project Area)	AA-/NR	425,000	432,463
Successor Agency to the Redevelopment Agency of the City of Chino, 5.00% due 9/1/2017 (Merged Chino Areas 2001 and 2003 and Central City Redevelopment Projects; Insured: BAM)	AA/NR	300,000	317,697
Successor Agency to the Redevelopment Agency of the Richmond Community, 4.00% due 9/1/2017 (Harbour and Merged Area Redevelopment Projects; Insured: BAM)	AA/NR	300,000	312,927

COLORADO — 1.86%
City of Aurora COP, 3.00% due 12/1/2016 (Aurora Municipal Center)	AA-/Aa2	530,000	537,934
Regional Transportation District COP, 5.00% due 6/1/2017 (FasTracks Transportation System)	A/Aa3	300,000	314,676

DISTRICT OF COLUMBIA — 0.43%
District of Columbia, 5.00% due 4/1/2016 (National Public Radio) (ETM)	AA-/A1	200,000	200,000

FLORIDA — 6.35%
County of Osceola, 5.00% due 10/1/2017 (Transportation Capital Improvements; Insured: AMBAC)	A+/A1	150,000	159,025
Florida Municipal Power Agency, 5.25% due 10/1/2018 (Stanton Project)	NR/A1	1,000,000	1,105,720
Hillsborough County IDA, 5.65% due 5/15/2018 (Tampa Electric Co.)	BBB+/A2	200,000	218,692
Orange County School Board COP, 5.00% due 8/1/2018 (Educational Facilities)	NR/Aa2	1,000,000	1,096,560
Volusia County Educational Facilities Authority, 2.00% due 10/15/2016 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	105,000	105,771
Volusia County Educational Facilities Authority, 3.00% due 10/15/2017 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	105,000	108,420
Volusia County Educational Facilities Authority, 3.00% due 10/15/2018 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	120,000	125,876

GEORGIA — 0.45%
City of Atlanta, 5.25% due 12/1/2016 (Atlantic Station Project; Insured: AGM)	AA/A3	200,000	205,604

GUAM — 1.31%
Government of Guam, 3.00% due 11/15/2017 (Economic Development)	A/NR	300,000	309,408
Government of Guam, 4.00% due 11/15/2018 (Economic Development)	A/NR	275,000	294,539

ILLINOIS — 8.62%
Chicago Park District GO, 5.00% due 1/1/2020 (Harbor Facilities)	AA+/Ba1	500,000	549,545
City of Rockford GO, 3.00% due 12/15/2016 (New Fire Station Construction; Insured: AGM)	AA/A1	250,000	254,232
Illinois Educational Facilities Authority, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum of Natural History)	A/A2	100,000	102,026
Illinois Finance Authority, 5.00% due 11/15/2017 (Rush University Medical Center)	A+/A1	1,000,000	1,064,820
Illinois Finance Authority, 5.00% due 8/15/2018 (Silver Cross Hospital and Medical Centers)	NR/Baa1	500,000	538,165
Illinois Finance Authority, 5.00% due 11/15/2018 (Rush University Medical Center)	A+/A1	500,000	550,330
Illinois Finance Authority, 4.30% due 6/1/2035 put 6/1/2016 (Peoples Gas Light & Coke Co.; Insured: AMBAC)	A/Aa3	200,000	201,218
State of Illinois, 4.00% due 6/15/2019 (Build Illinois Program)	AAA/Baa1	520,000	566,223
Town of Cicero GO, 5.00% due 1/1/2018 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	125,000	132,929

INDIANA — 2.56%
City of Evansville, 5.00% due 1/1/2018 (Waterworks District; Insured: BAM)	AA/NR	810,000	866,206

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Hammond Multi-School Building Corp., 4.00% due 7/15/2017 (Educational Facilities) (State Aid Withholding)	AA+/NR	$300,000	$312,030

KANSAS — 6.24%
Kansas DFA, 5.00% due 12/1/2016 (Department of Commerce Impact Program)	AA-/A3	400,000	411,348
Kansas DFA, 5.00% due 12/1/2018 (Department of Commerce Impact Program)	AA-/A3	1,250,000	1,368,962
Topeka Public Building Commission, 5.00% due 6/1/2018 (10th and Jackson Projects; Insured: Natl-Re)	AA-/A3	1,000,000	1,086,750

KENTUCKY — 2.46%
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2019 (Project No. 112)	A/Aa3	1,000,000	1,128,480

LOUISIANA — 2.46%
City of New Orleans, 5.00% due 12/1/2017 (Water System Facilities Capital Improvement Program)	A-/NR	100,000	106,587
City of New Orleans GO, 4.00% due 12/1/2016 (Public Improvements)	A+/A3	1,000,000	1,021,940

MARYLAND — 1.96%
County of Montgomery GO, 0.32% due 6/1/2026 put 4/1/2016 (Consolidated Public Improvements; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AAA/Aaa	900,000	900,000

MASSACHUSETTS — 0.62%
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	275,000	284,578

MICHIGAN — 7.76%
Berkley School District GO, 4.00% due 5/1/2018 (Educational Facilities; Insured: Q-SBLF)	AA-/NR	1,000,000	1,064,340
Charles Stewart Mott Community College GO, 5.00% due 5/1/2018 (Higher Education Facilities)	A+/NR	750,000	810,457
Michigan Finance Authority, 4.00% due 11/15/2016 (Sparrow Clinton Hospital Cancer Center and Sparrow Ionia Hospital)	A+/A1	150,000	153,086
Michigan Finance Authority, 5.00% due 5/1/2018 (School District of the City of Detroit; Insured: Q-SBLF)	AA-/NR	250,000	270,385
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa2	200,000	205,424
Northville Public Schools GO, 5.00% due 5/1/2017 (Educational Facilities; Insured: Q-SBLF)	NR/Aa1	250,000	261,460
Regents of the University of Michigan, 0.27% due 4/1/2042 put 4/1/2016 (Higher Education Facility Renovations; SPA: Northern Trust Co.) (daily demand notes)	AAA/Aaa	800,000	800,000

NEVADA — 1.24%
Carson City, 4.00% due 9/1/2016 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	200,000	202,276
City of Reno GO, 5.00% due 6/1/2017 (Fire Protection Projects)	A-/A1	200,000	209,928
Washoe County School District GO, 5.25% due 6/1/2017 (Educational Facilities; Insured: AGM)	AA/Aa3	150,000	158,009

NEW JERSEY — 2.25%
Essex County Improvement Authority GO, 4.00% due 10/1/2017 (County Correctional Facility)	NR/Aa2	545,000	569,530
New Jersey Educational Facilities Authority, 5.00% due 9/1/2016 (Higher Education Capital Improvements; Insured: AGM)	AA/A2	300,000	304,398
New Jersey Health Care Facilities Financing Authority, 5.00% due 1/1/2018 (Hackensack University Medical Center; Insured: AGM)	AA/A2	150,000	160,110

NEW YORK — 6.22%
City of New York GO, 5.00% due 8/1/2017 (Capital Projects)	AA/Aa2	500,000	528,810
City of New York GO, 5.00% due 8/1/2019 (Capital Projects)	AA/Aa2	450,000	508,991
Lake Placid Central School District GO, 5.00% due 6/15/2017 (Educational Facilities; Insured: Natl-Re) (State Aid Withholding)	NR/Aa3	200,000	210,096
Monroe County Industrial Development Corp., 4.00% due 1/15/2018 (Monroe Community College Association; Insured: AGM)	AA/A2	200,000	209,398
New York City Municipal Water Finance Authority, 0.37% due 6/15/2048 put 4/1/2016 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	500,000	500,000
New York City Transitional Finance Authority, 0.55% due 11/1/2028 put 4/7/2016 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AAA/Aaa	900,000	900,000

NORTH DAKOTA — 1.63%
North Dakota Housing Finance Agency, 0.85% due 1/1/2017 (Housing Mortgage Finance Program)	NR/Aa1	750,000	750,278

OHIO — 3.62%
City of Cleveland, 3.00% due 10/1/2016 (Public Facilities)	AA/A1	200,000	202,312
County of Franklin, 4.00% due 11/15/2033 put 8/1/2016 (OhioHealth Corp. Hospital Facilities)	AA+/Aa2	200,000	202,268
County of Hamilton, 0.41% due 5/15/2017 put 4/1/2016 (Children’s Hospital Medical Center; LOC: PNC Bank, N.A.) (daily demand notes)	NR/A1	300,000	300,000

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Ohio Higher Educational Facility Commission, 0.32% due 1/1/2043 put 4/1/2016 (Cleveland Clinic Health System; SPA: Barclays Bank plc) (daily demand notes)	AA-/Aa2	$700,000	$700,000
University of Toledo, 3.50% due 6/1/2016 (Medical Center Capital Improvements)	A/A1	260,000	261,277

OKLAHOMA — 3.05%
Oklahoma DFA, 5.00% due 8/15/2018 (INTEGRIS Health)	AA-/Aa3	270,000	296,395
Tulsa County Industrial Authority, 5.50% due 9/1/2018 (Jenks Public Schools)	AA-/NR	1,000,000	1,104,210

OREGON — 2.19%
State of Oregon GO, 2.00% due 9/15/2016 (Cash Management)	SP-1+/Mig1	1,000,000	1,007,610

PENNSYLVANIA — 9.25%
City of Philadelphia, 5.00% due 10/1/2017 (Pennsylvania Gas Works)	A-/Baa1	200,000	212,314
City of Philadelphia, 5.00% due 7/1/2018 (Pennsylvania Gas Works)	AA/A2	350,000	381,475
Cumberland County Municipal Authority, 3.00% due 1/1/2017 (Diakon Lutheran Social Ministries Project)	NR/NR	500,000	505,830
East Allegheny School District GO, 2.00% due 4/1/2017 (Insured: BAM) (State Aid Withholding)	AA/Ba2	300,000	303,324
Lancaster County Hospital Authority, 5.00% due 11/1/2018 (Masonic Villages Project)	A/NR	1,500,000	1,644,540
Lehigh County IDA, 0.90% due 2/15/2027 put 8/15/2017 (PPL Electric Utilities Corp. Project)	A/A1	1,000,000	999,650
Wilson School District GO, 3.00% due 6/1/2017 (State Aid Withholding)	AA/NR	200,000	205,370

SOUTH CAROLINA — 2.53%
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2017 (Convention Center Complex)	AA-/NR	300,000	316,851
Kershaw County Public Schools Foundation, 4.00% due 12/1/2017 (Kershaw County School District Project)	A-/A1	500,000	524,470
Piedmont Municipal Power Agency, 5.00% due 1/1/2018 (Catawba Project)	AA/A3	300,000	321,306

TEXAS — 7.33%
City of Houston, 4.00% due 9/1/2017 (Convention & Entertainment Facilities Department)	A-/A2	200,000	208,802
City of Houston, 4.00% due 9/1/2018 (Convention & Entertainment Facilities Department)	A-/A2	600,000	642,318
City of Houston Higher Education Finance Corp., 5.00% due 8/15/2018 (KIPP Program; Guaranty: PSF)	AAA/NR	970,000	1,061,869
Coastal Water Authority, 4.00% due 12/15/2017 (City of Houston Projects)	AA/NR	905,000	954,087
San Antonio Education Facilities Corp., 0.45% due 6/1/2033 put 4/7/2016 (Trinity University) (weekly demand notes)	AA/NR	500,000	500,000

WASHINGTON — 2.70%
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2018 (Evergreen Health)	NR/Aa3	835,000	924,838
Ocean Beach School District No. 101 GO, 4.00% due 12/1/2017 (Educational Facilities)	NR/A2	300,000	316,023

WEST VIRGINIA — 0.44%
Mason County, 1.625% due 10/1/2022 put 10/1/2018 (Appalachian Power Company Project)	BBB/Baa1	200,000	201,176

WISCONSIN — 0.44%
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A2	200,000	200,550

TOTAL INVESTMENTS — 99.20% (Cost $45,495,491)			$45,584,229
OTHER ASSETS LESS LIABILITIES — 0.80%			365,586

NET ASSETS — 100.00%			$45,949,815

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority
ETM	Escrowed to Maturity
GO	General Obligation

HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
USD	Unified School District

See notes to financial statements.

10    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Low Duration Municipal Fund	March 31, 2016 (Unaudited)

ASSETS
Investments at value (cost $45,495,491) (Note 2)	$45,584,229
Cash	1,055,005
Receivable for investments sold	325,000
Interest receivable	455,286
Prepaid expenses and other assets	31,478

Total Assets	47,450,998

LIABILITIES
Payable for investments purchased	1,466,788
Payable for fund shares redeemed	639
Payable to investment advisor and other affiliates (Note 3)	4,098
Accounts payable and accrued expenses	29,334
Dividends payable	324

Total Liabilities	1,501,183

NET ASSETS	$45,949,815

NET ASSETS CONSIST OF
Net unrealized appreciation on investments	$88,738
Accumulated net realized gain (loss)	(23,333)
Net capital paid in on shares of beneficial interest	45,884,410

$45,949,815

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($4,091,193 applicable to 331,100 shares of beneficial interest outstanding - Note 4)	$12.36
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.55

Class I Shares:
Net asset value, offering and redemption price per share ($41,858,622 applicable to 3,388,031 shares of beneficial interest outstanding - Note 4)	$12.35

See notes to financial statements.

Semi-Annual Report    11

STATEMENT OF OPERATIONS

Thornburg Low Duration Municipal Fund	March 31, 2016 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $524,906)	$206,077

EXPENSES
Investment advisory fees (Note 3)	95,253
Administration fees (Note 3)
Class A Shares	2,576
Class I Shares	10,876
Distribution and service fees (Note 3)
Class A Shares	4,162
Transfer agent fees
Class A Shares	13,262
Class I Shares	6,191
Registration and filing fees
Class A Shares	14,354
Class I Shares	14,498
Custodian fees (Note 3)	14,025
Professional fees	22,480
Accounting fees (Note 3)	733
Trustee fees	946
Other expenses	2,389

Total Expenses	201,745
Less:
Expenses reimbursed by investment advisor (Note 3)	(61,840)
Investment advisory fees waived by investment advisor (Note 3)	(16,718)

Net Expenses	123,187

Net Investment Income	82,890

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments	(18,130)
Net change in unrealized appreciation (depreciation) on investments	30,075

Net Realized and Unrealized Gain	11,945

Net Increase in Net Assets Resulting from Operations	$94,835

See notes to financial statements.

12    Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Low Duration Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2016*	YEAR ENDED SEPTEMBER 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$82,890	$112,321
Net realized gain (loss) from investments	(18,130)	(5,203)
Net unrealized appreciation (depreciation) on investments	30,075	24,676

Net Increase (Decrease) in Net Assets Resulting from Operations	94,835	131,794

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(3,470)	(4,414)
Class I Shares	(79,420)	(107,907)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	816,781	519,307
Class I Shares	93,272	29,065,721

Net Increase in Net Assets	921,998	29,604,501

NET ASSETS
Beginning of Period	45,027,817	15,423,316

End of Period	$45,949,815	$45,027,817

*	Unaudited.

See notes to financial statements.

Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS

Thornburg Low Duration Municipal Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Low Duration Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed Thornburg Investment Management, Inc. (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that

14    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2016 (Unaudited)

the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2016
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$45,584,229	$—	$45,584,229	$—

Total Investments in Securities	$45,584,229	$—	$45,584,229	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2016 (Unaudited)

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .40 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2016 the Fund paid $733 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $16 from the sale of Class A shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .20 of 1% per annum of the average daily net assets attributable to each Class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2016, the Advisor voluntarily waived Fund level investment expenses of $16,718. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $30,233 for Class A shares and $31,607 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by affiliated Trustees and Officers and the Advisor is approximately 68.25%.

The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Fund had no transactions with affiliated funds.

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2016 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2016 (UNAUDITED)		PERIOD ENDED SEPTEMBER 30, 2015 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	159,791	$1,973,515	172,222	$2,123,915
Shares issued to shareholders in reinvestment of dividends	279	3,445	350	4,315
Shares repurchased	(93,961)	(1,160,179)	(130,474)	(1,608,923)

Net increase (decrease)	66,109	$816,781	42,098	$519,307

Class I Shares
Shares sold	618,691	$7,641,797	3,405,347	$42,016,558
Shares issued to shareholders in reinvestment of dividends	6,259	77,296	8,471	104,442
Shares repurchased	(617,946)	(7,625,821)	(1,059,361)	(13,055,279)

Net increase (decrease)	7,004	$93,272	2,354,457	$29,065,721

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $8,249,982 and $5,218,000, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$45,495,491

Gross unrealized appreciation on a tax basis	$104,483
Gross unrealized depreciation on a tax basis	(15,745)

Net unrealized appreciation (depreciation)on investments (tax basis)	$88,738

At March 31, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014, through September 30, 2015, of $5,203. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    17

FINANCIAL HIGHLIGHTS

    Thornburg Low Duration Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)									RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS		TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2016(b)(c)	$12.35	0.01	0.01		0.02	(0.01)	—	(0.01)	$12.36	0.17	(d)	0.70	(d)	0.70	(d)	2.24	(d)	0.16	13.66	$4,091
2015(c)	$12.34	0.02	0.01		0.03	(0.02)	—	(0.02)	$12.35	0.15		0.67		0.67		2.85		0.22	15.75	$3,273
2014(c)(e)	$12.31	0.02	0.03		0.05	(0.02)	—	(0.02)	$12.34	0.20	(d)	0.66	(d)	0.65	(d)	3.14	(d)	0.40	4.54	$2,751
CLASS I SHARES
2016(b)	$12.35	0.02	—	(f)	0.02	(0.02)	—	(0.02)	$12.35	0.37	(d)	0.50	(d)	0.50	(d)	0.72	(d)	0.18	13.66	$41,859
2015	$12.34	0.04	0.01		0.05	(0.04)	—	(0.04)	$12.35	0.32		0.50		0.50		0.82		0.40	15.75	$41,755
2014(e)	$12.31	0.04	0.03		0.07	(0.04)	—	(0.04)	$12.34	0.42	(d)	0.44	(d)	0.44	(d)	1.77	(d)	0.56	4.54	$12,672

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Fund commenced operations on December 30, 2013.
(f)	Net realized & unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.

See notes to financial statements.

18 Semi-Annual Report	Semi-Annual Report 19

EXPENSE EXAMPLE

Thornburg Low Duration Municipal Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD† 10/1/15–3/31/16
Class A Shares
Actual	$1,000.00	$1,001.60	$3.50
Hypothetical*	$1,000.00	$1,021.50	$3.54
Class I Shares
Actual	$1,000.00	$1,001.80	$2.50
Hypothetical*	$1,000.00	$1,022.50	$2.53

†	Expenses are equal to the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20    Semi-Annual Report

OTHER INFORMATION

Thornburg Low Duration Municipal Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www. sec. gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D. C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    21

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

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THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    23

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3053

About Thornburg Investment Management

It’s more than what we do. It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

How we THINK How we INVEST How we’re STRUCTURED

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

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Semi-Annual Report

Thornburg Limited Term Municipal Fund

March 31, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

April 11, 2016

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by nine cents to $14.61 per share during the six months ended March 31, 2016. If you were with us for the entire period, you received dividends of 11.25 cents per share. If you reinvested your dividends, you received 11.29 cents per share. Dividends were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a negative 1.40% total return (without sales charge) for the six months ended March 31, 2016, compared to the 1.80% total return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index.

Throughout the six-month period, the Fund maintained a lower risk posture vis-a-vis interest rates than its benchmark; the Fund’s average effective duration (a measure of interest-rate sensitivity) was 3.31 years, compared to 3.80 years for the benchmark. The shorter duration hurt relative price performance by 0.08%. The Fund’s position along the yield curve added 0.03% and sector selection added 0.23% of relative price performance. Our underweight in high-quality bonds added 0.05% of relative price performance. Other factors include the amortization of bond premiums and accretion of discounts, which is not an active management decision but rather a standard accounting practice—and the largest component of this category. We also include the effects of security selection and of price change derived from factors we cannot account for (statistically: “unexplained error”). Together, these three account for 0.75% of price performance relative to the index.

Global Fears Sway the Municipal Markets

The past six months have been a roller-coaster ride for the municipal market. During the last quarter of 2015, it seemed that every day was spent anxiously awaiting the first Federal Reserve rate increase—for what seemed like an eternity. When that rate increase finally came, it was met with a yawn. Markets quickly reminded investors that while the Federal Reserve (the Fed) has control over short-term rates, the market forces of supply and demand for bonds have a much heavier influence on interest rates—especially long-term rates.

As in life, expectations in the bond markets mean a lot. And perhaps more important than the Fed’s initial rate hike was its stated intent to raise rates four additional times in 2016. The expectation for higher rates evaporated almost immediately after the Fed’s statement, with the release of weaker-than-expected economic data, collapsing commodity prices, an emerging-markets stock rout, and profound weakness in Europe, with the European Central Bank retrenching in its effort to drive European rates lower, spurring fears of deflation.

A Roller-Coaster Ride to Start the Year

The beginning of 2016 proved volatile for equity markets domestically and globally, and the fixed income markets followed suit. The 10-year U.S. Treasury stood at a respectable 2.27% at the end of 2015. But within six weeks, that rate fell 0.61% to 1.66%, before bouncing back to 1.77% by March 31, 2016.

Chart I Credit Spreads: Investors Are Not Being Paid to Assume the Risk

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LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

As we noted, the Fed has backed off of its initial intent to raise rates four times in a stepped-up fashion. Rates will probably remain low and income elusive. Unfortunately, municipal bond investors have only a few “levers” to pull to seek higher income. The most effective two are credit quality and duration. An investor looking for yield can always buy a bond with a longer maturity—the duration lever. And bonds of lower credit quality can be purchased to drive up yield—the credit quality lever. In both instances, the investor assumes risk in hope of higher returns.

At Thornburg, we always evaluate both of these options as a means to increase the total return of the portfolios, but over the past six months, as in the prior six months, we found them less than optimal. Real rates (interest rates after inflation is subtracted) remained low during the entire period, and the municipal yield curve was fairly flat. Investors who reached for yield by buying longer maturities gained very little relative to the duration risk that comes with longer-dated bonds. And the amount investors are compensated to invest in lower-rated bonds is minimal; credit spreads remain at extremely tight levels. Investors who purchased debt from lower-rated issuers were essentially buying weaker credits at very expensive levels. Chart I on the previous page shows credit spreads remaining near historically low levels, offering investors little compensation for risk assumed. Not a great strategy!

We believe that the only logical thing to do when you’re not being paid to take risk is to take less of it. That is exactly what we have been seeking to do in Thornburg Limited Term Municipal Fund for quite some time. The Fund is being managed on the bearish (shorter) end of its duration range. We have also actively sought to increase the average credit quality, at least at the margins. Cash reserve positions are being managed in a manner we view as conservative.

Continued volatility seems a certainty. That can manifest via interest-rate movements, or changing credit spreads. While the likelihood of the Fed raising rates appears low, given the aforementioned anemic economic growth in the U.S. and abroad, investors are wise to recall that rates moved up over 1.00% in 2013 without the Fed having taken any action whatsoever. It may be unlikely, but that does not mean it’s a probability that can be ignored. And any event that causes spreads to widen appreciably may prove detrimental to an investor who assumed undue credit risk in search of return.

We will do what we have always done with Thornburg Limited Term Municipal Fund: provide you with a tax-exempt laddered portfolio that aims to generate attractive levels of income, while attempting to preserve principal and minimize volatility. And, of course, we’ll seek to only assume the risk for which we believe we are adequately compensated.

Staying Faithful to Thornburg’s Tested Approach

While a focus on risk mitigation may not make the sexiest marketing story, we believe it is in the best long-term interest of shareholders. And to any investor considering abandoning municipal bonds for the promise of higher returns elsewhere, we remind you that if the first quarter of 2016 has taught us anything, it is that in a volatile market, an appropriate asset allocation may save you a few sleepless nights.

We will continue to strive to manage your assets to fulfill the Fund’s objectives.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
A Shares (Incep: 9/28/84)
Without sales charge	1.91%	1.52%	2.88%	3.44%	5.04%
With sales charge	0.40%	1.02%	2.58%	3.29%	4.99%
C Shares (Incep: 9/1/94)
Without sales charge	1.68%	1.30%	2.62%	3.17%	3.48%
With sales charge	1.18%	1.30%	2.62%	3.17%	3.48%
I Shares (Incep: 7/5/96)	2.23%	1.85%	3.22%	3.78%	4.09%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	1.42%

SEC Yield	0.56%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.73%; C shares, 0.96%; I shares, 0.41%.

Glossary

BofA Merrill Lynch 1-10 Year Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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FUND SUMMARY

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Long Term Stability of Principal

Net Asset Value History of A Shares

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Portfolio Ladder

Key Portfolio Attributes

Number of Bonds	1,972

Effective Duration	3.4 Yrs

Average Maturity	4.0 Yrs

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 1.00%
Alabama Public School & College Authority, 5.00% due 5/1/2016 (Education System Capital Improvements)	AA/Aa1	$5,000,000	$5,019,650
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	4,840,000	5,449,743
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	770,000	867,005
Alabama Public School & College Authority, 5.00% due 6/1/2020 (Education System Capital Improvements)	AA/Aa1	5,085,000	5,874,294
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Education System Capital Improvements)	AA/Aa1	5,335,000	6,312,799
Alabama Public School & College Authority, 5.00% due 6/1/2022 (Education System Capital Improvements)	AA/Aa1	5,605,000	6,777,118
Alabama Public School & College Authority, 5.00% due 6/1/2023 (Education System Capital Improvements)	AA/Aa1	735,000	903,241
Alabama State Board of Education, 3.00% due 5/1/2017 (Calhoun Community College)	NR/A1	2,070,000	2,110,655
Alabama State Board of Education, 3.00% due 5/1/2018 (Calhoun Community College)	NR/A1	2,130,000	2,204,337
Alabama State Board of Education, 4.00% due 5/1/2019 (Calhoun Community College)	NR/A1	2,195,000	2,357,891
Alabama State Board of Education, 4.00% due 5/1/2020 (Calhoun Community College)	NR/A1	1,000,000	1,085,820
Alabama State Board of Education, 4.00% due 5/1/2021 (Calhoun Community College)	NR/A1	1,000,000	1,090,650
Alabama State Board of Education, 4.00% due 5/1/2022 (Calhoun Community College)	NR/A1	1,230,000	1,352,483
City of Birmingham GO, 4.00% due 8/1/2016 (Government Services)	AA/Aa2	3,645,000	3,688,084
City of Birmingham GO, 5.00% due 2/1/2017 (Government Services)	AA/Aa2	2,045,000	2,120,154
City of Birmingham GO, 4.00% due 8/1/2017 (Government Services)	AA/Aa2	2,760,000	2,881,026
City of Birmingham GO, 5.00% due 2/1/2018 (Government Services)	AA/Aa2	2,000,000	2,153,300
City of Mobile GO, 4.50% due 8/15/2016 (Senior Center)	NR/NR	195,000	196,402
City of Mobile GO, 5.00% due 2/15/2019 (Capital Improvements)	A+/Aa2	2,000,000	2,155,380
City of Mobile Industrial Development Board, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A-/A1	6,000,000	6,048,060
East Alabama Health Care Authority GO, 5.00% due 9/1/2021	A/NR	1,245,000	1,436,244
East Alabama Health Care Authority GO, 5.00% due 9/1/2022	A/NR	800,000	927,784
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2016	AAA/Aa1	2,080,000	2,119,312
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2019	AAA/Aa1	3,375,000	3,697,920
State of Alabama GO, 5.00% due 6/1/2016 (State Parks System Improvement)	AA/Aa1	2,250,000	2,267,550
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2017	A+/A1	2,500,000	2,647,825
University of Alabama at Birmingham Hospital, 5.00% due 9/1/2018	A+/A1	1,700,000	1,854,241

ALASKA — 0.50%
Alaska Energy Authority, 6.00% due 7/1/2016 (Bradley Lake Hydroelectric; Insured: AGM)	AA/Aa3	775,000	785,532
Alaska Housing Finance Corp., 5.00% due 12/1/2018 pre-refunded 12/1/2017 (State Capital Project; Insured: Natl-Re)	AA-/NR	1,610,000	1,723,199
Alaska Housing Finance Corp., 5.00% due 12/1/2018 (State Capital Project; Insured: Natl-Re)	AA+/Aa2	390,000	417,948
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2016 (DeLong Mountain Transportation Project)	AA+/Aa3	1,100,000	1,100,000
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2017 (DeLong Mountain Transportation Project)	AA+/Aa3	3,000,000	3,127,710
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2018 (DeLong Mountain Transportation Project)	AA+/Aa3	2,455,000	2,652,799
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A-/A2	12,000,000	13,710,960
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A-/A2	3,700,000	4,227,546
North Slope Borough GO, 5.00% due 6/30/2017 (Insured: Natl-Re)	AA-/Aa2	8,800,000	9,275,728
State of Alaska, 5.00% due 10/1/2017 (Alaska International Airports System; Insured: Natl-Re)	AA-/A1	1,115,000	1,141,125

ARIZONA — 2.93%
Arizona Board of Regents, 5.00% due 8/1/2020 (University of Arizona SPEED)	A+/Aa3	575,000	666,057
Arizona Board of Regents, 5.00% due 8/1/2023 (University of Arizona SPEED)	A+/Aa3	800,000	980,408
Arizona Board of Regents, 5.00% due 8/1/2024 (University of Arizona SPEED)	A+/Aa3	550,000	683,095
Arizona Board of Regents COP, 5.00% due 7/1/2018 (Arizona State University; Insured: Natl-Re)	AA-/A1	1,285,000	1,349,494
Arizona Board of Regents COP, 3.00% due 9/1/2018 (Northern Arizona University Projects)	A/A2	1,000,000	1,047,050
Arizona Board of Regents COP, 5.00% due 7/1/2019 (Arizona State University; Insured: Natl-Re)	AA-/A1	3,735,000	3,926,344
Arizona Board of Regents COP, 3.00% due 9/1/2019 (Northern Arizona University Projects)	A/A2	2,525,000	2,670,263
Arizona Board of Regents COP, 5.00% due 9/1/2019 (Arizona State University)	AA-/A1	1,085,000	1,221,298
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Northern Arizona University Projects)	A/A2	1,000,000	1,142,860
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Arizona State University)	AA-/A1	3,170,000	3,649,177
Arizona Board of Regents COP, 5.00% due 9/1/2021 (Arizona State University)	AA-/A1	4,020,000	4,717,229
Arizona Board of Regents COP, 5.00% due 6/1/2022 (University of Arizona)	A+/Aa3	6,080,000	7,300,134
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Northern Arizona University Projects)	A/A2	2,500,000	2,970,475
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Arizona State University)	AA-/A1	4,380,000	5,216,887
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Northern Arizona University Projects)	A/A2	3,325,000	3,962,535
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Arizona State University)	AA-/A1	5,580,000	6,718,432
Arizona HFA, 5.25% due 1/1/2018 (Banner Health)	AA-/NR	3,500,000	3,771,355
Arizona HFA, 5.00% due 7/1/2018 (Dignity Health)	A/A3	1,470,000	1,597,728
Arizona HFA, 5.00% due 7/1/2019 (Dignity Health)	A/A3	1,365,000	1,535,407
Arizona HFA, 5.00% due 7/1/2020 (Dignity Health)	A/A3	1,290,000	1,442,697
Arizona HFA, 5.00% due 12/1/2022 (Scottsdale Lincoln Hospitals)	NR/A2	1,600,000	1,929,920
Arizona HFA, 5.00% due 12/1/2024 (Scottsdale Lincoln Hospitals)	NR/A2	1,500,000	1,853,250
Arizona HFA, 0.52% due 7/1/2035 put 4/7/2016 (Dignity Health; LOC: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AAA/Aa1	13,980,000	13,980,000
Arizona School Facilities Board, 5.00% due 7/1/2016 (State School Land Trust; Insured: AMBAC)	NR/NR	5,775,000	5,836,966

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Arizona School Facilities Board, 5.00% due 7/1/2018 (State School Land Trust; Insured: AMBAC)	NR/NR	$4,040,000	$4,385,380
Arizona School Facilities Board COP, 5.25% due 9/1/2023 pre-refunded 9/1/2018 (School Site and Building Projects)	AA-/Aa3	1,315,000	1,453,877
Arizona Transportation Board, 5.00% due 7/1/2019	AA+/Aa2	3,510,000	3,968,652
Arizona Transportation Board, 5.00% due 7/1/2021	AA+/Aa2	7,465,000	8,899,848
Arizona Transportation Board, 5.00% due 7/1/2022	AA+/Aa2	5,000,000	5,992,100
City of Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	A-/NR	1,575,000	1,583,379
City of Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	A-/NR	1,440,000	1,501,214
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2022	AA+/Aa3	1,250,000	1,517,562
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2023	AA+/Aa3	1,830,000	2,262,795
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2024	AA+/Aa3	2,000,000	2,507,760
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2025	AA+/Aa3	3,500,000	4,438,455
City of Tucson, 5.00% due 7/1/2022 (Street and Highway Projects)	AA+/A1	2,135,000	2,555,979
City of Tucson COP, 5.00% due 7/1/2018 pre-refunded 7/1/2016 (Northwest Police Patrol Substation and Train Depot; Insured: Natl-Re)	AA-/A1	1,485,000	1,501,810
City of Yuma Municipal Property Corp., 5.00% due 7/1/2016 (Water and Wastewater System; Insured: Syncora) (ETM)	A+/A1	2,000,000	2,022,600
City of Yuma Municipal Property Corp., 5.00% due 7/1/2018 pre-refunded 7/1/2017 (Water and Wastewater System; Insured: Syncora)	A+/A1	2,130,000	2,244,317
County of Pinal, 5.00% due 8/1/2025 (Hunt Highway (Phases III-V))	AA-/NR	3,000,000	3,703,590
Maricopa County Public Finance Corp., 5.00% due 7/1/2024 (Insured: AMBAC)	AA+/Aa1	1,000,000	1,011,550
Mohave County IDA, 7.50% due 5/1/2019 (Mohave Prison, LLC Expansion)	BBB+/NR	11,645,000	12,639,716
Navajo County Pollution Control Corp., 5.75% due 6/1/2034 put 6/1/2016 (Arizona Public Service Co.)	A-/A2	9,700,000	9,779,928
Pima County, 5.00% due 7/1/2016 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	2,000,000	2,022,960
Pima County, 4.50% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA/A2	5,040,000	5,281,114
Pima County, 5.00% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	2,750,000	2,898,665
Pima County, 3.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	500,000	524,590
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	2,000,000	2,187,380
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	700,000	765,583
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA/A2	5,000,000	5,468,450
Pima County, 5.00% due 7/1/2020 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	500,000	579,390
Pima County, 3.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	1,200,000	1,300,008
Pima County, 5.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	400,000	473,748
Pima County, 3.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	1,325,000	1,439,029
Pima County, 5.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	500,000	602,375
Pima County COP, 5.00% due 12/1/2016 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	600,000	617,598
Pima County COP, 5.00% due 12/1/2017 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,395,000	1,491,074
Pima County COP, 5.00% due 12/1/2018 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	2,700,000	2,976,912
Pima County COP, 5.00% due 12/1/2019 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	500,000	567,975
Pima County COP, 5.00% due 12/1/2020 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	765,000	890,536
Pima County COP, 5.00% due 12/1/2021 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,220,000	1,449,519
Pima County COP, 5.00% due 12/1/2022 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,275,000	1,519,813
Pinal County, 5.00% due 8/1/2019 (Detention and Training Facilities)	AA-/NR	1,115,000	1,256,460
Pinal County, 5.00% due 8/1/2021 (Detention and Training Facilities)	AA-/NR	1,775,000	2,096,807
Pinal County, 5.00% due 8/1/2023 (Detention and Training Facilities)	AA-/NR	1,100,000	1,344,662
Pinal County, 5.00% due 8/1/2024 (Detention and Training Facilities)	AA-/NR	700,000	867,713
Pinal County, 5.00% due 8/1/2025 (Detention and Training Facilities)	AA-/NR	1,500,000	1,872,930
Scottsdale IDA, 5.00% due 9/1/2019 (Scottsdale Healthcare)	NR/A2	6,885,000	7,550,642
State of Arizona Department of Administration, 5.00% due 7/1/2018 (State Lottery; Insured: AGM)	AA/A1	8,370,000	9,120,789
State of Arizona Department of Administration, 5.00% due 7/1/2020 (State Lottery; Insured: AGM)	AA/A1	8,705,000	10,046,005

ARKANSAS — 0.41%
Arkansas Development Finance Authority, 2.00% due 12/1/2016 (State Dept. of Environmental Quality Project)	AA-/NR	460,000	464,048
Board of Trustees of the University of Arkansas, 2.00% due 11/1/2016 (Fayetteville Campus Athletic Facilities)	NR/Aa2	600,000	604,890
Board of Trustees of the University of Arkansas, 5.00% due 9/15/2019 pre-refunded 9/15/2016 (Fayetteville Campus Athletic Facilities)	NR/Aa2	600,000	612,252
Board of Trustees of the University of Arkansas, 3.00% due 11/1/2023 (Fayetteville Campus Athletic Facilities)	NR/Aa2	615,000	672,558
City of Fort Smith, 3.50% due 10/1/2016 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,370,000	1,389,728
City of Fort Smith, 3.50% due 10/1/2017 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,930,000	2,007,103
City of Fort Smith, 4.00% due 10/1/2018 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,000,000	1,074,650
City of Fort Smith, 4.00% due 10/1/2019 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,670,000	1,831,289
Independence County, 4.90% due 7/1/2022 (Entergy Mississippi, Inc.; Insured: AMBAC)	NR/A3	6,400,000	6,419,904
Jefferson County, 4.00% due 6/1/2016 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,395,000	1,401,933
Jefferson County, 4.00% due 6/1/2017 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,375,000	1,413,321
Jefferson County, 1.55% due 10/1/2017 (Entergy Arkansas, Inc. Project)	A-/A2	10,000,000	10,103,500
Jefferson County, 4.50% due 6/1/2018 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,495,000	1,580,903
Jefferson County, 4.50% due 6/1/2019 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,580,000	1,707,917

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
CALIFORNIA — 7.26%
Alameda County COP, 5.00% due 12/1/2017 (Santa Rita Jail; Insured: AMBAC)	AA/NR	$1,220,000	$1,304,156
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,000,000	1,201,320
Alameda County Joint Powers Authority, 5.00% due 12/1/2022 (Alameda County Medical Center Highland Hospital)	AA/Aa3	2,000,000	2,446,960
Alameda County Joint Powers Authority, 5.00% due 12/1/2023 (Alameda County Medical Center Highland Hospital)	AA/Aa3	3,200,000	3,974,144
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements; Insured: AGM)	AA/A2	3,250,000	2,835,657
Brentwood Infrastructure, 4.00% due 11/1/2016 (Insured: AGM)	AA/NR	325,000	330,883
Brentwood Infrastructure, 5.00% due 11/1/2017 (Insured: AGM)	AA/NR	965,000	1,021,385
Brentwood Infrastructure, 5.25% due 11/1/2018 (Insured: AGM)	AA/NR	1,020,000	1,119,817
Brentwood Infrastructure, 5.25% due 11/1/2019 (Insured: AGM)	AA/NR	725,000	818,764
Cabrillo USD GO, 0% due 8/1/2021 (Educational Facilities; Insured: AMBAC)	NR/NR	1,000,000	900,720
California Educational Facilities Authority, 5.00% due 4/1/2017 (Pitzer College)	NR/A2	1,460,000	1,521,714
California Educational Facilities Authority, 5.00% due 4/1/2021 (Chapman University)	NR/A2	4,870,000	5,702,283
California HFFA, 5.50% due 2/1/2017 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	2,575,000	2,679,442
California HFFA, 5.50% due 2/1/2019 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	2,865,000	3,230,660
California HFFA, 5.75% due 2/1/2020 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	1,975,000	2,317,406
California HFFA, 5.00% due 3/1/2020 (Dignity Health)	A/A3	4,400,000	5,060,924
California HFFA, 5.75% due 2/1/2021 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	1,695,000	2,047,340
California HFFA, 5.00% due 3/1/2021 (Dignity Health)	A/A3	3,450,000	4,063,893
California HFFA, 5.25% due 3/1/2022 (Dignity Health)	A/A3	7,020,000	8,370,999
California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/A1	5,000,000	5,798,700
California State Department of Water Resources, 5.00% due 5/1/2016 (Power Supply Program)	AA/Aa2	5,000,000	5,019,350
California State Economic Recovery GO, 5.00% due 7/1/2020 pre-refunded 7/1/2019	AA+/Aaa	4,200,000	4,770,570
California State Housing Finance Agency, 2.50% due 12/1/2017 (One Santa Fe Apartments Multi-Family Housing; Collateralized: GNMA)	NR/Aa1	1,725,000	1,727,122
California State Public Works Board, 5.00% due 9/1/2016 (Regents of University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	3,000,000	3,057,090
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	3,000,000	3,183,990
California State Public Works Board, 5.00% due 11/1/2017 (California State University)	A+/Aa3	3,000,000	3,202,740
California State Public Works Board, 5.00% due 11/1/2018 (California State University)	A+/Aa3	2,700,000	2,984,202
California State Public Works Board, 5.00% due 4/1/2020 (California School for the Deaf Riverside Campus)	A+/A1	1,585,000	1,829,946
California State Public Works Board, 5.00% due 6/1/2020 (Yuba City Courthouse)	A+/A1	1,675,000	1,943,637
California State Public Works Board, 5.00% due 6/1/2020 (Coalinga State Hospital)	A+/A1	5,685,000	6,596,760
California State Public Works Board, 5.00% due 10/1/2020 (California State University)	A+/A1	1,000,000	1,171,240
California State Public Works Board, 5.00% due 11/1/2020 (Various Capital Projects)	A+/A1	1,500,000	1,760,745
California State Public Works Board, 5.00% due 4/1/2021 (California School for the Deaf Riverside Campus)	A+/A1	890,000	1,053,902
California State Public Works Board, 5.00% due 6/1/2021 (Yuba City Courthouse)	A+/A1	1,250,000	1,485,525
California State Public Works Board, 5.00% due 6/1/2021 (Coalinga State Hospital)	A+/A1	5,000,000	5,942,100
California State Public Works Board, 5.00% due 10/1/2021 (Various Capital Projects)	A+/A1	1,000,000	1,196,350
California State Public Works Board, 5.00% due 11/1/2021 (Various Capital Projects)	A+/A1	1,750,000	2,096,850
California State Public Works Board, 5.00% due 11/1/2021 (Laboratory Facility and San Diego Courthouse)	A+/A1	750,000	898,650
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A+/A1	500,000	602,855
California State Public Works Board, 5.00% due 6/1/2022 (Coalinga State Hospital)	A+/A1	11,555,000	13,978,430
California State Public Works Board, 5.00% due 11/1/2022 (Laboratory Facility and San Diego Courthouse)	A+/A1	10,075,000	12,285,556
California State Public Works Board, 5.00% due 6/1/2023 (Yuba City Courthouse)	A+/A1	1,900,000	2,338,995
California State Public Works Board, 5.00% due 11/1/2024 (Laboratory Facility and San Diego Courthouse)	A+/A1	2,050,000	2,544,993
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	A+/NR	27,000,000	30,299,400
California Statewide Communities Development Authority, 5.00% due 7/1/2020 pre-refunded 1/1/2019 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	1,555,000	1,650,275
Castaic Lake Water Agency COP, 0% due 8/1/2023 (Water System Improvement; Insured: AMBAC)	AA+/NR	10,125,000	8,671,151
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	AA-/NR	3,735,000	3,446,135
Central Valley Financing Authority, 5.00% due 7/1/2017 (Carson Ice)	AA-/Aa3	600,000	631,890
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	AA-/Aa3	1,750,000	1,973,265
Chula Vista COP, 5.25% due 3/1/2018	AA-/NR	1,170,000	1,269,310
Chula Vista COP, 5.25% due 3/1/2019	AA-/NR	1,235,000	1,387,152
Clovis USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA/A3	2,685,000	2,573,760
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA/NR	5,000,000	5,294,450
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA/NR	3,000,000	3,291,240
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2019 (Educational Facilities; Insured: AGM)	AA/NR	3,000,000	3,396,090
County of Los Angeles COP, 0% due 3/1/2017 (Disney Parking Garage and Walt Disney Concert Hall)	AA/A1	1,075,000	1,066,647
County of Los Angeles COP, 0% due 9/1/2017 (Disney Parking Garage and Walt Disney Concert Hall; Insured: AMBAC)	AA/A1	1,200,000	1,183,536
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2020 (Bunker Hill Project)	A+/NR	1,730,000	1,998,600
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2020 (Bunker Hill Project)	A+/NR	3,805,000	4,453,714
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2021 (Bunker Hill Project)	A+/NR	360,000	425,225
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2021 (Bunker Hill Project)	A+/NR	5,805,000	6,935,408
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2022 (Bunker Hill Project)	A+/NR	1,645,000	1,976,188
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2022 (Bunker Hill Project)	A+/NR	5,000,000	6,057,550

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2023 (Bunker Hill Project)	A+/NR	$450,000	$548,919
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2023 (Bunker Hill Project)	A+/NR	6,875,000	8,454,256
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2024 (Bunker Hill Project)	A+/NR	4,775,000	5,884,996
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2024 (Bunker Hill Project)	A+/NR	5,150,000	6,391,304
Escondido Union High School District GO, 0% due 11/1/2020 (Insured: Natl-Re)	AA-/A3	2,655,000	2,405,085
Los Angeles Convention and Exhibition Center Authority, 5.00% due 8/15/2018 (ETM)	A+/A1	2,295,000	2,525,900
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA/A1	4,000,000	4,394,040
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2019 (Multiple Capital Projects)	AA/A1	17,935,000	20,355,687
Los Angeles USD COP, 5.00% due 10/1/2017 (Educational Facilities and Information Technology Infrastructure; Insured: AMBAC)	A+/A1	2,445,000	2,602,360
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Infrastructure)	A+/A1	4,600,000	5,169,664
Los Angeles USD COP, 5.50% due 12/1/2019 (Educational Facilities and Information Technology Infrastructure)	A+/A1	7,040,000	8,194,701
Los Angeles USD GO, 5.00% due 7/1/2018 pre-refunded 7/1/2017 (Educational Facilities Improvements; Insured: AGM)	AA/Aa2	4,000,000	4,218,280
[a] Los Angeles USD GO, 5.00% due 7/1/2022 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	12,260,000	14,974,487
Los Angeles USD GO, 5.00% due 7/1/2023 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	11,950,000	14,840,944
Los Angeles USD GO, 5.00% due 7/1/2024 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	10,640,000	13,430,127
Monterey County COP, 5.00% due 8/1/2016 (Insured: AGM)	AA/A1	1,435,000	1,456,869
Monterey County COP, 5.00% due 8/1/2018 (Insured: AGM)	AA/A1	2,260,000	2,477,661
Mount San Antonio Community College GO, 0% due 8/1/2017 (Insured: Natl-Re) (ETM)	AA/Aa2	5,000,000	4,951,000
Needles USD GO, 0% due 8/1/2023	AA-/A3	1,005,000	804,985
North City West School Facilities Financing Authority, 5.00% due 9/1/2023 (Carmel Valley Educational Facilities; Insured: AGM)	AA/NR	4,545,000	5,526,993
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A1	1,000,000	1,055,220
Northern California Power Agency, 5.00% due 6/1/2018 (Lodi Energy Center)	A-/A2	4,480,000	4,893,459
Northern California Power Agency, 5.00% due 7/1/2019 (Hydroelectric Project)	A+/A1	1,000,000	1,132,390
Northern California Power Agency, 5.00% due 7/1/2020 (Hydroelectric Project)	A+/A1	1,325,000	1,494,044
Oakland Building Authority, 2.00% due 12/1/2016 (Elihu M. Harris State Office Building)	A+/A1	2,250,000	2,272,522
Oakland Building Authority, 5.00% due 12/1/2018 (Elihu M. Harris State Office Building)	A+/A1	7,240,000	8,023,006
Oakland USD GO, 5.00% due 8/1/2022 (Construction & Modernization Project; Insured: AGM)	AA/A2	2,240,000	2,671,021
Oakland USD GO, 5.00% due 8/1/2023 (Construction & Modernization Project; Insured: AGM)	AA/A2	1,290,000	1,562,925
Oakland USD GO, 5.00% due 8/1/2024 (Construction & Modernization Project; Insured: AGM)	AA/A2	1,500,000	1,839,600
Oakland USD GO, 5.00% due 8/1/2025 (Construction & Modernization Project; Insured: AGM)	AA/A2	1,750,000	2,170,945
Orange County Public Financing Authority, 5.00% due 7/1/2017 (Insured: Natl-Re)	AA/Aa3	1,245,000	1,311,334
Palo Alto USD GO, 0% due 8/1/2019	AAA/Aaa	1,000,000	964,620
Palomar Community College District GO, 0% due 8/1/2021	AA-/Aa2	2,560,000	2,337,536
Redding Electrical Systems COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/A2	3,955,000	4,321,708
Rocklin USD GO, 0% due 8/1/2022 (Insured: Natl-Re)	AA-/Aa2	3,910,000	3,468,522
Sacramento City Financing Authority, 0% due 12/1/2019 (Merged Downtown & Oak Park; Insured: Natl-Re)	AA-/A3	2,920,000	2,750,582
Sacramento City Financing Authority, 0% due 12/1/2021 (Merged Downtown & Oak Park; Insured: Natl-Re)	AA-/A3	1,600,000	1,426,096
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/A1	3,265,000	3,874,249
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Procter & Gamble)	AA-/Aa3	750,000	791,025
Sacramento Municipal Utility District, 5.00% due 7/1/2016 (Cosumnes Project; Insured: Natl-Re) (ETM)	NR/A3	4,870,000	4,926,248
Sacramento Municipal Utility District, 5.00% due 7/1/2019 pre-refunded 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	NR/A3	5,000,000	5,057,750
Sacramento Municipal Utility District, 5.00% due 7/1/2020 pre-refunded 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	NR/A3	8,675,000	8,775,196
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2020	AA-/NR	4,000,000	4,569,960
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2021	AA-/NR	3,000,000	3,497,520
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2022	AA-/NR	8,000,000	9,488,080
San Diego Redevelopment Agency, 4.50% due 9/1/2019 (Centre City Redevelopment; Insured: AMBAC)	NR/A2	1,240,000	1,260,423
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa2	10,000,000	11,872,300
San Francisco Building Authority, 2.00% due 12/1/2016 (San Francisco Civic Center Complex)	A+/A1	5,000,000	5,051,050
San Francisco Building Authority, 5.00% due 12/1/2018 (San Francisco Civic Center Complex)	A+/A1	13,130,000	14,564,715
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA/Aa2	7,600,000	7,016,472
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re) (ETM)	AA-/A3	2,017,500	2,267,004
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	AA-/A3	2,017,500	2,247,737
Santa Ana USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA-/A3	3,425,000	3,265,737
Santa Fe Springs Community Development Commission, 0% due 9/1/2024 (Consolidated Redevelopment Project; Insured: Natl-Re)	AA-/A3	7,000,000	5,491,990
Solano County COP, 5.00% due 11/15/2017	AA-/A1	1,580,000	1,685,275
South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities)	SP-1+/NR	5,130,000	5,492,691
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	AA-/A2	2,000,000	2,008,180
State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	3,105,000	3,402,490
State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	895,000	980,750
State of California GO, 4.75% due 4/1/2018 (Various Purposes)	AA-/Aa3	1,250,000	1,349,200
State of California GO, 5.00% due 9/1/2020 (Various Purposes)	AA-/Aa3	10,000,000	11,706,500
State of California GO, 5.00% due 9/1/2021 (Various Purposes)	AA-/Aa3	5,000,000	5,989,500
Tuolumne Wind Project Authority, 5.00% due 1/1/2018	AA-/A2	2,000,000	2,143,120

Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Tuolumne Wind Project Authority, 5.00% due 1/1/2019	AA-/A2	$2,000,000	$2,215,280
Tustin Community Redevelopment Agency, 4.00% due 9/1/2017 (Tustin Redevelopment)	A/NR	935,000	973,672
Tustin Community Redevelopment Agency, 4.00% due 9/1/2019 (Tustin Redevelopment)	A/NR	1,010,000	1,094,567
Tustin Community Redevelopment Agency, 4.00% due 9/1/2020 (Tustin Redevelopment)	A/NR	1,050,000	1,144,616
Ventura County COP, 5.00% due 8/15/2016	AA+/Aa3	1,520,000	1,545,658
Ventura County COP, 5.25% due 8/15/2017	AA+/Aa3	1,635,000	1,736,125
West Contra Costa USD GO, 0% due 8/1/2022 (Educational Facilities; Insured: AGM)	AA/Aa3	4,000,000	3,508,880
West Covina Redevelopment Agency, 6.00% due 9/1/2022 (Fashion Plaza)	NR/NR	6,075,000	7,093,352

COLORADO — 2.34%
City & County of Denver Airport System, 5.00% due 11/15/2016 (Insured: Natl-Re)	AA-/A1	1,725,000	1,772,110
City & County of Denver Airport System, 5.00% due 11/15/2017 (Insured: Natl-Re)	AA-/A1	1,000,000	1,067,970
City & County of Denver COP, 5.00% due 12/1/2020 (Buell Theatre Property)	AA+/Aa1	3,065,000	3,577,560
City & County of Denver COP, 5.00% due 12/1/2021 (Buell Theatre Property)	AA+/Aa1	3,825,000	4,559,897
City & County of Denver COP, 5.00% due 12/1/2023 (Buell Theatre Property)	AA+/Aa1	1,720,000	2,119,264
City & County of Denver COP, 0.35% due 12/1/2029 put 4/1/2016 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	29,945,000	29,945,000
City & County of Denver COP, 0.35% due 12/1/2029 put 4/1/2016 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	16,015,000	16,015,000
City & County of Denver COP, 0.35% due 12/1/2031 put 4/1/2016 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	48,310,000	48,310,000
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2016 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	350,000	358,158
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2019 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	400,000	439,188
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2020 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	600,000	667,758
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2021 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,000,000	1,178,950
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2022 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,030,000	1,232,014
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2023 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,180,000	1,432,048
City & County of Denver School District No. 1 GO, 4.00% due 12/1/2016 (Capital Projects) (State Aid Withholding)	AA/Aa2	3,775,000	3,862,995
City of Longmont, 6.00% due 5/15/2019	AA+/NR	3,215,000	3,679,889
Colorado Department of Corrections COP, 5.00% due 3/1/2017 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	2,000,000	2,080,260
Colorado Department of Corrections COP, 5.00% due 3/1/2018 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	1,590,000	1,717,089
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2016 (National Conference of State Legislatures)	A/A3	755,000	760,293
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2018 (National Conference of State Legislatures)	A/A3	1,625,000	1,741,139
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2020 (National Conference of State Legislatures)	A/A3	1,805,000	2,026,167
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2021 (National Conference of State Legislatures)	A/A3	1,000,000	1,135,440
Colorado HFA, 5.25% due 5/15/2017 (Northern Colorado Medical Center; Insured: AGM)	AA/NR	1,185,000	1,244,546
Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; Insured: AGM)	AA/NR	2,225,000	2,512,425
Denver Convention Center Hotel Authority, 5.25% due 12/1/2021 (Insured: Syncora)	BBB-/Baa3	3,700,000	3,788,652
Denver Convention Center Hotel Authority, 5.25% due 12/1/2022 (Insured: Syncora)	BBB-/Baa3	1,100,000	1,132,296
Denver West Metropolitan District GO, 5.00% due 12/1/2021 (Insured: AGM)	AA/NR	2,175,000	2,553,189
El Paso County COP, 4.00% due 12/1/2021 (Pikes Peak Regional Development Center)	AA-/Aa2	1,000,000	1,123,050
El Paso County COP, 5.00% due 12/1/2023 (Pikes Peak Regional Development Center)	AA-/Aa2	1,330,000	1,606,906
El Paso County School District No. 49 Falcon COP, 5.00% due 12/15/2020	NR/Aa3	350,000	407,631
El Paso County School District No. 49 Falcon COP, 5.00% due 12/15/2023	NR/Aa3	945,000	1,152,135
El Paso County School District No. 49 Falcon COP, 5.00% due 12/15/2024	NR/Aa3	655,000	808,578
Park Creek Metropolitan District, 5.00% due 12/1/2016 (Insured: AGM) (ETM)	AA/NR	1,035,000	1,064,663
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: AGM) (ETM)	AA/NR	1,525,000	1,627,480
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: AGM) (ETM)	AA/NR	1,200,000	1,338,972
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: AGM) (ETM)	AA/NR	1,000,000	1,155,140
Regents of the University of Colorado COP, 5.00% due 11/1/2016 (UCDHSC Fitzsimons Academic Facilities)	AA-/Aa2	700,000	718,207
Regents of the University of Colorado COP, 5.00% due 11/1/2017 (UCDHSC Fitzsimons Academic Facilities)	AA-/Aa2	850,000	907,026
Regional Transportation District COP, 5.00% due 6/1/2018 (FasTracks Transportation System)	A/Aa3	1,750,000	1,903,457
Regional Transportation District COP, 5.00% due 6/1/2019 (FasTracks Transportation System)	A/Aa3	4,730,000	5,311,128
Regional Transportation District COP, 5.00% due 6/1/2020 (FasTracks Transportation System)	A/Aa3	3,655,000	4,213,740
Regional Transportation District COP, 5.50% due 6/1/2021 (FasTracks Transportation System)	A/Aa3	2,370,000	2,797,050
Regional Transportation District COP, 5.00% due 6/1/2023 (North Metro Rail Line)	A/Aa3	4,000,000	4,905,960
Regional Transportation District COP, 5.00% due 6/1/2024 (North Metro Rail Line)	A/Aa3	4,000,000	4,839,000

CONNECTICUT — 2.28%
City of Hartford GO, 5.00% due 10/1/2022 (Various Public Improvements; Insured: AGM)	AA/A3	1,765,000	2,095,408
City of Hartford GO, 5.00% due 7/1/2024 (Various Public Improvements; Insured: AGM)	AA/A2	800,000	969,144

12    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Hartford GO, 5.00% due 7/1/2025 (Various Public Improvements; Insured: AGM)	AA/A2	$1,020,000	$1,248,755
City of West Haven GO, 4.00% due 8/1/2018 (Insured: AGM)	AA/A2	2,080,000	2,211,747
Connecticut Housing Finance Authority, 0.35% due 11/15/2036 put 4/1/2016 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	10,820,000	10,820,000
Connecticut Housing Finance Authority, 0.35% due 5/15/2039 put 4/1/2016 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	9,160,000	9,160,000
Connecticut Housing Finance Authority, 0.35% due 5/15/2039 put 4/1/2016 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	41,315,000	41,315,000
State of Connecticut GO, 5.00% due 6/1/2019 pre-refunded 6/1/2016 (General State Capital Projects; Insured: AGM)	AA/Aa3	2,865,000	2,886,373
State of Connecticut GO, 5.00% due 6/15/2023 (Housing Development & Rehabilitation)	AA/Aa3	13,915,000	16,831,445
State of Connecticut GO, 5.00% due 9/1/2023 (Housing Development & Rehabilitation)	AA/Aa3	5,550,000	6,737,700
State of Connecticut GO, 5.00% due 6/15/2024 (Housing Development & Rehabilitation)	AA/Aa3	19,385,000	23,756,318
State of Connecticut GO, 5.00% due 8/15/2024 (General State Capital Projects)	AA/Aa3	1,845,000	2,240,273
State of Connecticut GO, 5.00% due 6/15/2025 (Housing Development & Rehabilitation)	AA/Aa3	11,015,000	13,588,214
State of Connecticut GO, 5.00% due 6/15/2026 (Housing Development & Rehabilitation)	AA/Aa3	22,240,000	27,169,274
State of Connecticut GO Floating Rate Note, 1.06% due 9/15/2018 (General State Capital Projects)	AA/Aa3	725,000	723,441
State of Connecticut GO Floating Rate Note, 0.78% due 9/15/2024 put 9/15/2017 (General State Capital Projects)	AA/Aa3	10,000,000	9,980,400

DELAWARE — 0.03%
Delaware Transportation Authority, 5.00% due 7/1/2020 (Transportation System)	AA+/Aa2	500,000	581,875
Delaware Transportation Authority, 5.00% due 7/1/2022 (Transportation System)	AA+/Aa2	1,440,000	1,754,006

DISTRICT OF COLUMBIA — 0.27%
District of Columbia, 5.00% due 4/1/2016 (National Public Radio) (ETM)	AA-/A1	685,000	685,000
District of Columbia, 4.00% due 4/1/2017 (National Public Radio)	AA-/A1	1,830,000	1,890,171
District of Columbia, 5.00% due 4/1/2018 (National Public Radio)	AA-/A1	1,745,000	1,886,502
District of Columbia, 5.00% due 4/1/2019 (National Public Radio)	AA-/A1	805,000	897,905
District of Columbia, 5.00% due 4/1/2020 (National Public Radio)	AA-/A1	1,890,000	2,166,677
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	AA/Aa1	5,000,000	5,555,600
District of Columbia GO, 5.25% due 6/1/2020 (Insured: Syncora)	AA/Aa1	3,005,000	3,515,249
Metropolitan Washington Airports Authority, 0% due 10/1/2016 (Dulles Toll Road; Insured: AGM)	AA/A3	4,000,000	3,978,520

FLORIDA — 7.91%
Broward County, 5.00% due 9/1/2017 (Port Facilities)	A-/A1	2,820,000	2,965,822
Broward County, 4.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	500,000	524,075
Broward County, 5.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,063,040
Broward County, 5.50% due 9/1/2018 (Port Facilities)	A-/A1	3,500,000	3,837,680
Broward County, 4.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	425,000	457,003
Broward County, 5.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	500,000	549,975
Broward County, 5.50% due 9/1/2019 (Port Facilities)	A-/A1	2,800,000	3,164,924
Broward County, 5.00% due 10/1/2019 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,133,910
Broward County, 4.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	1,660,000	1,846,816
Broward County, 5.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	2,000,000	2,326,220
Broward County School Board COP, 5.00% due 7/1/2016 (Educational Facilities; Insured: AGM)	AA/Aa3	1,495,000	1,512,073
Broward County School Board COP, 5.25% due 7/1/2016 (Educational Facilities; Insured: AGM)	AA/Aa3	7,630,000	7,721,941
Broward County School Board COP, 5.25% due 7/1/2016 (Educational Facilities; Insured: AGM)	AA/Aa3	3,715,000	3,759,766
Broward County School Board COP, 5.00% due 7/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/Aa3	1,000,000	1,052,380
Broward County School Board COP, 5.00% due 7/1/2021 (Educational Facilities)	A+/Aa3	4,000,000	4,708,600
Broward County School Board COP, 5.00% due 7/1/2022 (Educational Facilities)	A+/Aa3	4,580,000	5,499,618
Broward County School Board COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	3,000,000	3,649,770
Broward County School Board COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	2,000,000	2,433,180
Broward County School Board COP, 5.00% due 7/1/2024 (Educational Facilities)	A+/Aa3	4,000,000	4,918,640
Broward County School Board COP, 5.00% due 7/1/2024 (Educational Facilities)	A+/Aa3	2,000,000	2,459,320
Broward County School Board COP, 5.00% due 7/1/2025 (Educational Facilities)	A+/Aa3	7,000,000	8,701,840
Broward County School Board COP, 5.00% due 7/1/2025 (Educational Facilities)	A+/Aa3	5,000,000	6,215,600
City of Fort Myers, 5.00% due 12/1/2018 (Gulf Breeze Loan Program; Insured: Natl-Re)	AA-/Aa3	2,195,000	2,337,214
City of Fort Myers, 5.00% due 10/1/2023 (Utility Systems Capital Projects)	A/Aa3	3,360,000	4,009,958
City of Gainesville, 0.35% due 10/1/2026 put 4/1/2016 (Utilities System; SPA: Union Bank) (daily demand notes)	AA-/Aa2	21,185,000	21,185,000
City of Gainesville, 0.52% due 10/1/2042 put 4/7/2016 (Utilities System; LOC: Sumitomo Mitsui Banking) (weekly demand notes)	NR/NR	46,600,000	46,600,000
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Beach Community Redevelopment Project; Insured: Syncora) (ETM)	NR/A3	2,000,000	2,080,080
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2024 pre-refunded 3/1/2017 (Beach Community Redevelopment Project; Insured: Syncora)	NR/A3	4,850,000	5,044,194
City of Jacksonville, 5.00% due 10/1/2017	AA-/Aa3	1,000,000	1,063,890
City of Jacksonville, 5.00% due 10/1/2018	AA-/Aa3	1,050,000	1,157,006
City of Jacksonville, 5.00% due 10/1/2019	AA-/Aa3	500,000	568,250

Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Jacksonville, 5.00% due 10/1/2020	AA-/Aa3	$1,000,000	$1,165,730
[a] City of Jacksonville, 5.00% due 10/1/2023	AA-/Aa3	1,105,000	1,356,167
City of Lakeland, 5.00% due 10/1/2016 (Energy System; Insured: AGM)	AA/Aa3	9,780,000	10,001,517
City of Lakeland, 5.00% due 10/1/2017 (Energy System; Insured: AGM)	AA/Aa3	7,105,000	7,565,617
City of Lakeland, 5.00% due 10/1/2019 (Energy System; Insured: AGM)	AA/Aa3	5,000,000	5,693,600
City of Lakeland, 5.00% due 11/15/2019 (Lakeland Regional Health Systems)	NR/A2	5,655,000	6,403,100
City of Lakeland, 5.00% due 10/1/2020 (Energy System; Insured: AGM)	AA/Aa3	1,695,000	1,984,031
City of Miami, 5.00% due 1/1/2018 (Street & Sidewalk Improvement Program; Insured: Natl-Re)	AA-/A2	1,970,000	2,101,340
City of North Miami Beach, 5.00% due 8/1/2017 (North Miami Beach Water Project)	A+/NR	750,000	789,420
City of North Miami Beach, 3.00% due 8/1/2018 (North Miami Beach Water Project)	A+/NR	1,280,000	1,333,645
City of North Miami Beach, 5.00% due 8/1/2019 (North Miami Beach Water Project)	A+/NR	1,650,000	1,847,340
City of North Miami Beach, 5.00% due 8/1/2020 (North Miami Beach Water Project)	A+/NR	780,000	892,484
City of North Miami Beach, 5.00% due 8/1/2021 (North Miami Beach Water Project)	A+/NR	1,000,000	1,167,640
City of Port St. Lucie, 1.875% due 7/1/2017 (Tesoro Special Assessment District; Insured: AGM)	NR/A2	250,000	251,903
City of Port St. Lucie, 2.00% due 7/1/2018 (Tesoro Special Assessment District; Insured: AGM)	NR/A2	2,215,000	2,244,814
City of Tampa, 5.00% due 11/15/2016 (BayCare Health System)	NR/Aa2	2,855,000	2,933,884
City of Tampa, 5.00% due 11/15/2017 (BayCare Health System)	NR/Aa2	1,215,000	1,297,887
Florida Atlantic University Financing Corp., 5.00% due 7/1/2016 (Innovation Village Capital Improvements)	A/A1	2,275,000	2,300,184
Florida Department of Management Services, 5.25% due 9/1/2016 (Insured: AGM)	AA+/Aa2	3,500,000	3,570,665
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2016 (Nova Southeastern University)	A-/Baa1	2,345,000	2,345,000
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2017 (Nova Southeastern University)	A-/Baa1	1,325,000	1,375,019
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2018 (Nova Southeastern University)	A-/Baa1	2,630,000	2,820,649
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (University of Tampa)	BBB+/NR	1,225,000	1,349,558
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (Nova Southeastern University)	A-/Baa1	1,035,000	1,133,698
Florida Higher Educational Facilities Financing Authority, 5.50% due 4/1/2019 (Nova Southeastern University)	A-/Baa1	1,705,000	1,892,397
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2020 (Nova Southeastern University)	A-/Baa1	1,030,000	1,150,953
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2022 (University of Tampa)	BBB+/NR	620,000	723,633
Florida State Board of Education GO, 5.00% due 6/1/2016 (Public Education Capital Outlay)	AAA/Aa1	3,900,000	3,930,537
Florida State Board of Governors, 4.00% due 7/1/2020 (University System Capital Improvements)	AA/Aa2	4,055,000	4,509,768
Florida State Board of Governors, 4.00% due 7/1/2021 (University System Capital Improvements)	AA/Aa2	4,215,000	4,760,927
Florida State Board of Governors, 4.00% due 7/1/2022 (University System Capital Improvements)	AA/Aa2	4,385,000	5,036,655
Florida State Department of Transportation GO, 5.00% due 7/1/2018	AAA/Aa1	3,000,000	3,189,570
Highlands County HFA, 5.00% due 11/15/2016 (Adventist Health System Sunbelt Group)	AA-/Aa2	1,000,000	1,027,500
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health System Sunbelt Group)	AA-/Aa2	3,200,000	3,419,392
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health System Sunbelt Group)	AA-/Aa2	3,000,000	3,415,200
Hillsborough County, 5.00% due 11/1/2016 (Transportation Related Capital Improvements; Insured: AMBAC)	AA/A1	1,000,000	1,026,070
Hillsborough County, 5.00% due 11/1/2018 (Court Facilities)	AA/A1	4,210,000	4,648,177
Hillsborough County, 5.00% due 11/1/2019 (Court Facilities)	AA/A1	4,420,000	5,033,982
Hillsborough County, 5.00% due 11/1/2020 (Court Facilities)	AA/A1	4,645,000	5,418,811
Hillsborough County, 5.00% due 11/1/2021 (Court Facilities)	AA/A1	4,880,000	5,813,495
Hillsborough County, 5.00% due 11/1/2021 (Jail and Storm Water Projects)	AA/A1	2,300,000	2,739,967
Hillsborough County, 5.00% due 11/1/2022 (Jail and Storm Water Projects)	AA/A1	3,005,000	3,637,763
Hillsborough County IDA, 5.65% due 5/15/2018 (Tampa Electric Co.)	BBB+/A2	3,200,000	3,499,072
Hillsborough County School Board COP, 5.25% due 7/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	1,300,000	1,373,138
Jacksonville Economic Development Commission, 6.00% due 9/1/2017 (Florida Proton Therapy Institute)	NR/NR	1,985,000	2,107,395
JEA, 4.00% due 10/1/2016 (Electric System)	A+/Aa3	3,540,000	3,602,162
JEA, 5.00% due 10/1/2018 (Water and Sewer System)	AA/Aa2	1,500,000	1,655,625
JEA, 5.00% due 10/1/2023 (Electric System)	A+/Aa3	1,395,000	1,720,077
JEA, 5.00% due 10/1/2024 (Electric System)	A+/Aa3	1,200,000	1,480,584
Kissimmee Utility Authority, 5.25% due 10/1/2016 (Electrical Systems; Insured: AGM)	NR/A1	1,700,000	1,739,576
Lee County School Board COP, 5.00% due 8/1/2023 (School Facilities Improvements)	A+/Aa3	1,000,000	1,216,280
Lee County School Board COP, 5.00% due 8/1/2024 (School Facilities Improvements)	A+/Aa3	2,000,000	2,456,960
Manatee County, 5.00% due 10/1/2016 (County Capital Projects)	NR/Aa2	1,000,000	1,022,440
Manatee County, 4.00% due 10/1/2017 (Public Utilities Improvements)	NR/Aa2	1,000,000	1,048,380
Manatee County, 5.00% due 10/1/2018 (County Capital Projects)	NR/Aa2	2,400,000	2,642,064
Manatee County, 5.00% due 10/1/2021 (County Capital Projects)	NR/Aa2	2,775,000	3,307,717
Manatee County, 5.00% due 10/1/2024 (Public Utilities Improvements)	NR/Aa2	500,000	625,695
Manatee County, 5.00% due 10/1/2025 (Public Utilities Improvements)	NR/Aa2	470,000	587,585
Marion County School Board COP, 5.00% due 6/1/2018 (Insured: BAM)	AA/A2	2,500,000	2,712,000
Marion County School Board COP, 5.00% due 6/1/2019 (Insured: BAM)	AA/A2	2,635,000	2,942,109
Marion County School Board COP, 5.00% due 6/1/2020 (Insured: BAM)	AA/A2	2,760,000	3,142,094
Marion County School Board COP, 5.00% due 6/1/2021 (Insured: BAM)	AA/A2	2,505,000	2,910,810
Marion County School Board COP, 5.00% due 6/1/2024 (Insured: BAM)	AA/A2	3,065,000	3,691,149
Miami Beach GO, 4.00% due 9/1/2019	AA+/Aa2	2,745,000	3,010,194
Miami Beach GO, 5.00% due 9/1/2020	AA+/Aa2	3,720,000	4,312,894
Miami Beach GO, 4.00% due 9/1/2021	AA+/Aa2	1,015,000	1,149,904

14    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Miami Beach GO, 5.00% due 9/1/2022	AA+/Aa2	$1,000,000	$1,174,020
Miami-Dade County, 0% due 10/1/2016 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	3,535,000	3,517,396
Miami-Dade County, 0% due 10/1/2017 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	2,435,000	2,373,930
Miami-Dade County, 0% due 10/1/2018 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	5,385,000	5,142,029
Miami-Dade County, 0% due 10/1/2019 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	2,170,000	2,017,688
Miami-Dade County, 5.00% due 7/1/2023 (Transit System)	AA/A1	1,000,000	1,219,240
Miami-Dade County, 5.00% due 7/1/2024 (Transit System)	AA/A1	5,565,000	6,859,753
Miami-Dade County, 5.00% due 7/1/2025 (Transit System)	AA/A1	3,650,000	4,537,388
Miami-Dade County, 5.00% due 10/1/2025 (Miami International Airport)	A/A2	2,500,000	3,081,925
Miami-Dade County Educational Facilities Authority GO, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	A-/A3	3,000,000	3,000,000
Miami-Dade County Expressway Authority, 5.00% due 7/1/2019 (Toll System; Insured: AGM)	AA/A2	7,530,000	8,452,048
Miami-Dade County Expressway Authority, 5.00% due 7/1/2024 (Toll System)	A/A2	2,000,000	2,454,200
Miami-Dade County Expressway Authority, 5.00% due 7/1/2025 (Toll System)	A/A2	2,000,000	2,447,400
Miami-Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	AA/Aa2	5,040,000	5,524,798
Miami-Dade County School Board COP, 5.00% due 5/1/2016 (Insured: Natl-Re)	AA-/A1	4,065,000	4,081,097
Miami-Dade County School Board COP, 5.00% due 10/1/2016 (Insured: AMBAC)	A/A1	1,000,000	1,022,470
Miami-Dade County School Board COP, 5.00% due 5/1/2022 (Educational Facilities Improvements)	A/A1	3,405,000	4,051,099
Miami-Dade County School Board COP, 5.00% due 5/1/2023 (Educational Facilities Improvements)	A/A1	4,130,000	4,967,770
Miami-Dade County School Board COP, 5.00% due 5/1/2024 (Educational Facilities Improvements)	A/A1	8,000,000	9,690,000
Miami-Dade County School Board COP, 5.00% due 5/1/2025 (Educational Facilities Improvements)	A/A1	15,000,000	18,371,850
Miami-Dade County School Board COP, 5.00% due 5/1/2031 put 5/1/2024 (Educational Facilities Improvements)	A/A1	2,425,000	2,884,416
Orange County HFA, 6.25% due 10/1/2016 (Orlando Health, Inc.; Insured: Natl-Re)	AA-/A2	820,000	837,663
Orange County HFA, 5.00% due 10/1/2017 (Orlando Health, Inc.)	A/A2	1,980,000	2,094,721
Orange County HFA, 5.25% due 10/1/2019 (Orlando Health, Inc.)	A/A2	6,050,000	6,822,948
Orange County HFA, 6.25% due 10/1/2021 (Orlando Health, Inc.; Insured: Natl-Re)	AA-/A2	1,870,000	2,133,633
Orange County HFA, 5.375% due 10/1/2023 (Orlando Health, Inc.)	A/A2	4,150,000	4,710,001
Orange County School Board COP, 5.00% due 8/1/2019 (Educational Facilities)	NR/Aa2	1,000,000	1,132,560
Orange County School Board COP, 5.00% due 8/1/2020 (Educational Facilities)	NR/Aa2	1,695,000	1,969,590
Orange County School Board COP, 5.00% due 8/1/2021 (Educational Facilities)	NR/Aa2	2,100,000	2,491,608
Orange County School Board COP, 5.00% due 8/1/2022 (Educational Facilities)	NR/Aa2	1,825,000	2,206,151
Orange County School Board COP, 5.00% due 8/1/2023 (Educational Facilities)	NR/Aa2	1,540,000	1,888,979
Orange County School Board COP, 5.00% due 8/1/2024 (Educational Facilities)	NR/Aa2	1,445,000	1,791,944
Orange County School Board COP, 5.00% due 8/1/2025 (Educational Facilities)	NR/Aa2	1,190,000	1,487,000
Orlando and Orange County Expressway Authority, 8.25% due 7/1/2016 (Insured: Natl-Re/FGIC/IBC)	AA-/A2	3,000,000	3,056,910
Palm Beach County HFA, 5.00% due 12/1/2020 (Boca Raton Regional Hospital)	BBB+/NR	600,000	682,860
Palm Beach County School Board COP, 5.00% due 8/1/2018 (Educational Facilities Master Lease Program)	NR/Aa3	800,000	876,272
Palm Beach County School Board COP, 4.00% due 8/1/2019 (Educational Facilities Master Lease Program)	NR/Aa3	940,000	1,030,259
Palm Beach County School Board COP, 5.00% due 8/1/2020 (Educational Facilities Master Lease Program)	NR/Aa3	1,090,000	1,262,067
Palm Beach County School Board COP, 4.00% due 8/1/2021 (Educational Facilities Master Lease Program)	NR/Aa3	3,835,000	4,342,984
Palm Beach County School Board COP, 5.00% due 8/1/2022 (Educational Facilities Master Lease Program)	NR/Aa3	1,000,000	1,206,560
Palm Beach County School Board COP, 5.00% due 8/1/2022 (Educational Facilities Master Lease Program)	NR/Aa3	1,660,000	2,002,890
Palm Beach County School Board COP, 5.00% due 8/1/2023 (Educational Facilities Master Lease Program)	NR/Aa3	1,000,000	1,225,830
Palm Beach County School Board COP, 5.00% due 8/1/2023 (Educational Facilities Master Lease Program)	NR/Aa3	3,500,000	4,290,405
Palm Beach County School Board COP, 5.00% due 8/1/2024 (Educational Facilities Master Lease Program)	NR/Aa3	1,000,000	1,243,590
Palm Beach County School Board COP, 5.00% due 8/1/2024 (Educational Facilities Master Lease Program)	NR/Aa3	3,595,000	4,470,706
Palm Beach County School Board COP, 5.00% due 8/1/2032 pre-refunded 8/1/2016 (Educational Facilities Master Lease Program)	NR/Aa3	1,300,000	1,319,461
Polk County, 4.00% due 10/1/2020 (Water and Wastewater Utility Systems; Insured: AGM)	A+/Aa3	3,100,000	3,467,908
Polk County, 3.00% due 10/1/2021 (Water and Wastewater Utility Systems; Insured: AGM)	A+/Aa3	3,125,000	3,370,687
Polk County, 5.00% due 10/1/2023 (Water and Wastewater Utility Systems)	A+/Aa3	1,420,000	1,705,278
Putnam County Development Authority, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	10,200,000	11,036,808
Putnam County Development Authority, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	4,165,000	4,506,697
Reedy Creek Improvement District, 5.00% due 10/1/2017 (Walt Disney World Resort Complex Utility Systems)	A/A1	400,000	424,348
Reedy Creek Improvement District, 5.00% due 10/1/2018 (Walt Disney World Resort Complex Utility Systems)	A/A1	755,000	827,216
Reedy Creek Improvement District, 5.00% due 10/1/2021 (Walt Disney World Resort Complex Utility Systems)	A/A1	1,200,000	1,410,528
Reedy Creek Improvement District, 5.00% due 10/1/2022 (Walt Disney World Resort Complex Utility Systems)	A/A1	625,000	745,369
Reedy Creek Improvement District, 5.00% due 6/1/2023 (Buena Vista Drive Corridor Improvements)	A+/Aa3	1,940,000	2,381,990
Reedy Creek Improvement District, 5.00% due 10/1/2023 (Walt Disney World Resort Complex Utility Systems)	A/A1	750,000	904,095
Reedy Creek Improvement District GO, 5.00% due 6/1/2021 (Walt Disney World Resort Complex Utility Systems)	A+/Aa3	500,000	590,705
Reedy Creek Improvement District GO, 5.00% due 6/1/2023 (Walt Disney World Resort Complex Utility Systems)	A+/Aa3	860,000	1,055,934
Reedy Creek Improvement District GO, 5.00% due 6/1/2024 (Walt Disney World Resort Complex Utility Systems)	A+/Aa3	850,000	1,059,236
Reedy Creek Improvement District GO, 5.00% due 6/1/2025 (Walt Disney World Resort Complex Utility Systems)	A+/Aa3	2,000,000	2,525,560
School Board of Alachua County COP, 5.00% due 7/1/2022 (Educational Facilities)	A+/Aa3	1,600,000	1,887,376
School Board of Alachua County COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	2,250,000	2,694,195
School Board of Lake County COP, 5.25% due 6/1/2017 (Insured: AMBAC)	A/NR	2,000,000	2,103,640
School Board of Lake County COP, 5.25% due 6/1/2018 (Insured: AMBAC)	A/NR	1,475,000	1,612,234

Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
South Broward Hospital District, 5.00% due 5/1/2020 (Insured: Natl-Re)	AA/Aa3	$1,955,000	$1,962,351
South Florida Water Management District COP, 5.00% due 10/1/2017 (Everglades Restoration Plan)	AA/Aa3	2,000,000	2,130,280
South Florida Water Management District COP, 5.00% due 10/1/2018 (Everglades Restoration Plan)	AA/Aa3	2,500,000	2,760,675
South Florida Water Management District COP, 5.00% due 10/1/2019 (Everglades Restoration Plan)	AA/Aa3	1,500,000	1,707,525
South Florida Water Management District COP, 5.00% due 10/1/2020 (Everglades Restoration Plan)	AA/Aa3	1,780,000	2,079,894
South Florida Water Management District COP, 5.00% due 10/1/2021 (Everglades Restoration Plan)	AA/Aa3	1,750,000	2,086,717
South Florida Water Management District COP, 5.00% due 10/1/2022 (Everglades Restoration Plan)	AA/Aa3	2,000,000	2,427,160
South Florida Water Management District COP, 5.00% due 10/1/2023 pre-refunded 10/1/2016 (Everglades Restoration Plan; Insured: AMBAC)	AA/Aa3	500,000	511,185
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	AA/Aa3	4,985,000	5,068,000
South Miami HFA, 5.00% due 8/15/2017 (Baptist Health)	AA/Aa3	4,610,000	4,878,901
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Miami-Dade County Program; Insured: AGM)	AA/Aa3	5,000,000	5,907,000
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Miami-Dade County Program)	AA-/Aa3	1,450,000	1,718,018
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2022 (Miami-Dade County Program)	AA-/Aa3	2,000,000	2,414,420
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2023 (Miami-Dade County Program)	AA-/Aa3	2,100,000	2,575,461
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2024 (Miami-Dade County Program)	AA-/Aa3	1,725,000	2,098,135
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2017	AA+/Aa1	5,615,000	5,972,900
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2018	AA+/Aa1	2,890,000	3,185,271
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2019	AA+/Aa1	3,000,000	3,411,150
University of North Florida Foundation, Inc., 0.39% due 5/1/2028 put 4/1/2016 (Parking Facility; LOC: Wachovia Bank, N.A.) (daily demand notes)	AA-/NR	600,000	600,000
Volusia County Educational Facilities Authority, 5.00% due 10/15/2016 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	2,320,000	2,373,592
Volusia County Educational Facilities Authority, 4.00% due 10/15/2017 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	1,030,000	1,077,802
Volusia County Educational Facilities Authority, 5.00% due 10/15/2018 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	2,075,000	2,274,511
Volusia County Educational Facilities Authority, 5.00% due 10/15/2019 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	2,350,000	2,651,975
Volusia County Educational Facilities Authority, 5.00% due 10/15/2023 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	700,000	841,260
Volusia County Educational Facilities Authority, 5.00% due 10/15/2024 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	650,000	790,355
Volusia County Educational Facilities Authority, 5.00% due 10/15/2025 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	400,000	485,468
Volusia County School Board COP, 5.00% due 8/1/2024 (Master Lease Program)	NR/Aa3	1,000,000	1,241,840

GEORGIA — 1.93%
Athens-Clarke County Unified Government Development Authority, 3.00% due 6/15/2016 (UGAREF Bolton Commons, LLC)	NR/Aa2	300,000	301,635
Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2017 (UGAREF Bolton Commons, LLC)	NR/Aa2	495,000	515,057
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2019 (UGAREF Bolton Commons, LLC)	NR/Aa2	400,000	451,476
Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2020 (UGAREF Bolton Commons, LLC)	NR/Aa2	395,000	440,800
Athens-Clarke County Unified Government Development Authority, 0.35% due 7/1/2035 put 4/1/2016 (University of Georgia Athletic Association; LOC: Wells Fargo Bank, N.A.) (daily demand notes)	NR/Aa1	100,000	100,000
City of Atlanta, 5.00% due 11/1/2016 (Water & Wastewater System; Insured: AGM)	AA/Aa3	3,215,000	3,300,165
City of Atlanta, 5.50% due 11/1/2016 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	8,215,000	8,456,521
City of Atlanta, 5.25% due 12/1/2016 (Atlantic Station Project; Insured: AGM)	AA/A3	3,650,000	3,752,273
City of Atlanta, 5.00% due 11/1/2017 (Water & Wastewater System; Insured: AGM)	AA/Aa3	4,745,000	5,067,992
City of Atlanta, 5.00% due 1/1/2018 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	2,100,000	2,255,232
City of Atlanta, 5.00% due 1/1/2019 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	3,145,000	3,485,352
City of Atlanta, 6.00% due 11/1/2019 (Water & Wastewater System)	AA-/Aa3	5,650,000	6,642,536
City of Atlanta, 5.00% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	6,000,000	6,862,020
City of Atlanta, 5.25% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	5,000,000	5,746,250
City of Atlanta, 5.00% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	7,000,000	8,044,680
City of Atlanta, 5.50% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	3,525,000	4,204,761
City of Atlanta, 5.00% due 11/1/2021 (Water & Wastewater System)	AA-/Aa3	2,500,000	2,994,300
City of Atlanta, 5.00% due 11/1/2022 (Water & Wastewater System)	AA-/Aa3	1,000,000	1,222,110
City of Atlanta, 5.00% due 1/1/2023 (Airport Passenger Facility)	AA-/Aa3	1,000,000	1,213,130
[a] City of Atlanta, 5.00% due 11/1/2023 (Water & Wastewater System)	AA-/Aa3	1,130,000	1,406,048
City of Atlanta, 5.00% due 1/1/2024 (Airport Passenger Facility)	AA-/Aa3	1,350,000	1,675,485
City of Atlanta, 5.00% due 11/1/2024 (Water & Wastewater System)	AA-/Aa3	1,000,000	1,261,270
City of Atlanta, 5.00% due 1/1/2025 (Airport Passenger Facility)	AA-/Aa3	1,645,000	2,012,164
City of Atlanta, 5.00% due 1/1/2025 (Airport Passenger Facility)	AA-/Aa3	2,500,000	3,070,125
City of Atlanta, 5.00% due 11/1/2025 (Water & Wastewater System)	AA-/Aa3	1,000,000	1,265,260
County of Douglas GO, 5.00% due 8/1/2016 (Jail & Law Enforcement Complex)	AA/Aa2	4,000,000	4,060,960
Development Authority of Bartow County, 2.70% due 8/1/2043 put 8/23/2018 (Georgia Power Co. Plant Bowen Project)	A-/A3	6,000,000	6,188,940
Fulton County Development Authority, 5.00% due 10/1/2022 (Georgia Tech Athletic Association)	NR/A2	4,550,000	5,463,322
Fulton County Facilities Corp. COP, 5.00% due 11/1/2017 (Public Purpose Project)	AA-/Aa3	8,400,000	8,923,656
Fulton County Facilities Corp. COP, 5.00% due 11/1/2019 (Public Purpose Project)	AA-/Aa3	6,600,000	7,452,918
Gwinnett County Hospital Authority, 5.00% due 7/1/2023 (Gwinnett Hospital System, Inc.; Insured: AGM)	NR/A2	5,000,000	5,595,300

16    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Gwinnett County School District GO, 4.50% due 10/1/2017 (Capital Projects)	AAA/Aaa	$13,000,000	$13,757,900
LaGrange-Troup County Hospital Authority, 5.00% due 7/1/2018 (West Georgia Health Foundation, Inc.)	A+/Aa2	1,570,000	1,626,708
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	BBB+/Baa1	5,000,000	5,324,400
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	AA-/A1	655,000	684,324
State of Georgia GO, 5.00% due 7/1/2017 (Capital Projects)	AAA/Aaa	8,625,000	9,096,788
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2022 (South Medical Center)	AA-/Aa2	1,500,000	1,776,825

GUAM — 0.64%
Government of Guam, 5.25% due 12/1/2016 (Layon Solid Waste Disposal Facility)	BBB+/NR	5,610,000	5,756,309
Government of Guam, 5.25% due 12/1/2017 (Layon Solid Waste Disposal Facility)	BBB+/NR	2,000,000	2,129,220
Government of Guam, 5.50% due 12/1/2018 (Layon Solid Waste Disposal Facility)	BBB+/NR	3,000,000	3,308,730
Government of Guam, 5.00% due 11/15/2019 (Various Capital Projects)	A/NR	1,000,000	1,128,120
Government of Guam, 5.50% due 12/1/2019 (Layon Solid Waste Disposal Facility)	BBB+/NR	2,000,000	2,271,440
Government of Guam, 5.00% due 11/15/2020 (Various Capital Projects)	A/NR	1,500,000	1,726,875
Government of Guam, 5.00% due 11/15/2021 (Various Capital Projects)	A/NR	2,210,000	2,578,142
Government of Guam, 5.00% due 11/15/2022 (Various Capital Projects)	A/NR	2,960,000	3,492,830
Government of Guam, 5.00% due 11/15/2023 (Economic Development)	A/NR	6,280,000	7,500,392
Government of Guam, 5.00% due 11/15/2024 (Various Capital Projects)	A/NR	4,500,000	5,419,440
Guam Government Waterworks Authority, 5.25% due 7/1/2020 (Water & Wastewater System Improvements)	A-/Baa2	300,000	343,479
Guam Government Waterworks Authority, 5.25% due 7/1/2022 (Water & Wastewater System Improvements)	A-/Baa2	1,050,000	1,247,169
Guam Government Waterworks Authority, 5.25% due 7/1/2023 (Water & Wastewater System Improvements)	A-/Baa2	645,000	779,044
Guam Power Authority, 5.00% due 10/1/2019 (Electric Power System; Insured: AGM)	AA/A2	1,000,000	1,131,510
Guam Power Authority, 5.00% due 10/1/2020 (Electric Power System; Insured: AGM)	AA/A2	1,500,000	1,740,735
Guam Power Authority, 5.00% due 10/1/2022 (Electric Power System; Insured: AGM)	AA/A2	6,340,000	7,642,933

HAWAII — 1.41%
City and County of Honolulu GO, 5.00% due 11/1/2019 (Capital Improvement Projects)	NR/Aa1	3,620,000	4,133,388
City and County of Honolulu GO, 5.00% due 11/1/2020 (Capital Improvement Projects)	NR/Aa1	8,265,000	9,697,738
City and County of Honolulu GO, 5.00% due 11/1/2021 (Capital Improvement Projects)	NR/Aa1	2,770,000	3,326,798
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvement Projects)	NR/Aa1	1,750,000	2,146,498
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvement Projects)	NR/Aa1	6,695,000	8,211,886
County of Hawaii GO, 5.00% due 9/1/2021 (Capital Improvement Projects)	AA-/Aa2	1,500,000	1,793,685
County of Hawaii GO, 5.00% due 9/1/2021 (Capital Improvement Projects)	AA-/Aa2	2,165,000	2,588,885
County of Hawaii GO, 5.00% due 9/1/2022 (Capital Improvement Projects)	AA-/Aa2	1,250,000	1,524,938
County of Hawaii GO, 5.00% due 9/1/2022 (Capital Improvement Projects)	AA-/Aa2	1,000,000	1,219,950
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvement Projects)	AA-/Aa2	800,000	990,544
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvement Projects)	AA-/Aa2	1,500,000	1,857,270
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvement Projects)	AA-/Aa2	1,000,000	1,238,180
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvement Projects)	AA-/Aa2	1,000,000	1,238,180
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvement Projects)	AA-/Aa2	1,000,000	1,238,180
County of Hawaii GO, 5.00% due 9/1/2024 (Capital Improvement Projects)	AA-/Aa2	1,515,000	1,901,431
County of Hawaii GO, 5.00% due 9/1/2024 (Capital Improvement Projects)	AA-/Aa2	2,000,000	2,510,140
County of Hawaii GO, 5.00% due 9/1/2024 (Capital Improvement Projects)	AA-/Aa2	1,430,000	1,794,750
County of Hawaii GO, 5.00% due 9/1/2025 (Capital Improvement Projects)	AA-/Aa2	2,000,000	2,542,120
County of Hawaii GO, 5.00% due 9/1/2025 (Capital Improvement Projects)	AA-/Aa2	1,255,000	1,595,180
County of Hawaii GO, 5.00% due 9/1/2026 (Capital Improvement Projects)	AA-/Aa2	500,000	636,715
County of Hawaii GO, 5.00% due 9/1/2026 (Capital Improvement Projects)	AA-/Aa2	1,500,000	1,910,145
County of Hawaii GO, 5.00% due 9/1/2026 (Capital Improvement Projects)	AA-/Aa2	2,085,000	2,655,102
State of Hawaii GO, 5.00% due 11/1/2017 (Hawaiian Home Lands Settlement)	AA/Aa2	12,000,000	12,813,480
State of Hawaii GO, 5.00% due 11/1/2018 (Hawaiian Home Lands Settlement)	AA/Aa2	20,000,000	22,123,200
State of Hawaii GO, 5.00% due 12/1/2019 pre-refunded 12/1/2019 (Hawaiian Home Lands Settlement) (ETM)	NR/NR	30,000	34,373
State of Hawaii GO, 5.00% due 12/1/2019 (Hawaiian Home Lands Settlement)	AA/Aa2	2,970,000	3,394,116
State of Hawaii GO, 5.00% due 12/1/2020 (Hawaiian Home Lands Settlement)	AA/Aa2	2,500,000	2,940,425
State of Hawaii GO, 5.00% due 12/1/2021 (Hawaiian Home Lands Settlement)	AA/Aa2	3,000,000	3,610,800
State of Hawaii GO, 5.00% due 12/1/2022 pre-refunded 12/1/2021 (Hawaiian Home Lands Settlement)	NR/NR	1,590,000	1,920,656
State of Hawaii GO, 5.00% due 12/1/2022 (Hawaiian Home Lands Settlement)	AA/Aa2	2,410,000	2,893,615

IDAHO — 0.27%
Idaho HFA, 5.00% due 12/1/2022 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,223,300
Idaho HFA, 5.00% due 12/1/2023 (Trinity Health Credit Group)	AA-/Aa3	2,200,000	2,732,224
Idaho HFA, 5.00% due 12/1/2024 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,254,700
University of Idaho, 5.25% due 4/1/2041 put 4/1/2021	A+/Aa3	13,160,000	15,335,480

ILLINOIS — 5.94%
Board of Education of the City of Chicago GO, 0% due 12/1/2020 (Educational Facilities; Insured: BHAC)	AA+/Aa1	12,000,000	10,160,880
Board of Trustees of Southern Illinois University, 5.25% due 4/1/2020 (Housing & Auxiliary Facilities; Insured: Natl-Re)	AA-/A3	1,000,000	1,141,820
Chicago Housing Authority, 5.00% due 7/1/2016 (Housing Transformation Capital Program; Insured: AGM) (ETM)	NR/A2	2,000,000	2,022,600

Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a] Chicago Midway International Airport, 5.00% due 1/1/2022	A/A3	$800,000	$944,496
Chicago Midway International Airport, 5.00% due 1/1/2023	A/A3	1,900,000	2,266,111
Chicago Midway International Airport, 5.00% due 1/1/2024	A/A3	1,000,000	1,202,420
Chicago O’Hare International Airport, 5.00% due 1/1/2019 (2015 Airport Projects)	A/NR	3,000,000	3,316,890
Chicago O’Hare International Airport, 5.00% due 1/1/2020 (2015 Airport Projects)	A/NR	2,350,000	2,670,892
Chicago O’Hare International Airport, 5.00% due 1/1/2021 (2015 Airport Projects)	A/NR	3,000,000	3,488,580
Chicago O’Hare International Airport, 5.00% due 1/1/2022 Capital Development Programs)	A/A2	5,835,000	6,744,618
Chicago Park District GO, 4.00% due 1/1/2017 (Capital Improvement Plan)	AA+/NR	1,000,000	1,018,780
Chicago Park District GO, 4.00% due 1/1/2018 (Capital Improvement Plan)	AA+/NR	1,420,000	1,477,297
Chicago Park District GO, 4.00% due 1/1/2018 (Capital Improvement Plan)	AA+/NR	1,250,000	1,300,438
Chicago Park District GO, 4.00% due 1/1/2018 (Capital Improvement Plan)	AA+/NR	945,000	983,131
Chicago Park District GO, 5.00% due 1/1/2018 (Capital Improvement Plan)	AA+/Ba1	1,150,000	1,216,160
Chicago Park District GO, 4.00% due 1/1/2019 (Capital Improvement Plan)	AA+/NR	1,745,000	1,845,093
Chicago Park District GO, 4.00% due 1/1/2019 (Capital Improvement Plan)	AA+/NR	820,000	867,035
Chicago Park District GO, 4.00% due 1/1/2020 (Capital Improvement Plan)	AA+/NR	2,730,000	2,902,836
Chicago Park District GO, 4.00% due 1/1/2020 (Capital Improvement Plan)	AA+/NR	815,000	866,598
Chicago Park District GO, 5.00% due 1/1/2020 (Capital Improvement Plan)	AA+/Ba1	530,000	582,518
Chicago Park District GO, 5.00% due 1/1/2021 (Capital Improvement Plan)	AA+/NR	2,840,000	3,170,860
Chicago Park District GO, 5.00% due 1/1/2022 (Capital Improvement Plan)	AA+/NR	1,940,000	2,187,098
Chicago Park District GO, 5.00% due 1/1/2022 (Capital Improvement Plan)	AA+/NR	1,485,000	1,674,144
Chicago Park District GO, 5.00% due 1/1/2023 (Capital Improvement Plan)	AA+/NR	3,215,000	3,661,981
Chicago Park District GO, 5.00% due 1/1/2023 (Capital Improvement Plan)	AA+/NR	1,605,000	1,828,143
Chicago Park District GO, 5.00% due 1/1/2023 (Capital Improvement Plan)	AA+/NR	1,675,000	1,907,875
Chicago Park District GO, 5.00% due 1/1/2024 (Capital Improvement Plan)	AA+/NR	1,340,000	1,539,017
Chicago Park District GO, 5.00% due 1/1/2024 (Capital Improvement Plan)	AA+/NR	1,305,000	1,498,819
Chicago Park District GO, 5.00% due 1/1/2024 (Capital Improvement Plan)	AA+/NR	1,760,000	2,021,395
Chicago School Reform Board of Trustees of the Board of Education GO, 5.25% due 12/1/2021 (School District Capital Improvement Program; Insured: Natl-Re)	AA-/A3	1,500,000	1,644,855
Chicago Transit Authority, 5.25% due 6/1/2017 (Federal Transit Program-Rail Systems; Insured: AGM)	A/A3	3,000,000	3,136,110
Chicago Transit Authority, 5.50% due 6/1/2018 (Federal Transit Program-Rail Systems; Insured: AGM)	A/A3	2,500,000	2,716,625
City of Chicago, 4.00% due 1/1/2017 (Wastewater Transmission System)	A/NR	2,000,000	2,039,240
City of Chicago, 4.00% due 1/1/2018 (Wastewater Transmission System)	A/Baa3	1,475,000	1,532,436
City of Chicago, 5.00% due 1/1/2018 (Wastewater Transmission System)	A/NR	2,500,000	2,640,250
City of Chicago, 5.00% due 1/1/2019 (Wastewater Transmission System)	A/NR	1,750,000	1,892,187
City of Chicago, 5.00% due 1/1/2020 (Wastewater Transmission System)	A/NR	1,000,000	1,102,500
City of Chicago, 5.00% due 1/1/2020 (Project Fund; Insured: AGM)	AA/A2	1,320,000	1,339,589
City of Chicago, 5.50% due 1/1/2020 (Wastewater Transmission System; Insured: BHAC)	AA+/Aa1	1,250,000	1,335,338
City of Chicago, 5.00% due 1/1/2021 (Wastewater Transmission System)	A/NR	1,000,000	1,113,170
City of Chicago, 5.00% due 1/1/2021 (Riverwalk Expansion Project; Insured: AGM)	BBB+/Ba1	1,410,000	1,512,592
City of Chicago, 5.00% due 1/1/2022 (Wastewater Transmission System)	A/NR	2,000,000	2,253,600
City of Chicago, 5.00% due 1/1/2023 (Wastewater Transmission System)	A/NR	3,000,000	3,397,320
City of Chicago, 5.00% due 1/1/2023 (Chicago Midway Airport)	A/A3	6,215,000	7,412,568
City of Chicago, 5.00% due 1/1/2023 (Riverwalk Expansion Project; Insured: AGM)	BBB+/Ba1	1,000,000	1,082,560
City of Chicago, 5.00% due 1/1/2024 (Project Fund)	AA/Ba1	5,510,000	5,891,788
City of Chicago, 5.00% due 1/1/2024 (Wastewater Transmission System)	A/NR	6,250,000	7,117,625
City of Chicago, 5.00% due 1/1/2024 (Chicago Midway Airport)	A/A3	16,060,000	19,031,903
City of Chicago, 5.00% due 1/1/2025 (Wastewater Transmission System)	A/NR	4,500,000	5,146,920
City of Chicago, 5.00% due 1/1/2026 (Project Fund)	AA/Ba1	6,030,000	6,397,227
City of Chicago, 5.00% due 1/1/2027 (Project Fund)	AA/Ba1	6,310,000	6,657,744
City of Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA-/A3	1,000,000	1,056,380
City of Chicago Building Acquisition Certificates GO, 5.40% due 1/1/2018 (Parking Facility Improvements; Insured: AGM)	AA/A2	1,110,000	1,114,362
City of Chicago GO, 5.44% due 1/1/2018 (Transportation Infrastructure Capital Projects; Insured: Natl-Re)	AA-/A3	3,050,000	3,091,602
City of Chicago School Reform Board of Trustees GO, 5.25% due 12/1/2017 (Insured: Natl-Re)	AA-/A3	4,100,000	4,287,575
City of Mount Vernon GO, 4.00% due 12/15/2019 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,000,000	1,095,680
City of Mount Vernon GO, 4.00% due 12/15/2020 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	785,000	871,758
City of Mount Vernon GO, 4.00% due 12/15/2021 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,640,000	1,804,722
City of Quincy, 5.00% due 11/15/2016 (Blessing Hospital)	A-/A3	1,750,000	1,790,075
City of Quincy, 5.00% due 11/15/2017 (Blessing Hospital)	A-/A3	500,000	527,170
City of Waukegan GO, 5.00% due 12/30/2019 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,935,000	2,165,265
City of Waukegan GO, 5.00% due 12/30/2020 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,139,660
City of Waukegan GO, 5.00% due 12/30/2021 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	2,100,000	2,433,144
City of Waukegan GO, 5.00% due 12/30/2022 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,171,320
Community College District No. 516 GO, 4.50% due 12/15/2020 (Waubonsee Community College)	NR/Aa1	1,325,000	1,517,430
Community College District No. 516 GO, 5.00% due 12/15/2021 (Waubonsee Community College)	NR/Aa1	6,175,000	7,368,319
Community Consolidated School District No. 146 GO, 9.00% due 12/1/2016 (Tinley Park; Insured: Natl-Re)	NR/Aa2	1,315,000	1,383,380

18    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Community Consolidated School District No. 158 GO, 0% due 1/1/2017 (McHenry and Kane Counties; Insured: Natl-Re) (ETM)	NR/A3	$95,000	$94,461
Community Consolidated School District No. 158 GO, 0% due 1/1/2017 (McHenry and Kane Counties; Insured: Natl-Re)	NR/A3	1,090,000	1,074,969
Community Consolidated School District No. 93 GO, 2.00% due 1/1/2017 (Village of Carol Stream)	AA+/NR	370,000	373,367
Community High School District No. 127 GO, 9.00% due 2/1/2017 (Lake County-Grayslake School Bldg.; Insured: AGM)	AA+/A2	2,025,000	2,153,830
Community High School District No. 127 GO, 7.375% due 2/1/2020 (Lake County-Grayslake School Bldg.; Insured: Syncora)	AA+/NR	1,000,000	1,214,210
Community Unit School District No. 200 GO, 5.25% due 10/1/2023 (DuPage County Educational Facilities; Insured: FSA)	AA/Aa3	1,000,000	1,132,520
Community Unit School District No. 302 GO, 0% due 2/1/2021 (Kane & DeKalb Counties Educational Facilities; Insured: Natl-Re)	NR/Aa3	3,165,000	2,814,793
Community Unit School District No. 428 GO, 0% due 1/1/2021 (DeKalb County Educational Facilities)	AA-/Aa2	6,140,000	5,543,745
Cook County Community College District No. 508 GO, 5.00% due 12/1/2020 (City Colleges of Chicago)	AA/NR	720,000	821,333
Cook County Community College District No. 508 GO, 5.00% due 12/1/2021 (City Colleges of Chicago)	AA/NR	1,000,000	1,161,090
Cook County Community College District No. 508 GO, 5.00% due 12/1/2022 (City Colleges of Chicago)	AA/NR	1,250,000	1,472,600
Cook County Community College District No. 508 GO, 5.00% due 12/1/2023 (City Colleges of Chicago)	AA/NR	1,250,000	1,491,750
Cook County Forest Preserve District GO, 5.00% due 11/15/2021	AA/A2	1,500,000	1,714,545
Cook County Township High School District No. 227 GO, 5.00% due 12/1/2018 (Rich Township Educational Facilities; Insured: AGM)	NR/Aa3	190,000	195,531
County of Cook GO, 5.00% due 11/15/2019 (Capital Improvement Plan)	AA/A2	3,690,000	4,087,155
County of Cook GO, 4.00% due 11/15/2020 (Capital Improvement Plan)	AA/A2	925,000	988,538
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA/A2	3,590,000	3,945,805
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA/A2	2,000,000	2,224,320
County of Cook GO, 4.00% due 11/15/2021 (Capital Improvement Plan)	AA/A2	2,000,000	2,149,340
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA/A2	5,000,000	5,655,900
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA/A2	2,105,000	2,371,725
County of Cook GO, 4.00% due 11/15/2022 (Capital Improvement Plan)	AA/A2	1,000,000	1,079,040
County of Cook GO, 5.00% due 11/15/2022 (Capital Improvement Plan)	AA/A2	1,500,000	1,708,995
DuPage County Forest Preserve District GO, 5.00% due 11/1/2020	AAA/Aaa	500,000	581,320
DuPage County Forest Preserve District GO, 5.00% due 11/1/2021	AAA/Aaa	1,425,000	1,692,814
DuPage County Forest Preserve District GO, 5.00% due 11/1/2022	AAA/Aaa	900,000	1,086,291
DuPage County Forest Preserve District GO, 5.00% due 11/1/2023	AAA/Aaa	1,300,000	1,590,342
DuPage County Forest Preserve District GO, 5.00% due 11/1/2024	AAA/Aaa	5,000,000	6,193,050
Illinois Educational Facilities Authority, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	AA-/NR	3,030,000	3,119,021
Illinois Educational Facilities Authority, 5.00% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	NR/A1	3,000,000	3,094,950
Illinois Educational Facilities Authority, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/NR	3,600,000	3,828,960
Illinois Educational Facilities Authority, 3.40% due 11/1/2036 put 11/1/2017 (Field Museum of Natural History)	A/NR	1,300,000	1,334,086
Illinois Finance Authority, 5.00% due 4/1/2016 (Advocate Health Care)	AA/Aa2	1,250,000	1,250,000
Illinois Finance Authority, 5.00% due 11/15/2016 (Rush University Medical Center)	A+/A1	1,750,000	1,798,247
Illinois Finance Authority, 5.00% due 12/1/2016 (Columbia College) (ETM)	BBB+/NR	1,710,000	1,759,009
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re) (ETM)	AA-/Aaa	1,000,000	1,065,390
Illinois Finance Authority, 5.00% due 12/1/2017 (Columbia College) (ETM)	BBB+/NR	1,395,000	1,488,744
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health Care)	AA/Aa2	1,000,000	1,085,530
Illinois Finance Authority, 5.25% due 5/1/2019 (Educational Advancement Fund, Inc.)	NR/Baa3	4,675,000	4,759,571
Illinois Finance Authority, 5.00% due 4/1/2020 (Advocate Health Care)	AA/Aa2	1,315,000	1,471,945
Illinois Finance Authority, 5.00% due 11/15/2020 (Rush University Medical Center)	A+/A1	250,000	290,023
Illinois Finance Authority, 5.00% due 11/15/2021 (Rush University Medical Center)	A+/A1	250,000	295,193
Illinois Finance Authority, 4.00% due 12/1/2021 (Trinity Health)	AA-/Aa3	1,000,000	1,123,050
Illinois Finance Authority, 5.00% due 11/15/2022 (Rush University Medical Center)	A+/A1	250,000	300,420
Illinois Finance Authority, 5.00% due 8/1/2023 (Advocate Health Care)	AA/Aa2	565,000	691,289
Illinois Finance Authority, 5.00% due 11/15/2023 (Rush University Medical Center)	A+/A1	1,000,000	1,219,100
Illinois Finance Authority, 5.00% due 8/1/2024 (Advocate Health Care)	AA/Aa2	800,000	988,600
Illinois Finance Authority, 5.00% due 11/15/2024 (Rush University Medical Center)	A+/A1	500,000	612,920
Illinois Finance Authority, 5.00% due 11/15/2025 (Rush University Medical Center)	A+/A1	1,655,000	2,028,236
Illinois Finance Authority, 5.00% due 11/1/2030 put 1/15/2020 (Advocate Health Care)	AA/Aa2	1,250,000	1,418,825
Illinois Finance Authority, 0.35% due 1/5/2031 put 4/1/2016 (Evanston Northwestern Healthcare Corp.; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	19,900,000	19,900,000
Illinois Finance Authority, 4.30% due 6/1/2035 put 6/1/2016 (Peoples Gas Light & Coke Co.; Insured: AMBAC)	A/Aa3	2,350,000	2,364,311
Illinois Finance Authority, 0.35% due 8/1/2044 put 4/1/2016 (University of Chicago Medical Center; LOC: Wells Fargo Bank, N.A.) (daily demand notes)	AA-/Aa1	500,000	500,000
Illinois Health Facilities Authority, 0.35% due 8/15/2032 put 4/1/2016 (Northwestern Memorial HealthCare & Cadence Health; SPA: Northern Trust Co.) (daily demand notes)	AA+/Aa2	1,500,000	1,500,000
Illinois State Toll Highway Authority, 5.00% due 1/1/2023	AA-/Aa3	4,000,000	4,841,160
Illinois State Toll Highway Authority, 5.00% due 1/1/2024	AA-/Aa3	6,500,000	7,977,060
Illinois State Toll Highway Authority, 5.00% due 1/1/2025	AA-/Aa3	6,500,000	7,328,945
Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 0% due 12/1/2021 (Insured: AMBAC) (ETM)	NR/Aa3	765,000	704,795
Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 0% due 12/1/2021 (Insured: AMBAC)	NR/Aa3	1,235,000	1,076,364
Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	AA/NR	7,150,000	8,597,303

Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
McHenry County Conservation District GO, 5.00% due 2/1/2021	AA+/Aa1	$2,325,000	$2,722,784
McHenry County Conservation District GO, 5.00% due 2/1/2025	AA+/Aa1	2,000,000	2,478,500
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re) (ETM)	AA-/NR	1,155,000	1,153,949
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re)	AA-/NR	7,090,000	7,074,756
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re) (ETM)	AA-/NR	3,475,000	3,471,838
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2020 (McCormick Place Expansion)	BBB+/NR	4,000,000	4,484,040
Railsplitter Tobacco Settlement Authority, 5.00% due 6/1/2019	A/NR	22,000,000	24,456,520
Railsplitter Tobacco Settlement Authority, 5.125% due 6/1/2019	A/NR	6,780,000	7,563,226
School District No. 97 GO, 9.00% due 12/1/2018 (Village of Oak Park; Insured: Natl-Re)	NR/Aa2	4,000,000	4,794,400
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	BBB+/Baa3	320,000	324,429
State of Illinois, 5.00% due 6/15/2016 (Build Illinois Bond Retirement & Interest Fund)	AAA/NR	3,500,000	3,533,600
State of Illinois, 5.00% due 6/15/2021 (Build Illinois Bond Retirement & Interest Fund)	AAA/Baa1	9,945,000	11,080,122
Town of Cicero Cook County GO, 5.00% due 1/1/2019 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	2,000,000	2,187,280
Town of Cicero Cook County GO, 5.00% due 12/1/2019 (Cicero and Laramie Development Areas)	A+/NR	1,070,000	1,187,850
Town of Cicero Cook County GO, 5.00% due 1/1/2020 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	1,450,000	1,623,652
Town of Cicero Cook County GO, 5.00% due 1/1/2021 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	1,250,000	1,427,000
Town of Cicero GO, 5.00% due 1/1/2018 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	2,375,000	2,525,646
University of Illinois Board of Trustees COP, 5.00% due 10/1/2019 (Insured: AGM)	AA/Aa3	2,000,000	2,122,600
Village of Downers Grove GO, 3.00% due 1/1/2017	AAA/NR	970,000	984,084
Village of Melrose Park, 5.20% due 7/1/2018 (Insured: Natl-Re)	AA-/A3	1,190,000	1,203,685
Village of Tinley Park GO, 4.00% due 12/1/2022	AA+/NR	625,000	712,125
Will & Kendall Counties Plainfield Community Consolidated School District 202 GO, 5.00% due 1/1/2023 (Capital Improvements; Insured: BAM)	AA/Aa3	8,050,000	9,685,840
Will & Kendall Counties Plainfield Community Consolidated School District 202 GO, 5.00% due 1/1/2024 (Capital Improvements; Insured: BAM)	AA/Aa3	4,580,000	5,572,761
Will & Kendall Counties Plainfield Community Consolidated School District 202 GO, 5.00% due 1/1/2025 (Capital Improvements; Insured: BAM)	AA/Aa3	8,495,000	10,424,045
Will County Valley View Community Unit School District No. 365 GO, 0% due 11/1/2018 (Insured: AGM)	AA/Aa2	3,370,000	3,231,560

INDIANA — 2.25%
Avon Community School Building Corp., 5.00% due 7/15/2017 (Insured: AMBAC) (State Aid Withholding)	AA+/NR	2,500,000	2,637,525
Board of Trustees for the Vincennes University, 4.00% due 6/1/2018	NR/Aa3	1,000,000	1,064,130
Board of Trustees for the Vincennes University, 5.00% due 6/1/2020	NR/Aa3	1,000,000	1,154,630
City of Carmel Redevelopment Authority, 5.00% due 8/1/2021 (Road and Intersection Improvements)	AA+/NR	2,405,000	2,831,575
City of Carmel Redevelopment Authority, 5.00% due 8/1/2022 (Road and Intersection Improvements)	AA+/NR	2,510,000	3,009,063
City of Carmel Redevelopment District COP, 5.75% due 7/15/2022 (CFP Energy Center, LLC Installment Purchase Agreement)	NR/NR	3,175,000	3,616,388
City of Fort Wayne, 2.00% due 12/1/2016 (Waterworks Utility Improvements)	NR/Aa3	1,160,000	1,169,976
City of Fort Wayne, 2.00% due 12/1/2017 (Waterworks Utility Improvements)	NR/Aa3	1,175,000	1,194,952
Clay Multiple School Building Corp., 5.00% due 7/15/2016 (State Aid Withholding)	AA+/NR	1,295,000	1,310,993
Clay Multiple School Building Corp., 5.00% due 1/15/2017 (State Aid Withholding)	AA+/NR	1,000,000	1,032,250
Duneland School Building Corp., 0% due 2/1/2020 (State Aid Withholding)	A/NR	2,970,000	2,718,589
Duneland School Building Corp., 0% due 8/1/2020 (State Aid Withholding)	A/NR	3,470,000	3,138,441
Duneland School Building Corp., 0% due 2/1/2021 (State Aid Withholding)	A/NR	2,770,000	2,472,724
Duneland School Building Corp., 0% due 8/1/2021 (State Aid Withholding)	A/NR	3,270,000	2,882,963
Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2021 (Educational Facilities; Insured: State Intercept)	AA+/NR	1,230,000	1,451,560
Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2022 (Educational Facilities; Insured: State Intercept)	AA+/NR	885,000	1,060,203
Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2023 (Educational Facilities; Insured: State Intercept)	AA+/NR	570,000	692,801
Hamilton Southeastern Consolidated School Building Corp., 5.00% due 1/15/2024 (Educational Facilities; Insured: State Intercept)	AA+/NR	525,000	642,117
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	NR/A3	1,545,000	1,582,219
Indiana Bond Bank, 5.00% due 10/15/2017 (Special Gas Program)	NR/A3	5,000,000	5,295,600
Indiana Bond Bank, 5.00% due 8/1/2021 (Columbus Learning Center)	AA/NR	1,300,000	1,520,818
Indiana Finance Authority, 5.00% due 5/1/2016 (Parkview Health Systems)	A+/A1	3,090,000	3,101,958
Indiana Finance Authority, 5.00% due 7/1/2016 (Forensic & Health Science; Insured: Natl-Re) (ETM)	AA+/Aa1	1,030,000	1,041,557
Indiana Finance Authority, 5.00% due 9/15/2016 (Marian University Health Sciences)	BBB-/NR	1,500,000	1,512,885
Indiana Finance Authority, 5.00% due 5/1/2017 (Parkview Health Systems)	A+/A1	1,000,000	1,041,920
Indiana Finance Authority, 5.00% due 9/15/2017 (Marian University Health Sciences)	BBB-/NR	1,940,000	1,991,468
Indiana Finance Authority, 4.00% due 5/1/2018 (Community Health Network)	A/A2	2,820,000	2,990,187
Indiana Finance Authority, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	AA+/Aa1	1,000,000	1,096,900
Indiana Finance Authority, 5.25% due 7/1/2018 (Rockville Correctional Facilities) (ETM)	AA+/Aa1	2,150,000	2,359,840
Indiana Finance Authority, 5.00% due 9/15/2018 (Marian University Health Sciences)	BBB-/NR	1,790,000	1,863,766
Indiana Finance Authority, 5.00% due 11/1/2018 (Indianapolis Airport)	AA+/Aa2	2,750,000	3,027,310
Indiana Finance Authority, 5.00% due 11/1/2018 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	1,250,000	1,375,037

20    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Indiana Finance Authority, 5.00% due 5/1/2019 (Community Health Network)	A/A2	$1,790,000	$1,990,104
Indiana Finance Authority, 5.00% due 9/15/2019 (Marian University Health Sciences)	BBB-/NR	1,250,000	1,317,588
Indiana Finance Authority, 5.00% due 3/1/2020 (Indiana University Health System)	AA-/Aa3	5,000,000	5,736,550
Indiana Finance Authority, 5.00% due 5/1/2020 (Community Health Network)	A/A2	860,000	979,635
Indiana Finance Authority, 5.00% due 9/15/2020 (Marian University Health Sciences)	BBB-/NR	2,245,000	2,386,592
Indiana Finance Authority, 5.00% due 3/1/2021 (Indiana University Health System)	AA-/Aa3	9,880,000	11,605,443
Indiana Finance Authority, 5.00% due 5/1/2021 (Community Health Network)	A/A2	2,250,000	2,616,862
Indiana Finance Authority, 5.00% due 9/15/2021 (Marian University Health Sciences)	BBB-/NR	2,320,000	2,480,730
Indiana Finance Authority, 5.00% due 10/1/2021 (CWA Authority, Inc. Wastewater System Project)	AA/NR	500,000	594,160
Indiana Finance Authority, 5.00% due 3/1/2022 (Indiana University Health System)	AA-/Aa3	3,240,000	3,784,255
Indiana Finance Authority, 5.00% due 5/1/2022 (Community Health Network)	A/A2	1,230,000	1,455,324
[a] Indiana Finance Authority, 5.00% due 5/1/2022 (Parkview Regional Medical Center)	A+/A1	1,135,000	1,357,369
Indiana Finance Authority, 5.00% due 10/1/2023 (CWA Authority, Inc. Wastewater System Project)	AA/NR	1,000,000	1,227,300
Indiana Finance Authority, 5.00% due 10/1/2024 (CWA Authority, Inc. Wastewater System Project)	AA/NR	500,000	621,460
Indiana Finance Authority, 0.35% due 2/1/2037 put 4/1/2016 (Stadium Project; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	23,090,000	23,090,000
Indiana Finance Authority, 0.38% due 2/1/2037 put 4/1/2016 (Stadium Project; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	3,510,000	3,510,000
Indiana HFFA, 5.00% due 10/1/2027 put 6/1/2017 (Ascension Health)	NR/Aa3	7,100,000	7,435,404
Indianapolis Public Schools Multi-School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re)	AA/A3	5,000,000	5,066,500
Knox Middle School Building Corp., 0% due 1/15/2020 (Insured: Natl-Re) (State Aid Withholding)	AA-/A3	1,295,000	1,186,609
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,000,000	1,076,180
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,680,000	1,886,674
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,345,000	1,471,376
[a] Lake Central Multi-District School Building Corp., 5.00% due 7/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,170,000	1,347,559
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,250,000	1,387,975
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,250,000	1,469,212
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,455,000	1,629,702
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,000,000	1,196,650
Metropolitan School District of Pike Township GO, 3.00% due 1/15/2017 (College Park Ancillary Rooms) (State Aid Withholding)	AA+/NR	2,115,000	2,153,472
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A) (ETM)	AA/NR	840,000	852,684
Perry Township Multischool Building Corp., 4.00% due 1/15/2018 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,054,810
Perry Township Multischool Building Corp., 3.00% due 1/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,051,440
Perry Township Multischool Building Corp., 4.00% due 7/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,091,210
Perry Township Multischool Building Corp., 5.00% due 7/10/2020 (Educational Facilities) (State Aid Withholding)	AA+/NR	2,090,000	2,403,563
Perry Township Multischool Building Corp., 5.00% due 7/10/2021 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,176,710
Pike Township Multischool Building Corp., 4.00% due 1/15/2017 (Metropolitan School District of Pike Township) (State Aid Withholding)	AA+/NR	1,080,000	1,108,123
South Bend Community School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re) (State Aid Withholding)	AA+/A3	1,785,000	1,808,312
Whitko High School Building Corp., 3.00% due 7/15/2016 (School Corp. Capital Improvements) (State Aid Withholding)	AA+/NR	645,000	649,483
Whitko High School Building Corp., 4.00% due 7/15/2018 (School Corp. Capital Improvements) (State Aid Withholding)	AA+/NR	1,025,000	1,093,532
Zionsville Community Schools Building Corp., 5.00% due 7/15/2019 (Insured: AGM) (State Aid Withholding)	AA/A2	1,100,000	1,243,693

IOWA — 0.38%
Des Moines Independent Community School District, 4.00% due 6/1/2019 (School Infrastructure; Insured: AGM)	AA/A2	3,870,000	4,211,527
Des Moines Independent Community School District, 4.00% due 6/1/2020 (School Infrastructure; Insured: AGM)	AA/A2	3,990,000	4,419,763
Des Moines Independent Community School District, 4.00% due 6/1/2021 (School Infrastructure; Insured: AGM)	AA/A2	4,125,000	4,579,245
Des Moines Independent Community School District, 4.00% due 6/1/2022 (School Infrastructure; Insured: AGM)	AA/A2	2,140,000	2,368,680
Iowa Finance Authority, 5.00% due 8/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,500,000	1,523,610
Iowa Finance Authority, 5.00% due 2/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,656,064
Iowa Finance Authority, 5.00% due 8/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	990,000	1,044,381
Iowa Finance Authority, 5.00% due 2/15/2018 (Iowa Health System; Insured: AGM)	NR/Aa3	1,405,000	1,508,015
Iowa Finance Authority, 5.00% due 7/1/2022 (Genesis Health System)	NR/A1	1,735,000	2,075,390
Iowa Finance Authority, 5.00% due 7/1/2023 (Genesis Health System)	NR/A1	2,000,000	2,430,880
Iowa Finance Authority, 5.00% due 7/1/2024 (Genesis Health System)	NR/A1	2,350,000	2,825,311

KANSAS — 0.88%
Johnson County USD No. 512 GO, 4.00% due 10/1/2016 (Shawnee Mission School District)	NR/Aaa	6,455,000	6,569,964
Johnson County USD No. 512 GO, 4.00% due 10/1/2017 (Shawnee Mission School District)	NR/Aaa	6,700,000	7,028,300
Kansas DFA, 5.00% due 4/1/2020 (National Bio and Agro-Defense Facility)	AA-/Aa3	6,980,000	7,987,842
Kansas DFA, 5.00% due 12/1/2020 (New Jobs Training; Insured: BAM)	AA/NR	1,500,000	1,693,560
Kansas DFA, 5.00% due 4/1/2021 (National Bio and Agro-Defense Facility)	AA-/Aa3	5,075,000	5,940,947
Kansas DFA, 5.00% due 4/1/2022 (National Bio and Agro-Defense Facility)	AA-/Aa3	2,730,000	3,252,631
Kansas DFA, 5.00% due 4/1/2023 (National Bio and Agro-Defense Facility)	AA-/Aa3	8,110,000	9,817,317
Kansas DFA, 5.00% due 4/1/2024 (National Bio and Agro-Defense Facility)	AA-/Aa3	9,275,000	11,249,462
Kansas DFA, 5.00% due 4/1/2025 (National Bio and Agro-Defense Facility)	AA-/Aa3	6,895,000	8,307,510

Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Unified Government of Wyandotte County-Kansas City, 5.00% due 9/1/2022 (Utility Systems Improvement)	A+/A3	$2,000,000	$2,409,000
Unified Government of Wyandotte County-Kansas City, 5.00% due 9/1/2023 (Utility Systems Improvement)	A+/A3	1,000,000	1,224,070
Unified Government of Wyandotte County-Kansas City, 5.00% due 9/1/2024 (Utility Systems Improvement)	A+/A3	600,000	743,850

KENTUCKY — 2.50%
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2020 (Project No. 112)	A/Aa3	10,000,000	11,526,000
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2021 (Project No. 112)	A/Aa3	10,000,000	11,696,100
[a] Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2022 (Project No. 112)	A/Aa3	30,000,000	35,595,900
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2023 (Project No. 112)	A/Aa3	40,000,000	48,024,400
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2025 (Project No. 112)	A/Aa3	25,000,000	30,590,250
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2026 (Project No. 112)	A/Aa3	20,000,000	24,585,200
Kentucky Economic DFA, 0% due 10/1/2019 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	5,000,000	4,626,550
Kentucky Economic DFA, 0% due 10/1/2020 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	9,600,000	8,614,080
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	2,885,000	2,522,326
Kentucky Economic DFA, 0% due 10/1/2023 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	4,195,000	3,422,407
Lexington-Fayette Urban County Government Public Facilities Corp., 5.00% due 6/1/2022 (Eastern State Hospital)	A/Aa3	6,165,000	7,248,622

LOUISIANA — 2.67%
City of Bossier, 4.00% due 12/1/2018 (Public Improvements; Insured: AGM)	AA/Aa3	2,020,000	2,176,449
City of Bossier, 4.50% due 12/1/2021 (Public Improvements; Insured: AGM)	AA/Aa3	2,240,000	2,603,485
City of Lafayette, 4.00% due 11/1/2016 (Utilities System Improvements)	AA-/A1	1,395,000	1,423,263
City of Lafayette, 5.00% due 11/1/2019 (Utilities System Improvements)	AA-/A1	1,000,000	1,136,770
City of New Orleans GO, 5.00% due 10/1/2016 (Audubon Park Aquarium)	A/NR	2,380,000	2,427,005
City of New Orleans GO, 4.00% due 12/1/2016 (Public Improvements)	A+/A3	3,000,000	3,065,820
City of New Orleans GO, 4.00% due 12/1/2017 (Public Improvements)	A+/A3	750,000	787,898
City of New Orleans GO, 4.00% due 10/1/2018 (Audubon Park Aquarium; Insured: AGM)	AA/NR	1,110,000	1,177,699
City of New Orleans GO, 4.00% due 12/1/2018 (Public Improvements)	A+/A3	700,000	753,060
City of New Orleans GO, 4.00% due 12/1/2019 (Public Improvements)	A+/A3	750,000	822,780
City of New Orleans GO, 5.00% due 12/1/2019 (Public Improvements; Insured: AGM)	A+/A3	3,080,000	3,483,911
City of New Orleans GO, 5.00% due 12/1/2020 (Public Improvements)	A+/A3	1,315,000	1,519,193
City of New Orleans GO, 5.00% due 12/1/2020 (Public Improvements; Insured: AGM)	A+/A3	3,250,000	3,754,660
City of New Orleans GO, 5.00% due 12/1/2021 (Public Improvements)	A+/A3	1,200,000	1,408,068
City of New Orleans GO, 5.00% due 12/1/2021 (Public Improvements; Insured: AGM)	A+/A3	5,700,000	6,688,323
City of Shreveport, 5.00% due 12/1/2020 (Water and Sewer System; Insured: BAM)	AA/A3	7,770,000	8,995,484
City of Shreveport, 5.00% due 12/1/2021 (Water and Sewer System; Insured: BAM)	AA/A3	8,185,000	9,642,094
City of Shreveport, 5.00% due 12/1/2022 (Water and Sewer System; Insured: BAM)	AA/A3	6,460,000	7,722,736
City of Shreveport, 5.00% due 12/1/2023 (Water and Sewer System; Insured: BAM)	AA/A3	4,245,000	5,148,930
City of Shreveport, 5.00% due 12/1/2024 (Water and Sewer System; Insured: BAM)	AA/A3	4,490,000	5,488,127
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2021 (Roads, Bridges & Drainage Works)	A/NR	1,990,000	2,221,318
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2022 (Roads, Bridges & Drainage Works)	A/NR	1,545,000	1,744,722
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2023 (Wastewater System Improvements)	AA-/Aa3	450,000	548,649
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2024 (Wastewater System Improvements)	AA-/Aa3	1,000,000	1,236,140
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2025 (Wastewater System Improvements)	AA-/Aa3	700,000	874,482
Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2020 (Convention Center)	NR/A1	1,000,000	1,153,600
Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2021 (Convention Center)	NR/A1	780,000	918,996
Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2022 (Convention Center)	NR/A1	1,000,000	1,200,610
Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2023 (Convention Center)	NR/A1	1,000,000	1,191,480
Jefferson Sales Tax District Parish of Jefferson, 5.00% due 12/1/2018 (Sewerage Capital Project; Insured: AGM)	AA/A2	2,000,000	2,212,940
Louisiana Energy & Power Authority, 5.00% due 1/1/2020 (Rodemacher Unit No. 2 Power)	A-/Baa1	1,000,000	1,134,190
Louisiana Energy & Power Authority, 5.00% due 1/1/2021 (Rodemacher Unit No. 2 Power)	A-/Baa1	1,000,000	1,161,860
Louisiana Energy & Power Authority, 5.00% due 6/1/2022 (LEPA Unit No. 1 Power; Insured: AGM)	AA/A2	1,000,000	1,206,720
Louisiana Energy & Power Authority, 5.00% due 1/1/2023 (Rodemacher Unit No. 2 Power)	A-/Baa1	1,640,000	1,961,752
Louisiana Energy & Power Authority, 5.00% due 6/1/2023 (LEPA Unit No. 1 Power; Insured: AGM)	AA/A2	750,000	920,873
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2016 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,014,570
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2017 (Independence Stadium)	A/NR	1,265,000	1,307,112
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2017 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,039,220
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium)	A/NR	1,000,000	1,067,190
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2018 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,074,870
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2018 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	2,655,000	2,859,170
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2019 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,096,350

22    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2019 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	$1,310,000	$1,440,253
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 12/1/2020 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	1,200,000	1,392,888
Louisiana Offshore Terminal Authority, 5.00% due 10/1/2018 (Deepwater Oil Port-Loop LLC)	BBB/NR	22,140,000	24,020,129
Louisiana Offshore Terminal Authority, 2.20% due 10/1/2040 put 10/1/2017 (Deepwater Oil Port-Loop LLC)	BBB/NR	6,000,000	6,074,100
Louisiana Public Facilities Authority, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	NR/Baa1	725,000	728,654
Louisiana Public Facilities Authority, 5.00% due 5/15/2016 (Ochsner Clinic Foundation) (ETM)	NR/NR	275,000	276,548
Louisiana Public Facilities Authority, 5.00% due 5/15/2017 (Ochsner Clinic Foundation) (ETM)	NR/NR	285,000	298,857
Louisiana Public Facilities Authority, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	NR/Baa1	750,000	781,305
Louisiana Public Facilities Authority, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	NR/Baa1	1,450,000	1,515,598
Louisiana Public Facilities Authority, 5.00% due 5/15/2018 pre-refunded 5/15/2017 (Ochsner Clinic Foundation)	NR/NR	550,000	576,824
Louisiana Public Facilities Authority, 5.00% due 6/1/2022 (Hurricane Recovery Program)	NR/A1	2,945,000	3,513,090
Louisiana Public Facilities Authority, 5.00% due 6/1/2023 (Hurricane Recovery Program)	NR/A1	5,000,000	6,057,800
Louisiana State Office Facilities Corp., 5.00% due 5/1/2016 (State Capitol)	NR/A1	1,000,000	1,003,830
Louisiana State Office Facilities Corp., 5.00% due 5/1/2018 (State Capitol)	NR/A1	2,500,000	2,708,725
Louisiana State Office Facilities Corp., 5.00% due 5/1/2021 (State Capitol)	NR/A1	4,595,000	5,249,282
Parish of LaFourche, 5.00% due 1/1/2019 (Roads, Highways & Bridges)	AA-/NR	595,000	658,022
Parish of LaFourche, 5.00% due 1/1/2022 (Roads, Highways & Bridges)	AA-/NR	415,000	491,704
Parish of LaFourche, 5.00% due 1/1/2023 (Roads, Highways & Bridges)	AA-/NR	515,000	619,653
Parish of Orleans School District GO, 5.00% due 9/1/2016 (Insured: AGM)	AA/Aa3	4,500,000	4,577,220
Parish of Orleans School District GO, 5.00% due 9/1/2018 (Insured: AGM)	AA/Aa3	4,800,000	5,225,088
Parish of Orleans School District GO, 5.00% due 9/1/2020 (Insured: AGM)	AA/Aa3	3,840,000	4,396,838
Parish of Plaquemines Law Enforcement District GO, 5.00% due 9/1/2019	A+/NR	1,005,000	1,137,137
Parish of Plaquemines Law Enforcement District GO, 5.00% due 9/1/2021	A+/NR	1,115,000	1,271,423
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	14,195,000	15,453,529
Parish of St. Tammany Sales Tax District No. 3, 5.00% due 6/1/2017 pre-refunded 6/1/2016 (Public Works, Improvements and Facilities; Insured: CIFG)	AA/NR	1,405,000	1,429,826
Parish of Terrebonne Hospital Service District No. 1, 4.00% due 4/1/2017 (Terrebonne General Medical Center)	A+/A2	1,000,000	1,024,170
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2018 (Terrebonne General Medical Center)	A+/A2	1,000,000	1,064,620
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2019 (Terrebonne General Medical Center)	A+/A2	1,810,000	1,975,923
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2021 (Terrebonne General Medical Center)	A+/A2	2,320,000	2,621,113
Regional Transit Authority, 5.00% due 12/1/2017 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	755,000	805,170
Regional Transit Authority, 5.00% due 12/1/2019 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,000,000	1,133,640
Regional Transit Authority, 5.00% due 12/1/2021 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,000,000	1,150,330
Regional Transit Authority, 5.00% due 12/1/2022 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,110,000	1,279,608

MAINE — 0.08%
Maine Governmental Facilities Authority, 5.00% due 10/1/2020 (Augusta & Machias Courthouses)	AA-/Aa3	1,245,000	1,441,859
Maine Governmental Facilities Authority, 5.00% due 10/1/2021 (Augusta & Machias Courthouses)	AA-/Aa3	1,315,000	1,560,340
Maine Governmental Facilities Authority, 5.00% due 10/1/2022 (Augusta & Machias Courthouses)	AA-/Aa3	1,175,000	1,420,493
Maine Governmental Facilities Authority, 5.00% due 10/1/2023 (Augusta & Machias Courthouses)	AA-/Aa3	1,445,000	1,771,180

MARYLAND — 0.74%
County of Montgomery GO, 0.39% due 6/1/2026 put 4/1/2016 (Consolidated Public Improvements; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AAA/Aaa	22,835,000	22,835,000
Maryland Economic Development Corp., 5.00% due 6/1/2021 (Public Health Laboratory)	AA+/Aa1	8,725,000	10,333,715
Maryland Economic Development Corp., 4.00% due 6/1/2022 (Public Health Laboratory)	AA+/Aa1	8,245,000	9,251,467
Prince George’s County GO, 5.00% due 9/15/2017 (Consolidated Public Improvements)	AAA/Aaa	12,340,000	13,120,999

MASSACHUSETTS — 1.95%
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2017	A/NR	2,540,000	2,670,759
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2018	A/NR	2,825,000	3,074,419
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2019	A/NR	2,765,000	3,101,694
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2020	A/NR	2,965,000	3,399,224
Commonwealth of Massachusetts, 5.00% due 6/15/2016 (Accelerated Bridge Program)	AAA/Aa1	6,390,000	6,451,152
Massachusetts Bay Transportation Authority, 0.42% due 7/1/2026 put 4/7/2016 (Capital Investment Program; SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AA+/Aa2	77,435,000	77,435,000
Massachusetts Development Finance Agency, 3.00% due 7/1/2018 (Mount Auburn Hospital Health Records System)	A-/A3	1,000,000	1,040,740
Massachusetts Development Finance Agency, 5.00% due 7/1/2022 (Mount Auburn Hospital Health Records System)	A-/A3	2,750,000	3,255,450
Massachusetts Development Finance Agency, 5.00% due 7/1/2023 (Mount Auburn Hospital Health Records System)	A-/A3	4,000,000	4,795,640
Massachusetts Development Finance Agency, 5.25% due 10/1/2023 (Simmons College)	BBB+/Baa1	595,000	721,211
Massachusetts Development Finance Agency, 5.00% due 7/1/2024 (Mount Auburn Hospital Health Records System)	A-/A3	6,050,000	7,291,158
Massachusetts Development Finance Agency, 5.00% due 7/1/2025 (Mount Auburn Hospital Health Records System)	A-/A3	2,465,000	2,983,513
Massachusetts Development Finance Agency, 5.75% due 12/1/2042 pre-refunded 5/1/2019 (Dominion Energy Brayton Point Station Units 1 and 2)	BBB/Baa2	2,000,000	2,295,840
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	1,800,000	1,862,694

Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	AA/NR	$11,170,000	$12,035,563
Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	AA/NR	7,500,000	8,622,375
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2018 (UMass Memorial Health Care)	BBB+/Baa3	4,290,000	4,654,736
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2019 (Berkshire Health Systems; Insured: AGM)	AA/A3	1,750,000	1,755,968

MICHIGAN — 3.07%
Board of Governors of Wayne State University, 5.00% due 11/15/2022 (Educational Facilities and Equipment)	AA-/Aa3	425,000	512,155
Board of Governors of Wayne State University, 5.00% due 11/15/2023 (Educational Facilities and Equipment)	AA-/Aa3	305,000	373,341
Board of Governors of Wayne State University, 5.00% due 11/15/2024 (Educational Facilities and Equipment)	AA-/Aa3	515,000	635,592
Board of Governors of Wayne State University, 5.00% due 11/15/2025 (Educational Facilities and Equipment)	AA-/Aa3	625,000	764,569
Byron Center Michigan Public Schools, 4.00% due 5/1/2017 (Insured: AGM/Q-SBLF)	AA/NR	1,305,000	1,351,197
Byron Center Michigan Public Schools, 4.00% due 5/1/2018 (Insured: AGM/Q-SBLF)	AA/NR	1,935,000	2,059,633
Byron Center Michigan Public Schools, 4.00% due 5/1/2020 (Insured: AGM/Q-SBLF)	AA/NR	1,000,000	1,110,690
City of Battle Creek County of Calhoun GO, 5.00% due 5/1/2020 (Downtown Development; Insured: AMBAC)	AA/A1	3,200,000	3,456,128
City of Grand Haven, 5.50% due 7/1/2016 (Electric System; Insured: Natl-Re)	AA-/A3	3,890,000	3,926,060
County of Genesee GO, 3.00% due 11/1/2016 (Water Supply System; Insured: BAM)	AA/A2	615,000	622,792
County of Genesee GO, 5.00% due 11/1/2022 (Water Supply System; Insured: BAM)	AA/A2	600,000	711,240
Kalamazoo Hospital Finance Authority, 4.00% due 5/15/2016 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,850,000	1,857,123
Kalamazoo Hospital Finance Authority, 4.50% due 5/15/2017 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,830,000	1,899,357
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA/A2	1,520,000	1,638,423
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA/A2	2,500,000	2,694,775
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2020 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,735,000	1,980,589
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2021 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	2,350,000	2,671,809
Livingston County GO, 4.00% due 5/1/2018 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,062,480
Livingston County GO, 4.00% due 5/1/2020 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,105,910
Livingston County GO, 4.00% due 5/1/2021 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,122,620
Livonia Public Schools School District GO, 4.00% due 5/1/2020 (School Building & Site)	A/A2	800,000	870,632
Livonia Public Schools School District GO, 5.00% due 5/1/2021 (School Building & Site)	A/A2	900,000	1,041,669
Michigan Finance Authority, 4.00% due 8/1/2018 (Beaumont Health Credit Group)	A/A1	500,000	533,665
Michigan Finance Authority, 5.00% due 8/1/2019 (Ypsilanti Community Schools)	A+/NR	1,150,000	1,274,741
Michigan Finance Authority, 5.00% due 8/1/2020 (Ypsilanti Community Schools)	A+/NR	1,220,000	1,378,649
Michigan Finance Authority, 5.00% due 8/1/2021 (Ypsilanti Community Schools)	A+/NR	1,295,000	1,489,146
Michigan Finance Authority, 5.00% due 8/1/2022 (Ypsilanti Community Schools)	A+/NR	1,375,000	1,605,478
Michigan Finance Authority, 5.00% due 12/1/2022 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,210,580
Michigan Finance Authority, 5.00% due 8/1/2023 (Beaumont Health Credit Group)	A/A1	3,800,000	4,576,074
Michigan Finance Authority, 5.00% due 12/1/2023 (Trinity Health Credit Group)	AA-/Aa3	2,500,000	3,080,475
Michigan Finance Authority, 5.00% due 8/1/2024 (Beaumont Health Credit Group)	A/A1	7,000,000	8,510,460
Michigan Finance Authority, 5.00% due 12/1/2024 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,243,810
Michigan Finance Authority, 5.00% due 8/1/2025 (Beaumont Health Credit Group)	A/A1	8,000,000	9,635,520
Michigan Municipal Bond Authority, 5.00% due 10/1/2020 (Clean Water Fund)	AAA/Aaa	35,000	36,404
Michigan State Building Authority, 5.50% due 10/15/2017 pre-refunded 10/15/2017 (ETM)	NR/NR	525,000	563,283
Michigan State Building Authority, 5.50% due 10/15/2017	A+/Aa2	3,625,000	3,883,752
Michigan State Hospital Finance Authority, 5.00% due 7/15/2016 (Oakwood Hospital)	A/A1	1,205,000	1,219,737
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa2	3,330,000	3,420,310
Michigan State Hospital Finance Authority, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A+/A1	1,500,000	1,595,235
Michigan State Hospital Finance Authority, 5.50% due 11/15/2017 (Henry Ford Health System)	A-/A3	1,530,000	1,617,730
Michigan State Hospital Finance Authority, 5.00% due 7/15/2018 pre-refunded 7/15/2017 (Oakwood Hospital)	A/A1	1,000,000	1,055,520
Michigan State Hospital Finance Authority, 5.50% due 11/15/2018 (Henry Ford Health System)	A-/A3	3,500,000	3,810,660
Michigan State Hospital Finance Authority, 6.00% due 12/1/2018 (Trinity Health) (ETM)	AA-/Aa3	2,000,000	2,264,340
Michigan State Hospital Finance Authority, 5.00% due 7/15/2019 pre-refunded 7/15/2017 (Oakwood Hospital)	A/A1	2,000,000	2,111,040
Michigan State Hospital Finance Authority, 5.00% due 10/1/2026 put 6/1/2017 (Ascension Health)	NR/Aa3	12,140,000	12,735,346
Michigan State Housing Development Authority, 5.00% due 4/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	290,000	290,000
Michigan State Housing Development Authority, 4.00% due 10/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	1,715,000	1,742,594
Michigan Strategic Fund, 5.00% due 10/15/2017 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa3	2,000,000	2,125,780
Michigan Strategic Fund, 5.25% due 10/15/2019 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa3	2,550,000	2,814,154
Michigan Strategic Fund, 5.25% due 10/15/2020 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa3	4,025,000	4,436,959
Michigan Strategic Fund, 5.50% due 8/1/2029 put 8/1/2016 (Detroit Edison Co. Exempt Facilities Project)	A/Aa3	5,160,000	5,236,987
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2018 (Insured: Q-SBLF)	NR/Aa1	1,500,000	1,593,720
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2019 (Insured: Q-SBLF)	NR/Aa1	1,000,000	1,086,190
Plymouth-Canton Community Schools GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	NR/Aa1	1,000,000	1,145,530
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2017 (William Beaumont Hospital) (ETM)	NR/A1	5,855,000	6,209,989
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2020 (William Beaumont Hospital)	A/A1	1,200,000	1,380,288
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2021 (William Beaumont Hospital)	A/A1	2,500,000	2,930,275
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2023 (William Beaumont Hospital)	A/A1	1,240,000	1,501,863
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2024 (William Beaumont Hospital)	A/A1	2,000,000	2,420,400
School District of the City of Dearborn GO, 3.00% due 5/1/2019 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	445,000	469,916
School District of the City of Dearborn GO, 4.00% due 5/1/2020 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	350,000	387,069

24    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
School District of the City of Dearborn GO, 4.00% due 5/1/2021 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	$570,000	$639,893
School District of the City of Dearborn GO, 4.00% due 5/1/2022 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	535,000	607,273
School District of the City of Dearborn GO, 4.00% due 5/1/2023 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	625,000	715,619
School District of the City of Detroit GO, 5.00% due 5/1/2020 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa1	2,200,000	2,488,002
School District of the City of Detroit GO, 5.00% due 5/1/2021 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa1	4,000,000	4,604,400
School District of the City of Detroit GO, 5.00% due 5/1/2022 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa1	3,000,000	3,511,860
Sparta Area Schools, Counties of Kent and Ottawa GO, 4.00% due 5/1/2016 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,000,000	1,002,800
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2017 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,085,000	1,133,196
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2018 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,285,000	1,390,627
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2020 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,335,000	1,530,230
St. Johns Public Schools GO, 5.00% due 5/1/2021 (Insured: Natl-Re/FGIC/Q-SBLF)	AA-/Aa2	1,000,000	1,171,400
State Building Authority of the State of Michigan, 5.00% due 10/15/2016 (Higher Education Facilities Program)	A+/Aa2	9,055,000	9,275,761
State Building Authority of the State of Michigan, 5.00% due 10/15/2020 (Higher Education Facilities Program)	A+/Aa2	1,000,000	1,165,900
State Building Authority of the State of Michigan, 5.00% due 10/15/2021 (Higher Education Facilities Program)	A+/Aa2	1,000,000	1,191,740
State Building Authority of the State of Michigan, 5.00% due 10/15/2022 (Higher Education Facilities Program)	A+/Aa2	3,000,000	3,640,260
State Building Authority of the State of Michigan, 5.00% due 10/15/2023 (Higher Education Facilities Program)	A+/Aa2	7,715,000	9,481,889
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2018 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA-/NR	1,725,000	1,832,778
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2019 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA-/NR	9,925,000	10,780,436
Warren Consolidated School District GO, 4.00% due 5/1/2017 (Insured: Q-SBLF)	AA-/NR	1,035,000	1,069,124
Warren Consolidated School District GO, 5.00% due 5/1/2018 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,080,530
Warren Consolidated School District GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,136,990
Warren Consolidated School District GO, 5.00% due 5/1/2021 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,162,000
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport)	A/A2	2,420,000	2,584,149
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport; Insured: Natl-Re)	AA-/A2	1,000,000	1,068,600
Wayne County Airport Authority, 5.00% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	12,645,000	14,318,692
Wayne County Airport Authority, 5.50% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	2,600,000	2,990,520
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	4,395,000	5,145,754
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	3,115,000	3,647,104
Western Townships Utilities Authority GO, 5.00% due 1/1/2017 (Sewage Disposal System)	AA/NR	1,500,000	1,546,425
Western Townships Utilities Authority GO, 5.00% due 1/1/2018 (Sewage Disposal System)	AA/NR	1,500,000	1,603,800

MINNESOTA — 1.58%
Cities of Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2017 (Insured: AMBAC)	AA-/NR	8,005,000	8,273,648
City of St. Cloud, 5.00% due 5/1/2016 (CentraCare Health System)	NR/A1	1,250,000	1,254,800
City of St. Cloud, 5.00% due 5/1/2017 (CentraCare Health System)	NR/A1	2,920,000	3,053,094
City of St. Cloud, 5.00% due 5/1/2017 (CentraCare Health System)	NR/A1	1,000,000	1,045,580
City of St. Cloud, 5.00% due 5/1/2018 (CentraCare Health System)	NR/A1	3,105,000	3,361,100
City of St. Cloud, 5.00% due 5/1/2019 (CentraCare Health System)	NR/A1	3,495,000	3,902,587
City of St. Cloud, 5.00% due 5/1/2020 (CentraCare Health System)	NR/A1	3,310,000	3,801,667
City of St. Paul Housing & Redevelopment Authority, 5.00% due 2/1/2018 (Gillette Children’s Specialty Healthcare Project)	A-/NR	1,255,000	1,329,020
City of St. Paul Housing & Redevelopment Authority, 5.25% due 2/1/2020 (Gillette Children’s Specialty Healthcare Project)	A-/NR	2,010,000	2,199,684
City of St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2021 pre-refunded 11/15/2016 (Regions Hospital)	A/Aaa	1,070,000	1,101,169
City of St. Paul Housing & Redevelopment Authority, 0.35% due 11/15/2035 put 4/1/2016 (Allina Health System; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA-/Aa2	42,865,000	42,865,000
County of Clay GO, 3.00% due 4/1/2018 (State-Aid Road Improvements)	AA/NR	1,225,000	1,278,986
Le Sueur-Henderson ISD No. 2397 GO, 3.00% due 4/1/2021 (Minnesota School District Credit Enhancement Program)	AA+/NR	1,125,000	1,211,929
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2017 (Essential Health; Insured: AGM)	AA/NR	2,500,000	2,586,875
Northern Municipal Power Agency, 5.00% due 1/1/2019 (Electric System)	A-/A3	5,000,000	5,535,350
Northern Municipal Power Agency, 5.00% due 1/1/2020 (Electric System)	A-/A3	3,500,000	3,986,220
Port Authority of the City of St. Paul, 5.00% due 12/1/2017 (Minnesota Andersen Office Building)	AA/Aa2	4,945,000	5,280,963
Port Authority of the City of St. Paul, 4.00% due 12/1/2018 (Minnesota Freeman Office Building)	AA/Aa2	3,925,000	4,231,503
Port Authority of the City of St. Paul, 5.00% due 12/1/2019 (Minnesota Freeman Office Building)	AA/Aa2	2,000,000	2,275,520
Port Authority of the City of St. Paul, 5.00% due 12/1/2020 (Minnesota Freeman Office Building)	AA/Aa2	2,675,000	3,121,029
Port Authority of the City of St. Paul, 5.00% due 12/1/2021 (Minnesota Andersen Office Building)	AA/Aa2	965,000	1,150,405
Port Authority of the City of St. Paul, 5.00% due 12/1/2022 (Minnesota Andersen Office Building)	AA/Aa2	1,250,000	1,519,163
St. Paul Housing and Redevelopment Authority, 5.00% due 7/1/2023 (HealthPartners)	A/A2	1,000,000	1,202,640
St. Paul Housing and Redevelopment Authority, 5.00% due 7/1/2024 (HealthPartners)	A/A2	600,000	728,628
St. Paul Housing and Redevelopment Authority, 5.00% due 7/1/2025 (HealthPartners)	A/A2	250,000	306,300
State of Minnesota GO, 5.00% due 8/1/2016	AA+/Aa1	5,000,000	5,076,750
State of Minnesota GO, 5.00% due 10/1/2016 (Various Purpose)	AA+/Aa1	7,500,000	7,671,375

MISSISSIPPI — 0.35%
Lamar County School District GO, 3.00% due 6/1/2016 (Educational and Performing Arts Capital Projects)	A/NR	1,800,000	1,807,380
Lamar County School District GO, 3.50% due 6/1/2017 (Educational and Performing Arts Capital Projects)	A/NR	1,700,000	1,751,969
Medical Center Educational Building, 4.00% due 6/1/2016 (University of Mississippi Medical Center)	AA-/Aa2	3,300,000	3,318,612

Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Mississippi Development Bank, 4.75% due 7/1/2017 (Canton GO Public Improvement Project)	NR/NR	$620,000	$632,189
Mississippi Development Bank, 5.00% due 8/1/2018 (Department of Corrections)	AA-/NR	4,910,000	5,349,445
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,708,380
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,138,920
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Harrison County Highway)	AA-/Aa3	2,500,000	2,920,925
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Madison County Highway)	AA-/Aa3	2,000,000	2,336,740
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Harrison County Highway)	AA-/Aa3	1,000,000	1,193,930
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,193,930
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,820,760
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Madison County Highway)	AA-/Aa3	1,250,000	1,517,300

MISSOURI — 1.08%
Cass County COP, 4.00% due 5/1/2018	A/NR	2,255,000	2,373,207
Cass County COP, 4.50% due 5/1/2019	A/NR	1,270,000	1,378,496
Cass County COP, 5.00% due 5/1/2020	A/NR	2,255,000	2,536,898
Cass County COP, 5.00% due 5/1/2021	A/NR	1,750,000	1,952,668
Jackson County, 4.00% due 12/1/2016 (Parking Facility Projects)	NR/Aa3	500,000	511,245
Jackson County, 4.00% due 12/1/2017 (Parking Facility Projects)	NR/Aa3	500,000	526,345
Jackson County, 4.00% due 12/1/2019 (Parking Facility Projects)	NR/Aa3	500,000	550,850
Jackson County, 4.00% due 12/1/2021 (Parking Facility Projects)	NR/Aa3	1,000,000	1,130,650
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Redevelopment District) (ETM)	NR/NR	695,000	764,069
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Redevelopment District)	AA-/A1	1,305,000	1,424,160
Kansas City Municipal Assistance Corp., 5.00% due 4/15/2018 (Bartle Music Hall and Municipal Auditorium Parking Garage; Insured: Natl-Re)	AA/A1	1,000,000	1,078,950
Kansas City Municipal Assistance Corp., 0% due 4/15/2021 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	10,055,000	8,929,946
Kansas City Municipal Assistance Corp., 0% due 4/15/2022 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	5,040,000	4,340,398
Missouri Development Finance Board, 4.00% due 6/1/2016 (City of Independence Electric System Projects)	A/NR	1,560,000	1,568,564
Missouri Development Finance Board, 5.00% due 6/1/2017 (City of Independence Electric System Projects)	A/NR	1,525,000	1,591,826
Missouri Development Finance Board, 5.00% due 6/1/2018 (City of Independence Electric System Projects)	A/NR	1,705,000	1,838,808
Missouri Development Finance Board, 4.00% due 6/1/2019 (City of Independence Electric System Projects)	A/NR	1,000,000	1,074,440
Missouri Development Finance Board, 5.00% due 6/1/2019 (City of Independence Electric System Projects)	A/NR	1,790,000	1,978,326
Missouri Development Finance Board, 4.00% due 6/1/2020 (City of Independence Electric System Projects)	A/NR	1,265,000	1,372,221
Missouri Development Finance Board, 5.00% due 6/1/2020 (City of Independence Electric System Projects)	A/NR	1,000,000	1,124,660
Missouri Development Finance Board, 4.00% due 6/1/2021 (City of Independence Electric System Projects)	A/NR	2,465,000	2,700,728
Missouri Development Finance Board, 4.00% due 6/1/2022 (City of Independence Electric System Projects)	A/NR	3,155,000	3,484,287
Missouri Health and Educational Facilities Authority, 4.00% due 4/1/2016 (Webster University)	NR/A2	1,685,000	1,685,000
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2017 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,043,350
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2019 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,111,140
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2020 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,122,330
Missouri Health and Educational Facilities Authority, 0.35% due 9/1/2030 put 4/1/2016 (Washington University; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AAA/Aaa	400,000	400,000
Missouri Health and Educational Facilities Authority, 0.35% due 7/1/2032 put 4/1/2016 (St. Louis University; SPA: U.S. Bank, N.A.) (daily demand notes)	NR/A1	1,835,000	1,835,000
Platte County, 4.00% due 4/1/2017 (Community & Resource Centers)	NR/A1	1,500,000	1,542,990
Platte County, 4.00% due 4/1/2018 (Community & Resource Centers)	NR/A1	2,110,000	2,225,544
Platte County, 5.00% due 4/1/2019 (Community & Resource Centers)	NR/A1	2,000,000	2,213,600
Platte County, 5.00% due 4/1/2021 (Community & Resource Centers)	NR/A1	2,440,000	2,819,347
Southeast Missouri State University, 5.00% due 4/1/2016 (City of Cape Girardeau Campus System Facilities)	A/NR	750,000	750,000
Southeast Missouri State University, 5.00% due 4/1/2018 (City of Cape Girardeau Campus System Facilities)	A/NR	1,165,000	1,258,258
Southeast Missouri State University, 5.00% due 4/1/2020 (City of Cape Girardeau Campus System Facilities)	A/NR	2,825,000	3,231,715
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2019 (State Aid Withholding)	AA+/NR	1,615,000	1,749,110
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2020 (State Aid Withholding)	AA+/NR	1,600,000	1,762,256
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2021 (State Aid Withholding)	AA+/NR	2,055,000	2,294,777
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2022 (State Aid Withholding)	AA+/NR	3,300,000	3,729,231
St. Louis Municipal Finance Corp., 5.00% due 2/15/2017 (City Justice Center)	A/A2	2,000,000	2,073,200
St. Louis Municipal Finance Corp., 5.00% due 2/15/2018 (City Justice Center)	A/A2	3,865,000	4,153,058

NEBRASKA — 0.11%
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2022 (Nebraska Methodist Health System)	A-/NR	1,670,000	1,963,285
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2023 (Nebraska Methodist Health System)	A-/NR	1,905,000	2,266,112

26    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2024 (Nebraska Methodist Health System)	A-/NR	$1,400,000	$1,671,600
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2025 (Nebraska Methodist Health System)	A-/NR	2,005,000	2,399,825

NEVADA — 2.08%
Carson City, 4.00% due 9/1/2016 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,045,000	1,056,892
Carson City, 5.00% due 9/1/2019 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,103,110
Carson City, 5.00% due 9/1/2020 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,125,130
Carson City, 5.00% due 9/1/2022 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	2,450,000	2,840,359
City of Las Vegas COP, 5.00% due 9/1/2016 pre-refunded 9/1/2016 (City Hall)	NR/NR	2,395,000	2,439,810
City of Las Vegas COP, 5.00% due 9/1/2016 (City Hall)	AA-/Aa3	1,605,000	1,631,932
City of Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	AA-/Aa3	2,690,000	2,831,171
City of Las Vegas COP, 5.00% due 9/1/2017 pre-refunded 9/1/2017 (City Hall)	NR/NR	1,610,000	1,707,244
City of Las Vegas COP, 5.00% due 9/1/2018 pre-refunded 9/1/2018 (City Hall)	NR/NR	720,000	791,374
City of Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	AA-/Aa3	3,280,000	3,550,830
City of Las Vegas GO, 7.00% due 4/1/2017 (Performing Arts Center)	AA/Aa2	1,825,000	1,939,099
City of Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	AA/Aa2	2,095,000	2,348,202
City of Reno, 5.25% due 6/1/2016 (Washoe Medical Center; Insured: AGM)	AA/A2	1,100,000	1,108,415
City of Reno, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: AGM)	AA/A2	1,000,000	1,082,530
Clark County GO, 5.00% due 11/1/2017 pre-refunded 11/1/2016 (Southern Nevada Water Authority; Insured: AMBAC)	NR/Aa1	800,000	820,840
Clark County GO, 5.00% due 11/1/2017 (Southern Nevada Water Authority; Insured: AMBAC)	AA/Aa1	510,000	523,938
Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	AA/Aa2	6,535,000	7,003,821
Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	AA/Aa2	3,000,000	3,322,920
Las Vegas Valley Water District GO, 5.00% due 6/1/2016	AA/Aa1	1,000,000	1,007,710
Las Vegas Valley Water District GO, 5.00% due 6/1/2017	AA/Aa1	1,050,000	1,102,700
Las Vegas Valley Water District GO, 5.00% due 6/1/2019	AA/Aa1	1,000,000	1,125,310
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA/Aa1	4,255,000	4,922,992
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA/Aa1	5,080,000	5,877,509
Las Vegas Valley Water District GO, 5.00% due 6/1/2021	AA/Aa1	5,000,000	5,927,400
Las Vegas Valley Water District GO, 5.00% due 6/1/2023	AA/Aa1	15,995,000	19,656,255
Las Vegas Valley Water District GO, 5.00% due 6/1/2024	AA/Aa1	13,825,000	17,197,332
Las Vegas Valley Water District GO, 5.00% due 6/1/2025	AA/Aa1	7,505,000	9,435,736
Las Vegas Valley Water District GO, 5.00% due 12/1/2025	AA/Aa1	20,000,000	25,240,800
Las Vegas Valley Water District GO, 5.00% due 6/1/2026	AA/Aa1	18,630,000	23,372,453
Washoe County GO, 5.00% due 7/1/2021 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	1,700,000	2,019,124
Washoe County GO, 5.00% due 7/1/2022 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	2,500,000	2,947,050

NEW HAMPSHIRE — 0.30%
New Hampshire Health and Education Facilities Authority, 5.00% due 10/1/2016 (Southern New Hampshire Medical Center)	A-/NR	1,260,000	1,284,368
New Hampshire Health and Education Facilities Authority, 5.00% due 10/1/2017 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,053,020
New Hampshire Health and Education Facilities Authority, 0.35% due 7/1/2033 put 4/1/2016 (University System of New Hampshire; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	A+/Aa3	835,000	835,000
New Hampshire Health and Education Facilities Authority, 0.39% due 7/1/2033 put 4/1/2016 (University System of New Hampshire; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	A+/Aa3	1,685,000	1,685,000
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: Natl-Re)	AA/Aa3	2,985,000	3,035,924
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: Natl-Re)	AA/Aa3	3,130,000	3,315,046
New Hampshire Municipal Bond Bank, 5.25% due 8/15/2020	AA+/Aa2	1,000,000	1,173,050
New Hampshire Municipal Bond Bank, 5.25% due 8/15/2022	AA+/Aa2	2,770,000	3,399,039
New Hampshire Turnpike System, 5.00% due 2/1/2017	A+/A1	2,425,000	2,513,949
New Hampshire Turnpike System, 5.00% due 2/1/2018	A+/A1	1,295,000	1,394,016
New Hampshire Turnpike System, 5.00% due 2/1/2020	A+/A1	1,000,000	1,144,900
New Hampshire Turnpike System, 5.00% due 2/1/2021	A+/A1	1,260,000	1,478,156

NEW JERSEY — 2.11%
Burlington County Bridge Commission, 3.00% due 12/1/2016 (County Governmental Loan Program)	AA/Aa2	1,000,000	1,016,720
Burlington County Bridge Commission, 5.00% due 12/1/2018 (County Governmental Loan Program)	AA/Aa2	1,000,000	1,107,960
Camden County Improvement Authority, 5.00% due 7/1/2016 (Cooper Medical School)	A/A2	3,040,000	3,072,558
City of Jersey City GO, 4.00% due 8/1/2020 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/A1	2,650,000	2,925,521
City of Jersey City GO, 4.00% due 8/1/2021 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/A1	2,805,000	3,132,540
City of Jersey City GO, 5.00% due 8/1/2022 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/A1	2,530,000	3,002,933
City of Jersey City GO, 5.00% due 8/1/2023 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/A1	2,455,000	2,957,931
County of Essex GO, 4.00% due 6/1/2016	NR/Aa2	500,000	503,080
County of Hudson COP, 6.25% due 12/1/2016 (Correctional Facility Lease-Purchase; Insured: Natl-Re)	AA-/A3	550,000	568,167
Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re)	NR/Aa2	5,000,000	6,417,950
Gloucester County Improvement Authority, 2.125% due 12/1/2029 put 12/1/2017 (Waste Management, Inc. Project)	A-/NR	2,000,000	2,033,360
Hudson County Improvement Authority, 4.75% due 10/1/2016 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	3,155,000	3,219,614
Hudson County Improvement Authority, 4.75% due 10/1/2017 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	4,065,000	4,293,575
Hudson County Improvement Authority, 4.75% due 10/1/2018 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	2,000,000	2,179,000

Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Hudson County Improvement Authority, 4.75% due 10/1/2019 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	$4,390,000	$4,910,522
Hudson County Improvement Authority, 5.375% due 10/1/2020 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	2,020,000	2,360,814
Monmouth County Improvement Authority, 5.00% due 12/1/2016 (Insured: AMBAC)	NR/NR	1,000,000	1,026,430
New Jersey EDA, 5.00% due 12/15/2016 (School Facilities Construction) (ETM)	NR/NR	6,795,000	7,009,110
New Jersey EDA, 5.00% due 12/15/2016 (School Facilities Construction)	A-/A3	4,155,000	4,272,711
New Jersey EDA, 5.50% due 12/15/2019 (School Facilities Construction; Insured: AMBAC)	A-/A3	5,525,000	6,107,722
New Jersey EDA, 5.00% due 9/1/2020 (School Facilities Construction) (ETM)	NR/NR	365,000	425,794
New Jersey EDA, 5.00% due 9/1/2020 (School Facilities Construction)	A-/A3	135,000	146,784
New Jersey EDA, 5.00% due 6/15/2022 (School Facilities Construction)	A-/A3	8,000,000	8,806,960
New Jersey EDA, 5.00% due 3/1/2023 (School Facilities Construction)	A-/A3	8,015,000	8,856,735
New Jersey EDA, 5.00% due 6/15/2023 (School Facilities Construction)	A-/A3	2,000,000	2,213,060
New Jersey EDA, 5.75% due 9/1/2023 pre-refunded 3/1/2021 (School Facilities Construction)	NR/A3	4,955,000	6,009,870
New Jersey EDA, 5.75% due 9/1/2023 (School Facilities Construction)	A-/A3	550,000	614,114
New Jersey EDA, 5.00% due 6/15/2024 (School Facilities Construction)	A-/A3	4,250,000	4,710,658
New Jersey EDA, 5.00% due 3/1/2025 (School Facilities Construction)	A-/A3	4,575,000	4,989,861
New Jersey EDA, 5.00% due 3/1/2026 (School Facilities Construction)	A-/A3	11,150,000	12,115,813
New Jersey Educational Facilities Authority, 5.00% due 9/1/2016 (Higher Education Capital Improvements; Insured: AGM)	AA/A2	675,000	684,896
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2023 (Virtua Health Issue)	AA-/NR	535,000	650,260
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2024 (Virtua Health Issue)	AA-/NR	1,000,000	1,215,170
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017	AA/Aa2	1,910,000	2,022,614
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2018	AA/Aa2	3,000,000	3,268,020
New Jersey Higher Educational Assistance Authority, 5.25% due 12/1/2019	AA/Aa2	5,650,000	6,351,673
New Jersey Transit Corp., 5.00% due 9/15/2021 (Urban Public Transportation Capital Improvement)	A/A3	3,395,000	3,868,976
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019 (State Transportation System)	A-/A3	1,000,000	1,079,600
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2020 (State Transportation System)	A-/A3	1,000,000	1,091,380
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2021 (State Transportation System)	A-/A3	2,570,000	2,825,921
New Jersey Transportation Trust Fund Authority, 5.25% due 12/15/2022 (State Transportation System)	A-/A3	2,000,000	2,250,100
New Jersey Transportation Trust Fund Authority, 5.25% due 12/15/2023 (State Transportation System; Insured: AMBAC)	A-/A3	3,545,000	4,013,259
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2024 (State Transportation System)	A-/A3	1,660,000	1,853,174
Ocean Township Municipal Utility Authority, 6.00% due 8/1/2017 (Insured: Natl-Re)	AA-/A3	1,515,000	1,563,586
Passaic Valley Sewer Commissioners GO, 5.625% due 12/1/2018 (Sewer System)	NR/A3	1,210,000	1,342,531
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2019 (Sewer System)	NR/A3	2,000,000	2,289,240
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2020 (Sewer System)	NR/A3	4,250,000	4,981,723
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2021 (Sewer System)	NR/A3	4,500,000	5,373,000
Township of Wayne GO, 2.00% due 2/15/2018 (General Improvements and Water Utility System)	AA+/Aaa	1,295,000	1,323,335

NEW MEXICO — 0.96%
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	2,300,000	2,607,441
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2021 pre-refunded 8/1/2016 (Bernalillo and Sandoval
Counties School Facilities) (State Aid Withholding)	AA/Aa1	2,425,000	2,461,618
City of Farmington, 1.875% due 6/1/2032 put 9/1/2017 (El Paso Electric Co.-Four Corners Project)	BBB/Baa1	3,000,000	3,017,790
City of Gallup, 5.00% due 8/15/2016 (Tri-State Generation and Transmission Assoc., Inc.; Insured: AMBAC)	A/A3	2,500,000	2,508,975
City of Santa Fe, 4.50% due 5/15/2022 (El Castillo Retirement Residences)	BBB-/NR	2,585,000	2,698,869
Incorporated County of Los Alamos, 5.50% due 6/1/2017	AA+/A1	2,365,000	2,496,825
Incorporated County of Los Alamos, 5.50% due 6/1/2018	AA+/A1	2,205,000	2,423,119
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	6,000,000	6,282,060
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2018 (Student Loans)	AAA/Aaa	5,000,000	5,539,350
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2021 (Student Loans)	AAA/Aaa	3,000,000	3,485,790
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2024 (Presbyterian Healthcare Services)	AA/Aa3	1,030,000	1,277,303
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2025 (Presbyterian Healthcare Services)	AA/Aa3	750,000	937,605
New Mexico Hospital Equipment Loan Council, 0.50% due 8/1/2034 put 4/7/2016 (Presbyterian Healthcare Services; SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AA/Aa3	14,600,000	14,600,000
Regents of New Mexico State University, 5.00% due 4/1/2020 (Corbett Center Student Union & NMSU Golf Course)	AA-/Aa3	3,095,000	3,560,179
Regents of New Mexico State University, 5.00% due 4/1/2021 (Corbett Center Student Union & NMSU Golf Course)	AA-/Aa3	1,845,000	2,175,919
Regents of New Mexico State University, 5.00% due 4/1/2022 (Corbett Center Student Union & NMSU Golf Course)	AA-/Aa3	1,250,000	1,506,525
Rio Rancho Public School District No. 94 GO, 4.00% due 8/1/2018 (State Aid Withholding)	NR/Aa1	3,940,000	4,230,181
State of New Mexico, 5.00% due 7/1/2016 (Statewide Capital Project Funding)	AA/Aa1	10,265,000	10,383,355

NEW YORK — 10.34%
City of Long Beach School District GO, 3.50% due 5/1/2022 (Insured: AGM) (State Aid Withholding)	AA/Aa2	1,600,000	1,726,512
City of New York GO, 4.00% due 8/1/2016 (Capital Projects)	AA/Aa2	1,930,000	1,952,928
City of New York GO, 0.36% due 8/1/2020 put 4/1/2016 (Capital Projects; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	1,000,000	1,000,000
City of New York GO, 0.36% due 8/1/2021 put 4/1/2016 (Capital Projects; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	500,000	500,000
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	9,000,000	10,695,780

28    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	$7,350,000	$8,734,887
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	7,775,000	9,239,966
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	3,000,000	3,565,260
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	3,000,000	3,637,320
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	6,625,000	8,032,415
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	20,000,000	24,248,800
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	13,075,000	15,852,653
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	9,520,000	11,721,500
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	12,985,000	15,987,781
City of New York GO, 0.36% due 10/1/2023 put 4/1/2016 (Capital Projects; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	7,200,000	7,200,000
City of New York GO, 5.00% due 8/1/2024 (City Budget Financial Management)	AA/Aa2	40,145,000	50,064,428
City of New York GO, 0.39% due 8/1/2035 put 4/1/2016 (Capital Projects) (daily demand notes)	AA/Aa2	3,100,000	3,100,000
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District) (ETM)	NR/NR	4,090,000	4,105,419
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District)	AA/Aa2	4,705,000	4,723,679
Erie County Individual Development Agency, 5.00% due 5/1/2017 (Buffalo School District)	AA/Aa2	7,265,000	7,612,340
Erie County Individual Development Agency, 5.00% due 5/1/2018 (Buffalo School District)	AA/Aa2	5,000,000	5,437,000
Metropolitan Transportation Authority, 5.00% due 11/15/2020	AA-/A1	12,955,000	15,127,813
Metropolitan Transportation Authority, 5.00% due 11/15/2020	AA/NR	2,000,000	2,355,260
Metropolitan Transportation Authority, 5.00% due 11/15/2021	AA-/A1	24,325,000	29,001,724
Monroe County Industrial Development Corp., 5.00% due 6/1/2018 (St. John Fisher College)	BBB+/NR	1,425,000	1,533,343
Monroe County Industrial Development Corp., 5.00% due 6/1/2019 (St. John Fisher College)	BBB+/NR	1,030,000	1,139,994
Monroe County Industrial Development Corp., 5.00% due 6/1/2022 (St. John Fisher College)	BBB+/NR	2,000,000	2,339,900
[a] Nassau County IDA, 5.25% due 3/1/2018 (New York Institute of Technology)	BBB+/Baa2	1,260,000	1,352,333
Nassau County IDA, 5.25% due 3/1/2020 (New York Institute of Technology)	BBB+/Baa2	1,715,000	1,944,055
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2019 (Healthcare Facilities Improvements)	A+/Aa3	2,700,000	3,005,829
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2021 (Healthcare Facilities Improvements)	A+/Aa3	2,615,000	3,005,393
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	10,000,000	11,500,100
New York City Municipal Water Finance Authority, 0.37% due 6/15/2035 put 4/1/2016 (Water & Sewer System; SPA: Bayerische Landesbank) (daily demand notes)	AAA/Aa1	71,100,000	71,100,000
New York City Municipal Water Finance Authority, 0.39% due 6/15/2044 put 4/1/2016 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AAA/Aa1	33,345,000	33,345,000
New York City Municipal Water Finance Authority, 0.37% due 6/15/2045 put 4/1/2016 (Water & Sewer System; SPA: CalPERS) (daily demand notes)	AAA/Aa1	2,000,000	2,000,000
New York City Municipal Water Finance Authority, 0.36% due 6/15/2050 put 4/1/2016 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	57,310,000	57,310,000
New York City Municipal Water Finance Authority, 0.36% due 6/15/2050 put 4/1/2016 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	2,100,000	2,100,000
New York City Transitional Finance Authority, 5.00% due 7/15/2016 (School Financing Act) (State Aid Withholding)	AA/Aa2	3,155,000	3,196,204
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	12,680,000	13,015,893
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	5,000,000	5,132,450
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (School Financing Act) (State Aid Withholding)	AA/Aa2	4,865,000	5,231,335
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	11,730,000	12,992,265
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	3,075,000	3,405,901
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	1,645,000	1,822,018
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	12,725,000	14,094,337
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	1,500,000	1,661,415
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	2,000,000	2,215,220
New York City Transitional Finance Authority, 0.52% due 11/15/2022 put 4/7/2016 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AAA/Aaa	14,000,000	14,000,000
New York City Transitional Finance Authority, 0.55% due 11/1/2028 put 4/7/2016 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AAA/Aaa	8,500,000	8,500,000
New York City Transitional Finance Authority, 0.36% due 11/1/2036 put 4/1/2016 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	250,000	250,000
New York City Transitional Finance Authority, 0.37% due 8/1/2039 put 4/1/2016 (City Capital Projects; SPA: State Street Bank & Trust Co.) (daily demand notes)	AAA/Aa1	1,000,000	1,000,000
New York City Transitional Finance Authority, 0.39% due 11/1/2042 put 4/1/2016 (City Capital Projects; SPA: Barclays Bank plc) (daily demand notes)	AAA/Aa1	27,500,000	27,500,000
New York City Transitional Finance Authority, 0.36% due 2/1/2045 put 4/1/2016 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	1,410,000	1,410,000
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services Facilities)	AA/NR	9,000,000	9,388,710
New York State Dormitory Authority, 5.25% due 5/15/2017 (Court Facilities Lease; Insured: AMBAC)	AA-/Aa2	4,945,000	5,199,222
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services Facilities)	AA/NR	5,280,000	5,742,528
New York State Dormitory Authority, 2.25% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	4,800,000	4,929,120
New York State Dormitory Authority, 5.00% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	325,000	351,962
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,395,000	1,536,802

Semi-Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	$2,520,000	$2,770,211
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,500,000	2,754,125
New York State Dormitory Authority, 5.00% due 4/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	610,000	682,901
New York State Dormitory Authority, 5.00% due 7/1/2019 (New York Department of Health Projects; Insured: Natl-Re)	AA/Aa2	6,975,000	7,002,272
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,585,000	1,799,878
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,645,000	2,997,711
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,100,000	2,384,697
New York State Dormitory Authority, 5.00% due 12/15/2019 (Metropolitan Transportation Authority Service Contract)	AAA/Aa1	60,000,000	68,534,400
New York State Dormitory Authority, 5.00% due 4/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	1,000,000	1,150,830
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa2	1,000,000	1,145,790
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,000,000	1,164,180
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,775,000	3,226,631
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,100,000	2,447,781
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM)	AA/NR	1,250,000	1,457,013
New York State Dormitory Authority, 5.00% due 4/1/2021 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	450,000	530,177
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	750,000	891,675
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	1,250,000	1,489,775
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM)	AA/NR	1,100,000	1,311,002
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	300,000	364,488
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program; Insured: AGM)	AA/NR	1,800,000	2,186,928
New York State Dormitory Authority, 5.00% due 10/1/2023 (School Districts Financing Program; Insured: AGM)	AA/NR	2,500,000	3,090,525
New York State Dormitory Authority, 5.25% due 10/1/2023 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A1	2,000,000	2,395,700
New York State Dormitory Authority, 5.00% due 10/1/2024 (School Districts Financing Program; Insured: AGM)	AA/NR	2,000,000	2,508,600
New York State Thruway Authority, 5.00% due 5/1/2019 (New NY Bridge Project)	A-/A3	5,000,000	5,604,650
New York State Thruway Authority, 5.00% due 1/1/2020 (Governor Thomas E. Dewey Thruway)	A/A2	2,000,000	2,283,360
New York State Thruway Authority, 5.00% due 1/1/2021 (Governor Thomas E. Dewey Thruway)	A/A2	2,500,000	2,932,250
New York State Thruway Authority, 5.00% due 1/1/2022 (Governor Thomas E. Dewey Thruway)	A/A2	3,000,000	3,598,260
New York State Thruway Authority, 5.00% due 1/1/2024 (Governor Thomas E. Dewey Thruway)	A/A2	1,000,000	1,243,570
New York State Thruway Authority, 5.00% due 3/15/2024 (Highway, Bridge, Multi-Modal and MTA Projects)	AAA/Aa1	18,300,000	21,599,124
New York State Thruway Authority, 5.00% due 1/1/2025 (Governor Thomas E. Dewey Thruway)	A/A2	2,000,000	2,521,460
The Port Authority of New York and New Jersey GO, 5.00% due 8/15/2017 (Insured: AGM)	AA/Aa3	4,725,000	5,006,657
Suffolk County Economic Development Corp., 5.00% due 7/1/2020 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,720,050
Suffolk County Economic Development Corp., 5.00% due 7/1/2021 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,827,950
Suffolk County Economic Development Corp., 5.00% due 7/1/2022 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,789,900
Suffolk County IDA Civic Facilities GO, 5.25% due 3/1/2019 (New York Institute of Technology)	BBB+/Baa2	1,400,000	1,410,934
Tobacco Settlement Financing Corp., 5.00% due 6/1/2018	AA/NR	3,725,000	4,057,829
Triborough Bridge & Tunnel Authority, 5.00% due 11/15/2021 (MTA Bridges & Tunnels)	AA-/Aa3	5,140,000	6,184,037
United Nations Development Corp., 5.00% due 7/1/2016 (One, Two and Three U.N. Plaza Project)	NR/A1	3,400,000	3,438,046
United Nations Development Corp., 5.00% due 7/1/2017 (One, Two and Three U.N. Plaza Project)	NR/A1	3,000,000	3,158,700
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza Project)	NR/A1	4,000,000	4,499,360
West Seneca Central School District GO, 5.00% due 11/15/2022 (Insured: BAM) (State Aid Withholding)	AA/A2	1,000,000	1,214,490

NORTH CAROLINA — 2.31%
Catawba County, 4.00% due 10/1/2016	AA-/Aa2	1,000,000	1,017,300
Catawba County, 4.00% due 10/1/2017	AA-/Aa2	1,000,000	1,048,690
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2017 (Carolinas HealthCare System)	AA-/Aa3	2,000,000	2,067,400
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2019 (Carolinas HealthCare System)	AA-/Aa3	600,000	649,986
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2021 (Carolinas HealthCare System)	AA-/Aa3	1,595,000	1,717,815
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2022 (Carolinas HealthCare System)	AA-/Aa3	845,000	962,996
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2023 (Carolinas HealthCare System)	AA-/Aa3	1,400,000	1,701,560
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2024 (Carolinas HealthCare System)	AA-/Aa3	2,855,000	3,435,450
Charlotte-Mecklenburg Hospital Authority, 1.00% due 1/15/2037 put 4/7/2016 (Carolinas HealthCare System; SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AA-/Aa3	17,315,000	17,315,000
Charlotte-Mecklenburg Hospital Authority, 0.35% due 1/15/2038 put 4/1/2016 (Carolinas HealthCare System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA-/Aa3	4,100,000	4,100,000
City of Charlotte COP, 5.00% due 12/1/2020 (Equipment Acquisition & Public Facilities)	AA+/Aa1	1,000,000	1,172,680
City of Charlotte COP, 5.00% due 12/1/2021 (Equipment Acquisition & Public Facilities)	AA+/Aa1	1,100,000	1,319,956
City of Charlotte COP, 5.00% due 12/1/2022 (Equipment Acquisition & Public Facilities)	AA+/Aa1	2,405,000	2,945,043
City of Charlotte COP, 5.00% due 12/1/2023 (Equipment Acquisition & Public Facilities)	AA+/Aa1	2,145,000	2,665,527
City of Charlotte COP, 5.00% due 12/1/2025 (Equipment Acquisition & Public Facilities)	AA+/Aa1	2,290,000	2,915,285
City of Charlotte GO, 4.00% due 12/1/2016 (Equipment Acquisition & Public Facilities)	AAA/Aaa	5,315,000	5,440,328
County of Buncombe, 5.00% due 6/1/2022 (Primary, Middle School & Community College Facilities)	AA+/Aa2	1,000,000	1,209,780

30    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
County of Buncombe, 5.00% due 6/1/2023 (Primary, Middle School & Community College Facilities)	AA+/Aa2	$750,000	$922,245
County of Buncombe, 5.00% due 6/1/2024 (Primary, Middle School & Community College Facilities)	AA+/Aa2	600,000	748,428
County of Dare, 4.00% due 6/1/2016 (Educational Facility Capital Projects)	AA/Aa3	500,000	502,980
County of Dare, 4.00% due 6/1/2017 (Educational Facility Capital Projects)	AA/Aa3	400,000	415,204
County of Dare, 4.00% due 6/1/2018 (Educational Facility Capital Projects)	AA/Aa3	425,000	452,825
County of Dare, 4.00% due 6/1/2019 (Educational Facility Capital Projects)	AA/Aa3	500,000	544,455
County of Dare, 4.00% due 6/1/2020 (Educational Facility Capital Projects)	AA/Aa3	765,000	848,660
County of Dare, 5.00% due 6/1/2021 (Educational Facility Capital Projects)	AA/Aa3	1,225,000	1,445,206
County of Dare, 4.00% due 6/1/2022 (Educational Facility Capital Projects)	AA/Aa3	490,000	554,719
County of Dare, 5.00% due 6/1/2024 (Educational Facility Capital Projects)	AA/Aa3	700,000	848,085
County of Mecklenburg GO, 5.00% due 12/1/2018 (County Debt Restructuring)	AAA/Aaa	3,015,000	3,349,394
County of Randolph, 5.00% due 10/1/2020	A+/Aa3	500,000	579,770
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	1,065,000	1,260,758
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	500,000	591,905
County of Randolph, 5.00% due 10/1/2022	A+/Aa3	1,945,000	2,343,375
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	550,000	673,288
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	400,000	489,664
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC) (ETM)	NR/NR	7,500,000	8,179,050
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/AMBAC) (ETM)	AA+/Aa1	5,965,000	6,500,657
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 pre-refunded 1/1/2018 (Insured: AGM)	AA/A3	3,105,000	3,347,438
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2021 (ETM)	NR/NR	5,000,000	5,889,800
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2022 (ETM)	NR/NR	4,715,000	5,695,861
North Carolina Infrastructure Finance Corp. COP, 5.00% due 5/1/2026 pre-refunded 5/1/2017 (North Carolina Capital Improvements; Insured: AGM)	AA+/Aa1	3,000,000	3,142,440
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric) (ETM)	NR/NR	1,120,000	1,158,987
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A/A2	2,000,000	2,069,940
North Carolina Municipal Power Agency, 4.00% due 1/1/2018 (Catawba Electric)	A/A2	11,750,000	12,406,237
North Carolina Municipal Power Agency, 4.00% due 1/1/2018 (Catawba Electric) (ETM)	NR/NR	3,250,000	3,427,417
North Carolina Municipal Power Agency, 5.00% due 1/1/2019 (Catawba Electric)	A/A2	3,280,000	3,638,734
North Carolina Municipal Power Agency, 5.00% due 1/1/2019 (Catawba Electric) (ETM)	NR/NR	1,220,000	1,353,078
North Carolina Municipal Power Agency, 4.00% due 1/1/2020 (Catawba Electric) (ETM)	NR/NR	945,000	1,045,397
North Carolina Municipal Power Agency, 4.00% due 1/1/2020 (Catawba Electric)	A/A2	605,000	668,567
North Carolina Municipal Power Agency, 5.00% due 1/1/2020 (Catawba Electric)	A/A2	720,000	822,010
North Carolina Municipal Power Agency, 5.00% due 1/1/2020 (Catawba Electric) (ETM)	NR/NR	280,000	320,116
North Carolina Municipal Power Agency, 4.00% due 1/1/2022 (Catawba Electric)	A/A2	1,000,000	1,142,550
State of North Carolina, 5.00% due 5/1/2016 (Various Capital Improvements)	AA+/Aa1	5,070,000	5,089,925
State of North Carolina, 5.00% due 11/1/2019 (State Capital Projects and Correctional Facilities)	AA+/Aa1	23,635,000	26,986,916
State of North Carolina GO, 5.00% due 6/1/2017 (Various Capital Improvements)	AAA/Aaa	6,070,000	6,380,966
University of North Carolina at Chapel Hill, 0.35% due 2/15/2031 put 4/1/2016 (University of North Carolina Hospitals; SPA: Landesbank Hessen-Thueringen) (daily demand notes)	AA/Aa3	3,800,000	3,800,000
Winston-Salem State University, 4.00% due 4/1/2016 (Student Housing and Student Services Facilities)	A-/A3	640,000	640,000
Winston-Salem State University, 4.00% due 4/1/2017 (Student Housing and Student Services Facilities)	A-/A3	645,000	662,576
Winston-Salem State University, 5.00% due 4/1/2019 (Student Housing and Student Services Facilities)	A-/A3	815,000	893,468
Winston-Salem State University, 5.00% due 4/1/2022 (Student Housing and Student Services Facilities)	A-/A3	945,000	1,092,259

NORTH DAKOTA — 0.06%
County of Ward, 4.00% due 4/1/2020 (Insured: AGM)	AA/A2	2,445,000	2,696,468
North Dakota Public Finance Authority, 4.00% due 6/1/2017 (City of Fargo Flood Mitigation Projects)	A+/NR	1,460,000	1,515,174

OHIO — 3.70%
Akron, Bath & Copley Joint Township Hospital District, 5.00% due 11/15/2021 (Children’s Hospital Medical Center)	NR/A1	1,000,000	1,175,480
Allen County Hospital Facilities, 5.00% due 9/1/2016 (Catholic Healthcare Partners)	AA-/A1	10,000,000	10,178,400
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A3	5,500,000	5,939,395
American Municipal Power, Inc., 5.25% due 2/15/2019 (AMP Combined Hydroelectric Projects)	A/A3	5,595,000	6,249,671
American Municipal Power, Inc., 5.00% due 2/15/2020 (AMP Fremont Energy Center)	A/A1	1,865,000	2,129,401
American Municipal Power, Inc., 5.00% due 2/15/2021 (AMP Fremont Energy Center)	A/A1	1,300,000	1,519,661
American Municipal Power, Inc., 5.00% due 2/15/2022 (AMP Fremont Energy Center)	A/A1	2,750,000	3,279,045
Cincinnati City School District Board of Education GO, 5.25% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	2,690,000	3,371,431
City of Akron, 5.00% due 12/1/2021 (Community Learning Centers)	AA+/NR	4,120,000	4,911,576
City of Akron GO, 5.00% due 12/1/2019 (Various Municipal Capital Projects)	AA-/NR	1,685,000	1,923,208
City of Cleveland, 3.00% due 10/1/2016 (Public Facilities)	AA/A1	690,000	697,976
City of Cleveland, 4.00% due 10/1/2018 (Parks & Recreation Facilities)	AA/A1	500,000	535,785
City of Cleveland, 5.00% due 5/15/2019 (Police & Fire Pension Payment)	NR/NR	1,750,000	1,954,907
City of Cleveland, 4.00% due 10/1/2019 (Parks & Recreation Facilities)	AA/A1	520,000	569,473
City of Cleveland, 4.00% due 10/1/2019 (Public Facilities)	AA/A1	600,000	657,084
City of Cleveland, 5.00% due 5/15/2020 (Police & Fire Pension Payment)	NR/NR	1,605,000	1,840,518
City of Cleveland, 5.00% due 10/1/2020 (Parks & Recreation Facilities)	AA/A1	545,000	630,788

Semi-Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Cleveland, 5.00% due 10/1/2020 (Public Facilities)	AA/A1	$510,000	$590,279
City of Cleveland, 5.00% due 5/15/2021 (Police & Fire Pension Payment)	NR/NR	750,000	879,787
City of Cleveland, 5.00% due 10/1/2021 (Parks & Recreation Facilities)	AA/A1	570,000	674,111
City of Cleveland, 5.00% due 10/1/2022 (Parks & Recreation Facilities)	AA/A1	600,000	719,622
City of Cleveland, 5.00% due 10/1/2022 (Public Facilities)	AA/A1	905,000	1,085,430
City of Cleveland, 5.00% due 11/15/2022 (Parks & Recreation Facilities)	AA/A1	1,030,000	1,237,648
City of Cleveland, 5.00% due 10/1/2023 (Public Facilities)	AA/A1	1,155,000	1,403,960
City of Cleveland, 5.00% due 10/1/2023 (Parks & Recreation Facilities)	AA/A1	630,000	765,797
City of Cleveland COP, 5.00% due 11/15/2016 (Cleveland Stadium)	A/A2	2,200,000	2,258,894
City of Cleveland COP, 4.75% due 11/15/2020 (Cleveland Stadium)	A/A2	2,000,000	2,255,540
City of Cleveland GO, 5.50% due 10/1/2016 (City Capital Projects; Insured: AMBAC)	AA/A1	7,710,000	7,898,124
City of Cleveland GO, 5.50% due 10/1/2019 (City Capital Projects; Insured: AMBAC)	AA/A1	1,260,000	1,444,918
City of Toledo, 5.00% due 11/15/2018 (Water System Improvements)	AA-/Aa3	1,175,000	1,299,233
City of Toledo, 5.00% due 11/15/2019 (Water System Improvements)	AA-/Aa3	2,260,000	2,576,242
City of Toledo, 5.00% due 11/15/2020 (Water System Improvements)	AA-/Aa3	2,000,000	2,337,640
City of Toledo, 5.00% due 11/15/2021 (Water System Improvements)	AA-/Aa3	2,000,000	2,388,100
City of Toledo, 5.00% due 11/15/2022 (Water System Improvements)	AA-/Aa3	3,255,000	3,949,747
City of Toledo, 5.00% due 11/15/2023 (Water System Improvements)	AA-/Aa3	1,750,000	2,139,112
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM) (ETM)	AA/A2	965,000	1,171,549
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM)	AA/A2	2,035,000	2,372,342
Cleveland State University, 5.00% due 6/1/2019 (Campus Capital Projects)	A+/A1	1,000,000	1,122,920
Cleveland State University, 5.00% due 6/1/2020 (Campus Capital Projects)	A+/A1	700,000	807,499
Cleveland State University, 5.00% due 6/1/2021 (Campus Capital Projects)	A+/A1	1,000,000	1,179,760
Cleveland State University, 5.00% due 6/1/2022 (Campus Capital Projects)	A+/A1	2,000,000	2,390,920
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2019 (Cleveland Museum of Art)	AA+/NR	2,000,000	2,264,500
County of Clermont, 2.00% due 8/1/2016 (Water System)	NR/Aa3	1,855,000	1,862,847
County of Clermont, 2.00% due 8/1/2016 (Sanitary Sewer System)	NR/Aa3	1,325,000	1,330,552
County of Clermont, 4.00% due 8/1/2019 (Sanitary Sewer System)	NR/Aa3	1,420,000	1,517,242
County of Cuyahoga COP, 5.00% due 12/1/2019 (Convention Hotel Project)	AA-/Aa3	2,585,000	2,928,133
County of Cuyahoga COP, 5.00% due 12/1/2022 (Convention Hotel Project)	AA-/Aa3	9,725,000	11,623,709
County of Cuyahoga COP, 5.00% due 12/1/2023 (Convention Hotel Project)	AA-/Aa3	5,645,000	6,843,321
County of Cuyahoga COP, 5.00% due 12/1/2024 (Convention Hotel Project)	AA-/Aa3	11,515,000	13,968,616
County of Franklin, 4.00% due 11/15/2033 put 8/1/2016 (OhioHealth Corp. Hospital Facilities)	AA+/Aa2	3,235,000	3,271,685
County of Hamilton, 0.41% due 5/15/2028 put 4/7/2016 (Children’s Hospital Medical Center; LOC: JPMorgan Chase Bank, N.A.) (weekly demand notes)	NR/Aa2	25,000,000	25,000,000
County of Hamilton, 0.52% due 5/15/2037 put 4/7/2016 (Children’s Hospital Medical Center; LOC: JPMorgan Chase Bank, N.A.) (weekly demand notes)	NR/Aa2	5,200,000	5,200,000
County of Montgomery, 0.35% due 11/15/2039 put 4/1/2016 (Miami Valley Hospital; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	NR/Aa3	1,900,000	1,900,000
Deerfield Township, 5.00% due 12/1/2017	NR/A1	1,000,000	1,056,860
Franklin County Convention Facilities Authority, 5.00% due 12/1/2021 (Greater Columbus Convention Center)	AA/Aaa	1,000,000	1,192,130
Franklin County Convention Facilities Authority, 5.00% due 12/1/2022 (Greater Columbus Convention Center)	AA/Aaa	500,000	607,315
Franklin County Convention Facilities Authority, 5.00% due 12/1/2024 (Greater Columbus Convention Center)	AA/Aaa	1,000,000	1,241,860
Garfield Heights City School District GO, 5.375% due 12/15/2016 (School Improvements; Insured: Natl-Re)	NR/A2	1,625,000	1,674,351
Kent State University, 5.00% due 5/1/2020 (Insured: AGM)	AA/Aa3	1,000,000	1,122,450
Ohio Higher Educational Facility Commission, 0.39% due 1/1/2043 put 4/1/2016 (Cleveland Clinic Health System; SPA: Barclays Bank plc) (daily demand notes)	AA-/Aa2	38,750,000	38,750,000
Ohio State Air Quality Development Authority, 5.625% due 6/1/2018 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	5,000,000	5,347,050
Ohio State Air Quality Development Authority, 5.75% due 6/1/2033 put 06/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	5,800,000	5,839,730
Ohio State Building Authority, 5.00% due 10/1/2020	AA/Aa2	1,700,000	1,946,738
Ohio State Water Development Authority, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	5,500,000	5,538,830
Ohio State Water Development Authority, 3.625% due 10/1/2033 put 4/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	2,000,000	2,076,640
Penta Career Center COP, 4.00% due 4/1/2017 (School District Facilities Project)	NR/Aa3	1,550,000	1,597,972
RiverSouth Authority, 5.00% due 12/1/2019 (RiverSouth Area Redevelopment)	AA+/Aa2	2,500,000	2,839,875
State of Ohio, 4.00% due 12/15/2018 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,083,420
State of Ohio, 4.00% due 12/15/2019 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,108,320
State of Ohio, 5.00% due 10/1/2020 (Cultural and Sports Capital Facilities)	AA/Aa2	3,845,000	4,461,661
State of Ohio, 5.00% due 12/15/2020 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,173,620
State of Ohio, 5.00% due 12/15/2021 (Major New Street Infrastructure Project)	AA/Aa2	2,500,000	2,993,925
State of Ohio GO, 5.50% due 9/15/2019 (Common Schools Capital Facilities)	AA+/Aa1	4,150,000	4,790,262
State of Ohio Higher Educational Facility Commission, 5.05% due 7/1/2037 pre-refunded 7/1/2016 (Kenyon College)	A+/A1	3,500,000	3,539,515
University of Akron Ohio, 5.00% due 1/1/2018 (Insured: AGM)	AA/A1	3,415,000	3,663,714
University of Toledo, 3.50% due 6/1/2016 (Medical Center Capital Improvements)	A/A1	1,000,000	1,004,910
Youngstown City School District GO, 3.00% due 12/1/2016 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,440,000	1,461,096
Youngstown City School District GO, 4.00% due 12/1/2017 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,480,000	1,552,594
Youngstown City School District GO, 4.00% due 12/1/2018 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,545,000	1,661,833
Youngstown City School District GO, 4.00% due 12/1/2019 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,605,000	1,762,579

32    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Youngstown City School District GO, 4.00% due 12/1/2020 (Educational Facilities) (State Aid Withholding)	NR/Aa2	$1,670,000	$1,865,056
Youngstown City School District GO, 4.00% due 12/1/2021 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,735,000	1,921,894
Youngstown City School District GO, 4.00% due 12/1/2022 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,805,000	1,984,200
Youngstown City School District GO, 4.00% due 12/1/2023 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,700,000	1,849,872

OKLAHOMA — 1.73%
Canadian County Educational Facilities Authority, 4.00% due 9/1/2019 (Mustang Public Schools)	A+/NR	1,410,000	1,537,126
Canadian County Educational Facilities Authority, 4.50% due 9/1/2020 (Mustang Public Schools)	A+/NR	2,690,000	3,032,733
Canadian County Educational Facilities Authority, 4.50% due 9/1/2021 (Mustang Public Schools)	A+/NR	2,290,000	2,617,012
Cleveland County Educational Facilities Authority, 5.00% due 6/1/2023 (Moore Public Schools)	A+/NR	5,355,000	6,405,169
Cleveland County ISD No. 29 GO, 1.50% due 3/1/2017 (Norman School District)	NR/Aa3	3,630,000	3,654,394
Oklahoma County Finance Authority, 5.00% due 9/1/2016 (Western Heights Public Schools)	A+/NR	3,000,000	3,051,720
Oklahoma County Finance Authority, 5.00% due 9/1/2017 (Western Heights Public Schools)	A+/NR	4,075,000	4,301,081
Oklahoma County Finance Authority, 4.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	250,000	267,445
Oklahoma County Finance Authority, 5.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	2,120,000	2,314,107
Oklahoma County Finance Authority, 5.00% due 9/1/2020 (Western Heights Public Schools)	A+/NR	2,000,000	2,292,160
Oklahoma DFA, 5.00% due 8/15/2017 (INTEGRIS Health) (ETM)	AA-/Aa3	4,375,000	4,632,075
Oklahoma DFA, 5.00% due 8/15/2018 (INTEGRIS Health) (ETM)	AA-/Aa3	500,000	548,720
Oklahoma DFA, 5.00% due 8/15/2022 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,211,360
Oklahoma DFA, 5.00% due 8/15/2023 (INTEGRIS Health)	AA-/Aa3	1,500,000	1,839,900
Oklahoma DFA, 5.00% due 8/15/2024 (INTEGRIS Health)	AA-/Aa3	1,225,000	1,517,799
Oklahoma DFA, 5.00% due 8/15/2025 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,253,660
Oklahoma State Industrial Authority, 5.00% due 7/1/2016 (Medical Research Foundation)	NR/A2	1,165,000	1,177,151
Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation)	NR/A2	1,075,000	1,129,244
Oklahoma Turnpike Authority, 0.35% due 1/1/2028 put 4/1/2016 (Oklahoma Turnpike System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA-/Aa3	67,900,000	67,900,000
Tulsa County Industrial Authority, 5.50% due 9/1/2018 (Jenks Public Schools)	AA-/NR	4,210,000	4,648,724
Tulsa County Industrial Authority, 4.50% due 9/1/2020 (Broken Arrow Public Schools)	AA-/NR	1,585,000	1,792,255
Tulsa County Industrial Authority, 4.50% due 9/1/2021 (Broken Arrow Public Schools)	AA-/NR	8,775,000	10,080,193
Tulsa County ISD No. 3 GO, 2.00% due 4/1/2016 (Broken Arrow School District)	AA/NR	1,725,000	1,725,000
Tulsa Parking Authority, 3.00% due 7/1/2017	AA-/NR	1,470,000	1,507,162

OREGON — 2.36%
Oregon Facilities Authority, 4.50% due 3/15/2018 (Legacy Health System)	AA-/A1	1,100,000	1,173,260
Polk County Dallas School District No. 2 GO, 0% due 6/15/2017 (Capital Improvements)	AA+/NR	2,270,000	2,247,096
Polk County Dallas School District No. 2 GO, 0% due 6/15/2019 (Capital Improvements)	AA+/NR	515,000	498,432
Polk County Dallas School District No. 2 GO, 0% due 6/15/2021 (Capital Improvements)	AA+/NR	1,475,000	1,364,272
State of Oregon GO, 2.00% due 9/15/2016 (Cash Management)	SP-1+/Mig1	158,000,000	159,202,380
State of Oregon GO, 0.35% due 6/1/2028 put 4/1/2016 (Veterans’ Loan Program; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa1	4,600,000	4,600,000
State of Oregon GO, 0.35% due 6/1/2040 put 4/1/2016 (Veterans’ Loan Program; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa1	3,000,000	3,000,000
State of Oregon GO, 0.35% due 12/1/2041 put 4/1/2016 (Veterans’ Loan Program; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa1	6,050,000	6,050,000

PENNSYLVANIA — 4.29%
Adams County IDA, 5.00% due 8/15/2016 (Gettysburg College)	A/A2	1,250,000	1,269,813
Adams County IDA, 5.00% due 8/15/2017 (Gettysburg College)	A/A2	1,340,000	1,414,089
Adams County IDA, 5.00% due 8/15/2019 (Gettysburg College)	A/A2	1,765,000	1,984,284
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2020 (Duquesne University of the Holy Spirit)	A/A2	250,000	285,073
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2023 (Duquesne University of the Holy Spirit)	A/A2	300,000	359,553
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2024 (Duquesne University of the Holy Spirit)	A/A2	500,000	606,200
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2025 (Duquesne University of the Holy Spirit)	A/A2	1,145,000	1,402,797
Allegheny County Hospital Development Authority, 5.00% due 6/15/2017 (University of Pittsburgh Medical Center)	A+/Aa3	3,000,000	3,152,280
Allegheny County Hospital Development Authority, 5.00% due 9/1/2017 (University of Pittsburgh Medical Center)	A+/Aa3	1,875,000	1,985,606
Allegheny County Hospital Development Authority, 5.00% due 5/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	5,915,000	6,429,191
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	3,310,000	3,608,297
Allegheny County Hospital Development Authority, 5.00% due 9/1/2018 (University of Pittsburgh Medical Center)	A+/Aa3	3,100,000	3,401,010
Allegheny County Sanitary Authority, 4.00% due 12/1/2018 (2015 Capital Project)	A/A1	650,000	699,452
Allegheny County Sanitary Authority, 5.00% due 12/1/2023 (2015 Capital Project)	A/A1	14,500,000	17,668,250
Allegheny County Sanitary Authority, 5.00% due 12/1/2024 (2015 Capital Project)	A/A1	4,650,000	5,724,987
Allegheny County Sanitary Authority, 5.00% due 12/1/2025 (2015 Capital Project; Insured: BAM)	AA/A1	1,000,000	1,246,210
Altoona Area School District GO, 3.25% due 12/1/2016 (Insured: AGM) (State Aid Withholding)	AA/NR	1,475,000	1,498,733
Altoona Area School District GO, 3.00% due 12/1/2022 (Insured: AGM) (State Aid Withholding)	AA/NR	1,335,000	1,425,006
Athens Area School District GO, 2.00% due 4/15/2016 (Insured: AGM) (State Aid Withholding)	NR/A2	470,000	470,273
Athens Area School District GO, 3.00% due 4/15/2018 (Insured: AGM) (State Aid Withholding)	NR/A2	2,600,000	2,709,044
Athens Area School District GO, 3.00% due 4/15/2019 (Insured: AGM) (State Aid Withholding)	NR/A2	2,680,000	2,780,795

Semi-Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Beaver County IDA, 4.00% due 1/1/2035 put 7/1/2021 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	$18,000,000	$18,858,780
City of Philadelphia, 5.00% due 6/15/2017 (Water and Wastewater System; Insured: AGM)	AA/A1	5,570,000	5,858,359
City of Philadelphia, 5.00% due 10/1/2017 (Pennsylvania Gas Works)	A-/Baa1	400,000	424,628
City of Philadelphia, 5.00% due 7/1/2018 (Pennsylvania Gas Works)	AA/A2	1,395,000	1,520,452
City of Philadelphia, 5.00% due 8/1/2023 (Pennsylvania Gas Works)	A-/Baa1	3,750,000	4,520,587
City of Philadelphia, 5.00% due 8/1/2024 (Pennsylvania Gas Works)	A-/Baa1	4,000,000	4,876,200
City of Philadelphia, 5.00% due 8/1/2025 (Pennsylvania Gas Works)	A-/Baa1	1,900,000	2,335,366
City of Pittsburgh GO, 5.25% due 9/1/2016 (Insured: AGM)	AA/A1	3,030,000	3,088,994
City of Pittsburgh GO, 5.25% due 9/1/2017 (Insured: AGM)	AA/A1	2,210,000	2,255,327
City of Pittsburgh GO, 5.25% due 9/1/2018 pre-refunded 9/1/2016 (Insured: AGM)	AA/A1	3,240,000	3,304,508
City of Pittsburgh GO, 5.00% due 9/1/2022 (Insured: BAM)	AA/A1	1,100,000	1,324,950
Commonwealth of Pennsylvania GO, 5.00% due 10/1/2022 pre-refunded 10/1/2016 (Capital Facilities)	AA-/Aa3	575,000	587,903
Commonwealth of Pennsylvania GO, 5.00% due 8/15/2023 (Capital Facilities)	AA-/Aa3	19,125,000	22,983,469
Commonwealth of Pennsylvania GO, 5.00% due 8/15/2024 (Capital Facilities)	AA-/Aa3	15,500,000	18,833,430
Commonwealth of Pennsylvania GO, 5.00% due 8/15/2025 (Capital Facilities)	AA-/Aa3	14,825,000	18,185,827
Commonwealth of Pennsylvania State Public School Building Authority, 5.00% due 10/1/2016 (Harrisburg Area Community College Project)	A-/NR	1,390,000	1,417,480
County of Luzerne GO, 5.00% due 11/15/2021 (Insured: AGM)	AA/NR	2,680,000	3,097,008
County of Luzerne GO, 5.00% due 11/15/2022 (Insured: AGM)	AA/NR	2,560,000	2,985,907
County of Luzerne GO, 5.00% due 11/15/2023 (Insured: AGM)	AA/NR	2,600,000	3,061,344
County of Luzerne GO, 5.00% due 11/15/2024 (Insured: AGM)	AA/NR	4,000,000	4,728,280
Economy Borough Municipal Authority, 3.00% due 12/15/2016 (Beaver County Sewer System; Insured: BAM)	AA/NR	505,000	512,757
Economy Borough Municipal Authority, 3.00% due 12/15/2018 (Beaver County Sewer System; Insured: BAM)	AA/NR	435,000	455,741
Economy Borough Municipal Authority, 4.00% due 12/15/2020 (Beaver County Sewer System; Insured: BAM)	AA/NR	605,000	672,736
Economy Borough Municipal Authority, 4.00% due 12/15/2022 (Beaver County Sewer System; Insured: BAM)	AA/NR	1,180,000	1,335,819
Lancaster County Hospital Authority, 3.00% due 11/1/2016 (Masonic Villages Project)	A/NR	1,550,000	1,569,158
Lancaster County Hospital Authority, 4.00% due 11/1/2017 (Masonic Villages Project)	A/NR	865,000	902,351
Lancaster County Hospital Authority, 5.00% due 11/1/2018 (Masonic Villages Project)	A/NR	1,105,000	1,211,478
Lancaster County Solid Waste Management Authority, 5.00% due 12/15/2023 (Harrisburg Resource Recovery Facility)	AA-/NR	2,680,000	3,229,293
Lancaster County Solid Waste Management Authority, 5.25% due 12/15/2024 (Harrisburg Resource Recovery Facility)	AA-/NR	4,000,000	4,906,280
Lehigh County IDA, 0.90% due 2/15/2027 put 8/15/2017 (PPL Electric Utilities Corp. Project)	A/A1	1,360,000	1,359,524
Lehigh County IDA, 0.90% due 9/1/2029 put 9/1/2017 (PPL Electric Utilities Corp.)	A/A1	15,000,000	14,991,600
Monroeville Finance Authority, 5.00% due 2/15/2021 (University of Pittsburgh Medical Center)	A+/Aa3	2,400,000	2,812,320
Monroeville Finance Authority, 5.00% due 2/15/2022 (University of Pittsburgh Medical Center)	A+/Aa3	1,250,000	1,494,737
Montgomery County Higher Education & Health Authority, 5.00% due 6/1/2022 (Abington Memorial Hospital)	A/NR	3,000,000	3,519,000
Northampton Borough Municipal Authority, 4.00% due 5/15/2021 (Water System; Insured: AGM)	NR/A1	500,000	549,330
Northampton Borough Municipal Authority, 4.00% due 5/15/2022 (Water System; Insured: AGM)	NR/A1	1,185,000	1,312,601
Northampton Borough Municipal Authority, 3.00% due 5/15/2023 (Water System; Insured: AGM)	NR/A1	1,255,000	1,316,570
Norwin School District GO, 4.00% due 4/1/2018 (Insured: AGM) (State Aid Withholding)	AA/A1	1,835,000	1,941,118
Pennsylvania Economic DFA, 5.00% due 7/1/2016 (Pennsylvania Dept. of Labor and Industry)	AA+/Aaa	10,000,000	10,115,300
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	5,600,000	6,278,664
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2020 (University of Pittsburgh Medical Center)	A+/Aa3	5,100,000	5,872,497
Pennsylvania Higher Educational Facilities Authority, 4.00% due 10/1/2022 (Shippensburg University Student Services, Inc. Student Housing)	BBB-/Baa3	1,825,000	1,940,924
Pennsylvania Higher Educational Facilities Authority, 5.00% due 11/1/2023 (Saint Joseph’s University)	A-/NR	1,075,000	1,229,230
Philadelphia Authority for Industrial Development, 5.00% due 8/1/2020 (Mast Charter School)	BBB+/NR	515,000	549,943
Philadelphia Gas Works Co., 3.00% due 8/1/2016	A-/Baa1	500,000	504,060
Philadelphia Parking Authority, 5.00% due 9/1/2016	A/A1	1,500,000	1,525,350
Philadelphia Parking Authority, 5.00% due 9/1/2017	A/A1	1,020,000	1,074,274
Philadelphia School District GO, 4.50% due 9/1/2017 (State Aid Withholding)	NR/Ba2	2,270,000	2,369,948
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	NR/Ba2	18,410,000	20,237,561
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	NR/Ba2	4,210,000	4,598,751
Philadelphia School District GO, 5.25% due 9/1/2021 (State Aid Withholding)	NR/Ba2	2,265,000	2,525,883
Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2023	A/A2	2,520,000	3,072,913
Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2024	A/A2	7,365,000	8,958,123
Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2024	A/A2	2,395,000	2,913,062
Plum Borough School District GO, 3.00% due 9/15/2016 (Insured: BAM) (State Aid Withholding)	AA/NR	750,000	757,688
Plum Borough School District GO, 3.00% due 9/15/2017 (Insured: BAM) (State Aid Withholding)	AA/NR	240,000	247,183
Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	740,000	791,230
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	390,000	426,032
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	395,000	431,494
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	1,205,000	1,316,330
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	1,455,000	1,613,915
Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	1,610,000	1,807,064
Plum Borough School District GO, 5.00% due 9/15/2022 (Insured: BAM) (State Aid Withholding)	AA/NR	1,410,000	1,680,410
Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	1,495,000	1,801,026

34    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	$470,000	$566,209
Plum Borough School District GO, 5.00% due 9/15/2024 (Insured: BAM) (State Aid Withholding)	AA/NR	1,885,000	2,298,531
School District of Pittsburgh GO, 5.50% due 9/1/2016 (Insured: AGM) (State Aid Withholding)	AA/Aa3	4,000,000	4,078,440
Wayne County Hospital and HFA, 2.00% due 7/1/2016 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	500,000	501,630
Wayne County Hospital and HFA, 2.00% due 7/1/2017 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	1,000,000	1,015,770
Wayne County Hospital and HFA, 2.00% due 7/1/2018 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	625,000	639,850
Wayne County Hospital and HFA, 3.00% due 7/1/2019 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	1,185,000	1,235,694

RHODE ISLAND — 1.57%
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2018 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	870,000	958,775
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2019 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,250,000	1,422,475
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2020 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,300,000	1,520,740
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2021 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,000,000	2,395,660
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2022 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,280,000	2,789,854
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2023 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,380,000	2,959,268
Rhode Island Convention Center Authority, 5.00% due 5/15/2018 (Convention Center and Parking Projects)	AA-/Aa3	5,890,000	6,377,692
Rhode Island Convention Center Authority, 5.00% due 5/15/2019 (Convention Center and Parking Projects)	AA-/Aa3	7,310,000	8,153,940
Rhode Island Convention Center Authority, 5.00% due 5/15/2020 (Convention Center and Parking Projects)	AA-/Aa3	5,890,000	6,728,795
Rhode Island Health & Educational Building Corp., 5.00% due 9/15/2020 (University of Rhode Island Auxiliary Enterprise)	A+/A1	750,000	863,805
Rhode Island Health & Educational Building Corp., 5.00% due 9/15/2023 (University of Rhode Island Auxiliary Enterprise)	A+/A1	1,400,000	1,687,644
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Kent County Courthouse)	AA-/Aa3	600,000	678,024
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Training School Project)	AA-/Aa3	1,575,000	1,773,466
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Kent County Courthouse)	AA-/Aa3	1,375,000	1,593,061
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Training School Project)	AA-/Aa3	1,405,000	1,627,819
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Kent County Courthouse)	AA-/Aa3	2,000,000	2,363,000
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Training School Project)	AA-/Aa3	3,540,000	4,182,510
State of Rhode Island and Providence Plantations COP, 5.00% due 4/1/2022 (Energy Conservation Project)	AA-/Aa3	2,020,000	2,402,891
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Kent County Courthouse)	AA-/Aa3	2,100,000	2,518,677
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Training School Project)	AA-/Aa3	3,620,000	4,341,719
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Kent County Courthouse)	AA-/Aa3	1,500,000	1,824,495
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Training School Project)	AA-/Aa3	1,705,000	2,073,843
State of Rhode Island and Providence Plantations COP, 5.00% due 11/1/2024 (Information Technology Project)	AA-/Aa3	3,010,000	3,696,641
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2016 (Consolidated Capital Development Loan)	AA/Aa2	3,000,000	3,045,720
State of Rhode Island and Providence Plantations GO, 5.00% due 10/1/2019 (Consolidated Capital Development Loan)	AA/Aa2	5,000,000	5,670,450
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2020 (Consolidated Capital Development Loan)	AA/Aa2	8,365,000	9,728,160
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2020 (Consolidated Capital Development Loan)	AA/Aa2	1,200,000	1,345,020
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2021 (Consolidated Capital Development Loan)	AA/Aa2	16,535,000	19,663,091
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2021 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,137,470
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2022 (Consolidated Capital Development Loan)	AA/Aa2	9,825,000	11,870,860
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2022 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,149,220

SOUTH CAROLINA — 0.52%
[b] Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2019 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,074,390
[b] Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2021 (Waterworks & Sewer System)	AA/Aa1	750,000	846,112
[b] Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2022 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,151,170
[b] Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2023 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,171,730
[b] Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2024 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,187,080
[b] Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2025 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,198,420
Berkeley County School District, 5.00% due 12/1/2020 (School Facility Equipment Acquisition)	AA-/NR	550,000	634,040
Berkeley County School District, 5.00% due 12/1/2021 (School Facility Equipment Acquisition)	AA-/NR	1,000,000	1,173,880
Berkeley County School District, 5.00% due 12/1/2024 (School Facility Equipment Acquisition)	AA-/NR	2,000,000	2,423,200
City of Charleston Public Facilities Corp., 5.00% due 9/1/2019 (City of Charleston Project)	AA+/Aa1	390,000	441,187
City of Charleston Public Facilities Corp., 5.00% due 9/1/2020 (City of Charleston Project)	AA+/Aa1	700,000	811,132
City of Charleston Public Facilities Corp., 5.00% due 9/1/2021 (City of Charleston Project)	AA+/Aa1	460,000	544,240
City of Charleston Public Facilities Corp., 5.00% due 9/1/2022 (City of Charleston Project)	AA+/Aa1	425,000	512,682
City of Charleston Public Facilities Corp., 5.00% due 9/1/2023 (City of Charleston Project)	AA+/Aa1	345,000	422,304
City of Charleston Public Facilities Corp., 5.00% due 9/1/2025 (City of Charleston Project)	AA+/Aa1	930,000	1,162,928
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2016 (Convention Center Complex)	AA-/NR	1,560,000	1,591,762
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2017 (Convention Center Complex)	AA-/NR	710,000	749,881
County of Charleston, 5.00% due 12/1/2022 (South Aviation Ave. Construction)	AA+/NR	1,810,000	2,212,580
County of Charleston, 5.00% due 12/1/2023 (South Aviation Ave. Construction)	AA+/NR	2,460,000	3,048,949
Greenville County School District, 5.50% due 12/1/2016 (Building Equity Sooner for Tomorrow)	AA/Aa2	3,500,000	3,615,500
Greenwood County, 5.00% due 10/1/2022 (Self Regional Healthcare)	A+/A1	1,000,000	1,171,910
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: AGM) (ETM)	AA/A1	1,000,000	1,029,480
Piedmont Municipal Power Agency, 6.75% due 1/1/2019 (Insured: Natl-Re)	NR/A3	3,800,000	4,364,566
SCAGO Educational Facilities Corp., 5.00% due 12/1/2021 (School District of Pickens County)	A/A1	1,810,000	2,152,868
SCAGO Educational Facilities Corp., 5.00% due 12/1/2022 (School District of Pickens County)	A/A1	500,000	604,560

Semi-Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
SCAGO Educational Facilities Corp., 5.00% due 12/1/2023 (School District of Pickens County)	A/A1	$1,000,000	$1,222,560
SCAGO Educational Facilities Corp., 5.00% due 12/1/2024 (School District of Pickens County)	A/A1	1,010,000	1,247,178
SCAGO Educational Facilities Corp., 5.00% due 12/1/2025 (School District of Pickens County)	A/A1	1,000,000	1,225,440

SOUTH DAKOTA — 0.36%
South Dakota Building Authority, 4.50% due 6/1/2016 (Insured: Natl-Re) (ETM)	AA+/A3	2,000,000	2,013,540
South Dakota Building Authority, 5.00% due 6/1/2022	AA+/Aa1	500,000	603,090
South Dakota Building Authority, 5.00% due 6/1/2024	AA+/Aa1	1,000,000	1,220,120
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2016 (Regional Health)	NR/A1	1,000,000	1,018,230
South Dakota Health & Educational Facilities Authority, 2.00% due 11/1/2016 (Sanford Health)	A+/A1	400,000	402,972
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2017 (Prairie Lakes Health)	A+/NR	2,215,000	2,294,807
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2017 (Regional Health)	NR/A1	1,100,000	1,163,118
South Dakota Health & Educational Facilities Authority, 3.00% due 11/1/2017 (Sanford Health)	A+/A1	450,000	464,049
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2018 (Prairie Lakes Health)	A+/NR	2,290,000	2,433,102
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,275,000	1,394,735
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,000,000	1,091,990
South Dakota Health & Educational Facilities Authority, 4.00% due 11/1/2018 (Sanford Health)	A+/A1	800,000	857,856
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2019 (Prairie Lakes Health)	A+/NR	2,440,000	2,652,500
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2020 (Regional Health)	NR/A1	1,000,000	1,154,880
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Avera Health)	AA-/A1	1,670,000	1,960,296
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2021 (Sanford Health)	A+/A1	350,000	412,146
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2022 (Sanford Health)	A+/A1	1,070,000	1,281,892
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	A+/A1	400,000	487,968
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2025 (Sanford Health)	A+/A1	965,000	1,181,556
South Dakota Housing Development Authority, 4.00% due 11/1/2016 (Single Family Mtg)	NR/Aa3	1,040,000	1,058,543
South Dakota Housing Development Authority, 4.00% due 11/1/2017 (Single Family Mtg)	NR/Aa3	1,055,000	1,101,684
South Dakota Housing Development Authority, 4.00% due 11/1/2018 (Single Family Mtg)	NR/Aa3	1,165,000	1,244,837

TENNESSEE — 0.65%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	NR/Baa1	6,000,000	6,690,120
Hallsdale-Powell Utility District, 3.00% due 4/1/2016	AA/NR	500,000	500,000
State of Tennessee GO, 4.00% due 8/1/2017	AA+/Aaa	3,250,000	3,396,510
State of Tennessee GO, 4.00% due 8/1/2018	AA+/Aaa	2,000,000	2,150,920
State of Tennessee GO, 5.00% due 8/1/2018	AA+/Aaa	2,000,000	2,197,120
State of Tennessee GO, 5.00% due 8/1/2019	AA+/Aaa	3,000,000	3,407,220
State of Tennessee GO, 5.00% due 8/1/2019	AA+/Aaa	2,000,000	2,271,480
State of Tennessee GO, 5.00% due 8/1/2020	AA+/Aaa	2,000,000	2,339,320
State of Tennessee GO, 5.00% due 8/1/2020	AA+/Aaa	2,000,000	2,339,320
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	BBB+/A3	5,000,000	5,171,050
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2017	BBB+/A3	11,000,000	11,628,100
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	BBB+/A3	5,000,000	5,468,300
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	BBB+/A3	1,190,000	1,372,843

TEXAS — 8.15%
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus) (ETM)	AA/Aa2	1,500,000	1,590,540
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2018 (Roman Catholic Diocese of Austin)	NR/Baa1	1,370,000	1,467,366
Cities of Dallas and Fort Worth, 5.25% due 11/1/2023 (DFW International Airport Terminal Renewal & Improvement Program)	A+/A2	3,000,000	3,614,310
City of Austin, 5.00% due 11/15/2022 (Water and Wastewater System)	AA/Aa2	2,640,000	3,187,219
City of Beaumont, 5.00% due 9/1/2023 (Waterworks & Sewer System Improvements; Insured: AGM)	AA/A2	5,000,000	6,141,150
City of Beaumont, 5.00% due 9/1/2024 (Waterworks & Sewer System Improvements; Insured: AGM)	AA/A2	2,500,000	3,051,750
City of Brownsville, 5.00% due 9/1/2020 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,500,000	1,730,685
City of Brownsville, 5.00% due 9/1/2022 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,300,000	1,555,060
City of Brownsville, 5.00% due 9/1/2022 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,520,000	1,818,224
City of Brownsville, 5.00% due 9/1/2023 (Water, Wastewater & Electric Utilities Systems)	A+/A2	2,380,000	2,891,771
City of Bryan, 5.00% due 7/1/2019 (Electric System)	A+/A2	8,000,000	8,385,120
City of Denton GO, 5.00% due 2/15/2017	AA+/Aa2	3,675,000	3,814,760
City of Denton GO, 5.00% due 2/15/2019	AA+/Aa2	3,990,000	4,450,087
City of Denton GO, 5.00% due 2/15/2020	AA+/Aa2	4,195,000	4,658,506
City of Houston, 5.00% due 7/1/2017 (Airport System)	AA-/Aa3	1,600,000	1,683,808
City of Houston, 5.00% due 7/1/2018 (Airport System)	AA-/Aa3	1,000,000	1,089,460
City of Houston, 0% due 9/1/2020 (Convention & Entertainment Facilities; Insured: AGM/AMBAC)	AA/A2	3,650,000	3,279,671
City of Houston, 5.00% due 9/1/2020 (Convention & Entertainment Facilities)	A-/A2	650,000	752,381
City of Houston, 4.00% due 5/15/2021 (Combined Utility System)	AA/Aa2	13,545,000	15,321,427
City of Houston, 5.00% due 9/1/2021 (Convention & Entertainment Facilities)	A-/A2	1,500,000	1,762,710
City of Houston, 5.00% due 11/15/2021 (Combined Utility System)	NR/Aa2	5,455,000	6,548,237
City of Houston, 5.00% due 5/15/2022 (Combined Utility System)	AA/Aa2	3,000,000	3,623,760
City of Houston, 5.00% due 9/1/2022 (Convention & Entertainment Facilities)	A-/A2	600,000	713,844

36    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Houston, 5.00% due 11/15/2022 (Combined Utility System)	NR/Aa2	$7,110,000	$8,693,184
City of Houston, 5.00% due 11/15/2022 (Combined Utility System)	AA/Aa2	7,535,000	9,202,194
City of Houston, 5.00% due 5/15/2023 (Combined Utility System)	AA/Aa2	4,445,000	5,458,238
City of Houston, 5.00% due 11/15/2023 (Combined Utility System)	AA/Aa2	5,000,000	6,192,500
City of Houston, 5.00% due 11/15/2023 (Combined Utility System)	NR/Aa2	7,400,000	9,182,882
City of Houston, 5.00% due 5/15/2024 (Combined Utility System)	AA/Aa2	7,250,000	9,030,817
City of Houston, 5.00% due 9/1/2024 (Convention & Entertainment Facilities)	A-/A2	1,215,000	1,480,611
City of Houston, 5.00% due 11/15/2024 (Combined Utility System)	AA/Aa2	5,000,000	6,277,600
City of Houston, 5.00% due 11/15/2024 (Combined Utility System)	NR/Aa2	11,525,000	14,469,868
City of Houston, 5.00% due 11/15/2025 (Combined Utility System)	NR/Aa2	16,000,000	20,306,560
City of Houston GO, 5.00% due 3/1/2020 (Public Improvements)	AA/Aa3	4,000,000	4,567,200
[b] City of Houston GO, 5.00% due 3/1/2025 (Public Improvements)	AA/Aa3	23,570,000	29,104,472
[b] City of Houston GO, 5.00% due 3/1/2026 (Public Improvements)	AA/Aa3	10,455,000	13,049,722
City of Laredo, 5.00% due 3/15/2021 (Sports Venues; Insured: AGM)	AA/A1	600,000	701,418
City of Laredo, 5.00% due 3/15/2022 (Sports Venues; Insured: AGM)	AA/A1	2,000,000	2,377,280
City of Laredo, 5.00% due 3/15/2023 (Sports Venues; Insured: AGM)	AA/A1	1,500,000	1,806,810
City of Laredo, 5.00% due 3/15/2024 (Sports Venues; Insured: AGM)	AA/A1	300,000	364,896
City of Laredo GO, 5.00% due 2/15/2018 pre-refunded 2/15/2017 (Streets, Sidewalks, Drainage, Signals, Lighting; Insured: Natl-Re)	AA/Aa2	2,000,000	2,075,760
City of Lubbock GO, 5.00% due 2/15/2020 (Waterworks System)	AA+/Aa2	2,000,000	2,296,320
City of Lubbock GO, 5.00% due 2/15/2020 (Waterworks System)	AA+/Aa2	2,325,000	2,669,472
City of Lubbock GO, 5.00% due 2/15/2021 (Waterworks System)	AA+/Aa2	7,490,000	8,826,216
City of Lubbock GO, 5.00% due 2/15/2022 (Waterworks System)	AA+/Aa2	2,895,000	3,487,780
City of Lubbock GO, 5.00% due 2/15/2023 (Waterworks System)	AA+/Aa2	500,000	612,630
City of Lubbock GO, 5.00% due 2/15/2023 (Waterworks System)	AA+/Aa2	4,180,000	5,121,587
City of Lubbock GO, 5.00% due 2/15/2024 (Waterworks System)	AA+/Aa2	4,460,000	5,543,379
City of Lubbock GO, 5.00% due 2/15/2024 (Waterworks System)	AA+/Aa2	4,440,000	5,518,520
City of Lubbock GO, 5.00% due 2/15/2025 (Waterworks System)	AA+/Aa2	7,735,000	9,714,696
City of Lubbock GO, 5.00% due 2/15/2025 (Waterworks System)	AA+/Aa2	5,725,000	7,190,256
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2020 (University of the Incarnate Word Project)	NR/A3	3,620,000	4,180,195
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2021 (University of the Incarnate Word Project)	NR/A3	1,000,000	1,176,840
City of San Antonio, 5.00% due 2/1/2022 (CPS Energy)	AA/Aa1	20,000,000	24,072,800
City of San Antonio, 5.00% due 5/15/2023 (San Antonio Water System)	AA/Aa2	1,500,000	1,841,925
City of San Antonio, 5.25% due 2/1/2024 (CPS Energy)	AA/Aa1	7,000,000	8,881,180
City of San Antonio, 5.00% due 5/15/2024 (San Antonio Water System)	AA/Aa2	1,500,000	1,868,445
City of San Antonio, 5.00% due 5/15/2025 (San Antonio Water System)	AA/Aa2	1,000,000	1,261,160
City of San Antonio, 5.00% due 5/15/2026 (San Antonio Water System)	AA/Aa2	1,200,000	1,530,972
City of San Antonio, 3.00% due 12/1/2045 put 12/1/2020 (CPS Energy)	AA-/Aa2	36,000,000	38,558,880
City of San Antonio Public Facilities Corp., 5.00% due 9/15/2022 (Convention Center Refinancing & Expansion)	AA+/Aa2	1,450,000	1,751,629
City of Weslaco GO, 5.25% due 2/15/2019 (Waterworks and Sewer System; Insured: Natl-Re)	AA-/A2	2,835,000	2,941,624
Clifton Higher Education Finance Corp., 5.00% due 8/15/2016 (IDEA Public Schools)	BBB/NR	225,000	228,078
Clifton Higher Education Finance Corp., 5.00% due 8/15/2017 (IDEA Public Schools)	BBB/NR	315,000	330,309
Clifton Higher Education Finance Corp., 5.00% due 8/15/2018 (IDEA Public Schools)	BBB/NR	325,000	350,695
Clifton Higher Education Finance Corp., 5.00% due 8/15/2019 (IDEA Public Schools)	BBB/NR	445,000	492,615
Clifton Higher Education Finance Corp., 5.00% due 8/15/2023 (IDEA Public Schools)	BBB/NR	1,100,000	1,266,485
Corpus Christi Business and Job Development Corp., 5.00% due 3/1/2021 (Seawall Project)	A+/A1	625,000	725,206
Dallas Area Rapid Transit, 5.00% due 12/1/2026	AA+/Aa2	2,245,000	2,840,262
Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A/A1	5,240,000	5,064,146
Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A/A1	5,200,000	5,700,240
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	A-/A3	1,160,000	1,203,106
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	A-/A3	1,260,000	1,306,822
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	A-/A3	1,935,000	2,005,531
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	A-/A3	2,035,000	2,109,176
Dallas County Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	A-/A3	2,175,000	2,251,364
Dallas ISD GO, 5.00% due 2/15/2036 put 2/15/2022 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	3,975,000	4,730,608
Grayson County GO, 1.625% due 1/1/2017 (State Highway Toll System)	AA/Aa2	1,200,000	1,208,196
Grayson County GO, 4.00% due 1/1/2020 (State Highway Toll System)	AA/Aa2	2,000,000	2,202,400
Grayson County GO, 5.00% due 1/1/2022 (State Highway Toll System)	AA/Aa2	3,000,000	3,574,500
Guadalupe-Blanco River Authority, 5.625% due 10/1/2017 (AEP Texas Central Co.)	BBB/Baa1	5,000,000	5,330,200
Gulf Coast Waste Disposal Authority, 4.00% due 10/1/2016 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	500,000	508,145
Gulf Coast Waste Disposal Authority, 4.00% due 10/1/2017 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	800,000	836,128
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2019 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	1,000,000	1,125,640
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2020 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	2,000,000	2,294,320
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2022 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	1,635,000	1,932,308
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2023 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/NR	500,000	606,315
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2024 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/NR	350,000	429,398

Semi-Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2025 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/NR	$1,000,000	$1,240,800
Harris County Cultural Education Facilities Finance Corp., 3.00% due 10/1/2016 (Texas Children’s Hospital)	AA/Aa2	5,590,000	5,657,415
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2018 (Texas Medical Center Central Heating & Cooling Services Corp.)	AA/Aa3	2,365,000	2,608,240
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2019 (Texas Medical Center Central Heating & Cooling Services Corp.)	AA/Aa3	1,000,000	1,136,290
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2022 (Memorial Hermann Health)	A+/A1	200,000	242,082
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2023 (Memorial Hermann Health)	A+/A1	400,000	489,584
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2024 (Memorial Hermann Health)	A+/A1	3,000,000	3,706,500
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2025 (Memorial Hermann Health)	A+/A1	2,845,000	3,481,853
Harris County Cultural Education Facilities Finance Corp., 0.35% due 9/1/2031 put 4/1/2016 (Texas Medical Center; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	300,000	300,000
Harris County Cultural Education Facilities Finance Corp., 0.35% due 9/1/2031 put 4/1/2016 (Texas Medical Center; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	600,000	600,000
Harris County GO, 5.00% due 10/1/2017 (Texas Permanent Improvement)	AAA/Aaa	3,500,000	3,721,445
Harris County GO, 5.00% due 10/1/2018 (Texas Permanent Improvement)	AAA/Aaa	3,000,000	3,304,170
Harris County GO, 5.00% due 10/1/2019 (Texas Permanent Improvement)	AAA/Aaa	700,000	797,755
Harris County GO, 5.00% due 10/1/2020 (Texas Permanent Improvement)	AAA/Aaa	500,000	585,265
Harris County Health Facilities Development Corp., 5.00% due 7/1/2016 (CHRISTUS Health System; Insured: AGM)	AA/A1	6,260,000	6,329,611
Harris County Health Facilities Development Corp., 7.00% due 12/1/2027 pre-refunded 12/1/2018 (Memorial Hermann Healthcare System; LOC: JPMorgan Chase Bank, N.A.)	NR/NR	1,245,000	1,445,657
Harris County Hospital District, 5.00% due 2/15/2017 (Insured: Natl-Re)	AA-/A2	1,500,000	1,547,865
Harris County-Houston Sports Authority, 5.00% due 11/15/2022 (Insured: AGM)	AA/A2	5,410,000	6,524,568
Harris County-Houston Sports Authority, 5.00% due 11/15/2023 (Insured: AGM)	AA/A2	9,975,000	12,203,116
Harris County-Houston Sports Authority, 5.00% due 11/15/2024 (Insured: AGM)	AA/A2	7,930,000	9,794,819
Hays County GO, 5.00% due 2/15/2022	AA/NR	750,000	897,015
Hays County GO, 5.00% due 2/15/2023	AA/NR	1,500,000	1,822,605
Hays County GO, 5.00% due 2/15/2024	AA/NR	1,300,000	1,601,782
Hays County GO, 5.00% due 2/15/2025	AA/NR	500,000	622,880
Houston Higher Education Finance Corp., 5.00% due 8/15/2016 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	880,000	894,925
Houston Higher Education Finance Corp., 5.00% due 8/15/2017 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	925,000	977,549
Houston Higher Education Finance Corp., 5.00% due 8/15/2019 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	1,020,000	1,149,877
Houston Higher Education Finance Corp., 5.875% due 5/15/2021 (Cosmos Foundation, Inc.)	BBB/NR	1,645,000	1,849,654
Houston Higher Education Finance Corp., 5.00% due 8/15/2021 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	300,000	355,275
Houston Higher Education Finance Corp., 5.00% due 8/15/2022 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	1,185,000	1,431,053
Houston ISD GO, 2.00% due 6/1/2037 put 6/1/2016 (Harris County School Buildings; Guaranty: PSF)	AAA/Aaa	10,000,000	10,025,500
Hutto ISD GO, 0% due 8/1/2017 pre-refunded 8/1/2016 (Guaranty: PSF)	AAA/NR	2,170,000	2,068,921
Katy ISD GO, 5.00% due 2/15/2023 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	1,500,000	1,841,730
Katy ISD GO, 5.00% due 2/15/2024 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	2,385,000	2,974,047
Katy ISD GO, 5.00% due 2/15/2025 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	2,830,000	3,569,507
Katy ISD GO, 5.00% due 2/15/2026 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	2,955,000	3,777,140
Laredo Community College District GO, 5.00% due 8/1/2019 (School Facilities Improvements)	AA-/Aa3	880,000	991,030
Laredo Community College District GO, 5.00% due 8/1/2020 (School Facilities Improvements)	AA-/Aa3	1,360,000	1,571,575
Laredo Community College District GO, 5.00% due 8/1/2022 (School Facilities Improvements)	AA-/Aa3	655,000	786,105
Laredo Community College District GO, 5.00% due 8/1/2023 (School Facilities Improvements)	AA-/Aa3	610,000	742,864
Laredo Community College District GO, 5.00% due 8/1/2024 (School Facilities Improvements)	AA-/Aa3	715,000	881,087
Lower Colorado River Authority, 5.00% due 5/15/2025 pre-refunded 5/15/2022	NR/NR	55,000	66,850
Lower Colorado River Authority, 5.00% due 5/15/2025	A/A2	8,020,000	9,536,021
New Caney ISD GO, 5.00% due 2/15/2024 (Guaranty: PSF)	AAA/Aaa	865,000	1,054,124
North East ISD GO, 5.00% due 8/1/2016 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	2,000,000	2,031,180
North East ISD GO, 2.00% due 8/1/2044 put 8/1/2019 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	10,615,000	10,889,822
North Texas University, 5.00% due 4/15/2016	NR/Aa2	2,250,000	2,254,140
Northside ISD GO, 2.00% due 6/1/2039 put 6/1/2019 (Educational Facilities; Guaranty: PSF)	NR/Aaa	2,185,000	2,239,254
Pasadena ISD GO, 3.00% due 2/15/2044 put 8/15/2019 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	8,775,000	9,293,164
Round Rock ISD GO, 5.00% due 8/1/2017 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,290,000	1,364,356
Round Rock ISD GO, 5.00% due 8/1/2018 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,075,000	1,179,372
Round Rock ISD GO, 5.00% due 8/1/2019 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,500,000	1,697,865
Round Rock ISD GO, 5.00% due 8/1/2020 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,000,000	1,163,110
Round Rock ISD GO, 5.00% due 8/1/2021 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,000,000	2,384,980
Round Rock ISD GO, 5.00% due 8/1/2022 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	670,000	815,571
Round Rock ISD GO, 5.00% due 8/1/2024 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,305,000	2,896,025
Round Rock ISD GO, 5.00% due 8/1/2025 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,000,000	1,270,170
Round Rock ISD GO, 5.00% due 8/1/2026 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,575,000	1,987,792
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2017	BBB+/NR	1,000,000	1,060,170
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2019	BBB+/NR	2,565,000	2,889,601
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2020	BBB+/NR	1,620,000	1,860,116

38    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
San Antonio Public Facilities Corp., 5.00% due 9/15/2020 (Convention Center Refinancing & Expansion)	AA+/Aa2	$915,000	$1,063,157
San Juan Higher Education Finance Authority, 5.125% due 8/15/2020 (IDEA Public Schools)	BBB/NR	1,365,000	1,495,876
Tarrant County Cultural Education Facilities Finance Corp., 5.00% due 8/15/2016 (Scott & White Memorial Hospital) (ETM)	AA-/Aa3	2,280,000	2,318,213
Tarrant County Cultural Education Facilities Finance Corp., 5.00% due 8/15/2017 (Scott & White Memorial Hospital) (ETM)	AA-/Aa3	2,000,000	2,117,240
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: AGM)	AA/A2	10,000,000	10,590,400
Texas Transportation Commission, 5.00% due 8/15/2022 (Central Texas Turnpike System)	BBB+/Baa1	400,000	471,756
Texas Transportation Commission, 5.00% due 8/15/2023 (Central Texas Turnpike System)	BBB+/Baa1	730,000	873,627
Texas Transportation Commission, 5.00% due 8/15/2024 (Central Texas Turnpike System)	BBB+/Baa1	1,000,000	1,209,950
Uptown Development Authority, 5.00% due 9/1/2017 (Infrastructure Improvements)	BBB/NR	1,580,000	1,664,135
Uptown Development Authority, 5.00% due 9/1/2018 (Infrastructure Improvements)	BBB/NR	1,870,000	2,032,484
Uptown Development Authority, 5.00% due 9/1/2019 (Infrastructure Improvements)	BBB/NR	1,945,000	2,169,006
Walnut Creek Special Utility District, 4.00% due 1/10/2020 (Water System Improvements; Insured: BAM)	AA/NR	520,000	568,703
Walnut Creek Special Utility District, 4.00% due 1/10/2021 (Water System Improvements; Insured: BAM)	AA/NR	445,000	492,949
Walnut Creek Special Utility District, 5.00% due 1/10/2022 (Water System Improvements; Insured: BAM)	AA/NR	525,000	616,623
Walnut Creek Special Utility District, 5.00% due 1/10/2024 (Water System Improvements; Insured: BAM)	AA/NR	750,000	902,122
West Harris County Regional Water Authority, 5.00% due 12/15/2020 (Insured: Natl-Re)	AA-/A1	2,140,000	2,276,703
Ysleta ISD, 5.00% due 8/15/2017 (Guaranty: PSF)	AAA/Aaa	2,190,000	2,319,779

U.S. VIRGIN ISLANDS — 0.09%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Matching Fund Loan Diageo Project)	NR/Baa3	6,350,000	7,044,372

UTAH — 1.24%
City of Murray, 0.35% due 5/15/2037 put 4/1/2016 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	38,390,000	38,390,000
Utah Transit Authority, 5.00% due 6/15/2022 (Integrated Mass Transit System)	A+/A1	710,000	856,083
Utah Transit Authority, 5.00% due 6/15/2023 (Integrated Mass Transit System)	A+/A1	775,000	949,832
Utah Transit Authority, 5.00% due 6/15/2024 (Integrated Mass Transit System)	A+/A1	825,000	1,023,396
Utah Transit Authority, 5.00% due 6/15/2025 (Integrated Mass Transit System)	A+/A1	1,235,000	1,540,909
Weber County, 0.35% due 2/15/2031 put 4/1/2016 (IHC Health Services, Inc.; SPA: The Bank of NY Mellon) (daily demand notes)	AA+/Aa1	29,800,000	29,800,000
Weber County, 0.35% due 2/15/2035 put 4/1/2016 (IHC Health Services, Inc.; SPA: The Bank of NY Mellon) (daily demand notes)	AA+/Aa1	20,700,000	20,700,000

VERMONT — 0.27%
Vermont Colleges GO, 4.00% due 7/1/2017	A-/NR	3,650,000	3,739,206
Vermont EDA, 5.00% due 12/15/2020 (Vermont Public Service Corp.)	NR/NR	14,250,000	16,436,520

VIRGINIA — 0.21%
Fairfax County EDA, 5.00% due 8/1/2016 (Wiehle Avenue Metrorail Station Parking Project)	AA+/Aa2	2,600,000	2,638,818
Fairfax County GO, 5.00% due 10/1/2016 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	1,100,000	1,125,135
Fairfax County IDA, 4.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,500,000	6,304,650
Fairfax County IDA, 5.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,000,000	6,058,850
Virginia College Building Authority, 0.35% due 11/1/2036 put 4/1/2016 (University of Richmond; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	NR/Aa1	100,000	100,000

WASHINGTON — 1.95%
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 3)	AA-/Aa1	5,470,000	5,766,419
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 1)	AA-/Aa1	5,000,000	5,270,950
Energy Northwest, 5.00% due 7/1/2018 (Bonneville Power Administration Project 3)	AA-/Aa1	475,000	500,493
Energy Northwest, 5.00% due 7/1/2018 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,089,700
Energy Northwest, 5.00% due 7/1/2019 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,246,260
Energy Northwest, 5.00% due 7/1/2020 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,288,900
Energy Northwest, 5.00% due 7/1/2021 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,336,660
Energy Northwest, 5.00% due 7/1/2022 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,189,980
Energy Northwest, 5.00% due 7/1/2023 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,205,650
Energy Northwest, 5.00% due 7/1/2025 (Nine Canyon Wind Project Phase I-III)	NR/A2	850,000	1,044,608
King County Federal Way School District No. 210 GO, 4.125% due 12/1/2019 pre-refunded 12/1/2017 (Insured: Natl-Re)	AA+/Aa1	2,000,000	2,111,340
Marysville School District No. 25 GO, 4.00% due 12/1/2017 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,000,000	1,051,440
Marysville School District No. 25 GO, 4.00% due 12/1/2018 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,100,000	1,189,529
Marysville School District No. 25 GO, 5.00% due 12/1/2019 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,390,000	1,587,950
Marysville School District No. 25 GO, 5.00% due 12/1/2020 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,625,000	1,904,809
Marysville School District No. 25 GO, 5.00% due 12/1/2021 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,750,000	2,096,763

Semi-Annual Report    39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Marysville School District No. 25 GO, 5.00% due 12/1/2022 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	$2,620,000	$3,193,439
Marysville School District No. 25 GO, 5.00% due 12/1/2023 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,700,000	2,091,034
Port of Seattle, 5.50% due 9/1/2018 (Insured: Natl-Re)	AA-/A2	5,000,000	5,540,050
Seattle Municipal Light & Power, 5.00% due 2/1/2017	AA/Aa2	2,000,000	2,072,740
Skagit County Public Hospital District No. 1, 4.00% due 12/1/2016 (Skagit Regional Health)	NR/Baa2	1,000,000	1,016,700
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2018 (Skagit Regional Health)	NR/Baa2	800,000	864,344
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/Baa2	835,000	922,959
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/Baa2	1,160,000	1,319,628
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/Baa2	500,000	574,865
Skagit County Public Hospital District No. 1, 5.375% due 12/1/2022 (Skagit Regional Health)	NR/Baa2	500,000	501,605
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2023 (Skagit Regional Health)	NR/Baa2	750,000	869,693
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2017 (Skagit Regional Health)	NR/A1	1,000,000	1,050,670
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2018 (Skagit Regional Health)	NR/A1	1,270,000	1,367,892
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/A1	1,695,000	1,931,012
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2020 (Skagit Regional Health)	NR/A1	1,570,000	1,831,907
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/A1	3,135,000	3,725,415
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/A1	3,635,000	4,399,840
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2018 (Island Hospital)	NR/A1	1,000,000	1,071,070
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2019 (Island Hospital)	NR/A1	1,000,000	1,093,160
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2020 (Island Hospital)	NR/A1	1,000,000	1,106,380
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2021 (Island Hospital)	NR/A1	1,000,000	1,114,650
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2022 (Island Hospital)	NR/A1	1,700,000	2,021,062
State of Washington COP, 5.00% due 7/1/2016 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,415,000	2,442,724
State of Washington COP, 5.00% due 7/1/2017 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,555,000	2,693,123
State of Washington COP, 5.00% due 7/1/2018 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,670,000	2,917,028
State of Washington COP, 5.00% due 7/1/2019 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	1,000,000	1,126,550
State of Washington COP, 5.00% due 7/1/2020 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,290,000	3,801,990
State of Washington COP, 5.00% due 7/1/2021 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,125,000	3,689,000
State of Washington COP, 5.00% due 7/1/2022 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,000,000	3,614,250
State of Washington GO, 5.00% due 7/1/2016 (Capital Projects)	AA+/Aa1	2,000,000	2,023,100
State of Washington GO, 0% due 1/1/2018 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	4,000,000	3,930,080
State of Washington GO, 0% due 1/1/2019 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	3,000,000	2,904,480
State of Washington GO, 0% due 12/1/2019 (Public Highway, Bridge, Ferry Capital and Operating Costs; Insured: Natl-Re)	AA+/Aa1	3,030,000	2,891,832
State of Washington GO, 5.00% due 7/1/2025 (Capital Projects)	AA+/Aa1	10,475,000	13,138,792
Tacoma School District No.10 GO, 5.00% due 12/1/2017 (Pierce County Capital Projects)	AA+/Aa1	2,280,000	2,440,808
Tacoma School District No.10 GO, 5.00% due 12/1/2018 (Pierce County Capital Projects)	AA+/Aa1	4,000,000	4,434,080
Tacoma School District No.10 GO, 5.00% due 12/1/2019 (Pierce County Capital Projects)	AA+/Aa1	2,000,000	2,287,140
Tacoma School District No.10 GO, 5.00% due 12/1/2020 (Pierce County Capital Projects)	AA+/Aa1	2,500,000	2,936,675
Washington Health Care Facilities Authority, 5.00% due 8/15/2016 (MultiCare Health Systems)	AA-/Aa3	2,075,000	2,109,237
Washington Health Care Facilities Authority, 5.00% due 7/1/2017 (Overlake Hospital Medical Center)	A/A2	1,245,000	1,309,728
Washington Health Care Facilities Authority, 5.00% due 8/15/2017 (MultiCare Health Systems)	AA-/Aa3	1,000,000	1,057,910
Washington Health Care Facilities Authority, 5.25% due 8/1/2018 (Highline Medical Center; Insured: FHA 242) (ETM)	NR/NR	7,935,000	8,368,965
Washington Health Care Facilities Authority, 5.00% due 8/15/2018 (MultiCare Health Systems)	AA-/Aa3	2,000,000	2,194,020
Washington Health Care Facilities Authority, 5.00% due 7/1/2019 (Overlake Hospital Medical Center)	A/A2	1,050,000	1,178,573
Washington Health Care Facilities Authority, 4.75% due 7/1/2020 (Overlake Hospital Medical Center)	A/A2	1,000,000	1,109,760

WEST VIRGINIA — 0.10%
Mason County, 1.625% due 10/1/2022 put 10/1/2018 (Appalachian Power Company Project)	BBB/Baa1	3,300,000	3,319,404
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2020 (Higher Education Facilities)	A+/Aa3	1,000,000	1,145,970
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2021 (Higher Education Facilities)	A+/Aa3	1,000,000	1,173,400
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2022 (Higher Education Facilities)	A+/Aa3	1,500,000	1,791,885

WISCONSIN — 0.62%
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2016 (Aurora Health Care, Inc.)	NR/A2	3,695,000	3,738,896
Wisconsin Health & Educational Facilities Authority, 5.00% due 4/15/2017 (Aurora Health Care, Inc.)	NR/A2	1,295,000	1,343,588
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2017 (Agnesian Healthcare, Inc.)	A/A2	1,000,000	1,045,330
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2017 (Aurora Health Care, Inc.)	NR/A2	5,025,000	5,256,150
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2018 (Agnesian Healthcare, Inc.)	A/A2	1,855,000	1,998,503
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2019 (Agnesian Healthcare, Inc.)	A/A2	1,000,000	1,107,570
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2020 (Agnesian Healthcare, Inc.)	A/A2	2,110,000	2,390,567
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2020 (ProHealth Care, Inc.)	A+/A1	1,075,000	1,237,583

40    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2021 (ProHealth Care, Inc.)	A+/A1	$2,575,000	$3,022,870
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2022 (ProHealth Care, Inc.)	A+/A1	1,600,000	1,865,520
Wisconsin Health & Educational Facilities Authority, 5.00% due 12/1/2022 (UnityPoint Health)	NR/Aa3	1,000,000	1,211,980
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A2	1,800,000	1,804,950
Wisconsin Health & Educational Facilities Authority, 5.125% due 8/15/2027 put 8/15/2016 (Aurora Health Care, Inc.)	NR/A2	4,500,000	4,574,970
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2043 put 6/1/2021 (Ascension Health Alliance System)	AA+/Aa2	10,000,000	11,744,400
WPPI Energy, 5.00% due 7/1/2021 (Power Supply System)	A/A1	4,100,000	4,852,514

TOTAL INVESTMENTS — 98.73% (Cost $7,190,776,834)			$7,449,933,987
OTHER ASSETS LESS LIABILITIES — 1.27%			95,982,313

NET ASSETS — 100.00%			$7,545,916,300

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CalPERS	California Public Employees’ Retirement System
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FSA	Insured by Financial Security Assurance Co.
GNMA	Collateralized by Government National Mortgage Association

GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Semi-Annual Report    41

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

ASSETS
Investments at value (cost $7,190,776,834) (Note 2)	$7,449,933,987
Cash	38,821,782
Receivable for investments sold	47,605,898
Receivable for fund shares sold	25,318,169
Interest receivable	76,064,769
Prepaid expenses and other assets	117,995

Total Assets	7,637,862,600

LIABILITIES
Payable for investments purchased	74,162,047
Payable for fund shares redeemed	13,571,414
Payable to investment advisor and other affiliates (Note 3)	2,800,160
Accounts payable and accrued expenses	534,628
Dividends payable	878,051

Total Liabilities	91,946,300

NET ASSETS	$7,545,916,300

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(947,051)
Net unrealized appreciation on investments	259,157,153
Accumulated net realized gain (loss)	(740,220)
Net capital paid in on shares of beneficial interest	7,288,446,418

$7,545,916,300

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($1,698,213,480 applicable to 116,215,379 shares of beneficial interest outstanding - Note 4)	$14.61
Maximum sales charge, 1.50% of offering price	0.22

Maximum offering price per share	$14.83

Class C Shares:
Net asset value and offering price per share* ($739,389,918 applicable to 50,506,796 shares of beneficial interest outstanding - Note 4)	$14.64

Class I Shares:
Net asset value, offering and redemption price per share ($5,108,312,902 applicable to 349,533,625 shares of beneficial interest outstanding - Note 4)	$14.61

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

42    Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $48,033,579)	$83,781,973

EXPENSES
Investment advisory fees (Note 3)	9,671,577
Administration fees (Note 3)
Class A Shares	1,058,683
Class C Shares	456,987
Class I Shares	1,237,411
Distribution and service fees (Note 3)
Class A Shares	2,117,367
Class C Shares	1,830,682
Transfer agent fees
Class A Shares	553,185
Class C Shares	173,183
Class I Shares	1,773,560
Registration and filing fees
Class A Shares	24,954
Class C Shares	16,346
Class I Shares	96,142
Custodian fees (Note 3)	310,635
Professional fees	70,420
Accounting fees (Note 3)	131,440
Trustee fees	148,660
Other expenses	189,069

Total Expenses	19,860,301

Net Investment Income	63,921,672

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments	28,317
Net change in unrealized appreciation (depreciation) on investments	44,875,633

Net Realized and Unrealized Gain	44,903,950

Net Increase in Net Assets Resulting from Operations	$108,825,622

See notes to financial statements.

Semi-Annual Report    43

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Six Months Ended March 31, 2016*	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$63,921,672	$126,221,554
Net realized gain (loss) from investments	28,317	(246,405)
Net unrealized appreciation (depreciation) on investments	44,875,633	(27,314,650)

Net Increase (Decrease) in Net Assets Resulting from Operations	108,825,622	98,660,499

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(13,073,841)	(28,555,079)
Class C Shares	(4,786,572)	(9,883,065)
Class I Shares	(46,061,259)	(87,783,410)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(12,270,112)	(157,979,365)
Class C Shares	4,547,874	(16,433,151)
Class I Shares	245,745,794	432,554,387

Net Increase in Net Assets	282,927,506	230,580,816

NET ASSETS
Beginning of Period	7,262,988,794	7,032,407,978

End of Period	$7,545,916,300	$7,262,988,794

Distribution in excess of net investment income	$(947,051)	$(947,051)

*	Unaudited.

See notes to financial statements.

44    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Semi-Annual Report    45

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2016
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$7,449,933,987	$—	$7,449,933,987	$—

Total Investments in Securities	$7,449,933,987	$—	$7,449,933,987	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value.

46    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2016 the Fund paid $131,440 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2016, the Distributor has advised the Fund that it earned commissions aggregating $7,392 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $18,390 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2016, are set forth in the Statement of Operations.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Fund had no transactions with affiliated funds.

Semi-Annual Report    47

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30, 2015 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	12,190,929	$177,765,080	19,409,135	$282,189,980
Shares issued to shareholders in reinvestment of dividends	808,307	11,789,969	1,764,554	25,651,510
Shares repurchased	(13,843,256)	(201,825,161)	(32,078,869)	(465,820,855)

Net increase (decrease)	(844,020)	$(12,270,112)	(10,905,180)	$(157,979,365)

Class C Shares
Shares sold	4,044,726	$59,098,154	6,892,790	$100,433,041
Shares issued to shareholders in reinvestment of dividends	281,913	4,119,966	580,603	8,455,627
Shares repurchased	(4,018,132)	(58,670,246)	(8,611,331)	(125,321,819)

Net increase (decrease)	308,507	$4,547,874	(1,137,938)	$(16,433,151)

Class I Shares
Shares sold	54,685,844	$797,737,471	99,672,701	$1,449,480,327
Shares issued to shareholders in reinvestment of dividends	2,885,934	42,104,699	5,492,589	79,846,726
Shares repurchased	(40,724,765)	(594,096,376)	(75,505,844)	(1,096,772,666)

Net increase (decrease)	16,847,013	$245,745,794	29,659,446	$432,554,387

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $671,817,895 and $354,552,819, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$7,190,776,834

Gross unrealized appreciation on a tax basis	$261,171,763
Gross unrealized depreciation on a tax basis	(2,014,610)

Net unrealized appreciation (depreciation) on investments (tax basis)	$259,157,153

At March 31, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014, through September 30, 2015, of $268,898. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

At March 31, 2016, the Fund had cumulative tax basis capital losses of $307,195, (of which $232,601 are short-term and $74,594 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carry-forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses generated prior to October 1, 2011.

At March 31, 2016, the Fund had tax basis capital losses of $192,444 generated prior to October 1, 2011, which may be carried forward to offset future capital gains. Such capital loss carryforwards expire September 30, 2016.

48    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    49

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2016(b)(c)	$14.52	0.11	0.09	0.20	(0.11)	—	(0.11)	$14.61	1.54	(d)	0.73	(d)	0.73	(d)	0.73	(d)	1.40	5.68	$1,698,213
2015(c)	$14.58	0.23	(0.06)	0.17	(0.23)	—	(0.23)	$14.52	1.56		0.73		0.73		0.73		1.15	18.56	$1,700,127
2014(c)	$14.38	0.26	0.20	0.46	(0.26)	—	(0.26)	$14.58	1.78		0.72		0.71		0.72		3.20	14.46	$1,865,213
2013(c)	$14.70	0.26	(0.32)	(0.06)	(0.26)	—	(0.26)	$14.38	1.81		0.71		0.71		0.71		(0.39)	17.47	$2,178,317
2012(c)	$14.39	0.31	0.31	0.62	(0.31)	—	(0.31)	$14.70	2.13		0.72		0.72		0.72		4.36	12.72	$2,131,540
2011(c)	$14.27	0.36	0.12	0.48	(0.36)	—	(0.36)	$14.39	2.53		0.74		0.74		0.74		3.43	16.15	$1,649,965
Class C Shares
2016(b)	$14.55	0.10	0.09	0.19	(0.10)	—	(0.10)	$14.64	1.31	(d)	0.96	(d)	0.96	(d)	0.96	(d)	1.28	5.68	$739,390
2015	$14.60	0.19	(0.05)	0.14	(0.19)	—	(0.19)	$14.55	1.32		0.96		0.96		0.96		0.98	18.56	$730,395
2014	$14.41	0.22	0.19	0.41	(0.22)	—	(0.22)	$14.60	1.52		0.97		0.96		0.97		2.87	14.46	$749,648
2013	$14.72	0.23	(0.31)	(0.08)	(0.23)	—	(0.23)	$14.41	1.55		0.97		0.97		0.97		(0.58)	17.47	$795,052
2012	$14.41	0.27	0.31	0.58	(0.27)	—	(0.27)	$14.72	1.85		0.99		0.99		0.99		4.08	12.72	$777,026
2011	$14.30	0.32	0.11	0.43	(0.32)	—	(0.32)	$14.41	2.27		1.00		1.00		1.00		3.08	16.15	$525,923
Class I Shares
2016(b)	$14.53	0.14	0.08	0.22	(0.14)	—	(0.14)	$14.61	1.86	(d)	0.41	(d)	0.41	(d)	0.41	(d)	1.49	5.68	$5,108,313
2015	$14.58	0.27	(0.05)	0.22	(0.27)	—	(0.27)	$14.53	1.88		0.41		0.41		0.41		1.54	18.56	$4,832,467
2014	$14.38	0.30	0.20	0.50	(0.30)	—	(0.30)	$14.58	2.09		0.40		0.40		0.40		3.53	14.46	$4,417,547
2013	$14.70	0.31	(0.32)	(0.01)	(0.31)	—	(0.31)	$14.38	2.15		0.37		0.37		0.37		(0.05)	17.47	$3,502,580
2012	$14.39	0.36	0.31	0.67	(0.36)	—	(0.36)	$14.70	2.46		0.39		0.39		0.39		4.71	12.72	$3,084,872
2011	$14.27	0.41	0.12	0.53	(0.41)	—	(0.41)	$14.39	2.87		0.40		0.40		0.40		3.78	16.15	$2,228,418

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

50 Semi-Annual Report	Semi-Annual Report 51

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses paid During period† 10/1/15–3/31/16
Class A Shares
Actual	$1,000.00	$1,014.00	$3.67
Hypothetical*	$1,000.00	$1,021.36	$3.68
Class C Shares
Actual	$1,000.00	$1,012.80	$4.85
Hypothetical*	$1,000.00	$1,020.19	$4.86
Class I Shares
Actual	$1,000.00	$1,014.90	$2.07
Hypothetical*	$1,000.00	$1,022.95	$2.08

†	Expenses are equal to the annualized expense ratio for each class (A: 0.73%; C: 0.96%; I: 0.41%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

52    Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    53

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

54    Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    55

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1072

2    Semi-Annual Report

Semi-Annual Report

Thornburg Intermediate Municipal Fund

March 31, 2016

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

April 11, 2016

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by 21 cents to $14.38 per share during the six months ended March 31, 2016. If you were with us for the entire period, you received dividends of 14.47 cents per share. If you reinvested your dividends, you received 14.53 cents per share. Dividends were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a 2.51% total return (without sales charge) for the six months ended March 31, 2016, compared to the 3.04% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index.

Throughout the six-month period, the Fund maintained a lower risk posture on interest rates than its benchmark; its average effective duration (a measure of interest-rate sensitivity) was 4.64 years, compared to 5.58 years for the benchmark. The shorter duration hurt relative price performance by 0.23%. The Fund’s position along the yield curve added 0.06% and sector selection added 0.04% of relative price performance. Our underweight in high-quality bonds added 0.16% of relative price performance. Other factors include the amortization of bond premiums and accretion of discounts, which is not an active management decision but rather a standard accounting practice—and the largest component of this category. We also include the effects of security selection and of price change derived from factors we cannot account for (statistically: “unexplained error”). Together, these three account for 0.54% of price performance relative to the index.

Global Fears Sway the Municipal Markets

The past six months have been a roller-coaster ride for the municipal markets. During the last quarter of 2015, it seemed that every day was spent anxiously awaiting the first Federal Reserve rate increase—for what seemed like an eternity. When that rate increase finally came, it was met with a yawn. Markets quickly reminded investors that while the Federal Reserve (the Fed) has control over short-term rates, the market forces of supply and demand for bonds have a much heavier influence on interest rates—especially long-term rates.

As in life, expectations in the bond markets mean a lot. And perhaps more important than the Fed’s initial rate hike was its stated intent to raise rates four additional times in 2016. The expectation for higher rates evaporated almost immediately after the Fed’s statement, with the release of weaker-than-expected economic data, collapsing commodity prices, an emerging-markets stock rout, and profound weakness in Europe, with the European Central Bank retrenching in its effort to drive European rates lower, spurring fears of deflation.

A Roller-Coaster Ride to Start the Year

The beginning of 2016 proved volatile for equity markets domestically and globally, and the fixed income markets followed suit. The 10-year U.S. Treasury stood at a respectable 2.27% at the end of 2015. But within six weeks, that rate fell 0.61% to 1.66%, before bouncing back to 1.77% by March 31, 2016.

Chart I Credit Spreads: Investors Are Not Being Paid to Assume the Risk

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

As we noted, the Fed has backed off of its initial intent to raise rates four times in a stepped-up fashion. Rates will probably remain low and income elusive. Unfortunately, municipal bond investors have only a few “levers” to pull to seek higher income. The most effective two are credit quality and duration. An investor looking for yield can always buy a bond with a longer maturity—the duration lever. And bonds of lower credit quality can be purchased to drive up yield—the credit quality lever. In both instances, the investor assumes risk in hope of higher returns.

At Thornburg, we always evaluate both of these options as a means to increase the total return of the portfolios, but over the past six months, as in the prior six months, we found them less than optimal. Real rates (interest rates after inflation is subtracted) remained low during the entire period, and the municipal yield curve was fairly flat. Investors who reached for yield by buying longer maturities gained very little relative to the duration risk that comes with longer-dated bonds. And the amount investors are compensated to invest in lower-rated bonds is minimal; credit spreads remain at extremely tight levels. Investors who purchased debt from lower-rated issuers were essentially buying weaker credits at very expensive levels. Chart I on the previous page shows credit spreads remaining near historically low levels, offering investors little compensation for risk assumed. Not a great strategy!

We believe that the only logical thing to do when you’re not being paid to take risk is to take less of it. That is exactly what we have been seeking to do in Thornburg Intermediate Municipal Fund for quite some time. The Fund is being managed on the bearish (shorter) end of its duration range. We have also actively sought to increase the average credit quality, at least at the margins. Cash reserve positions are being managed in a manner we view as conservative.

Continued volatility seems a certainty. That can manifest via interest-rate movements, or changing credit spreads. While the likelihood of the Fed raising rates appears low, given the afore-mentioned anemic economic growth in the U.S. and abroad, investors are wise to recall that rates moved up over 1.00% in 2013 without the Fed having taken any action whatsoever. It may be unlikely, but that does not mean it’s a probability that can be ignored. And any event that causes spreads to widen appreciably may prove detrimental to an investor who assumed undue credit risk in search of return.

We will do what we have always done with Thornburg Intermediate Municipal Fund: provide you with a tax-exempt laddered portfolio that aims to generate attractive levels of income, while attempting to preserve principal and minimize volatility. And, of course, we’ll seek to only assume the risk for which we believe we are adequately compensated.

Staying Faithful to Thornburg’s Tested Approach

While a focus on risk mitigation may not make the sexiest marketing story, we believe it is in the best long-term interest of shareholders. And to any investor considering abandoning municipal bonds for the promise of higher returns elsewhere, we remind you that if the first quarter of 2016 has taught us anything, it is that in a volatile market, an appropriate asset allocation may save you a few sleepless nights.

We will continue to strive to manage your assets to fulfill the Fund’s objectives.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
A Shares (Incep: 7/22/91)
Without sales charge	2.78%	2.63%	4.65%	4.15%	4.96%
With sales charge	0.73%	1.94%	4.22%	3.94%	4.88%
C Shares (Incep: 9/1/94)
Without sales charge	2.45%	2.31%	4.32%	3.85%	4.14%
With sales charge	1.85%	2.31%	4.32%	3.85%	4.14%
I Shares (Incep: 7/5/96)	3.15%	2.97%	4.99%	4.48%	4.69%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	1.81%

SEC Yield	0.74%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.92%; C shares, 1.28%; I shares, 0.62%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: C shares, 1.24%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

BofA Merrill Lynch 3-15 Year Municipal Securities Index – subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

Objectives and Strategies

The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Long Term Stability of Principal

Net Asset Value History of A Shares

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Key Portfolio Attributes

Number of Bonds	547

Effective Duration	5.0 Yrs

Average Maturity	7.7 Yrs

Portfolio Ladder

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
ALABAMA — 1.49%
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2016 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	$160,000	$160,912
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2017 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	750,000	772,283
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2019 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	815,000	870,159
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2020 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	845,000	946,501
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2021 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	890,000	1,011,298
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2022 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	930,000	1,066,357
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2023 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	980,000	1,115,612
Alabama Public School & College Authority, 5.00% due 5/1/2016 (Educational Facilities)	NR/Aa1	2,000,000	2,007,860
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Educational Facilities)	AA/Aa1	775,000	917,042
Alabama Public School & College Authority, 5.00% due 6/1/2026 (Educational Facilities)	AA/Aa1	4,380,000	5,323,846
City of Mobile Industrial Development Board, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A-/A1	2,000,000	2,016,020
East Alabama Health Care Authority GO, 5.00% due 9/1/2027 (Health Care Facilities Capital Improvements)	A/NR	1,250,000	1,394,388
Montgomery Water Works & Sanitary Sewer Board, 5.00% due 9/1/2017	AAA/Aa1	2,185,000	2,318,154
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2025	A+/A1	2,000,000	2,189,840

ALASKA — 0.19%
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2021 (State Capital Project)	AA+/Aa2	500,000	588,790
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A-/A2	2,000,000	2,285,160

ARIZONA — 2.08%
Arizona Board of Regents, 5.00% due 8/1/2024 (University of Arizona SPEED)	A+/Aa3	1,635,000	1,926,161
Arizona Board of Regents, 5.00% due 8/1/2029 (University of Arizona SPEED)	A+/Aa3	1,000,000	1,194,310
Arizona HFA, 5.00% due 7/1/2017 (Dignity Health)	A/A3	1,450,000	1,522,964
Arizona HFA, 5.00% due 12/1/2031 (Scottsdale Lincoln Hospitals)	NR/A2	2,500,000	2,937,375
Arizona HFA, 0.52% due 7/1/2035 put 4/7/2016 (Dignity Health; LOC: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AAA/Aa1	6,410,000	6,410,000
Arizona State University Energy Management LLC, 5.00% due 7/1/2017 (Tempe Campus Project)	AA-/A1	465,000	488,520
City of Flagstaff GO, 1.75% due 7/1/2016 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	200,638
City of Flagstaff GO, 3.00% due 7/1/2020 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	700,000	749,637
City of Flagstaff GO, 4.00% due 7/1/2022 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	420,000	480,799
City of Flagstaff GO, 4.00% due 7/1/2023 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	231,030
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: Natl-Re)	AA+/Aa3	1,000,000	1,054,320
Pima County IDA, 5.00% due 12/1/2030 (Providence Day School Project)	BBB+/NR	2,000,000	2,168,440
Salt Verde Financial Corp., 5.25% due 12/1/2022 (Salt River Project Agricultural Improvement and Power District)	BBB+/Baa1	2,000,000	2,356,040
Salt Verde Financial Corp., 5.25% due 12/1/2028 (Salt River Project Agricultural Improvement and Power District)	BBB+/Baa1	770,000	938,684
State of Arizona, 5.00% due 7/1/2019 (Insured: AGM)	AA/A1	7,280,000	8,186,360

ARKANSAS — 0.29%
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2031 (Fayetteville Campus)	NR/Aa2	1,000,000	1,198,860
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2032 (Fayetteville Campus)	NR/Aa2	655,000	781,893
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2033 (Fayetteville Campus)	NR/Aa2	1,000,000	1,185,240
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2034 (Fayetteville Campus)	NR/Aa2	1,000,000	1,178,490

CALIFORNIA — 6.43%
Alameda County Joint Powers Authority, 5.25% due 12/1/2027 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,000,000	1,232,240
Alameda County Joint Powers Authority, 5.25% due 12/1/2028 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,150,000	1,414,810
Alameda County Joint Powers Authority, 5.25% due 12/1/2029 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,500,000	1,842,465
Brentwood Infrastructure Financing Authority, 5.00% due 11/1/2026 (Insured: AGM)	AA/NR	2,000,000	2,259,360
California Educational Facilities Authority, 5.50% due 4/1/2029 (Pitzer College)	NR/A2	3,000,000	3,435,930
California HFFA, 5.00% due 11/15/2022 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,153,660
California HFFA, 5.00% due 3/1/2026 (Adventist Health System/West)	A/NR	3,020,000	3,595,401
California HFFA, 5.25% due 3/1/2027 (Dignity Health)	A/A3	5,250,000	6,180,247
California Infrastructure & Economic Development Bank, 5.75% due 8/15/2029 (King City Joint Union High School District)	AA-/NR	1,500,000	1,743,075
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB+/Baa3	2,000,000	2,106,540
California State Public Works Board, 5.00% due 6/1/2017 (University of California Multiple Campus Capital Projects; Insured: Natl-Re) (ETM)	AA+/Aaa	2,000,000	2,102,060
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	A+/A1	2,500,000	2,974,600
California Statewide Community Development Authority, 6.25% due 8/15/2028 pre-refunded 8/15/2018 (Enloe Medical Center; Insured: California Mtg Insurance)	AA-/NR	1,050,000	1,186,721
California Statewide Community Development Authority, 6.00% due 7/1/2030 pre-refunded 1/1/2019 (Aspire Public Schools)	NR/NR	7,015,000	7,959,850
Carson Redevelopment Agency, 6.25% due 10/1/2022 (Redevelopment Project Area No. 1)	A-/NR	1,620,000	1,881,274
Carson Redevelopment Agency, 6.375% due 10/1/2024 (Redevelopment Project Area No. 1)	A-/NR	1,300,000	1,495,975

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	$5,500,000	$5,516,060
Corona-Norco USD COP, 5.00% due 4/15/2018 (Insured: AGM)	AA/A1	1,245,000	1,347,775
Corona-Norco USD COP, 5.00% due 4/15/2021 (Insured: AGM)	AA/A1	1,000,000	1,146,690
Delano Financing Authority, 5.00% due 12/1/2025 (City of Delano Police Station and Woollomes Avenue Bridge)	A-/NR	2,555,000	2,794,020
El Camino Hospital District, 6.25% due 8/15/2017 (Insured: AMBAC) (ETM)	NR/NR	300,000	312,345
Franklin-McKinley School District GO, 5.25% due 8/1/2027 (Insured: Natl-Re)	NR/A1	1,000,000	1,226,300
Fresno USD GO, 6.00% due 8/1/2026 (Educational Facilities and Improvements; Insured: Natl-Re)	AA-/A3	1,165,000	1,424,049
Jurupa Public Financing Authority, 5.50% due 9/1/2025 (Eastvale Community Services; Insured: AGM)	AA/NR	1,195,000	1,486,592
Jurupa Public Financing Authority, 5.50% due 9/1/2027 (Eastvale Community Services; Insured: AGM)	AA/NR	1,335,000	1,636,296
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: AGM) (AMT)	AA/A2	1,120,000	1,133,026
M-S-R Energy Authority, 6.125% due 11/1/2029	BBB+/NR	2,500,000	3,277,700
North City West School Facilities Financing Authority, 5.00% due 9/1/2024 (Carmel Valley Schools; Insured: AGM)	AA/NR	1,080,000	1,303,301
Oakland USD GO, 5.00% due 8/1/2032 (County of Alameda Educational Facilities)	NR/NR	1,000,000	1,175,070
Oakland USD GO, 5.00% due 8/1/2033 (County of Alameda Educational Facilities)	NR/NR	1,000,000	1,168,820
Oakland USD GO, 5.00% due 8/1/2034 (County of Alameda Educational Facilities)	NR/NR	1,000,000	1,160,840
Redwood City Redevelopment Agency, 0% due 7/15/2023 (Redevelopment Area A-2; Insured: AMBAC)	A-/NR	2,065,000	1,676,801
San Jose Redevelopment Agency, 5.25% due 8/1/2027 (Merged Area Redevelopment Project)	A/A2	2,400,000	2,724,480
San Jose Redevelopment Agency, 5.375% due 8/1/2028 (Merged Area Redevelopment Project)	A/A2	1,175,000	1,339,923
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA+/Aaa	3,000,000	2,883,060
Saratoga Union School District GO, 0% due 9/1/2023 (Insured: Natl-Re)	AA+/Aa2	900,000	774,792
[a] Southern California Public Power Authority, 1.00% due 7/1/2036 put 4/1/2016 (Magnolia Power Project; LOC: U.S. Bank, N.A.) (daily demand notes)	AAA/Aa1	5,375,000	5,375,000
State of California GO, 5.25% due 9/1/2026 (Kindergarten University Facilities)	AA-/Aa3	5,000,000	6,032,600
Tuolumne Wind Project Authority, 5.875% due 1/1/2029 (Tuolumne Co.)	AA-/A2	3,000,000	3,404,460
Turlock Irrigation District, 5.00% due 1/1/2021	AA-/A2	1,750,000	2,009,770
William S. Hart Union High School District GO, 0% due 9/1/2021 (Educational Facilities)	AA/A2	800,000	725,472

COLORADO — 0.80%
Denver Convention Center Hotel Authority, 5.25% due 12/1/2023 (Insured: Syncora)	BBB-/Baa3	2,530,000	2,604,281
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 pre-refunded 11/1/2017 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/Aaa	1,220,000	1,304,802
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/A2	1,335,000	1,407,744
Park Creek Metropolitan District, 5.25% due 12/1/2020 pre-refunded 12/1/2019 (Insured: AGM)	AA/NR	1,120,000	1,286,779
Regional Transportation District COP, 5.50% due 6/1/2022 (FasTracks Transportation System)	A/Aa3	3,000,000	3,528,960
Regional Transportation District COP, 5.00% due 6/1/2028 (North Metro Rail Line)	A/Aa3	1,550,000	1,816,445

CONNECTICUT — 1.30%
City of Hartford GO, 5.00% due 7/1/2031 (Various Public Improvements; Insured: AGM)	AA/A2	1,700,000	1,993,777
Connecticut Health & Educational Facilities Authority, 5.75% due 7/1/2029 (Ethel Walker School)	BBB/NR	1,350,000	1,433,079
Connecticut Housing Finance Authority, 0.35% due 5/15/2039 put 4/1/2016 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	13,885,000	13,885,000
State of Connecticut GO Floating Rate Note, 0.81% due 9/15/2017 (Public Facility Improvements)	AA/Aa3	2,000,000	1,992,380

DELAWARE — 0.04%
Delaware Solid Waste Authority, 5.00% due 6/1/2021 (Capital Improvement Program; Insured: Natl-Re)	AA+/Aa3	615,000	619,785

DISTRICT OF COLUMBIA — 0.60%
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC) (ETM)	NR/NR	1,000,000	1,038,080
Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: AGM)	AA/A3	4,890,000	3,968,822
Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: AGM)	AA/A3	5,000,000	3,895,750

FLORIDA — 5.42%
Broward County School Board COP, 5.00% due 7/1/2030 (Educational Facilities)	A+/Aa3	1,250,000	1,489,538
Broward County School Board COP, 5.00% due 7/1/2032 (Educational Facilities)	A+/Aa3	2,000,000	2,352,740
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 pre-refunded 3/1/2017 (Beach Community Redevelopment; Insured: Syncora)	NR/A3	3,000,000	3,120,120
City of Jacksonville, 5.00% due 10/1/2026 (Better Jacksonville Plan)	A+/A1	2,075,000	2,459,954
City of Lakeland, 5.00% due 10/1/2018 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	2,000,000	2,207,500
City of Lakeland, 5.25% due 10/1/2027 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	3,680,000	4,810,570
City of Lakeland, 5.25% due 10/1/2036 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	2,770,000	3,719,168
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility; Insured: AMBAC)	NR/NR	1,510,000	1,608,044
Florida Department of Management Services, 5.00% due 9/1/2018 (Financing or Acquisition of State-Owned Office Buildings; Insured: AMBAC)	AA+/Aa2	500,000	506,985
Florida Department of Management Services COP, 3.50% due 8/1/2016 (Correctional Facilities Construction and Improvements; Insured: AGM)	AA+/Aa2	500,000	505,090

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Florida Municipal Loan Council, 5.00% due 10/1/2020 (Insured: Natl-Re)	AA-/A3	$1,000,000	$1,058,560
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: Natl-Re)	AA-/A3	2,235,000	2,361,054
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	AA+/NR	2,090,000	2,098,130
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	AA+/NR	2,255,000	2,263,772
Lake County School Board COP, 5.00% due 6/1/2026 (School District Facility Projects)	A/NR	1,210,000	1,425,937
Manatee County, 5.00% due 10/1/2026 (Public Utilities System Improvements)	NR/Aa2	370,000	457,235
Manatee County, 5.00% due 10/1/2027 (Public Utilities System Improvements)	NR/Aa2	470,000	576,493
Manatee County, 5.00% due 10/1/2028 (Public Utilities System Improvements)	NR/Aa2	1,030,000	1,256,322
Manatee County, 5.00% due 10/1/2031 (Public Utilities System Improvements)	NR/Aa2	2,675,000	3,210,990
Manatee County, 5.00% due 10/1/2033 (Public Utilities System Improvements)	NR/Aa2	1,535,000	1,824,869
Miami-Dade County Aviation Department, 5.00% due 10/1/2028	A/A2	1,000,000	1,206,310
Miami-Dade County Aviation Department, 5.00% due 10/1/2029	A/A2	1,335,000	1,601,586
Miami-Dade County Aviation Department, 5.00% due 10/1/2030	A/A2	1,000,000	1,193,120
Miami-Dade County Aviation Department, 5.00% due 10/1/2031	A/A2	2,000,000	2,372,340
Miami-Dade County Educational Facilities Authority, 5.25% due 4/1/2024 (University of Miami; Insured: AMBAC)	A-/A3	1,000,000	1,231,280
Miami-Dade County GO, 5.00% due 10/1/2023 (Seaport Properties)	AA/Aa2	1,040,000	1,224,257
Miami-Dade County GO, 6.25% due 7/1/2026 (Building Better Communities)	AA/Aa2	2,130,000	2,384,279
Miami-Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A/A1	3,035,000	3,591,983
Miami-Dade County School Board COP, 5.25% due 5/1/2022 pre-refunded 5/1/2018 (Insured: AGM)	AA/A1	2,600,000	2,839,512
Miami-Dade County School Board COP, 5.00% due 5/1/2030	A/A1	3,250,000	3,837,990
Orange County HFA, 6.25% due 10/1/2016 (Orlando Health, Inc.; Insured: Natl-Re)	AA-/A2	795,000	812,124
Orange County HFA, 5.125% due 10/1/2026 (Orlando Health, Inc.)	A/A2	2,000,000	2,225,500
Palm Beach County HFA, 5.00% due 12/1/2025 (Boca Raton Regional Hospital)	BBB+/NR	500,000	591,955
Palm Beach County School Board COP, 5.00% due 8/1/2032 pre-refunded 8/1/2016	NR/Aa3	1,500,000	1,522,455
Sarasota County Public Hospital Board, 0.598% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	AA-/A1	2,000,000	2,071,960
School Board of Broward County COP, 5.00% due 7/1/2020 pre-refunded 7/1/2016 (Educational Facilities and Equipment; Insured: AGM)	AA/Aa3	1,000,000	1,011,370
School Board of Broward County COP, 5.00% due 7/1/2026 (Educational Facilities and Equipment)	A+/Aa3	3,000,000	3,508,950
School Board of Broward County COP, 5.00% due 7/1/2027 (Educational Facilities and Equipment)	A+/Aa3	2,000,000	2,320,220
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	AA/Aa3	1,500,000	1,586,925
Sunshine State Governmental Finance Commission, 5.00% due 9/1/2028 (Miami-Dade County Program)	AA-/Aa3	3,500,000	4,139,135

GEORGIA — 3.30%
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2024 (UGAREF Bolton Commons, LLC)	NR/Aa2	485,000	589,430
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2025 (UGAREF Bolton Commons, LLC)	NR/Aa2	510,000	615,397
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2027 (UGAREF Bolton Commons, LLC)	NR/Aa2	735,000	872,349
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2028 (UGAREF Bolton Commons, LLC)	NR/Aa2	590,000	697,038
Athens-Clarke County Unified Government Development Authority, 0.35% due 7/1/2035 put 4/1/2016 (University of Georgia Athletic Association; LOC: Wells Fargo Bank, N.A.) (daily demand notes)	NR/Aa1	15,530,000	15,530,000
City of Atlanta, 5.50% due 11/1/2022 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	530,000	644,560
City of Atlanta, 5.50% due 11/1/2024 (Water & Wastewater System; Insured: AGM)	AA/Aa3	5,000,000	5,694,150
Clarke County Hospital Authority, 5.00% due 1/1/2023 (Athens Regional Medical Center)	AA/Aa1	2,060,000	2,450,720
Clarke County Hospital Authority, 5.00% due 1/1/2024 (Athens Regional Medical Center)	AA/Aa1	2,310,000	2,718,916
Clarke County Hospital Authority, 5.00% due 1/1/2025 (Athens Regional Medical Center)	AA/Aa1	525,000	612,927
Clarke County Hospital Authority, 5.00% due 1/1/2026 (Athens Regional Medical Center)	AA/Aa1	725,000	842,566
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	3,000,000	3,397,860
[b] Gwinnett County School District GO, 4.50% due 10/1/2017 (Capital Projects)	AAA/Aaa	7,000,000	7,408,100
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	AA-/A1	665,000	694,772
State of Georgia GO, 5.00% due 12/1/2016 (Various Capital Outlay Projects)	AAA/Aaa	4,790,000	4,934,754
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2024 (South Medical Center)	AA-/Aa2	1,200,000	1,402,788

GUAM — 2.79%
Government of Guam, 5.00% due 11/15/2031 (Economic Development)	A/NR	5,500,000	6,398,315
Government of Guam, 5.00% due 11/15/2032 (Economic Development)	A/NR	12,000,000	13,884,000
Government of Guam, 5.00% due 11/15/2033 (Economic Development)	A/NR	10,500,000	12,110,700
Guam Power Authority, 5.00% due 10/1/2023 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,401,120
Guam Power Authority, 5.00% due 10/1/2024 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,410,660
Guam Power Authority, 5.00% due 10/1/2025 (Electric Power System; Insured: AGM)	AA/A2	2,500,000	3,000,125
Guam Waterworks Authority, 5.25% due 7/1/2024 (Water and Wastewater System)	A-/Baa2	1,000,000	1,197,780

HAWAII — 1.24%
County of Hawaii GO, 5.00% due 9/1/2033	AA-/Aa2	1,250,000	1,526,625
State of Hawaii GO, 5.00% due 12/1/2016	AA/Aa2	4,915,000	5,062,942
State of Hawaii GO, 5.00% due 12/1/2027 pre-refunded 12/1/2021	NR/NR	145,000	175,154
State of Hawaii GO, 5.00% due 12/1/2027	AA/Aa2	9,855,000	11,704,488

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
ILLINOIS — 7.01%
Board of Trustees of Southern Illinois University, 5.25% due 4/1/2019 (Housing & Auxiliary Facilities; Insured: Natl-Re)	AA-/A3	$1,000,000	$1,113,660
Chicago Housing Authority, 5.00% due 7/1/2018 pre-refunded 7/1/2016 (Low-Income Public Housing Program; Insured: AGM)	NR/A2	5,295,000	5,351,445
Chicago O’Hare International Airport, 5.00% due 1/1/2019 (2015 Airport Projects)	A/NR	1,000,000	1,105,630
Chicago O’Hare International Airport, 5.00% due 1/1/2020 (2015 Airport Projects)	A/NR	1,000,000	1,136,550
Chicago O’Hare International Airport, 5.00% due 1/1/2021 (2015 Airport Projects)	A/NR	1,000,000	1,162,860
Chicago Park District GO, 5.00% due 1/1/2025 (Capital Improvement Plan)	AA+/NR	1,000,000	1,138,820
Chicago Park District GO, 5.00% due 1/1/2027 (Capital Improvement Plan)	AA+/NR	1,945,000	2,180,695
Chicago Park District GO, 5.00% due 1/1/2028 (Capital Improvement Plan)	AA+/NR	3,450,000	3,850,510
Chicago Park District GO, 5.00% due 1/1/2029 (Capital Improvement Plan)	AA+/NR	1,995,000	2,216,505
Chicago Park District GO, 5.00% due 1/1/2030 (Capital Improvement Plan)	AA+/NR	3,500,000	3,865,995
Chicago Transit Authority, 5.00% due 12/1/2018 (Bombardier Transit Rail System)	AA/A1	1,500,000	1,625,820
City of Chicago, 5.00% due 1/1/2019 (Midway Airport; Insured: AMBAC) (AMT)	A/A3	1,210,000	1,214,513
City of Chicago, 5.00% due 1/1/2028 (Wastewater Transmission System)	A/NR	5,365,000	6,066,045
City of Chicago, 5.00% due 1/1/2029 (Wastewater Transmission System)	A/NR	2,500,000	2,806,450
City of Chicago, 5.75% due 11/1/2030 (Water System; Insured: AMBAC)	AA+/Aa1	1,270,000	1,604,708
City of Chicago, 5.00% due 1/1/2032 (Midway Airport)	A/A3	4,805,000	5,461,363
City of Chicago, 5.00% due 1/1/2033 (Midway Airport)	A/A3	5,000,000	5,697,850
City of Chicago, 5.25% due 1/1/2034 (Midway Airport)	A/A3	4,700,000	5,344,699
City of Chicago GO, 5.00% due 1/1/2020 (Municipal Facilities Projects; Insured: AMBAC)	BBB+/Ba1	1,000,000	1,020,980
City of Chicago GO, 5.00% due 12/1/2022 (Modern Schools Across Chicago Program; Insured: AMBAC)	BBB+/Ba1	415,000	423,109
City of Chicago GO, 5.00% due 12/1/2024 (Modern Schools Across Chicago Program; Insured: AMBAC)	BBB+/Ba1	500,000	509,600
City of Mount Vernon GO, 4.00% due 12/15/2025 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,900,000	2,029,523
City of Waukegan GO, 5.00% due 12/30/2016 (Insured: AGM)	NR/A2	1,500,000	1,543,785
City of Waukegan GO, 5.00% due 12/30/2017 (Insured: AGM)	NR/A2	1,680,000	1,784,160
City of Waukegan GO, 5.00% due 12/30/2018 (Insured: AGM)	NR/A2	2,000,000	2,183,340
Community College District No. 525 GO, 6.25% due 6/1/2024 (Joliet Junior College)	AA/NR	500,000	554,070
Cook County Community College District No. 508 GO, 5.25% due 12/1/2026 (City Colleges of Chicago)	AA/NR	1,000,000	1,154,080
Cook County GO, 5.25% due 11/15/2024	AA/A2	3,000,000	3,310,350
Cook County School District No. 104 GO, 0% due 12/1/2022 (Argo Summit Elementary School Facilities; Insured: AGM) (ETM)	NR/NR	2,000,000	1,792,360
Forest Preserve District of DuPage County GO, 4.00% due 11/1/2022 (Land Acquisition and Development)	AAA/NR	750,000	864,735
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center) (ETM)	AA-/Aaa	1,000,000	1,025,530
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 pre-refunded 11/1/2018 (Rush University Medical Center)	AA-/Aaa	1,000,000	1,123,920
Illinois Finance Authority, 5.00% due 11/1/2016 (Central DuPage Health)	AA+/Aa2	2,000,000	2,047,860
Illinois Finance Authority, 5.00% due 11/1/2017 (Central DuPage Health)	AA+/Aa2	2,000,000	2,123,480
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: Syncora)	A/NR	1,000,000	1,048,790
Illinois Finance Authority, 6.125% due 11/1/2023 pre-refunded 11/1/2018 (Advocate Health Care Network)	AA/Aa2	5,175,000	5,865,759
Illinois Finance Authority, 5.00% due 8/15/2024 (Silver Cross Hospital and Medical Centers)	NR/Baa1	1,000,000	1,172,130
Illinois Finance Authority, 5.00% due 11/15/2033 (Rush University Medical Center)	A+/A1	1,000,000	1,159,410
Illinois Finance Authority, 0.35% due 8/15/2038 put 4/1/2016 (Northwestern Memorial Hospital; SPA: Northern Trust Co.) (daily demand notes)	AA+/Aa2	2,000,000	2,000,000
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center I, Inc.; Collateralized: GNMA)	NR/Aa1	430,000	431,944
Illinois Toll Highway Authority, 5.00% due 1/1/2037 (Move Illinois Program)	AA-/Aa3	5,550,000	6,440,553
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM) (ETM)	NR/Aa2	45,000	44,768
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM)	NR/Aa2	955,000	946,119
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2022 (McCormick Place Expansion Project)	BBB+/NR	1,000,000	1,145,710
Niles Park District GO, 2.00% due 12/1/2016 (Parks and Recreation Projects)	NR/Aa2	330,000	332,574
Niles Park District GO, 3.00% due 12/1/2017 (Parks and Recreation Projects)	NR/Aa2	340,000	351,907
Niles Park District GO, 3.00% due 12/1/2018 (Parks and Recreation Projects)	NR/Aa2	350,000	366,888
Niles Park District GO, 3.00% due 12/1/2019 (Parks and Recreation Projects)	NR/Aa2	360,000	381,726
Niles Park District GO, 3.00% due 12/1/2020 (Parks and Recreation Projects)	NR/Aa2	370,000	395,608
State of Illinois, 5.00% due 6/15/2018	AAA/NR	2,000,000	2,175,640
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: Natl-Re)	NR/Aa3	1,205,000	1,824,683
Village of Tinley Park GO, 4.00% due 12/1/2021	AA+/NR	585,000	659,909
Village of Tinley Park GO, 5.00% due 12/1/2024	AA+/NR	870,000	1,053,770

INDIANA — 3.96%
Board of Trustees for the Vincennes University, 5.375% due 6/1/2022	NR/Aa3	895,000	1,057,049
City of Carmel Redevelopment Authority, 0% due 2/1/2021 (Performing Arts Center)	AA+/Aa1	2,000,000	1,834,560
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 (Performing Arts Center)	NR/NR	2,730,000	3,025,058
City of Petersburg, 5.40% due 8/1/2017 (Indianapolis Power and Light Company; Insured: Natl-Re/IBC)	AA-/A2	1,325,000	1,404,182
Clay Multi-School Building Corp., 5.00% due 1/15/2018 (State Aid Withholding)	AA+/NR	1,735,000	1,860,302
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 pre-refunded 2/1/2017 (Harrison Square; Insured: AGM)	NR/Aa2	2,290,000	2,373,677
Franklin Township Multi-School Building Corp., 5.00% due 7/10/2017 (Franklin Central High School) (State Aid Withholding)	AA+/NR	630,000	664,297

Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Hobart Building Corp., 6.50% due 7/15/2019 (Insured: Natl-Re) (State Aid Withholding)	AA+/A3	$1,000,000	$1,155,060
Indiana Bond Bank, 5.25% due 10/15/2020 (Natural Gas Utility Improvements)	NR/A3	5,340,000	6,157,073
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional Health Financing Program; Insured: AMBAC)	AA/NR	2,000,000	2,429,600
Indiana Finance Authority, 5.00% due 3/1/2019 (Indiana University Health)	AA-/Aa3	5,000,000	5,576,050
Indiana Finance Authority, 5.00% due 11/1/2021 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	605,000	667,593
Indiana Finance Authority, 5.25% due 9/15/2022 (Marian University)	BBB-/NR	2,480,000	2,681,004
Indiana Finance Authority, 5.25% due 9/15/2023 (Marian University)	BBB-/NR	2,605,000	2,796,129
Indiana Finance Authority, 0.38% due 2/1/2037 put 4/1/2016 (Stadium Project; SPA: JPMorgan Chase Bank, N.A.) (dailydemand notes)	AA+/Aa2	12,300,000	12,300,000
Indiana Health and Educational Facility Financing Authority, 4.10% due 11/15/2046 put 11/3/2016 (Ascension Health Senior Credit Group)	AA+/Aa2	1,000,000	1,020,430
Indiana Health Facility Financing Authority, 5.00% due 11/15/2034 (Ascension Health Credit Group)	NR/Aa2	1,325,000	1,580,447
Indiana Health Facility Financing Authority, 5.00% due 11/15/2035 (Ascension Health Credit Group)	NR/Aa2	5,000,000	5,936,000
Indiana Health Facility Financing Authority, 5.00% due 11/15/2036 (Ascension Health Credit Group)	NR/Aa2	2,000,000	2,365,120
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 pre-refunded 8/1/2016 (146th Street Extension)	AA/NR	1,000,000	1,015,160
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 pre-refunded 8/1/2016 (146th Street Extension)	AA/NR	1,000,000	1,015,160

IOWA — 0.32%
Iowa Finance Authority, 5.00% due 2/15/2030 (UnityPoint Health)	NR/Aa3	2,250,000	2,637,135
Iowa Finance Authority, 5.00% due 2/15/2032 (UnityPoint Health)	NR/Aa3	1,850,000	2,147,036

KANSAS — 0.14%
Johnson County Community College GO, 4.00% due 9/1/2016 (Various Capital Improvements)	NR/Aaa	1,460,000	1,482,206
Kansas Development Finance Authority, 5.00% due 6/1/2020 (Wichita State University)	NR/Aa3	575,000	662,544

KENTUCKY — 2.20%
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2019 (Project No. 112)	A/Aa3	5,870,000	6,624,178
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2020 (Project No. 112)	A/Aa3	4,385,000	5,054,151
[b] Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2021 (Project No. 112)	A/Aa3	5,990,000	7,005,964
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2022 (Project No. 112)	A/Aa3	6,960,000	8,258,249
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2023 (Project No. 112)	A/Aa3	2,440,000	2,929,488
Louisville/Jefferson County Metro Government, 5.25% due 10/1/2026 (Norton Suburban Hospital and Kosair Children’s Hospital)	A-/NR	2,320,000	2,771,356

LOUISIANA — 2.77%
City of New Orleans, 6.00% due 6/1/2024 pre-refunded 6/1/2019 (Sewerage System; Insured: AGM)	AA/A3	750,000	869,228
City of New Orleans GO, 4.00% due 12/1/2016 (Public Improvements)	A+/A3	2,320,000	2,370,901
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2030	AA-/Aa3	1,170,000	1,406,586
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2031	AA-/Aa3	2,655,000	3,171,105
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2032	AA-/Aa3	3,000,000	3,567,480
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2023	A+/NR	1,230,000	1,395,730
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2025	A+/NR	1,350,000	1,525,406
Law Enforcement District of the Parish of Plaquemines, 5.15% due 9/1/2027	A+/NR	1,490,000	1,681,078
Law Enforcement District of the Parish of Plaquemines, 5.30% due 9/1/2029	A+/NR	1,650,000	1,865,110
Louisiana Energy and Power Authority, 5.25% due 6/1/2029 (LEPA Unit No. 1; Insured: AGM)	AA/A2	1,000,000	1,191,190
Louisiana Energy and Power Authority, 5.25% due 6/1/2030 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,955,000	3,505,487
Louisiana Energy and Power Authority, 5.25% due 6/1/2031 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,145,000	2,534,403
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	AA/A3	1,590,000	1,663,903
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: AGM) (AMT)	AA/A2	1,000,000	1,072,080
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: AGM)	AA/A2	2,000,000	2,134,760
New Orleans Regional Transit Authority, 5.00% due 12/1/2023 (Insured: AGM)	AA/Aa3	1,000,000	1,148,790
New Orleans Regional Transit Authority, 5.00% due 12/1/2024 (Insured: AGM)	AA/Aa3	1,000,000	1,144,440
Office Facilities Corp., 5.00% due 3/1/2019 (Louisiana State Capitol Complex Program)	AA-/A1	390,000	433,263
Parish of Lafourche, 5.00% due 1/1/2024 (Roads, Highways and Bridges)	AA-/NR	1,065,000	1,289,033
Parish of Lafourche, 5.00% due 1/1/2025 (Roads, Highways and Bridges)	AA-/NR	2,620,000	3,200,906
St. Tammany Parish, 5.00% due 6/1/2019 pre-refunded 6/1/2016 (Insured: CIFG)	AA/NR	1,300,000	1,322,971
St. Tammany Parish, 5.00% due 6/1/2020 pre-refunded 6/1/2016 (Insured: CIFG)	AA/NR	1,000,000	1,017,670
Terrebonne Parish Hospital Service District 1, 5.00% due 4/1/2028 (General Medical Center)	A+/A2	1,500,000	1,669,410

MARYLAND — 0.96%
County of Montgomery GO, 5.00% due 12/1/2016 (Consolidated Public Improvements)	AAA/Aaa	8,300,000	8,550,826
County of Montgomery GO, 0.35% due 6/1/2026 put 4/1/2016 (Consolidated Public Improvements; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AAA/Aaa	650,000	650,000
County of Montgomery GO, 0.39% due 6/1/2026 put 4/1/2016 (Consolidated Public Improvements; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AAA/Aaa	5,100,000	5,100,000

12    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
MASSACHUSETTS — 1.10%
Massachusetts Bay Transportation Authority, 5.25% due 7/1/2030 (Transportation Capital Program)	AAA/Aa1	$1,000,000	$1,330,770
Massachusetts Development Finance Agency, 5.00% due 7/1/2019 (CareGroup Healthcare System)	A-/A3	2,800,000	3,122,896
Massachusetts Development Finance Agency, 5.00% due 7/1/2020 (CareGroup Healthcare System)	A-/A3	5,000,000	5,711,150
Massachusetts Development Finance Agency, 5.00% due 7/1/2021 (CareGroup Healthcare System)	A-/A3	2,330,000	2,710,745
Massachusetts DFA, 5.50% due 10/1/2025 (Simmons College)	BBB+/Baa1	460,000	551,149
Massachusetts DFA, 5.50% due 10/1/2028 (Simmons College)	BBB+/Baa1	1,330,000	1,577,340
Massachusetts Educational Financing Authority, 5.50% due 1/1/2022 (Higher Education Student Loans)	AA/NR	1,130,000	1,276,539

MICHIGAN — 5.45%
Board of Governors of Wayne State University, 5.00% due 11/15/2031 (Educational Facilities and Equipment)	AA-/Aa3	1,010,000	1,186,750
Brighton Area Schools GO, 5.00% due 5/1/2016 (Livingston County School Building and Site; Insured: Q-SBLF)	NR/Aa1	370,000	371,376
City of Troy GO, 5.00% due 10/1/2016 (Public Safety Facilities and City Hall)	AAA/NR	1,060,000	1,082,059
City of Troy GO, 5.00% due 11/1/2025 (Downtown Development Authority-Community Center Facilities)	AAA/NR	300,000	358,992
County of Genesee, 5.00% due 11/1/2024 (Water Supply System; Insured: BAM)	AA/A2	610,000	719,910
County of Genesee, 5.00% due 11/1/2025 (Water Supply System; Insured: BAM)	AA/A2	345,000	404,202
County of Genesee, 5.25% due 11/1/2026 (Water Supply System; Insured: BAM)	AA/A2	900,000	1,063,143
County of Genesee, 5.25% due 11/1/2027 (Water Supply System; Insured: BAM)	AA/A2	1,375,000	1,613,342
County of Genesee, 5.25% due 11/1/2028 (Water Supply System; Insured: BAM)	AA/A2	645,000	750,974
County of Genesee, 5.00% due 11/1/2029 (Water Supply System; Insured: BAM)	AA/A2	1,210,000	1,384,663
County of Genesee, 5.00% due 11/1/2030 (Water Supply System; Insured: BAM)	AA/A2	1,195,000	1,361,452
County of Genesee, 5.125% due 11/1/2032 (Water Supply System; Insured: BAM)	AA/A2	750,000	855,367
Detroit City School District GO, 5.25% due 5/1/2026 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa1	3,150,000	3,784,000
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa1	1,100,000	1,337,314
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: AGM)	AA/A2	2,000,000	2,179,080
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 (Bronson Hospital; Insured: AGM)	NR/A2	2,470,000	2,797,398
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2026 (Bronson Hospital)	NR/A2	1,285,000	1,440,112
Michigan Finance Authority, 5.00% due 4/1/2026 (Government Loan Program)	A+/NR	1,580,000	1,776,631
Michigan Finance Authority, 5.00% due 8/1/2031 (Beaumont Health Credit Group)	A/A1	19,080,000	22,257,011
Michigan Finance Authority, 5.00% due 8/1/2032 (Beaumont Health Credit Group)	A/A1	12,000,000	13,949,640
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	930,000	988,581
Michigan State Building Authority, 0% due 10/15/2025 pre-refunded 10/15/2016 (Insured: Nat’l-Re)	AA-/Aa2	2,790,000	1,796,230
Michigan State Building Authority, 0% due 10/15/2025 (Insured: Nat’l-Re)	AA-/Aa2	2,210,000	1,416,301
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 pre-refunded 11/15/2017 (Edward W. Sparrow Hospital Association)	NR/NR	1,520,000	1,623,193
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Edward W. Sparrow Hospital Association)	A+/A1	620,000	656,636
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 pre-refunded 7/15/2017 (Oakwood Health System)	A/A1	3,000,000	3,166,560
Michigan State Hospital Finance Authority, 5.625% due 11/15/2029 (Henry Ford Health System)	A-/A3	2,500,000	2,869,375
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa3	1,000,000	1,098,380
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2016 (William Beaumont Hospital) (ETM)	NR/A1	2,000,000	2,031,660
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 pre-refunded 9/1/2018 (William Beaumont Hospital)	NR/Aaa	2,540,000	2,974,340
State of Michigan, 5.50% due 11/1/2020 (Trunk Line Fund; Insured: AGM)	AA+/Aa2	1,500,000	1,783,320

MINNESOTA — 0.45%
Housing & Redevelopment Authority of the City of St. Paul, 5.25% due 5/15/2020 pre-refunded 11/15/2016 (HealthPartners Health System)	A/Aaa	1,965,000	2,022,240
Minnesota Agriculture & Economic Development Board, 5.50% due 2/15/2025 (Essentia Health; Insured: AGM)	AA/NR	2,500,000	2,873,650
State of Minnesota GO, 5.00% due 8/1/2016 (State Trunk Highway System)	AA+/Aa1	1,745,000	1,771,786

MISSISSIPPI — 0.64%
Mississippi Development Bank, 5.00% due 7/1/2022 (City of Canton Parking Facilities)	NR/NR	1,935,000	2,089,606
Mississippi Development Bank, 5.25% due 8/1/2027 (Department of Corrections)	AA-/NR	3,415,000	3,908,809
Mississippi Development Bank GO, 5.00% due 3/1/2025 (Capital City Convention Center)	AA-/A3	2,850,000	3,484,353

MISSOURI — 1.55%
Kansas City Metropolitan Community Colleges Building Corp., 5.00% due 7/1/2017 pre-refunded 7/1/2016 (Junior College District; Insured: Natl-Re)	NR/A3	1,000,000	1,011,450
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	A-/NR	1,000,000	1,039,860
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	A-/NR	2,000,000	2,079,720
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	A-/NR	2,000,000	2,139,060
Missouri Development Finance Board, 0.35% due 12/1/2033 put 4/1/2016 (The Nelson Gallery Foundation; SPA: Northern Trust Co.) (daily demand notes)	AAA/Aaa	700,000	700,000
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2019 (Webster University)	NR/A2	2,235,000	2,484,873
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2021 (Webster University)	NR/A2	2,520,000	2,917,026

Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Missouri Health and Educational Facilities Authority, 0.35% due 3/1/2040 put 4/1/2016 (Washington University; SPA: U.S. Bank, N.A.) (daily demand notes)	AAA/Aaa	$7,000,000	$7,000,000
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Public Improvements) (ETM)	NR/NR	515,000	545,818
Tax Increment Financing Commission of Kansas City, 5.00% due 5/1/2022 (Union Hill Redevelopment Project)	NR/NR	2,915,000	3,088,355

NEVADA — 0.88%
Carson City, 5.00% due 9/1/2027 (Carson Tahoe Regional Medical Center)	BBB+/NR	2,450,000	2,741,084
Washoe County GO, 5.00% due 7/1/2026 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	5,000,000	5,772,250
Washoe County GO, 5.00% due 7/1/2029 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,338,320
Washoe County GO, 5.00% due 7/1/2032 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,288,980

NEW HAMPSHIRE — 1.57%
New Hampshire Health and Education Facilities Authority, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,064,670
New Hampshire Health and Education Facilities Authority, 0.39% due 7/1/2033 put 4/1/2016 (University System of New Hampshire; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	A+/Aa3	11,685,000	11,685,000
New Hampshire Health and Education Facilities Authority, 0.39% due 7/1/2035 put 4/1/2016 (University System of New Hampshire; SPA: U.S. Bank, N.A.) (daily demand notes)	A+/Aa3	3,610,000	3,610,000
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2026	AA+/Aa2	1,860,000	2,270,651
State of New Hampshire, 5.00% due 2/1/2022 (Turnpike System)	A+/A1	2,250,000	2,693,520
State of New Hampshire, 5.00% due 2/1/2024 (Turnpike System)	A+/A1	1,755,000	2,080,816

NEW JERSEY — 2.31%
Burlington County Bridge Commission, 4.00% due 12/1/2017 (County Governmental Loan Program)	AA/Aa2	850,000	896,146
Cape May County Industrial Pollution Control Financing Authority, 6.80% due 3/1/2021 (Atlantic City Electric Company; Insured: Natl-Re)	AA-/A3	560,000	675,937
Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re)	NR/Aa2	2,500,000	3,208,975
New Jersey EDA, 5.00% due 3/1/2026 (School Facilities Construction)	A-/A3	2,000,000	2,173,240
New Jersey EDA, 5.50% due 9/1/2026 (School Facilities Construction; Insured: AMBAC)	A-/A3	3,000,000	3,502,740
New Jersey EDA, 5.50% due 9/1/2027 (School Facilities Construction; Insured: Natl-Re)	AA-/A3	1,700,000	2,039,558
New Jersey EDA, 5.00% due 6/15/2029 (School Facilities Construction)	A-/A3	12,890,000	13,982,170
New Jersey State Health Care Facilities Financing Authority, 5.00% due 7/1/2027 (Virtua Health)	AA-/NR	2,000,000	2,364,920
New Jersey State Health Care Facilities Financing Authority, 5.00% due 7/1/2028 (Virtua Health)	AA-/NR	1,000,000	1,173,190
New Jersey Water Supply Authority, 5.00% due 8/1/2019 (Manasquan Reservoir Water Supply System; Insured: Natl-Re)	AA/Aa3	635,000	637,502
Passaic Valley Sewage Commissioners GO, 5.75% due 12/1/2022	NR/A3	3,000,000	3,650,520

NEW MEXICO — 0.87%
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	3,000,000	3,336,750
City of Las Cruces, 5.00% due 6/1/2030 (NMFA Loan)	NR/Aa3	2,040,000	2,315,298
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,130,000	2,253,881
New Mexico Hospital Equipment Loan Council, 0.50% due 8/1/2034 put 4/7/2016 (Presbyterian Healthcare Services; SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AA/Aa3	5,000,000	5,000,000

NEW YORK — 8.28%
City of New York GO, 0.36% due 8/1/2020 put 4/1/2016 (Capital Projects; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	100,000	100,000
City of New York GO, 0.38% due 8/1/2020 put 4/1/2016 (Capital Projects; Insured: AGM; SPA: State Street Bank & Trust Co.) (daily demand notes)	AA/Aa2	2,000,000	2,000,000
City of New York GO, 0.38% due 8/1/2023 put 4/1/2016 (Capital Projects SPA; State Street Bank & Trust Co.) (daily demand notes)	AA/Aa2	900,000	900,000
City of New York GO, 0.36% due 10/1/2023 put 4/1/2016 (Capital Projects; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	1,100,000	1,100,000
City of New York GO, 5.00% due 8/1/2027 (City Budget Financial Management)	AA/Aa2	4,530,000	5,486,962
City of New York GO, 5.00% due 8/1/2030 (City Budget Financial Management)	AA/Aa2	5,000,000	6,058,050
City of New York GO, 5.00% due 8/1/2031 (City Budget Financial Management)	AA/Aa2	4,000,000	4,821,360
City of New York GO, 0.39% due 8/1/2035 put 4/1/2016 (Capital Projects) (daily demand notes)	AA/Aa2	6,000,000	6,000,000
City of New York GO, 0.36% due 1/1/2036 put 4/1/2016 (Gowanus Canal Site; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA/Aa2	4,800,000	4,800,000
City of New York GO, 0.36% due 3/1/2040 put 4/1/2016 (Capital Projects) (daily demand notes)	AA/Aa2	100,000	100,000
County of Nassau GO, 5.00% due 4/1/2026 (Insured: BAM)	AA/NR	1,300,000	1,570,335
Erie County Industrial Development Agency, 5.00% due 5/1/2019 (City of Buffalo School District)	AA/Aa2	3,000,000	3,368,640
Erie County Industrial Development Agency, 5.00% due 5/1/2027 (City of Buffalo School District) (State Aid Withholding)	AA/Aa2	5,000,000	6,052,200
Lake Placid Central School District GO, 5.00% due 6/15/2017 (Educational Facilities; Insured: Natl-Re) (State Aid Withholding)	NR/Aa3	305,000	320,396
Metropolitan Transportation Authority, 5.00% due 11/15/2016	AA-/A1	4,200,000	4,318,734

14    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
New York City Municipal Water Finance Authority, 0.36% due 6/15/2043 put 4/1/2016 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	$4,050,000	$4,050,000
New York City Municipal Water Finance Authority, 0.36% due 6/15/2050 put 4/1/2016 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	17,300,000	17,300,000
New York City Municipal Water Finance Authority, 0.36% due 6/15/2050 put 4/1/2016 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	7,350,000	7,350,000
New York City Transitional Finance Authority, 5.00% due 11/1/2016 pre-refunded 11/1/2016 (City Capital Projects) (ETM)	NR/NR	1,315,000	1,348,888
New York City Transitional Finance Authority, 0.55% due 11/1/2028 put 4/7/2016 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AAA/Aaa	2,500,000	2,500,000
New York City Transitional Finance Authority, 0.38% due 8/1/2031 put 4/1/2016 (City Capital Projects; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	25,000,000	25,000,000
New York State Dormitory Authority, 5.625% due 7/1/2016 (City University System)	AA/Aa2	365,000	369,504
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	850,000	858,823
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	AA/Aa2	500,000	582,280
New York State Dormitory Authority, 5.00% due 7/1/2023 (Miriam Osborn Memorial Home Assoc.)	NR/NR	2,180,000	2,367,175
New York State Dormitory Authority, 5.00% due 12/15/2027 (Metropolitan Transportation Authority & State Urban Development Corp.)	AAA/Aa1	2,500,000	3,030,300
New York State Dormitory Authority, 0.36% due 7/1/2033 put 4/1/2016 (University of Rochester; LOC: HSBC Bank USA, N.A.) (daily demand notes)	AAA/Aa1	500,000	500,000
New York State Thruway Authority, 5.00% due 1/1/2030 (Multi-Year Highway and Bridge Capital Program)	A/A2	7,480,000	8,973,756
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza Project)	NR/A1	1,700,000	1,895,194

NORTH CAROLINA — 0.55%
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2018 (Carolinas HealthCare System)	AA-/Aa3	600,000	623,346
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2028 (Carolinas HealthCare System)	AA-/Aa3	2,190,000	2,565,278
Charlotte-Mecklenburg Hospital Authority, 0.35% due 1/15/2038 put 4/1/2016 (Carolinas HealthCare System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA-/Aa3	1,460,000	1,460,000
North Carolina Medical Care Commission, 5.00% due 6/1/2030 (Vidant Health)	A+/A1	3,000,000	3,543,540

NORTH DAKOTA — 0.07%
County of Ward, 5.125% due 7/1/2021 (Trinity Health System)	BBB-/NR	1,000,000	1,010,150

OHIO — 4.57%
Akron, Bath and Copley Joint Township Hospital District, 5.00% due 11/15/2024 (Children’s Hospital Medical Center of Akron)	NR/A1	1,000,000	1,167,650
American Municipal Power, Inc., 5.25% due 2/15/2028 (AMP Fremont Energy Center)	A/A1	4,000,000	4,710,440
Cincinnati City School District COP, 5.00% due 12/15/2031 (School Improvement Project)	A+/Aa3	3,075,000	3,602,086
City of Cleveland, 3.00% due 10/1/2017 (Parks and Recreation Facilities)	AA/A1	490,000	505,332
City of Cleveland, 5.00% due 11/15/2027 (Public Facilities Improvements)	AA/A1	1,285,000	1,554,747
City of Cleveland, 5.00% due 10/1/2028 (Bridges and Roadways)	AA/A1	2,420,000	2,907,436
City of Cleveland, 5.00% due 11/15/2028 (Public Facilities Improvements)	AA/A1	1,000,000	1,204,230
City of Cleveland, 5.00% due 10/1/2029 (Bridges and Roadways)	AA/A1	100,000	119,605
City of Cleveland, 5.00% due 11/15/2029 (Public Facilities Improvements)	AA/A1	1,415,000	1,696,274
City of Cleveland, 5.00% due 11/15/2030 (Public Facilities Improvements)	AA/A1	1,485,000	1,772,986
City of Cleveland GO, 5.00% due 12/1/2016 (Various Municipal Capital Improvements)	AA/A1	2,390,000	2,459,166
City of Cleveland GO, 5.00% due 12/1/2024 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,228,170
City of Cleveland GO, 5.00% due 12/1/2026 (Various Municipal Capital Improvements)	AA/A1	1,230,000	1,498,263
City of Hamilton, 5.25% due 10/1/2017 (Wastewater System; Insured: AGM)	NR/A1	1,500,000	1,506,255
Cleveland-Cuyahoga County Port Authority, 6.25% due 5/15/2016 (Council for Economic Opportunities in Greater Cleveland; LOC: FifthThird Bank)	BBB+/NR	130,000	130,260
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2021 (Cleveland Museum of Art)	AA+/NR	2,040,000	2,380,558
Cleveland-Cuyahoga County Port Authority, 5.00% due 7/1/2025 (County Administration Offices)	AA-/Aa2	1,780,000	2,200,098
County of Allen, 5.00% due 5/1/2025 (Catholic Health Partners-Mercy Health West Facility)	AA-/A1	4,470,000	5,215,015
County of Allen, 5.00% due 5/1/2026 (Catholic Health Partners-Mercy Health West Facility)	AA-/A1	3,855,000	4,471,222
County of Cuyahoga COP, 5.00% due 12/1/2026 (Convention Center Hotel)	AA-/Aa3	2,910,000	3,471,921
County of Hamilton, 5.00% due 5/15/2028 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	2,665,000	3,214,496
County of Hamilton, 5.00% due 5/15/2029 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	1,000,000	1,201,040
County of Hamilton, 5.00% due 5/15/2031 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	4,420,000	5,231,158
Deerfield Township, 5.00% due 12/1/2016	NR/A1	1,035,000	1,061,051
Deerfield Township, 5.00% due 12/1/2025	NR/A1	1,000,000	1,055,700
Lucas County Health Care Facility, 5.00% due 8/15/2021 (Sunset Retirement Community)	NR/NR	1,400,000	1,481,536
Lucas County Health Care Facility, 5.125% due 8/15/2025 (Sunset Retirement Community)	NR/NR	1,250,000	1,384,550
Ohio Air Quality Development Authority, 5.70% due 8/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	3,000,000	3,359,070
Ohio Air Quality Development Authority, 3.625% due 12/1/2033 put 6/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	1,000,000	1,034,600

Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Ohio Higher Educational Facility Commission, 0.39% due 1/1/2043 put 4/1/2016 (Cleveland Clinic Health System; SPA: Barclays Bank plc) (daily demand notes)	AA-/Aa2	$2,900,000	$2,900,000
Ohio Water Development Authority, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	1,000,000	1,007,060
State of Ohio Higher Educational Facility Commission, 5.05% due 7/1/2037 pre-refunded 7/1/2016 (Kenyon College)	A+/A1	1,200,000	1,213,548

OKLAHOMA — 0.78%
Oklahoma DFA, 5.00% due 8/15/2026 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,243,040
Oklahoma DFA, 5.00% due 8/15/2027 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,233,350
Oklahoma Industries Authority, 5.50% due 7/1/2023 (Oklahoma Medical Research Foundation)	NR/A2	3,730,000	4,108,670
Oklahoma Municipal Power Authority, 5.00% due 1/1/2018 (Insured: AGM)	AA/A2	1,000,000	1,071,560
Oklahoma Turnpike Authority, 0.35% due 1/1/2028 put 4/1/2016 (Oklahoma Turnpike System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA-/Aa3	2,700,000	2,700,000
Tulsa County Industrial Authority, 5.00% due 12/15/2024 (St. Francis Health System, Inc.)	AA+/Aa2	1,130,000	1,165,482

OREGON — 2.79%
State of Oregon GO, 2.00% due 9/15/2016 (Cash Management)	SP-1+/Mig1	30,000,000	30,228,300
State of Oregon GO, 0.35% due 12/1/2041 put 4/1/2016 (Veterans’ Loan Program; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa1	11,300,000	11,300,000

PENNSYLVANIA — 5.85%
Allegheny County Hospital Development Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	2,500,000	2,803,800
Allegheny County IDA, 5.90% due 8/15/2026 (Propel Charter School-McKeesport)	BBB-/NR	970,000	1,040,228
Allegheny County IDA, 6.375% due 8/15/2035 (Propel Charter School-McKeesport)	BBB-/NR	1,130,000	1,225,993
Bethlehem Area School District GO, 5.00% due 10/15/2020 pre-refunded 04/15/2019 (Northampton and Lehigh Counties District; Insured: AGM) (State Aid Withholding)	AA/NR	95,000	106,615
Bethlehem Area School District GO, 5.00% due 10/15/2020 (Northampton and Lehigh Counties District; Insured: AGM) (State Aid Withholding)	AA/NR	380,000	418,498
Chartiers Valley Industrial & Commercial Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	913,059
City of Philadelphia, 5.00% due 8/1/2032 (Pennsylvania Gas Works)	A-/Baa1	1,000,000	1,165,260
City of Philadelphia, 5.00% due 8/1/2033 (Pennsylvania Gas Works)	A-/Baa1	800,000	928,672
City of Philadelphia, 5.00% due 8/1/2034 (Pennsylvania Gas Works)	A-/Baa1	500,000	578,215
Commonwealth of Pennsylvania GO, 5.00% due 3/15/2022 (Capital Facilities)	AA-/Aa3	12,485,000	14,711,450
County of Lehigh GO, 5.00% due 11/15/2016	NR/Aa1	5,725,000	5,885,472
County of Luzerne GO, 5.00% due 11/15/2029 (Insured: AGM)	AA/NR	3,000,000	3,456,180
Dallastown Area School District GO, 4.00% due 5/1/2021 (State Aid Withholding)	AA/NR	460,000	513,774
Lancaster County Solid Waste Management Authority, 5.25% due 12/15/2030 (Acquisition of Susquehanna Resource Management Facility)	AA-/NR	3,000,000	3,549,660
Lehigh County IDA, 0.90% due 2/15/2027 put 8/15/2017 (PPL Electric Utilities Corp.)	A/A1	3,250,000	3,248,862
Monroeville Financing Authority, 5.00% due 2/15/2026 (University of Pittsburgh Medical Center)	A+/Aa3	3,490,000	4,341,909
[b] Pennsylvania Economic DFA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	7,470,000	7,493,605
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	1,491,392
Pennsylvania State Public School Building Authority GO, 5.00% due 6/1/2027 (Philadelphia District; Insured: AGM) (State Aid Withholding)	AA/A2	5,000,000	5,819,300
Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 (PennDOT-Mass Transit Agencies)	A-/A3	4,000,000	4,574,720
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2030 (Water and Sewer System; Insured: AGM)	A/A2	5,000,000	5,853,600
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2031 (Water and Sewer System; Insured: AGM)	A/A2	3,740,000	4,355,567
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2031 (Water and Sewer System; Insured: AGM)	A/A2	3,665,000	4,268,222
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	405,000	449,234
Plum Borough School District GO, 4.00% due 9/15/2017 (Insured: BAM) (State Aid Withholding)	AA/NR	365,000	381,082
Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	355,000	379,577
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	385,000	427,050
Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	425,000	477,020
Plum Borough School District GO, 5.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	430,000	504,979
School District of Philadelphia GO, 5.00% due 9/1/2018 (School Reform Commission) (State Aid Withholding)	NR/Ba2	5,250,000	5,670,945

RHODE ISLAND — 0.36%
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2024 (Training School Project)	AA-/Aa3	3,595,000	4,372,670
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2023 (Consolidated Capital Development Loan)	AA/Aa2	800,000	913,160

SOUTH CAROLINA — 0.94%
City of Myrtle Beach, 5.00% due 6/1/2028 (Municipal Sports Complex)	AA-/A1	1,000,000	1,183,340
City of Myrtle Beach, 5.00% due 6/1/2030 (Municipal Sports Complex)	AA-/A1	1,000,000	1,170,850
County of Oconee, 0.37% due 2/1/2017 put 4/1/2016 (Duke Energy Corp.) (daily demand notes)	A-/A1	800,000	800,000
Greenwood Fifty School Facilities, Inc., 5.00% due 12/1/2025 pre-refunded 12/1/2017 (School District No. 50; Insured: AGM)	AA/A1	2,400,000	2,568,384

16    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Lexington County Health Services District, Inc., 5.00% due 11/1/2016 (Lexington Medical Center)	AA-/A1	$250,000	$256,370
Lexington One School Facilities Corp., 5.00% due 12/1/2019 pre-refunded 12/1/2016 (School District No. 1)	NR/Aa3	1,000,000	1,029,280
SCAGO Educational Facilities Corp., 5.00% due 12/1/2017 pre-refunded 12/1/2016 (Colleton School District; Insured: AGM)	AA/A3	1,000,000	1,029,280
Securing Assets For Education, 5.00% due 12/1/2019 pre-refunded 12/1/2016 (School District of Berkeley County)	AA-/Aa3	2,000,000	2,058,560
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023 (AMT)	NR/Aa1	730,000	748,965
Sumter Two School Facilities, Inc., 5.00% due 12/1/2021 pre-refunded 12/1/2017 (School District No. 2; Insured: AGM)	AA/A3	2,855,000	3,055,307

SOUTH DAKOTA — 0.40%
South Dakota Health and Educational Facilities Authority, 5.00% due 7/1/2023 (Avera Health)	AA-/A1	1,575,000	1,841,017
South Dakota Health and Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	A+/A1	1,700,000	1,907,638
South Dakota Health and Educational Facilities Authority, 5.00% due 11/1/2028 (Sanford Health)	A+/A1	800,000	952,328
South Dakota Health and Educational Facilities Authority, 5.00% due 11/1/2029 (Sanford Health)	A+/A1	1,000,000	1,184,700

TENNESSEE — 0.83%
City of Memphis GO, 5.00% due 10/1/2016 (General Improvements; Insured: Natl-Re)	AA/Aa2	1,000,000	1,022,670
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023 (The Gas Project)	BBB+/A3	2,500,000	2,914,175
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023 (The Gas Project)	BBB+/A3	7,000,000	8,368,920

TEXAS — 10.47%
Austin Community College District, 5.50% due 8/1/2023 pre-refunded 8/1/2018 (Round Rock Campus)	AA/Aa2	2,180,000	2,414,306
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	BBB/NR	1,630,000	1,674,597
Bexar Metropolitan Water District, 5.00% due 5/1/2021 pre-refunded 5/1/2017 (Waterworks System; Insured: Syncora)	A+/A1	1,300,000	1,360,996
Bexar Metropolitan Water District, 5.00% due 5/1/2022 pre-refunded 5/1/2017 (Waterworks System; Insured: Syncora)	A+/A1	2,300,000	2,407,916
City of Brownsville, 5.00% due 9/1/2017 (Water, Wastewater & Electric Utilities Systems)	A+/A2	500,000	528,955
City of Brownsville, 5.00% due 9/1/2020 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,000,000	1,153,790
City of Galveston, 5.00% due 9/1/2021 (Galveston Island Convention Center; Insured: AGM)	NR/A2	545,000	630,647
City of Galveston, 5.00% due 9/1/2024 (Galveston Island Convention Center; Insured: AGM)	NR/A2	1,115,000	1,325,568
City of Houston, 5.00% due 9/1/2032 (Convention & Entertainment Facilities)	A-/A2	3,560,000	4,166,873
[a] City of Houston GO, 5.00% due 3/1/2020 (Public Improvements)	AA/Aa3	5,000,000	5,703,100
[a] City of Houston GO, 5.00% due 3/1/2021 (Public Improvements)	AA/Aa3	5,000,000	5,835,650
[a] City of Houston GO, 5.00% due 3/1/2023 (Public Improvements)	AA/Aa3	5,000,000	6,039,350
City of Pharr Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	5,050,000	5,555,101
City of San Antonio, 5.00% due 7/1/2024 (Airport System Capital Improvements) (AMT)	A/A2	2,065,000	2,396,928
City of San Antonio, 5.00% due 7/1/2025 (Airport System Capital Improvements) (AMT)	A/A2	1,160,000	1,333,698
City of San Antonio, 5.00% due 5/15/2033 (Water System)	AA/Aa2	1,500,000	1,823,010
City of San Antonio, 5.00% due 5/15/2034 (Water System)	AA/Aa2	1,575,000	1,904,789
City of San Antonio, 3.00% due 12/1/2045 put 12/1/2019 (Electric and Gas Systems)	AA-/Aa2	5,000,000	5,321,100
City of Texas City Industrial Development Corp., 7.375% due 10/1/2020 (ARCO Pipe Line Co. Project)	A-/A2	2,705,000	3,346,112
City of San Antonio, 5.00% due 5/15/2027 (Water System)	AA/Aa2	2,575,000	3,254,697
Dallas Area Rapid Transit, 5.00% due 12/1/2034	AA+/Aa2	5,475,000	6,628,035
Dallas Area Rapid Transit, 5.00% due 12/1/2035	AA+/Aa2	4,000,000	4,819,560
Dallas Area Rapid Transit, 5.00% due 12/1/2036	AA+/Aa2	3,000,000	3,594,810
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	A-/A3	3,000,000	3,098,130
Dallas ISD GO, 5.00% due 2/15/2036 put 2/15/2022 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	7,000,000	8,330,630
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2028 (Memorial Hermann Health System)	A+/A1	3,000,000	3,586,440
Harris County Cultural Education Facilities Finance Corp., 0.35% due 9/1/2031 put 4/1/2016 (Texas Medical Center; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	16,880,000	16,880,000
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 pre-refunded 5/15/2021 (Cosmos Foundation, Inc.)	NR/NR	415,000	525,021
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 (Cosmos Foundation, Inc.)	BBB/NR	360,000	428,436
Katy ISD GO, 5.00% due 2/15/2034 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	7,560,000	9,196,740
Kimble County Hospital District GO, 5.00% due 8/15/2017 (Medical Facilities Improvements)	NR/NR	510,000	534,378
Kimble County Hospital District GO, 5.00% due 8/15/2018 (Medical Facilities Improvements)	NR/NR	525,000	562,123
La Vernia Higher Education Finance Corp., 5.75% due 8/15/2024 pre-refunded 8/15/2019 (Kipp, Inc.)	BBB/NR	3,000,000	3,468,360
Lower Colorado River Authority, 5.00% due 5/15/2026 pre-refunded 5/15/2022	NR/NR	55,000	66,850
Lower Colorado River Authority, 5.00% due 5/15/2026	A/A2	9,415,000	11,142,276
North Central Texas Health Facilities Development Corp., 5.00% due 8/15/2019 (Children’s Medical Center of Dallas)	NR/Aa2	270,000	303,691
North Texas Tollway Authority, 5.00% due 9/1/2017 (DOT-President George Bush Turnpike Western Extension)	AA+/NR	450,000	477,004
Round Rock ISD GO, 5.00% due 8/1/2027 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,705,000	3,385,091
Round Rock ISD GO, 5.00% due 8/1/2028 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,840,000	3,531,483
Round Rock ISD GO, 5.00% due 8/1/2029 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,980,000	3,685,664
San Juan Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	1,590,000	1,793,568
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	3,000,000	3,175,740
Texas Public Finance Authority Charter School Finance Corp., 6.00% due 2/15/2030 pre-refunded 2/15/2020 (Cosmos Foundation, Inc.)	BBB/NR	1,750,000	2,077,285

Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	$2,000,000	$2,117,160
Texas Transportation Commission, 5.00% due 8/15/2024 (Central Texas Turnpike System)	BBB+/Baa1	1,500,000	1,814,925
Texas Transportation Commission, 5.00% due 8/15/2025 (Central Texas Turnpike System)	BBB+/Baa1	750,000	900,495
Uptown Development Authority, 5.50% due 9/1/2029 (Infrastructure Improvements)	BBB/NR	1,250,000	1,378,225

U.S. VIRGIN ISLANDS — 0.38%
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	5,000,000	5,578,600

UTAH — 0.68%
City of Murray, 0.35% due 5/15/2037 put 4/1/2016 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank, N.A.) (dailydemand notes)	AA+/Aa1	2,300,000	2,300,000
Local Building Authority of Salt Lake Valley Fire Service Area, 5.25% due 4/1/2020	NR/Aa2	1,250,000	1,349,037
Weber County, 0.35% due 2/15/2031 put 4/1/2016 (IHC Health Services, Inc.; SPA: The Bank of NY Mellon) (daily demandnotes)	AA+/Aa1	3,700,000	3,700,000
Weber County, 0.35% due 2/15/2035 put 4/1/2016 (IHC Health Services, Inc.; SPA: The Bank of NY Mellon) (daily demandnotes)	AA+/Aa1	2,750,000	2,750,000

VIRGINIA — 0.50%
County of Hanover IDA, 6.00% due 10/1/2021 (FirstHealth Richmond Memorial Hospital) (ETM)	AA-/NR	690,000	741,198
Pittsylvania County GO, 3.00% due 7/15/2017 (Educational Capital Projects) (State Aid Withholding)	AA-/Aa3	210,000	210,443
Virginia Housing Development Authority GO, 4.85% due 4/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,224,744
Virginia Housing Development Authority GO, 4.85% due 10/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,205,710

WASHINGTON — 2.27%
City of Seattle, 5.00% due 2/1/2019 (Light and Power Improvements)	AA/Aa2	3,000,000	3,341,640
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2028 (EvergreenHealth Medical Center)	NR/Aa3	1,015,000	1,230,515
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2029 (EvergreenHealth Medical Center)	NR/Aa3	2,930,000	3,533,814
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2030 (EvergreenHealth Medical Center)	NR/Aa3	600,000	719,874
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2031 (EvergreenHealth Medical Center)	NR/Aa3	2,040,000	2,424,622
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2025 (Skagit Regional Health)	NR/A1	4,860,000	5,737,619
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2028 (Skagit Regional Health)	NR/A1	3,000,000	3,473,940
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2027 (Island Hospital)	NR/A1	2,445,000	2,805,858
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2028 (Island Hospital)	NR/A1	2,195,000	2,512,682
Tacoma School District No.10 GO, 5.00% due 12/1/2019 (Pierce County Capital Projects)	AA+/Aa1	1,000,000	1,143,570
Tacoma School District No.10 GO, 5.00% due 12/1/2020 (Pierce County Capital Projects)	AA+/Aa1	1,000,000	1,174,670
Washington Health Care Facilities Authority, 5.25% due 8/15/2024 pre-refunded 8/15/2018 (MultiCare Systems; Insured: AGM)	AA/Aa3	1,000,000	1,102,800
Washington Health Care Facilities Authority, 6.25% due 8/1/2028 pre-refunded 8/1/2018 (Highline Medical Centers; Insured: FHA 242)	NR/NR	3,985,000	4,480,216

WEST VIRGINIA — 0.10%
West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	A/A2	1,530,000	1,539,991

WISCONSIN — 1.40%
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Agnesian Healthcare, Inc.)	A/A2	2,170,000	2,442,400
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2023 (ProHealth Care, Inc.)	A+/A1	1,980,000	2,300,166
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2024 (ProHealth Care, Inc.)	A+/A1	2,460,000	2,844,990
Wisconsin Health & Educational Facilities Authority, 5.50% due 7/1/2025 (Agnesian Healthcare, Inc.)	A/A2	5,000,000	5,704,000
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2025 (ProHealth Care, Inc.)	A+/A1	3,180,000	3,690,676
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2026 (ProHealth Care, Inc.)	A+/A1	3,305,000	3,815,623

TOTAL INVESTMENTS — 99.37% (Cost $1,397,932,030)			$1,477,096,974
OTHER ASSETS LESS LIABILITIES — 0.63%			9,398,052

NET ASSETS — 100.00%			$1,486,495,026

18    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation

HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SONYMA	State of New York Mortgage Authority
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Semi-Annual Report    19

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ASSETS
Investments at value (cost $1,397,932,030) (Note 2)	$1,477,096,974
Cash	2,675,304
Receivable for investments sold	17,356,583
Receivable for fund shares sold	4,356,574
Interest receivable	15,318,672
Prepaid expenses and other assets	116,207

Total Assets	1,516,920,314

LIABILITIES
Payable for investments purchased	26,106,111
Payable for fund shares redeemed	3,145,645
Payable to investment advisor and other affiliates (Note 3)	839,489
Accounts payable and accrued expenses	93,744
Dividends payable	240,299

Total Liabilities	30,425,288

NET ASSETS	$1,486,495,026

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(3,781)
Net unrealized appreciation on investments	79,164,944
Accumulated net realized gain (loss)	(174,546)
Net capital paid in on shares of beneficial interest	1,407,508,409

$1,486,495,026

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($455,657,492 applicable to 31,679,476 shares of beneficial interest outstanding - Note 4)	$14.38
Maximum sales charge, 2.00% of offering price	0.29

Maximum offering price per share	$14.67

Class C Shares:
Net asset value and offering price per share* ($168,029,197 applicable to 11,666,858 shares of beneficial interest outstanding - Note 4)	$14.40

Class I Shares:
Net asset value, offering and redemption price per share ($862,808,337 applicable to 60,062,475 shares of beneficial interest outstanding - Note 4)	$14.37

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

20    Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $5,503,398)	$20,707,556

EXPENSES
Investment advisory fees (Note 3)	3,186,862
Administration fees (Note 3)
Class A Shares	272,602
Class C Shares	102,576
Class I Shares	201,411
Distribution and service fees (Note 3)
Class A Shares	545,204
Class C Shares	493,547
Transfer agent fees
Class A Shares	103,718
Class C Shares	42,087
Class I Shares	297,607
Registration and filing fees
Class A Shares	44,621
Class C Shares	12,838
Class I Shares	56,564
Custodian fees (Note 3)	75,030
Professional fees	30,860
Accounting fees (Note 3)	24,161
Trustee fees	27,295
Other expenses	34,162

Total Expenses	5,551,145
Less:
Expenses reimbursed by investment advisor (Note 3)	(27,910)

Net Expenses	5,523,235

Net Investment Income	15,184,321

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments	4,158
Net change in unrealized appreciation (depreciation) on investments	20,544,418

Net Realized and Unrealized Gain	20,548,576

Net Increase in Net Assets Resulting from Operations	$35,732,897

See notes to financial statements.

Semi-Annual Report    21

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2016*	YEAR ENDED SEPTEMBER 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$15,184,321	$28,604,238
Net realized gain (loss) from investments	4,158	(178,705)
Net unrealized appreciation (depreciation) on investments	20,544,418	(6,311,268)

Net Increase (Decrease) in Net Assets Resulting from Operations	35,732,897	22,114,265

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(4,413,066)	(8,826,286)
Class C Shares	(1,401,649)	(2,839,671)
Class I Shares	(9,369,606)	(16,938,281)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	26,164,323	7,597,943
Class C Shares	5,573,619	3,649,607
Class I Shares	99,567,547	137,108,465

Net Increase in Net Assets	151,854,065	141,866,042

NET ASSETS
Beginning of Period	1,334,640,961	1,192,774,919

End of Period	$1,486,495,026	$1,334,640,961

Distribution in excess of net investment income	$(3,781)	$(3,781)

*	Unaudited.

See notes to financial statements.

22    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2016
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$1,477,096,974	$—	$1,477,096,974	$—

Total Investments in Securities	$1,477,096,974	$—	$1,477,096,974	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value.

24    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2016 the Fund paid $24,161 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $2,475 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,560 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2016, The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $27,910 for Class C shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Fund had no transactions with affiliated funds.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2016 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2015 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,890,227	$84,200,146	4,268,461	$60,729,148
Shares issued to shareholders in reinvestment of dividends	283,785	4,058,676	567,704	8,071,945
Shares repurchased	(4,347,823)	(62,094,499)	(4,303,842)	(61,203,150)

Net increase (decrease)	1,826,189	$26,164,323	532,323	$7,597,943

Class C Shares
Shares sold	1,060,039	$15,170,725	1,735,534	$24,731,966
Shares issued to shareholders in reinvestment of dividends	83,691	1,198,344	169,292	2,410,060
Shares repurchased	(754,417)	(10,795,450)	(1,651,624)	(23,492,419)

Net increase (decrease)	389,313	$5,573,619	253,202	$3,649,607

Class I Shares
Shares sold	13,417,893	$191,659,169	20,039,316	$284,969,358
Shares issued to shareholders in reinvestment of dividends	575,251	8,220,180	1,036,238	14,709,303
Shares repurchased	(7,021,899)	(100,311,802)	(11,476,359)	(162,570,196)

Net increase (decrease)	6,971,245	$99,567,547	9,599,195	$137,108,465

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $175,834,900 and $55,346,455, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,397,932,030

Gross unrealized appreciation on a tax basis	$79,342,988
Gross unrealized depreciation on a tax basis	(178,044)

Net unrealized appreciation (depreciation) on investments (tax basis)	$79,164,944

At March 31, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014, through September 30, 2015, of $177,883. For tax purposes, such losses will be reflected in the year ending September 30, 2016.

At March 31, 2016, the Fund had cumulative tax basis capital losses of $823, (of which $0 are short-term and $823 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

26    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Intermediate Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2016(b)(c)	$14.17	0.14	0.21	0.35	(0.14)	—	(0.14)	$14.38	2.02	(d)	0.92	(d)	0.92	(d)	0.92	(d)	2.51	4.68	$455,658
2015(c)	$14.23	0.30	(0.06)	0.24	(0.30)	—	(0.30)	$14.17	2.09		0.92		0.92		0.92		1.68	13.49	$423,113
2014(c)	$13.76	0.34	0.47	0.81	(0.34)	—	(0.34)	$14.23	2.43		0.92		0.92		0.92		5.95	14.85	$417,369
2013(c)	$14.22	0.33	(0.46)	(0.13)	(0.33)	—	(0.33)	$13.76	2.37		0.92		0.92		0.92		(0.91)	29.18	$429,941
2012(c)	$13.59	0.40	0.63	1.03	(0.40)	—	(0.40)	$14.22	2.88		0.93		0.93		0.93		7.69	16.94	$456,527
2011(c)	$13.64	0.48	(0.05)	0.43	(0.48)	—	(0.48)	$13.59	3.59		0.95		0.95		0.95		3.27	18.33	$381,839
CLASS C SHARES
2016(b)	$14.19	0.12	0.21	0.33	(0.12)	—	(0.12)	$14.40	1.71	(d)	1.24	(d)	1.24	(d)	1.27	(d)	2.35	4.68	$168,029
2015	$14.25	0.25	(0.06)	0.19	(0.25)	—	(0.25)	$14.19	1.77		1.24		1.24		1.28		1.35	13.49	$160,042
2014	$13.78	0.30	0.47	0.77	(0.30)	—	(0.30)	$14.25	2.11		1.24		1.24		1.29		5.61	14.85	$157,126
2013	$14.24	0.29	(0.46)	(0.17)	(0.29)	—	(0.29)	$13.78	2.05		1.24		1.24		1.30		(1.22)	29.18	$159,727
2012	$13.61	0.36	0.63	0.99	(0.36)	—	(0.36)	$14.24	2.56		1.24		1.24		1.31		7.36	16.94	$170,071
2011	$13.65	0.44	(0.04)	0.40	(0.44)	—	(0.44)	$13.61	3.29		1.24		1.24		1.32		3.05	18.33	$125,512
CLASS I SHARES
2016(b)	$14.15	0.17	0.22	0.39	(0.17)	—	(0.17)	$14.37	2.33	(d)	0.62	(d)	0.62	(d)	0.62	(d)	2.74	4.68	$862,808
2015	$14.22	0.34	(0.07)	0.27	(0.34)	—	(0.34)	$14.15	2.39		0.62		0.62		0.62		1.91	13.49	$751,486
2014	$13.75	0.38	0.47	0.85	(0.38)	—	(0.38)	$14.22	2.73		0.62		0.61		0.62		6.28	14.85	$618,280
2013	$14.20	0.38	(0.45)	(0.07)	(0.38)	—	(0.38)	$13.75	2.68		0.61		0.61		0.61		(0.53)	29.18	$449,501
2012	$13.58	0.44	0.63	1.07	(0.45)	—	(0.45)	$14.20	3.18		0.61		0.61		0.61		7.96	16.94	$365,443
2011	$13.62	0.52	(0.04)	0.48	(0.52)	—	(0.52)	$13.58	3.90		0.63		0.63		0.63		3.67	18.33	$232,422

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Semi-Annual Report	Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD† 10/1/15–3/31/16
Class A Shares
Actual	$1,000.00	$1,025.10	$4.68
Hypothetical*	$1,000.00	$1,020.38	$4.67
Class C Shares
Actual	$1,000.00	$1,023.50	$6.27
Hypothetical*	$1,000.00	$1,018.80	$6.26
Class I Shares
Actual	$1,000.00	$1,027.40	$3.13
Hypothetical*	$1,000.00	$1,021.91	$3.13

†	Expenses are equal to the annualized expense ratio for each class (A: 0.92%; C: 1.24%; I: 0.62%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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OTHER INFORMATION

Thornburg Intermediate Municipal Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    31

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

32    Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report     33

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Semi-Annual Report    35

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200
		TH172

2    Semi-Annual Report

Semi-Annual Report

Thornburg Strategic Municipal Income Fund

March 31, 2016

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

April 11, 2016

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Strategic Municipal Income Fund. The net asset value (NAV) of the Class A shares increased by 22 cents to $15.38 per share during the six months ended March 31, 2016. If you were with us for the entire period, you received dividends of 17.51 cents per share. If you reinvested your dividends, you received 17.59 cents per share. Dividends were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a 2.62% total return (without sales charge) for the six months ended March 31, 2016, compared to the 3.39% total return for the BofA Merrill Lynch Municipal Master Index.

Throughout the six-month period, the Fund maintained a lower risk posture on interest rates than its benchmark; its average effective duration (a measure of interest-rate sensitivity) was 5.94 years, compared to 6.85 years for the benchmark. The shorter duration hurt relative price performance by 0.22%. The Fund’s position along the yield curve added 0.09% and sector selection added 0.78% of relative price performance. Our underweight in high-quality bonds subtracted 0.95% of relative price performance. Our underweight to bonds priced above par (100) and other such allocations added 0.62%. Other factors include the amortization of bond premiums and accretion of discounts, which is not an active management decision but rather a standard accounting practice—and the largest component of this category. We also include the effects of security selection and of price change derived from factors we cannot account for (statistically: “unexplained error”). Together, these three account for 0.05% of price performance relative to the index.

Global Fears Sway the Municipal Markets

The past six months have been a roller-coaster ride for the municipal markets. During the last quarter of 2015, it seemed that every day was spent anxiously awaiting the first Federal Reserve rate increase—for what seemed like an eternity. When that rate increase finally came, it was met with a yawn. Markets quickly reminded investors that while the Federal Reserve (the Fed) has control over short-term rates, the market forces of supply and demand for bonds have a much heavier influence on interest rates—especially long-term rates.

As in life, expectations in the bond markets mean a lot. And perhaps more important than the Fed’s initial rate hike was its stated intent to raise rates four additional times in 2016. The expectation for higher rates evaporated almost immediately after the Fed’s statement, with the release of weaker-than-expected economic data, collapsing commodity prices, an emerging-markets stock rout, and profound weakness in Europe, with the European Central Bank retrenching in its effort to drive European rates lower, spurring fears of deflation.

A Roller-Coaster Ride to Start the Year

The beginning of 2016 proved volatile for equity markets domestically and globally, and the fixed income markets followed suit.

Chart I Credit Spreads: Investors Are Not Being Paid to Assume the Risk

10-Year Credit-Quality Spreads: BBB Revenue Less AAA General Obligations

Source: Bloomberg.

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

The 10-year U.S. Treasury stood at a respectable 2.27% at the end of 2015. But within six weeks, that rate fell 0.61% to 1.66%, before bouncing back to 1.77% by March 31, 2016.

As we noted, the Fed has backed off of its initial intent to raise rates four times in a stepped-up fashion. Rates will probably remain low and income elusive. Unfortunately, municipal bond investors have only a few “levers” to pull to seek higher income. The most effective two are credit quality and duration. An investor looking for yield can always buy a bond with a longer maturity—the duration lever. And bonds of lower credit quality can be purchased to drive up yield—the credit quality lever. In both instances, the investor assumes risk in hope of higher returns.

At Thornburg, we always evaluate both of these options as a means to increase the total return of the portfolios, but over the past six months, as in the prior six months, we found them less than optimal. Real rates (interest rates after inflation is subtracted) remained low during the entire period, and the municipal yield curve was fairly flat. Investors who reached for yield by buying longer maturities gained very little relative to the duration risk that comes with longer-dated bonds. And the amount investors are compensated to invest in lower-rated bonds is minimal; credit spreads remain at extremely tight levels. Investors who purchased debt from lower-rated issuers were essentially buying weaker credits at very expensive levels. Chart I on the previous page shows credit spreads remaining near historically low levels, offering investors little compensation for risk assumed. Not a great strategy!

We believe that the only logical thing to do when you’re not being paid to take risk is to take less of it. That is exactly what we have been seeking to do in Thornburg Strategic Municipal Income Fund for quite some time. The Fund is being managed on the bearish (shorter) end of its duration range. We have also actively sought to increase the average credit quality, at least at the margins. Cash reserve positions are being managed in a manner we view as conservative.

Continued volatility seems a certainty. That can manifest via interest-rate movements, or changing credit spreads. While the likelihood of the Fed raising rates appears low, given the aforementioned anemic economic growth in the U.S. and abroad, investors are wise to recall that rates moved up over 1.00% in 2013 without the Fed having taken any action whatsoever. It may be unlikely, but that does not mean it’s a probability that can be ignored. And any event that causes spreads to widen appreciably may prove detrimental to an investor who assumed undue credit risk in search of return.

We will do what we have always done with Thornburg Strategic Municipal Income Fund: provide you with a tax-exempt laddered portfolio that aims to generate attractive levels of income, while attempting to preserve principal and minimize volatility. And, of course, we’ll seek to only assume the risk for which we believe we are adequately compensated.

Staying Faithful to Thornburg’s Tested Approach

While a focus on risk mitigation may not make the sexiest marketing story, we believe it is in the best long-term interest of shareholders. And to any investor considering abandoning municipal bonds for the promise of higher returns elsewhere, we remind you that if the first quarter of 2016 has taught us anything, it is that in a volatile market, an appropriate asset allocation may save you a few sleepless nights.

We will continue to strive to manage your assets to fulfill the Fund’s objectives.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	Since Incep.
A Shares (Incep: 4/1/09)
Without sales charge	2.88%	3.23%	6.44%	7.49%
With sales charge	0.84%	2.54%	6.01%	7.18%
C Shares (Incep: 4/1/09)
Without sales charge	2.57%	2.92%	6.14%	7.19%
With sales charge	1.97%	2.92%	6.14%	7.19%
I Shares (Incep: 4/1/09)	3.20%	3.55%	6.77%	7.82%

30-Day Yields, a Shares

(with sales charge)

Annualized Distribution Yield	1.93%
SEC Yield	0.92%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.31%; C shares, 1.70%; I shares, 0.93%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.25%; C shares, 1.55%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Without the fee waivers and expense reimbursements described above, the Annualized Distribution yield would have been 1.91%, and the SEC yield would have been 0.90%.

Glossary

BofA Merrill Lynch Municipal Master Index – Tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks a high level of current income exempt from federal individual income tax (may be subject to Alternative Minimum Tax).

The Fund invests principally in a portfolio of municipal bonds issued by states and state agencies, local governments and their agencies, and by certain U.S. territories and possessions.

Not more than 50% of the portfolio is invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio’s duration and credit quality to our perception of future market conditions.

Key Portfolio Attributes

Number of Bonds	221
Effective Duration	5.9 Yrs
Average Maturity	11.0 Yrs

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 0.36%
City of Mobile Industrial Development Board, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A-/A1	$1,000,000	$1,008,010

ARIZONA — 1.33%
Arizona HFA, 5.00% due 12/1/2031 (Scottsdale Lincoln Hospitals)	NR/A2	2,500,000	2,937,375
Pima County IDA, 5.125% due 12/1/2040 (Providence Day School)	BBB+/NR	710,000	758,294

ARKANSAS — 0.42%
University of Arkansas Board of Trustees, 5.00% due 11/1/2036 (Fayetteville Campus)	NR/Aa2	1,000,000	1,166,800

CALIFORNIA — 12.25%
ABAG Finance Authority for Nonprofit Corporations, 5.00% due 7/1/2047 (Episcopal Senior Communities)	NR/NR	1,635,000	1,789,933
Benicia USD GO, 0% due 8/1/2026 (Benicia High School; Insured: AGM)	AA/A2	830,000	632,809
California HFFA, 6.25% due 2/1/2026 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	AA-/NR	1,500,000	1,835,850
California HFFA, 5.00% due 11/15/2034 (Children’s Hospital Los Angeles)	BBB+/Baa2	420,000	466,368
California Housing Finance Agency, 4.625% due 8/1/2016 (Low-Moderate Income Housing Loans; Insured: FGIC) (AMT)	A/A2	1,175,000	1,179,136
California Housing Finance Agency, 4.625% due 8/1/2026 (Low-Moderate Income Housing Loans; Insured: FGIC) (AMT)	A/A2	545,000	548,700
California Municipal Finance Authority, 8.50% due 11/1/2039 pre-refunded 11/1/2019 (Harbor Regional Center)	NR/A3	1,000,000	1,260,500
California Pollution Control Financing Authority, 0.45% due 11/1/2026 put 4/1/2016 (Pacific Gas & Electric Co.; LOC: Mizuho Bank Ltd.) (daily demand notes)	AA+/NR	2,000,000	2,000,000
California Pollution Control Financing Authority, 5.00% due 11/21/2045 (Poseidon Resources (Channelside) LP Desalination Project) (AMT)	NR/Baa3	3,000,000	3,275,310
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	A+/A1	1,000,000	1,189,840
California State Public Works Board, 6.25% due 4/1/2034 (Department of General Services-Office Buildings 8 and 9 Renovation)	A+/A1	100,000	116,174
California Statewide Communities Development Authority, 5.00% due 7/1/2020 pre-refunded 1/1/2019 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	150,000	159,190
California Statewide Communities Development Authority, 6.125% due 7/1/2046 pre-refunded 1/1/2019 (Aspire Public Schools)	NR/NR	995,000	1,132,380
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	2,315,000	1,667,842
Carson Redevelopment Agency, 7.00% due 10/1/2036 (Project Area 1)	A-/NR	500,000	581,065
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	1,500,000	1,504,380
City of Moorpark Mobile Home Park, 6.15% due 5/15/2031 (Villa Del Arroyo)	A+/NR	1,000,000	1,138,310
City of Palm Springs Financing Authority, 5.25% due 6/1/2027 (Downtown Revitalization Project)	AA/NR	1,620,000	1,935,673
Corona-Norco USD COP, 5.00% due 4/15/2031 (Insured: AGM)	AA/A1	1,750,000	1,980,212
County of El Dorado, 5.00% due 9/1/2026 (El Dorado Hills Development-Community Facilities)	A/NR	630,000	733,648
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Country Club Mobile Home Park Acquisition)	A+/NR	650,000	689,403
Los Angeles County Public Works Financing Authority, 3.625% due 9/1/2016 (Lynwood Regional Justice Center and Central Jail Expansion; Insured: Natl-Re)	AA-/A3	200,000	202,676
M-S-R Energy Authority, 6.50% due 11/1/2039	BBB+/NR	1,000,000	1,418,050
Oakland USD GO, 5.00% due 8/1/2035 (County of Alameda Educational Facilities)	NR/NR	1,000,000	1,153,800
Redwood City Redevelopment Agency, 0% due 7/15/2021 (Redevelopment Project Area 2; Insured: AMBAC)	A-/NR	1,285,000	1,119,402
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	AA-/A2	535,000	477,504
San Francisco City & County Redevelopment Financing Authority, 0% due 8/1/2023 (Redevelopment Project; Insured: Natl- Re)	AA-/A2	1,025,000	855,824
San Francisco City & County Redevelopment Financing Authority, 6.50% due 8/1/2039 (Mission Bay North Redevelopment)	A-/NR	250,000	284,922
San Francisco City & County Redevelopment Financing Authority, 6.75% due 8/1/2041 (Mission Bay North Redevelopment)	A-/NR	500,000	605,155
San Jose Redevelopment Agency, 5.50% due 8/1/2035 (Merged Area Redevelopment)	A/A2	1,000,000	1,128,580
Sonoma County Community Redevelopment Agency, 6.50% due 8/1/2034 (The Springs Redevelopment; Insured: AGM)	AA/NR	100,000	100,478
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2016 (Insured: AMBAC)	AA-/A2	225,000	225,925
Union Elementary School District, 0% due 9/1/2027 (Santa Clara County District Schools; Insured: Natl-Re)	AA+/NR	905,000	670,062

COLORADO — 2.28%
Denver Convention Center Hotel Authority, 5.125% due 12/1/2026 (Insured: Syncora)	BBB-/Baa3	2,450,000	2,501,597
Denver Convention Center Hotel Authority, 5.00% due 12/1/2030 (Insured: Syncora)	BBB-/Baa3	450,000	456,440
Denver Convention Center Hotel Authority, 5.00% due 12/1/2035 (Insured: Syncora)	BBB-/Baa3	605,000	612,671
Eagle River Fire District, 6.625% due 12/1/2024 pre-refunded 12/1/2019	NR/NR	225,000	270,495
Eagle River Fire District, 6.875% due 12/1/2030 pre-refunded 12/1/2019	NR/NR	400,000	484,472
Public Authority for Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase)	BBB+/Baa1	410,000	439,856
Public Authority for Colorado Energy, 6.50% due 11/15/2038 (Natural Gas Purchase)	BBB+/Baa1	260,000	366,384
Regional Transportation District COP, 5.375% due 6/1/2031 (FasTracks Transportation System)	A/Aa3	500,000	572,820
Regional Transportation District COP, 5.00% due 6/1/2044 (FasTracks Transportation System)	A/Aa3	565,000	637,360

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
CONNECTICUT — 3.88%
Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 (Ethel Walker School)	BBB/NR	$1,000,000	$1,062,190
Connecticut Housing Finance Authority, 0.35% due 5/15/2039 put 4/1/2016 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	8,725,000	8,725,000
State of Connecticut GO Floating Rate Note, 0.81% due 9/15/2017 (Public Facility Improvements)	AA/Aa3	1,000,000	996,190

DELAWARE — 0.40%
Delaware HFA, 5.00% due 7/1/2021 (Nanticoke Memorial Hospital)	BBB/NR	1,000,000	1,112,360

DISTRICT OF COLUMBIA — 0.37%
Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AA/A3	1,500,000	1,017,330

FLORIDA — 4.26%
City of Miami GO, 5.00% due 1/1/2017 (Homeland Defense/Neighborhood Capital Improvements)	A/A2	1,245,000	1,281,142
City of Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	A/A2	1,790,000	1,906,439
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2027 (Nova Southeastern University)	A-/Baa1	1,000,000	1,135,670
Miami-Dade County Expressway Authority, 5.00% due 7/1/2022 (Toll System Five-Year Work Program)	A/A2	625,000	750,494
Miami-Dade County Expressway Authority, 5.00% due 7/1/2024 (Toll System Five-Year Work Program)	A/A2	625,000	771,219
Miami-Dade County School Board COP, 5.00% due 8/1/2027 (District School Facilities and Infrastructure)	A/A1	1,100,000	1,258,675
Orange County, 0% due 10/1/2016 (County Correctional Facilities and Communications System; Insured: AMBAC)	NR/NR	410,000	407,757
Pinellas County Educational Facilities Authority, 5.25% due 10/1/2030 (Barry University)	BBB/NR	500,000	565,440
Sarasota County Public Hospital Board, 0.598% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	AA-/A1	1,000,000	1,035,980
Tampa Sports Authority, 5.75% due 10/1/2020 (Tampa Bay Arena; Insured: Natl-Re)	AA-/NR	910,000	989,334
Volusia County Educational Facilities Authority, 5.00% due 10/15/2030 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	1,500,000	1,739,070

GEORGIA — 1.10%
City of Atlanta, 6.25% due 11/1/2034 pre-refunded 11/1/2019 (Water and Wastewater Capital Improvement Program)	AA-/Aa3	500,000	593,135
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	1,000,000	1,132,620
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A-/A3	515,000	551,776
Main Street Natural Gas, Inc., 5.50% due 9/15/2023 (Georgia Gas)	BBB+/Baa1	350,000	423,661
Municipal Gas Authority of Georgia GO, 5.00% due 4/1/2016 (Public Gas Partners, Inc.-Gas Portfolio III Project)	AA-/A1	350,000	350,000

GUAM — 3.76%
Government of Guam, 5.00% due 11/15/2031 (Economic Development)	A/NR	2,000,000	2,326,660
Government of Guam, 5.00% due 11/15/2032 (Economic Development)	A/NR	3,000,000	3,471,000
Government of Guam, 5.75% due 12/1/2034 (Layon Solid Waste Disposal Facility)	BBB+/NR	500,000	556,390
Government of Guam Department of Education COP, 6.875% due 12/1/2040 (John F. Kennedy High School)	B+/NR	1,000,000	1,099,330
Government of Guam GO, 7.00% due 11/15/2039 pre-refunded 11/15/2019 (Economic Development)	NR/NR	520,000	632,320
Guam Power Authority, 5.00% due 10/1/2027 (Electric Power System; Insured: AGM)	AA/A2	1,000,000	1,185,520
Guam Waterworks Authority, 5.25% due 7/1/2024 (Water and Wastewater System)	A-/Baa2	500,000	598,890
Guam Waterworks Authority, 5.00% due 7/1/2028 (Water and Wastewater System)	A-/Baa2	500,000	576,670

ILLINOIS — 7.91%
Board of Education of the City of Chicago GO, 5.00% due 12/1/2020 (Education Capital Improvement Program; Insured: AGM)	AA/A2	365,000	372,428
Chicago Park District GO, 5.00% due 1/1/2035 (Various Capital Projects)	AA+/NR	2,000,000	2,162,480
City of Chicago, 5.00% due 11/1/2029 (Water System Improvements)	A-/Baa2	200,000	219,924
City of Chicago, 5.00% due 1/1/2030 (Wastewater Transmission System)	A/NR	1,500,000	1,674,240
City of Chicago, 5.00% due 1/1/2031 (Riverwalk Expansion Project; Insured: AGM)	AA/A2	500,000	548,720
City of Chicago GO, 5.00% due 1/1/2020 (Capital Projects; Insured: AGM)	AA/A2	475,000	476,776
City of Chicago GO, 5.00% due 1/1/2026 (Debt Restructuring)	BBB+/NR	500,000	496,155
City of Chicago GO, 5.25% due 1/1/2035 (Various Infrastructure Projects)	BBB+/Ba1	500,000	491,180
Cook County GO, 5.25% due 11/15/2033	AA/A2	1,000,000	1,074,050
Illinois Finance Authority, 5.00% due 8/1/2029 (Advocate Health Care Network)	AA/Aa2	2,195,000	2,613,916
Illinois Finance Authority, 5.00% due 8/15/2035 (Silver Cross Hospital & Medical Centers)	NR/Baa1	2,355,000	2,649,116
Illinois Finance Authority, 5.75% due 11/15/2037 pre-refunded 11/15/2017 (OSF Healthcare System)	A/A2	330,000	356,050
Illinois Finance Authority, 6.00% due 5/15/2039 (OSF Healthcare System)	A/A2	1,545,000	1,783,687
Illinois Toll Highway Authority, 5.00% due 1/1/2037 (Move Illinois Program)	AA-/Aa3	1,000,000	1,160,460
Kane, Cook, & DuPage Counties School District No. 46 GO, 5.00% due 1/1/2028	AA-/NR	1,000,000	1,174,340
Kane, Cook, & DuPage Counties School District No. 46 GO, 5.00% due 1/1/2031	AA-/NR	2,255,000	2,596,678
Metropolitan Pier & Exposition Authority, 5.00% due 6/15/2050 (McCormick Place)	BBB+/Baa2	1,500,000	1,565,715
Metropolitan Water Reclamation District of Greater Chicago GO, 5.25% due 12/1/2032 (Various Capital Improvement Projects)	AAA/Aa2	40,000	49,761
Village of Melrose Park GO, 6.75% due 12/15/2016 (Redevelopment Project Costs; Insured: Natl-Re)	A-/A3	90,000	93,182
Will County School District No. 114 GO, 0% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	NR/A3	570,000	437,657

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
INDIANA — 1.19%
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 (Performing Arts Center)	NR/NR	$1,000,000	$1,108,080
Indiana Finance Authority, 0.38% due 2/1/2037 put 4/1/2016 (Stadium Project; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	1,100,000	1,100,000
Indiana Finance Authority, 6.375% due 9/15/2041 (Marian University)	BBB-/NR	1,000,000	1,103,250

IOWA — 0.62%
Iowa Finance Authority, 5.25% due 12/1/2025 (Iowa Fertilizer Company Project)	BB-/NR	1,615,000	1,726,064

KANSAS — 1.24%
City of Wichita, 5.90% due 12/1/2016 (Brentwood Apartments)	B/NR	90,000	89,898
City of Wichita, 5.85% due 12/1/2025 (Brentwood Apartments)	B/NR	895,000	841,408
Kansas City Community College COP, 3.00% due 4/1/2016 (Higher Education Campus Facilities)	AA-/NR	150,000	150,000
Unified Government of Wyandotte County/Kansas City, 5.00% due 9/1/2031 (Utility System Improvement)	A+/A3	1,000,000	1,189,510
Unified Government of Wyandotte County/Kansas City, 5.00% due 9/1/2032 (Utility System Improvement)	A+/A3	1,000,000	1,184,510

KENTUCKY — 4.45%
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2020 pre-refunded 11/1/2018 (Project No. 89; Insured: AGM)	AA/Aa3	2,500,000	2,763,600
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2026 (Project No. 112)	A/Aa3	5,000,000	6,146,300
County of Owen, 6.25% due 6/1/2039 (Kentucky-American Water Co. Project)	A/A3	540,000	606,442
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	715,000	625,117
Kentucky Economic DFA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	2,650,000	2,238,587

LOUISIANA — 2.11%
City of New Orleans, 5.00% due 12/1/2034 (Water System Facilities Improvement)	A-/NR	400,000	459,652
Louisiana Energy and Power Authority, 5.25% due 6/1/2038 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,000,000	2,314,700
Louisiana Public Facilities Authority, 5.00% due 7/1/2032 (Black & Gold Facilities; Insured: CIFG)	AA/A3	120,000	125,020
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 pre-refunded 5/15/2017 (Ochsner Clinic Foundation)	NR/NR	140,000	147,413
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 (Ochsner Clinic Foundation)	NR/Baa1	360,000	373,532
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	2,250,000	2,449,485

MARYLAND — 1.71%
City of Baltimore, 5.00% due 7/1/2020 (Wastewater Projects)	AA/Aa2	3,055,000	3,545,572
County of Montgomery GO, 0.39% due 6/1/2026 put 4/1/2016 (Consolidated Public Improvements; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AAA/Aaa	1,200,000	1,200,000

MASSACHUSETTS — 0.32%
Massachusetts Development Finance Agency, 5.00% due 7/1/2032 (Jordan Hospital and Milton Hospital)	A-/A3	355,000	409,173
Massachusetts Development Finance Agency, 5.00% due 7/1/2033 (Jordan Hospital and Milton Hospital)	A-/A3	200,000	229,654
Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	AA/NR	245,000	259,874

MICHIGAN — 8.07%
Board of Governors of Wayne State University, 5.00% due 11/15/2033 (Educational Facilities and Equipment)	AA-/Aa3	1,250,000	1,457,250
City of Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 (Bronson Methodist Hospital)	NR/A2	1,000,000	1,092,800
City of Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2041 (Bronson Nursing and Rehabilitation Center)	NR/A2	1,000,000	1,094,620
City of Troy GO, 5.25% due 11/1/2032 (Downtown Development Authority-Community Center Facilities)	AAA/NR	1,025,000	1,212,021
County of Genesee GO, 5.375% due 11/1/2038 (Water Supply System; Insured: BAM)	AA/A2	1,000,000	1,154,660
Detroit City School District, 5.00% due 5/1/2025 (School Building & Site; Insured: Q-SBLF)	AA-/Aa1	1,000,000	1,151,850
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site; Insured: AGM)	AA/Aa1	1,000,000	1,215,740
Livonia Public School District GO, 5.00% due 5/1/2036 (School Building & Site)	AA/A2	225,000	255,670
Michigan Finance Authority, 5.00% due 4/1/2031 (State Dept. of Human Services Office Buildings)	A+/NR	1,000,000	1,098,050
Michigan Finance Authority, 5.00% due 8/1/2032 (Beaumont Health Credit Group)	A/A1	5,000,000	5,812,350
Michigan Housing Development Authority, 3.375% due 11/1/2016 (AMT)	AA/NR	655,000	656,225
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	1,015,000	1,078,935
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 pre-refunded 7/15/2017 (Oakwood Southshore Medical Center)	A/A1	650,000	686,088
Michigan State Hospital Finance Authority, 5.75% due 11/15/2039 (Henry Ford Health System)	A-/A3	1,000,000	1,137,140
Michigan Strategic Fund, 7.00% due 5/1/2021 (Detroit Edison Company; Insured: Natl-Re/AMBAC)	NR/NR	250,000	312,465
Wayne County Airport Authority, 5.00% due 12/1/2031 (Detroit Metropolitan Wayne County Airport)	A/A2	650,000	755,541
Wayne County Airport Authority, 5.00% due 12/1/2033 (Detroit Metropolitan Wayne County Airport)	A/A2	825,000	951,431
Wayne County Airport Authority, 5.00% due 12/1/2034 (Detroit Metropolitan Wayne County Airport)	A/A2	1,140,000	1,310,008

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MINNESOTA — 0.20%
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2023 pre-refunded 11/15/2016	A/Aaa	$115,000	$118,350
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 (Birchwood and Woodbury Healthcare Facility Projects)	NR/NR	415,000	430,243

MISSOURI — 1.20%
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Project-Public Improvements) (ETM)	NR/NR	650,000	688,896
Tax Increment Financing Commission of Kansas City, 6.00% due 5/1/2030 (Union Hill Redevelopment Project)	NR/NR	2,505,000	2,649,413

NEBRASKA — 0.73%
Douglas County Health Facilities, 5.00% due 11/1/2029 (Nebraska Methodist Health System)	A-/NR	950,000	1,104,631
Douglas County Health Facilities, 5.00% due 11/1/2030 (Nebraska Methodist Health System)	A-/NR	800,000	925,888

NEW JERSEY — 2.68%
Higher Education Student Assistance Authority, 5.75% due 12/1/2039 (NJCLASS Student Loan Program) (AMT)	A/A2	750,000	827,017
New Jersey EDA, 5.00% due 3/1/2026 (School Facilities Construction)	A-/A3	1,000,000	1,086,620
New Jersey EDA, 5.50% due 9/1/2027 (School Facilities Construction; Insured: Natl-Re)	AA-/A3	1,000,000	1,199,740
New Jersey EDA, 5.00% due 6/15/2029 (School Facilities Construction)	A-/A3	2,000,000	2,169,460
New Jersey Transit Corp., 5.00% due 9/15/2020 (Federal Transit Administration Section 5307 Urbanized Area Formula Funds)	A/A3	1,000,000	1,121,540
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2042 (Transportation System Improvements)	A-/A3	1,000,000	1,044,910

NEW MEXICO — 1.35%
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	1,000,000	1,112,250
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,500,000	2,645,400

NEW YORK — 7.68%
City of New York GO, 0.36% due 8/1/2020 put 4/1/2016 (Capital Projects; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	500,000	500,000
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	3,000,000	3,693,750
City of New York GO, 0.36% due 10/1/2023 put 4/1/2016 (Capital Projects; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	400,000	400,000
City of New York GO, 5.00% due 8/1/2031 (City Budget Financial Management)	AA/Aa2	2,000,000	2,410,680
City of Syracuse, 5.00% due 8/1/2017 (City Public and School Building Capital Projects; Insured: AGM) (State Aid Withholding)	AA/A1	400,000	401,556
New York City Municipal Water Finance Authority, 0.36% due 6/15/2050 put 4/1/2016 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	1,050,000	1,050,000
New York City Transitional Finance Authority, 0.38% due 11/1/2022 put 4/1/2016 (World Trade Center Recovery; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aa1	500,000	500,000
New York City Transitional Finance Authority, 0.52% due 11/15/2022 put 4/7/2016 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AAA/Aaa	5,000,000	5,000,000
New York City Transitional Finance Authority, 1.00% due 11/1/2028 put 4/7/2016 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AAA/Aaa	6,000,000	6,000,000
New York City Transitional Finance Authority, 0.38% due 8/1/2031 put 4/1/2016 (City Capital Projects; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	250,000	250,000
New York City Transitional Finance Authority, 0.36% due 2/1/2045 put 4/1/2016 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	1,150,000	1,150,000

NORTH CAROLINA — 1.47%
Charlotte-Mecklenburg Hospital Authority, 1.00% due 1/15/2037 put 4/7/2016 (Carolinas HealthCare System; SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AA-/Aa3	2,300,000	2,300,000
North Carolina Medical Care Commission, 5.00% due 6/1/2029 (Vidant Health)	A+/A1	1,500,000	1,781,130

OHIO — 1.63%
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A3	500,000	539,945
City of Akron, 5.00% due 12/1/2031 (Community Learning Centers)	AA+/NR	625,000	740,025
Cleveland-Cuyahoga County Port Authority, 6.25% due 5/15/2016 (Council for Economic Opportunities in Greater Cleveland Project; LOC: Fifth Third Bank)	BBB+/NR	100,000	100,200
Cleveland-Cuyahoga County Port Authority, 7.00% due 5/15/2040 (Flats East Development Project; LOC: Fifth Third Bank)	BBB+/NR	960,000	1,095,293
Ohio State Air Quality Development Authority, 3.625% due 10/1/2033 put 4/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	1,000,000	1,038,320
Ohio State Water Development Authority, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	1,000,000	1,007,060

Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
OKLAHOMA — 0.22%
Oklahoma Turnpike Authority, 0.35% due 1/1/2028 put 4/1/2016 (Oklahoma Turnpike System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA-/Aa3	$600,000	$600,000

OREGON — 2.82%
State of Oregon GO, 2.00% due 9/15/2016 (Cash Management)	SP-1+/Mig1	6,000,000	6,045,660
State of Oregon GO, 0.40% due 12/1/2036 put 4/7/2016 (Veterans’ Loan Program; SPA: U.S. Bank, N.A.) (weekly demand notes)	AA+/Aa1	600,000	600,000
State of Oregon GO, 0.35% due 6/1/2040 put 4/1/2016 (Veterans’ Loan Program; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa1	800,000	800,000
State of Oregon GO, 0.35% due 12/1/2041 put 4/1/2016 (Veterans’ Loan Program; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa1	400,000	400,000

PENNSYLVANIA — 5.71%
Allegheny County IDA, 6.75% due 8/15/2035 (Propel Charter School)	BBB-/NR	925,000	1,015,021
County of Luzerne GO, 5.00% due 11/15/2029 (Insured: AGM)	AA/NR	1,000,000	1,152,060
Lancaster County Hospital Authority, 5.00% due 11/1/2019 (Masonic Villages Project)	A/NR	2,675,000	3,018,390
[a] Lehigh County IDA, 0.90% due 2/15/2027 put 8/15/2017 (PPL Electric Utilities Corp.)	A/A1	5,500,000	5,498,075
Pennsylvania Economic DFA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	1,800,000	1,805,688
Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 (PennDOT-Mass Transit Agencies)	A-/A3	2,000,000	2,287,360
Philadelphia IDA, 6.00% due 8/1/2035 (Mast Charter School)	BBB+/NR	1,000,000	1,108,560

RHODE ISLAND — 0.28%
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2022 (Public Housing Development)	A+/NR	315,000	375,234
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2024 (Public Housing Development)	A+/NR	350,000	413,060

SOUTH CAROLINA — 0.42%
Spartanburg County School District No. 1 GO, 4.00% due 3/1/2017	AA/Aa1	1,125,000	1,159,673

SOUTH DAKOTA — 0.46%
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2027 (Avera Health)	AA-/A1	400,000	455,768
South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	A+/A1	750,000	837,562

TENNESSEE — 0.22%
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	BBB+/A3	500,000	602,510

TEXAS — 9.58%
Austin Convention Enterprises, Inc., 5.25% due 1/1/2024 (Austin Convention Center; Insured: Syncora)	BBB-/Ba1	720,000	735,970
Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	BBB-/Ba1	795,000	801,622
City of Houston, 5.00% due 9/1/2025 (Convention & Entertainment Facilities Department)	A-/A2	1,000,000	1,224,650
City of Houston, 5.00% due 9/1/2028 (Convention & Entertainment Facilities Department)	A-/A2	325,000	389,041
City of Houston, 5.00% due 11/15/2028 (Combined Utility System)	AA/Aa2	2,500,000	3,051,925
City of Houston, 5.00% due 9/1/2034 (Convention & Entertainment Facilities Department)	A-/A2	1,550,000	1,804,091
[b] City of Houston GO, 5.00% due 3/1/2032 (Public Improvements)	AA/Aa3	3,000,000	3,597,840
City of Texas City Industrial Development Corp., 7.375% due 10/1/2020 (ARCO Pipe Line Co. Project)	A-/A2	1,165,000	1,441,117
Harris County-Houston Sports Authority, 5.00% due 11/15/2030	A-/A2	2,000,000	2,353,780
Kimble County Hospital District, 6.25% due 8/15/2033	NR/NR	500,000	558,540
La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039 pre-refunded 8/15/2019 (Kipp, Inc.)	BBB/NR	1,000,000	1,172,650
Lower Colorado River Authority, 5.00% due 5/15/2026 pre-refunded 5/15/2022	NR/NR	20,000	24,309
Lower Colorado River Authority, 5.00% due 5/15/2026	A/A2	2,980,000	3,526,711
San Antonio Education Facilities Corp., 0.45% due 6/1/2033 put 4/7/2016 (Trinity University) (weekly demand notes)	AA/NR	500,000	500,000
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021	BBB+/Baa3	40,000	47,471
San Juan Higher Education Finance Authority, 6.70% due 8/15/2040 (IDEA Public Schools)	BBB/NR	1,000,000	1,159,400
Texas Public Finance Authority Charter School Finance Corp., 4.15% due 8/15/2016 (IDEA Public Schools; Insured: ACA)	BBB/NR	100,000	101,057
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	155,000	164,080
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	1,550,000	1,640,799
Texas Public Finance Authority Charter School Finance Corp., 6.20% due 2/15/2040 pre-refunded 2/15/2020 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,194,590
Texas Transportation Commission, 5.00% due 8/15/2034 (Central Texas Turnpike System)	BBB+/Baa1	1,000,000	1,141,500

12    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
U.S. VIRGIN ISLANDS — 0.20%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	NR/Baa3	$500,000	$561,435

UTAH — 0.83%
Herriman City, 4.75% due 11/1/2022 (Towne Center Access and Utility Improvements)	AA-/NR	1,000,000	1,131,990
Utah Transit Authority, 5.00% due 6/15/2033 (Integrated Mass Transit System)	A+/A1	1,000,000	1,178,290

VIRGINIA — 0.90%
City of Lexington IDA, 5.25% due 1/1/2021 (Kendal at Lexington Residential Care Facility)	NR/NR	395,000	403,006
City of Lexington IDA, 5.375% due 1/1/2022 (Kendal at Lexington Residential Care Facility)	NR/NR	630,000	643,350
City of Lexington IDA, 5.375% due 1/1/2023 (Kendal at Lexington Residential Care Facility)	NR/NR	425,000	434,006
City of Lexington IDA, 5.375% due 1/1/2028 (Kendal at Lexington Residential Care Facility)	NR/NR	1,000,000	1,021,190

WASHINGTON — 1.84%
Skagit County Public Hospital District No. 1, 5.75% due 12/1/2028 (Skagit Valley Hospital)	NR/Baa2	1,510,000	1,612,227
Washington Health Care Facilities Authority, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	A/A2	1,000,000	1,147,620
Washington Health Care Facilities Authority, 5.75% due 1/1/2045 (Catholic Health Initiatives)	A/A2	2,000,000	2,367,240

WISCONSIN — 0.36%
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A2	1,000,000	1,002,751

TOTAL INVESTMENTS — 98.81% (Cost $255,533,827)			$274,731,323
OTHER ASSETS LESS LIABILITIES — 1.19%			3,318,092

NET ASSETS — 100.00%			$278,049,415

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity

FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

ASSETS
Investments at value (cost $255,533,827) (Note 2)	$274,731,323
Cash	11,043,462
Receivable for investments sold	669,878
Receivable for fund shares sold	1,319,046
Interest receivable	2,964,254
Prepaid expenses and other assets	39,648

Total Assets	290,767,611

LIABILITIES
Payable for investments purchased	11,836,649
Payable for fund shares redeemed	564,269
Payable to investment advisor and other affiliates (Note 3)	221,400
Accounts payable and accrued expenses	27,708
Dividends payable	68,170

Total Liabilities	12,718,196

NET ASSETS	$278,049,415

NET ASSETS CONSIST OF
Undistributed net investment income	$3,353
Net unrealized appreciation on investments	19,197,495
Accumulated net realized gain (loss)	(460,449)
Net capital paid in on shares of beneficial interest	259,309,016

$278,049,415

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($73,925,726 applicable to 4,805,102 shares of beneficial interest outstanding - Note 4)	$15.38
Maximum sales charge, 2.00% of offering price	0.31

Maximum offering price per share	$15.69

Class C Shares:
Net asset value and offering price per share* ($34,964,994 applicable to 2,270,412 shares of beneficial interest outstanding - Note 4)	$15.40

Class I Shares:
Net asset value, offering and redemption price per share ($169,158,695 applicable to 10,984,749 shares of beneficial interest outstanding - Note 4)	$15.40

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

14    Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg Strategic Municipal Income Fund	Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $740,768)	$4,592,184

EXPENSES
Investment advisory fees (Note 3)	973,715
Administration fees (Note 3)
Class A Shares	42,837
Class C Shares	19,781
Class I Shares	39,867
Distribution and service fees (Note 3)
Class A Shares	85,675
Class C Shares	94,867
Transfer agent fees
Class A Shares	27,655
Class C Shares	10,615
Class I Shares	46,599
Registration and filing fees
Class A Shares	12,975
Class C Shares	12,235
Class I Shares	14,413
Custodian fees (Note 3)	28,975
Professional fees	24,613
Accounting fees (Note 3)	4,334
Trustee fees	5,003
Other expenses	9,659

Total Expenses	1,453,818
Less:
Expenses reimbursed by investment advisor (Note 3)	(36,693)

Net Expenses	1,417,125

Net Investment Income	3,175,059

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments	(395,999)
Net change in unrealized appreciation (depreciation) on investments	4,257,779

Net Realized and Unrealized Gain	3,861,780

Net Increase in Net Assets Resulting from Operations	$7,036,839

See notes to financial statements.

Semi-Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Municipal Income Fund

	Six Months Ended March 31, 2016*	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$3,175,059	$5,972,241
Net realized gain (loss) from investments	(395,999)	(64,450)
Net unrealized appreciation (depreciation) on investments	4,257,779	(459,355)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,036,839	5,448,436

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(783,915)	(1,527,762)
Class C Shares	(313,664)	(567,402)
Class I Shares	(2,077,480)	(3,877,077)
From realized gains
Class A Shares	—	(46,826)
Class C Shares	—	(20,477)
Class I Shares	—	(107,131)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	6,209,349	5,512,992
Class C Shares	5,419,957	2,985,965
Class I Shares	14,770,906	15,285,881

Net Increase in Net Assets	30,261,992	23,086,599

NET ASSETS
Beginning of Period	247,787,423	224,700,824

End of Period	$278,049,415	$247,787,423

Undistributed net investment income	$3,353	$3,353

*	Unaudited.

See notes to financial statements.

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed Thornburg Investment Management, Inc. (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements At March 31, 2016
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$274,731,323	$—	$274,731,323	$—

Total Investments in Securities	$274,731,323	$—	$274,731,323	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2016 the Fund paid $4,334 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2016, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,609 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $16,953 for Class A shares and $19,740 for Class C shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Fund had transactions of $2,000,214 in sales.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended		Year Ended
	March 31, 2016 (Unaudited)		September 30, 2015 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	981,520	$15,012,398	1,498,078	$22,857,138
Shares issued to shareholders in reinvestment of dividends	46,397	708,899	95,940	1,458,653
Shares repurchased	(624,243)	(9,511,948)	(1,237,044)	(18,802,799)

Net increase (decrease)	403,674	$6,209,349	356,974	$5,512,992

Class C Shares
Shares sold	583,655	$8,936,452	571,928	$8,720,448
Shares issued to shareholders in reinvestment of dividends	18,393	281,382	34,108	519,034
Shares repurchased	(247,565)	(3,797,877)	(411,444)	(6,253,517)

Net increase (decrease)	354,483	$5,419,957	194,592	$2,985,965

Class I Shares
Shares sold	2,504,215	$38,317,221	3,149,898	$48,040,749
Shares issued to shareholders in reinvestment of dividends	118,772	1,816,827	235,896	3,590,289
Shares repurchased	(1,655,076)	(25,363,142)	(2,388,594)	(36,345,157)

Net increase (decrease)	967,911	$14,770,906	997,200	$15,285,881

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $24,709,581 and $13,002,609, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$255,533,827

Gross unrealized appreciation on a tax basis	$19,262,769
Gross unrealized depreciation on a tax basis	(65,273)

Net unrealized appreciation (depreciation) on investments (tax basis)	$19,197,496

At March 31, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014, through September 30, 2015, of $63,616. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

At March 31, 2016, the Fund had cumulative tax basis capital losses of $834, (of which $0 are short-term and $834 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

20    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks associated with investments in high yield bonds and derivative instruments. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Municipal Income Fund

	PER SHARE PERFORMANCE (for A Share Outstanding Throughout The Period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Dividends From Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (thousands)
CLASS A SHARES
2016(b)(c)	$15.16	0.17	0.23	0.40	(0.18)	—	(0.18)	$15.38	2.29	(d)	1.25	(d)	1.25	(d)	1.30	(d)	2.62	5.68	$73,926
2015(c)	$15.19	0.35	(0.02)	0.33	(0.35)	(0.01)	(0.36)	$15.16	2.28		1.25		1.25		1.31		2.18	12.13	$66,722
2014(c)	$14.40	0.41	0.85	1.26	(0.42)	(0.05)	(0.47)	$15.19	2.82		1.25		1.25		1.31		8.93	21.89	$61,424
2013(c)	$15.17	0.41	(0.74)	(0.33)	(0.41)	(0.03)	(0.44)	$14.40	2.74		1.25		1.25		1.31		(2.21)	37.42	$52,278
2012(c)	$14.06	0.49	1.13	1.62	(0.50)	(0.01)	(0.51)	$15.17	3.34		1.25		1.25		1.31		11.71	12.52	$65,446
CLASS C SHARES
2016(b)	$15.17	0.15	0.23	0.38	(0.15)	—	(0.15)	$15.40	1.98	(d)	1.55	(d)	1.55	(d)	1.67	(d)	2.53	5.68	$34,965
2015	$15.20	0.30	(0.02)	0.28	(0.30)	(0.01)	(0.31)	$15.17	1.98		1.55		1.55		1.70		1.87	12.13	$29,073
2014	$14.41	0.37	0.84	1.21	(0.37)	(0.05)	(0.42)	$15.20	2.53		1.55		1.55		1.72		8.60	21.89	$26,168
2013	$15.18	0.37	(0.74)	(0.37)	(0.37)	(0.03)	(0.40)	$14.41	2.44		1.55		1.55		1.73		(2.50)	37.42	$21,344
2012	$14.07	0.45	1.12	1.57	(0.45)	(0.01)	(0.46)	$15.18	3.04		1.55		1.55		1.78		11.38	12.52	$23,521
CLASS I SHARES
2016(b)	$15.17	0.20	0.23	0.43	(0.20)	—	(0.20)	$15.40	2.61	(d)	0.93	(d)	0.93	(d)	0.93	(d)	2.85	5.68	$169,158
2015	$15.20	0.39	(0.01)	0.38	(0.40)	(0.01)	(0.41)	$15.17	2.60		0.93		0.93		0.93		2.50	12.13	$151,992
2014	$14.41	0.46	0.85	1.31	(0.47)	(0.05)	(0.52)	$15.20	3.12		0.94		0.93		0.94		9.27	21.89	$137,109
2013	$15.18	0.45	(0.73)	(0.28)	(0.46)	(0.03)	(0.49)	$14.41	3.04		0.95		0.95		0.96		(1.92)	37.42	$89,262
2012	$14.07	0.53	1.13	1.66	(0.54)	(0.01)	(0.55)	$15.18	3.62		0.95		0.95		0.95		12.03	12.52	$92,386

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Semi-Annual Report	Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period† 10/1/15–3/31/16
Class A Shares
Actual	$1,000.00	$1,026.20	$6.33
Hypothetical*	$1,000.00	$1,018.75	$6.31
Class C Shares
Actual	$1,000.00	$1,025.30	$7.85
Hypothetical*	$1,000.00	$1,017.25	$7.82
Class I Shares
Actual	$1,000.00	$1,028.50	$4.73
Hypothetical*	$1,000.00	$1,020.34	$4.71

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.55%; I: 0.93%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Semi-Annual Report

OTHER INFORMATION

Thornburg Strategic Municipal Income Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    25

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

26    Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    27

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1979

2    Semi-Annual Report

Semi-Annual Report

Thornburg California Limited Term Municipal Fund

March 31, 2016

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

April 11, 2016

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by 10 cents to $13.94 per share during the six months ended March 31, 2016. If you were with us for the entire period, you received dividends of 9.17 cents per share. If you reinvested your dividends, you received 9.20 cents per share. Dividends were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a 1.39% total return (without sales charge) for the six months ended March 31, 2016, compared to the 1.80% total return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index.

Throughout the six-month period, the Fund maintained a lower risk posture on interest rates than its benchmark; its average effective duration (a measure of interest-rate sensitivity) was 3.58 years, compared to 3.80 for the benchmark. The shorter duration hurt relative price performance by 0.57%. The Fund’s position along the yield curve added 0.18% and sector selection added 0.72% of relative price performance. Our underweight in high-quality bonds added 0.25% of relative price performance. Other factors include the amortization of bond premiums and accretion of discounts, which is not an active management decision but rather a standard accounting practice—and the largest component of this category. We also include the effects of security selection, and of price change derived from factors we cannot account for (statistically: “unexplained error”). Together, these three account for 0.50% of price performance relative to the index.

Global Fears Sway the Municipal Markets

The past six months have been a roller-coaster ride for the municipal market. During the last quarter of 2015, it seemed that every day was spent anxiously awaiting the first Federal Reserve rate increase—for what seemed like an eternity. When that rate increase finally came, it was met with a yawn. Markets quickly reminded investors that while the Federal Reserve (the Fed) has control over short-term rates, the market forces of supply and demand for bonds have a much heavier influence on interest rates—especially long-term rates.

As in life, expectations in the bond markets mean a lot. And perhaps more important than the Fed’s initial rate hike was its stated intent to raise rates four additional times in 2016. The expectation for higher rates evaporated almost immediately after the Fed’s statement, with the release of weaker-than-expected economic data, collapsing commodity prices, an emerging-markets stock rout, and profound weakness in Europe, with the European Central Bank retrenching in its effort to drive European rates lower, spurring fears of deflation.

A Roller-Coaster Ride to Start the Year

The beginning of 2016 proved volatile for equity markets domestically and globally, and the fixed income markets followed suit. The 10-year U.S. Treasury stood at a respectable 2.27% at the end of 2015. But within six weeks, that rate fell 0.61% to 1.66%, before bouncing back to 1.77% by March 31, 2016.

Chart I Credit Spreads: Investors Are Not Being Paid to Assume the Risk

4    Semi-Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

As we noted, the Fed has backed off of its initial intent to raise rates four times in a stepped-up fashion. Rates will probably remain low and income elusive. Unfortunately, municipal bond investors have only a few “levers” to pull to seek higher income. The most effective two are credit quality and duration. An investor looking for yield can always buy a bond with a longer maturity – the duration lever. And bonds of lower credit quality can be purchased to drive up yield – the credit quality lever. In both instances, the investor assumes risk in hope of higher returns.

At Thornburg, we always evaluate both of these options as a means to increase the total return of the portfolios, but over the past six months, as in the prior six months, we found them less than optimal. Real rates (interest rates after inflation is subtracted) remained low during the entire period, and the municipal yield curve was fairly flat. Investors who reached for yield by buying longer maturities gained very little relative to the duration risk that comes with longer-dated bonds. And the amount investors are compensated to invest in lower-rated bonds is minimal; credit spreads remain at extremely tight levels. Investors who purchased debt from lower-rated issuers were essentially buying weaker credits at very expensive levels. Chart I on the previous page shows credit spreads remaining near historically low levels, offering investors little compensation for risk assumed. Not a great strategy!

We believe that the only logical thing to do when you’re not being paid to take risk is to take less of it. That is exactly what we have been seeking to do in Thornburg California Limited Term Municipal Fund for quite some time. The Fund is being managed on the bearish (shorter) end of its duration range. We have also actively sought to increase the average credit quality, at least at the margins. Cash reserve positions are being managed in a manner we view as conservative.

Continued volatility seems a certainty. That can manifest via interest-rate movements, or changing credit spreads. While the likelihood of the Fed raising rates appears low, given the aforementioned anemic economic growth in the U.S. and abroad, investors are wise to recall that rates moved up over 1.00% in 2013 without the Fed having taken any action whatsoever. It may be unlikely, but that does not mean it’s a probability that can be ignored. And any event that causes spreads to widen appreciably may prove detrimental to an investor who assumed undue credit risk in search of return.

We will do what we have always done with Thornburg California Limited Term Municipal Fund: provide you with a tax-exempt laddered portfolio that aims to generate attractive levels of income, while attempting to preserve principal and minimize volatility. And, of course, we’ll seek to only assume the risk for which we believe we are adequately compensated.

California

Demand for municipal debt in California continues to be exceptionally high. Excess demand has led to very high municipal prices. To some extent, investors in municipal bonds from California are even more desperate for yield than their national counterparts. The good news is that, for the most part, the credit picture throughout the state is strong. Incomes are up and housing prices have stabilized and are increasing in most areas, leading to stronger fundamentals for most local issuers.

Staying Faithful to Thornburg’s Tested Approach

While a focus on risk mitigation may not make the sexiest marketing story, we believe it is in the best long-term interest of shareholders. And to any investor considering abandoning municipal bonds for the promise of higher returns elsewhere, we remind you that if the first quarter of 2016 has taught us anything, it is that in a volatile market, an appropriate asset allocation may save you a few sleepless nights.

We will continue to strive to manage your assets to fulfill the Fund’s objectives.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

	1-YR	5-YR	10-YR	SINCE INCEP.
A Shares (Incep: 2/19/87)
Without sales charge	1.86%	3.37%	3.52%	4.44%
With sales charge	0.34%	3.05%	3.37%	4.38%
C Shares (Incep: 9/1/94)
Without sales charge	1.62%	3.10%	3.26%	3.42%
With sales charge	1.12%	3.10%	3.26%	3.42%
I Shares (Incep: 4/1/97)	2.26%	3.72%	3.87%	3.94%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	1.18%

SEC Yield	0.32%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.94%; C shares, 1.18%; I shares, 0.63%.

Glossary

BofA Merrill Lynch 1-10 Year Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6    Semi-Annual Report

FUND SUMMARY

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.

Long Term Stability of Principal

Net Asset Value History of A Shares

Key Portfolio Attributes

Number of Bonds	373

Effective Duration	3.4 Yrs

Average Maturity	4.4 Yrs

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Portfolio Ladder

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
ABAG Finance Authority for Nonprofit Corporations, 0.39% due 8/1/2024 put 4/7/2016 (Sharp HealthCare; LOC: Bank of America, N.A.) (weekly demand notes)	AAA/Aa1	$4,670,000	$4,670,000
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,830,000	1,890,719
Alameda County Joint Powers Authority, 5.00% due 12/1/2018 (Alameda County Medical Center Highland Hospital)	AA/Aa3	400,000	443,484
Alameda County Joint Powers Authority, 5.00% due 12/1/2019 (Alameda County Medical Center Highland Hospital)	AA/Aa3	750,000	858,067
Alameda County Joint Powers Authority, 5.00% due 12/1/2020 (Alameda County Medical Center Highland Hospital)	AA/Aa3	725,000	851,817
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Public Facilities Capital Projects)	AA/Aa3	1,000,000	1,200,110
Alameda County Joint Powers Authority, 5.00% due 12/1/2024 (Alameda County Medical Center Highland Hospital)	AA/Aa3	2,500,000	3,059,050
Anaheim Public Financing Authority, 6.00% due 9/1/2016 (Public Improvements; Insured: AGM)	AA/A2	1,055,000	1,078,379
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements; Insured: AGM)	AA/A2	3,000,000	2,617,530
Bay Area Toll Authority, 5.00% due 4/1/2016 (San Francisco Bay Area Toll Bridge)	AA/Aa3	2,075,000	2,075,000
Bay Area Toll Authority, 0.99% due 4/1/2047 put 10/1/2019 (San Francisco Bay Area Toll Bridge)	AA/Aa3	5,000,000	4,994,050
Bay Area Toll Authority, 1.50% due 4/1/2047 put 4/2/2018 (San Francisco Bay Area Toll Bridge)	AA/Aa3	1,000,000	1,010,860
Bay Area Water Supply & Conservation Agency, 3.00% due 10/1/2016 (Regional Water System Improvements)	AA-/Aa3	3,965,000	4,015,435
Bonita USD GO, 5.00% due 8/1/2024 (Educational Facilities)	AA-/NR	1,000,000	1,228,440
Brea Redevelopment Agency, 5.00% due 8/1/2019 (Redevelopment Project AB)	AA-/NR	2,000,000	2,261,480
Brentwood Infrastructure Financing Authority, 3.00% due 9/2/2016 (Residential Single Family Development; Insured: AGM)	AA/NR	315,000	318,263
Brentwood Infrastructure Financing Authority, 4.00% due 9/2/2017 (Residential Single Family Development; Insured: AGM)	AA/NR	920,000	962,568
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2020 (Residential Single Family Development; Insured: AGM)	AA/NR	1,760,000	2,042,832
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2021 (Residential Single Family Development; Insured: AGM)	AA/NR	925,000	1,097,096
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2022 (Residential Single Family Development; Insured: AGM)	AA/NR	850,000	1,024,258
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2023 (Residential Single Family Development; Insured: AGM)	AA/NR	2,690,000	3,291,511
Calexico USD COP, 6.75% due 9/1/2017	A-/NR	1,630,000	1,684,132
California Educational Facilities Authority, 5.00% due 4/1/2018 (Pitzer College)	NR/A2	1,540,000	1,663,754
California Educational Facilities Authority, 0% due 10/1/2019 (Loyola Marymount University; Insured: Natl-Re)	NR/A2	2,025,000	1,926,808
California Educational Facilities Authority, 5.00% due 4/1/2020 (Pitzer College)	NR/A2	1,445,000	1,653,802
California Educational Facilities Authority, 5.00% due 4/1/2022 (Chapman University)	NR/A2	2,000,000	2,347,340
California HFFA, 0.55% due 7/1/2016 put 4/1/2016 (Dignity Health; Insured: Natl-Re; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	600,000	600,000
California HFFA, 5.50% due 10/1/2017 (Providence Health and Services)	AA-/Aa3	1,100,000	1,179,167
California HFFA, 5.50% due 2/1/2018 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	AA-/NR	2,715,000	2,948,816
California HFFA, 6.00% due 10/1/2018 (Providence Health and Services)	AA-/Aa3	1,000,000	1,127,380
California HFFA, 5.00% due 11/15/2018 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,235,000	1,333,862
California HFFA, 5.10% due 2/1/2019 (Episcopal Home; Insured: California Mtg Insurance) (ETM)	AA-/NR	785,000	841,873
California HFFA, 0.55% due 7/1/2020 put 4/7/2016 (Dignity Health; LOC: JPMorgan Chase Bank, N.A.; Insured: Natl-Re) (weekly demand notes)	AAA/Aa1	2,200,000	2,200,000
California HFFA, 5.00% due 11/15/2020 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,190,000	1,338,441
California HFFA, 5.25% due 3/1/2022 (Dignity Health)	A/A3	1,000,000	1,192,450
California HFFA, 1.45% due 8/15/2023 put 3/15/2017 (Lucile Salter Packard Children’s Hospital)	AA-/Aa3	2,710,000	2,730,569
California HFFA, 5.00% due 11/15/2023 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,150,450
California HFFA, 5.00% due 7/1/2024 (St. Joseph Health System)	AA-/A1	1,000,000	1,231,470
California HFFA, 5.00% due 7/1/2034 put 10/18/2022 (St. Joseph Health System)	AA-/A1	2,000,000	2,428,360
California HFFA, 0.38% due 7/1/2035 put 4/1/2016 (Dignity Health; LOC: Sumitomo Mitsui Bank) (daily demand notes)	AAA/Aa2	5,910,000	5,910,000
California HFFA, 5.00% due 7/1/2043 put 10/17/2017 (St. Joseph Health System)	AA-/A1	3,000,000	3,189,510
California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/A1	5,000,000	5,798,700
California Municipal Finance Authority, 5.00% due 10/1/2021 (Biola University Residential Hall and Parking Structure)	NR/Baa1	150,000	173,073
California Municipal Finance Authority, 5.00% due 10/1/2022 (Biola University Residential Hall and Parking Structure)	NR/Baa1	160,000	187,550
California Municipal Finance Authority, 5.00% due 10/1/2023 (Biola University Residential Hall and Parking Structure)	NR/Baa1	125,000	148,365
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB+/Baa3	2,820,000	2,970,221
California Pollution Control Financing Authority, 0.45% due 11/1/2026 put 4/1/2016 (Pacific Gas & Electric Co.; LOC: Mizuho Bank Ltd.) (daily demand notes)	AA+/NR	31,000,000	31,000,000
California State Department of Veterans Affairs, 2.75% due 12/1/2018 (Farm and Home Purchase Program)	AA/Aa3	1,000,000	1,046,650
California State Department of Veterans Affairs, 3.00% due 12/1/2019 (Farm and Home Purchase Program)	AA/Aa3	500,000	533,545
California State Housing Finance Agency, 3.05% due 12/1/2019 (Multi-Family Housing; Insured: FHA)	NR/Aa1	735,000	736,007
California State Infrastructure & Economic Development Bank, 5.25% due 8/15/2020 (King City High School)	AA-/NR	1,000,000	1,139,440
California State Public Works Board, 5.00% due 11/1/2016 (California State University-J. Paul Leonard & Sutro Library)	A+/Aa3	1,000,000	1,026,130
California State Public Works Board, 5.00% due 6/1/2020 (University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	1,185,000	1,382,445
California State Public Works Board, 5.125% due 3/1/2021 (Various State Participating Agency Capital Projects)	A+/A1	1,635,000	1,881,198
California State Public Works Board, 5.00% due 12/1/2021 (Judicial Council Projects)	A+/A1	3,100,000	3,720,155
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A+/A1	565,000	681,226
California State Public Works Board, 5.00% due 6/1/2022 (Yuba City Courthouse)	A+/A1	1,950,000	2,358,973
California State Public Works Board, 5.00% due 9/1/2022 (Correctional and Rehabilitation Facilities)	A+/A1	3,250,000	3,950,732
California State Public Works Board, 5.00% due 11/1/2022 (Correctional and Rehabilitation Facilities)	A+/A1	1,500,000	1,829,115
California State Public Works Board, 5.00% due 12/1/2022 (Judicial Council Projects)	A+/A1	1,200,000	1,427,376
California State Public Works Board, 5.00% due 3/1/2023 (Judicial Council Projects)	A+/A1	1,400,000	1,715,140

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
California State Public Works Board, 5.00% due 6/1/2023 (Coalinga State Hospital)	A+/A1	$7,200,000	$8,863,560
California State Public Works Board, 5.00% due 9/1/2023 (Correctional and Rehabilitation Facilities)	A+/A1	3,600,000	4,452,732
California State Public Works Board, 5.00% due 11/1/2023 (Laboratory Facility and San Diego Courthouse)	A+/A1	3,000,000	3,721,980
California State Public Works Board, 5.00% due 3/1/2024 (Judicial Council Projects)	A+/A1	1,000,000	1,216,670
California State Public Works Board, 5.00% due 4/1/2024 (Correctional and Rehabilitation Facilities)	A+/A1	3,350,000	4,054,605
California State Public Works Board, 5.00% due 9/1/2024 (Correctional and Rehabilitation Facilities)	A+/A1	3,580,000	4,493,151
California State Public Works Board, 5.00% due 11/1/2024 (Laboratory Facility and San Diego Courthouse)	A+/A1	4,000,000	4,965,840
California Statewide Communities Development Authority, 4.00% due 5/15/2017 (Irvine East Campus Apartments)	NR/Baa1	2,000,000	2,072,220
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	A+/NR	3,715,000	4,168,973
California Statewide Communities Development Authority, 5.00% due 5/15/2019 (Irvine East Campus Apartments)	NR/Baa1	655,000	732,493
California Statewide Communities Development Authority, 5.00% due 5/15/2020 (Irvine East Campus Apartments)	NR/Baa1	565,000	646,756
California Statewide Communities Development Authority, 5.00% due 7/1/2020 pre-refunded 1/1/2019 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	1,085,000	1,151,478
California Statewide Communities Development Authority, 5.00% due 11/1/2020 (Cottage Health System)	A+/NR	100,000	116,571
California Statewide Communities Development Authority, 5.00% due 5/15/2021 (Irvine East Campus Apartments)	NR/Baa1	760,000	888,850
California Statewide Communities Development Authority, 4.00% due 11/1/2021 (Cottage Health System)	A+/NR	150,000	170,210
California Statewide Communities Development Authority, 5.00% due 11/1/2022 (Cottage Health System)	A+/NR	125,000	152,005
California Statewide Communities Development Authority, 5.00% due 11/1/2023 (Cottage Health System)	A+/NR	150,000	185,738
California Statewide Communities Development Authority, 5.00% due 11/1/2024 (Cottage Health System)	A+/NR	200,000	248,050
California Statewide Communities Development Authority, 5.00% due 11/1/2025 (Cottage Health System)	A+/NR	135,000	165,857
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	4,770,000	3,436,546
Carson Redevelopment Agency, 6.00% due 10/1/2019 (Project Area 1)	A-/NR	1,050,000	1,217,328
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	AA-/NR	1,760,000	1,623,882
Central Valley Financing Authority, 5.25% due 7/1/2020 (Carson Ice)	AA-/Aa3	500,000	584,555
Chabot-Las Positas Community College District GO, 0% due 8/1/2018 (Capital Improvements; Insured: AMBAC)	A+/Aa3	2,465,000	2,242,830
City and County of San Francisco COP, 5.00% due 11/1/2016 (525 Golden Gate Avenue-Public Utilities Commission Office Project)	AA/Aa3	200,000	205,286
City and County of San Francisco COP, 5.00% due 9/1/2018 (City Office Buildings-Multiple Properties Project; Insured: Natl-Re)	AA/Aa3	5,000	5,020
City and County of San Francisco COP, 5.00% due 11/1/2022 (525 Golden Gate Avenue-Public Utilities Commission Office Project)	AA/Aa3	700,000	793,184
City and County of San Francisco Redevelopment Agency, 5.00% due 6/1/2020 (Yerba Buena Center Redevelopment Project Area; Insured: AGM)	AA/A1	1,730,000	1,990,521
City of Antioch Public Financing Authority, 5.00% due 5/1/2022 (Municipal Facilities Project)	AA-/NR	500,000	597,860
City of Antioch Public Financing Authority, 5.00% due 5/1/2024 (Municipal Facilities Project)	AA-/NR	900,000	1,107,135
City of Burbank, 5.00% due 6/1/2016 (Burbank Water and Power System)	AA-/A1	500,000	503,755
City of Burbank, 5.00% due 6/1/2017 (Burbank Water and Power System)	AA-/A1	1,000,000	1,049,680
City of Burbank, 5.00% due 6/1/2018 (Burbank Water and Power System)	AA-/A1	360,000	392,069
City of Burbank, 5.00% due 6/1/2020 (Burbank Water and Power System)	AA-/A1	625,000	723,806
City of Chula Vista, 1.65% due 7/1/2018 (San Diego Gas & Electric Co.)	A+/Aa2	3,500,000	3,502,975
City of Chula Vista COP, 5.25% due 3/1/2020 (Capital Facilities Project)	AA-/NR	1,300,000	1,496,183
City of Chula Vista COP, 5.00% due 10/1/2024 (Police Facility Project)	AA-/A1	1,700,000	2,079,355
City of Clovis, 5.00% due 3/1/2021 (Water System Facilities; Insured: BAM)	AA/A2	550,000	638,369
City of Clovis, 5.00% due 3/1/2022 (Water System Facilities; Insured: BAM)	AA/A2	720,000	851,954
City of Clovis, 5.00% due 3/1/2023 (Water System Facilities; Insured: BAM)	AA/A2	1,000,000	1,204,260
City of Folsom, 5.00% due 12/1/2016 (Community Facilities District No. 2)	A+/NR	1,100,000	1,130,360
City of Folsom, 5.00% due 12/1/2018 (Community Facilities District No. 2)	A+/NR	965,000	1,058,441
City of Los Angeles Community Facilities District No. 4, 4.00% due 9/1/2016 (Playa Vista - Phase 1)	BBB+/NR	650,000	659,341
City of Los Angeles Community Facilities District No. 4, 4.00% due 9/1/2017 (Playa Vista - Phase 1)	BBB+/NR	500,000	522,390
City of Los Angeles COP, 3.00% due 11/1/2030 put 2/1/2018 (American Academy of Dramatic Arts; LOC: TD Bank, N.A.)	NR/Aa2	2,490,000	2,550,109
City of Los Angeles Department of Water & Power, 0.34% due 7/1/2034 put 4/1/2016 (Electric Power Plant; SPA: Barclays Bank plc) (daily demand notes)	AA-/Aa3	10,000,000	10,000,000
City of Los Angeles GO, 2.00% due 6/30/2016 (Cash Flow Management)	SP-1+/Mig1	4,000,000	4,017,160
City of Manteca, 4.00% due 7/1/2016 (Water Supply System)	AA-/A1	300,000	302,703
City of Manteca, 3.00% due 12/1/2016 (Wastewater Quality Control Facility)	AA-/Aa3	520,000	528,382
City of Manteca, 4.00% due 7/1/2018 (Water Supply System)	AA-/A1	550,000	589,034
City of Manteca, 4.00% due 12/1/2018 (Wastewater Quality Control Facility)	AA-/Aa3	375,000	404,558
City of Manteca, 5.00% due 7/1/2019 (Water Supply System)	AA-/A1	400,000	451,720
City of Manteca, 5.00% due 7/1/2021 (Water Supply System)	AA-/A1	1,000,000	1,187,440
City of Manteca, 5.00% due 7/1/2023 (Water Supply System)	AA-/A1	650,000	779,448
City of Moorpark Mobile Home Park, 4.90% due 5/15/2017 (Villa Del Arroyo)	A+/NR	415,000	426,645
City of Porterville COP, 6.30% due 10/1/2018 (Public Service Capital Projects; Insured: AMBAC) (ETM)	NR/NR	685,000	738,238
City of San Jose Financing Authority, 5.00% due 6/1/2019 (Civic Center Project)	AA/Aa3	650,000	733,551
City of San Jose Financing Authority, 5.00% due 6/1/2020 (Civic Center Project)	AA/Aa3	600,000	695,430
City of San Jose Financing Authority, 4.00% due 6/1/2021 (Civic Center Project)	AA/Aa3	1,000,000	1,135,420
City of San Jose Financing Authority, 5.00% due 6/1/2022 (Civic Center Project)	AA/Aa3	745,000	901,822

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of San Jose Financing Authority, 5.00% due 6/1/2023 (Civic Center Project)	AA/Aa3	$1,000,000	$1,229,660
City of San Jose Financing Authority, 5.00% due 6/1/2024 (Civic Center Project)	AA/Aa3	750,000	924,187
City of Torrance, 5.00% due 9/1/2020 (Torrance Memorial Medical Center)	BBB+/A3	1,155,000	1,324,797
City of Torrance, 6.00% due 6/1/2022 (Torrance Memorial Medical Center)	BBB+/A3	2,600,000	2,636,946
City of Vallejo, 5.00% due 5/1/2017 (Water Improvement Project; Insured: Natl-Re)	AA-/A3	1,240,000	1,244,774
Community Development Commission of the City of Santa Fe Springs, 5.00% due 9/1/2018 (Redevelopment Project; Insured: Natl-Re)	AA-/A3	1,235,000	1,306,408
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA/NR	250,000	264,723
Corona-Norco USD GO, 0% due 9/1/2017 (Insured: AGM)	AA/Aa2	1,595,000	1,573,117
Coronado Community Development Agency, 0% due 9/1/2016 (Insured: AGM)	AA/A2	225,000	224,474
County of El Dorado Community Facilities District, 5.00% due 9/1/2019 (El Dorado Hills Development)	A/NR	1,700,000	1,904,238
County of Los Angeles, 5.00% due 6/30/2016 (General Fund Expenditures)	SP-1+/Mig1	12,000,000	12,140,280
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2020 (Bunker Hill Project)	A+/NR	1,000,000	1,155,260
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2021 (Bunker Hill Project)	A+/NR	2,500,000	2,952,950
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2022 (Bunker Hill Project)	A+/NR	1,000,000	1,201,330
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2023 (Bunker Hill Project)	A+/NR	1,000,000	1,219,820
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2024 (Bunker Hill Project)	A+/NR	500,000	616,230
County of Monterey COP, 5.25% due 8/1/2021 (Natividad Medical Center; Insured: AGM)	AA/A1	3,700,000	4,251,818
County of San Diego and San Diego County School District, 2.00% due 6/30/2016	SP-1+/NR	7,430,000	7,462,246
Delano Financing Authority, 5.00% due 12/1/2017 (Police Station and Capital Improvements)	A-/NR	1,085,000	1,152,096
Delano Financing Authority, 5.00% due 12/1/2018 (Police Station and Capital Improvements)	A-/NR	1,135,000	1,234,698
Delano Financing Authority, 5.00% due 12/1/2019 (Police Station and Capital Improvements)	A-/NR	1,195,000	1,332,162
Desert Sands USD COP, 4.00% due 3/1/2019 (Educational Facilities; Insured: BAM)	AA/A1	1,000,000	1,084,220
Desert Sands USD COP, 5.00% due 3/1/2020 (Educational Facilities; Insured: BAM)	AA/A1	700,000	799,211
Desert Sands USD COP, 5.00% due 3/1/2021 (Educational Facilities; Insured: BAM)	AA/A1	1,080,000	1,262,455
East Bay Municipal Utility District, 5.00% due 6/1/2016 (Water System)	AAA/Aa1	3,100,000	3,124,397
Elk Grove Finance Authority, 4.00% due 9/1/2020 (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1)	A-/NR	575,000	636,370
Elk Grove Finance Authority, 5.00% due 9/1/2021 (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1)	A-/NR	450,000	527,792
Elk Grove Finance Authority, 5.00% due 9/1/2025 (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1)	A-/NR	750,000	918,420
Emeryville Redevelopment Agency, 5.00% due 9/1/2022 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	2,775,000	3,379,645
Emeryville Redevelopment Agency, 5.00% due 9/1/2023 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	2,420,000	2,993,225
Emeryville Redevelopment Agency, 5.00% due 9/1/2024 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	3,900,000	4,886,661
Evergreen School District GO, 2.00% due 8/1/2016 (Educational Facilities Improvements)	NR/Aa2	2,250,000	2,261,925
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling Financing Project; Insured: CIFG)	AA/A3	735,000	737,639
Folsom Cordova USD COP, 5.00% due 4/1/2021 (Educational Facilities; Insured: AGM)	AA/NR	1,000,000	1,175,650
Fresno County USD GO, 5.90% due 8/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/A3	590,000	628,999
Fresno County USD GO, 5.90% due 8/1/2018 (Educational Facilities; Insured: Natl-Re)	AA-/A3	630,000	700,182
Fresno County USD GO, 5.90% due 8/1/2019 (Educational Facilities; Insured: Natl-Re)	AA-/A3	675,000	777,587
Fresno County USD GO, 5.00% due 2/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/A3	2,510,000	2,853,594
Fresno County USD GO, 5.90% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/A3	720,000	857,081
Fullerton Public Financing Authority, 5.00% due 9/1/2016 (Insured: AMBAC)	A/NR	1,775,000	1,807,482
Government of Guam, 5.00% due 11/15/2023 (Economic Development)	A/NR	1,250,000	1,492,912
Government of Guam, 5.00% due 11/15/2025 (Economic Development)	A/NR	4,175,000	5,079,138
Guam Power Authority, 5.00% due 10/1/2021 (Electric Power System; Insured: AGM)	AA/A2	1,275,000	1,510,097
Hacienda La Puente USD COP, 2.00% due 6/1/2016 (Educational Facilities; Insured: AGM)	AA/A1	850,000	852,363
Hacienda La Puente USD COP, 3.00% due 6/1/2017 (Educational Facilities; Insured: AGM)	AA/A1	160,000	164,438
Hacienda La Puente USD COP, 4.00% due 6/1/2018 (Educational Facilities; Insured: AGM)	AA/A1	705,000	753,490
Hacienda La Puente USD COP, 5.00% due 6/1/2019 (Educational Facilities; Insured: AGM)	AA/A1	875,000	986,011
Hacienda La Puente USD COP, 5.00% due 6/1/2020 (Educational Facilities; Insured: AGM)	AA/A1	740,000	857,697
Hacienda La Puente USD COP, 5.00% due 6/1/2022 (Educational Facilities; Insured: AGM)	AA/A1	575,000	696,946
Hacienda La Puente USD COP, 5.00% due 6/1/2023 (Educational Facilities; Insured: AGM)	AA/A1	1,535,000	1,890,552
Hacienda La Puente USD COP, 5.00% due 6/1/2024 (Educational Facilities; Insured: AGM)	AA/A1	880,000	1,100,097
Hacienda La Puente USD COP, 5.00% due 6/1/2025 (Educational Facilities; Insured: AGM)	AA/A1	1,300,000	1,643,590
Hemet USD GO, 4.00% due 8/1/2018 (Insured: AGM)	AA/NR	1,335,000	1,431,507
Jurupa Public Financing Authority, 4.50% due 9/1/2018 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	870,000	938,956
Jurupa Public Financing Authority, 4.50% due 9/1/2019 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	905,000	1,001,871
Jurupa Public Financing Authority, 4.50% due 9/1/2020 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	945,000	1,064,250
Kern High School District GO, 4.00% due 8/1/2016 (Insured: AGM)	A+/Aa2	500,000	505,910
Kern High School District GO, 4.00% due 8/1/2017 (Insured: AGM)	A+/Aa2	500,000	522,195
Kern High School District GO, 4.00% due 8/1/2018 (Insured: AGM)	A+/Aa2	500,000	537,290
La Quinta Redevelopment Agency, 5.00% due 9/1/2021 (Redevelopment Project Areas No. 1 and 2)	A+/NR	1,000,000	1,170,610
La Quinta Redevelopment Agency, 5.00% due 9/1/2022 (Redevelopment Project Areas No. 1 and 2)	A+/NR	2,000,000	2,383,040
La Quinta Redevelopment Agency, 5.00% due 9/1/2023 (Redevelopment Project Areas No. 1 and 2)	A+/NR	1,500,000	1,802,985
Lodi Public Financing Authority, 3.00% due 10/1/2016 (City Police Building and Jail)	A+/NR	830,000	838,839
Lodi Public Financing Authority, 5.00% due 10/1/2020 (City Police Building and Jail)	A+/NR	965,000	1,099,473
Lodi Public Financing Authority, 5.00% due 10/1/2021 (City Police Building and Jail)	A+/NR	1,020,000	1,182,649

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Lodi Public Financing Authority, 5.00% due 10/1/2022 (City Police Building and Jail)	A+/NR	$1,040,000	$1,211,579
Lodi Public Financing Authority, 5.00% due 10/1/2023 (City Police Building and Jail)	A+/NR	1,120,000	1,296,904
Los Alamitos USD GO, 0% due 9/1/2016 (Educational Facilities) (ETM)	SP-1+/Aa2	2,000,000	1,995,980
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2016 (ETM)	A+/A1	2,100,000	2,135,910
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2017 (ETM)	A+/A1	1,660,000	1,759,019
Los Angeles County Public Works Financing Authority, 5.25% due 10/1/2016 (Los Angeles County Regional Park and Open Space District; Insured: AGM)	AA/Aa1	700,000	716,548
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA/A1	2,060,000	2,262,931
Los Angeles County Sanitation District Financing Authority, 5.00% due 10/1/2016 (Capital Projects)	AA+/Aa1	4,000,000	4,092,320
Los Angeles County Schools Pooled Financing Program COP, 5.00% due 6/1/2022 (Compton USD; Insured: AGM)	AA/A2	1,500,000	1,800,120
Los Angeles County Schools Regionalized Business Services Corp. COP, 0% due 8/1/2021 (Insured: AMBAC)	NR/NR	2,135,000	1,898,250
Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles International Airport) (AMT)	AA/Aa3	2,000,000	2,192,180
Los Angeles Municipal Improvement Corp., 5.00% due 11/1/2017 (Capital Improvements)	A+/A2	3,235,000	3,456,274
Los Angeles Municipal Improvement Corp., 5.00% due 3/1/2018 (Capital Improvements)	A+/A2	4,765,000	5,147,105
Los Angeles USD COP, 5.00% due 10/1/2016 (Educational Facilities and Information Technology Infrastructure; Insured: AMBAC)	A+/A1	425,000	434,669
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Infrastructure)	A+/A1	2,000,000	2,247,680
Los Angeles USD GO, 5.00% due 7/1/2022 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	2,750,000	3,358,877
Los Angeles USD GO, 5.00% due 7/1/2022 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	6,360,000	7,768,168
Los Angeles USD GO, 5.00% due 7/1/2023 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	3,000,000	3,725,760
Los Angeles USD GO, 5.00% due 7/1/2024 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	3,000,000	3,786,690
Lynwood USD GO, 5.00% due 8/1/2023 (Insured: AGM)	AA/A2	1,000,000	1,233,260
Manteca USD Community Facilities District No. 1989-2, 3.00% due 9/1/2016 (Educational Facilities; Insured: AGM)	AA/A2	410,000	413,916
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA/A2	500,000	533,690
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2019 (Educational Facilities; Insured: AGM)	AA/A2	870,000	948,631
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2020 (Educational Facilities; Insured: AGM)	AA/A2	1,425,000	1,635,145
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2021 (Educational Facilities; Insured: AGM)	AA/A2	750,000	877,957
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2023 (Educational Facilities; Insured: AGM)	AA/A2	500,000	604,945
Mark West Union School District GO, 4.125% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	AA/A3	1,275,000	1,279,003
Metropolitan Water District of Southern California, 0.33% due 7/1/2036 put 8/16/2016	A-1+/Aa1	7,500,000	7,500,000
Milpitas Redevelopment Agency, 3.00% due 9/1/2016 (Redevelopment Project Area No. 1)	AA-/NR	1,000,000	1,010,840
Milpitas Redevelopment Agency, 4.00% due 9/1/2017 (Redevelopment Project Area No. 1)	AA-/NR	1,000,000	1,046,770
Milpitas Redevelopment Agency, 5.00% due 9/1/2025 (Redevelopment Project Area No. 1)	AA-/NR	2,300,000	2,898,506
Modesto Irrigation District, 5.00% due 7/1/2022 (San Joaquin Valley Electric System)	A+/A2	1,000,000	1,218,060
Moreno Valley Public Financing Authority, 5.00% due 11/1/2024 (Public Improvements)	A+/NR	1,455,000	1,771,797
Murrieta Valley USD Public Financing Authority GO, 5.00% due 9/1/2023 (Educational Facilities; Insured: BAM)	AA/NR	1,080,000	1,333,832
Natomas USD GO, 5.00% due 8/1/2024 (Insured: BAM)	AA/A1	2,425,000	2,991,747
North City West School Facilities Financing Authority, 5.00% due 9/1/2021 (Carmel Valley; Insured: AGM)	AA/NR	2,155,000	2,550,852
North City West School Facilities Financing Authority, 5.00% due 9/1/2022 (Carmel Valley; Insured: AGM)	AA/NR	2,260,000	2,723,210
Northern California Power Agency, 5.00% due 7/1/2016 (Hydroelectric Project)	A+/A1	500,000	505,865
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A1	100,000	105,522
Northern California Power Agency, 5.00% due 7/1/2018 (Hydroelectric Project)	A+/A1	1,250,000	1,369,475
Northern California Power Agency, 5.00% due 6/1/2019 (Lodi Energy Center)	A-/A2	2,340,000	2,642,351
Oakland USD GO, 5.00% due 8/1/2022 (County of Alameda Educational Facilities)	NR/NR	745,000	876,627
Oakland USD GO, 5.00% due 8/1/2023 (County of Alameda Educational Facilities)	NR/NR	700,000	836,241
Oakland USD GO, 5.00% due 8/1/2025 (County of Alameda Educational Facilities)	NR/NR	1,300,000	1,590,537
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: AGM)	AA/A2	2,000,000	1,900,700
Palomar Pomerado Health GO, 0% due 8/1/2021 (Insured: Natl-Re)	AA-/A2	2,850,000	2,557,020
Pomona USD GO, 6.10% due 2/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/A3	465,000	547,710
Redding Electrical Systems COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/A2	2,500,000	2,731,800
Redevelopment Agency of the City and County of San Francisco Community Facilities District No. 4, 0.38% due 8/1/2032 put 4/1/2016 (Mission Bay North Public Improvements; LOC: Bank of America, N.A.) (daily demand notes)	NR/A1	850,000	850,000
Redevelopment Agency of the City of Rialto, 5.00% due 9/1/2023 (Merged Project Area; Insured: BAM)	AA/NR	550,000	667,134
Redevelopment Agency of the City of Rialto, 5.00% due 9/1/2024 (Merged Project Area; Insured: BAM)	AA/NR	500,000	615,360
Regents of the University of California, 4.00% due 5/15/2017 (Campus Housing and Facilities)	AA-/Aa3	1,250,000	1,298,175
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2016 (Redevelopment Project)	A-/NR	1,055,000	1,066,415
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2017 (Redevelopment Project)	A-/NR	1,055,000	1,106,874
Ridgecrest Redevelopment Agency, 5.25% due 6/30/2018 (Redevelopment Project)	A-/NR	1,050,000	1,145,823
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2019 (Redevelopment Project)	A-/NR	1,050,000	1,191,666
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2020 (Redevelopment Project)	A-/NR	1,040,000	1,210,196
Riverside County Infrastructure Financing Authority, 2.00% due 11/1/2016 (Capital Improvement Projects)	AA-/NR	1,500,000	1,513,110
Riverside County Infrastructure Financing Authority, 3.00% due 11/1/2017 (Capital Improvement Projects)	AA-/NR	1,000,000	1,035,500
Riverside County Infrastructure Financing Authority, 4.00% due 11/1/2018 (Capital Improvement Projects)	AA-/NR	1,000,000	1,077,540
Riverside County Infrastructure Financing Authority, 4.00% due 11/1/2019 (Capital Improvement Projects)	AA-/NR	1,700,000	1,871,241
Riverside County Infrastructure Financing Authority, 5.00% due 11/1/2020 (Capital Improvement Projects)	AA-/NR	605,000	703,198
Riverside County Infrastructure Financing Authority, 5.00% due 11/1/2021 (Capital Improvement Projects)	AA-/NR	500,000	593,375

Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Riverside County Palm Desert Financing Authority, 6.00% due 5/1/2022 (Palm Desert Sheriff’s Station Facilities)	AA-/A2	$2,600,000	$2,866,786
Riverside County Public Financing Authority, 4.00% due 11/1/2017 (Capital Facilities Project)	AA-/NR	550,000	578,166
Riverside County Public Financing Authority, 5.00% due 11/1/2019 (Capital Facilities Project)	AA-/NR	2,000,000	2,271,500
Riverside County Public Financing Authority, 4.00% due 11/1/2020 (Capital Facilities Project)	AA-/NR	465,000	517,457
Riverside County Public Financing Authority, 5.00% due 11/1/2021 (Capital Facilities Project)	AA-/NR	1,000,000	1,179,120
Riverside County Public Financing Authority, 5.00% due 11/1/2025 (Capital Facilities Project)	AA-/NR	1,000,000	1,226,660
Riverside USD Financing Authority, 3.00% due 9/1/2016 (Educational Facilities; Insured: BAM)	AA/NR	500,000	505,105
Riverside USD Financing Authority, 4.00% due 9/1/2017 (Educational Facilities; Insured: BAM)	AA/NR	285,000	297,777
Riverside USD Financing Authority, 5.00% due 9/1/2019 (Educational Facilities; Insured: BAM)	AA/NR	950,000	1,073,766
Riverside USD Financing Authority, 5.00% due 9/1/2022 (Educational Facilities; Insured: BAM)	AA/NR	215,000	258,533
Riverside USD Financing Authority, 5.00% due 9/1/2024 (Educational Facilities; Insured: BAM)	AA/NR	680,000	834,523
Riverside USD Financing Authority, 5.00% due 9/1/2025 (Educational Facilities; Insured: BAM)	AA/NR	350,000	430,430
Rosemead Community Development Commission, 5.00% due 10/1/2016 (Redevelopment Project Area No. 1; Insured: AMBAC)	A/NR	700,000	714,924
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	BBB+/Baa1	1,390,000	1,432,965
Sacramento City Financing Authority, 0% due 11/1/2016 (Merged Downtown Sacramento, Alkali Flat, Del Paso Heights and Oak Park Redevelopment Project Areas; Insured: Nat’l-Re)	AA-/A3	3,200,000	3,187,232
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2021 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	830,000	965,066
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2022 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	775,000	918,948
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2023 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	815,000	981,472
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2024 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	765,000	930,699
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2025 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	2,175,000	2,626,704
Sacramento City USD GO, 5.00% due 7/1/2018 (Educational Facilities Improvements; Insured: AGM)	AA/NR	360,000	394,070
Sacramento City USD GO, 4.00% due 7/1/2019 (Educational Facilities Improvements)	A+/A1	5,455,000	5,988,008
Sacramento City USD GO, 5.00% due 7/1/2019 (Educational Facilities Improvements; Insured: AGM)	AA/NR	635,000	718,630
Sacramento City USD GO, 5.00% due 7/1/2020 (Educational Facilities Improvements; Insured: AGM)	AA/NR	500,000	581,875
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/A1	3,600,000	4,271,760
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements; Insured: AGM)	AA/NR	400,000	476,544
Sacramento City USD GO, 5.00% due 7/1/2022 (Educational Facilities Improvements; Insured: AGM)	AA/NR	700,000	852,642
Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Procter & Gamble Project)	AA-/Aa3	625,000	706,238
Sacramento Municipal Utility District, 5.00% due 7/1/2020 pre-refunded 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	NR/A3	3,000,000	3,034,650
Sacramento Municipal Utility District, 1.00% due 8/15/2028 put 4/1/2016 (Electric System; LOC: Bank of America N.A.) (daily demand notes)	AAA/A1	8,800,000	8,800,000
Salinas Valley Solid Waste Authority, 5.00% due 8/1/2023 (Insured: AGM) (AMT)	AA/A2	1,530,000	1,818,726
San Diego Redevelopment Agency, 5.00% due 9/1/2018 (Centre City Redevelopment; Insured: AMBAC)	NR/A2	3,215,000	3,275,410
San Diego Redevelopment Agency, 0.01% due 9/1/2019 (Centre City Redevelopment; Insured: AGM)	AA/A2	1,910,000	1,808,961
San Diego USD GO, 3.00% due 7/1/2017 (Educational System Capital Projects)	NR/Aa2	5,000,000	5,149,200
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa2	1,390,000	1,650,250
San Diego USD GO, 5.00% due 7/1/2023 (Educational System Capital Projects)	AA-/Aa2	5,000,000	6,244,700
San Diego USD GO, 5.00% due 7/1/2024 (Educational System Capital Projects)	AA-/Aa2	3,000,000	3,764,250
San Francisco City and County Airports Commission, 5.00% due 5/1/2026 (San Francisco International Airport)	A+/A1	5,000,000	6,433,950
San Francisco City and County Redevelopment Agency, 5.00% due 8/1/2019 (San Francisco Redevelopment Projects)	A+/NR	2,050,000	2,318,017
San Francisco City and County Redevelopment Agency, 5.00% due 8/1/2020 (San Francisco Redevelopment Projects)	A+/NR	1,685,000	1,958,425
San Francisco City and County Redevelopment Agency, 5.00% due 8/1/2021 (San Francisco Redevelopment Projects)	A+/NR	1,000,000	1,188,980
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA/Aa2	5,000,000	4,616,100
San Juan USD GO, 1.00% due 8/1/2016 (Educational Facilities)	NR/Aa2	3,000,000	3,005,820
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2017 (Maple Street Correctional Center)	AA+/Aa2	750,000	790,148
San Mateo County Joint Powers Financing Authority, 5.00% due 7/15/2018 (County Capital Projects)	AA+/Aa2	800,000	872,872
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2021 (Maple Street Correctional Center)	AA+/Aa2	410,000	488,650
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2022 (Maple Street Correctional Center)	AA+/Aa2	1,000,000	1,218,920
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2023 (Maple Street Correctional Center)	AA+/Aa2	585,000	726,389
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA+/Aaa	2,000,000	1,922,040
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re) (ETM)	AA-/A3	1,000,000	1,123,670
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	AA-/A3	1,000,000	1,114,120
Santa Ana USD GO, 0% due 8/1/2020 (Insured: Natl-Re)	AA-/A3	2,035,000	1,888,887
Santa Clara County Financing Authority, 4.00% due 5/15/2017 (Multiple Facilities Projects)	AA+/A1	1,000,000	1,036,740
Santa Clara County Financing Authority, 5.00% due 5/15/2025 (Multiple Facilities Projects)	AA+/NR	6,755,000	8,596,413
Semitropic Water Storage Improvement District, 5.00% due 12/1/2022 (Irrigation Water System; Insured: AGM)	AA/A2	400,000	489,108
Semitropic Water Storage Improvement District, 5.00% due 12/1/2023 (Irrigation Water System; Insured: AGM)	AA/A2	500,000	620,555
Semitropic Water Storage Improvement District, 5.00% due 12/1/2024 (Irrigation Water System; Insured: AGM)	AA/A2	500,000	629,175
Semitropic Water Storage Improvement District, 5.00% due 12/1/2025 (Irrigation Water System; Insured: AGM)	AA/A2	1,110,000	1,410,088

12    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Solano County COP, 5.00% due 11/15/2016 (Health & Social Services Headquarters)	AA-/A1	$1,000,000	$1,027,420
South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities)	SP-1+/NR	5,000,000	5,353,500
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	AA-/A2	1,000,000	1,004,090
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2018 (Insured: AMBAC) (AMT)	AA-/A2	2,000,000	2,008,380
Southern California Public Power Authority, 5.00% due 7/1/2016 (Southern Transmission Project)	AA-/NR	2,000,000	2,023,000
Southern California Public Power Authority, 1.00% due 7/1/2036 put 4/1/2016 (Magnolia Power Project; LOC: U.S. Bank, N.A.) (daily demand notes)	AAA/Aa1	11,000,000	11,000,000
State of California Department of Water Resources, 5.00% due 12/1/2016 (Central Valley Project Water System)	AAA/Aa1	1,000,000	1,030,830
State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	2,330,000	2,553,237
State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	670,000	734,193
State of California GO, 4.00% due 8/1/2016 (Various Capital Projects)	AA-/Aa3	500,000	506,000
State of California GO, 4.75% due 9/1/2018 (Various Capital Projects; Insured: AGM)	AA/Aa3	220,000	224,083
State of California GO, 5.00% due 9/1/2020 (Various Capital Projects)	AA-/Aa3	2,000,000	2,341,300
Successor Agency to the City Colton Redevelopment Agency, 5.00% due 8/1/2021 (Downtown Area No. 1 and No. 2, Cooley Ranch, Santa Ana River, West Valley, Mount Vernon Corridor, Rancho/Mill; Insured: BAM)	AA/NR	940,000	1,094,367
Successor Agency to the City Colton Redevelopment Agency, 5.00% due 8/1/2023 (Downtown Area No. 1 and No. 2, Cooley Ranch, Santa Ana River, West Valley, Mount Vernon Corridor, Rancho/Mill; Insured: BAM)	AA/NR	925,000	1,113,099
Successor Agency to the City Colton Redevelopment Agency, 5.00% due 8/1/2025 (Downtown Area No. 1 and No. 2, Cooley Ranch, Santa Ana River, West Valley, Mount Vernon Corridor, Rancho/Mill; Insured: BAM)	AA/NR	950,000	1,169,478
Successor Agency to the City of Riverside Redevelopment Agency, 5.00% due 9/1/2023 (Multiple Redevelopment Project Areas)	AA-/NR	1,735,000	2,133,252
Successor Agency to the City of Riverside Redevelopment Agency, 5.00% due 9/1/2024 (Multiple Redevelopment Project Areas)	AA-/NR	1,250,000	1,557,387
Successor Agency to the City of Sacramento Redevelopment Agency, 2.00% due 12/1/2016 (Multiple Redevelopment Project Areas)	A/NR	1,000,000	1,008,400
Successor Agency to the City of Sacramento Redevelopment Agency, 3.00% due 12/1/2017 (Multiple Redevelopment Project Areas)	A/NR	1,315,000	1,359,013
Successor Agency to the City of San Diego Redevelopment Agency, 5.00% due 9/1/2025 (Multiple Redevelopment Project Areas)	AA-/NR	2,745,000	3,508,137
Successor Agency to the City of San Diego Redevelopment Agency, 5.00% due 9/1/2026 (Multiple Redevelopment Project Areas)	AA-/NR	1,500,000	1,897,695
Successor Agency to the Community Development Agency of the City of Menlo Park, 3.00% due 10/1/2017 (Las Pulgas Community Development Project)	A+/NR	655,000	677,735
Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2019 (Las Pulgas Community Development Project)	A+/NR	400,000	454,080
Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2020 (Las Pulgas Community Development Project)	A+/NR	325,000	379,096
Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2021 (Las Pulgas Community Development Project; Insured: AGM)	AA/NR	1,250,000	1,497,837
Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2022 (Las Pulgas Community Development Project; Insured: AGM)	AA/NR	900,000	1,096,101
Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2025 (Las Pulgas Community Development Project; Insured: AGM)	AA/NR	500,000	632,285
Successor Agency to the Poway Redevelopment Agency, 5.00% due 6/15/2025 (Paguay Redevelopment Project)	AA-/NR	4,665,000	5,943,863
Successor Agency to the Rancho Cucamonga Redevelopment Project, 5.00% due 9/1/2023 (Insured: AGM)	AA/NR	1,000,000	1,239,230
Successor Agency to the Rancho Cucamonga Redevelopment Project, 5.00% due 9/1/2024 (Insured: AGM)	AA/NR	2,000,000	2,511,320
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2022 (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM)	AA/NR	400,000	476,608
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2023 (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM)	AA/NR	400,000	481,916
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2024 (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM)	AA/NR	450,000	548,631
Temecula Valley USD Financing Authority, 3.00% due 9/1/2016 (Educational Facilities; Insured: BAM)	AA/NR	580,000	585,922
Temecula Valley USD Financing Authority, 4.00% due 9/1/2017 (Educational Facilities; Insured: BAM)	AA/NR	400,000	418,128
Temecula Valley USD Financing Authority, 5.00% due 9/1/2018 (Educational Facilities; Insured: BAM)	AA/NR	325,000	356,229
Temecula Valley USD Financing Authority, 5.00% due 9/1/2019 (Educational Facilities; Insured: BAM)	AA/NR	375,000	423,855
Temecula Valley USD Financing Authority, 5.00% due 9/1/2020 (Educational Facilities; Insured: BAM)	AA/NR	400,000	463,564
Temecula Valley USD Financing Authority, 5.00% due 9/1/2021 (Educational Facilities; Insured: BAM)	AA/NR	515,000	611,274
Temecula Valley USD Financing Authority, 5.00% due 9/1/2022 (Educational Facilities; Insured: BAM)	AA/NR	275,000	331,053
Temecula Valley USD Financing Authority, 5.00% due 9/1/2023 (Educational Facilities; Insured: BAM)	AA/NR	300,000	366,756
Temecula Valley USD Financing Authority, 5.00% due 9/1/2024 (Educational Facilities; Insured: BAM)	AA/NR	300,000	370,785
Temecula Valley USD Financing Authority, 5.00% due 9/1/2025 (Educational Facilities; Insured: BAM)	AA/NR	300,000	369,762
Town of Hillsborough COP, 0.52% due 6/1/2030 put 4/1/2016 (Water and Sewer Systems Project; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	NR/NR	6,700,000	6,700,000
[a] Trustees of the California State University, 5.00% due 11/1/2026 (Educational Facilities Improvements)	AA-/Aa2	1,000,000	1,279,790
Tuolumne Wind Project Authority, 5.00% due 1/1/2018	AA-/A2	1,690,000	1,810,936

Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Turlock Irrigation District, 5.00% due 1/1/2019	AA-/A2	$1,000,000	$1,110,240
Ukiah USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA-/A1	2,000,000	1,923,700
Upper Lake Union High School District GO, 0% due 8/1/2020 (Insured: Natl-Re)	NR/A3	1,050,000	909,573
Ventura County Public Financing Authority, 5.00% due 11/1/2023 (Office Building Purchase and Improvements)	AA+/Aa3	500,000	614,850
Ventura County Public Financing Authority, 5.00% due 11/1/2024 (Office Building Purchase and Improvements)	AA+/Aa3	1,060,000	1,300,949
[b] Virgin Islands Public Finance Authority, 5.00% due 10/1/2017	BBB-/Baa2	1,440,000	1,505,707
Vista Redevelopment Agency, 5.00% due 9/1/2019 (Vista Redevelopment Project; Insured: AGM)	AA/NR	300,000	339,696
Vista Redevelopment Agency, 5.00% due 9/1/2020 (Vista Redevelopment Project; Insured: AGM)	AA/NR	275,000	319,041
Vista Redevelopment Agency, 5.00% due 9/1/2021 (Vista Redevelopment Project; Insured: AGM)	AA/NR	265,000	314,285
Vista Redevelopment Agency, 5.00% due 9/1/2022 (Vista Redevelopment Project; Insured: AGM)	AA/NR	335,000	405,404
Vista Redevelopment Agency, 5.00% due 9/1/2023 (Vista Redevelopment Project; Insured: AGM)	AA/NR	400,000	491,920
Walnut Improvement Agency, 4.00% due 3/1/2017 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	1,000,000	1,027,400
Walnut Improvement Agency, 4.00% due 3/1/2018 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	1,000,000	1,054,790
Walnut Improvement Agency, 5.00% due 3/1/2019 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	400,000	442,908
Washington USD Yolo County COP, 5.00% due 8/1/2017 (West Sacramento High School; Insured: AMBAC)	A/NR	725,000	767,239
Washington USD Yolo County COP, 5.00% due 8/1/2021 (West Sacramento High School; Insured: AMBAC)	A/NR	910,000	955,072
Washington USD Yolo County COP, 5.00% due 8/1/2022 (West Sacramento High School; Insured: AMBAC)	A/NR	2,010,000	2,109,555
Westminster Redevelopment Agency, 5.00% due 8/1/2024 (Commercial Redevelopment Project No. 1; Insured: AGM)	AA/A2	1,205,000	1,306,256
Whittier Union High School GO, 5.00% due 8/1/2016 (School Facilities Improvements)	AA-/Aa1	6,180,000	6,275,110

TOTAL INVESTMENTS — 98.18% (Cost $652,580,760)			$680,272,019
OTHER ASSETS LESS LIABILITIES — 1.82%			12,643,523

NET ASSETS — 100.00%			$692,915,542

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation

ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
GO	General Obligation
HFFA	Health Facilities Financing Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
USD	Unified School District

See notes to financial statements.

14    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

ASSETS
Investments at value (cost $652,580,760) (Note 2)	$680,272,019
Cash	12,093,529
Receivable for investments sold	16,501,068
Receivable for fund shares sold	1,298,513
Interest receivable	6,316,168
Prepaid expenses and other assets	2,001

Total Assets	716,483,298

LIABILITIES
Payable for investments purchased	21,077,673
Payable for fund shares redeemed	1,848,020
Payable to investment advisor and other affiliates (Note 3)	386,248
Accounts payable and accrued expenses	59,416
Dividends payable	196,399

Total Liabilities	23,567,756

NET ASSETS	$692,915,542

NET ASSETS CONSIST OF
Undistributed net investment income	$2,404
Net unrealized appreciation on investments	27,691,259
Accumulated net realized gain (loss)	(61,597)
Net capital paid in on shares of beneficial interest	665,283,476

$692,915,542

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($185,731,932 applicable to 13,320,210 shares of beneficial interest outstanding - Note 4)	$13.94
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$14.15

Class C Shares:
Net asset value and offering price per share* ($66,918,029 applicable to 4,795,301 shares of beneficial interest outstanding - Note 4)	$13.95

Class I Shares:
Net asset value, offering and redemption price per share ($440,265,581 applicable to 31,544,137 shares of beneficial interest outstanding - Note 4)	$13.96

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    15

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $4,518,507)	$7,486,561

EXPENSES
Investment advisory fees (Note 3)	1,577,925
Administration fees (Note 3)
Class A Shares	110,386
Class C Shares	40,948
Class I Shares	105,459
Distribution and service fees (Note 3)
Class A Shares	220,771
Class C Shares	164,075
Transfer agent fees
Class A Shares	44,504
Class C Shares	15,617
Class I Shares	122,017
Registration and filing fees
Class A Shares	18
Class C Shares	17
Class I Shares	18
Custodian fees (Note 3)	48,495
Professional fees	26,167
Accounting fees (Note 3)	11,378
Trustee fees	13,208
Other expenses	15,665

Total Expenses	2,516,668

Net Investment Income	4,969,893

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments	144,542
Net change in unrealized appreciation (depreciation) on investments	4,862,942

Net Realized and Unrealized Gain	5,007,484

Net Increase in Net Assets Resulting from Operations	$9,977,377

See notes to financial statements.

16    Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2016*	YEAR ENDED SEPTEMBER 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$4,969,893	$9,704,464
Net realized gain (loss) from investments	144,542	(102,451)
Net unrealized appreciation (depreciation) on investments	4,862,942	94,220

Net Increase (Decrease) in Net Assets Resulting from Operations	9,977,377	9,696,233

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,165,733)	(2,333,303)
Class C Shares	(351,025)	(735,680)
Class I Shares	(3,453,135)	(6,635,481)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	13,057,207	11,239,731
Class C Shares	2,208,354	1,372,807
Class I Shares	29,525,227	46,488,377

Net Increase in Net Assets	49,798,272	59,092,684

NET ASSETS
Beginning of Period	643,117,270	584,024,586

End of Period	$692,915,542	$643,117,270

Undistributed net investment income	$2,404	$2,404

*	Unaudited.

See notes to financial statements.

Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2016
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$680,272,019	$—	$680,272,019	$—

Total Investments in Securities	$680,272,019	$—	$680,272,019	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make

Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2016 the Fund paid $11,378 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $2,221 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,149 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2016, are set forth in the Statement of Operations.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Fund had transactions of $2,000,214 in purchases from affiliated funds.

20    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2016 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2015 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,738,809	$24,179,707	2,968,706	$41,089,831
Shares issued to shareholders in reinvestment of dividends	70,464	980,126	142,066	1,965,359
Shares repurchased	(870,852)	(12,102,626)	(2,302,492)	(31,815,459)

Net increase (decrease)	938,421	$13,057,207	808,280	$11,239,731

Class C Shares
Shares sold	491,103	$6,831,657	839,501	$11,635,591
Shares issued to shareholders in reinvestment of dividends	19,539	271,962	41,674	576,985
Shares repurchased	(351,906)	(4,895,265)	(783,398)	(10,839,769)

Net increase (decrease)	158,736	$2,208,354	97,777	$1,372,807

Class I Shares
Shares sold	6,180,038	$86,075,321	11,038,248	$152,815,141
Shares issued to shareholders in reinvestment of dividends	180,472	2,512,864	340,247	4,711,496
Shares repurchased	(4,239,055)	(59,062,958)	(8,019,859)	(111,038,260)

Net increase (decrease)	2,121,455	$29,525,227	3,358,636	$46,488,377

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $72,102,580 and $24,054,879, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$652,580,760

Gross unrealized appreciation on a tax basis	$27,804,836
Gross unrealized depreciation on a tax basis	(113,577)

Net unrealized appreciation (depreciation) on investments (tax basis)	$27,691,259

At March 31, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014 through September 30, 2015 of $103,776. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

At March 31, 2016, the Fund had cumulative tax basis capital losses of $102,362, (of which $34,205 are short-term and $68,157 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carry-forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

    Thornburg California Limited Term Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)									RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS		TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2016(b)(c)	$13.84	0.09	0.10		0.19	(0.09)	—	(0.09)	$13.94	1.32	(d)	0.94	(d)	0.94	(d)	0.94	(d)	1.39	4.12	$185,732
2015(c)	$13.84	0.19	—	(e)	0.19	(0.19)	—	(0.19)	$13.84	1.39		0.94		0.94		0.94		1.40	14.43	$171,344
2014(c)	$13.54	0.23	0.30		0.53	(0.23)	—	(0.23)	$13.84	1.67		0.95		0.94		0.95		3.93	16.85	$160,151
2013(c)	$13.75	0.24	(0.20)		0.04	(0.24)	(0.01)	(0.25)	$13.54	1.75		0.94		0.94		0.94		0.28	17.57	$159,058
2012(c)	$13.41	0.29	0.34		0.63	(0.29)	—	(0.29)	$13.75	2.15		0.95		0.95		0.95		4.78	13.06	$150,155
2011(c)	$13.38	0.36	0.03		0.39	(0.36)	—	(0.36)	$13.41	2.71		0.96		0.96		0.96		2.98	13.33	$123,910
CLASS C SHARES
2016(b)	$13.85	0.07	0.10		0.17	(0.07)	—	(0.07)	$13.95	1.07	(d)	1.18	(d)	1.18	(d)	1.18	(d)	1.26	4.12	$66,918
2015	$13.85	0.16	—	(e)	0.16	(0.16)	—	(0.16)	$13.85	1.15		1.18		1.18		1.18		1.15	14.43	$64,216
2014	$13.55	0.19	0.30		0.49	(0.19)	—	(0.19)	$13.85	1.41		1.21		1.20		1.21		3.66	16.85	$62,858
2013	$13.76	0.20	(0.20)		—	(0.20)	(0.01)	(0.21)	$13.55	1.48		1.21		1.21		1.21		0.02	17.57	$59,585
2012	$13.42	0.26	0.34		0.60	(0.26)	—	(0.26)	$13.76	1.88		1.22		1.22		1.22		4.49	13.06	$59,563
2011	$13.40	0.32	0.02		0.34	(0.32)	—	(0.32)	$13.42	2.45		1.22		1.22		1.22		2.63	13.33	$45,897
CLASS I SHARES
2016(b)	$13.85	0.11	0.11		0.22	(0.11)	—	(0.11)	$13.96	1.64	(d)	0.62	(d)	0.62	(d)	0.62	(d)	1.62	4.12	$440,266
2015	$13.85	0.24	—	(e)	0.24	(0.24)	—	(0.24)	$13.85	1.70		0.63		0.63		0.63		1.72	14.43	$407,557
2014	$13.55	0.27	0.30		0.57	(0.27)	—	(0.27)	$13.85	1.99		0.62		0.62		0.62		4.27	16.85	$361,015
2013	$13.76	0.28	(0.19)		0.09	(0.29)	(0.01)	(0.30)	$13.55	2.08		0.61		0.61		0.61		0.62	17.57	$254,869
2012	$13.42	0.33	0.35		0.68	(0.34)	—	(0.34)	$13.76	2.46		0.62		0.62		0.62		5.12	13.06	$196,071
2011	$13.40	0.40	0.02		0.42	(0.40)	—	(0.40)	$13.42	3.03		0.63		0.62		0.63		3.24	13.33	$120,693

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Semi-Annual Report	Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD† 10/1/15–3/31/16
Class A Shares
Actual	$1,000.00	$1,013.90	$4.71
Hypothetical*	$1,000.00	$1,020.32	$4.72
Class C Shares
Actual	$1,000.00	$1,012.60	$5.95
Hypothetical*	$1,000.00	$1,019.08	$5.97
Class I Shares
Actual	$1,000.00	$1,016.20	$3.11
Hypothetical*	$1,000.00	$1,021.91	$3.12

†	Expenses are equal to the annualized expense ratio for each class (A: 0.94%; C: 1.18%; I: 0.62%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Semi-Annual Report

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    25

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

26    Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    27

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200
		TH1070

2    Semi-Annual Report

Semi-Annual Report

Thornburg New Mexico Intermediate Municipal Fund

March 31, 2016

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2016 (Unaudited)

April 11, 2016

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by 12 cents to $13.67 per share during the six months ended March 31, 2016. If you were with us for the entire period, you received dividends of 14.93 cents per share. If you reinvested your dividends, you received 15.00 cents per share. Dividends were lower for Class D shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a 2.00% total return (without sales charge) for the six months ended March 31, 2016, compared to the 3.04% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index.

Throughout the six-month period, the Fund maintained a lower risk posture on interest rates than its benchmark; its average effective duration (a measure of interest-rate sensitivity) was 4.65 years, compared to 5.58 years for the benchmark. The shorter duration hurt performance by 0.22%. The Fund’s position along the yield curve subtracted 0.04% of relative price performance, and sector selection added 0.23% of relative price performance. Our underweight in high-quality bonds subtracted 0.40% of relative price performance. Other factors include the amortization of bond premiums and accretion of discounts, which is not an active management decision but rather a standard accounting practice – and the largest component of this category. We also include the effects of security selection and of price change derived from factors we cannot account for (statistically: “unexplained error”). Together, these three account for 0.40% of price performance relative to the index.

Global Fears Sway the Municipal Markets

The past six months have been a roller-coaster ride for the municipal markets. During the last quarter of 2015, it seemed that every day was spent anxiously awaiting the first Federal Reserve rate increase – for what seemed like an eternity. When that rate increase finally came, it was met with a yawn. Markets quickly reminded investors that while the Federal Reserve (the Fed) has control over short-term rates, the market forces of supply and demand for bonds have a much heavier influence on interest rates – especially long-term rates.

As in life, expectations in the bond markets mean a lot. And perhaps more important than the Fed’s initial rate hike was its stated intent to raise rates four additional times in 2016. The expectation for higher rates evaporated almost immediately after the Fed’s statement, with the release of weaker-than-expected economic data, collapsing commodity prices, an emerging-markets stock rout, and profound weakness in Europe, with the European Central Bank retrenching in its effort to drive European rates lower, spurring fears of deflation.

A Roller-Coaster Ride to Start the Year

The beginning of 2016 proved volatile for equity markets domestically and globally, and the fixed income markets followed suit. The 10-year U.S. Treasury stood at a respectable 2.27% at the end of 2015. But within six weeks, that rate fell 0.61% to 1.66%, before bouncing back to 1.77% by March 31, 2016.

Chart I Credit Spreads: Investors Are Not Being Paid to Assume the Risk

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2016 (Unaudited)

As we noted, the Fed has backed off of its initial intent to raise rates four times in a stepped-up fashion. Rates will probably remain low and income elusive. Unfortunately, municipal bond investors have only a few “levers” to pull to seek higher income. The most effective two are credit quality and duration. An investor looking for yield can always buy a bond with a longer maturity – the duration lever. And bonds of lower credit quality can be purchased to drive up yield – the credit quality lever. In both instances, the investor assumes risk in hope of higher returns.

At Thornburg, we always evaluate both of these options as a means to increase the total return of the portfolios, but over the past six months, as in the prior six months, we found them less than optimal. Real rates (interest rates after inflation is subtracted) remained low during the entire period, and the municipal yield curve was fairly flat. Investors who reached for yield by buying longer maturities gained very little relative to the duration risk that comes with longer-dated bonds. And the amount investors are compensated to invest in lower-rated bonds is minimal; credit spreads remain at extremely tight levels. Investors who purchased debt from lower-rated issuers were essentially buying weaker credits at very expensive levels. Chart I on the previous page shows credit spreads remaining near historically low levels, offering investors little compensation for risk assumed. Not a great strategy!

We believe that the only logical thing to do when you’re not being paid to take risk is to take less of it. That is exactly what we have been seeking to do in Thornburg New Mexico Intermediate Municipal Fund for quite some time. The Fund is being managed on the bearish (shorter) end of its duration range. We have also actively sought to increase the average credit quality, at least at the margins. Cash reserve positions are being managed in a manner we view as conservative.

Continued volatility seems a certainty. That can manifest via interest-rate movements, or changing credit spreads. While the likelihood of the Fed raising rates appears low, given the aforementioned anemic economic growth in the U.S. and abroad, investors are wise to recall that rates moved up over 1.00% in 2013 without the Fed having taken any action whatsoever. It may be unlikely, but that does not mean it’s a probability that can be ignored. And any event that causes spreads to widen appreciably may prove detrimental to an investor who assumed undue credit risk in search of return.

We will do what we have always done with Thornburg New Mexico Intermediate Municipal Fund: provide you with a tax-exempt laddered portfolio that aims to generate attractive levels of income, while attempting to preserve principal and minimize volatility. And, of course, we’ll seek to only assume the risk for which we believe we are adequately compensated.

New Mexico

The economy in New Mexico continues to be pressured by low energy prices. New Mexico is heavily dependent on the energy sector to boost tax receipts both at the state and local level. While the downturn hasn’t had a material impact on bond prices to date, a prolonged period of low prices could begin to adversely affect credit fundamentals. This is particularly true for any small community that is predominantly energy-based.

Staying Faithful to Thornburg’s Tested Approach

While a focus on risk mitigation may not make the sexiest marketing story, we believe it is in the best long-term interest of shareholders. And to any investor considering abandoning municipal bonds for the promise of higher returns elsewhere, we remind you that if the first quarter of 2016 has taught us anything, it is that in a volatile market, an appropriate asset allocation may save you a few sleepless nights.

We will continue to strive to manage your assets to fulfill the Fund’s objectives.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
A Shares (Incep: 6/18/91)
Without sales charge	2.43%	2.26%	3.48%	3.65%	4.53%
With sales charge	0.37%	1.58%	3.07%	3.44%	4.45%
D Shares (Incep: 6/1/99)	2.28%	2.01%	3.25%	3.39%	3.45%
I Shares (Incep: 2/1/07)	2.85%	2.60%	3.84%	—	3.97%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	2.04%

SEC Yield	0.69%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.98%; D shares, 1.20%; I shares, 0.65%.

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6    Semi-Annual Report

FUND SUMMARY

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2016 (Unaudited)

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Key Portfolio Attributes

Number of Bonds	142

Effective Duration	4.9 Yrs

Average Maturity	8.3 Yrs

Long Term Stability of Principal

Net Asset Value History of A Shares

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Portfolio Ladder

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2021 pre-refunded 7/1/2019 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	$1,760,000	$1,990,595
Albuquerque Bernalillo County Water Utility Authority, 5.50% due 7/1/2025 pre-refunded 7/1/2019 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	1,000,000	1,146,990
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 (2005 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	2,000,000	2,469,620
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 pre-refunded 7/1/2016 (San Juan-Chama Drinking Water Project; Insured: AMBAC)	AA+/Aa2	500,000	505,660
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 pre-refunded 7/1/2018 (San Juan-Chama Drinking Water Project)	AA+/Aa2	1,420,000	1,552,372
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2031 (2007 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	500,000	610,960
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2032 (2007 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	1,000,000	1,215,420
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2016 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	3,700,000	3,756,388
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2017 pre-refunded 8/1/2016 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	345,000	350,210
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	3,585,000	4,064,207
Albuquerque Municipal School District No. 12 GO, 4.00% due 8/1/2029 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	1,300,000	1,444,456
Bernalillo County, 5.00% due 4/1/2021 (Government Services; Insured: Natl-Re)	AAA/Aa2	3,000,000	3,317,760
Bernalillo County, 5.25% due 10/1/2022 (Government Services; Insured: AMBAC)	AAA/Aa2	3,170,000	3,923,509
Bernalillo County, 5.25% due 10/1/2023 (Government Services; Insured: AMBAC)	AAA/Aa2	1,275,000	1,601,387
Bernalillo County, 5.25% due 10/1/2025 (Government Services; Insured: AMBAC)	AAA/Aa2	3,850,000	4,921,955
Bernalillo County, 5.25% due 4/1/2027 (Government Services)	AAA/Aa2	300,000	373,518
Bernalillo County, 5.70% due 4/1/2027 (Government Services; Insured: Natl-Re)	AAA/Aa2	815,000	1,048,302
Bernalillo County, 5.70% due 4/1/2027 (Government Services)	AAA/Aa2	3,000,000	3,858,780
Bernalillo County GO, 4.00% due 8/15/2019 (Capital Improvements)	AAA/Aaa	1,505,000	1,658,826
Carlsbad Municipal School District GO, 5.00% due 8/1/2018 (Educational Facilities) (State Aid Withholding)	NR/Aa1	1,000,000	1,097,210
Carlsbad Municipal School District GO, 5.00% due 8/1/2023 (Educational Facilities) (State Aid Withholding)	NR/Aa1	1,650,000	2,043,888
Central New Mexico Community College GO, 5.00% due 8/15/2020 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,375,000	1,605,368
Central New Mexico Community College GO, 5.00% due 8/15/2021 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,435,000	1,716,432
Central New Mexico Community College GO, 5.00% due 8/15/2022 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,100,000	1,345,124
Central New Mexico Community College GO, 4.00% due 8/15/2023 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,920,000	2,153,299
Cibola County, 3.00% due 6/1/2016 (County Building Improvements)	NR/A2	185,000	185,801
Cibola County, 3.00% due 6/1/2016 (County Building Improvements)	NR/NR	245,000	246,061
Cibola County, 5.00% due 6/1/2025 (County Building Improvements)	NR/A2	360,000	438,347
Cibola County, 5.00% due 6/1/2025 (County Building Improvements)	NR/NR	355,000	432,259
City of Albuquerque, 5.00% due 7/1/2021 (Lodgers’ Tax Obligations Surplus Fund)	AAA/Aa2	1,340,000	1,505,704
City of Albuquerque, 5.00% due 7/1/2021 (Lodgers’ Tax Obligations Surplus Fund)	AAA/Aa2	3,000,000	3,370,980
City of Albuquerque, 5.00% due 7/1/2025 (I-25/Paseo del Norte Interchange)	AAA/Aa2	540,000	662,299
City of Albuquerque, 5.00% due 7/1/2027 (I-25/Paseo del Norte Interchange)	AAA/Aa2	555,000	671,417
City of Albuquerque, 5.00% due 7/1/2033 (City Infrastructure Improvements)	AAA/Aa2	1,100,000	1,327,832
City of Albuquerque, 5.00% due 7/1/2034 (City Infrastructure Improvements)	AAA/Aa2	1,200,000	1,441,944
City of Albuquerque GO, 4.00% due 7/1/2016 (City Infrastructure Improvements)	AAA/Aa1	275,000	277,483
City of Farmington, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	NR/A3	1,035,000	1,062,448
City of Farmington, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	NR/A3	570,000	572,246
City of Farmington, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	NR/A3	645,000	647,470
City of Farmington, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	NR/A3	2,825,000	2,952,803
City of Farmington, 4.70% due 5/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	965,000	1,073,929
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	4,000,000	4,449,000
City of Farmington, 1.875% due 4/1/2029 (Southern California Edison Co.-Four Corners Project)	A/Aa3	3,000,000	3,044,100
City of Gallup, 5.00% due 8/15/2017 (Tri-State Generation & Transmission Assoc., Inc. Project; Insured: AMBAC)	A/A3	3,540,000	3,551,540
City of Gallup, 5.125% due 6/1/2017 (City Infrastructure Improvements)	NR/NR	140,000	145,922
City of Gallup, 5.125% due 6/1/2019 (City Infrastructure Improvements)	NR/NR	310,000	338,660
City of Las Cruces, 4.00% due 6/1/2021 (Joint Utility System)	NR/Aa2	100,000	113,350
City of Las Cruces, 5.00% due 6/1/2021 (NMFA Loan)	NR/Aa3	730,000	834,448
City of Las Cruces, 4.00% due 6/1/2022 (Joint Utility System)	NR/Aa2	670,000	770,714
City of Las Cruces, 5.00% due 6/1/2022 (NMFA Loan)	NR/Aa3	765,000	878,977
City of Las Cruces, 4.00% due 6/1/2023 (Joint Utility System)	NR/Aa2	695,000	807,729
City of Las Cruces, 5.00% due 6/1/2023 (NMFA Loan)	NR/Aa3	800,000	917,560
City of Las Cruces, 5.00% due 6/1/2024 (NMFA Loan)	NR/Aa3	840,000	960,960
City of Las Cruces, 4.00% due 6/1/2025 (Joint Utility System)	NR/Aa2	750,000	883,650
City of Las Cruces, 5.00% due 6/1/2030 (NMFA Loan)	NR/Aa3	2,000,000	2,269,900

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of Las Cruces, 5.00% due 6/1/2037 (NMFA Loan)	NR/Aa3	$5,000,000	$5,613,200
City of Rio Rancho, 2.00% due 5/15/2016 (Water and Wastewater System)	AA-/Aa3	260,000	260,471
City of Rio Rancho, 2.00% due 5/15/2017 (Water and Wastewater System)	AA-/Aa3	100,000	101,293
City of Santa Fe, 4.50% due 5/15/2027 (El Castillo Retirement Residences)	BBB-/NR	3,275,000	3,445,038
City of Santa Fe, 5.00% due 5/15/2034 (El Castillo Retirement Residences)	BBB-/NR	1,465,000	1,534,060
City of Santa Fe, 4.00% due 6/1/2017 (Public Facility Capital Projects)	AA+/NR	100,000	103,859
Colfax County, 5.00% due 9/1/2019 (Government Center Facility)	A-/NR	465,000	501,214
Colfax County, 5.50% due 9/1/2029 (Government Center Facility)	A-/NR	2,510,000	2,855,727
County of Los Alamos, 5.75% due 6/1/2016 (Public Facilities)	AA+/A1	1,315,000	1,326,677
County of Los Alamos, 4.875% due 6/1/2018 (Public Facilities)	AA+/A1	500,000	542,770
County of Los Alamos, 5.625% due 6/1/2023 pre-refunded 6/1/2018 (Public Facilities)	AA+/A1	1,000,000	1,103,190
County of Los Alamos, 5.75% due 6/1/2024 pre-refunded 6/1/2018 (Public Facilities)	AA+/A1	3,000,000	3,317,610
County of Los Alamos, 5.75% due 6/1/2025 pre-refunded 6/1/2018 (Public Facilities)	AA+/A1	1,000,000	1,105,870
County of Taos, 3.00% due 4/1/2018 (County Educational Improvements; Insured: BAM)	AA/NR	1,000,000	1,030,250
Farmington Municipal School District No. 5 GO, 5.00% due 9/1/2019 (Educational Facilities) (State Aid Withholding)	NR/Aa1	600,000	681,564
Government of Guam, 5.375% due 12/1/2024 (Layon Solid Waste Disposal Facility)	BBB+/NR	2,000,000	2,221,640
Government of Guam, 5.00% due 11/15/2031 (Economic Development)	A/NR	2,500,000	2,908,325
Government of Guam, 5.00% due 11/15/2033 (Economic Development)	A/NR	2,500,000	2,883,500
Grant County, 5.50% due 7/1/2020 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,565,000	1,717,603
Grant County, 5.50% due 7/1/2021 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,655,000	1,816,379
Grant County, 5.50% due 7/1/2022 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,745,000	1,915,155
Guam Power Authority, 5.00% due 10/1/2026 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,392,620
Las Cruces School District No. 2 GO, 2.00% due 8/1/2018 (New Mexico SD Credit Enhancement Program) (State Aid Withholding)	NR/Aa1	630,000	646,153
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2016 (Student Loans)	NR/Aaa	690,000	700,260
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	1,150,000	1,204,062
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2019 (Student Loans)	AAA/Aaa	1,000,000	1,141,370
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2022 (Student Loans)	AAA/Aaa	3,000,000	3,458,400
New Mexico Finance Authority, 5.00% due 12/15/2017 (State Highway Infrastructure)	AA/Aa2	250,000	267,920
New Mexico Finance Authority, 5.00% due 6/1/2020 (The Public Project Revolving Fund Program; Insured: AMBAC)	AAA/Aa1	365,000	367,876
New Mexico Finance Authority, 5.00% due 6/15/2022 (The Public Project Revolving Fund Program; Insured: Natl-Re)	AA+/Aa2	1,300,000	1,363,856
New Mexico Finance Authority, 5.00% due 6/1/2024 (The Public Project Revolving Fund Program)	AAA/Aa1	4,185,000	5,245,605
New Mexico Finance Authority, 5.00% due 6/15/2024 (The Public Project Revolving Fund Program; Insured: Natl-Re)	AA+/Aa2	7,000,000	7,343,840
New Mexico Finance Authority, 5.00% due 6/15/2026 (State Highway Infrastructure)	AA/Aa2	1,220,000	1,502,284
New Mexico Finance Authority, 0.31% due 12/15/2026 put 4/7/2016 (The Public Project Revolving Fund Program; LOC: State Street Bank & Trust) (weekly demand notes)	AA-/Aa2	1,360,000	1,360,000
New Mexico Finance Authority, 5.00% due 6/15/2027 (State Highway Infrastructure)	AA/Aa2	1,195,000	1,459,143
New Mexico Finance Authority, 5.00% due 6/15/2031 (The Public Project Revolving Fund Program)	AA+/Aa2	1,000,000	1,218,180
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 pre-refunded 8/1/2018 (Presbyterian Healthcare Services)	AA/Aa3	6,000,000	6,703,620
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2031 (Presbyterian Healthcare Services)	AA/Aa3	600,000	719,184
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,000,000	2,116,320
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2039 (Presbyterian Healthcare Services)	AA/Aa3	3,000,000	3,282,630
New Mexico Housing Authority, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	595,000	595,536
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2020	A+/A1	590,000	678,907
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2023	A+/A1	685,000	804,087
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2024	A+/A1	525,000	607,793
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2025	A+/A1	505,000	582,997
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2028	A+/A1	1,500,000	1,726,815
New Mexico Mortgage Finance Authority, 5.25% due 7/1/2023 (HERO SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC) (AMT)	AA+/NR	410,000	428,204
New Mexico Mortgage Finance Authority, 5.375% due 7/1/2023 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC) (AMT)	AA+/NR	235,000	236,300
New Mexico Mortgage Finance Authority, 4.625% due 3/1/2028 (NIBP SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC)	AA+/NR	1,150,000	1,222,795
New Mexico Mortgage Finance Authority, 5.50% due 7/1/2028 (HERO SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC) (AMT)	AA+/NR	900,000	934,290
New Mexico Mortgage Finance Authority, 5.60% due 7/1/2028 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC) (AMT)	AA+/NR	215,000	223,897
New Mexico Mortgage Finance Authority, 5.40% due 9/1/2029 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC)	AA+/NR	480,000	511,618
Regents of the University of New Mexico, 6.00% due 6/1/2021 (Campus Buildings Acquisition & Improvements)	AA/Aa2	435,000	484,838
Regents of the University of New Mexico, 0.40% due 6/1/2030 put 4/7/2016 (Campus Buildings Acquisition & Improvements; SPA: U.S. Bank, N.A.) (weekly demand notes)	AA/Aa2	2,000,000	2,000,000
Regents of the University of New Mexico, 4.50% due 6/1/2034 (Campus Buildings Acquisition & Improvements)	AA/Aa2	1,500,000	1,744,395
Regents of the University of New Mexico, 4.50% due 6/1/2035 (Campus Buildings Acquisition & Improvements)	AA/Aa2	1,500,000	1,735,710

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Regents of the University of New Mexico, 4.50% due 6/1/2036 (Campus Buildings Acquisition & Improvements)	AA/Aa2	$1,500,000	$1,725,645
Rio Rancho Public School District No. 94 GO, 2.00% due 8/1/2016 (State Aid Withholding)	NR/Aa1	1,000,000	1,005,120
Rio Rancho Public School District No. 94 GO, 3.00% due 8/1/2017 (State Aid Withholding)	NR/Aa1	2,530,000	2,608,202
San Juan County, 3.00% due 6/15/2016 (County Capital Improvements)	A+/A2	410,000	412,087
San Juan County, 4.00% due 6/15/2017 (County Capital Improvements)	A+/A2	500,000	519,040
San Juan County, 5.00% due 6/15/2028 (County Capital Improvements)	A+/A1	1,280,000	1,524,672
San Juan County, 5.00% due 6/15/2030 (County Capital Improvements)	A+/A1	1,365,000	1,605,117
Santa Fe Community College District GO, 4.00% due 8/1/2018 (Campus Buildings Acquisition & Improvements)	NR/Aa1	1,000,000	1,073,650
Santa Fe County, 5.00% due 2/1/2018 (County Correctional System; Insured: AGM)	AA/A2	400,000	417,400
Santa Fe County, 5.00% due 6/1/2025 (County Courthouse and Other Public Facilities)	AA+/Aa2	1,400,000	1,519,924
Santa Fe County, 5.00% due 6/1/2026 (County Courthouse and Other Public Facilities)	AA+/Aa2	1,535,000	1,656,848
Santa Fe County, 6.00% due 2/1/2027 (County Correctional System; Insured: AGM)	AA/A2	1,520,000	1,908,634
Santa Fe County GO, 4.00% due 7/1/2019 pre-refunded 7/1/2016 (County Road and Water System Improvement; Insured: Natl-Re)	NR/Aaa	750,000	756,660
Santa Fe Public School District GO, 4.00% due 8/1/2016 (Santa Fe County School Facilities) (State Aid Withholding)	AA/Aa1	500,000	505,805
Santa Fe Public School District GO, 3.00% due 8/1/2017 (Santa Fe County School Facilities) (State Aid Withholding)	AA/Aa1	400,000	412,528
Santa Fe Public School District GO, 5.00% due 8/1/2022 (Santa Fe County School Facilities) (State Aid Withholding)	AA/Aa1	2,205,000	2,684,962
State of New Mexico, 5.00% due 7/1/2020 (Capital Improvements)	AA/Aa1	4,000,000	4,642,320
State of New Mexico, 5.00% due 7/1/2022 (Capital Improvements)	AA/Aa1	350,000	395,556
State of New Mexico, 5.00% due 7/1/2023 (Capital Improvements)	AA/Aa1	2,000,000	2,473,760
State of New Mexico, 5.00% due 7/1/2025 (Capital Improvements)	AA/Aa1	2,000,000	2,543,080
State of New Mexico GO, 5.00% due 3/1/2018 (Capital Improvements)	AA+/Aaa	1,000,000	1,081,790
Taos Municipal School District No. 1 GO, 5.00% due 9/1/2016 (Educational Facilities) (State Aid Withholding)	NR/Aa1	200,000	203,794
Taos Municipal School District No. 1 GO, 5.00% due 9/1/2021 (Educational Facilities) (State Aid Withholding)	NR/Aa1	520,000	620,906
Town of Silver City, 2.00% due 12/1/2016 (Joint Utility System Improvement; Insured: BAM)	AA/NR	125,000	126,034
Town of Silver City, 2.00% due 12/1/2018 (Joint Utility System Improvement; Insured: BAM)	AA/NR	260,000	266,568
Town of Silver City, 2.00% due 12/1/2019 (Joint Utility System Improvement; Insured: BAM)	AA/NR	265,000	274,206
Town of Silver City, 4.00% due 6/1/2029 (Public Facility Capital Projects)	A+/NR	1,000,000	1,063,560
Town of Silver City, 4.25% due 6/1/2032 (Public Facility Capital Projects)	A+/NR	1,050,000	1,115,972
Village of Los Ranchos de Albuquerque, 4.50% due 9/1/2040 (Albuquerque Academy)	A/NR	3,000,000	3,195,000
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	2,500,000	2,789,300
Zuni Public School District, 5.00% due 8/1/2028 (Teacher Housing Projects)	A/NR	1,600,000	1,771,664

TOTAL INVESTMENTS — 97.47% (Cost $210,293,040)			$223,504,473
OTHER ASSETS LESS LIABILITIES — 2.53%			5,797,502

NET ASSETS — 100.00%			$229,301,975

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.

FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
Natl-Re	Insured by National Public Finance Guarantee Corp.

See notes to financial statements.

10    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ASSETS
Investments at value (cost $210,293,040) (Note 2)	$223,504,473
Cash	3,567,917
Receivable for fund shares sold	291,269
Interest receivable	2,757,340
Prepaid expenses and other assets	1,483

Total Assets	230,122,482

LIABILITIES
Payable for fund shares redeemed	577,625
Payable to investment advisor and other affiliates (Note 3)	158,842
Accounts payable and accrued expenses	41,992
Dividends payable	42,048

Total Liabilities	820,507

NET ASSETS	$229,301,975

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(25,896)
Net unrealized appreciation on investments	13,211,433
Accumulated net realized gain (loss)	(1,149,954)
Net capital paid in on shares of beneficial interest	217,266,392

$229,301,975

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($138,883,305 applicable to 10,156,516 shares of beneficial interest outstanding - Note 4)	$13.67
Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$13.95

Class D Shares:
Net asset value, offering and redemption price per share ($28,496,041 applicable to 2,082,917 shares of beneficial interest outstanding - Note 4)	$13.68

Class I Shares:
Net asset value, offering and redemption price per share ($61,922,629 applicable to 4,530,613 shares of beneficial interest outstanding - Note 4)	$13.67

See notes to financial statements.

Semi-Annual Report    11

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $1,088,486)	$3,609,844

EXPENSES
Investment advisory fees (Note 3)	569,100
Administration fees (Note 3)
Class A Shares	86,927
Class D Shares	18,034
Class I Shares	14,925
Distribution and service fees (Note 3)
Class A Shares	173,854
Class D Shares	71,909
Transfer agent fees
Class A Shares	32,267
Class D Shares	6,501
Class I Shares	10,075
Registration and filing fees
Class A Shares	682
Class D Shares	358
Class I Shares	256
Custodian fees (Note 3)	24,090
Professional fees	23,454
Accounting fees (Note 3)	4,057
Trustee fees	4,819
Other expenses	7,952

Total Expenses	1,049,260

Net Investment Income	2,560,584

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments	(4,080)
Net change in unrealized appreciation (depreciation) on investments	2,143,366

Net Realized and Unrealized Gain	2,139,286

Net Increase in Net Assets Resulting from Operations	$4,699,870

See notes to financial statements.

12    Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2016*	YEAR ENDED SEPTEMBER 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$2,560,584	$5,657,203
Net realized gain (loss) from investments	(4,080)	(9,565)
Net unrealized appreciation (depreciation) on investments	2,143,366	(890,859)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,699,870	4,756,779

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,524,833)	(3,516,957)
Class D Shares	(280,482)	(676,838)
Class I Shares	(755,270)	(1,463,408)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(2,364,726)	(3,515,955)
Class D Shares	(726,016)	637,262
Class I Shares	3,403,037	20,817,817

Net Increase in Net Assets	2,451,580	17,038,700

NET ASSETS
Beginning of Period	226,850,395	209,811,695

End of Period	$229,301,975	$226,850,395

Distribution in excess of net investment income	$(25,896)	$(25,896)

*	Unaudited.

See notes to financial statements.

Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB

14    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2016 (Unaudited)

to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2016
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$223,504,473	$—	$223,504,473	$—

Total Investments in Securities	$223,504,473	$—	$223,504,473	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2016 (Unaudited)

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2016 the Fund paid $4,057 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $1,019 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2016, are set forth in the Statement of Operations.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by affiliated Trustees and Officers and the Advisor is approximately 11.60%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Fund had no transactions with affiliated funds.

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2016 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2016 (UNAUDITED)		SEPTEMBER 30, 2015 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	391,569	$5,332,428	745,966	$10,124,128
Shares issued to shareholders in reinvestment of dividends	94,591	1,289,185	223,380	3,036,783
Shares repurchased	(660,562)	(8,986,339)	(1,226,723)	(16,676,866)

Net increase (decrease)	(174,402)	$(2,364,726)	(257,377)	$(3,515,955)

Class D Shares
Shares sold	145,126	$1,980,508	381,666	$5,181,343
Shares issued to shareholders in reinvestment of dividends	19,702	268,667	48,673	661,799
Shares repurchased	(218,378)	(2,975,191)	(383,942)	(5,205,880)

Net increase (decrease)	(53,550)	$(726,016)	46,397	$637,262

Class I Shares
Shares sold	347,129	$4,725,466	1,680,477	$22,851,550
Shares issued to shareholders in reinvestment of dividends	51,307	699,124	99,465	1,350,685
Shares repurchased	(148,687)	(2,021,553)	(248,971)	(3,384,418)

Net increase (decrease)	249,749	$3,403,037	1,530,971	$20,817,817

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $15,565,958 and $3,140,000, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$210,293,040

Gross unrealized appreciation on a tax basis	$13,235,634
Gross unrealized depreciation on a tax basis	(24,201)

Net unrealized appreciation (depreciation) on investments (tax basis)	$13,211,433

At March 31, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014, through September 30, 2015, of $7,848. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

At March 31, 2016, the Fund had cumulative tax basis capital losses of $1,138,025, (of which $87,413 are short-term and $1,050,612 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, diversification risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    17

FINANCIAL HIGHLIGHTS

Thornburg New Mexico Intermediate Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2016(b)(c)	$13.55	0.15	0.12	0.27	(0.15)	—	(0.15)	$13.67	2.19	(d)	0.98	(d)	0.98	(d)	0.98	(d)	2.00	1.46	$138,883
2015(c)	$13.60	0.34	(0.05)	0.29	(0.34)	—	(0.34)	$13.55	2.50		0.98		0.98		0.98		2.15	19.01	$139,939
2014(c)	$13.35	0.39	0.25	0.64	(0.39)	—	(0.39)	$13.60	2.87		0.97		0.97		0.97		4.83	10.79	$143,994
2013(c)	$13.95	0.38	(0.60)	(0.22)	(0.38)	—	(0.38)	$13.35	2.76		0.96		0.95		0.96		(1.61)	11.78	$148,499
2012(c)	$13.72	0.41	0.24	0.65	(0.41)	(0.01)	(0.42)	$13.95	2.95		0.95		0.95		0.95		4.80	11.66	$187,578
2011(c)	$13.78	0.44	(0.05)	0.39	(0.44)	(0.01)	(0.45)	$13.72	3.23		0.96		0.96		0.96		2.93	10.64	$185,208
CLASS D SHARES
2016(b)	$13.55	0.13	0.13	0.26	(0.13)	—	(0.13)	$13.68	1.94	(d)	1.23	(d)	1.23	(d)	1.23	(d)	1.94	1.46	$28,496
2015	$13.61	0.31	(0.06)	0.25	(0.31)	—	(0.31)	$13.55	2.27		1.20		1.20		1.20		1.84	19.01	$28,953
2014	$13.36	0.35	0.25	0.60	(0.35)	—	(0.35)	$13.61	2.60		1.23		1.23		1.23		4.55	10.79	$28,438
2013	$13.96	0.34	(0.59)	(0.25)	(0.35)	—	(0.35)	$13.36	2.51		1.21		1.21		1.22		(1.85)	11.78	$28,858
2012	$13.72	0.37	0.26	0.63	(0.38)	(0.01)	(0.39)	$13.96	2.71		1.18		1.18		1.22		4.62	11.66	$31,984
2011	$13.78	0.40	(0.05)	0.35	(0.40)	(0.01)	(0.41)	$13.72	2.97		1.22		1.21		1.22		2.66	10.64	$24,228
CLASS I SHARES
2016(b)	$13.54	0.17	0.13	0.30	(0.17)	—	(0.17)	$13.67	2.53	(d)	0.64	(d)	0.64	(d)	0.64	(d)	2.24	1.46	$61,923
2015	$13.59	0.38	(0.05)	0.33	(0.38)	—	(0.38)	$13.54	2.80		0.65		0.65		0.65		2.48	19.01	$57,958
2014	$13.35	0.43	0.24	0.67	(0.43)	—	(0.43)	$13.59	3.19		0.65		0.64		0.65		5.09	10.79	$37,380
2013	$13.95	0.43	(0.61)	(0.18)	(0.42)	—	(0.42)	$13.35	3.09		0.61		0.61		0.61		(1.29)	11.78	$25,590
2012	$13.71	0.46	0.25	0.71	(0.46)	(0.01)	(0.47)	$13.95	3.30		0.61		0.61		0.61		5.24	11.66	$38,099
2011	$13.77	0.48	(0.05)	0.43	(0.48)	(0.01)	(0.49)	$13.71	3.57		0.62		0.61		0.62		3.28	10.64	$41,645

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

18 Semi-Annual Report	Semi-Annual Report 19

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD† 10/1/15–3/31/16
CLASS A SHARES
Actual	$1,000.00	$1,020.00	$4.94
Hypothetical*	$1,000.00	$1,020.11	$4.94
CLASS D SHARES
Actual	$1,000.00	$1,019.40	$6.20
Hypothetical*	$1,000.00	$1,018.86	$6.20
CLASS I SHARES
Actual	$1,000.00	$1,022.40	$3.24
Hypothetical*	$1,000.00	$1,021.79	$3.24

†	Expenses are equal to the annualized expense ratio for each class (A: 0.98%; D: 1.23%; I: 0.64%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20    Semi-Annual Report

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    21

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

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THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    23

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH178

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Semi-Annual Report

Thornburg New York Intermediate Municipal Fund

March 31, 2016

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg New York Intermediate Municipal Fund	March 31, 2016 (Unaudited)

April 11, 2016

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg New York Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by 18 cents to $13.36 per share during the six months ended March 31, 2016. If you were with us for the entire period, you received dividends of 14.13 cents per share. If you reinvested your dividends, you received 14.19 cents per share. Dividends were higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a 2.45% total return (without sales charge) for the six months ended March 31, 2016, compared to the 3.04% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index.

Throughout the six-month period, the Fund maintained a lower risk posture on interest rates than its benchmark; its average effective duration (a measure of interest-rate sensitivity) was 4.90 years, compared to 5.58 years for the benchmark. The shorter duration helped relative price performance by 0.08%. The Fund’s position along the yield curve subtracted 0.22% and sector selection added 0.59% of relative price performance. Our underweight in high-quality bonds subtracted 0.62%. Other factors include the amortization of bond premiums and accretion of discounts, which is not an active management decision but rather a standard accounting practice—and the largest component of this category. We also include the effects of security selection and of price change derived from factors we cannot account for (statistically: “unexplained error”). Together, these three account for 0.62% of price performance relative to the index.

Global Fears Sway the Municipal Markets

The past six months have been a roller-coaster ride for the municipal markets. During the last quarter of 2015, it seemed that every day was spent anxiously awaiting the first Federal Reserve rate increase—for what seemed like an eternity. When that rate increase finally came, it was met with a yawn. Markets quickly reminded investors that while the Federal Reserve (the Fed) has control over short-term rates, the market forces of supply and demand for bonds have a much heavier influence on interest rates—especially long-term rates.

As in life, expectations in the bond markets mean a lot. And perhaps more important than the Fed’s initial rate hike was its stated intent to raise rates four additional times in 2016. The expectation for higher rates evaporated almost immediately after the Fed’s statement, with the release of weaker-than-expected economic data, collapsing commodity prices, an emerging-markets stock rout, and profound weakness in Europe, with the European Central Bank retrenching in its effort to drive European rates lower, spurring fears of deflation.

A Roller-Coaster Ride to Start the Year

The beginning of 2016 proved volatile for equity markets domestically and globally, and the fixed income markets followed suit. The 10-year U.S. Treasury stood at a respectable 2.27% at the end of 2015. But within six weeks, that rate fell 0.61% to 1.66%, before bouncing back to 1.77% by March 31, 2016.

Chart I Credit Spreads: Investors Are Not Being Paid to Assume the Risk

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LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2016 (Unaudited)

As we noted, the Fed has backed off of its initial intent to raise rates four times in a stepped-up fashion. Rates will probably remain low and income elusive. Unfortunately, municipal bond investors have only a few “levers” to pull to seek higher income. The most effective two are credit quality and duration. An investor looking for yield can always buy a bond with a longer maturity—the duration lever. And bonds of lower credit quality can be purchased to drive up yield—the credit quality lever. In both instances, the investor assumes risk in hope of higher returns.

At Thornburg, we always evaluate both of these options as a means to increase the total return of the portfolios, but over the past six months, as in the prior six months, we found them less than optimal. Real rates (interest rates after inflation is subtracted) remained low during the entire period, and the municipal yield curve was fairly flat. Investors who reached for yield by buying longer maturities gained very little relative to the duration risk that comes with longer-dated bonds. And the amount investors are compensated to invest in lower-rated bonds is minimal; credit spreads remain at extremely tight levels. Investors who purchased debt from lower-rated issuers were essentially buying weaker credits at very expensive levels. Chart I on the previous page shows credit spreads remaining near historically low levels, offering investors little compensation for risk assumed. Not a great strategy!

We believe that the only logical thing to do when you’re not being paid to take risk is to take less of it. That is exactly what we have been seeking to do in Thornburg New York Intermediate Municipal Fund for quite some time. The Fund is being managed on the bearish (shorter) end of its duration range. We have also actively sought to increase the average credit quality, at least at the margins. Cash reserve positions are being managed in a manner we view as conservative.

Continued volatility seems a certainty. That can manifest via interest-rate movements, or changing credit spreads. While the likelihood of the Fed raising rates appears low, given the aforementioned anemic economic growth in the U.S. and abroad, investors are wise to recall that rates moved up over 1.00% in 2013 without the Fed having taken any action whatsoever. It may be unlikely, but that does not mean it’s a probability that can be ignored. And any event that causes spreads to widen appreciably may prove detrimental to an investor who assumed undue credit risk in search of return.

We will do what we have always done with Thornburg New York Intermediate Municipal Fund: provide you with a tax-exempt laddered portfolio that aims to generate attractive levels of income, while attempting to preserve principal and minimize volatility. And, of course, we’ll seek to only assume the risk for which we believe we are adequately compensated.

New York

Demand for municipal debt in New York continues to be exceptionally high. Excess demand has led to very high municipal prices. To some extent, investors in municipal bonds from New York are even more desperate for yield than their national counterparts. The good news is that, for the most part, the credit picture throughout the state is strong. Incomes are up and housing prices have stabilized and are increasing in most areas, leading to stronger fundamentals for most local issuers.

Staying Faithful to Thornburg’s Tested Approach

While a focus on risk mitigation may not make the sexiest marketing story, we believe it is in the best long-term interest of shareholders. And to any investor considering abandoning municipal bonds for the promise of higher returns elsewhere, we remind you that if the first quarter of 2016 has taught us anything, it is that in a volatile market, an appropriate asset allocation may save you a few sleepless nights.

We will continue to strive to manage your assets to fulfill the Fund’s objectives.

Sincerely,

Christopher Ryon, CFA Portfolio Manager Managing Director	Nicholos Venditti Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg New York Intermediate Municipal Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
A Shares (Incep: 9/5/97)
Without sales charge	2.85%	2.30%	4.23%	3.96%	4.08%
With sales charge	0.80%	1.62%	3.81%	3.75%	3.97%
I Shares (Incep: 2/1/10)	3.17%	2.63%	4.56%	—	4.15%

30-day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	1.99%

SEC Yield	0.56%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.05%; I shares, 0.76%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for all share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Without the fee waivers and expense reimbursements described above, the Annualized Distribution yield would have been 1.93%, and the SEC yield would have been 0.49%.

Glossary

BofA Merrill Lynch 3-15 Year Municipal Securities Index – subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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FUND SUMMARY

Thornburg New York Intermediate Municipal Fund	March 31, 2016 (Unaudited)

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to ten years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Key Portfolio Attributes

Number of Bonds	76

Effective Duration	5.1 Yrs

Average Maturity	7.9 Yrs

Long Term Stability of Principal

Net Asset Value History of A Shares

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Portfolio Ladder

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of New York GO, 5.00% due 6/1/2019 pre-refunded 6/1/2016 (City Budget Financial Management; Insured: AGM)	AA/Aa2	$255,000	$256,925
City of New York GO, 5.00% due 8/1/2019 (City Budget Financial Management)	AA/Aa2	1,000,000	1,131,090
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	1,000,000	1,231,250
City of New York GO, 5.00% due 8/1/2025 (City Budget Financial Management)	AA/Aa2	400,000	422,940
City of New York GO, 5.00% due 8/1/2030 (City Budget Financial Management)	AA/Aa2	1,000,000	1,199,970
County of Nassau GO, 5.00% due 4/1/2026 (Insured: BAM)	AA/NR	1,000,000	1,207,950
Dutchess County Local Development Corp., 5.00% due 7/1/2021 (Health Quest Systems, Inc.; Insured: AGM)	AA/A2	535,000	610,622
Dutchess County Local Development Corp., 5.00% due 7/1/2022 (Health Quest Systems, Inc.; Insured: AGM)	AA/A2	510,000	580,064
Erie County Industrial Development Agency, 5.25% due 5/1/2025 (Buffalo City School District)	AA/Aa2	1,000,000	1,129,050
Government of Guam, 5.375% due 12/1/2024 (Layon Solid Waste Disposal Facility)	BBB+/NR	1,000,000	1,110,820
Government of Guam, 5.00% due 11/15/2033 (Economic Development)	A/NR	2,000,000	2,306,800
Guam Waterworks Authority, 5.00% due 7/1/2028 (Water and Wastewater System)	A-/Baa2	500,000	576,670
Hempstead Town Local Development Corp., 5.00% due 7/1/2028 (Hofstra University)	A/A3	500,000	576,410
Long Island Power Authority, 5.00% due 9/1/2022 (Electric System Capital Improvements)	A-/Baa1	395,000	475,335
Long Island Power Authority, 5.25% due 9/1/2029 (Electric System Capital Improvements)	A-/Baa1	645,000	816,022
Metropolitan Transportation Authority, 6.25% due 11/15/2023	AA-/A1	200,000	228,316
Metropolitan Transportation Authority, 6.25% due 11/15/2023 pre-refunded 11/15/2018	NR/NR	800,000	912,064
Monroe County Industrial Development Corp., 4.00% due 6/1/2016 (St. John Fisher College)	BBB+/NR	880,000	884,673
Monroe County Industrial Development Corp., 5.00% due 1/15/2028 (Monroe Community College Association, Inc.; Insured: AGM)	AA/A2	250,000	288,940
Monroe County Industrial Development Corp., 5.00% due 1/15/2029 (Monroe Community College Association, Inc.; Insured: AGM)	AA/A2	300,000	344,946
Nassau County IDA, 4.75% due 3/1/2026 (New York Institute of Technology)	BBB+/Baa2	1,000,000	1,082,930
Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2021 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	275,000	330,701
Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2028 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	400,000	492,844
Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2031 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	1,000,000	1,212,540
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	770,000	885,508
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2025 (Healthcare Facilities Improvements)	A+/Aa3	1,000,000	1,134,760
New York City Housing Development Corp., 0.42% due 11/1/2018 put 4/1/2016 (Multi-Family Housing; SPA: JPMorgan
Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	1,175,000	1,175,000
New York City Municipal Water Finance Authority, 5.00% due 6/15/2032 (Water and Sewer System)	AA+/Aa1	1,000,000	1,210,810
New York City Transitional Finance Authority, 5.00% due 1/15/2020 (Educational Facilities) (State Aid Withholding)	AA/Aa2	1,000,000	1,119,890
New York City Transitional Finance Authority, 0.37% due 11/1/2022 put 4/1/2016 (City Capital Projects; SPA: Royal Bank of Canada) (daily demand notes)	AAA/Aa1	1,980,000	1,980,000
New York City Transitional Finance Authority, 0.42% due 11/15/2028 put 4/1/2016 (City Capital Projects; SPA: TD Bank, N.A.) (daily demand notes)	AAA/Aa1	300,000	300,000
New York City Transitional Finance Authority, 0.39% due 11/1/2042 put 4/1/2016 (City Capital Projects; SPA: Barclays Bank plc) (daily demand notes)	AAA/Aa1	1,400,000	1,400,000
New York City Trust for Cultural Resources, 5.25% due 12/1/2018 (Lincoln Center for the Performing Arts)	A+/A2	175,000	194,388
New York Municipal Bond Bank Agency, 5.00% due 4/15/2018 (Insured: AGM)	AA/A2	1,000,000	1,079,070
New York State Dormitory Authority, 5.00% due 10/1/2023 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	400,000	426,164
New York State Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	600,000	606,576
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services Facilities)	AA/NR	1,000,000	1,043,190
New York State Dormitory Authority, 5.00% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA/Aa3	805,000	842,537
New York State Dormitory Authority, 5.25% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA/Aa3	775,000	859,374
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa2	1,175,000	1,346,303
New York State Dormitory Authority, 4.00% due 10/1/2020 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/A1	325,000	363,571
New York State Dormitory Authority, 5.25% due 7/1/2022 (St. John’s University; Insured: Natl-Re)	AA-/A3	1,000,000	1,226,940
New York State Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	AA-/Aa3	1,000,000	1,075,680
New York State Dormitory Authority, 5.00% due 10/1/2023 (School District Financing Program) (State Aid Withholding)	AA-/NR	575,000	703,892
New York State Dormitory Authority, 5.00% due 7/1/2024 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,540,000	1,673,472
New York State Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	1,000,000	1,007,460
New York State Dormitory Authority, 5.00% due 10/1/2024 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/Aa3	1,000,000	1,177,460
New York State Dormitory Authority, 5.00% due 7/1/2025 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,105,000	1,192,295
New York State Dormitory Authority, 5.00% due 7/1/2027 (Columbia University Teachers College)	A+/A1	750,000	883,733
New York State Dormitory Authority, 5.00% due 7/1/2027 (Interagency Council Pooled Loan Program)	NR/Aa2	1,000,000	1,165,140
New York State Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: AGM)	AA/A3	500,000	525,620
New York State Dormitory Authority, 5.00% due 12/15/2027 (Metropolitan Transportation Authority & State Urban Development Corp.)	AAA/Aa1	2,500,000	3,030,300
New York State Dormitory Authority, 5.00% due 10/1/2028 (School District Financing Program; Insured: AGM)	AA/NR	200,000	242,076

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
New York State Dormitory Authority, 5.25% due 5/1/2030 pre-refunded 5/1/2019 (North Shore Long Island Jewish Medical)	A-/A3	$1,000,000	$1,132,530
New York State Dormitory Authority, 5.00% due 7/1/2034 (Pratt Institute)	NR/A3	1,000,000	1,154,650
New York State Energy Research and Development Authority, 0.39% due 5/1/2039 put 4/1/2016 (Consolidated Edison Co.; LOC: Mizuho Bank, Ltd.) (daily demand notes)	AAA/Aa2	1,200,000	1,200,000
New York State Thruway Authority, 5.00% due 5/1/2019 (New NY Bridge Project)	A-/A3	2,000,000	2,241,860
New York State Thruway Authority, 5.00% due 4/1/2022 (Multi-Year Highway and Bridge Capital Program)	AA/NR	1,000,000	1,064,820
New York State Thruway Authority, 5.00% due 1/1/2028 (Multi-Year Highway and Bridge Capital Program)	A/A2	500,000	609,085
New York State Urban Development Corp., 5.25% due 1/1/2021	AA/NR	1,000,000	1,122,830
Onondaga Civic Development Corp., 5.00% due 7/1/2021 (Le Moyne College)	NR/Baa2	1,000,000	1,105,490
Onondaga Civic Development Corp., 5.50% due 12/1/2031 (State University of New York Upstate Medical University)	A+/NR	1,000,000	1,190,430
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: AGM)	AA/Aa3	1,000,000	1,059,040
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2029 (New York Local Government Assistance Corp.)	AAA/Aa1	250,000	309,453
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2030 (New York Local Government Assistance Corp.)	AAA/Aa1	1,000,000	1,232,640
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2031 (New York Local Government Assistance Corp.)	AAA/Aa1	1,000,000	1,224,730
Syracuse Industrial Development Agency, 5.25% due 5/1/2026 (Syracuse City School District)	AA/Aa2	2,150,000	2,545,879
Town of Amherst Development Corp., 5.00% due 10/1/2020 (University at Buffalo Foundation Facility-Student Housing; Insured: AGM)	AA/A2	1,000,000	1,149,510
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2025 pre-refunded 11/15/2017 (MTA Bridges and Tunnels)	AA-/Aa3	1,410,000	1,508,813
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2028 (MTA Bridges and Tunnels)	AA-/Aa3	1,000,000	1,218,620
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2029 (MTA Bridges and Tunnels)	AA-/Aa3	1,000,000	1,207,610
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza Project)	NR/A1	230,000	258,713
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza Project)	NR/A1	710,000	791,522
Utility Debt Securitization Authority, 5.00% due 12/15/2029 (Long Island Power Authority-Electric Service)	AAA/Aaa	1,000,000	1,222,950
Utility Debt Securitization Authority, 5.00% due 12/15/2030 (Long Island Power Authority-Electric Service)	AAA/Aaa	1,000,000	1,218,840
West Seneca Central School District GO, 5.00% due 11/15/2023 (Facilities Improvements; Insured: BAM) (State Aid Withholding)	AA/A2	1,300,000	1,604,954

TOTAL INVESTMENTS — 97.74% (Cost $71,295,187)			$76,656,050
OTHER ASSETS LESS LIABILITIES — 2.26%			1,773,417

NET ASSETS — 100.00%			$78,429,467

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
BAM	Insured by Build America Mutual Insurance Co.
GO	General Obligation
IDA	Industrial Development Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.
SONYMA	State of New York Mortgage Authority

See notes to financial statements.

Semi-Annual Report    9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	March 31, 2016 (Unaudited)

ASSETS
Investments at value (cost $71,295,187) (Note 2)	$76,656,050
Cash	73,516
Receivable for investments sold	695,010
Receivable for fund shares sold	140,658
Interest receivable	1,000,622
Prepaid expenses and other assets	580

Total Assets	78,566,436

LIABILITIES
Payable for fund shares redeemed	36,681
Payable to investment advisor and other affiliates (Note 3)	44,540
Accounts payable and accrued expenses	36,623
Dividends payable	19,125

Total Liabilities	136,969

NET ASSETS	$78,429,467

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	5,360,863
Accumulated net realized gain (loss)	(478,475)
Net capital paid in on shares of beneficial interest	73,563,926

$78,429,467

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($47,220,405 applicable to 3,534,673 shares of beneficial interest outstanding - Note 4)	$13.36
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.63

Class I Shares:
Net asset value, offering and redemption price per share ($31,209,062 applicable to 2,336,097 shares of beneficial interest outstanding - Note 4)	$13.36

See notes to financial statements.

10     Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $338,852)	$1,243,064

EXPENSES
Investment advisory fees (Note 3)	199,262
Administration fees (Note 3)
Class A Shares	30,384
Class I Shares	7,772
Distribution and service fees (Note 3)
Class A Shares	60,768
Transfer agent fees
Class A Shares	17,693
Class I Shares	13,640
Registration and filing fees
Class A Shares	89
Class I Shares	89
Custodian fees (Note 3)	13,570
Professional fees	22,509
Accounting fees (Note 3)	1,526
Trustee fees	1,830
Other expenses	4,899

Total Expenses	374,031
Less:
Expenses reimbursed by investment advisor (Note 3)	(29,397)

Net Expenses	344,634

Net Investment Income	898,430

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments	864
Net change in unrealized appreciation (depreciation) on investments	1,065,566

Net Realized and Unrealized Gain	1,066,430

Net Increase in Net Assets Resulting from Operations	$1,964,860

See notes to financial statements.

Semi-Annual Report    11

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2016*	YEAR ENDED SEPTEMBER 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$898,430	$1,811,546
Net realized gain (loss) from investments	864	(51,436)
Net unrealized appreciation (depreciation) on investments	1,065,566	(179,372)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,964,860	1,580,738

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(517,540)	(1,122,691)
Class I Shares	(380,890)	(688,855)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(3,277,172)	(4,324,129)
Class I Shares	553,004	6,419,536

Net Increase (Decrease) in Net Assets	(1,657,738)	1,864,599

NET ASSETS
Beginning of Period	80,087,205	78,222,606

End of Period	$78,429,467	$80,087,205

Distribution in excess of net investment income	$(16,847)	$(16,847)

*	Unaudited.

See notes to financial statements.

12     Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee and (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2016 (Unaudited)

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2016
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$76,656,050	$—	$76,656,050	$—

Total Investments in Securities	$76,656,050	$—	$76,656,050	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value.

14    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2016 (Unaudited)

When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2016 the Fund paid $1,526 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the fund shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $369 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $16,874 for Class A shares and $12,523 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Fund had no transactions with affiliated funds.

Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2016 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2016 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2015 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	153,904	$2,044,927	419,229	$5,533,635
Shares issued to shareholders in reinvestment of dividends	30,584	406,501	67,191	887,864
Shares repurchased	(431,231)	(5,728,600)	(813,285)	(10,745,628)

Net increase (decrease)	(246,743)	$(3,277,172)	(326,865)	$(4,324,129)

Class I Shares
Shares sold	320,802	$4,260,824	858,058	$11,351,074
Shares issued to shareholders in reinvestment of dividends	28,495	378,836	51,871	685,089
Shares repurchased	(307,474)	(4,086,656)	(425,508)	(5,616,627)

Net increase (decrease)	41,823	$553,004	484,421	$6,419,536

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,451,738 and $4,180,010, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$71,295,187

Gross unrealized appreciation on a tax basis	$5,374,561
Gross unrealized depreciation on a tax basis	(13,698)

Net unrealized appreciation (depreciation) on investments (tax basis)	$5,360,863

At March 31, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014, through September 30, 2015, of $53,522. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

At March 31, 2016, the Fund had cumulative tax basis capital losses of $425,816, (of which $127,505 are short-term and $298,311 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, diversification risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

16    Semi-Annual Report

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Semi-Annual Report    17

FINANCIAL HIGHLIGHTS

Thornburg New York Intermediate Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2016(b)(c)	$13.18	0.14	0.18	0.32	(0.14)	—	(0.14)	$13.36	2.13	(d)	0.99	(d)	0.99	(d)	1.06	(d)	2.45	2.04	$47,220
2015(c)	$13.22	0.29	(0.04)	0.25	(0.29)	—	(0.29)	$13.18	2.16		0.98		0.98		1.05		1.87	7.72	$49,845
2014(c)	$12.93	0.30	0.29	0.59	(0.30)	—	(0.30)	$13.22	2.27		0.99		0.99		1.05		4.59	14.12	$54,301
2013(c)	$13.44	0.34	(0.51)	(0.17)	(0.34)	—	(0.34)	$12.93	2.54		0.99		0.99		1.05		(1.32)	11.31	$54,061
2012(c)	$12.93	0.37	0.51	0.88	(0.37)	—	(0.37)	$13.44	2.80		0.99		0.99		1.05		6.90	13.37	$55,862
2011(c)	$12.82	0.41	0.11	0.52	(0.41)	—	(0.41)	$12.93	3.26		0.99		0.99		1.07		4.20	26.39	$45,551
CLASS I SHARES
2016(b)	$13.18	0.16	0.18	0.34	(0.16)	—	(0.16)	$13.36	2.45	(d)	0.67	(d)	0.67	(d)	0.75	(d)	2.61	2.04	$31,209
2015	$13.22	0.33	(0.04)	0.29	(0.33)	—	(0.33)	$13.18	2.47		0.67		0.67		0.76		2.19	7.72	$30,242
2014	$12.93	0.33	0.30	0.63	(0.34)	—	(0.34)	$13.22	2.57		0.67		0.67		0.73		4.93	14.12	$23,922
2013	$13.44	0.38	(0.51)	(0.13)	(0.38)	—	(0.38)	$12.93	2.86		0.67		0.67		0.74		(1.00)	11.31	$7,060
2012	$12.92	0.41	0.52	0.93	(0.41)	—	(0.41)	$13.44	3.12		0.67		0.67		0.77		7.33	13.37	$4,707
2011	$12.82	0.45	0.10	0.55	(0.45)	—	(0.45)	$12.92	3.54		0.67		0.67		0.71		4.45	26.39	$3,514

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

18 Semi-Annual Report	Semi-Annual Report 19

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD† 10/1/15–3/31/16
Class A Shares
Actual	$1,000.00	$1,024.50	$5.01
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class I Shares
Actual	$1,000.00	$1,026.10	$3.39
Hypothetical*	$1,000.00	$1,021.66	$3.38

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20    Semi-Annual Report

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    21

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

22    Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    23

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1069

About Thornburg Investment Management

It’s more than what we do. It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Portfolio Construction

Structured for Excellence How we think and how we invest is made possible by how we’re structured.

Collaboration

Disciplined construction guided more by our convictions than convention.

TEAM APPROACH

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

CONVICTION

FAR FROM THE HERD

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

ACCESS & TRANSPARENCY

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

2 | Semi-Annual Reports

2    Semi-Annual Reports

Semi-Annual Reports

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Low Duration Income Fund

March 31, 2016

Limited Term U.S. Government Fund	NASDAQ Symbols	CUSIPS
Class A	LTUSX	885-215-103
Class B	LTUBX	885-215-848
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861

Limited Term Income Fund
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853

Low Duration Income Fund
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796

Class I, R3, R4, R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments in mortgage backed securities (MBS) may bear additional risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Reports    3

LETTER TO SHAREHOLDERS

March 31, 2016 (Unaudited)

April 18, 2016

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, and Thornburg Low Duration Income Fund for the six months ended March 31, 2016. The net asset value (NAV) of a Class A share of the Limited Term U.S. Government Fund increased two cents in the period to $13.28, and if you were invested for the entire period, you received dividends of 8.76 cents per share. If you reinvested your dividends, you received 8.78 cents per share. The NAV of a Class A share of Thornburg Limited Term Income Fund increased three cents in the period to $13.35. If you were invested for the entire period, you received dividends of 12.52 cents per share. If you reinvested your dividends, you received 12.57 cents per share. The NAV of a Class A share of Thornburg Low Duration Income Fund increased two cents in the period to $12.40. If you were invested for the entire period, you received dividends of 5.14 cents per share. If you reinvested your dividends, you received 5.15 cents per share. Dividends per share were lower or higher depending on the share class expenses as a percentage of NAV to account for varying class-specific expenses.

Putting income and price change together, the Class A shares of Thornburg Limited Term U.S. Government Fund produced total return of 0.82% (without sales charge) over the six-month period. The Barclays Intermediate Government Bond Index produced a total return of 1.43% over the same period. The average return for the Lipper Short-Intermediate U.S. Government Bond category was 0.65%. The Class A shares of Thornburg Limited Term Income Fund produced a total return of 1.18% (without sales charge) over the six-month period ended March 31, 2016. The Barclays Intermediate Government/Credit Bond Index produced a 1.74% total return over the same time period. The return for the Lipper Short-Intermediate Investment Grade Debt category was 1.06%. Class A shares of Thornburg Low Duration Income Fund produced a total return of 0.58% (without sales charge) over the six-month period. The Barclays U.S. 1-3 Yr Aggregate Bond Index produced a total return of 0.61% over the same period. The average return for the Lipper Short Investment Grade Bond category was 0.58%. The indices reflect no deduction for fees and expenses.

A Fickle Federal Reserve, and Markets Reaction

Late in the quarter ended December 31, 2015, the big event—the one fixed income investors and markets had anticipated for not just months, but years—came and went with hardly a sound. On December 17, the U.S. Federal Reserve (the Fed), in a long-telegraphed move, raised its benchmark short-term rate by 0.25%. It was arguably the most anticipated Fed rate hike in history. The quarter ended December 31, 2015, finished broadly negative for most fixed-income asset classes, with core fixed-income returns having largely dictated movements in Treasury yields. Ten-year Treasury rates moved from 2.04% at the beginning of the quarter to end 2015 at 2.27%, while the two-year Treasury climbed from 0.63% to 1.05%, causing the yield curve to flatten and driving negative total returns for the Thornburg core bond funds, their benchmark indices, and their Morningstar category averages.

Shortly after the beginning of the year, with weak economic data from the United States, a collapse in global commodity prices, a free-fall in emerging markets stocks, and with the European Central Bank redoubling its quantitative easing efforts to fight potential deflation, the Fed quickly backed off of its intent to raise rates four times in 2016—but only after markets had already figured that out. As of this writing, markets now expect only one rate hike, while the Fed itself maintains a projection for two. We believe it may prove challenging for the Fed to square that discrepancy in the face of rising wages and inflationary pressures in the United States. So we expect the coming year to be one of reconciliation—with the Fed and the markets, again, each expecting a different pace of tightening and with a different ending (or “terminal”) Fed funds rate.

The U.S. Treasury yield curve flattened during the quarter ended December 31, 2015, as short rates rose in the wake of the Fed increase, and longer rates remained relatively stable. It continues to flatten at this writing, with most of that flattening driven by long-term rates falling due to weak U.S. economic growth, weak inflation expectations, and even some cynicism regarding the potential for future Fed rate increases. Investment-grade credit spreads have been relatively well behaved for most of the period.

Volatility by Almost any Measure

Global risk markets endured an unpleasant ride during both quarters. Yet if you had closed your eyes for any part of that journey, it would have been easy to think that not much changed. Snapshots taken at December 31, 2015, and at March 31, 2016 would show things looking tranquil. But intra-quarter lows for each of these periods would show how tumultuous the journey really was. See Table I on the next page, which shows the S&P 500 Index falling to a low on February 11, both high-yield and investment-grade indices, crude oil prices, and Treasury yields all hit their year-to-date lows, followed by steadily improving trends. But roughly flat returns with volatility in the interim is not what investors tend to grow excited about.

4    Semi-Annual Reports

LETTER TO SHAREHOLDERS,

CONTINUED

March 31, 2016 (Unaudited)

Table I Markets, Spreads, and Oil Prices Swoon through February 11, 2016, Then Recover

	12/31/15	2/11/16	3/31/16
S&P 500 Index	2043.94	1829.08	2059.74
Barclays U.S. Investment Grade Option Adjusted Spread	165.39	214.02	163.06
Barclays U.S. Corporate High Yield Spread	660.40	839.43	665.57
West Texas Intermediate Crude Price	$37.04	$26.21	$38.34
10-Year U.S. Treasury Yield	2.27%	1.66%	1.77%

Source: Bloomberg.

We are happy to report, though, that each of Thornburg’s core fixed income portfolios ended the first quarter with positive returns and strong performance relative to their Morningstar peers. However, Low Duration Income Class I shares outperformed, but Class A shares slightly underperformed.

Why did Limited Term Income Fund and Limited Term U.S. Government Fund trail their benchmarks for the quarter ended March 31, 2016? The answer, quite simply, is duration, which is a measure of a bond’s sensitivity to changes in interest rates, and it’s usually measured against movements in so-called “risk free” rates, especially those of U.S. Treasuries. Accepting significant Treasury-related duration risk (that is, having relatively “long” duration measures) is something we have actively avoided, simply because the reward in increased yield isn’t apparent to us. The 10-year U.S. Treasury ended the quarter at 1.77%, not a lot of compensation for the risk that comes with a rising-rate environment, when bond prices fall. While the Funds did not perform well versus their benchmarks during the quarter ended March 31, 2016, due to our cautious stance on duration, they did perform relatively well versus their Morningstar peer groups, as shown in Table II.

Table II Thornburg Core Bond Funds Performance versus Indices and Morningstar Category Average

Class A Shares (without sales charge)	Quarter Ended 12/31/15	Quarter Ended 3/31/16	Six-month Ended 3/31/16
Thornburg Limited Term Income Fund	-0.59%	1.78%	1.18%
Barclays Intermediate Government/Credit Index	-0.69%	2.45%	1.74%
Morningstar U.S. Short-Term Bond Category	-0.41%	0.99%	0.58%

Class A Shares (without sales charge)
Thornburg Limited Term U.S. Government Fund	-0.74%	1.57%	0.82%
Barclays Intermediate U.S. Government Index	-0.84%	2.28%	1.43%
Morningstar U.S. Short Government Category	-0.57%	1.00%	0.44%

Class A Shares (without sales charge)
Thornburg Low Duration Income Fund	-0.37%	0.95%	0.58%
Barclays U.S. Aggregate 1-3 Year Index	-0.36%	0.97%	0.61%
Morningstar U.S. Short-Term Bond Category	-0.41%	0.99%	0.58%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 877-215-1330.

We have written entire articles recently comparing our Funds’ stated durations (the mathematical figure calculated versus U.S. Treasury yields) with our Funds’ empirical durations (how the Funds actually behave, when credit risk and other factor influences are taken into account). In periods of rising U.S. Treasury yields, the core fixed income funds have performed better than models would suggest. This is no coincidence, but the result of an intentional effort to find good businesses with strong cash flows, where fundamentals are improving during periods of rising risk-free rates. We do this with the intention of providing a measure of protection to shareholders from price declines in the eventuality of rising U.S. Treasury rates.

Most every credit and risk spread ended the quarter flat. Treasuries, however, were one of the few bright spots in fixed income. As we began 2016, we didn’t believe we were adequately compensated for accepting duration risk. And as we have written many times, if shareholders aren’t being compensated for our assuming a given risk, we simply choose not to take it.

Challenges for “Core” Fixed-Income Investors

We see many challenges facing those who invest in “core” investment-grade fixed income portfolios. With their quantitative easing programs that have pushed bond yields to historic lows and even negative levels, global central banks have declared war against any type of sustainable income via high-quality holdings. They have done this with the intention of pushing investors further out the risk spectrum in order to drive down borrowing costs, in hopes of spurring more borrowing (a re-leveraging cycle) and encouraging companies to invest in the economy. The problem, though, is that most parties are still reluctant to oblige the central banks’ plans. Instead, consumers continue to deleverage, while businesses lack confidence in the economy and refuse, generally speaking, to make significant capital outlays. Central banks have failed to generate growth and, in many areas of the world, still struggle with the prospect of deflation. While we will not suggest that the United States is immune to these challenges, it is one of the few bright spots globally.

The Fed under Chair Janet Yellen has finally moved off of zero percent interest rates and continues to suggest its intent to

Semi-Annual Reports    5

LETTER TO SHAREHOLDERS,

CONTINUED

March 31, 2016 (Unaudited)

move the Fed funds rate higher two times this year. However, as U.S. economic data show more signs of resilience versus the challenges facing the global economy, markets reacted with caution and bouts of volatility. This has caused Fed officials to move rate-hike expectations lower—and further away. One difficulty for markets and policy makers will be to move toward a more normalized monetary policy, given current price stability (low inflation) and the economy having reached full employment—the Fed’s twin objectives. While risk markets were on a one-way move lower from January 1 to February 11, economic fundamentals within the United States had not materially changed, and Fed rhetoric appeared substantially more accommodative. It has become unclear to us if policy makers are reacting to markets or if markets are reacting to policy makers. This will ultimately manifest in periods of greater uncertainty and volatility.

During the quarter ended March 31, 2016, markets provided us with an opportunity to harvest gains in securities that performed well during the flight from risk, move and redeploy that cash into niche areas of the market that had moved notably cheaper. This meant selling securities with highly rated bonds more closely aligned with U.S. Treasuries and buying securities with a higher credit-related component at the lower prices that then prevailed. As markets recovered, the opportunity to continue this approach diminished, and we are beginning to harvest gains from the recovery in markets and raise portfolio quality once again.

During late January and early February 2016, we would have classified the markets as “cheap.” But as in any risk-off move, we remain highly selective and only add “stories” where we believe we understand the risks and are appropriately compensated. Today, markets seem “fair,” though there is the occasional opportunity to add compelling stories to the portfolios at attractive levels. In today’s market, we are being forced to be much more selective and discerning, and the changes to the portfolios we make are more incremental than they were early in the year.

Core Fixed Income as Portfolio Ballast

We continue to believe that core fixed income holdings can serve as ballast to an investor’s portfolio, continue to provide a source of income, and provide diversification benefits to more volatile equity markets. Volatility is likely to remain high going forward, and fixed income should continue to provide important diversification to an investor’s overall allocation. Today’s markets provide opportunity for us to buy incremental credit-related positions. When the assumption of risk is appropriately compensated, we are willing to move each portfolio toward finding value, consistent with the strategy’s mandate. However, when risk is not well compensated, we will do the opposite and wait for an attractive entry point.

We plan to remain on the short end of each strategy’s maturity ladder for the near term, in order to limit the risk associated with change in rates of U.S. Treasuries. We believe the U.S. economy is late in its recovery and plan to manage the portfolios with that in mind, and with an eye toward limiting volatility.

Thank you for your continued trust in us. We look forward to working hard to add value to your holdings.

Sincerely,

Jason Brady, CFA	Lon R. Erickson, CFA	Jeff Klingelhofer, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
CEO, President, and Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Semi-Annual Reports

PERFORMANCE SUMMARY

March 31, 2016 (Unaudited)

Average Annual Total Returns

Limited Term U.S. Government Fund	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
A Shares (Incep: 11/16/87)
Without sales charge	1.19%	0.81%	1.53%	3.23%	5.06%
With sales charge	-0.30%	0.30%	1.23%	3.08%	5.01%
B Shares (Incep: 11/1/02)
Without sales charge	-0.18%	-0.56%	0.15%	2.15%	2.11%
With sales charge	-5.16%	-1.72%	-0.24%	2.15%	2.11%
C Shares (Incep: 9/1/94)
Without sales charge	0.91%	0.52%	1.24%	2.95%	3.98%
With sales charge	0.42%	0.52%	1.24%	2.95%	3.98%
I Shares (Incep: 7/5/96)	1.52%	1.13%	1.86%	3.56%	4.47%
R3 Shares (Incep: 7/1/03)	1.12%	0.74%	1.45%	3.16%	2.67%
R4 Shares (Incep: 2/1/14)	1.13%	—	—	—	1.45%
R5 Shares (Incep: 5/1/12)	1.45%	1.09%	—	—	1.16%

Limited Term Income fund
A Shares (Incep: 10/1/92)
Without sales charge	1.05%	1.58%	3.33%	4.58%	5.15%
With sales charge	-0.51%	1.07%	3.02%	4.42%	5.08%
C Shares (Incep: 9/1/94)
Without sales charge	0.81%	1.35%	3.09%	4.33%	4.84%
With sales charge	0.32%	1.35%	3.09%	4.33%	4.84%
I Shares (Incep: 7/5/96)	1.40%	1.94%	3.69%	4.93%	5.37%
R3 Shares (Incep: 7/1/03)	0.92%	1.47%	3.23%	4.53%	3.89%
R4 Shares (Incep: 2/1/14)	0.93%	—	—	—	1.91%
R5 Shares (Incep: 5/1/12)	1.29%	1.83%	—	—	2.76%

Low Duration Income fund
A Shares (Incep: 12/30/13)
Without sales charge	0.74%	—	—	—	1.15%
With sales charge	-0.78%	—	—	—	0.46%
I Shares (Incep: 12/30/13)	0.94%	—	—	—	1.35%

30-Day Yields

(with sales charge)

Thornburg Limited Term U.S. Government Fund, A Shares
Annualized Distribution Yield	1.62%
SEC Yield	1.01%

Thornburg Limited Term Income Fund, A Shares
Annualized Distribution Yield	1.90%
SEC Yield	1.62%

Thornburg Low Duration Income Fund, A Shares
Annualized Distribution Yield	0.95%
SEC Yield	0.84%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, and Class R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: Limited Term U.S. Government Fund A shares, 0.92%; B shares, 7.08%; C shares, 1.21%; I shares, 0.62%; R3 shares, 1.35%; R4 shares, 1.13%; R5 shares 2.02%; Limited Term Income Fund A shares, 0.87%; C shares, 1.10%; I shares, 0.52%; R3 shares, 1.11%; R4 shares, 1.66%; R5 shares 0.67%; and Low Duration Income Fund A shares, 2.10%; I shares, 1.89%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: For Limited Term U.S. Government Fund B shares, 2.50%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. Limited Term Income Fund R3 shares, 0.99%; R4 shares, 0.99%. Low Duration Income Fund A shares, 0.70%; I shares, 0.50% For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Without the fee waivers and expense reimbursements described above, the Annualized Distribution yield for Low Duration Income Fund would have been negative 0.14%, and the SEC yield would have been negative 0.26%. Unsubsidized yields may be disproportionately negative due to the size of net assets and fixed expenses.

Semi-Annual Reports    7

Glossary

March 31, 2016 (Unaudited)

Barclays Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.

Barclays Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.

Barclays U.S. Aggregate Bond 1-3 Year Index – Composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

Barclays U.S. Corporate Index – A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Lipper Short-Intermediate U.S. Government Funds – Funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of one to five years.

Lipper Short-Intermediate Investment-Grade Debt Funds – Funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Lipper Short Investment-Grade Debt Funds – Funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Quantitative Easing (QE) – An unconventional monetary policy in which a central bank purchases financial assets from the market in order to lower interest rates and increase the money supply.

Riskless (or risk-free) Interest Rate – The theoretical rate of return of an investment with zero risk. The risk-free rate represents the interest that an investor would expect from an absolutely risk-free investment over a given period of time. Though a truly risk-free asset exists only in theory, in practice most professionals and academics use short-dated government bonds, such as a three-month U.S. Treasury bill.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

West Texas Intermediate (WTI) – A grade of crude oil used as a benchmark in oil pricing.

8    Semi-Annual Reports

FUND SUMMARY

Thornburg Limited Term U.S. Government Fund	March 31, 2016 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary objective is to obtain as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/ intermediate debt obligations at least 80% of which are issued by the U.S. Government, its agencies, or its instrumentalities, with a dollar-weighted average maturity of normally less than five years.

Long Term Stability of Principal

Net Asset Value History of A Shares

Key Portfolio Attributes

Number of Bonds	151

Effective Duration	2.7 Yrs

Average Maturity	3.5 Yrs

Types of Holdings

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Reports    9

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	March 31, 2016 (Unaudited)

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 19.93%
United States Treasury Notes, 4.875%, 8/15/2016	$5,000,000	$5,083,447
United States Treasury Notes, 4.625%, 2/15/2017	4,000,000	4,138,789
United States Treasury Notes, 2.25%, 11/30/2017	7,500,000	7,686,731
United States Treasury Notes, 2.625%, 1/31/2018	6,700,000	6,928,219
United States Treasury Notes, 1.125%, 6/15/2018	4,000,000	4,030,117
United States Treasury Notes, 3.625%, 2/15/2020	1,000,000	1,097,637
United States Treasury Notes, 1.375%, 2/29/2020	2,500,000	2,527,539
United States Treasury Notes, 1.625%, 6/30/2020	4,000,000	4,079,258
United States Treasury Notes Inflationary Index, 0.125%, 4/15/2020	9,094,554	9,288,100
United States Treasury Notes Inflationary Index, 0.625%, 7/15/2021	2,627,775	2,759,841
United States Treasury Notes Inflationary Index, 0.125%, 7/15/2022	5,150,900	5,242,887
United States Treasury Notes Inflationary Index, 0.125%, 1/15/2023	2,565,875	2,588,864
United States Treasury Notes Inflationary Index, 0.375%, 7/15/2025	8,741,163	8,936,993

TOTAL U.S. TREASURY SECURITIES (Cost $62,695,704)		64,388,422

U.S. GOVERNMENT AGENCIES — 20.08%
Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,208,050
Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	3,000,000	3,262,638
Federal National Mtg Assoc., 1.875%, 12/28/2020	2,000,000	2,052,705
[a] HNA Group 2015 LLC, (Guaranty: Export-Import Bank of the United States), 2.291%, 6/30/2027	2,887,773	2,919,539
Mortgage-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06%, 1/15/2022	565,692	574,146
New Valley Generation I, Tennessee Valley Authority, 7.299%, 3/15/2019	1,286,774	1,402,633
[b] Petroleos Mexicanos Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 0.972%, 4/15/2025	3,237,500	3,189,093
[b] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70%, 12/20/2022	3,657,500	3,657,975
[b] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 2.46%, 12/15/2025	2,500,000	2,564,108
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 5.45%, 9/15/2017	3,000,000	3,200,229
[b] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.06%, 1/15/2026	3,500,000	3,526,925
[b] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.512%, 1/15/2026	3,500,000	3,601,374
Small Business Administration Participation Certificates, Series 2001-20D Class 1, 6.35%, 4/1/2021	968,752	1,053,816
Small Business Administration Participation Certificates, Series 2001-20F Class 1, 6.44%, 6/1/2021	581,123	629,167
Small Business Administration Participation Certificates, Series 2002-20A Class 1, 6.14%, 1/1/2022	391,046	423,106
Small Business Administration Participation Certificates, Series 2002-20K Class 1, 5.08%, 11/1/2022	373,771	400,805
Small Business Administration Participation Certificates, Series 2005-20H Class 1, 5.11%, 8/1/2025	319,532	348,287
Small Business Administration Participation Certificates, Series 2007-20D Class 1, 5.32%, 4/1/2027	871,034	971,334
Small Business Administration Participation Certificates, Series 2007-20F Class 1, 5.71%, 6/1/2027	509,445	576,047
Small Business Administration Participation Certificates, Series 2007-20I Class 1, 5.56%, 9/1/2027	1,490,716	1,684,730
Small Business Administration Participation Certificates, Series 2007-20K Class 1, 5.51%, 11/1/2027	986,919	1,112,221
Small Business Administration Participation Certificates, Series 2008-20G Class 1, 5.87%, 7/1/2028	2,517,160	2,851,941
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74%, 7/1/2031	2,518,135	2,725,379
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87%, 11/1/2031	2,840,230	2,957,993
Small Business Administration Participation Certificates, Series 2015-20G Class 1, 2.88%, 7/1/2035	2,444,880	2,512,412
Small Business Administration Participation Certificates, Series 2015-20I Class 1, 2.82%, 9/1/2035	2,678,284	2,751,594
Ulani MSN 35940 LLC, (Guaranty: Export-Import Bank of the United States), 2.227%, 5/16/2025	3,854,167	3,915,506
Union 13 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.87%, 6/28/2024	2,136,884	2,140,827
[b] Washington Aircraft 2 Co. Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.06%, 6/26/2024	4,733,811	4,671,538

TOTAL U.S. GOVERNMENT AGENCIES (Cost $63,207,530)		64,886,118

MORTGAGE BACKED — 47.41%
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	161,621	174,992
Federal Home Loan Mtg Corp., CMO Series 2420 Class MC, 6.00%, 2/15/2017	22,861	23,243
Federal Home Loan Mtg Corp., CMO Series 2527 Class BP, 5.00%, 11/15/2017	127,919	130,991
Federal Home Loan Mtg Corp., CMO Series 2529 Class MB, 5.00%, 11/15/2017	127,279	130,123
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	100,404	103,024
Federal Home Loan Mtg Corp., CMO Series 2558 Class BD, 5.00%, 1/15/2018	476,142	488,677
Federal Home Loan Mtg Corp., CMO Series 2622 Class PE, 4.50%, 5/15/2018	262,732	269,599
Federal Home Loan Mtg Corp., CMO Series 2641 Class WE, 4.50%, 1/15/2033	64,875	66,626
Federal Home Loan Mtg Corp., CMO Series 2642 Class JE, 5.00%, 9/15/2032	247,602	250,415
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	133,810	137,990
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	32,880	34,111
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50%, 7/15/2019	506,736	517,530
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50%, 3/15/2022	984,126	1,028,328
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00%, 10/15/2021	109,768	110,760
Federal Home Loan Mtg Corp., CMO Series 3640 Class EL, 4.00%, 3/15/2020	668,319	691,321

10    Semi-Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2016 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., CMO Series 3704 Class DC, 4.00%, 11/15/2036	$596,215	$643,668
Federal Home Loan Mtg Corp., CMO Series 3867 Class VA, 4.50%, 3/15/2024	1,969,939	2,177,954
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00%, 4/15/2041	1,321,803	1,329,450
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50%, 8/15/2023	2,458,585	2,622,313
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75%, 5/15/2039	2,608,981	2,582,353
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50%, 10/15/2027	3,041,176	3,012,038
Federal Home Loan Mtg Corp., CMO Series 4120 Class UE, 2.00%, 10/15/2027	3,115,287	3,137,800
Federal Home Loan Mtg Corp., CMO Series K018 Class A1, 1.781%, 10/25/2020	1,493,178	1,509,872
Federal Home Loan Mtg Corp., CMO Series K035 Class A1, 2.615%, 3/25/2023	3,253,496	3,380,850
Federal Home Loan Mtg Corp., CMO Series K037 Class A1, 2.592%, 4/25/2023	1,776,760	1,848,331
Federal Home Loan Mtg Corp., CMO Series K038 Class A1, 2.604%, 10/25/2023	5,424,907	5,644,572
Federal Home Loan Mtg Corp., CMO Series K039 Class A1, 2.683%, 12/25/2023	2,452,495	2,560,110
Federal Home Loan Mtg Corp., CMO Series K042 Class A1, 2.267%, 6/25/2024	2,277,879	2,336,726
Federal Home Loan Mtg Corp., CMO Series K709 Class A2, 2.086%, 3/25/2019	3,000,000	3,064,829
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413%, 8/25/2047	1,732,071	1,777,316
Federal Home Loan Mtg Corp., CMO Series KLH1 Class A, 1.10%, 11/25/2022	2,000,000	2,000,675
Federal Home Loan Mtg Corp., CMO Series KP02 Class A2, 2.355%, 4/25/2021	3,000,000	3,062,751
Federal Home Loan Mtg Corp., CMO Series KS03 Class A2, 2.79%, 6/25/2022	2,500,000	2,606,994
Federal Home Loan Mtg Corp., CMO Series SC02 Class 2A, 3.50%, 9/25/2045	2,761,081	2,868,371
Federal Home Loan Mtg Corp., Pool AK6768, 3.00%, 3/1/2027	2,408,216	2,520,536
Federal Home Loan Mtg Corp., Pool B14155, 3.50%, 5/1/2019	162,075	171,122
Federal Home Loan Mtg Corp., Pool D98887, 3.50%, 1/1/2032	1,503,521	1,593,615
Federal Home Loan Mtg Corp., Pool E96575, 4.50%, 6/1/2018	257,106	264,839
Federal Home Loan Mtg Corp., Pool G12079, 4.50%, 4/1/2019	295,155	305,261
Federal Home Loan Mtg Corp., Pool G12140, 4.00%, 2/1/2020	85,987	89,470
Federal Home Loan Mtg Corp., Pool G13804, 5.00%, 3/1/2025	608,362	659,653
Federal Home Loan Mtg Corp., Pool G18435, 2.50%, 5/1/2027	2,995,503	3,092,038
Federal Home Loan Mtg Corp., Pool J11371, 4.50%, 12/1/2024	614,733	658,076
Federal Home Loan Mtg Corp., Pool J13583, 3.50%, 11/1/2025	1,042,226	1,109,197
Federal Home Loan Mtg Corp., Pool J14888, 3.50%, 4/1/2026	1,079,127	1,142,062
Federal Home Loan Mtg Corp., Pool T61943, 3.50%, 8/1/2045	1,408,046	1,454,467
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50%, 10/15/2023	2,147,600	2,292,494
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	19,627	21,358
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	83,143	85,281
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00%, 2/25/2018	214,269	220,245
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	96,925	99,457
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 1.056%, 3/25/2039	474,670	422,339
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00%, 2/25/2024	45,198	45,741
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00%, 7/25/2024	265,087	273,451
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50%, 8/25/2019	124,472	127,854
Federal National Mtg Assoc., CMO Series 2009-78 Class A, 4.50%, 8/25/2019	180,897	186,097
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00%, 12/25/2022	1,942,856	1,996,143
Federal National Mtg Assoc., CMO Series 2011-110 Class JV, 4.00%, 1/25/2023	2,173,666	2,232,315
Federal National Mtg Assoc., CMO Series 2011-118 Class V, 4.00%, 10/25/2029	1,225,529	1,238,057
Federal National Mtg Assoc., CMO Series 2011-124 Class QA, 2.00%, 12/25/2041	2,030,930	2,007,759
Federal National Mtg Assoc., CMO Series 2011-45 Class VA, 4.00%, 3/25/2024	2,703,108	2,867,222
Federal National Mtg Assoc., CMO Series 2011-63 Class MV, 3.50%, 7/25/2024	2,738,114	2,890,097
Federal National Mtg Assoc., CMO Series 2011-70 Class CA, 3.00%, 8/25/2026	4,868,618	4,920,002
Federal National Mtg Assoc., CMO Series 2011-72 Class KV, 3.50%, 11/25/2022	1,507,426	1,568,356
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00%, 6/25/2023	2,758,875	2,940,011
Federal National Mtg Assoc., CMO Series 2013-92 Class FA, 0.983%, 9/25/2043	2,566,830	2,562,906
Federal National Mtg Assoc., CMO Series 2015-AB5 Class A10, 3.15%, 9/25/2035	2,461,111	2,536,175
Federal National Mtg Assoc., Pool 044003, 8.00%, 6/1/2017	687	708
Federal National Mtg Assoc., Pool 076388, 9.25%, 9/1/2018	3,323	3,405
Federal National Mtg Assoc., Pool 252648, 6.50%, 5/1/2022	29,037	32,095
Federal National Mtg Assoc., Pool 342947, 7.25%, 4/1/2024	64,690	73,420
Federal National Mtg Assoc., Pool 443909, 6.50%, 9/1/2018	11,084	12,683
Federal National Mtg Assoc., Pool 555207, 7.00%, 11/1/2017	2,737	2,878
Federal National Mtg Assoc., Pool 726308, 4.00%, 7/1/2018	156,458	163,034
Federal National Mtg Assoc., Pool 889906, 4.00%, 7/1/2023	231,667	245,534
Federal National Mtg Assoc., Pool 895572, 2.586%, 6/1/2036	291,204	307,746
Federal National Mtg Assoc., Pool 930986, 4.50%, 4/1/2019	309,824	320,492
Federal National Mtg Assoc., Pool AA2870, 4.00%, 3/1/2024	633,011	673,860
Federal National Mtg Assoc., Pool AB7997, 2.50%, 2/1/2023	1,129,903	1,164,815
Federal National Mtg Assoc., Pool AB8447, 2.50%, 2/1/2028	2,417,846	2,494,820
Federal National Mtg Assoc., Pool AD8191, 4.00%, 9/1/2025	952,247	1,014,292

Semi-Annual Reports    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2016 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc., Pool AJ1752, 3.50%, 9/1/2026	$2,528,839	$2,688,571
Federal National Mtg Assoc., Pool AK6518, 3.00%, 3/1/2027	2,346,056	2,463,908
Federal National Mtg Assoc., Pool MA0045, 4.00%, 4/1/2019	216,312	225,404
Federal National Mtg Assoc., Pool MA0071, 4.50%, 5/1/2019	161,316	166,871
Federal National Mtg Assoc., Pool MA0125, 4.50%, 7/1/2019	133,694	138,405
Federal National Mtg Assoc., Pool MA0380, 4.00%, 4/1/2020	351,750	366,534
Federal National Mtg Assoc., Pool MA1582, 3.50%, 9/1/2043	5,189,263	5,464,537
Federal National Mtg Assoc., Pool MA1585, 2.00%, 9/1/2023	2,609,132	2,655,302
Federal National Mtg Assoc., Pool MA1625, 3.00%, 10/1/2023	2,952,123	3,092,579
Federal National Mtg Assoc., Pool MA2322, 2.50%, 7/1/2025	2,227,660	2,297,187
Federal National Mtg Assoc., Pool MA2353, 3.00%, 8/1/2035	3,126,628	3,244,487
Federal National Mtg Assoc., Pool MA2480, 4.00%, 12/1/2035	3,479,313	3,746,377
Federal National Mtg Assoc., Pool MA2499, 2.50%, 1/1/2026	3,570,650	3,682,093
Government National Mtg Assoc., CMO Series 2010-160 Class VY, 4.50%, 1/20/2022	585,654	635,586
Government National Mtg Assoc., Pool 000623, 8.00%, 9/20/2016	307	309
Government National Mtg Assoc., Pool 003550, 5.00%, 5/20/2019	142,665	149,068
Government National Mtg Assoc., Pool 714631, 5.691%, 10/20/2059	595,077	616,649
Government National Mtg Assoc., Pool 721652, 5.044%, 5/20/2061	3,328,962	3,521,958
Government National Mtg Assoc., Pool 751388, 5.307%, 1/20/2061	2,492,763	2,677,132
Government National Mtg Assoc., Pool 751392, 5.00%, 2/20/2061	4,631,127	5,147,416
Government National Mtg Assoc., Pool 757313, 4.307%, 12/20/2060	4,292,535	4,419,126
Government National Mtg Assoc., Pool 894205, 2.00%, 8/20/2039	561,768	581,865
Government National Mtg Assoc., Pool MA0100, 2.50%, 5/20/2042	1,763,418	1,795,422

TOTAL MORTGAGE BACKED (Cost $151,601,908)		153,204,967

SHORT TERM INVESTMENTS — 7.92%
Bank of New York Tri-Party Repurchase Agreement 0.37% dated 3/31/2016 due 4/1/2016, repurchase price $14,000,144 collateralized by 18 U.S. Government debt securities, having an average coupon of 2.96%, a minimum credit rating of BBB-, maturity dates from 3/25/2021 to 7/20/2042, and having an aggregate market value of $14,257,216 at 3/31/2016	14,000,000	14,000,000
Federal Home Loan Bank Discount Note, 0.27%, 4/8/2016	1,600,000	1,599,916
Federal Home Loan Bank Discount Note, 0.27%, 4/15/2016	2,500,000	2,499,738
United States Treasury Bill, 0.257%, 4/7/2016	2,500,000	2,499,893
United States Treasury Bill, 0.254%, 4/14/2016	2,500,000	2,499,774
United States Treasury Bill, 0.234%, 4/21/2016	2,500,000	2,499,674

TOTAL SHORT TERM INVESTMENTS (Cost $25,598,995)		25,598,995

TOTAL INVESTMENTS — 95.34% (Cost $303,104,137)		$308,078,502
OTHER ASSETS LESS LIABILITIES — 4.66%		15,050,119

NET ASSETS — 100.00%		$323,128,621

Footnote Legend

a	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
VA	Veterans Affairs

See notes to financial statements.

12    Semi-Annual Reports

FUND SUMMARY

Thornburg Limited Term Income Fund	March 31, 2016 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary objective is to obtain as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/ intermediate debt obligations which are investment grade or judged by the advisor to be of equivalent quality, with a dollar-weighted average maturity of normally less than five years.

Long-Term Stability of Principal

Net Asset Value History of A Shares

Key Portfolio Attributes

Number of Bonds	581

Effective Duration	2.9 Yrs

Average Maturity	3.8 Yrs

Security Credit Ratings

Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other rating agencies.

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Reports    13

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 1.47%
United States Treasury Notes, 5.125% due 5/15/2016	NR/Aaa	$1,000,000	$1,005,713
United States Treasury Notes, 4.875% due 8/15/2016	NR/Aaa	2,000,000	2,033,379
United States Treasury Notes, 3.00% due 2/28/2017	NR/Aaa	2,000,000	2,042,666
United States Treasury Notes, 0.875% due 6/15/2017	NR/Aaa	14,900,000	14,936,813
United States Treasury Notes, 1.625% due 3/31/2019	NR/Aaa	15,000,000	15,323,585
United States Treasury Notes, 1.50% due 5/31/2019	NR/Aaa	10,000,000	10,178,223
United States Treasury Notes Inflationary Index, 0.125% due 4/15/2020	NR/Aaa	16,750,570	17,107,048

TOTAL U.S. TREASURY SECURITIES (Cost $61,467,715)			62,627,427

U.S. GOVERNMENT AGENCIES — 6.65%
[a] AgriBank FCB, 9.125% due 7/15/2019	A-/A2	14,185,000	17,183,638
Alex Alpha, LLC, (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	NR/NR	3,695,652	3,666,578
Altitude Investments 12, LLC, (Guaranty: Export-Import Bank of the United States), 2.454% due 12/9/2025	NR/NR	5,845,888	5,997,922
[a] CoBank ACB Floating Rate Note, (Farm Credit Banks), 1.234% due 6/15/2022	A-/NR	27,800,000	25,999,005
[b] Durrah MSN 35603, (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	NR/NR	11,498,745	11,414,815
DY8 Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 2.627% due 4/29/2026	NR/NR	4,377,604	4,528,360
Export Leasing (2009), LLC, (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	NR/NR	4,969,223	5,003,963
[b] Gate Capital Cayman One Ltd., (Guaranty: Export-Import Bank of the United States), 1.839% due 3/27/2021	NR/NR	8,191,113	8,244,880
Helios Leasing I, LLC, (Guaranty: Export-Import Bank of the United States), 1.562% due 9/28/2024	NR/NR	4,370,706	4,318,401
[b] Micron Semiconductor Ltd., (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	NR/NR	2,580,000	2,572,500
Mortgage-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	AA+/NR	777,826	789,450
[b] MSN 41079 and 41084 Ltd., (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	NR/NR	8,770,104	8,733,138
[b] Petroleos Mexicanos Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 0.972% due 4/15/2025	NR/NR	9,583,000	9,439,715
[b] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70% due 12/20/2022	NR/NR	7,280,000	7,280,946
[b] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 2.46% due 12/15/2025	NR/NR	7,500,000	7,692,323
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 5.45% due 9/15/2017	NR/Aaa	3,000,000	3,200,229
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 3.55% due 1/15/2024	NR/Aaa	10,000,000	10,971,750
[b] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.06% due 1/15/2026	NR/NR	1,500,000	1,511,540
[b] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.512% due 1/15/2026	NR/NR	6,500,000	6,688,266
Sandalwood 2013, LLC, (Guaranty: Export-Import Bank of the United States), 2.821% due 2/12/2026	NR/NR	5,966,488	6,227,564
Santa Rosa Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	NR/NR	4,355,774	4,334,300
Santa Rosa Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.472% due 11/3/2024	NR/NR	11,967,542	11,781,219
Small Business Administration Participation Certificates, Series 2001-20J Class 1, 5.76% due 10/1/2021	NR/NR	292,442	313,429
Small Business Administration Participation Certificates, Series 2008-20D Class 1, 5.37% due 4/1/2028	NR/NR	1,486,715	1,669,894
Small Business Administration Participation Certificates, Series 2009-20E Class 1, 4.43% due 5/1/2029	NR/NR	1,244,672	1,356,703
Small Business Administration Participation Certificates, Series 2009-20K Class 1, 4.09% due 11/1/2029	NR/NR	7,276,156	7,867,038
Small Business Administration Participation Certificates, Series 2011-20E Class 1, 3.79% due 5/1/2031	NR/NR	9,814,388	10,630,191
Small Business Administration Participation Certificates, Series 2011-20F Class 1, 3.67% due 6/1/2031	NR/NR	1,561,452	1,690,656
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74% due 7/1/2031	NR/NR	10,072,541	10,901,517
Small Business Administration Participation Certificates, Series 2011-20I Class 1, 2.85% due 9/1/2031	NR/NR	13,675,794	14,225,299
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87% due 11/1/2031	NR/NR	11,055,596	11,513,988
Small Business Administration Participation Certificates, Series 2012-20D Class 1, 2.67% due 4/1/2032	NR/NR	11,290,404	11,627,511
Small Business Administration Participation Certificates, Series 2012-20J Class 1, 2.18% due 10/1/2032	NR/NR	8,662,909	8,734,971
Small Business Administration Participation Certificates, Series 2012-20K Class 1, 2.09% due 11/1/2032	NR/NR	5,275,639	5,313,464
Southaven Combined Cycle Generation, LLC (Tennessee Valley Authority), 3.846% due 8/15/2033	AA-/Aaa	5,533,000	5,961,415
[a,c] U.S. Department of Transportation, 6.001% due 12/7/2021	NR/NR	3,000,000	3,525,000
Union 13 Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.682% due 12/19/2024	NR/NR	11,215,710	11,129,461
[b] Washington Aircraft 2 Co. Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.06% due 6/26/2024	NR/NR	8,369,666	8,259,563

TOTAL U.S. GOVERNMENT AGENCIES (Cost $278,424,304)			282,300,602

OTHER GOVERNMENT — 2.12%
[a,b] Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.004% due 9/18/2024	NR/NR	8,399,135	8,456,871
[a,b] Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.581% due 11/11/2024	NR/NR	11,823,382	12,196,268
[a,b] Government of Bermuda, 5.603% due 7/20/2020	A+/A1	3,000,000	3,292,500
[a,b] Government of Bermuda, 4.138% due 1/3/2023	A+/A1	4,000,000	4,041,580
[a,b] Khadrawy Ltd., (Guaranty: Export Credit Guarantee Department of the United Kingdom), 2.471% due 3/31/2025	NR/NR	5,499,258	5,519,605
[a,b] Korea National Oil Corp., 4.00% due 10/27/2016	AA-/Aa2	2,000,000	2,032,196
[a,b] Korea National Oil Corp., 2.75% due 1/23/2019	AA-/Aa2	5,000,000	5,118,165
[b] North American Development Bank, 4.375% due 2/11/2020	NR/Aa1	15,500,000	17,007,995
[a,b] Seven and Seven Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of Korea), 1.898% due 9/11/2019	NR/NR	15,610,000	15,547,919

14    Semi-Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a,b] State of Qatar, 3.125% due 1/20/2017	AA/Aa2	$4,000,000	$4,060,000
[b] United Mexican States, 4.125% due 1/21/2026	BBB+/A3	12,000,000	12,582,000

TOTAL OTHER GOVERNMENT (Cost $87,980,513)			89,855,099

MORTGAGE BACKED — 3.65%
Federal Home Loan Mtg Corp., CMO Interest Only Series K008 Class X1, 1.642% due 6/25/2020	NR/NR	36,719,914	1,881,220
Federal Home Loan Mtg Corp., CMO Interest Only Series K710 Class X1, 1.765% due 5/25/2019	NR/NR	47,219,001	2,173,033
Federal Home Loan Mtg Corp., CMO Series 2528 Class HN, 5.00% due 11/15/2017	NR/NR	73,648	75,447
Federal Home Loan Mtg Corp., CMO Series 2627 Class GY, 4.50% due 6/15/2018	NR/NR	514,485	528,487
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50% due 6/15/2018	NR/NR	127,630	131,124
Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	NR/NR	844,271	891,021
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	NR/NR	32,880	34,110
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50% due 7/15/2019	NR/NR	608,083	621,036
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	1,279,386	1,436,860
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50% due 3/15/2022	NR/NR	1,312,168	1,371,104
Federal Home Loan Mtg Corp., CMO Series 3504 Class PC, 4.00% due 1/15/2039	NR/NR	124,733	129,856
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00% due 10/15/2021	NR/NR	164,652	166,140
Federal Home Loan Mtg Corp., CMO Series 3919 Class VB, 4.00% due 8/15/2024	NR/NR	4,243,858	4,635,884
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00% due 4/15/2041	NR/NR	1,982,704	1,994,175
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50% due 8/15/2023	NR/NR	2,809,008	2,996,073
Federal Home Loan Mtg Corp., CMO Series 4079 Class WV, 3.50% due 3/15/2027	NR/NR	3,018,190	3,224,119
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75% due 5/15/2039	NR/NR	7,826,943	7,747,058
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50% due 10/15/2027	NR/NR	3,948,993	3,911,157
Federal Home Loan Mtg Corp., CMO Series K038 Class A1, 2.604% due 10/25/2023	NR/NR	12,658,117	13,170,668
Federal Home Loan Mtg Corp., CMO Series K039 Class A1, 2.683% due 12/25/2023	NR/NR	6,381,958	6,661,997
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413% due 8/25/2047	NR/Aaa	5,326,119	5,465,246
Federal Home Loan Mtg Corp., Pool D98887, 3.50% due 1/1/2032	NR/NR	5,033,029	5,334,617
Federal Home Loan Mtg Corp., Pool J17504, 3.00% due 12/1/2026	NR/NR	2,454,865	2,580,965
Federal Home Loan Mtg Corp., REMIC Series 3838 Class GV, 4.00% due 3/15/2024	NR/NR	8,261,727	8,973,272
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50% due 10/15/2023	NR/NR	2,161,075	2,306,878
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00% due 2/25/2018	NR/NR	215,925	221,947
Federal National Mtg Assoc., CMO Series 2003-74 Class KN, 4.50% due 8/25/2018	NR/NR	100,869	103,423
Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	NR/NR	323,380	343,325
Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	NR/NR	472,190	508,205
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 1.056% due 3/25/2039	NR/NR	791,117	703,898
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00% due 2/25/2024	NR/NR	105,462	106,729
Federal National Mtg Assoc., CMO Series 2009-5 Class A, 4.50% due 12/25/2023	NR/NR	588,835	605,063
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00% due 7/25/2024	NR/NR	441,811	455,751
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50% due 8/25/2019	NR/NR	311,180	319,636
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00% due 12/25/2022	NR/NR	1,924,722	1,977,513
Federal National Mtg Assoc., CMO Series 2011-15 Class VA, 4.00% due 4/25/2022	NR/NR	1,190,350	1,250,979
Federal National Mtg Assoc., CMO Series 2012-129 Class LA, 3.50% due 12/25/2042	NR/NR	10,412,184	10,930,278
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00% due 6/25/2023	NR/NR	2,516,784	2,682,025
Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	NR/NR	69,615	71,853
Federal National Mtg Assoc., Pool 897936, 5.50% due 8/1/2021	NR/NR	569,330	613,825
Federal National Mtg Assoc., Pool AB7997, 2.50% due 2/1/2023	NR/NR	6,151,432	6,341,501
Federal National Mtg Assoc., Pool AK6518, 3.00% due 3/1/2027	NR/NR	3,272,449	3,436,838
Federal National Mtg Assoc., Pool MA1278, 2.50% due 12/1/2022	NR/NR	8,085,477	8,335,305
Federal National Mtg Assoc., Pool MA1585, 2.00% due 9/1/2023	NR/NR	9,882,089	10,056,955
Federal National Mtg Assoc., Pool MA1691, 3.00% due 12/1/2023	NR/NR	8,793,328	9,211,698
Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	NR/NR	473,883	506,751
Government National Mtg Assoc., Pool 714631, 5.691% due 10/20/2059	NR/NR	1,606,708	1,664,952
Government National Mtg Assoc., Pool 721652, 5.044% due 5/20/2061	NR/NR	4,853,475	5,134,855
Government National Mtg Assoc., Pool 731491, 5.156% due 12/20/2060	NR/NR	2,817,220	3,037,117
Government National Mtg Assoc., Pool 751388, 5.307% due 1/20/2061	NR/NR	3,917,198	4,206,923
Government National Mtg Assoc., Pool 783299, 4.50% due 2/15/2022	NR/NR	1,645,745	1,702,602
Government National Mtg Assoc., Pool 827148, 1.75% due 2/20/2024	NR/NR	20,324	20,725
Government National Mtg Assoc., Pool MA0100, 2.50% due 5/20/2042	NR/NR	1,781,230	1,813,557

TOTAL MORTGAGE BACKED (Cost $153,010,382)			154,805,776

ASSET BACKED SECURITIES — 21.29%
ADVANCE RECEIVABLES — 0.33%
[a] SPS Servicer Advance Receivables Trust, Series 2015-T3 Class AT3, 2.92% due 7/15/2047	AAA/NR	13,875,000	13,883,075

			13,883,075

Semi-Annual Reports    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
AUTO RECEIVABLES — 3.36%
[a] Avis Budget Rental Car Funding AESOP, LLC, Series 2012-3A Class A, 2.10% due 3/20/2019	NR/Aaa	$10,200,000	$10,187,475
[a] Avis Budget Rental Car Funding AESOP, LLC, Series 2015-2A Class A, 2.63% due 12/20/2021	NR/Aaa	6,000,000	5,985,914
[a] Chesapeake Funding II, LLC, Series 16-1A Class A1, 2.11% due 3/15/2028	NR/Aaa	13,800,000	13,797,992
[a] Exeter Automobile Receivables Trust, Series 2014-1A Class A, 1.29% due 5/15/2018	AA/NR	290,445	290,367
[a] Exeter Automobile Receivables Trust, Series 2015-1A Class B, 2.84% due 3/16/2020	A/NR	14,250,000	14,119,929
Ford Credit Auto Owner Trust, Series 2013-C Class A4, 1.25% due 10/15/2018	AAA/NR	1,200,000	1,201,301
[a] Ford Credit Auto Owner Trust, Series 2014-2 Class A, 2.31% due 4/15/2026	NR/Aaa	18,000,000	18,238,102
[a] Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% due 7/15/2026	AAA/NR	9,900,000	9,953,935
[a] GM Financial Automobile Leasing Trust, Series 2014-2A Class A4, 1.62% due 2/20/2018	NR/Aaa	13,400,000	13,486,896
[a] Hertz Vehicle Financing, LLC, Series 2013-1A Class A2, 1.83% due 8/25/2019	NR/Aaa	10,275,000	10,102,137
[a] Hertz Vehicle Financing, LLC, Series 2015-2A Class A, 2.02% due 9/25/2019	NR/Aaa	15,000,000	14,988,698
[a] OSCAR US Funding Trust, Series 2014-1A Class A3, 1.72% due 4/15/2019	AA+/Aaa	9,900,000	9,838,511
[a] OSCAR US Funding Trust, Series 2015-1A Class A2A, 1.30% due 2/15/2018	AA+/Aaa	9,568,560	9,527,128
Santander Drive Auto Receivables Trust, Series 2013-2 Class B, 1.33% due 3/15/2018	AAA/Aaa	912,513	912,581
Santander Drive Auto Receivables Trust, Series 2013-4 Class B, 2.16% due 1/15/2020	AAA/Aaa	1,821,235	1,823,414
World Omni Auto Receivables Trust, Series 2014-B Class A4, 1.68% due 12/15/2020	AAA/NR	8,400,000	8,459,674

			142,914,054

COMMERCIAL MTG TRUST — 5.55%
[a] BAMLL-DB Trust, Series 2012-OSI Class A2FX, 3.352% due 4/13/2029	NR/Aaa	41,300,776	41,841,647
Banc of America Commercial Mtg Inc., Series 2006-6 Class A3, 5.369% due 10/10/2045	AAA/Aaa	153,893	153,907
[a] Barclays Commercial Mtg Securities, LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	AAA/NR	5,900,000	6,002,560
[a] Bayview Commercial Asset Trust, Series 2004-3 Class A2 Floating Rate Note, 0.853% due 1/25/2035	NR/Aa2	3,202,164	2,852,330
[a] BHMS Mtg Trust, Series 2014-ATLS Class AFL Floating Rate Note, 1.941% due 7/5/2033	NR/NR	10,000,000	9,799,907
[a] CFCRE Commercial Mtg Trust, Series 2011-C1 Class A4, 4.961% due 4/15/2044	NR/Aaa	11,877,000	13,187,429
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.928% due 3/25/2034	CCC/Caa2	235,676	192,578
COMM Mtg Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	NR/Aaa	24,615,000	24,771,889
Credit Suisse Commercial Mtg Capital Certificates, Series 2007-C2 Class A2, 5.448% due 1/15/2049	AAA/Aaa	8,184	8,188
[a] DBUBS Mtg Trust CMO, Series 2011-LC1A Class A1, 3.742% due 11/10/2046	NR/Aaa	317,194	318,055
[a] DBUBS Mtg Trust CMO, Series 2011-LC2A Class A1FL, 1.788% due 7/12/2044	NR/Aaa	5,075,693	5,112,112
[d] Deutsche Bank Commercial Mtg Trust, Series 2016-C1 Class A1, 1.676% due 5/10/2049	NR/NR	6,208,000	6,207,904
[a] Extended Stay America Trust, Series 2013-ESH7 Class B7, 3.604% due 12/5/2031	AA/NR	11,380,000	11,410,523
[a] FREMF Mtg Trust, Series 2012-KF01 Class B Floating Rate Note, 3.041% due 10/25/2044	NR/Aaa	4,000,000	4,013,796
[a] FREMF Mtg Trust, Series 2013-KF02 Class B Floating Rate Note, 3.433% due 12/25/2045	NR/Baa3	1,445,224	1,468,420
[a] GAHR Commercial Mtg Trust, Series 2015-NRF Class BFX, 3.382% due 12/15/2019	AA-/NR	24,880,000	25,191,749
[a] Hilton USA Trust, Series 2013-HLT Class BFX, 3.367% due 11/5/2030	AA-/Aaa	18,500,000	18,533,735
[a] JPMorgan Chase Commercial Mtg, Series 2014-BXH Class A Floating Rate Note, 1.336% due 4/15/2027	AAA/NR	19,900,000	19,378,833
[a] Madison Avenue Trust, Series 2013-650M Class A, 3.843% due 10/12/2032	NR/Aaa	6,000,000	6,423,434
[a] Madison Avenue Trust, Series 2015-11MD Class A, 3.555% due 9/10/2035	AAA/NR	12,000,000	12,777,898
[a] Morgan Stanley Re-REMIC Trust, Series 2009-GG10 Class A4A, 5.794% due 8/12/2045	NR/Aaa	5,954,965	6,055,254
[a] Wells Fargo Commercial Mtg Trust, Series 2013-120B Class A, 2.71% due 3/18/2028	AAA/NR	15,000,000	15,224,871
WFRBS Commercial Mtg Trust, Series 2014-C22 Class A1, 1.479% due 9/15/2057	NR/Aaa	4,730,229	4,728,733

			235,655,752

CREDIT CARD — 1.32%
Cabela’s Master Credit Card Trust, Series 2015-1A Class A2 Floating Rate Note, 0.976% due 3/15/2023	AAA/NR	15,665,000	15,415,062
Synchrony Credit Card Master Note Trust, Series 2014-1 Class A, 1.61% due 11/15/2020	AAA/Aaa	14,613,000	14,653,538
Synchrony Credit Card Master Note Trust, Series 2015-2 Class A, 1.60% due 4/15/2021	AAA/NR	7,400,000	7,404,749
Synchrony Credit Card Master Note Trust, Series 2016-1 Class A, 2.04% due 3/15/2022	NR/Aaa	8,400,000	8,466,564
[a,b] Turquoise Card Backed Securities plc, Series 2012-1A Class A Floating Rate Note, 1.236% due 6/17/2019	NR/Aaa	10,000,000	9,993,980

			55,933,893

OTHER ASSET BACKED — 8.37%
[a] 321 Henderson Receivables, LLC, Series 2014-1A Class A, 3.96% due 3/15/2063	NR/Aaa	17,957,774	18,118,228
[a] Alterna Funding I, LLC, Series 2014-1A, 1.639% due 2/15/2021	NR/NR	3,554,733	3,521,407
Appalachian Consumer Rate Relief Funding, LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	AAA/Aaa	11,929,345	12,065,097
[a] Ascentium Equipment Receivables, LLC, Series 2015-1A Class B, 2.26% due 6/10/2021	NR/Aaa	5,920,000	5,883,173
[a] CLI Funding V, LLC, Series 2014-2A Class A, 3.38% due 10/18/2029	A/NR	8,579,132	8,031,364
[a,b] Cronos Containers Program Ltd., Series 2013-1A Class A, 3.08% due 4/18/2028	A+/NR	7,083,333	6,699,740
[a] Dell Equipment Finance Trust, Series 2015-2 Class A3, 1.72% due 9/22/2020	AAA/Aaa	9,875,000	9,860,454
[a] Dominos Pizza Master Issuer, LLC, Series 2012-1A Class A2, 5.216% due 1/25/2042	BBB+/Baa1	12,922,520	13,378,090
Entergy New Orleans Storm Recovery Funding I, LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	AAA/Aa1	15,000,000	15,634,469
[a] Fairway Outdoor Funding, LLC, Series 2012-1A Class A2, 4.212% due 10/15/2042	NR/NR	6,325,301	6,435,216
GE Dealer Floorplan Master Note Trust, Series 2012-2 Class A Floating Rate Note, 1.182% due 4/22/2019	NR/Aaa	14,900,000	14,879,588
[a] GTP Acquisition Partners I, LLC, Series 2015-1 Class A, 2.35% due 6/15/2045	NR/Aaa	9,900,000	9,741,798
[a] GTP Cellular Sites, LLC, 3.721% due 3/15/2042	NR/NR	14,588,262	14,608,539

16    Semi-Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Harley-Davidson Motorcycle Trust, Series 2015-2 Class A4, 1.66% due 12/15/2022	AAA/Aaa	$22,544,000	$22,587,904
[a,c] HERO Funding Trust, Series 2015-1A Class A, 3.84% due 9/21/2040	NR/NR	17,944,637	18,016,416
[a] Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1 Class A Floating Rate Note, 1.183% due 10/25/2019	NR/Aaa	17,730,000	17,655,873
[a] Navistar Financial Dealer Note Master Owner Trust II, Series 2015-1 Class A Floating Rate Note, 1.836% due 6/25/2020	NR/Aaa	15,259,000	15,240,285
[a] Navitas Equipment Receivables, LLC, Series 2015-1 Class A2, 2.12% due 11/15/2018	NR/A3	10,229,840	10,261,233
Northwest Airlines, Inc., 7.027% due 5/1/2021	A/A2	4,036,082	4,520,412
[a,c] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.415% due 12/1/2037	A/Baa1	2,719,500	2,529,135
[a] OneMain Financial Issuance Trust, Series 16-2A Class A, 4.10% due 3/20/2028	A+/NR	22,900,000	22,996,750
[a] PFS Financing Corp., Series 2014-BA Class A Floating Rate Note, 1.036% due 10/15/2019	AAA/Aaa	6,000,000	5,945,140
[a] PFS Financing Corp., Series 2015-AA Class A Floating Rate Note, 1.056% due 4/15/2020	AAA/Aaa	7,400,000	7,307,853
[a] PFS Tax Lien Trust, Series 2014-1, 1.44% due 5/15/2029	AAA/NR	2,159,665	2,152,946
[a] SBA Tower Trust, Series 2010-2 Class C, 5.101% due 4/15/2042	NR/A2	7,671,000	7,745,481
[a] SBA Tower Trust, Series 2012-1 Class C, 2.933% due 12/15/2042	NR/A2	11,198,000	11,148,181
[a] SBA Tower Trust, Series 2014-1A Class C, 2.898% due 10/15/2044	NR/A2	17,900,000	17,984,699
[a] SBA Tower Trust, Series 2015-1 Class C, 3.156% due 10/15/2045	NR/A2	5,000,000	5,001,900
[a] Sierra Receivables Funding Co., LLC, Series 2012-1A Class A, 2.84% due 11/20/2028	A+/NR	1,405,166	1,413,708
[a] Sierra Receivables Funding Co., LLC, Series 2012-2A Class A, 2.05% due 6/20/2031	A/NR	2,613,406	2,609,031
[a] Sierra Receivables Funding Co., LLC, Series 2014-1A Class A, 2.07% due 3/20/2030	A/NR	5,695,455	5,664,792
[a] Sierra Receivables Funding Co., LLC, Series 2015-1A Class A, 2.40% due 3/22/2032	A/NR	6,090,725	6,111,557
[a] Sierra Receivables Funding Co., LLC, Series 2015-3A Class A, 2.58% due 9/20/2032	A/NR	12,606,084	12,539,006
[a] Sonic Capital, LLC, Series 2011-1A Class A2, 5.438% due 5/20/2041	BBB/Baa2	4,268,800	4,404,014
[a] Springleaf Funding Trust, Series 2015-AA Class A, 3.16% due 11/15/2024	A+/NR	13,000,000	12,801,095

			355,494,574

RESIDENTIAL MTG TRUST — 1.01%
[a] B2R Mtg Trust, Series 2015-2 Class A, 3.336% due 11/15/2048	NR/NR	9,810,987	9,988,464
[a] Citigroup Mtg Loan Trust, Inc., Series 2014-A Class A, 4.00% due 1/25/2035	AA/NR	4,655,547	4,801,131
Countrywide Home Loan, Series 2004-HYB2 Class 1A, 2.921% due 7/20/2034	A/B1	347,004	337,430
[a] FDIC Trust, Series 2013-R1 Class A, 1.15% due 3/25/2033	NR/NR	3,676,336	3,613,325
Merrill Lynch Mtg Investors Trust, Series 2003-E Class B3, 2.683% due 10/25/2028	CCC/Ca	964,241	255,403
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.56% due 8/25/2034	CCC/NR	694,412	642,194
[a,c] Nationstar HECM Loan Trust, Series 16-1A Class A, 2.981% due 2/25/2026	NR/Aaa	8,511,836	8,511,829
Option One Mtg Loan Trust, Series 2005-5 Class A3 Floating Rate Note, 0.643% due 12/25/2035	AA+/A2	607,323	602,756
Popular ABS Mtg Pass-Through Trust, Series 2005-4 Class AF5, 5.537% due 9/25/2035	BB+/A1	1,893,693	1,941,998
Residential Asset Mtg Products, Inc., Series 2003-SL1 Class A31, 7.125% due 4/25/2031	AA+/NR	1,421,224	1,514,754
[a] Shellpoint Asset Funding Trust, Series 2013-1 Class A1, 3.75% due 7/25/2043	AAA/NR	7,965,805	8,344,777
Structured Asset Securities Corp., Series 2003-9A Class 2A2, 2.63% due 3/25/2033	AA+/Ba1	1,695,423	1,618,800
Structured Asset Securities Corp., Series 2004-3 Class 3A1, 5.50% due 3/25/2019	A+/Ba2	309,195	310,023
Washington Mutual Mtg, Series 2003-S13 Class 21A1, 4.50% due 12/25/2018	A+/NR	252,545	253,153
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.77% due 2/25/2035	D/C	412,471	51,674

			42,787,711

STUDENT LOAN — 1.35%
Navient Student Loan Trust, Series 2014-1 Class A3 Floating Rate Note, 0.943% due 6/25/2031	NR/Aaa	10,750,000	10,225,179
[a] Navient Student Loan Trust, Series 2015-AA Class A2B Floating Rate Note, 1.636% due 12/15/2028	NR/Aaa	7,000,000	6,756,537
[a] Nelnet Student Loan Trust, Series 2013-1A Class A Floating Rate Note, 1.033% due 6/25/2041	NR/Aaa	9,728,075	9,399,376
[a] Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1 Floating Rate Note, 0.983% due 5/25/2027	AA+/NR	3,509,773	3,457,135
SLM Student Loan Trust, Series 2003-C Class A2 Floating Rate Note, 1.024% due 9/15/2020	A-/Aaa	1,094,101	1,071,041
[a] SLM Student Loan Trust, Series 2011-A Class A3 Floating Rate Note, 2.936% due 1/15/2043	AAA/Aaa	13,650,000	13,773,747
[a] SLM Student Loan Trust, Series 2011-B Class A2, 3.74% due 2/15/2029	AAA/Aaa	5,000,000	5,095,860
[a] Social Professional Loan Program, LLC, Series 2014-A Class A1 Floating Rate Note, 2.033% due 6/25/2025	A/NR	2,613,316	2,613,314
[a] Social Professional Loan Program, LLC, Series 2014-A Class A2, 3.02% due 10/25/2027	A/NR	4,926,097	4,968,521

			57,360,710

TOTAL ASSET BACKED SECURITIES (Cost $906,223,541)			904,029,769

CORPORATE BONDS — 50.81%
AUTOMOBILES & COMPONENTS — 1.61%
Automobiles — 1.61%
[a] American Honda Finance Corp., 2.60% due 9/20/2016	A+/A1	5,000,000	5,044,945
[a] Daimler Finance North America, LLC, 2.45% due 5/18/2020	A-/A3	9,850,000	9,954,075
[a] Daimler Finance North America, LLC, 1.60% due 8/3/2017	A-/A3	3,000,000	3,002,196
[a] Daimler Finance North America, LLC, 3.875% due 9/15/2021	A-/A3	5,000,000	5,353,035
[a] Hyundai Capital America, 2.00% due 3/19/2018	A-/Baa1	4,950,000	4,984,972
[a] Hyundai Capital America, 2.40% due 10/30/2018	A-/Baa1	9,950,000	10,016,386
[a,b] Hyundai Capital Services, Inc. Floating Rate Note, 1.439% due 3/18/2017	A-/Baa1	5,000,000	4,999,800

Semi-Annual Reports    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	A-/A3	$14,900,000	$14,956,143
[a] Volkswagen Group of America, Inc., 1.65% due 5/22/2018	BBB+/A3	10,000,000	9,859,860

			68,171,412

BANKS — 4.05%
Banks — 4.05%
[b] Abbey National Treasury Services plc Floating Rate Note, 2.112% due 3/14/2019	A/A1	9,900,000	9,949,876
[a,b] Banco BTG Pactual SA/Cayman Islands N.A., 4.00% due 1/16/2020	NR/Ba3	7,000,000	5,709,900
[a,b] Banco Latinoamericano de Comercio Exterior, S.A., 3.75% due 4/4/2017	BBB/NR	4,000,000	4,066,000
Bank of America Corp. Floating Rate Note, 1.495% due 4/1/2019	BBB+/Baa1	8,000,000	7,923,200
Bank of America Corp. Floating Rate Note, 1.662% due 1/15/2019	BBB+/Baa1	4,225,000	4,204,175
Bank of America Corp. Floating Rate Note, 1.086% due 6/5/2017	A/A1	7,000,000	6,990,571
[a,b] Bank of China Hong Kong, 3.75% due 11/8/2016	A+/Aa3	4,000,000	4,059,572
Citigroup, Inc., 4.60% due 3/9/2026	BBB/Baa3	15,000,000	15,380,010
Citigroup, Inc., 2.50% due 7/29/2019	BBB+/Baa1	2,925,000	2,964,312
[a,b] DNB Bank ASA, 3.20% due 4/3/2017	A+/Aa2	10,000,000	10,176,710
Fifth Third Bank, 2.30% due 3/15/2019	A-/A3	3,800,000	3,834,299
First Tennessee Bank, 2.95% due 12/1/2019	BBB-/Baa3	7,000,000	7,016,471
JPMorgan Chase & Co. Floating Rate Note, 2.115% due 3/1/2021	A-/A3	7,000,000	7,106,022
Manufacturers and Traders Trust Co., 2.30% due 1/30/2019	A/A2	10,000,000	10,137,380
[b] Mitsubishi UFJ Financial Group, Inc. Floating Rate Note, 2.515% due 3/1/2021	A/A1	9,500,000	9,689,914
[a,b] Mizuho Bank Ltd., 2.45% due 4/16/2019	A/A1	7,000,000	7,069,454
[a,b] Mizuho Bank Ltd. Floating Rate Note, 1.814% due 10/20/2018	A/A1	5,000,000	5,014,525
National City Bank Floating Rate Note, 1.006% due 6/7/2017	A-/A3	5,000,000	4,964,485
[b] Royal Bank of Scotland Group plc, 9.50% due 3/16/2022	BB+/NR	12,000,000	12,691,200
[a,b] Sberbank of Russia, 5.50% due 2/26/2024	NR/NR	1,030,000	935,879
[a] Sovereign Bank, 12.18% due 6/30/2020	BBB+/A3	2,945,211	3,749,666
[a,b] Standard Chartered PLC, 3.20% due 5/12/2016	BBB+/A1	4,900,000	4,911,932
[b] Sumitomo Mitsui Banking Corp. Floating Rate Note, 1.359% due 7/23/2018	A/A1	14,700,000	14,631,851
Wells Fargo & Co. Floating Rate Note, 1.646% due 12/7/2020	A/A2	4,400,000	4,390,201
Wells Fargo Bank, N.A., 0.828% due 5/16/2016	A/Aa3	4,629,000	4,627,209

			172,194,814

CAPITAL GOODS — 1.94%
Aerospace & Defense — 0.30%
Exelis, Inc., 5.55% due 10/1/2021	BBB-/Baa3	11,338,000	12,639,024
Construction & Engineering — 0.21%
URS Corp., 3.85% due 4/1/2017	BB-/NR	8,895,000	8,860,941
Electrical Equipment — 0.16%
Hubbell, Inc., 3.35% due 3/1/2026	A/A3	7,000,000	7,031,010
Industrial Conglomerates — 0.75%
[a,b] Hutchison Whampoa Ltd., 3.50% due 1/13/2017	A-/A3	5,000,000	5,076,125
Roper Technologies, Inc., 3.00% due 12/15/2020	BBB/Baa2	4,770,000	4,873,633
Roper Technologies, Inc., 3.125% due 11/15/2022	BBB/Baa2	6,000,000	5,970,006
[a,b] Siemens Financieringsmaatschappij N.V., 2.90% due 5/27/2022	A+/A1	12,000,000	12,489,996
[a,b] Smiths Group plc, 7.20% due 5/15/2019	BBB+/Baa2	3,000,000	3,393,828
Machinery — 0.29%
Aeroquip Vickers, Inc., 6.875% due 4/9/2018	A-/NR	1,500,000	1,608,356
Ingersoll Rand Co., 6.391% due 11/15/2027	BBB/Baa2	3,000,000	3,518,592
Stanley Black & Decker, Inc., 2.451% due 11/17/2018	A-/Baa2	6,900,000	7,006,501
Trading Companies & Distributors — 0.23%
[a] Aviation Capital Group Corp., 6.75% due 4/6/2021	BBB-/NR	4,860,000	5,467,500
[a] Aviation Capital Group Corp., 7.125% due 10/15/2020	BBB-/NR	3,912,000	4,420,560

			82,356,072

COMMERCIAL & PROFESSIONAL SERVICES — 0.33%
Professional Services — 0.33%
Dun & Bradstreet, Inc., 4.00% due 6/15/2020	BBB-/NR	7,175,000	7,125,744
Verisk Analytics, Inc., 4.00% due 6/15/2025	BBB-/Baa3	6,930,000	6,981,247

			14,106,991

18    Semi-Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
CONSUMER DURABLES & APPAREL — 0.24%
Household Durables — 0.24%
Tupperware Brands Corp., 4.75% due 6/1/2021	BBB-/Baa3	$10,000,000	$10,380,160

			10,380,160

CONSUMER SERVICES — 0.49%
Diversified Consumer Services — 0.37%
George Washington University, 4.411% due 9/15/2017	A+/A1	1,650,000	1,716,644
Rensselaer Polytechnic I, 5.60% due 9/1/2020	A-/A3	10,925,000	12,417,901
University of Chicago, 3.065% due 10/1/2024	AA-/Aa2	1,470,000	1,510,397
Hotels, Restaurants & Leisure — 0.12%
Marriott International, Inc., 3.125% due 10/15/2021	BBB/Baa2	5,000,000	5,091,320

			20,736,262

DIVERSIFIED FINANCIALS — 7.69%
Capital Markets — 4.70%
Ares Capital Corp., 4.875% due 11/30/2018	BBB/NR	18,000,000	18,492,444
[a] Ares Finance Co., LLC, 4.00% due 10/8/2024	BBB+/NR	5,000,000	4,812,395
[a,b] BTG Investments LP, 4.50% due 4/17/2018	NR/NR	18,500,000	14,892,500
[b] Credit Suisse Group AG - New York, 1.70% due 4/27/2018	A/A2	9,325,000	9,284,529
[b] Credit Suisse Group Funding (Guernsey) Ltd., 3.80% due 9/15/2022	BBB+/Baa3	7,000,000	6,966,925
[a,b] Credit Suisse Group Funding (Guernsey) Ltd., 3.125% due 12/10/2020	BBB+/Baa3	10,000,000	9,944,830
[b] Deutsche Bank AG, 2.95% due 8/20/2020	BBB+/Baa1	8,600,000	8,633,162
FS Investment Corp., 4.00% due 7/15/2019	BBB/NR	12,000,000	12,027,936
Goldman Sachs Group, Inc. Floating Rate Note, 1.639% due 10/23/2019	BBB+/A3	14,722,000	14,621,066
Goldman Sachs Group, Inc. Floating Rate Note, 1.834% due 9/15/2020	BBB+/A3	17,900,000	17,776,311
[a,b] IPIC GMTN Ltd., 5.00% due 11/15/2020	AA/Aa2	1,000,000	1,106,250
[a,b] IPIC GMTN Ltd., 3.75% due 3/1/2017	AA/Aa2	3,000,000	3,058,092
[a,b] IPIC GMTN Ltd., 5.50% due 3/1/2022	AA/Aa2	3,500,000	3,984,204
Legg Mason, Inc., 4.75% due 3/15/2026	BBB/Baa1	5,000,000	5,069,670
Legg Mason, Inc., 2.70% due 7/15/2019	BBB/Baa1	1,660,000	1,676,469
[a,b] Macquarie Bank Ltd., 1.60% due 10/27/2017	A/A2	5,000,000	4,981,425
Merrill Lynch & Co., 1.163% due 5/2/2017	BBB/Baa3	5,000,000	4,961,570
Morgan Stanley, 2.80% due 6/16/2020	BBB+/A3	1,350,000	1,374,586
Morgan Stanley Floating Rate Note, 1.761% due 1/27/2020	BBB+/A3	925,000	918,970
State Street Corp. Floating Rate Note, 1.518% due 8/18/2020	A/A2	9,475,000	9,432,400
[a,b] SumitG Guaranteed Secured Obligation Issuer D.A.C, 2.251% due 11/2/2020	AA+/Aa2	15,000,000	14,984,865
TD Ameritrade Holding Corp., 2.95% due 4/1/2022	A/A3	2,550,000	2,602,711
The Bank of New York Mellon Corp. Floating Rate Note, 1.488% due 8/17/2020	A/A1	4,525,000	4,504,547
[a,b] UBS AG Jersey Floating Rate Note, 2.068% due 9/24/2020	BBB+/Baa2	10,800,000	10,746,929
[b] UBS AG Stamford, 2.375% due 8/14/2019	A/A1	9,500,000	9,643,488
[b] UBS AG Stamford, 1.80% due 3/26/2018	A/A1	3,000,000	3,010,140
Consumer Finance — 0.63%
American Express Credit Co., 2.80% due 9/19/2016	A-/A2	8,000,000	8,068,072
Capital One Bank (USA), N.A., 2.30% due 6/5/2019	BBB+/Baa1	3,000,000	2,989,716
Synchrony Financial, 3.00% due 8/15/2019	BBB-/NR	1,950,000	1,980,915
Western Union Co., 3.65% due 8/22/2018	BBB/Baa2	2,000,000	2,052,440
Western Union Co., 3.35% due 5/22/2019	BBB/Baa2	11,350,000	11,537,060
Diversified Financial Services — 2.36%
[a] Athene Global Funding, 2.875% due 10/23/2018	A-/NR	13,925,000	13,706,879
General Electric Capital Corp. Floating Rate Note, 0.773% due 12/28/2018	AA+/A1	4,850,000	4,766,798
General Electric Capital Corp. Floating Rate Note, 1.634% due 3/15/2023	AA+/A1	7,725,000	7,657,978
Intercontinental Exchange, Inc., 2.75% due 12/1/2020	A/A2	4,900,000	5,003,068
Intercontinental Exchange, Inc., 3.75% due 12/1/2025	A/A2	4,250,000	4,338,533
JPMorgan Chase Bank, N.A. Floating Rate Note, 0.962% due 6/13/2016	A-/A1	16,875,000	16,876,401
McGraw Hill Financial, Inc., 4.00% due 6/15/2025	NR/Baa1	8,000,000	8,335,408
McGraw Hill Financial, Inc., 2.50% due 8/15/2018	NR/Baa1	2,950,000	2,989,294
McGraw Hill Financial, Inc., 3.30% due 8/14/2020	NR/Baa1	2,450,000	2,534,552
Moody’s Corp., 4.875% due 2/15/2024	BBB+/NR	17,000,000	18,686,077
Moody’s Corp., 2.75% due 7/15/2019	BBB+/NR	4,875,000	5,000,814
National Rural Utilities Cooperative Finance Corp., 10.375% due 11/1/2018	A/A1	2,000,000	2,439,014
[a] USAA Capital Corp., 2.25% due 12/13/2016	AA+/Aa1	8,000,000	8,085,456

			326,556,889

Semi-Annual Reports    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ENERGY — 5.71%
Energy Equipment & Services — 0.30%
[b] Ensco plc, 4.70% due 3/15/2021	BBB/B1	$5,000,000	$3,489,350
Oceaneering International, Inc., 4.65% due 11/15/2024	BBB/Baa3	10,000,000	8,611,990
[a,b,e] Schahin II Finance Co. (SPV) Ltd., 5.875% due 9/25/2023	NR/NR	4,082,733	594,038
Oil, Gas & Consumable Fuels — 5.41%
[a,b] BG Energy Capital plc, 2.875% due 10/15/2016	A+/A2	5,000,000	5,021,835
Buckeye Partners LP, 4.15% due 7/1/2023	BBB-/Baa3	7,000,000	6,310,661
[a] Chevron Phillips Chemical Co., LLC, Floating Rate Note, 1.366% due 5/1/2020	A-/A2	24,900,000	24,109,923
[a,b] CNPC General Capital Ltd., 2.75% due 4/19/2017	A+/A1	5,000,000	5,057,760
[a,b] CNPC General Capital Ltd., 1.45% due 4/16/2016	A+/A1	3,000,000	3,000,000
[a,b] CNPC General Capital Ltd., 2.75% due 5/14/2019	A+/A1	5,000,000	5,070,270
[a,b] CNPC General Capital Ltd. Floating Rate Note, 1.518% due 5/14/2017	A+/A1	5,000,000	5,001,050
Energen Corp., 4.625% due 9/1/2021	BB/B3	10,000,000	8,750,000
Exxon Mobil Corp., 2.222% due 3/1/2021	AAA/Aaa	4,925,000	5,012,182
Exxon Mobil Corp. Floating Rate Note, 1.412% due 3/1/2019	AAA/Aaa	6,625,000	6,649,976
Exxon Mobil Corp. Floating Rate Note, 1.232% due 2/28/2018	AAA/Aaa	6,950,000	6,971,038
[a] Florida Gas Transmission Co., LLC, 3.875% due 7/15/2022	BBB/Baa2	9,000,000	8,713,413
[a] Florida Gas Transmission Co., LLC, 4.35% due 7/15/2025	BBB/Baa2	4,200,000	3,988,215
[a,b] Gazprom, 4.95% due 5/23/2016	BB+/Ba1	4,000,000	4,013,560
Gulf South Pipeline Co., LP, 4.00% due 6/15/2022	BBB-/Baa2	13,690,000	12,481,187
[a] Gulfstream Natural Gas System, LLC, 4.60% due 9/15/2025	BBB/Baa2	9,000,000	8,808,507
[a,b] Harvest Operations Corp., 2.125% due 5/14/2018	AA-/Aa2	7,000,000	7,049,098
HollyFrontier Corp., 5.875% due 4/1/2026	BBB-/Baa3	25,000,000	24,887,725
Marathon Petroleum Corp., 2.70% due 12/14/2018	BBB/Baa2	7,900,000	7,890,725
[a] Northern Natural Gas Co., 5.75% due 7/15/2018	A/A2	50,000	54,554
NuStar Logistics LP, 4.75% due 2/1/2022	BB+/Ba1	5,000,000	4,200,000
[a,b] Odebrecht Offshore Drilling Finance Ltd., 6.75% due 10/1/2023	CCC+/Caa3	10,003,175	2,200,699
[b] Petrobras Global Finance B.V. Floating Rate Note, 3.002% due 3/17/2017	B+/B3	5,750,000	5,549,325
[b] Petroleos Mexicanos Floating Rate Note, 2.64% due 7/18/2018	BBB+/Baa3	10,000,000	9,750,000
[b] Sasol Financing International plc, 4.50% due 11/14/2022	BBB/Baa2	4,000,000	3,870,000
[a] Semco Energy, Inc., 5.15% due 4/21/2020	A-/A2	3,000,000	3,357,189
[a,b] Sinopec Group Overseas Development Ltd., 2.75% due 5/17/2017	A+/Aa3	6,000,000	6,074,706
[a] Texas Gas Transmission, LLC, 4.50% due 2/1/2021	BBB-/Baa2	9,480,000	8,966,449
[a] Transcontinental Gas Pipe Line Co., LLC, 7.85% due 2/1/2026	BBB-/Baa2	11,000,000	12,580,898
Williams Partners LP, 4.50% due 11/15/2023	BBB-/Baa3	15,000,000	12,743,235
Williams Partners LP, 3.60% due 3/15/2022	BBB-/Baa3	1,800,000	1,482,151

			242,311,709

FOOD & STAPLES RETAILING — 0.45%
Food & Staples Retailing — 0.45%
[a] Whole Foods Market, Inc., 5.20% due 12/3/2025	BBB-/Baa3	18,175,000	19,045,728

			19,045,728

FOOD, BEVERAGE & TOBACCO — 2.28%
Beverages — 1.14%
Anheuser-Busch InBev Finance Inc., 3.30% due 2/1/2023	A-/(p)a3	9,650,000	10,032,362
Anheuser-Busch InBev Finance Inc. Floating Rate Note, 1.879% due 2/1/2021	A-/(p)a3	7,550,000	7,683,537
Coca Cola Enterprises, Inc., 5.71% due 3/18/2037	AA-/NR	3,380,000	3,876,748
[a,b] Coca Cola Icecek Uretim A.S., 4.75% due 10/1/2018	NR/Baa3	5,000,000	5,198,335
[a,b] JB y Compania, SA de C.V., 3.75% due 5/13/2025	BBB/NR	11,750,000	11,806,188
PepsiCo, Inc., 3.10% due 7/17/2022	A/A1	9,250,000	9,871,138
Food Products — 0.61%
General Mills, Inc., 1.40% due 10/20/2017	BBB+/A3	4,600,000	4,626,671
General Mills, Inc., 2.20% due 10/21/2019	BBB+/A3	3,950,000	4,016,376
Ingredion, Inc., 1.80% due 9/25/2017	BBB/Baa2	12,150,000	12,092,713
Mead Johnson Nutrition Co., 4.125% due 11/15/2025	BBB-/Baa1	3,000,000	3,185,343
Mead Johnson Nutrition Co., 3.00% due 11/15/2020	BBB-/Baa1	1,900,000	1,952,466
Tobacco — 0.53%
Altria Group, Inc., 2.625% due 1/14/2020	A-/A3	4,900,000	5,064,733
[a,b] B.A.T. International Finance plc, 2.125% due 6/7/2017	A-/A3	8,000,000	8,065,504
[a,b] B.A.T. International Finance plc, 3.95% due 6/15/2025	A-/A3	3,000,000	3,283,953
Reynolds American, Inc., 6.875% due 5/1/2020	BBB-/Baa3	5,000,000	5,891,795

			96,647,862

20    Semi-Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
HEALTH CARE EQUIPMENT & SERVICES — 0.96%
Health Care Equipment & Supplies — 0.26%
Stryker Corp., 2.625% due 3/15/2021	A+/Baa1	$2,925,000	$2,982,707
Stryker Corp., 2.00% due 3/8/2019	A+/Baa1	2,900,000	2,930,969
Stryker Corp., 3.375% due 11/1/2025	A+/Baa1	5,000,000	5,128,495
Health Care Providers & Services — 0.70%
Catholic Health Initiatives, 1.60% due 11/1/2017	A/NR	1,900,000	1,902,611
Catholic Health Initiatives, 2.95% due 11/1/2022	A/NR	7,000,000	7,016,212
UnitedHealth Group, Inc., 3.35% due 7/15/2022	A+/A3	5,000,000	5,319,045
UnitedHealth Group, Inc., 3.75% due 7/15/2025	A+/A3	5,000,000	5,387,415
Wellpoint, Inc., 2.25% due 8/15/2019	A/Baa2	10,000,000	10,054,350

			40,721,804

HOUSEHOLD & PERSONAL PRODUCTS — 0.12%
Household Products — 0.12%
Energizer Holdings, Inc., 4.70% due 5/24/2022	BB+/Ba2	2,000,000	2,040,000
[a,b] Kimberly-Clark de Mexico, 3.80% due 4/8/2024	A-/NR	3,000,000	3,106,473

			5,146,473

INSURANCE — 3.74%
Insurance — 3.74%
CNA Financial Corp., 4.50% due 3/1/2026	BBB/Baa2	20,000,000	20,274,420
[a,b] DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	A/Baa2	10,000,000	9,888,670
[a] Forethought Financial Group, Inc., 8.625% due 4/15/2021	BBB-/Ba1	2,270,000	2,471,867
Hanover Insurance Group, Inc., 6.375% due 6/15/2021	BBB/Baa3	2,480,000	2,833,065
Horace Mann Educators Corp., 4.50% due 12/1/2025	BBB/Baa3	4,800,000	4,939,670
Infinity Property & Casualty Corp., 5.00% due 9/19/2022	BBB/Baa2	3,000,000	3,159,264
Kemper Corp., 4.35% due 2/15/2025	BBB-/Baa3	15,000,000	15,173,580
[a,b] Lancashire Holdings Ltd., 5.70% due 10/1/2022	BBB/Baa2	11,000,000	11,880,539
Marsh & McLennan Companies, Inc., 3.30% due 3/14/2023	A-/Baa1	3,000,000	3,059,406
[a] MassMutual Global Funding, LLC, 2.00% due 4/5/2017	AA+/Aa2	8,000,000	8,079,224
[b] Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	BBB+/NR	5,000,000	5,205,430
[a] Pricoa Global Funding I, 1.35% due 8/18/2017	AA-/A1	10,000,000	9,959,610
[a] Principal Life Global Funding II, 1.50% due 9/11/2017	A+/A1	6,950,000	6,962,197
[a] Principal Life Global Funding II, 2.375% due 9/11/2019	A+/A1	2,450,000	2,479,361
[a] Principal Life Global Funding II, 2.20% due 4/8/2020	A+/A1	7,000,000	7,042,917
[a] Reliance Standard Life Insurance Co., 2.50% due 4/24/2019	A/A2	9,900,000	9,980,160
[a] Reliance Standard Life Insurance Co., 2.50% due 1/15/2020	A/A2	15,000,000	15,048,825
[a] Reliance Standard Life Insurance Co., 3.05% due 1/20/2021	A/A2	3,975,000	4,038,886
[a,b] Sirius International Group Ltd., 6.375% due 3/20/2017	BBB/Baa3	6,335,000	6,498,139
[b] Trinity Acquisition plc, 4.40% due 3/15/2026	BBB/Baa3	9,815,000	9,957,092

			158,932,322

MATERIALS — 2.06%
Chemicals — 0.53%
Airgas, Inc., 3.05% due 8/1/2020	BBB/Baa2	4,950,000	5,065,058
[a] Incitec Pivot Finance, LLC, 6.00% due 12/10/2019	BBB/Baa3	4,538,000	4,863,565
[a,b] Office Cherifien des Phosphates, 5.625% due 4/25/2024	BBB-/NR	12,010,000	12,487,998
Construction Materials — 0.02%
CRH America, Inc., 8.125% due 7/15/2018	BBB+/Baa2	650,000	731,894
Metals & Mining — 1.51%
[a,b] Anglo American Capital plc, 2.625% due 9/27/2017	BB/Ba3	9,700,000	9,360,500
[b] Anglogold Holdings plc, 5.375% due 4/15/2020	BB+/Baa3	9,100,000	8,974,875
[b] Anglogold Holdings plc, 5.125% due 8/1/2022	BB+/Baa3	6,500,000	6,108,765
[b] ArcelorMittal, 5.50% due 2/25/2017	BB/Ba1	3,000,000	3,037,500
[a,b] Glencore Finance Canada Ltd., 4.95% due 11/15/2021	BBB-/Baa3	5,000,000	4,496,875
[a] Glencore Funding, LLC Floating Rate Note, 1.982% due 1/15/2019	BBB-/Baa3	17,600,000	15,400,000
[b] Kinross Gold Corp., 3.625% due 9/1/2016	BB+/Ba1	7,000,000	7,000,000
[a,b] Newcrest Finance Property Ltd., 4.20% due 10/1/2022	BBB-/Baa3	10,459,000	9,911,471

			87,438,501

Semi-Annual Reports    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MEDIA — 0.13%
Media — 0.13%
The Washington Post Co., 7.25% due 2/1/2019	BB+/Ba1	$5,000,000	$5,375,000

			5,375,000

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.12%
Biotechnology — 0.43%
Biogen, Inc., 3.625% due 9/15/2022	A-/Baa1	5,000,000	5,288,480
Gilead Sciences, Inc., 2.55% due 9/1/2020	A/A3	4,820,000	4,963,708
Gilead Sciences, Inc., 3.25% due 9/1/2022	A/A3	4,650,000	4,913,544
Gilead Sciences, Inc., 3.65% due 3/1/2026	A/A3	2,950,000	3,134,770
Pharmaceuticals — 0.69%
[b] Actavis Funding SCS, 1.85% due 3/1/2017	BBB-/Baa3	2,000,000	2,009,618
[b] Actavis Funding SCS, 2.35% due 3/12/2018	BBB-/Baa3	1,720,000	1,740,316
[b] Actavis Funding SCS, 3.45% due 3/15/2022	BBB-/Baa3	5,000,000	5,190,785
[b] Actavis Funding SCS, 3.80% due 3/15/2025	BBB-/Baa3	5,000,000	5,203,715
[b] Actavis Funding SCS Floating Rate Note, 1.887% due 3/12/2020	BBB-/Baa3	4,940,000	4,922,241
[a,b] Mylan N.V., 3.00% due 12/15/2018	BBB-/Baa3	4,900,000	4,967,243
Zoetis, Inc., 3.45% due 11/13/2020	BBB-/Baa2	1,925,000	1,977,626
Zoetis, Inc., 4.50% due 11/13/2025	BBB-/Baa2	3,000,000	3,208,098

			47,520,144

REAL ESTATE — 1.26%
Real Estate Investment Trusts — 0.95%
Alexandria Real Estate Equities, Inc., 3.90% due 6/15/2023	BBB-/Baa2	11,700,000	11,836,633
Commonwealth REIT (HRPT Properties), 6.25% due 6/15/2017	BBB-/Baa3	4,000,000	4,104,208
EPR Properties, 5.25% due 7/15/2023	BBB-/Baa2	4,041,000	4,127,999
Washington REIT, 4.95% due 10/1/2020	BBB/Baa2	19,100,000	20,341,041
Real Estate Management & Development — 0.31%
Jones Lang LaSalle, Inc., 4.40% due 11/15/2022	BBB+/Baa2	3,000,000	3,082,173
[a,b] Vonovia Finance B.V., 3.20% due 10/2/2017	BBB+/NR	10,000,000	10,096,140

			53,588,194

RETAILING — 0.58%
Multiline Retail — 0.58%
Family Dollar Stores, Inc., 5.00% due 2/1/2021	BBB/Ba1	23,225,000	24,453,626

			24,453,626

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.12%
Semiconductors & Semiconductor Equipment — 0.12%
Intel Corp., 3.10% due 7/29/2022	A+/A1	5,000,000	5,286,135

			5,286,135

SOFTWARE & SERVICES — 2.56%
Information Technology Services — 1.21%
Broadridge Financial Solutions, Inc., 3.95% due 9/1/2020	BBB+/Baa1	8,000,000	8,459,936
Fidelity National Information Services, 2.85% due 10/15/2018	BBB/Baa3	4,850,000	4,929,050
Fiserv, Inc., 2.70% due 6/1/2020	BBB/Baa2	6,900,000	7,017,852
SAIC, Inc., 4.45% due 12/1/2020	BBB-/Ba1	2,000,000	1,970,020
Total System Services, Inc., 3.80% due 4/1/2021	BBB-/Baa3	2,950,000	3,033,789
Total System Services, Inc., 3.75% due 6/1/2023	BBB-/Baa3	5,000,000	4,895,645
Total System Services, Inc., 2.375% due 6/1/2018	BBB-/Baa3	20,915,000	20,887,957
Internet Software & Services — 0.43%
eBay, Inc., 2.50% due 3/9/2018	BBB+/Baa1	4,885,000	4,964,235
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.75% due 4/15/2023	BBB/Baa3	8,175,000	8,461,125
[a,b] Tencent Holdings Ltd., 2.00% due 5/2/2017	A/A2	5,000,000	5,024,420
Software — 0.92%
Autodesk, Inc., 3.125% due 6/15/2020	BBB/Baa2	1,945,000	1,972,749
Autodesk, Inc., 4.375% due 6/15/2025	BBB/Baa2	1,000,000	1,021,899
CA Technologies, Inc., 2.875% due 8/15/2018	BBB+/Baa2	4,082,000	4,148,818
CA Technologies, Inc., 3.60% due 8/1/2020	BBB+/Baa2	13,905,000	14,231,475
CDK Global, Inc., 3.30% due 10/15/2019	BBB-/Baa3	5,000,000	5,029,825

22    Semi-Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Electronic Arts, Inc., 3.70% due 3/1/2021	BBB-/Baa2	$2,925,000	$3,040,655
Oracle Corp., 2.50% due 5/15/2022	AA-/A1	9,400,000	9,589,382

			108,678,832

TECHNOLOGY HARDWARE & EQUIPMENT — 2.67%
Communications Equipment — 1.33%
Cisco Systems, Inc., 3.00% due 6/15/2022	AA-/A1	1,700,000	1,805,519
Cisco Systems, Inc., 2.20% due 2/28/2021	AA-/A1	9,520,000	9,709,410
Cisco Systems, Inc. Floating Rate Note, 1.236% due 2/21/2018	AA-/A1	9,850,000	9,875,807
[b] Ericsson LM, 4.125% due 5/15/2022	BBB+/Baa1	19,215,000	20,020,742
Juniper Networks, Inc., 3.30% due 6/15/2020	BBB/Baa2	4,825,000	4,892,975
Juniper Networks, Inc., 3.125% due 2/26/2019	BBB/Baa2	10,000,000	10,169,990
Computers & Peripherals — 0.23%
Lexmark International, Inc., 5.125% due 3/15/2020	BBB-/Baa3	9,320,000	9,730,499
Electronic Equipment, Instruments & Components — 0.54%
Ingram Micro, Inc., 4.95% due 12/15/2024	BBB-/Baa3	5,596,000	5,445,983
Trimble Navigation, Ltd., 4.75% due 12/1/2024	BBB-/Baa2	17,000,000	17,334,628
Technology, Hardware, Storage & Peripherals — 0.57%
Apple, Inc. Floating Rate Note, 1.438% due 2/22/2019	AA+/Aa1	4,950,000	4,993,892
Apple, Inc. Floating Rate Note, 1.748% due 2/23/2021	AA+/Aa1	9,050,000	9,173,442
[a] Hewlett-Packard Enterprise Co., 3.60% due 10/15/2020	BBB/Baa2	5,000,000	5,199,205
[a] Hewlett-Packard Enterprise Co. Floating Rate Note, 2.559% due 10/5/2018	BBB/Baa2	4,900,000	4,907,526

			113,259,618

TELECOMMUNICATION SERVICES — 2.75%
Diversified Telecommunication Services — 2.07%
AT&T, Inc., 4.45% due 4/1/2024	BBB+/Baa1	10,000,000	10,823,970
AT&T, Inc., 1.546% due 11/27/2018	BBB+/Baa1	11,350,000	11,284,533
AT&T, Inc., 2.45% due 6/30/2020	BBB+/Baa1	4,500,000	4,559,944
AT&T, Inc., 1.559% due 6/30/2020	BBB+/Baa1	4,950,000	4,899,500
AT&T, Inc., 3.60% due 2/17/2023	BBB+/Baa1	8,000,000	8,311,008
[a] Hidden Ridge Facility, 5.65% due 1/1/2022	NR/Baa2	3,235,273	3,324,674
Michigan Bell Telephone Co., 7.85% due 1/15/2022	BBB+/NR	3,000,000	3,661,056
[a,b] Ooredoo International Finance Ltd., 3.375% due 10/14/2016	A-/A2	500,000	504,537
Qwest Corp., 6.75% due 12/1/2021	BBB-/Ba1	3,000,000	3,225,000
[b] Telefonica Emisiones SAU, 6.421% due 6/20/2016	BBB/Baa2	9,900,000	10,006,148
Verizon Communications, Inc., 2.625% due 2/21/2020	BBB+/Baa1	4,997,000	5,141,603
Verizon Communications, Inc., 3.45% due 3/15/2021	BBB+/Baa1	9,600,000	10,189,402
Verizon Communications, Inc., 3.50% due 11/1/2024	BBB+/Baa1	4,683,000	4,913,450
Verizon Communications, Inc., 3.00% due 11/1/2021	BBB+/Baa1	5,000,000	5,195,110
Verizon Communications, Inc. Floating Rate Note, 2.382% due 9/14/2018	BBB+/Baa1	1,825,000	1,869,658
Wireless Telecommunication Services — 0.68%
[a] Crown Castle Towers, LLC, 6.113% due 1/15/2040	NR/A2	6,970,000	7,690,253
[a] Crown Castle Towers, LLC, 5.495% due 1/15/2037	NR/A2	8,120,000	8,197,702
[a] Unison Ground Lease Funding, LLC, 6.392% due 4/15/2040	NR/NR	9,640,000	10,509,888
[a] Unison Ground Lease Funding, LLC, 5.349% due 4/15/2040	NR/NR	2,470,000	2,548,070

			116,855,506

TRANSPORTATION — 2.03%
Air Freight & Logistics — 0.03%
[a] FedEx Corp. 2012 Pass-Through Trust, 2.625% due 1/15/2018	BBB/Baa1	1,156,053	1,163,930
Airlines — 0.53%
American Airlines Group, Inc., 4.95% due 7/15/2024	A/NR	6,118,023	6,545,795
American Airlines Group, Inc., 3.60% due 3/22/2029	AA/Aa3	10,000,000	10,300,000
US Airways, 6.25% due 10/22/2024	A/A3	5,330,361	5,863,396
Road & Rail — 1.47%
[a,b] Asciano Finance Ltd., 5.00% due 4/7/2018	BBB/Baa2	2,000,000	2,034,754
[a] BNSF Railway Co., 3.442% due 6/16/2028	AA/Aa2	14,717,910	14,994,929
[a,b] LeasePlan Corp. NV, 2.50% due 5/16/2018	BBB-/Baa1	10,000,000	9,912,810
[a] Penske Truck Leasing Co., LP/PTL Finance Corp., 3.375% due 2/1/2022	BBB-/Baa3	20,000,000	19,857,020
[a] TTX Co., 4.15% due 1/15/2024	A+/Baa1	6,000,000	6,361,230

Semi-Annual Reports    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a] TTX Co., 5.453% due 1/2/2022	NR/NR	$4,005,296	$4,149,647
[a] TTX Co., 2.25% due 2/1/2019	A+/Baa1	5,000,000	5,061,580

			86,245,091

UTILITIES — 5.92%
Electric Utilities — 4.05%
Appalachian Power Co., 3.40% due 6/1/2025	BBB/Baa1	7,000,000	7,161,770
Cleveland Electric Illuminating Co., 7.88% due 11/1/2017	BBB+/Baa1	15,359,000	16,784,408
[a,b] Electricite de France S.A., 2.15% due 1/22/2019	A+/A1	4,900,000	4,956,821
[a,b] Enel Finance International S.A., 6.25% due 9/15/2017	BBB/Baa2	11,000,000	11,737,000
Entergy Louisiana, LLC, 4.80% due 5/1/2021	A-/A2	4,300,000	4,738,746
Entergy Texas, Inc., 7.125% due 2/1/2019	A-/Baa1	2,000,000	2,271,776
Exelon Corp., 1.55% due 6/9/2017	BBB-/Baa2	2,950,000	2,945,301
Exelon Corp., 2.85% due 6/15/2020	BBB-/Baa2	2,950,000	3,010,457
[a] Jersey Central Power & Light Co., 4.30% due 1/15/2026	BBB-/Baa2	15,000,000	15,632,955
[a,b] Korea Western Power Co., Ltd., 2.875% due 10/10/2018	NR/Aa2	10,000,000	10,244,590
[a] Monongahela Power Co., 5.70% due 3/15/2017	BBB+/A3	4,785,000	4,964,753
[a] Monongahela Power Co., 4.10% due 4/15/2024	BBB+/A3	8,000,000	8,547,392
NextEra Energy Capital Holdings, Inc., 1.586% due 6/1/2017	BBB+/Baa1	6,715,000	6,720,553
Northern States Power Company-Wisconsin, 3.30% due 6/15/2024	A/Aa3	10,000,000	10,388,600
Public Service Co. of New Mexico, 5.35% due 10/1/2021	BBB+/Baa2	3,000,000	3,293,610
[a] Rochester Gas & Electric, 5.90% due 7/15/2019	A/A2	11,732,000	13,105,254
Southern Power Co., 2.375% due 6/1/2020	BBB+/Baa1	9,693,000	9,660,034
[a,b] State Grid Overseas Investment (2014) Ltd., 2.75% due 5/7/2019	AA-/Aa3	9,000,000	9,235,125
[a] Steelriver Transmission Co., LLC, 4.71% due 6/30/2017	NR/Baa1	2,977,402	3,029,652
The Southern Co., 2.45% due 9/1/2018	BBB+/Baa1	4,825,000	4,902,157
Toledo Edison Co., 7.25% due 5/1/2020	BBB+/Baa1	167,000	194,040
[a,b] Transelec S.A., 4.25% due 1/14/2025	BBB/Baa1	6,000,000	5,953,770
UIL Holdings Corp., 4.625% due 10/1/2020	BBB-/Baa2	11,660,000	12,364,019
Gas Utilities — 0.95%
AGL Capital Corp., 3.50% due 9/15/2021	BBB+/Baa1	9,925,000	10,143,816
[a,b] APT Pipelines Ltd., 3.875% due 10/11/2022	BBB/Baa2	5,500,000	5,426,361
[a] Southern Star Central Gas Pipeline, Inc., 6.00% due 6/1/2016	BBB-/Baa2	5,715,000	5,745,547
The Laclede Group, Inc., 2.55% due 8/15/2019	BBB+/Baa2	2,350,000	2,308,941
The Laclede Group, Inc. Floating Rate Note, 1.368% due 8/15/2017	BBB+/Baa2	16,900,000	16,833,380
Independent Power & Renewable Electricity Producers — 0.16%
[a] Midland Cogeneration Venture, 6.00% due 3/15/2025	BBB-/NR	6,539,864	6,947,108
Multi-Utilities — 0.76%
Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	BBB+/A2	3,900,000	3,958,941
Dominion Gas Holdings, LLC, 2.80% due 11/15/2020	BBB+/A2	5,000,000	5,105,220
[a] Enable Oklahoma Intrastate Transmission, LLC, 6.25% due 3/15/2020	BB+/Baa3	3,640,000	2,911,337
[a,b] Korea Hydro & Nuclear Power Co. Ltd., 2.875% due 10/2/2018	AA-/Aa2	7,000,000	7,161,091
[a] Niagara Mohawk Power Corp., 4.881% due 8/15/2019	A-/A2	10,000,000	10,933,220
SCANA Corp., 4.125% due 2/1/2022	BBB/Baa3	2,000,000	2,045,074

			251,362,819

TOTAL CORPORATE BONDS (Cost $2,150,448,326)			2,157,371,964

CONVERTIBLE BONDS — 0.44%
REAL ESTATE — 0.44%
Real Estate Investment Trusts — 0.44%
[a] IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	19,950,000	18,852,750

			18,852,750

TOTAL CONVERTIBLE BONDS (Cost $19,950,000)			18,852,750

MUNICIPAL BONDS — 3.41%
American Municipal Power Ohio, Inc., 5.072% due 2/15/2018 (Meldahl Hydroelectric)	A/A3	5,000,000	5,314,550
Anaheim California Public Financing Authority, 5.316% due 9/1/2017 (Anaheim Public Improvements; Insured: Natl-Re/FGIC)	AA-/A1	1,000,000	1,024,070
Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Anaheim Public Improvements; Insured: Natl-Re)	AA-/A1	3,270,000	3,503,314
Brentwood California Infrastructure Financing Authority, 6.16% due 10/1/2019 (Civic Center)	AA/NR	2,110,000	2,311,400
California HFFA, 6.76% due 2/1/2019 (Community Program for Persons with Developmental Disabilities)	AA-/NR	3,905,000	4,306,707
California School Finance Authority, 5.041% due 7/1/2020 (LOC: City National Bank)	AA+/NR	4,000,000	4,514,080
Camden County Improvement Authority, 5.47% due 7/1/2018 (Cooper Medical School of Rowan University)	A/A2	2,140,000	2,299,558

24    Semi-Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Camden County Improvement Authority, 5.62% due 7/1/2019 (Cooper Medical School of Rowan University)	A/A2	$3,025,000	$3,319,696
Carson Redevelopment Agency, 4.511% due 10/1/2016 (Low and Moderate Income Housing)	A-/NR	1,375,000	1,390,373
[f] City and County of San Francisco Redevelopment Financing Authority, 8.00% due 8/1/2019 (San Francisco Redevelopment Projects)	AA-/A2	6,500,000	7,369,310
City of Fort Collins, Colorado Electric Utility Enterprise, 4.92% due 12/1/2020 (Fort Collins Smart Grid)	AA-/NR	2,250,000	2,430,045
City of North Little Rock, Arkansas, 3.562% due 7/1/2022 (Electric System; Insured: AGM)	AA/NR	7,280,000	7,290,119
City of Riverside, California, 5.61% due 8/1/2017 (City Sewer System)	A/A1	2,000,000	2,124,940
Connecticut Housing Finance Authority, 5.071% due 11/15/2019 (Housing Mtg Finance Program)	AAA/Aaa	2,040,000	2,121,192
Denver Public Schools COP, 2.018% due 12/15/2019 (School District No. 1 Educational Facilities)	NR/Aa3	3,000,000	3,080,520
Florida Hurricane Catastrophe Fund Finance Corp., 1.298% due 7/1/2016 (Reimbursement Contracts for Covered Event Losses)	AA/Aa3	7,500,000	7,512,825
Illinois Finance Authority, 5.629% due 7/1/2016 (Theory and Computing Sciences Building; Insured: Syncora)	AA-/NR	390,000	393,218
JobsOhio Beverage System, 2.217% due 1/1/2019 (State Liquor Enterprise)	AA/Aa3	11,245,000	11,581,113
Kentucky Asset/Liability Commission, 2.099% due 4/1/2019 (Commonwealth of Kentucky and Teachers’ Retirement System Funding Obligations)	A/Aa3	3,000,000	3,079,260
Los Angeles County Public Works Financing Authority, 5.591% due 8/1/2020 (Los Angeles County & USC Medical Center Projects)	AA/A1	3,000,000	3,484,770
Louisiana Local Government Environmental Facilities and Community Development Authority, 1.66% due 2/1/2022 (Louisiana Utilities Restoration)	AAA/Aaa	6,272,998	6,352,100
[a] Midwest Family Housing, 5.168% due 7/1/2016 (Insured: CIFG)	A+/Baa1	151,017	151,414
Municipal Improvement Corp. of Los Angeles, 6.165% due 11/1/2020 (Recovery Zone Economic Development)	A+/A2	11,885,000	13,228,480
New York City Transitional Finance Authority, 4.075% due 11/1/2020 (World Trade Center Recovery)	AAA/Aa1	2,500,000	2,737,525
Oakland California Redevelopment Agency, 8.00% due 9/1/2016 (Central District Redevelopment Project)	A-/NR	5,200,000	5,323,084
Oklahoma Development Finance Authority, 8.00% due 5/1/2020 (Cleveland County Industrial Authority (CCIA) - Hitachi Norman, Oklahoma Project)	NR/NR	4,560,000	4,661,506
Orleans Parish School Board GO, 4.40% due 2/1/2021 (Educational Facilities Improvements; Insured: AGM)	AA/A2	10,000,000	11,027,600
Redevelopment Agency of the City of Redlands, 5.818% due 8/1/2022 (Redlands Redevelopment; Insured: AMBAC) (ETM)	A-/NR	1,700,000	1,841,967
Redevelopment Agency of the County of San Bernardino, 7.135% due 9/1/2020 (San Sevaine Redevelopment Project)	BBB/NR	1,265,000	1,343,607
Rutgers State University GO, 2.342% due 5/1/2019 (New Brunswick, Newark and Camden Campus Facilities )	A+/Aa3	3,485,000	3,574,530
Rutgers State University GO, 3.028% due 5/1/2021 (New Brunswick, Newark and Camden Campus Facilities)	A+/Aa3	1,500,000	1,561,920
Sandoval County, New Mexico, 1.452% due 6/1/2017	A+/NR	1,000,000	1,007,280
Tampa-Hillsborough County Florida Expressway Authority, 2.22% due 7/1/2018 (Electronic Tolling Program)	A/A2	2,000,000	2,024,620
Tampa-Hillsborough County Florida Expressway Authority, 2.49% due 7/1/2019 (Electronic Tolling Program)	A/A2	2,500,000	2,544,650
Tampa-Hillsborough County Florida Expressway Authority, 2.84% due 7/1/2020 (Electronic Tolling Program)	A/A2	1,750,000	1,798,055
Wallenpaupack Area School District GO, 3.80% due 9/1/2019 (Pike and Wayne Counties Educational Facilities) (State Aid Withholding)	AA/NR	3,000,000	3,070,110
Wallenpaupack Area School District GO, 4.00% due 9/1/2020 (Pike and Wayne Counties Educational Facilities) (State Aid Withholding)	AA/NR	2,750,000	2,822,765
Wisconsin Health & Educational Facilities Authority, 7.08% due 6/1/2016 (Richland Hospital)	NR/NR	80,000	79,995
Yuba Levee Financing Authority, 6.375% due 9/1/2021 (Yuba County Levee Financing Project)	AA/NR	1,000,000	1,062,620

TOTAL MUNICIPAL BONDS (Cost $136,965,753)			144,664,888

OTHER SECURITIES — 0.33%
LOAN PARTICIPATIONS — 0.33%
Freeport-McMoRan Copper & Gold, Inc., 2.94%, due 5/31/2018	NR/NR	15,000,000	14,050,050

TOTAL OTHER SECURITIES (Cost $14,962,192)			14,050,050

SHORT TERM INVESTMENTS — 8.95%
[a] B.A.T International Finance plc, 0.60% due 4/1/2016	NR/NR	10,000,000	10,000,000
Bank of New York Tri-Party Repurchase Agreement 0.45% dated 3/31/2016 due 4/1/2016, repurchase price $110,001,375 collateralized by 6 U.S. Government debt securities and 9 corporate debt securities, having an average coupon of 2.63%, a minimum credit rating of BBB-, maturity dates from 4/1/2016 to 3/1/2041, and having an aggregate market value of $118,567,825 at 3/31/2016	NR/NR	110,000,000	110,000,000
[a] Consolidated Edison, Inc., 0.50% due 4/5/2016	NR/NR	50,000,000	49,997,222
Farmer Mac Discount Note, 0.23% due 4/5/2016	NR/NR	25,000,000	24,999,361
Federal Home Loan Bank Discount Note, 0.28% due 4/27/2016	NR/NR	1,380,000	1,379,721
Federal Home Loan Bank Discount Note, 0.27% due 4/27/2016	NR/NR	5,000,000	4,999,025
Federal Home Loan Bank Discount Note, 0.16% due 4/27/2016	NR/NR	5,000,000	4,999,422
Federal Home Loan Bank Discount Note, 0.27% due 4/25/2016	NR/NR	6,200,000	6,198,884
Federal Home Loan Bank Discount Note, 0.22% due 4/25/2016	NR/NR	1,100,000	1,099,839
Federal Home Loan Bank Discount Note, 0.27% due 4/20/2016	NR/NR	3,600,000	3,599,487
Federal Home Loan Bank Discount Note, 0.16% due 4/20/2016	NR/NR	1,665,000	1,664,859
Federal Home Loan Bank Discount Note, 0.27% due 4/13/2016	NR/NR	5,000,000	4,999,543
Federal Home Loan Bank Discount Note, 0.26% due 4/12/2016	NR/NR	3,322,000	3,321,736
Federal Home Loan Bank Discount Note, 0.26% due 4/6/2016	NR/NR	3,400,000	3,399,877

Semi-Annual Reports    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Federal Home Loan Bank Discount Note, 0.27% due 4/15/2016	NR/NR	$2,150,000	$2,149,774
Federal Home Loan Bank Discount Note, 0.27% due 4/8/2016	NR/NR	7,700,000	7,699,596
[a] Intercontinental Exchange, Inc., 0.43% due 4/5/2016	NR/NR	7,682,000	7,681,633
[b] International Bank for Reconstruction and Development Discount Note, 0.20% due 4/4/2016	NR/NR	20,000,000	19,999,667
[a] Kansas City Power & Light Co., 0.55% due 4/1/2016	NR/NR	28,000,000	28,000,000
[a] Kentucky Utilities Co., 0.57% due 4/4/2016	NR/NR	15,000,000	14,999,287
[a] Kentucky Utilities Co., 0.58% due 4/4/2016	NR/NR	15,000,000	14,999,275
[a] Precision Castparts Corp., 0.30% due 4/1/2016	NR/NR	15,000,000	15,000,000
[a] The Home Depot, 0.25% due 4/1/2016	NR/NR	9,000,000	9,000,000
United States Treasury Bill, 0.24% due 4/21/2016	NR/NR	10,000,000	9,998,667
United States Treasury Bill, 0.25% due 4/14/2016	NR/NR	10,000,000	9,999,097
United States Treasury Bill, 0.26% due 4/7/2016	NR/NR	10,000,000	9,999,572

TOTAL SHORT TERM INVESTMENTS (Cost $380,185,544)			380,185,544

TOTAL INVESTMENTS — 99.12% (Cost $4,189,618,270)			$4,208,743,869
OTHER ASSETS LESS LIABILITIES — 0.88%			37,232,159

NET ASSETS — 100.00%			$4,245,976,028

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2016, the aggregate value of these securities in the Fund’s portfolio was $1,799,845,707, representing 42.39% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	When-issued security.
e	Bond in default.
f	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation
COP	Certificates of Participation
ETM	Escrowed to Maturity
FCB	Farm Credit Bank
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation

HFFA	Health Facilities Financing Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SPV	Special Purpose Vehicle
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs

See notes to financial statements.

26    Semi-Annual Reports

FUND SUMMARY

Thornburg Low Duration Income Fund	March 31, 2016 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s objective is to seek current income, consistent with preservation of capital.

The Fund invests in debt obligations issued by the U.S. Government, its agencies, or its instrumentalities, and in debt obligations rated at the time of purchase in one of the four highest credit ratings categories or, if not credit rating is available, judged to be of comparable quality by the Fund’s advisor The Fund aims to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a laddered portfolio of investments with a dollar-weighted average duration of normally no more than three years.

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents.

Security Credit Ratings

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other rating agencies.

Key Portfolio Attributes

Number of Bonds	180

Effective Duration	1.6 Yrs

Average Maturity	2.5 Yrs

There is no guarantee that the Fund will meet its investment objective.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Reports    27

SCHEDULE OF INVESTMENTS

Thornburg Low Duration Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 29.82%
United States Treasury Notes, 0.375% due 4/30/2016	NR/Aaa	$100,000	$100,005
United States Treasury Notes, 1.75% due 5/31/2016	NR/Aaa	615,000	616,442
United States Treasury Notes, 0.50% due 6/15/2016	NR/Aaa	100,000	100,041
United States Treasury Notes, 1.00% due 8/31/2016	NR/Aaa	750,000	751,824
United States Treasury Notes, 0.625% due 12/15/2016	NR/Aaa	100,000	100,053
United States Treasury Notes, 0.625% due 2/15/2017	NR/Aaa	750,000	750,117
United States Treasury Notes, 2.75% due 5/31/2017	NR/Aaa	750,000	767,977
United States Treasury Notes, 0.875% due 6/15/2017	NR/Aaa	100,000	100,247
United States Treasury Notes, 0.50% due 7/31/2017	NR/Aaa	400,000	398,998
United States Treasury Notes, 0.625% due 8/31/2017	NR/Aaa	200,000	199,754
United States Treasury Notes, 0.75% due 12/31/2017	NR/Aaa	800,000	800,258
United States Treasury Notes, 1.00% due 5/15/2018	NR/Aaa	200,000	200,943
United States Treasury Notes, 1.00% due 5/31/2018	NR/Aaa	500,000	502,358
United States Treasury Notes, 1.00% due 8/15/2018	NR/Aaa	100,000	100,469
United States Treasury Notes, 0.125% due 4/15/2019	NR/Aaa	227,482	232,409
[a] United States Treasury Notes, 1.125% due 5/31/2019	NR/Aaa	250,000	251,650
United States Treasury Notes Inflationary Index, 0.125% due 4/15/2020	NR/Aaa	480,524	490,751
United States Treasury Notes Inflationary Index, 0.375% due 7/15/2025	NR/Aaa	299,697	306,411

TOTAL U.S. TREASURY SECURITIES (Cost $6,736,985)			6,770,707

U.S. GOVERNMENT AGENCIES — 2.31%
Export Leasing (2009), LLC, (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	NR/NR	72,018	72,521
[b] Micron Semiconductor Ltd., (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	NR/NR	60,000	59,826
[b] Petroleos Mexicanos Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 0.972% due 4/15/2025	NR/NR	92,500	91,117
[b] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70% due 12/20/2022	NR/NR	70,000	70,009
Small Business Administration Participation Certificates, Series 2005-20K Class 1, 5.36% due 11/1/2025	NR/NR	48,165	52,643
[b] Washington Aircraft 2 Co. Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.06% due 6/26/2024	NR/NR	179,993	177,625

TOTAL U.S. GOVERNMENT AGENCIES (Cost $523,817)			523,741

MORTGAGE BACKED — 0.93%
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413% due 8/25/2047	NR/Aaa	86,604	88,866
Federal National Mtg Assoc. Pool AS3705, 2.50% due 11/1/2024	NR/NR	119,659	123,356

TOTAL MORTGAGE BACKED (Cost $210,858)			212,222

ASSET BACKED SECURITIES — 23.58%
ADVANCE RECEIVABLES — 0.55%
[c] SPS Servicer Advance Receivables Trust, Series 2015-T3 Class AT3, 2.92% due 7/15/2047	AAA/NR	125,000	125,073

			125,073

AUTO RECEIVABLES — 4.36%
Ally Auto Receivables Trust, Series 15-1 Class A3, 1.39% due 9/16/2019	AAA/Aaa	150,000	150,272
Ally Auto Receivables Trust, Series 15-2 Class A3, 1.49% due 11/15/2019	AAA/Aaa	100,000	100,315
[c] Avis Budget Rental Car Funding AESOP, LLC, Series 2012-3A Class A, 2.10% due 3/20/2019	NR/Aaa	100,000	99,877
[c] Chesapeake Funding II, LLC, Series 16-1A Class A1, 2.11% due 3/15/2028	NR/Aaa	200,000	199,971
[c] Exeter Automobile Receivables Trust, Series 2014-1A Class A, 1.29% due 5/15/2018	AA/NR	3,925	3,924
[c] Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% due 7/15/2026	AAA/NR	100,000	100,545
[c] GM Financial Automobile Leasing Trust, Series 2014-2A Class A4, 1.62% due 2/20/2018	NR/Aaa	100,000	100,648
[c] Hertz Vehicle Financing, LLC, Series 2013-1A Class A2, 1.83% due 8/25/2019	NR/Aaa	125,000	122,897
[c] OSCAR US Funding Trust, Series 2014-1A Class A3, 1.72% due 4/15/2019	AA+/Aaa	100,000	99,379
Santander Drive Auto Receivables Trust, Series 2013-2 Class B, 1.33% due 3/15/2018	AAA/Aaa	11,647	11,648

			989,476

COMMERCIAL MTG TRUST — 6.15%
[c] BAMLL-DB Trust, Series 2012-OSI Class A2FX, 3.352% due 4/13/2029	NR/Aaa	399,814	405,050
[c] Barclays Commercial Mtg Securities, LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	AAA/NR	100,000	101,738
COMM Mtg Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	NR/Aaa	130,000	130,829
[c] DBUBS Mtg Trust CMO, Series 2011-LC1A Class A1, 3.742% due 11/10/2046	NR/Aaa	5,874	5,890
[c] DBUBS Mtg Trust CMO, Series 2011-LC2A Class A1FL, 1.788% due 7/12/2044	NR/Aaa	51,661	52,032
[d] Deutsche Bank Commercial Mtg Trust, Series 2016-C1 Class A1, 1.676% due 5/10/2049	NR/Aaa	150,000	149,998
[c] FREMF Mtg Trust, Series 2013-KF02 Class B Floating Rate Note, 3.433% due 12/25/2045	NR/Baa3	25,134	25,538
[c] GAHR Commercial Mtg Trust, Series 2015-NRF Class BFX, 3.382% due 12/15/2019	AA-/NR	100,000	101,253
[c] JPMorgan Chase Commercial Mtg, Series 2014-BXH Class A Floating Rate Note, 1.336% due 4/15/2027	AAA/NR	100,000	97,381
Morgan Stanley BAML Trust, Series 2012-C6 Class A2, 1.868% due 11/15/2045	NR/Aaa	100,000	100,359

28    Semi-Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[c] Morgan Stanley Re-REMIC Trust, Series 2009-GG10 Class A4A, 5.794% due 8/12/2045	NR/Aaa	$145,486	$147,936
WFRBS Commercial Mtg Trust, Series 2014-C22 Class A1, 1.479% due 9/15/2057	NR/Aaa	77,040	77,015

			1,395,019

CREDIT CARD — 1.88%
[c] Cabela’s Master Credit Card Trust, Series 2013-2A Class A1, 2.17% due 8/16/2021	AAA/NR	150,000	152,440
Cabela’s Master Credit Card Trust, Series 2015-1A Class A2 Floating Rate Note, 0.976% due 3/15/2023	AAA/NR	75,000	73,803
Synchrony Credit Card Master Note Trust, Series 2014-1 Class A, 1.61% due 11/15/2020	AAA/Aaa	100,000	100,277
Synchrony Credit Card Master Note Trust, Series 2016-1 Class A, 2.04% due 3/15/2022	NR/Aaa	100,000	100,792

			427,312

OTHER ASSET BACKED — 7.09%
[c] Alterna Funding I, LLC, Series 2014-1A, 1.639% due 2/15/2021	NR/NR	51,518	51,035
[c] Ascentium Equipment Receivables, LLC, Series 2015-1A Class B, 2.26% due 6/10/2021	NR/Aaa	50,000	49,689
[c] CLI Funding, LLC, Series 2014-1A Class A, 3.29% due 6/18/2029	A/NR	81,725	76,163
[c] Dell Equipment Finance Trust, Series 2015-2 Class A3, 1.72% due 9/22/2020	AAA/Aaa	125,000	124,816
[c] Dominos Pizza Master Issuer, LLC, Series 2012-1A Class A2, 5.216% due 1/25/2042	BBB+/Baa1	119,184	123,385
GE Dealer Floorplan Master Note Trust, Series 2012-2 Class A Floating Rate Note, 1.182% due 4/22/2019	NR/Aaa	100,000	99,863
[c] GTP Acquisition Partners I, LLC, Series 2015-1 Class A, 2.35% due 6/15/2045	NR/Aaa	100,000	98,402
[c] GTP Cellular Sites, LLC, 3.721% due 3/15/2042	NR/NR	94,729	94,861
Harley-Davidson Motorcycle Trust, Series 2015-2 Class A4, 1.66% due 12/15/2022	AAA/Aaa	100,000	100,195
MVW Owner Trust, Series 2013-1X Class A, 2.15% due 4/22/2030	A+/NR	43,293	42,953
[c] Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1 Class A Floating Rate Note, 1.183% due 10/25/2019	NR/Aaa	100,000	99,582
[c] Navistar Financial Dealer Note Master Owner Trust II, Series 2015-1 Class A Floating Rate Note, 1.836% due 6/25/2020	NR/Aaa	71,000	70,913
[c] OneMain Financial Issuance Trust, Series 16-2A Class A, 4.10% due 3/20/2028	A+/NR	100,000	100,422
[c] PFS Financing Corp., Series 2015-AA Class A Floating Rate Note, 1.056% due 4/15/2020	AAA/Aaa	100,000	98,755
[c] PFS Tax Lien Trust, Series 2014-1, 1.44% due 5/15/2029	AAA/NR	44,075	43,938
[c] SBA Tower Trust, Series 2012-1 Class C, 2.933% due 12/15/2042	NR/A2	100,000	99,555
[c] SBA Tower Trust, Series 2014-1A Class C, 2.898% due 10/15/2044	NR/A2	100,000	100,473
[c] Sierra Receivables Funding Co., LLC, Series 2012-1A Class A, 2.84% due 11/20/2028	A+/NR	21,398	21,528
[c] Sierra Receivables Funding Co., LLC, Series 2014-1A Class A, 2.07% due 3/20/2030	A/NR	33,503	33,322
[c] Sierra Receivables Funding Co., LLC, Series 2015-3A Class A, 2.58% due 9/20/2032	A/NR	79,284	78,862

			1,608,712

RESIDENTIAL MTG TRUST — 0.86%
[c] B2R Mortgage Trust, Series 2015-2 Class A, 3.336% due 11/15/2048	NR/NR	99,101	100,894
[c,e] Nationstar HECM Loan Trust, Series 16-1A Class A, 2.981% due 2/25/2026	NR/Aaa	95,104	95,104

			195,998

STUDENT LOAN — 2.69%
[c] Navient Student Loan Trust, Series 2015-AA Class A1, 0.936% due 12/15/2021	NR/Aaa	36,785	36,651
[c] Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1 Floating Rate Note, 0.983% due 5/25/2027	AA+/NR	63,814	62,857
[c] SLM Student Loan Trust, Series 2011-A Class A3 Floating Rate Note, 2.936% due 1/15/2043	AAA/Aaa	100,000	100,907
SLM Student Loan Trust, Series 2013-4 Class A Floating Rate Note, 0.983% due 6/25/2027	NR/Aaa	68,719	65,437
[c] SLM Student Loan Trust, Series 2013-B Class A2B Floating Rate Note, 1.536% due 6/17/2030	AAA/NR	200,000	198,303
[c] Social Professional Loan Program, LLC, Series 2014-A Class A1 Floating Rate Note, 2.033% due 6/25/2025	A/NR	146,816	146,815

			610,970

TOTAL ASSET BACKED SECURITIES (Cost $5,376,025)			5,352,560

CORPORATE BONDS — 37.31%
AUTOMOBILES & COMPONENTS — 1.55%
Automobiles — 1.55%
[c] Daimler Finance North America, LLC, 2.45% due 5/18/2020	A-/A3	150,000	151,585
[c] Hyundai Capital America, 2.00% due 3/19/2018	A-/Baa1	50,000	50,353
[c] Hyundai Capital America, 2.40% due 10/30/2018	A-/Baa1	50,000	50,334
[c] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	A-/A3	100,000	100,377

			352,649

BANKS — 4.77%
Banks — 4.77%
[b] Abbey National Treasury Services plc Floating Rate Note, 2.112% due 3/14/2019	A/A1	100,000	100,504
Bank of America Corp. Floating Rate Note, 1.662% due 1/15/2019	BBB+/Baa1	100,000	99,507
Citigroup, Inc., 2.50% due 7/29/2019	BBB+/Baa1	75,000	76,008
Citigroup, Inc., 1.70% due 4/27/2018	BBB+/Baa1	75,000	74,730
Fifth Third Bank, 2.30% due 3/15/2019	A-/A3	200,000	201,805
JPMorgan Chase & Co., 1.823% due 10/29/2020	A-/A3	125,000	126,409

Semi-Annual Reports    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[b] Mitsubishi UFJ Financial Group, Inc. Floating Rate Note, 2.515% due 3/1/2021	A/A1	$200,000	$203,998
[b,c] Standard Chartered PLC, 3.20% due 5/12/2016	BBB+/A1	100,000	100,244
Wells Fargo & Co. Floating Rate Note, 1.646% due 12/7/2020	A/A2	100,000	99,777

			1,082,982

CAPITAL GOODS — 1.34%
Construction & Engineering — 0.44%
URS Corp., 3.85% due 4/1/2017	BB-/NR	100,000	99,617
Industrial Conglomerates — 0.45%
Roper Technologies, Inc., 3.00% due 12/15/2020	BBB/Baa2	100,000	102,173
Machinery — 0.45%
Stanley Black & Decker, Inc., 2.451% due 11/17/2018	A-/Baa2	100,000	101,543

			303,333

COMMERCIAL & PROFESSIONAL SERVICES — 0.77%
Commercial Services & Supplies — 0.44%
Cintas Corp. No. 2, 2.85% due 6/1/2016	A-/A2	100,000	100,356
Professional Services — 0.33%
Dun & Bradstreet, Inc., 4.00% due 6/15/2020	BBB-/NR	75,000	74,485

			174,841

CONSUMER SERVICES — 0.46%
Diversified Consumer Services — 0.46%
George Washington University, 4.411% due 9/15/2017	A+/A1	100,000	104,039

			104,039

DIVERSIFIED FINANCIALS — 4.98%
Capital Markets — 3.30%
[b] Deutsche Bank AG, 2.95% due 8/20/2020	BBB+/Baa1	75,000	75,289
Goldman Sachs Group, Inc. Floating Rate Note, 1.834% due 9/15/2020	BBB+/A3	100,000	99,309
Goldman Sachs Group, Inc. Floating Rate Note, 1.639% due 10/23/2019	BBB+/A3	50,000	49,657
Legg Mason, Inc., 2.70% due 7/15/2019	BBB/Baa1	100,000	100,992
Morgan Stanley, 2.80% due 6/16/2020	BBB+/A3	50,000	50,911
Morgan Stanley Floating Rate Note, 1.761% due 1/27/2020	BBB+/A3	75,000	74,511
State Street Corp. Floating Rate Note, 1.518% due 8/18/2020	A/A2	100,000	99,551
[b,c] UBS AG Jersey Floating Rate Note, 2.068% due 9/24/2020	BBB+/Baa2	200,000	199,017
Consumer Finance — 0.23%
Synchrony Financial, 3.00% due 8/15/2019	BBB-/NR	50,000	50,793
Diversified Financial Services — 1.45%
[c] Athene Global Funding, 2.875% due 10/23/2018	A-/NR	75,000	73,825
Intercontinental Exchange, Inc., 2.75% due 12/1/2020	A/A2	100,000	102,103
McGraw Hill Financial, Inc., 2.50% due 8/15/2018	NR/Baa1	50,000	50,666
McGraw Hill Financial, Inc., 3.30% due 8/14/2020	NR/Baa1	50,000	51,726
Moody’s Corp., 2.75% due 7/15/2019	BBB+/NR	50,000	51,290

			1,129,640

ENERGY — 2.35%
Oil, Gas & Consumable Fuels — 2.35%
[c] Chevron Phillips Chemical Co., LLC, Floating Rate Note, 1.366% due 5/1/2020	A-/A2	100,000	96,827
Exxon Mobil Corp., 2.222% due 3/1/2021	AAA/Aaa	75,000	76,328
Exxon Mobil Corp. Floating Rate Note, 1.413% due 3/1/2019	AAA/Aaa	75,000	75,283
Exxon Mobil Corp. Floating Rate Note, 1.229% due 2/28/2018	AAA/Aaa	50,000	50,151
[c] Kern River Funding Corp., 4.893% due 4/30/2018	A/A2	83,175	86,338
Marathon Petroleum Corp., 2.70% due 12/14/2018	BBB/Baa2	100,000	99,883
[b] Petrobras Global Finance B.V. Floating Rate Note, 3.002% due 3/17/2017	B+/B3	50,000	48,255

			533,065

FOOD & STAPLES RETAILING — 0.24%
Food & Staples Retailing — 0.24%
Smith’s 1994-A3 Pass Through Trust, 9.20% due 7/2/2018	BBB/A3	49,021	53,896

			53,896

30    Semi-Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 2.24%
Beverages — 0.45%
Anheuser-Busch InBev Finance Inc. Floating Rate Note, 1.879% due 2/1/2021	A-/(p)a3	$100,000	$101,769
Food Products — 1.34%
General Mills, Inc., 1.40% due 10/20/2017	BBB+/A3	50,000	50,290
General Mills, Inc., 2.20% due 10/21/2019	BBB+/A3	50,000	50,840
Ingredion, Inc., 1.80% due 9/25/2017	BBB/Baa2	100,000	99,529
Mead Johnson Nutrition Co., 3.00% due 11/15/2020	BBB-/Baa1	100,000	102,761
Tobacco — 0.45%
Altria Group, Inc., 2.625% due 1/14/2020	A-/A3	100,000	103,362

			508,551

HEALTH CARE EQUIPMENT & SERVICES — 1.22%
Health Care Equipment & Supplies — 0.78%
Stryker Corp., 2.625% due 3/15/2021	A+/Baa1	75,000	76,480
Stryker Corp., 2.00% due 3/8/2019	A+/Baa1	100,000	101,068
Health Care Providers & Services — 0.44%
Catholic Health Initiatives, 1.60% due 11/1/2017	A/NR	100,000	100,137

			277,685

INSURANCE — 1.00%
Insurance — 1.00%
[c] Principal Life Global Funding II, 1.50% due 9/11/2017	A+/A1	50,000	50,088
[c] Principal Life Global Funding II, 2.375% due 9/11/2019	A+/A1	50,000	50,599
[c] Reliance Standard Life Insurance Co., 2.50% due 4/24/2019	A/A2	100,000	100,809
[c] Reliance Standard Life Insurance Co., 3.05% due 1/20/2021	A/A2	25,000	25,402

			226,898

MATERIALS — 0.61%
Chemicals — 0.23%
Airgas, Inc., 3.05% due 8/1/2020	BBB/Baa2	50,000	51,162
Metals & Mining — 0.38%
[c] Glencore Funding, LLC Floating Rate Note, 1.982% due 1/15/2019	BBB-/Baa3	100,000	87,500

			138,662

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.77%
Biotechnology — 0.45%
Gilead Sciences, Inc., 2.55% due 9/1/2020	A/A3	100,000	102,981
Pharmaceuticals — 1.32%
[b] Actavis Funding SCS, 2.35% due 3/12/2018	BBB-/Baa3	60,000	60,709
[b] Actavis Funding SCS Floating Rate Note, 1.887% due 3/12/2020	BBB-/Baa3	60,000	59,784
[b,c] Mylan N.V., 3.00% due 12/15/2018	BBB-/Baa3	100,000	101,372
Zoetis, Inc., 3.45% due 11/13/2020	BBB-/Baa2	75,000	77,051

			401,897

REAL ESTATE — 0.44%
Real Estate Investment Trusts — 0.44%
Select Income REIT, 2.85% due 2/1/2018	BBB-/Baa2	100,000	100,070

			100,070

SOFTWARE & SERVICES — 3.65%
Information Technology Services — 1.79%
Fidelity National Information Services Inc., 2.85% due 10/15/2018	BBB/Baa3	150,000	152,445
Fiserv, Inc., 2.70% due 6/1/2020	BBB/Baa2	100,000	101,708
Total System Services, Inc., 3.80% due 4/1/2021	BBB-/Baa3	50,000	51,420
Total System Services, Inc., 2.375% due 6/1/2018	BBB-/Baa3	100,000	99,871
Internet Software & Services — 0.51%
eBay, Inc., 2.50% due 3/9/2018	BBB+/Baa1	115,000	116,865

Semi-Annual Reports    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Software — 1.35%
Autodesk, Inc., 3.125% due 6/15/2020	BBB/Baa2	$100,000	$101,427
CA Technologies, Inc., 2.875% due 8/15/2018	BBB+/Baa2	125,000	127,046
Electronic Arts, Inc., 3.70% due 3/1/2021	BBB-/Baa2	75,000	77,965

			828,747

TECHNOLOGY HARDWARE & EQUIPMENT — 2.22%
Communications Equipment — 1.33%
Cisco Systems, Inc., 2.20% due 2/28/2021	AA-/A1	50,000	50,995
Cisco Systems, Inc. Floating Rate Note, 1.212% due 2/21/2018	AA-/A1	150,000	150,393
Juniper Networks, Inc., 3.30% due 6/15/2020	BBB/Baa2	100,000	101,409
Technology, Hardware, Storage & Peripherals — 0.89%
Apple, Inc. Floating Rate Note, 1.438% due 2/22/2019	AA+/Aa1	50,000	50,443
Apple, Inc. Floating Rate Note, 1.748% due 2/23/2021	AA+/Aa1	50,000	50,682
[c] Hewlett-Packard Enterprise Co. Floating Rate Note, 2.543% due 10/5/2018	BBB/Baa2	100,000	100,154

			504,076

TELECOMMUNICATION SERVICES — 2.66%
Diversified Telecommunication Services — 2.22%
AT&T, Inc., 2.45% due 6/30/2020	BBB+/Baa1	100,000	101,332
AT&T, Inc., 1.546% due 11/27/2018	BBB+/Baa1	50,000	49,712
AT&T, Inc., 1.559% due 6/30/2020	BBB+/Baa1	50,000	49,490
[b] Telefonica Emisiones SAU, 6.421% due 6/20/2016	BBB/Baa2	100,000	101,072
Verizon Communications, Inc. Floating Rate Note, 2.382% due 9/14/2018	BBB+/Baa1	100,000	102,447
Verizon Communications, Inc. Floating Rate Note, 1.412% due 6/17/2019	BBB+/Baa1	100,000	99,762
Wireless Telecommunication Services — 0.44%
[c] Crown Castle Towers, LLC, 5.495% due 1/15/2037	NR/A2	100,000	100,957

			604,772

TRANSPORTATION — 0.57%
Air Freight & Logistics — 0.13%
[c] FedEx Corp. 2012 Pass Through Trust, 2.625% due 1/15/2018	BBB/Baa1	29,642	29,844
Road & Rail — 0.44%
[c] Penske Truck Leasing Co. LP/PTL Finance Corp., 3.20% due 7/15/2020	BBB-/Baa3	100,000	100,054

			129,898

UTILITIES — 4.47%
Electric Utilities — 3.58%
Cleveland Electric Illuminating Co., 7.88% due 11/1/2017	BBB+/Baa1	185,000	202,169
[b,c] Electricite de France S.A., 2.15% due 1/22/2019	A+/A1	100,000	101,160
[b,c] Enel Finance International S.A., 6.25% due 9/15/2017	BBB/Baa2	100,000	106,700
Exelon Corp., 1.55% due 6/9/2017	BBB-/Baa2	50,000	49,920
Exelon Corp., 2.85% due 6/15/2020	BBB-/Baa2	50,000	51,025
NextEra Energy Capital Holdings, Inc., 1.586% due 6/1/2017	BBB+/Baa1	100,000	100,083
Southern Power Co., 2.375% due 6/1/2020	BBB+/Baa1	100,000	99,660
The Southern Co., 2.45% due 9/1/2018	BBB+/Baa1	100,000	101,599
Gas Utilities — 0.44%
The Laclede Group, Inc. Floating Rate Note, 1.368% due 8/15/2017	BBB+/Baa2	100,000	99,606
Multi-Utilities — 0.45%
Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	BBB+/A2	100,000	101,511

			1,013,433

TOTAL CORPORATE BONDS (Cost $8,418,662)			8,469,134

CONVERTIBLE BONDS — 0.21%
REAL ESTATE — 0.21%
Real Estate Investment Trusts — 0.21%
[c] IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	50,000	47,250

			47,250

TOTAL CONVERTIBLE BONDS (Cost $47,945)			47,250

32    Semi-Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	March 31, 2016 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MUNICIPAL BONDS — 1.23%
JobsOhio Beverage System, 2.217% due 1/1/2019 (State Liquor Enterprise)	AA/Aa3	$100,000	$102,989
Louisiana Local Government Environmental Facilities and Community Development Authority, 1.66% due 2/1/2022 (Louisiana Utilities Restoration)	AAA/Aaa	75,126	76,073
Sandoval County, New Mexico, 1.452% due 6/1/2017	A+/NR	100,000	100,728

TOTAL MUNICIPAL BONDS (Cost $272,619)			279,790

SHORT TERM INVESTMENTS — 5.43%
[f] Thornburg Capital Management Fund	NR/NR	123,210	1,232,103

TOTAL SHORT TERM INVESTMENTS (Cost $1,232,103)			1,232,103

TOTAL INVESTMENTS — 100.82% (Cost $22,819,014)			$22,887,507
LIABILITIES NET OF OTHER ASSETS — (0.82)%			(186,699)

NET ASSETS — 100.00%			$22,700,808

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2016, the aggregate value of these securities in the Fund’s portfolio was $5,959,593, representing 26.25% of the Fund’s net assets.
d	When-issued security.
e	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
f	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period.

Issuer	Shares/Principal September 30, 2015	Gross Additions	Gross Reductions	Shares/Principal March 31, 2016	Market Value March 31, 2016	Investment Income	Realized Gain (loss)
Thornburg Capital Management Fund	307,812	867,919	1,052,521	123,210	$1,232,103	$4,793	$—

Total non-controlled affiliated issuers - 5.43% of net assets					$1,232,103	$4,793	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REIT	Real Estate Investment Trust

See notes to financial statements.

Semi-Annual Reports    33

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2016 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund	Thornburg Low Duration Income Fund
ASSETS
Investments at value (cost $303,104,137, $4,189,618,270, and $22,819,014, respectively) (Note 2)	$308,078,502	$4,208,743,869	$22,887,507
Cash	12,717,965	357,723	2,896
Receivable for investments sold	—	7,558,771	—
Receivable for fund shares sold	2,070,431	22,624,839	—
Receivable from investment advisor	—	—	12,292
Dividend and interest reclaim receivable	—	2,047	21
Interest receivable	1,034,888	25,133,434	77,635
Prepaid expenses and other assets	73,077	129,137	31,225

Total Assets	323,974,863	4,264,549,820	23,011,576

LIABILITIES
Payable for investments purchased	26,304	6,213,106	151,048
Payable for fund shares redeemed	438,729	8,720,956	110,379
Payable to investment advisor and other affiliates (Note 3)	169,540	2,043,850	—
Accounts payable and accrued expenses	92,031	677,442	48,549
Dividends payable	119,638	918,438	792

Total Liabilities	846,242	18,573,792	310,768

NET ASSETS	$323,128,621	$4,245,976,028	$22,700,808

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(592,542)	$(1,723,028)	$(7,135)
Net unrealized appreciation on investments	4,974,365	19,125,600	68,492
Accumulated net realized gain (loss)	(8,569,216)	4,333,743	576
Net capital paid in on shares of beneficial interest	327,316,014	4,224,239,713	22,638,875

	$323,128,621	$4,245,976,028	$22,700,808

34    Semi-Annual Reports

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

March 31, 2016 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund	Thornburg Low Duration Income Fund
NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($114,093,982, $1,105,939,678, and $10,509,582 applicable to 8,589,651, 82,855,050, and 847,569 shares of beneficial interest outstanding - Note 4)	$13.28	$13.35	$12.40
Maximum sales charge, 1.50% of offering price	0.20	0.20	0.19

Maximum offering price per share	$13.48	$13.55	$12.59

Class B Shares:
Net asset value per share* ($246,684 applicable to 18,612 shares of beneficial interest outstanding - Note 4)	$13.25	$—	$—

Class C Shares:
Net asset value and offering price per share* ($52,377,869 and $638,331,544 applicable to 3,919,796 and 47,900,023 shares of beneficial interest outstanding - Note 4)	$13.36	$13.33	$—

Class I Shares:
Net asset value, offering and redemption price per share ($130,234,493, $2,325,173,113, and $12,191,226 applicable to 9,804,899, 174,169,107, and 983,315 shares of beneficial interest outstanding - Note 4)	$13.28	$13.35	$12.40

Class R3 Shares:
Net asset value, offering and redemption price per share ($22,571,758 and $109,835,750 applicable to 1,698,367 and 8,222,680 shares of beneficial interest outstanding - Note 4)	$13.29	$13.36	$—

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,202,464 and $6,035,221 applicable to 90,542 and 452,444 shares of beneficial interest outstanding - Note 4)	$13.28	$13.34	$—

Class R5 Shares:
Net asset value, offering and redemption price per share ($2,401,371 and $60,660,722 applicable to 180,747 and 4,544,988 shares of beneficial interest outstanding - Note 4)	$13.29	$13.35	$—

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Reports    35

STATEMENTS OF OPERATIONS

Six Months Ended March 31, 2016 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund	Thornburg Low Duration Income Fund
INVESTMENT INCOME
Dividend income	$—	$—	$4,793
Interest income (net of premium amortized of $389,905, $4,445,266, and $36,930 and net of paydown losses of $526,007, $2,382,456, and $7,981, respectively)	2,741,915	52,787,058	135,581

Total Income	2,741,915	52,787,058	140,374

EXPENSES
Investment advisory fees (Note 3)	562,618	6,941,554	39,050
Administration fees (Note 3)
Class A Shares	66,966	626,998	6,514
Class B Shares	112	—	—
Class C Shares	30,627	386,814	—
Class I Shares	30,246	526,143	2,276
Class R3 Shares	12,139	89,924	—
Class R4 Shares	657	2,887	—
Class R5 Shares	569	20,562	—
Distribution and service fees (Note 3)
Class A Shares	133,932	1,253,997	10,488
Class B Shares	888	—	—
Class C Shares	122,747	1,551,005	—
Class R3 Shares	48,853	363,304	—
Class R4 Shares	1,322	5,804	—
Transfer agent fees
Class A Shares	43,214	510,130	13,631
Class B Shares	2,291	—	—
Class C Shares	25,376	245,260	—
Class I Shares	39,204	731,354	1,618
Class R3 Shares	17,663	54,210	—
Class R4 Shares	1,555	11,252	—
Class R5 Shares	3,873	58,562	—
Registration and filing fees
Class A Shares	12,967	18,696	14,359
Class B Shares	8,124	—	—
Class C Shares	10,930	15,647	—
Class I Shares	11,096	76,859	14,503
Class R3 Shares	9,286	10,485	—
Class R4 Shares	11,687	11,684	—
Class R5 Shares	11,345	11,679	—
Custodian fees (Note 3)	47,425	214,865	23,170
Professional fees	23,850	57,625	27,878
Accounting fees (Note 3)	4,972	68,950	366
Trustee fees	5,918	77,750	366
Other expenses	12,103	125,791	2,584

Total Expenses	1,314,555	14,069,791	156,803
Less:
Expenses reimbursed by investment advisor (Note 3)	(72,837)	(101,485)	(53,244)
Investment advisory fees waived by investment advisor (Note 3)	—	—	(44,292)

Net Expenses	1,241,718	13,968,306	59,267

Net Investment Income	$1,500,197	$38,818,752	$81,107

36    Semi-Annual Reports

STATEMENTS OF OPERATIONS, CONTINUED

Six Months Ended March 31, 2016 (Unaudited)

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund	Thornburg Low Duration Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments	$196,035	$4,439,404	$3,774
Net change in unrealized appreciation (depreciation) on investments	971,105	7,036,560	53,989

Net Realized and Unrealized Gain	1,167,140	11,475,964	57,763

Net Increase in Net Assets Resulting from Operations	$2,667,337	$50,294,716	$138,870

See notes to financial statements.

Semi-Annual Reports    37

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31, 2016*	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$1,500,197	$3,153,913
Net realized gain (loss) from investments	196,035	185,164
Net unrealized appreciation (depreciation) on investments	971,105	1,226,277

Net Increase (Decrease) in Net Assets Resulting from Operations	2,667,337	4,565,354

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(712,262)	(1,998,645)
Class B Shares	(74)	(1,634)
Class C Shares	(257,867)	(673,384)
Class I Shares	(1,015,227)	(1,613,526)
Class R3 Shares	(123,202)	(223,583)
Class R4 Shares	(6,669)	(2,013)
Class R5 Shares	(17,996)	(40,628)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	8,956,877	(28,020,798)
Class B Shares	100,249	(569,272)
Class C Shares	5,497,579	(4,206,537)
Class I Shares	17,212,567	43,553,428
Class R3 Shares	6,201,239	2,569,073
Class R4 Shares	494,906	689,938
Class R5 Shares	227,425	313,658

Net Increase in Net Assets	39,224,882	14,341,431

NET ASSETS
Beginning of Period	283,903,739	269,562,308

End of Period	$323,128,621	$283,903,739

Undistributed (distribution in excess of) net investment income	$(592,542)	$40,558

*	Unaudited.

See notes to financial statements.

38    Semi-Annual Reports

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Six Months Ended March 31, 2016*	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$38,818,752	$72,828,989
Net realized gain (loss) from investments	4,439,404	2,898,742
Net unrealized appreciation (depreciation) on investments	7,036,560	(26,307,541)

Net Increase (Decrease) in Net Assets Resulting from Operations	50,294,716	49,420,190

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(9,487,255)	(19,108,273)
Class C Shares	(5,136,962)	(10,876,303)
Class I Shares	(23,637,640)	(42,187,380)
Class R3 Shares	(1,264,488)	(2,507,503)
Class R4 Shares	(40,859)	(45,910)
Class R5 Shares	(891,048)	(693,620)
From realized gains
Class A Shares	—	(4,830,351)
Class C Shares	—	(3,183,519)
Class I Shares	—	(8,807,696)
Class R3 Shares	—	(673,050)
Class R4 Shares	—	(477)
Class R5 Shares	—	(93,460)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	125,884,793	82,366,188
Class C Shares	25,512,110	25,363,704
Class I Shares	336,920,726	426,827,856
Class R3 Shares	(63,292,628)	54,628,845
Class R4 Shares	2,105,601	3,896,559
Class R5 Shares	(35,778,482)	79,873,082

Net Increase in Net Assets	401,188,584	629,368,882

NET ASSETS
Beginning of Period	3,844,787,444	3,215,418,562

End of Period	$4,245,976,028	$3,844,787,444

Distribution in excess of net investment income	$(1,723,028)	$(83,528)

*	Unaudited.

See notes to financial statements.

Semi-Annual Reports    39

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Low Duration Income Fund

	Six Months Ended March 31, 2016*	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$81,107	$103,665
Net realized gain (loss) from investments	3,774	(1,200)
Net unrealized appreciation (depreciation) on investments	53,989	(10,894)

Net Increase (Decrease) in Net Assets Resulting from Operations	138,870	91,571

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(43,361)	(62,161)
Class I Shares	(47,462)	(41,488)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	552,755	3,274,840
Class I Shares	4,104,412	4,356,593

Net Increase in Net Assets	4,705,214	7,619,355

NET ASSETS
Beginning of Period	17,995,594	10,376,239

End of Period	$22,700,808	$17,995,594

Undistributed (distribution in excess of) net investment income	$(7,135)	$2,542

*	Unaudited.

See notes to financial statements.

40    Semi-Annual Reports

NOTES TO FINANCIAL STATEMENTS

March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”), Thornburg Limited Term Income Fund (the “Income Fund”) and Thornburg Low Duration Income Fund (the “Low Duration Fund”), collectively the “Funds”, are a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently three of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. As a secondary objective, the Government Fund and the Income Fund seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently has seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). The Fund no longer offers Class B shares for sale. Class B shares outstanding for eight years convert to Class A shares of the Government Fund.

The Income Fund currently offers six classes of shares of beneficial interest outstanding, Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”).

The Low Duration Fund currently offers two classes of shares of beneficial interest outstanding, Class A and Institutional Class (“Class I”).

Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. Each Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the

Semi-Annual Reports    41

NOTES TO FINANCIAL STATEMENTS, CONTINUED

March 31, 2016 (Unaudited)

price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Measurements: The Funds categorize investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within a Fund’s hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by a Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the Fund’s valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the Fund’s hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

GOVERNMENT FUND

The following table displays a summary of the fair value hierarchy measurements of the Government Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2016
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$64,388,422	$64,388,422	$—	$—
U.S. Government Agencies	64,886,118	—	61,966,579	2,919,539
Mortgage Backed	153,204,967	—	153,204,967	—
Short Term Investments	25,598,995	—	25,598,995	—

Total Investments in Securities	$308,078,502	$64,388,422	$240,770,541	$2,919,539

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, a portfolio security characterized as a Level 3 investment was fair valued by the Committee using a yield of 2.2%, based upon current market prices and yields of comparable securities.

42    Semi-Annual Reports

NOTES TO FINANCIAL STATEMENTS, CONTINUED

March 31, 2016 (Unaudited)

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2016 is as follows:

	U.S. Government Agencies	Total(d)
Beginning Balance 9/30/2015	$2,108,287	$2,108,287
Accrued Discounts (Premiums)	425	425
Net Realized Gain (Loss)(a)	226,696	226,696
Gross Purchases	3,000,000	3,000,000
Gross Sales	(2,261,898)	(2,261,898)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	(153,971)	(153,971)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance 3/31/2016	$2,919,539	$2,919,539

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2016.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2016.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2016, which were valued using significant unobservable inputs were $31,766. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2016.
(d)	Level 3 investments represent 0.90% of total net assets at the six months ended March 31, 2016. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

INCOME FUND

The following table displays a summary of the fair value hierarchy measurements of the Income Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2016
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$62,627,427	$62,627,427	$—	$—
U.S. Government Agencies	282,300,602	—	278,775,602	3,525,000
Other Government	89,855,099	—	89,855,099	—
Mortgage Backed	154,805,776	—	154,805,776	—
Asset Backed Securities	904,029,769	—	874,972,389	29,057,380
Corporate Bonds	2,157,371,964	—	2,157,371,964	—
Convertible Bonds	18,852,750	—	18,852,750	—
Municipal Bonds	144,664,888	—	144,664,888	—
Other Securities	14,050,050	—	14,050,050	—
Short Term Investments	380,185,544	—	380,185,544	—

Total Investments in Securities	$4,208,743,869	$62,627,427	$4,113,534,062	$32,582,380

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, unadjusted broker quotes were applied to $14,565,964 in portfolio securities characterized as Level 3 investments at March 31, 2016. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at March 31, 2016:

Semi-Annual Reports    43

NOTES TO FINANCIAL STATEMENTS, CONTINUED

March 31, 2016 (Unaudited)

INCOME FUND (Continued)

	Fair Value at March 31, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Asset Backed Securities	$18,016,416	Discounted cash flows	Third party vendor projection of discounted cash flows	3.8% (N/A)

Total	$18,016,416

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2016 is as follows:

	Asset Backed Securities	U.S. Government Agencies	Total(d)
Beginning Balance 9/30/2015	$21,798,405	$5,300,096	$27,098,501
Accrued Discounts (Premiums)	8,989	(19,256)	(10,267)
Net Realized Gain (Loss)(a)	30,157	207,817	237,974
Gross Purchases	8,949,992	—	8,949,992
Gross Sales	(1,769,872)	(1,970,532)	(3,740,404)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	39,709	6,875	46,584
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Ending Balance 3/31/2016	$29,057,380	$3,525,000	$32,582,380

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2016.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2016.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2016, which were valued using significant unobservable inputs were $46,584. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2016.
(d)	Level 3 investments represent 0.77% of total net assets at the six months ended March 31, 2016. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

LOW DURATION FUND

The following table displays a summary of the fair value hierarchy measurements of the Low Duration Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2016
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$6,770,707	$6,770,707	$—	$—
U.S. Government Agencies	523,741	—	523,741	—
Mortgage Backed	212,222	—	212,222	—
Asset Backed Securities	5,352,560	—	5,257,456	95,104
Corporate Bonds	8,469,134	—	8,469,134	—
Convertible Bonds	47,250	—	47,250	—
Municipal Bonds	279,790	—	279,790	—
Short Term Investments	1,232,103	1,232,103	—	—

Total Investments in Securities	$22,887,507	$8,002,810	$14,789,593	$95,104

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, unadjusted broker quotes were applied to a $95,104 portfolio security characterized as a Level 3 investment at March 31, 2016.

44    Semi-Annual Reports

NOTES TO FINANCIAL STATEMENTS, CONTINUED

March 31, 2016 (Unaudited)

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2016 is as follows:

	Asset Backed Securities	Total(a)
Beginning Balance 9/30/2015	$—	$—
Accrued Discounts (Premiums)	—	—
Net Realized Gain (Loss)	—	—
Gross Purchases	100,000	100,000
Gross Sales	(4,896)	(4,896)
Net Change in Unrealized Appreciation (Depreciation)	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance 3/31/2016	$95,104	$95,104

(a)	Level 3 investments represent 0.42% of total net assets at the six months ended March 31, 2016. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of each Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities. The Funds’ tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining the Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds is declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Pay down gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day

Semi-Annual Reports    45

NOTES TO FINANCIAL STATEMENTS, CONTINUED

March 31, 2016 (Unaudited)

(after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund, .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund and .40 of 1% to .225 of 1% per annum of the average daily net assets of the Low Duration Fund, depending on each Fund’s asset size. The Funds pay the Advisor the costs of personnel who perform certain accounting services for the Funds. For the six months ended March 31, 2016, the Government Fund, Income Fund, and Low Duration Fund paid $4,972, $68,950, and $366 to the Advisor for these accounting services, respectively. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Funds’ shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, Class R3, and Class R4 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I and Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2016, the Distributor has advised the Funds that they earned net commissions and collected contingent deferred sales charges (CDSC fees) as follows:

	Government Fund	Income Fund	Low Duration Fund
Commissions	$—	$—		$13
CDSC fees	$697	$9,906	$	N/A

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class B, Class C, Class I, Class R3, and Class R4 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to Government Fund’s and Income Fund’s Class C and Class R3 shares, and also applicable to Government Fund’s Class B shares, under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2016, are set forth in the Statements of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Funds so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Funds prior to that date. The Advisor and Distributor retain the right to be repaid by the Funds for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, distribution fees, and voluntarily waived Fund level investment advisory fees as follows:

46    Semi-Annual Reports

NOTES TO FINANCIAL STATEMENTS, CONTINUED

March 31, 2016 (Unaudited)

	Government Fund	Income Fund	Low Duration Fund
Contractual:
Class A	$—	$—	$34,790
Class B	$9,864	$—	$—
Class C	$3,181	$—	$—
Class I	$—	$—	$18,454
Class R3	$34,318	$77,919	$—
Class R4	$12,318	$17,495	$—
Class R5	$13,156	$6,071	$—

	Government Fund	Income Fund	Low Duration Fund
Voluntary:
Class A	$—	$—	$23,643
Class I	$—	$—	$20,649

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Low Duration Fund held by affiliated Trustees and Officers and the Advisor is approximately 24.83%.

The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Income Fund had transactions of $15,135,343 in purchases; the Government Fund and the Low Duration Fund had no transactions with affiliated funds.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Six Months Ended		Year Ended
	March 31, 2016 (Unaudited)		September 30, 2015 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,633,887	$21,574,964	1,924,018	$25,556,433
Shares issued to shareholders in reinvestment of dividends	46,731	617,757	117,336	1,559,285
Shares repurchased	(1,001,858)	(13,235,844)	(4,145,593)	(55,136,516)

Net increase (decrease)	678,760	$8,956,877	(2,104,239)	$(28,020,798)

Class B Shares
Shares sold	13,171	$173,000	1,585	$21,000
Shares issued to shareholders in reinvestment of dividends	6	72	118	1,567
Shares repurchased	(5,517)	(72,823)	(44,658)	(591,839)

Net increase (decrease)	7,660	$100,249	(42,955)	$(569,272)

Class C Shares
Shares sold	1,078,796	$14,321,959	567,096	$7,580,761
Shares issued to shareholders in reinvestment of dividends	16,960	225,522	44,200	590,931
Shares repurchased	(681,294)	(9,049,902)	(925,703)	(12,378,229)

Net increase (decrease)	414,462	$5,497,579	(314,407)	$(4,206,537)

Semi-Annual Reports    47

NOTES TO FINANCIAL STATEMENTS, CONTINUED

March 31, 2016 (Unaudited)

GOVERNMENT FUND (Continued)

	Six Months Ended		Year Ended
	March 31, 2016 (Unaudited)		September 30, 2015 (Audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	4,245,403	$56,105,523	4,981,837	$66,066,766
Shares issued to shareholders in reinvestment of dividends	43,087	569,609	89,785	1,193,030
Shares repurchased	(2,992,084)	(39,462,565)	(1,785,584)	(23,706,368)

Net increase (decrease)	1,296,406	$17,212,567	3,286,038	$43,553,428

Class R3 Shares
Shares sold	793,317	$10,491,803	565,901	$7,509,633
Shares issued to shareholders in reinvestment of dividends	8,529	112,774	15,356	204,132
Shares repurchased	(333,117)	(4,403,338)	(386,887)	(5,144,692)

Net increase (decrease)	468,729	$6,201,239	194,370	$2,569,073

Class R4 Shares
Shares sold	39,976	$530,192	59,286	$785,142
Shares issued to shareholders in reinvestment of dividends	500	6,605	145	1,922
Shares repurchased	(3,171)	(41,891)	(7,333)	(97,126)

Net increase (decrease)	37,305	$494,906	52,098	$689,938

Class R5 Shares
Shares sold	36,782	$486,105	83,822	$1,113,821
Shares issued to shareholders in reinvestment of dividends	211	2,785	402	5,348
Shares repurchased	(19,812)	(261,465)	(60,670)	(805,511)

Net increase (decrease)	17,181	$227,425	23,554	$313,658

48    Semi-Annual Reports

NOTES TO FINANCIAL STATEMENTS, CONTINUED

March 31, 2016 (Unaudited)

INCOME FUND

	Six Months Ended		Year Ended
	March 31, 2016 (Unaudited)		September 30, 2015 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	19,564,221	$259,471,535	25,227,014	$338,693,537
Shares issued to shareholders in reinvestment of dividends	627,816	8,330,818	1,573,173	21,117,049
Shares repurchased	(10,697,572)	(141,917,560)	(20,664,967)	(277,444,398)

Net increase (decrease)	9,494,465	$125,884,793	6,135,220	$82,366,188

Class C Shares
Shares sold	6,765,293	$89,543,505	10,395,179	$139,390,004
Shares issued to shareholders in reinvestment of dividends	346,274	4,587,108	932,129	12,491,193
Shares repurchased	(5,183,976)	(68,618,503)	(9,440,866)	(126,517,493)

Net increase (decrease)	1,927,591	$25,512,110	1,886,442	$25,363,704

Class I Shares
Shares sold	50,232,167	$666,195,179	67,108,821	$901,062,644
Shares issued to shareholders in reinvestment of dividends	1,561,410	20,720,444	3,275,176	43,963,186
Shares repurchased	(26,392,205)	(349,994,897)	(38,605,988)	(518,197,974)

Net increase (decrease)	25,401,372	$336,920,726	31,778,009	$426,827,856

Class R3 Shares
Shares sold	3,865,692	$51,242,903	9,152,610	$122,597,022
Shares issued to shareholders in reinvestment of dividends	90,833	1,206,020	227,265	3,052,454
Shares repurchased	(8,707,230)	(115,741,551)	(5,298,078)	(71,020,631)

Net increase (decrease)	(4,750,705)	$(63,292,628)	4,081,797	$54,628,845

Class R4 Shares
Shares sold	184,181	$2,439,917	342,702	$4,602,724
Shares issued to shareholders in reinvestment of dividends	558	7,409	287	3,848
Shares repurchased	(25,777)	(341,725)	(52,971)	(710,013)

Net increase (decrease)	158,962	$2,105,601	290,018	$3,896,559

Class R5 Shares
Shares sold	3,174,335	$42,049,029	6,867,097	$91,721,414
Shares issued to shareholders in reinvestment of dividends	67,312	893,060	57,917	775,893
Shares repurchased	(5,925,888)	(78,720,571)	(943,243)	(12,624,225)

Net increase (decrease)	(2,684,241)	$(35,778,482)	5,981,771	$79,873,082

Semi-Annual Reports    49

NOTES TO FINANCIAL STATEMENTS, CONTINUED

March 31, 2016 (Unaudited)

LOW DURATION INCOME FUND

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30, 2015 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	214,532	$2,650,712	591,759	$7,333,655
Shares issued to shareholders in reinvestment of dividends	3,451	42,637	4,384	54,300
Shares repurchased	(173,479)	(2,140,594)	(332,679)	(4,113,115)

Net increase (decrease)	44,504	$552,755	263,464	$3,274,840

Class I Shares
Shares sold	380,527	$4,699,340	377,417	$4,668,821
Shares issued to shareholders in reinvestment of dividends	3,597	44,448	3,074	38,070
Shares repurchased	(51,812)	(639,376)	(28,279)	(350,298)

Net increase (decrease)	332,312	$4,104,412	352,212	$4,356,593

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Government Fund had purchase and sale transactions of investments (excluding short-term investments) of $66,143,577 and $13,084,756, respectively. The Income Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $837,456,740 and $359,381,924, respectively. The Low Duration Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $7,097,711 and $1,427,995, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

	Government Fund	Income Fund	Low Duration Fund
Cost of investments for tax purposes	$303,104,137	$4,189,618,270	$22,819,014

Gross unrealized appreciation on a tax basis	$5,564,873	$64,791,265	$134,753
Gross unrealized depreciation on a tax basis	(590,508)	(45,665,666)	(66,260)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,974,365	$19,125,599	$68,493

At March 31, 2016, the Government Fund, Income Fund, and Low Duration Fund had deferred tax basis capital loses occurring subsequent to October 31, 2014, through September 30, 2015, of $1,216,806, $71,842, and $0, respectively. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

At March 31, 2016, the Government Fund had cumulative tax basis capital losses of $7,424,164, (of which $2,089,134 are short-term and $5,335,030 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses generated prior to October 1, 2011 which may expire prior to utilization.

50    Semi-Annual Reports

NOTES TO FINANCIAL STATEMENTS, CONTINUED

March 31, 2016 (Unaudited)

At March 31, 2016, the Government Fund had cumulative tax basis capital losses generated prior to October 1, 2011 which may expire prior to utilization. Such capital loss carryforwards expire as follows:

2018	$17,316
2019	106,151

$123,467

At March 31, 2016, the Low Duration Fund had cumulative tax basis capital losses of $3,198, (of which $0 are short-term and $3,198 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

OTHER NOTES

Risks: Each Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, the risks associated with investments in structured finance arrangements, and, in the case of Income Fund and Low Duration Fund, the risks associated with investments in non-U.S. issuers. Please see each Fund’s prospectus for a discussion of the risks associated with an investment in the Funds.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Reports    51

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term U.S. Government Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2016(b)(c)	$13.26	0.06	0.05	0.11	(0.09)	—	(0.09)	$13.28	0.91	(d)	0.92	(d)	0.92	(d)	0.92	(d)	0.82	5.01	$114,094
2015(c)	$13.27	0.15	0.06	0.21	(0.22)	—	(0.22)	$13.26	1.15		0.92		0.92		0.92		1.62	14.15	$104,933
2014(c)	$13.36	0.19	(0.02)	0.17	(0.26)	—	(0.26)	$13.27	1.41		0.93		0.93		0.94		1.30	8.14	$132,916
2013(c)	$13.86	0.20	(0.39)	(0.19)	(0.31)	—	(0.31)	$13.36	1.45		0.89		0.89		0.89		(1.38)	12.18	$159,225
2012(c)	$13.90	0.25	0.06	0.31	(0.35)	—	(0.35)	$13.86	1.79		0.89		0.89		0.89		2.29	9.89	$214,749
2011(c)	$13.94	0.33	0.03	0.36	(0.40)	—	(0.40)	$13.90	2.42		0.90		0.89		0.90		2.66	14.62	$202,910
Class B Shares
2016(b)	$13.24	(0.02)	0.04	0.02	(0.01)	—	(0.01)	$13.25	(0.35	)(d)	2.17	(d)	2.17	(d)	13.22	(d)	0.13	5.01	$247
2015	$13.24	(0.02)	0.07	0.05	(0.05)	—	(0.05)	$13.24	(0.14)		2.23		2.22		7.08		0.35	14.15	$145
2014	$13.33	(0.01)	(0.02)	(0.03)	(0.06)	—	(0.06)	$13.24	(0.06)		2.40		2.40		3.60		(0.19)	8.14	$714
2013	$13.83	0.01	(0.39)	(0.38)	(0.12)	—	(0.12)	$13.33	0.07		2.29		2.29		2.57		(2.75)	12.18	$1,384
2012	$13.87	0.06	0.06	0.12	(0.16)	—	(0.16)	$13.83	0.42		2.26		2.25		2.26		0.90	9.89	$3,452
2011	$13.91	0.16	0.02	0.18	(0.22)	—	(0.22)	$13.87	1.13		2.20		2.19		2.20		1.33	14.62	$4,368
Class C Shares
2016(b)	$13.34	0.04	0.05	0.09	(0.07)	—	(0.07)	$13.36	0.63	(d)	1.20	(d)	1.20	(d)	1.21	(d)	0.67	5.01	$52,378
2015	$13.35	0.12	0.06	0.18	(0.19)	—	(0.19)	$13.34	0.88		1.20		1.20		1.21		1.34	14.15	$46,777
2014	$13.45	0.15	(0.02)	0.13	(0.23)	—	(0.23)	$13.35	1.14		1.19		1.19		1.20		0.96	8.14	$51,001
2013	$13.94	0.16	(0.37)	(0.21)	(0.28)	—	(0.28)	$13.45	1.17		1.17		1.17		1.17		(1.56)	12.18	$73,877
2012	$13.98	0.21	0.07	0.28	(0.32)	—	(0.32)	$13.94	1.51		1.17		1.17		1.17		2.01	9.89	$102,790
2011	$14.03	0.30	0.02	0.32	(0.37)	—	(0.37)	$13.98	2.15		1.17		1.16		1.17		2.31	14.62	$100,212
Class I Shares
2016(b)	$13.26	0.08	0.05	0.13	(0.11)	—	(0.11)	$13.28	1.26	(d)	0.57	(d)	0.57	(d)	0.57	(d)	0.99	5.01	$130,234
2015	$13.27	0.19	0.06	0.25	(0.26)	—	(0.26)	$13.26	1.45		0.62		0.62		0.62		1.93	14.15	$112,853
2014	$13.36	0.23	(0.02)	0.21	(0.30)	—	(0.30)	$13.27	1.73		0.61		0.61		0.61		1.62	8.14	$69,309
2013	$13.86	0.24	(0.38)	(0.14)	(0.36)	—	(0.36)	$13.36	1.78		0.56		0.56		0.56		(1.05)	12.18	$73,645
2012	$13.90	0.29	0.07	0.36	(0.40)	—	(0.40)	$13.86	2.12		0.56		0.55		0.56		2.63	9.89	$98,112
2011	$13.94	0.37	0.04	0.41	(0.45)	—	(0.45)	$13.90	2.71		0.57		0.57		0.57		2.99	14.62	$82,994
Class R3 Shares
2016(b)	$13.27	0.06	0.04	0.10	(0.08)	—	(0.08)	$13.29	0.84	(d)	0.99	(d)	0.99	(d)	1.34	(d)	0.78	5.01	$22,572
2015	$13.28	0.14	0.06	0.20	(0.21)	—	(0.21)	$13.27	1.09		0.99		0.99		1.35		1.55	14.15	$16,320
2014	$13.37	0.18	(0.02)	0.16	(0.25)	—	(0.25)	$13.28	1.35		0.99		0.99		1.31		1.23	8.14	$13,748
2013	$13.87	0.18	(0.38)	(0.20)	(0.30)	—	(0.30)	$13.37	1.35		0.99		0.99		1.27		(1.47)	12.18	$15,350
2012	$13.91	0.23	0.07	0.30	(0.34)	—	(0.34)	$13.87	1.69		1.00		0.99		1.29		2.19	9.89	$15,486
2011	$13.95	0.32	0.03	0.35	(0.39)	—	(0.39)	$13.91	2.33		1.00		0.99		1.32		2.56	14.62	$12,749
Class R4 Shares
2016(b)	$13.26	0.06	0.04	0.10	(0.08)	—	(0.08)	$13.28	0.84	(d)	0.99	(d)	0.99	(d)	3.33	(d)	0.78	5.01	$1,203
2015	$13.27	0.13	0.08	0.21	(0.22)	—	(0.22)	$13.26	1.00		0.99		0.99		17.30	(e)	1.55	14.15	$706
2014(f)	$13.36	0.14	(0.03)	0.11	(0.20)	—	(0.20)	$13.27	1.57	(d)	0.99	(d)	0.99	(d)	64.66	(d)(e)	0.78	8.14	$15
Class R5 Shares
2016(b)	$13.27	0.08	0.04	0.12	(0.10)	—	(0.10)	$13.29	1.16	(d)	0.67	(d)	0.67	(d)	1.82	(d)	0.94	5.01	$2,401
2015	$13.27	0.19	0.07	0.26	(0.26)	—	(0.26)	$13.27	1.40		0.67		0.67		2.02		1.95	14.15	$2,170
2014	$13.36	0.21	— (g)	0.21	(0.30)	—	(0.30)	$13.27	1.59		0.67		0.67		2.87		1.56	8.14	$1,859
2013	$13.85	0.24	(0.39)	(0.15)	(0.34)	—	(0.34)	$13.36	1.83		0.67		0.67		7.28	(e)	(1.09)	12.18	$881
2012(h)	$13.84	0.10	0.07	0.17	(0.16)	—	(0.16)	$13.85	1.87	(d)	0.68	(d)	0.67	(d)	44.86	(d)(e)	1.20	9.89	$299

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this class of shares was February 1, 2014.
(g)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(h)	Effective date of this class of shares was May 1, 2012.
+	Based on weighted average shares outstanding.

See notes to financial statements.

52 Semi-Annual Reports	Semi-Annual Reports 53

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2016(b)(c)	$13.32	0.12	0.04	0.16	(0.13)	—	(0.13)	$13.35	1.81	(d)	0.86	(d)	0.86	(d)	0.86	(d)	1.18	10.78	$1,105,939
2015(c)	$13.49	0.26	(0.09)	0.17	(0.27)	(0.07)	(0.34)	$13.32	1.94		0.87		0.87		0.87		1.27	18.71	$977,470
2014(c)	$13.42	0.29	0.19	0.48	(0.30)	(0.11)	(0.41)	$13.49	2.15		0.89		0.89		0.89		3.61	29.41	$906,708
2013(c)	$13.72	0.32	(0.22)	0.10	(0.34)	(0.06)	(0.40)	$13.42	2.33		0.88		0.88		0.88		0.69	36.66	$1,029,692
2012(c)	$13.32	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.72	2.94		0.93		0.93		0.93		7.04	23.72	$1,049,044
2011(c)	$13.41	0.46	(0.04)	0.42	(0.47)	(0.04)	(0.51)	$13.32	3.44		0.98		0.97		0.98		3.19	24.86	$578,731
Class C Shares
2016(b)	$13.30	0.10	0.04	0.14	(0.11)	—	(0.11)	$13.33	1.58	(d)	1.09	(d)	1.09	(d)	1.09	(d)	1.06	10.78	$638,332
2015	$13.47	0.23	(0.09)	0.14	(0.24)	(0.07)	(0.31)	$13.30	1.71		1.10		1.10		1.10		1.04	18.71	$611,555
2014	$13.39	0.26	0.20	0.46	(0.27)	(0.11)	(0.38)	$13.47	1.92		1.11		1.11		1.11		3.46	29.41	$593,658
2013	$13.70	0.28	(0.23)	0.05	(0.30)	(0.06)	(0.36)	$13.39	2.09		1.12		1.12		1.12		0.38	36.66	$632,918
2012	$13.30	0.36	0.52	0.88	(0.39)	(0.09)	(0.48)	$13.70	2.70		1.18		1.18		1.18		6.78	23.72	$604,314
2011	$13.39	0.42	(0.04)	0.38	(0.43)	(0.04)	(0.47)	$13.30	3.19		1.22		1.22		1.23		2.93	24.86	$366,822
Class I Shares
2016(b)	$13.33	0.14	0.03	0.17	(0.15)	—	(0.15)	$13.35	2.16	(d)	0.51	(d)	0.51	(d)	0.51	(d)	1.28	10.78	$2,325,173
2015	$13.49	0.31	(0.08)	0.23	(0.32)	(0.07)	(0.39)	$13.33	2.29		0.52		0.52		0.52		1.71	18.71	$1,982,536
2014	$13.42	0.33	0.20	0.53	(0.35)	(0.11)	(0.46)	$13.49	2.49		0.54		0.54		0.54		3.98	29.41	$1,578,168
2013	$13.73	0.36	(0.23)	0.13	(0.38)	(0.06)	(0.44)	$13.42	2.68		0.53		0.53		0.53		0.98	36.66	$1,260,449
2012	$13.32	0.44	0.53	0.97	(0.47)	(0.09)	(0.56)	$13.73	3.27		0.58		0.58		0.58		7.49	23.72	$1,012,430
2011	$13.41	0.50	(0.04)	0.46	(0.51)	(0.04)	(0.55)	$13.32	3.79		0.63		0.63		0.63		3.55	24.86	$448,669
Class R3 Shares
2016(b)	$13.33	0.11	0.04	0.15	(0.12)	—	(0.12)	$13.36	1.68	(d)	0.99	(d)	0.99	(d)	1.10	(d)	1.11	10.78	$109,836
2015	$13.50	0.24	(0.09)	0.15	(0.25)	(0.07)	(0.32)	$13.33	1.82		0.99		0.99		1.11		1.16	18.71	$172,992
2014	$13.43	0.27	0.19	0.46	(0.28)	(0.11)	(0.39)	$13.50	2.04		0.99		0.99		1.12		3.51	29.41	$120,013
2013	$13.73	0.30	(0.22)	0.08	(0.32)	(0.06)	(0.38)	$13.43	2.22		0.99		0.99		1.14		0.59	36.66	$81,585
2012	$13.33	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.73	2.88		0.99		0.99		1.19		6.97	23.72	$73,373
2011	$13.42	0.45	(0.03)	0.42	(0.47)	(0.04)	(0.51)	$13.33	3.42		0.99		0.99		1.29		3.17	24.86	$30,022
Class R4 Shares
2016(b)	$13.32	0.11	0.03	0.14	(0.12)	—	(0.12)	$13.34	1.68	(d)	0.99	(d)	0.99	(d)	1.75	(d)	1.03	10.78	$6,035
2015	$13.48	0.24	(0.08)	0.16	(0.25)	(0.07)	(0.32)	$13.32	1.82		0.98		0.98		1.66		1.24	18.71	$3,908
2014(e)	$13.42	0.18	0.07	0.25	(0.19)	—	(0.19)	$13.48	1.99	(d)	0.99	(d)	0.99	(d)	61.75	(d)	1.84	29.41	$47
Class R5 Shares
2016(b)	$13.32	0.14	0.03	0.17	(0.14)	—	(0.14)	$13.35	2.08	(d)	0.58	(d)	0.58	(d)	0.60	(d)	1.31	10.78	$60,661
2015	$13.49	0.29	(0.09)	0.20	(0.30)	(0.07)	(0.37)	$13.32	2.17		0.64		0.64		0.67		1.50	18.71	$96,326
2014	$13.42	0.32	0.19	0.51	(0.33)	(0.11)	(0.44)	$13.49	2.38		0.64		0.64		0.72		3.86	29.41	$16,825
2013	$13.72	0.34	(0.21)	0.13	(0.37)	(0.06)	(0.43)	$13.42	2.52		0.65		0.65		1.01		0.92	36.66	$8,164
2012(f)	$13.47	0.16	0.27	0.43	(0.18)	—	(0.18)	$13.72	2.96	(d)	0.67	(d)	0.67	(d)	25.61	(d)(g)	3.19	23.72	$1,322

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2014.
(f)	Effective date of this class of shares was May 1, 2012.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

54 Semi-Annual Reports	Semi-Annual Reports 55

FINANCIAL HIGHLIGHTS

    Thornburg Low Duration Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)									RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain(Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions And Net Of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2016(b)(c)	$12.38	0.05	0.02		0.07	(0.05)	—	(0.05)	$12.40	0.73	(d)	0.70	(d)	0.70	(d)	1.82	(d)	0.58	16.91	$10,510
2015(c)	$12.38	0.08	—	(e)	0.08	(0.08)	—	(0.08)	$12.38	0.67		0.70		0.70		2.10		0.68	29.22	$9,940
2014(c)(f)	$12.31	0.08	0.08		0.16	(0.09)	—	(0.09)	$12.38	0.92	(d)	0.62	(d)	0.61	(d)	3.14	(d)	1.33	23.70	$6,678
Class I Shares
2016(b)	$12.37	0.06	0.03		0.09	(0.06)	—	(0.06)	$12.40	0.94	(d)	0.50	(d)	0.50	(d)	1.36	(d)	0.76	16.91	$12,191
2015	$12.38	0.11	(0.01)		0.10	(0.11)	—	(0.11)	$12.37	0.87		0.50		0.50		1.89		0.80	29.22	$8,056
2014(f)	$12.31	0.11	0.07		0.18	(0.11)	—	(0.11)	$12.38	1.19	(d)	0.41	(d)	0.41	(d)	3.19	(d)	1.48	23.70	$3,698

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(f)	Fund commenced operations on December 30, 2013.
+	Based on weighted average shares outstanding.

See notes to financial statements.

56 Semi-Annual Reports	Semi-Annual Reports 57

EXPENSE EXAMPLES

March 31, 2016 (Unaudited)

As a shareholder of a Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase; (d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period† 10/1/15–3/31/16
LIMITED TERM U.S. GOVERNMENT FUND
Class A Shares
Actual	$1,000.00	$1,008.20	$4.61
Hypothetical*	$1,000.00	$1,020.41	$4.64
Class B Shares
Actual	$1,000.00	$1,001.30	$10.88
Hypothetical*	$1,000.00	$1,014.13	$10.95
Class C Shares
Actual	$1,000.00	$1,006.70	$6.02
Hypothetical*	$1,000.00	$1,019.00	$6.05
Class I Shares
Actual	$1,000.00	$1,009.90	$2.87
Hypothetical*	$1,000.00	$1,022.15	$2.89
Class R3 Shares
Actual	$1,000.00	$1,007.80	$4.97
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R4 Shares
Actual	$1,000.00	$1,007.80	$4.97
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R5 Shares
Actual	$1,000.00	$1,009.40	$3.36
Hypothetical*	$1,000.00	$1,021.66	$3.38
LIMITED TERM INCOME FUND
Class A Shares
Actual	$1,000.00	$1,011.80	$4.32
Hypothetical*	$1,000.00	$1,020.71	$4.34
Class C Shares
Actual	$1,000.00	$1,010.60	$5.47
Hypothetical*	$1,000.00	$1,019.56	$5.50
Class I Shares
Actual	$1,000.00	$1,012.80	$2.54
Hypothetical*	$1,000.00	$1,022.47	$2.55
Class R3 Shares
Actual	$1,000.00	$1,011.10	$4.98
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R4 Shares
Actual	$1,000.00	$1,010.30	$4.98
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R5 Shares
Actual	$1,000.00	$1,013.10	$2.94
Hypothetical*	$1,000.00	$1,022.08	$2.95
LOW DURATION INCOME FUND
Class A Shares
Actual	$1,000.00	$1,005.80	$3.51
Hypothetical*	$1,000.00	$1,021.50	$3.54
Class I Shares
Actual	$1,000.00	$1,007.60	$2.51
Hypothetical*	$1,000.00	$1,022.50	$2.53

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.92%; B: 2.17%; C: 1.20%; I: 0.57%; R3: 0.99% R4: 0.99% R5: 0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.86%; C: 1.09%; I: 0.51%; R3: 0.99% R4: 0.99% R5: 0.58%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Thornburg Low Duration Income Fund expenses are equal to the the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

58    Semi-Annual Reports

OTHER INFORMATION

March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for each of the Funds’ voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Reports    59

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

60    Semi-Annual Reports

THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Reports    61

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Semi-Annual Reports    63

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH174

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

How we

THINK

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

How we

INVEST

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

How we’re

STRUCTURED

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH FAR FROM THE HERD ACCESS & TRANSPARENCY

2 | Semi-Annual Report

2    Semi-Annual Report

Semi-Annual Report

Thornburg Strategic Income Fund

March 31, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

April 15, 2016

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Strategic Income Fund for the six months ended March 31, 2016. The net asset value (NAV) of a Class A share of the Fund decreased 12 cents in the period to $11.10. If you were invested for the entire period, you received dividends of 19.9 cents per share. If you reinvested your dividends, you received 20.0 cents per share. Dividends per share varied for other share classes to account for class-specific expenses.

Combining income and change in price, Class A shares of Thornburg Strategic Income Fund produced a total return of 0.97% (without sales charge) over the six-month period. A blend of 80% Barclays U.S. Aggregate Bond Index and 20% MSCI World Index produced a 3.10% total return over the same period. The Barclays U.S. Universal Bond Index produced a return of 2.51%, while the Barclays U.S. Corporate High Yield Index produced a 1.22% total return over the same period. These indices reflect no deduction for fees and expenses.

Market Impact

During the six months ended March 31, 2016, financial markets took investors on a stomach-churning, yet spine-tingling, rollercoaster ride; presenting both challenges and opportunities. The period opened with a welcome relief rally in October. The S&P 500 Index increased 6.45%. Corporations have credit profiles, just like people do, and those that are less creditworthy find it more expensive to borrow. Average high-yield credit spreads* (the difference between what the U.S. Treasury might pay to borrow and what a less credit-worthy corporation might pay) declined from 630 basis points (or 6.30%; a basis point is 1/100 of 1%) to 560 basis points, or 5.60%. Unfortunately, the calm did not last long. Global growth concerns reemerged and the Federal Reserve (the Fed) raised its target short-term interest rate. Commodity prices fell markedly, taking most risk asset prices with them.

The carnage only grew as the calendar turned to 2016. China and many developed nations released weak economic figures, highlighted by tepid manufacturing output. China then frightened markets by lowering its target renminbi rate and implementing tight stock-market circuit breakers. While that country slowly found a degree of stability behind “national team” asset buying, suspension of the circuit breakers, and speculation (which ultimately proved correct) about additional monetary and fiscal stimulus, the energy markets (specifically the price of oil) continued to plunge. Most markets became highly correlated with oil-price movements: the riskier the asset class (equities and high-yield bonds, for example), the higher the correlation. Oil prices** fell 29% from December 31, 2015 before finding a bottom on February 11, 2016 at $26.21 to start the year. By February 11, 2016, high-yield spreads had moved 179 basis points (or 1.79%) wider to 839 basis points (or 8.39%) above U.S. Treasury yields, having already given back all of the October gain, and then some.

While the six-month period was extremely challenging, difficult times often present opportunities. Energy markets led the credit-market selloff, and most sectors also declined. We selectively added credit risk (the risk investors assume by lending to bond issuers with credit ratings below the highest AAA rating) to the portfolio, as we found interesting opportunities in both investment-grade and high-yield markets. Even though all credit sectors were impacted to some degree, it was not a time to simply “buy the market” (i.e., to buy everything). In 2008 and 2009, when the financial system appeared to be on the verge of collapse and investors sold anything with any component of risk, nearly everything could be bought at attractive levels, if one was brave enough to assume the world was not at an end.

In the six-month period ended March 31, 2016, there was notable dispersion in the performance of various industry sectors and among the various “names” within sectors themselves, driven by differences in underlying investment fundamentals. It was, and remains, despite the recent rally, a time for careful credit analysis. Thornburg Investment Management’s bottom-up, fundamentals-driven, long-term approach to investing should, we believe, serve shareholders well during and after stormy periods like these.

Like most storms, this one passed quickly. Around February 11, 2016, most risk assets found price bottoms. Chinese economic data showed improvement, and the country’s financial markets gained momentum from reassurances made at an economic retreat in early February that suggested China’s growth might not decelerate more quickly. Fed Chair Janet Yellen struck a more dovish tone at her congressional testimony, and suggested that a more cautious outlook for the U.S. economy was warranted. And finally, European Central Bank (ECB) President Mario Draghi pledged to do whatever necessary to support the European economy and generate inflation.

The switch was flipped. Risk asset prices began to rise. The ascent quickened in mid March when Mr. Draghi delivered on this pledge by making the ECB’s target rate more negative, increased its quantitative easing program from 60 million to 80 million euros per month, and expanded the scope to include euro-denominated investment-grade corporate bonds. Then the Fed blinked and decreased its forecast for rate hikes to two from four, as the market had been predicting it would. Fed Chair Yellen sounded yet more dovish during a March press conference, citing global economic weakness and financial market volatility. A cynic might suggest that the Fed’s

*	As indicated by the Barclays U.S. Corporate High Yield Bond Index Option Adjusted Spread (OAS).
**	As indicated by West Texas Intermediate Crude prices.

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

and other global central banks’ zero or negative-rate monetary policies are causing the financial-market volatility. That same cynic might also be justified in believing the Fed seems to think it has a third mandate: to keep stock market prices high.

But cynicism is not much of an investment strategy. We do not invest for the world we want but for the world that we have—and the world we think we may see in coming quarters and years. While market strength continued into the second quarter of this year, we are cautious. Nascent signs of wage growth and inflation have appeared in the U.S., but it does not appear that U.S. Treasury rates grant those signs much credibility. Should rising U.S. inflation prove sustained, even if it moves up in small increments, long-term rates could move markedly higher, and shake up markets. An opposing risk (and perhaps a more likely eventuality) is that global economic weakness continues, disinflation concerns escalate, and commodity prices take another dip downward.

An eerie feeling of “déjà vu all over again” lingers as we write this. We should remember that oil prices fell as 2015 began, and led markets lower before they rallied during the spring months, taking stocks higher, and credit spreads tighter. Of course, markets fell apart in July and August of 2015, when oil declined from $60 per barrel to $41 per barrel. Will it happen again this year? We don’t know, but as always, we remain prudent, taking on risk only when we believe we are compensated appropriately, and avoiding it when we are not. This includes liquidity risk, the risk that positions the Fund holds might be more difficult to sell or that other positions might be more difficult to initiate.

We have discussed the decline of liquidity in fixed income markets in previous letters, and the situation remains largely unchanged. But we believe it deserves more attention, given the December 2015 events surrounding the Third Avenue Focused Credit Fund. Unable to liquidate holdings fast enough, Third Avenue halted shareholder redemptions, leaving investors unable to access their investments. We believe that all investors should exercise prudence and caution, and take the time to know and understand what their portfolios own. The Third Avenue debacle is not typical of open-end mutual funds, though; it was a highly concentrated portfolio consisting of the least-creditworthy investments: mostly CCC-rated, or unrated, securities and loans.

As of March 31, 2016, Thornburg Strategic Income Fund’s average position size was about 0.50% of the portfolio (meaning that a default from any one issuer would have relatively little impact upon the net asset value of the fund as a whole) and 48.6% of the Fund was rated investment-grade (BBB or higher), or was in cash or cash equivalents. This does not mean the Fund is immune to liquidity issues in the market. But by owning some high-quality bonds that are more liquid, on average, and holding higher than normal amounts of cash (over 9% at March 31), we believe the Fund is positioned prudently, to weather difficult periods. Moreover, the high cash position will allow us to take advantage of market dislocations as they arise (to initiate new positions or add to existing ones when prices are weak) but we will not “sell” our liquidity cheaply. For Thornburg Strategic Income Fund, security prices must also offer attractive compensation to reflect liquidity risk, not just credit or other types of risk.

We believe your Fund is well positioned to achieve its longer-term goals of a high current level of income and some long-term capital appreciation. Thank you for your trust and confidence.

Sincerely,

Jason H. Brady, CFA	Lon R. Erickson, CFA	Jeff Klingelhofer, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
CEO, President, and Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	Since Incep.
Class A Shares (Incep: 12/19/07)
Without sales charge	-1.17%	1.76%	4.30%	6.18%
With sales charge	-5.60%	0.20%	3.35%	5.59%
Class C Shares (Incep: 12/19/07)
Without sales charge	-1.71%	1.18%	3.72%	5.59%
With sales charge	-2.66%	1.18%	3.72%	5.59%
Class I Shares (Incep: 12/19/07)	-0.84%	2.09%	4.65%	6.51%
Class R3 Shares (Incep: 5/1/12)	-1.17%	1.71%	—	3.78%
Class R4 Shares (Incep: 2/1/14)	-1.16%	—	—	1.00%
Class R5 Shares (Incep: 5/1/12)	-0.83%	2.03%	—	4.10%
Barclays U.S. Universal Index (Since 12/19/07)	1.75%	2.51%	3.95%	4.68%
Blended Index (Since 12/19/07)	1.04%	3.47%	4.48%	4.45%

Growth of a Hypothetical $10,000 Investment

30-Day Yields, A Shares

(with sales charge)

SEC Yield	6.38%

Annualized Distribution Yield	4.12%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.23%; C shares, 1.97%; I shares, 0.89%; R3 shares, 2.70%; R4 shares, 2.64%; R5 shares, 1.55%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: C shares, 1.80%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Thornburg voluntarily reimbursed certain expenses for Class A shares, without which, the SEC yield would have been 6.37% and the Annualized Distribution yield would have been 4.11%.

Glossary

Barclays U.S. Aggregate Bond Index – This index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

Barclays U.S. Corporate High-Yield Index – This index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

Barclays U.S. Universal Bond Index – This index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Blended Index – Thornburg Strategic Income Fund’s Blended Index is composed of 80% Barclays U.S. Aggregate Bond Index and 20% MSCI World Index, rebalanced monthly.

MSCI World Index – This index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The Annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

OAS (Option Adjusted Spread) – The flat spread over the treasury yield curve required to discount a security payment to match its market price.

Quantitative Easing (QE) – An unconventional monetary policy in which a central bank purchases financial assets from the market in order to lower interest rates and increase the money supply.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

West Texas Intermediate (WTI) – A grade of crude oil used as a benchmark in oil pricing.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund’s investments in debt obligations and in income producing stocks can be expected to vary over time.

Portfolio Composition

Fixed Income Credit Quality*

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other rating agencies.

Top Ten Industry Groups

Energy	9.6%
Diversified Financials	8.7%
Materials	5.8%
Capital Goods	5.6%
Media	4.5%
Telecommunication Services	4.2%
Commercial & Professional Services	3.8%
Transportation	3.3%
Consumer Services	3.2%
Retailing	3.1%

Country Exposure**

United States	65.4%
Mexico	4.0%
Canada	3.6%
United Kingdom	2.7%
Brazil	2.2%
Switzerland	1.2%
Sweden	1.2%
Morocco	1.0%
Australia	1.0%
Cayman Islands	1.0%
Argentina	0.9%
France	0.9%
Luxembourg	0.8%
Jamaica	0.7%
Netherlands	0.6%
South Korea	0.4%
Belgium	0.4%
Barbados	0.4%
Mauritius	0.4%
Romania	0.3%
China	0.3%
Chile	0.2%
Russia	0.2%
Hong Kong	0.2%
Panama	0.1%
Spain	0.1%
Indonesia	0.1%
Other Assets Less Liabilities	9.6%

**	The country assignment of each holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 0.34%

ENERGY — 0.34%
Oil, Gas & Consumable Fuels — 0.34%
[a] ROMGAZ SA-GDR	531,954	$3,537,494

		3,537,494

TOTAL COMMON STOCK (Cost $5,258,023)		3,537,494

PREFERRED STOCK — 1.76%

BANKS — 0.38%
Banks — 0.38%
First Niagara Financial Group Pfd, 8.625%	17,732	472,380
GMAC Capital Trust I Pfd, 8.125%	140,000	3,431,400

		3,903,780

ENERGY — 0.01%
Oil, Gas & Consumable Fuels — 0.01%
Halcon Resources Corp. Pfd, 5.75%	4,441	153,215

		153,215

MISCELLANEOUS — 1.03%
U.S. Government Agencies — 1.03%
[a] Cobank, ACB Pfd, 6.25%	50,000	5,137,500
AgriBank, FCB Pfd, 6.875%	40,000	4,242,500
Farm Credit Bank of Texas Pfd, 10.00%	1,000	1,254,375

		10,634,375

REAL ESTATE — 0.06%
Real Estate Investment Trusts — 0.06%
VEREIT, Inc. Pfd, 6.70%	25,857	654,958

		654,958

TELECOMMUNICATION SERVICES — 0.28%
Wireless Telecommunication Services — 0.28%
[a] Centaur Funding Corp. Pfd, 9.08%	2,380	2,850,050

		2,850,050

TOTAL PREFERRED STOCK (Cost $21,158,619)		18,196,378

ASSET BACKED SECURITIES — 10.22%

AUTO RECEIVABLES — 0.89%
[a] Drive Auto Receivables Trust, 2.59%, 12/16/2019	$9,125,000	9,185,892

		9,185,892

COMMERCIAL MTG TRUST — 1.21%
[a] Capital Automotive REIT, Series 2012-1A Class A, 4.70%, 7/15/2042	2,833,443	2,940,989
[a] CFCRE Commercial Mortgage Trust, Series 2011-C1 Class C, 6.096%, 4/15/2044	6,200,000	6,693,956
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.928%, 3/25/2034	106,161	86,747
[a] FREMF Mtg Trust, Series 2012-KF01 Class B Floating Rate Note, 3.025%, 10/25/2044	2,000,000	2,006,898
[a] FREMF Mtg Trust, Series 2013-KF02 Class B Floating Rate Note, 3.433%, 12/25/2045	754,030	766,132

		12,494,722

OTHER ASSET BACKED — 6.19%
[a] 321 Henderson Receivables, LLC, Series 2014-1A Class A, 3.96%, 3/15/2063	5,883,988	5,936,562
[a,b] Aircraft Certificate Owner Trust, Series 2003-1A Class E, 7.001%, 9/20/2022	3,156,928	3,317,932
[a] American Credit Acceptance, Series 2014-2 Class B, 2.26%, 3/10/2020	4,570,254	4,551,778
[a,b] Concord Funding Co., LLC, Series 2012-2 Class B, 4.145%, 1/15/2017	4,000,000	4,008,000
[a] Dominos Pizza Master Issuer, LLC, Series 2012-1A Class A2, 5.216%, 1/25/2042	5,988,994	6,200,129
[a,c] ECAF Ltd., Series 2015-1A Class B1, 5.802%, 6/15/2040	7,356,975	7,173,051
[a] Fairway Outdoor Funding, LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	3,000,000	3,150,104
[a,c] Global SC Finance SRL, Series 2014-1A Class A1, 3.19%, 7/17/2029	3,958,333	3,727,697
[a] JPR Royalty, LLC, 14.00%, 9/1/2020	2,000,000	1,000,000
[a] New Residential Advance Receivables, Series 2015-T3 Class DT3, 4.266%, 11/15/2046	1,900,000	1,898,373
[a,b] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.109%, 12/1/2037	777,000	722,610
[a] Ocwen Master Advance Receivables Trust, Series 2015-T2 Class DT2, 4.258%, 11/15/2046	2,345,000	2,340,781
[a] Progreso Receivables Funding, LLC, Series 2015-A Class A, 3.625%, 2/8/2020	10,025,000	10,016,952
[a] SBA Tower Trust, Series 2015-1 Class C, 3.156%, 10/15/2045	3,750,000	3,751,425
[a] SolarCity LMC, LLC, Series 2013-1 Class A, 4.80%, 11/20/2038	3,148,417	3,155,950
[a] SolarCity LMC, LLC, Series 2014-1 Class A, 4.59%, 4/20/2044	3,211,689	3,160,237

		64,111,581

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

	Shares/ Principal Amount	Value
RESIDENTIAL MTG TRUST — 1.62%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.467%, 12/20/2036	$565,554	$179,960
Bear Stearns ARM Mtg, Series 2003-6 Class 2B-1, 2.606%, 8/25/2033	190,351	187,510
[a] Citigroup Mtg Loan Trust, Inc., Series 2014-A Class A, 4.00%, 1/25/2035	3,584,772	3,696,871
Countrywide, Series 2005-11 Class AF3, 4.778%, 2/25/2036	433,765	436,253
[a] CS First Boston Mtg Securities Co., Series 2005-CF1 Class M1, 1.133%, 3/25/2045	1,142,084	1,113,162
JPMorgan Mtg Acquisition Corp., Series 2006-CH1 Class A4, 0.573%, 7/25/2036	327,689	325,731
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.56%, 8/25/2034	277,765	256,878
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.753%, 11/25/2035	767,001	763,696
[a,b] SHAP, Series 2013-RM1 Class A, 4.00%, 5/26/2053	2,578,558	2,563,087
Structured Asset Securities Corp., Series 2004-20 Class 7A1, 5.25%, 11/25/2034	590,913	608,912
[a] TAL Advantage, LLC, Series 2014-1A Class A, 3.51%, 2/22/2039	6,927,083	6,590,460
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.77%, 2/25/2035	172,686	21,634

		16,744,154

STUDENT LOAN — 0.31%
Access Group, Inc., Series 2005-A Class A3, 1.019%, 7/25/2034	3,522,415	3,219,380

		3,219,380

TOTAL ASSET BACKED SECURITIES (Cost $107,272,991)		105,755,729

CORPORATE BONDS — 63.02%

AUTOMOBILES & COMPONENTS — 0.20%
Auto Components — 0.20%
[a,c] Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	2,000,000	2,033,760

		2,033,760

BANKS — 0.96%
Banks — 0.96%
Bank of America Corp., 4.20%, 8/26/2024	3,200,000	3,258,528
[c] Royal Bank of Scotland Group plc, 9.50%, 3/16/2022	2,000,000	2,115,200
[c] Royal Bank of Scotland Group plc, 6.125%, 12/15/2022	2,000,000	2,121,532
[a,c] Sberbank of Russia, 5.50%, 2/26/2024	2,750,000	2,498,705

		9,993,965

CAPITAL GOODS — 5.59%
Aerospace & Defense — 0.22%
[a] CBC Ammo, LLC, 7.25%, 11/15/2021	2,970,000	2,272,050
Construction & Engineering — 1.63%
[a,c] Ausdrill Finance Property Ltd., 6.875%, 11/1/2019	4,385,000	3,398,375
URS Corp., 3.85%, 4/1/2017	7,310,000	7,282,010
[a] Zachry Holdings, Inc., 7.50%, 2/1/2020	6,310,000	6,152,250
Electrical Equipment — 0.44%
[a] EnerSys Co., 5.00%, 4/30/2023	795,000	767,175
[a,c] Sensata Technologies UK Finance Co., 6.25%, 2/15/2026	3,550,000	3,780,750
Industrial Conglomerates — 0.40%
Otter Tail Corp., 9.00%, 12/15/2016	4,000,000	4,165,568
Machinery — 0.31%
[a,c] Automation Tooling Systems, 6.50%, 6/15/2023	3,125,000	3,214,844
Trading Companies & Distributors — 2.59%
[a] Aviation Capital Group Corp., 6.75%, 4/6/2021	11,500,000	12,937,500
[a] Aviation Capital Group Corp., 7.125%, 10/15/2020	1,881,000	2,125,530
[a] International Lease Finance Corp., 7.125%, 9/1/2018	8,000,000	8,720,000
[a] Wajax Corp. (CAD), 6.125%, 10/23/2020	4,210,000	3,014,668

		57,830,720

COMMERCIAL & PROFESSIONAL SERVICES — 3.03%
Commercial Services & Supplies — 1.52%
[a] GFL Environmental Corp. (CAD), 7.50%, 6/18/2018	5,460,000	4,204,042
RR Donnelley & Sons Co., 7.875%, 3/15/2021	6,968,000	7,020,260
RR Donnelley & Sons Co., 8.875%, 4/15/2021	4,500,000	4,494,375
Professional Services — 1.51%
Dun & Bradstreet, Inc., 4.00%, 6/15/2020	4,185,000	4,156,270
[a] Nielsen Finance, LLC, 5.00%, 4/15/2022	7,420,000	7,605,500
Verisk Analytics, Inc., 4.00%, 6/15/2025	3,920,000	3,948,989

		31,429,436

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

	Shares/ Principal Amount	Value
COMMERCIAL SERVICES & SUPPLIES — 0.42%
Diversified Support Services — 0.42%
Lavare Holding AB (SEK), 4.693%, 4/4/2019	$35,000,000	$4,317,741

		4,317,741

CONSUMER DURABLES & APPAREL — 0.20%
Leisure Products — 0.20%
[a] Vista Outdoor, Inc., 5.875%, 10/1/2023	1,985,000	2,079,288

		2,079,288

CONSUMER SERVICES — 2.63%
Diversified Consumer Services — 0.41%
[a] Nord Anglia Education Finance, LLC (CHF), 5.75%, 7/15/2022	3,985,000	4,247,959
Hotels, Restaurants & Leisure — 2.22%
Aramark Services, Inc., 5.125%, 1/15/2024	2,410,000	2,539,537
Aramark Services, Inc., 5.75%, 3/15/2020	8,720,000	8,992,500
[a,c] Arcos Dorados Holdings, Inc., 6.625%, 9/27/2023	7,470,000	7,115,175
[a] Arcos Dorados Holdings, Inc. (BRL), 10.25%, 7/13/2016	8,000,000	2,069,167
[a] Nathan’s Famous, Inc., 10.00%, 3/15/2020	2,160,000	2,273,400

		27,237,738

DIVERSIFIED FINANCIALS — 7.43%
Capital Markets — 3.41%
Ares Capital Corp., 4.875%, 11/30/2018	7,000,000	7,191,506
[a] Ares Finance Co., LLC, 4.00%, 10/8/2024	4,025,000	3,873,978
[a,c] BTG Investments LP, 4.50%, 4/17/2018	4,750,000	3,823,750
[c] Credit Suisse Group Funding (Guernsey) Ltd., 3.80%, 9/15/2022	2,450,000	2,438,424
FS Investment Corp., 4.00%, 7/15/2019	6,286,000	6,300,634
Goldman Sachs Group, Inc. Floating Rate Note, 1.639%, 10/23/2019	11,760,000	11,679,373
Consumer Finance — 1.35%
Ally Financial, Inc., 4.75%, 9/10/2018	4,000,000	4,060,000
[a,d,e] Cash Store Financial (CAD), 0%, 1/31/2017	1,700,000	250,337
First Cash Financial Services, Inc., 6.75%, 4/1/2021	10,000,000	9,625,000
Diversified Financial Services — 2.67%
[a] Athene Global Funding, 2.875%, 10/23/2018	4,725,000	4,650,988
[a,c] CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	7,000,000	7,000,000
[a] Citicorp, 8.04%, 12/15/2019	250,000	292,555
General Electric Capital Corp. (SEK), 2.625%, 1/16/2018	24,000,000	3,076,139
McGraw Hill Financial, Inc., 4.00%, 6/15/2025	1,590,000	1,656,662
McGraw Hill Financial, Inc., 3.30%, 8/14/2020	1,975,000	2,043,159
[a] MSCI, Inc., 5.75%, 8/15/2025	2,640,000	2,778,600
[a] MSCI, Inc., 5.25%, 11/15/2024	1,625,000	1,677,812
[a] TMX Finance, LLC/Titlemax Finance, 8.50%, 9/15/2018	5,610,000	4,488,000

		76,906,917

ENERGY — 8.56%
Energy Equipment & Services — 1.11%
[a,c] Anton Oilfield Services Group, 7.50%, 11/6/2018	7,000,000	3,080,000
Compressco Partners, L.P., 7.25%, 8/15/2022	4,800,000	3,348,000
Oceaneering International, Inc., 4.65%, 11/15/2024	4,075,000	3,509,386
[a,c,d] Schahin II Finance Co. (SPV) Ltd., 5.875%, 9/25/2023	10,684,600	1,554,609
Oil, Gas & Consumable Fuels — 7.45%
Atlas Energy Holdings Operating Co., LLC, 7.75%, 1/15/2021	3,000,000	435,000
Calumet Specialty Products Partners, L.P., 7.625%, 1/15/2022	2,050,000	1,450,375
Calumet Specialty Products Partners, L.P., 6.50%, 4/15/2021	1,420,000	1,008,200
[a] Citgo Petroleum Corp., 6.25%, 8/15/2022	450,000	434,250
Energy Transfer Partners LP, 3.633%, 11/1/2066	1,200,000	684,000
Enterprise Products Operating LP, 7.034%, 1/15/2068	1,400,000	1,419,600
[a] Florida Gas Transmission Co., LLC, 3.875%, 7/15/2022	4,765,000	4,613,268
[a] Florida Gas Transmission Co., LLC, 4.35%, 7/15/2025	2,224,000	2,111,855
Gastar Exploration USA, Inc., 8.625%, 5/15/2018	1,911,000	1,223,040
Global Partners LP/GLP Finance Corp., 6.25%, 7/15/2022	4,975,000	3,706,375
Gulf South Pipeline Co. LP, 4.00%, 6/15/2022	4,860,000	4,430,867
[a] Gulfstream Natural Gas System, LLC, 4.60%, 9/15/2025	5,515,000	5,397,657
HollyFrontier Corp., 5.875%, 4/1/2026	3,500,000	3,484,282
[a] Kinder Morgan (Delaware), Inc., 5.00%, 2/15/2021	6,101,000	6,225,894
[a] Linc Energy, 9.625%, 10/31/2017	1,324,000	178,740
[a] Linc Energy, 12.50%, 10/31/2017	6,617,950	8,272

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

	Shares/ Principal Amount	Value
NGL Energy Partners LP, 6.875%, 10/15/2021	$6,000,000	$3,540,000
Northern Tier Energy, LLC, 7.125%, 11/15/2020	6,450,000	6,321,000
[a,c] Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/2023	3,957,300	870,606
[c] Petrobras Global Finance B.V., 3.00%, 1/15/2019	1,000,000	859,424
[c] Petrobras Global Finance B.V. Floating Rate Note, 3.002%, 3/17/2017	3,650,000	3,522,615
Plains All American Pipeline LP, 8.75%, 5/1/2019	1,000,000	1,105,490
[a,c] QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 7/30/2019	1,003,590	747,675
[d] RAAM Global Energy Co., 12.50%, 10/1/2049	2,000,000	15,000
[a] Rockies Express Pipeline, LLC, 6.85%, 7/15/2018	2,000,000	1,995,000
Summit Midstream Holdings, LLC, 5.50%, 8/15/2022	8,360,000	5,935,600
Tesoro Logistics LP, 6.125%, 10/15/2021	2,000,000	2,000,000
[a] Transcontinental Gas Pipe Line Co., LLC, 7.85%, 2/1/2026	3,600,000	4,117,385
[a,c] Tullow Oil plc, 6.25%, 4/15/2022	6,400,000	4,540,800
Williams Partners LP, 4.50%, 11/15/2023	5,600,000	4,757,474

		88,631,739

FOOD & STAPLES RETAILING — 2.21%
Food & Staples Retailing — 2.21%
[a] Bakkavor Finance (2) plc (GBP), 8.75%, 6/15/2020	6,275,000	9,645,589
[a] C&S Group Enterprises, LLC, 5.375%, 7/15/2022	6,485,000	6,144,537
US Foods, Inc., 8.50%, 6/30/2019	2,000,000	2,055,000
[a,f] Whole Foods Market, Inc., 5.20%, 12/3/2025	4,830,000	5,061,396

		22,906,522

FOOD, BEVERAGE & TOBACCO — 2.05%
Beverages — 0.56%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	2,000,000	523,076
[a,c] Central America Bottling Corp., 6.75%, 2/9/2022	5,000,000	5,262,500
Food Products — 1.14%
[a,c] Barry Callebaut Services NV, 5.50%, 6/15/2023	4,000,000	4,164,080
[a,c] BRF S.A., 4.75%, 5/22/2024	4,650,000	4,394,250
[a,c] Comfeed Finance B.V., 6.00%, 5/2/2018	1,000,000	901,250
[a] Dean Foods Co., 6.50%, 3/15/2023	2,300,000	2,366,125
Tobacco — 0.35%
Vector Group Ltd., 7.75%, 2/15/2021	3,400,000	3,570,000

		21,181,281

HEALTH CARE EQUIPMENT & SERVICES — 1.21%
Health Care Providers & Services — 1.21%
[a] Covenant Surgical Partners, Inc., 8.75%, 8/1/2019	6,125,000	5,880,000
DaVita Healthcare Partners, Inc., 5.00%, 5/1/2025	3,450,000	3,415,500
HCA, Inc., 4.75%, 5/1/2023	1,735,000	1,765,362
LifePoint Health, Inc., 5.875%, 12/1/2023	1,375,000	1,436,875

		12,497,737

HOUSEHOLD & PERSONAL PRODUCTS — 0.87%
Household Products — 0.87%
Energizer Holdings, Inc., 4.70%, 5/24/2022	5,990,000	6,109,800
[a] Energizer Holdings, Inc., 5.50%, 6/15/2025	2,850,000	2,864,250

		8,974,050

INSURANCE — 2.68%
Insurance — 2.68%
CNA Financial Corp., 4.50%, 3/1/2026	3,460,000	3,507,475
[a,c] DaVinciRe Holdings Ltd., 4.75%, 5/1/2025	4,790,000	4,736,673
ELM B.V. (AUD), 7.635%, 12/29/2049	1,000,000	787,996
ELM B.V. (AUD), 3.538%, 4/29/2049	1,000,000	752,122
[a] Forethought Financial Group, Inc., 8.625%, 4/15/2021	1,160,000	1,263,157
Genworth Holdings, Inc., 4.90%, 8/15/2023	6,000,000	4,455,000
Kemper Corp., 4.35%, 2/15/2025	3,950,000	3,995,709
[a,c] Lancashire Holdings Ltd., 5.70%, 10/1/2022	4,900,000	5,292,240
[a] National Life Insurance of Vermont, 10.50%, 9/15/2039	1,000,000	1,475,936
[a] ZFS Finance USA Trust II, 6.45%, 12/15/2065	1,460,000	1,457,080

		27,723,388

MATERIALS — 4.79%
Chemicals — 1.79%
[a,c] Consolidated Energy Finance S.A., 6.75%, 10/15/2019	3,030,000	2,886,075
[a,c] Kissner Milling Co., Ltd., 7.25%, 6/1/2019	5,595,000	5,245,312

Semi-Annual Report     11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

	Shares/ Principal Amount	Value
[a,c] Office Cherifien des Phosphates, 5.625%, 4/25/2024	$10,000,000	$10,398,000
Construction Materials — 0.65%
[a,c] Cimpor Financial Operations B.V., 5.75%, 7/17/2024	6,500,000	4,712,500
Wesco Distribution, Inc., 5.375%, 12/15/2021	2,000,000	2,020,000
Metals & Mining — 1.71%
Coeur d’Alene Mines Corp., 7.875%, 2/1/2021	1,793,000	1,438,883
[a] Glencore Funding, LLC Floating Rate Note, 1.982%, 1/15/2019	11,000,000	9,625,000
[a,c] Newcrest Finance Property Ltd., 4.20%, 10/1/2022	7,000,000	6,633,550
Paper & Forest Products — 0.64%
[a] Neenah Paper, Inc., 5.25%, 5/15/2021	6,725,000	6,590,500

		49,549,820

MEDIA — 2.35%
Media — 2.35%
[a] Cable One, Inc., 5.75%, 6/15/2022	8,831,000	8,963,465
[a,c] Numericable Group -SFR, 4.875%, 5/15/2019	3,800,000	3,781,000
[a,c] Numericable Group -SFR, 6.00%, 5/15/2022	5,475,000	5,338,125
The Washington Post Co., 7.25%, 2/1/2019	2,100,000	2,257,500
[a,c] Virgin Media, Inc., 5.375%, 4/15/2021	3,829,500	3,992,254

		24,332,344

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.45%
Pharmaceuticals — 0.45%
[a,b] Atlas U.S. Royalty, LLC, 12.25%, 3/15/2027	5,450,000	207,100
[a,c] Concordia Healthcare Corp., 7.00%, 4/15/2023	3,395,000	2,911,212
[a,c] Concordia Healthcare Corp., 9.50%, 10/21/2022	1,560,000	1,509,300

		4,627,612

REAL ESTATE — 0.81%
Real Estate Investment Trusts — 0.81%
EPR Properties, 5.25%, 7/15/2023	5,000,000	5,107,645
Retail Opportunity Investments Corp., 5.00%, 12/15/2023	1,500,000	1,540,804
Select Income REIT, 2.85%, 2/1/2018	1,720,000	1,721,211

		8,369,660

RETAILING — 2.76%
Distributors — 1.06%
LKQ Corp., Inc., 4.75%, 5/15/2023	11,254,000	10,944,515
Internet & Catalog Retail — 0.76%
QVC, Inc., 4.45%, 2/15/2025	8,147,000	7,875,664
Multiline Retail — 0.47%
[a,c] Grupo Famsa S.A.B. de C.V., 7.25%, 6/1/2020	5,550,000	4,897,875
Specialty Retail — 0.47%
Outerwall, Inc., 5.875%, 6/15/2021	6,615,000	4,895,100

		28,613,154

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.23%
Semiconductors & Semiconductor Equipment — 0.23%
[a,c] Sensata Technologies B.V., 5.00%, 10/1/2025	2,400,000	2,418,000

		2,418,000

SOFTWARE & SERVICES — 1.89%
Information Technology Services — 0.69%
Neustar, Inc., 4.50%, 1/15/2023	8,770,000	7,147,550
Internet Software & Services — 0.54%
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.75%, 4/15/2023	5,417,000	5,606,595
Software — 0.66%
Autodesk, Inc., 3.125%, 6/15/2020	2,350,000	2,383,528
Autodesk, Inc., 4.375%, 6/15/2025	1,600,000	1,635,038
[a] Solera Capital, LLC, 10.50%, 3/1/2024	2,830,000	2,844,150

		19,616,861

TECHNOLOGY HARDWARE & EQUIPMENT — 2.51%
Computers & Peripherals — 0.11%
Lexmark International, Inc., 5.125%, 3/15/2020	1,038,000	1,083,719
Electronic Equipment, Instruments & Components — 1.64%
Anixter, Inc., 5.125%, 10/1/2021	8,395,000	8,436,975
Ingram Micro, Inc., 4.95%, 12/15/2024	1,951,000	1,898,698

12    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

	Shares/ Principal Amount	Value
Trimble Navigation Ltd., 4.75%, 12/1/2024	$6,525,000	$6,653,438
Technology, Hardware, Storage & Peripherals — 0.76%
[a] Hewlett-Packard Enterprise Co., 3.60%, 10/15/2020	3,930,000	4,086,575
[a,g] Western Digital Corp., 7.375%, 4/1/2023	3,725,000	3,799,500

		25,958,905

TELECOMMUNICATION SERVICES — 3.96%
Diversified Telecommunication Services — 1.14%
AT&T, Inc., 3.00%, 6/30/2022	2,395,000	2,429,823
[c] Telefonica Emisiones SAU, 6.421%, 6/20/2016	1,000,000	1,010,722
[a,c] Videotron Ltd. Co., 5.375%, 6/15/2024	8,050,000	8,351,875
Wireless Telecommunication Services — 2.82%
America Movil Sab de CV (MXN), 6.45%, 12/5/2022	120,000,000	6,613,591
[a,c] Digicel Ltd., 6.00%, 4/15/2021	8,450,000	7,562,750
[a,c] Millicom International Cellular S.A., 6.00%, 3/15/2025	5,578,000	5,173,595
[a,c] MTN International (Mauritius) Ltd., 4.755%, 11/11/2024	4,125,000	3,713,325
[a] WCP Issuer, LLC, 7.143%, 8/15/2043	6,000,000	6,172,500

		41,028,181

TRANSPORTATION — 3.14%
Airlines — 2.77%
[a] American Airlines Group, Inc., 5.60%, 1/15/2022	12,658,122	12,784,703
American Airlines Group, Inc., 4.95%, 7/15/2024	2,520,471	2,696,702
Continental Airlines, 9.798%, 10/1/2022	5,367,252	5,850,304
[a,c] Guanay Finance Ltd., 6.00%, 12/15/2020	2,631,685	2,546,156
US Airways, 5.90%, 4/1/2026	1,660,974	1,856,138
US Airways, 7.076%, 9/20/2022	1,368,749	1,454,296
US Airways, 6.25%, 10/22/2024	1,418,970	1,560,867
Marine — 0.37%
[a,c] Stena International SA, 5.75%, 3/1/2024	4,650,000	3,813,000

		32,562,166

UTILITIES — 2.09%
Electric Utilities — 1.12%
[a] Duquesne Light Holdings, Inc., 6.40%, 9/15/2020	2,000,000	2,290,330
[a] Jersey Central Power & Light Co., 4.30%, 1/15/2026	3,965,000	4,132,311
Puget Energy, Inc., 6.50%, 12/15/2020	2,000,000	2,319,022
Puget Energy, Inc., 5.625%, 7/15/2022	2,500,000	2,799,655
Gas Utilities — 0.32%
[a] Source Gas, LLC., 5.90%, 4/1/2017	1,250,000	1,291,113
[a] Southern Star Central Gas Pipeline, Inc., 6.00%, 6/1/2016	2,000,000	2,010,690
Independent Power & Renewable Electricity Producers — 0.42%
Ipalco Enterprises, Inc., 5.00%, 5/1/2018	2,500,000	2,625,000
[a] Midland Cogeneration Venture, 6.00%, 3/15/2025	1,634,966	1,736,777
Multi-Utilities — 0.23%
CMS Energy Corp., 8.75%, 6/15/2019	2,000,000	2,421,658

		21,626,556

TOTAL CORPORATE BONDS (Cost $712,516,621)		652,447,541

CONVERTIBLE BONDS — 2.32%

DIVERSIFIED FINANCIALS — 0.49%
Consumer Finance — 0.49%
EZCORP, Inc., 2.125%, 6/15/2019	8,159,000	5,119,772

		5,119,772

FOOD, BEVERAGE & TOBACCO — 0.24%
Tobacco — 0.24%
Vector Group Ltd., 1.75%, 4/15/2020	2,260,000	2,498,713

		2,498,713

MEDIA — 0.76%
Media — 0.76%
Comcast Holdings Corp., 2.00%, 10/15/2029	15,500,000	7,827,500

		7,827,500

REAL ESTATE — 0.83%
Real Estate Investment Trusts — 0.83%
VEREIT, Inc., 3.00%, 8/1/2018	3,890,000	3,778,162

Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

	Shares/ Principal Amount	Value
[a] IAS Operating Partnership LP, 5.00%, 3/15/2018	$5,040,000	$4,762,800

		8,540,962

TOTAL CONVERTIBLE BONDS (Cost $25,431,537)		23,986,947

WARRANTS — 0.00%

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.00%
Pharmaceuticals — 0.00%
[e] Alexza Pharmaceuticals, Inc.	41,863	20,283

		20,283

TOTAL WARRANTS (Cost $213,640)		20,283

MUNICIPAL BONDS — 0.43%
California Health Facilities Financing Authority (Developmental Disabilities), 7.875%, 2/1/2026	1,940,000	2,302,878
[a] Midwest Family Housing, 5.168%, 7/1/2016	98,136	98,394
Oklahoma Development Finance Authority, 8.00%, 5/1/2020	805,000	822,919
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	1,000,000	1,178,470
Wisconsin Health & Educational Facilities Authority (Richland Hospital), 7.08%, 6/1/2016	25,000	24,998

TOTAL MUNICIPAL BONDS (Cost $3,831,711)		4,427,659

U.S. GOVERNMENT AGENCIES — 1.15%
[a] CoBank ACB Floating Rate Note, (Farm Credit Banks), 1.234%, 6/15/2022	12,700,000	11,877,243

TOTAL U.S. GOVERNMENT AGENCIES (Cost $12,186,912)		11,877,243

OTHER GOVERNMENT — 2.68%
Mexican Bonos de Desarrollo (MXN), 5.00%, 6/15/2017	130,000,000	7,607,240
Mexican Bonos de Desarrollo (MXN), 4.75%, 6/14/2018	275,000,000	16,006,192
[a,c] Seven and Seven Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of Korea), 1.898%, 9/11/2019	4,200,000	4,183,296

TOTAL OTHER GOVERNMENT (Cost $33,937,071)		27,796,728

MORTGAGE BACKED — 0.04%
Federal National Mtg Assoc., CMO Series 1994-37 Class L, 6.50%, 3/25/2024	3,173	3,526
[b] Reilly FHA 1997-A Mtg, 6.896%, 7/1/2020	405,955	405,955

TOTAL MORTGAGE BACKED (Cost $417,225)		409,481

LOAN PARTICIPATIONS — 8.45%

COMMERCIAL & PROFESSIONAL SERVICES — 0.76%
Professional Services — 0.76%
Affinion Group, Inc., 6.75%, 4/30/2018	3,939,698	3,483,836
Extreme Reach, Inc., 6.75%, 2/7/2020	4,366,778	4,343,110

		7,826,946

CONSUMER DURABLES & APPAREL — 0.21%
Textiles, Apparel & Luxury Goods — 0.21%
5.11, Inc., 6.00%, 2/28/2020	2,140,714	2,132,687

		2,132,687

CONSUMER SERVICES — 0.57%
Diversified Consumer Services — 0.57%
Laureate Education, Inc., 5.00%, 6/15/2018	6,878,962	5,915,907

		5,915,907

DIVERSIFIED FINANCIALS — 0.76%
Diversified Financial Services — 0.76%
NCP Finance LP, 11.00%, 10/1/2018	4,190,300	3,561,755
[c] Stena International S.A., 4.00%, 3/3/2021	5,262,600	4,335,067

		7,896,822

ENERGY — 0.55%
Oil, Gas & Consumable Fuels — 0.55%
CITGO Holding, Inc., 9.50%, 5/12/2018	3,585,566	3,582,195
Murray Energy Corp., 7.00%, 4/7/2017	3,162,395	2,118,805

		5,701,000

14    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 0.62%
Tobacco — 0.62%
North Atlantic Trading Co., Inc., 7.75%-9.00%, 1/13/2020	$6,553,673	$6,455,368

		6,455,368

INDUSTRIALS — 0.92%
Construction & Engineering — 0.92%
ABG Intermediate Holdings (2), LLC, 9.50%, 5/27/2022	10,100,000	9,544,500

		9,544,500

MATERIALS — 0.98%
Chemicals — 0.52%
OCI Beaumont, LLC, 5.50%, 8/20/2019	5,334,376	5,361,048
Metals & Mining — 0.46%
Coeur Mining, Inc., 9.00%, 6/9/2020	4,962,500	4,813,625

		10,174,673

MEDIA — 1.40%
Media — 1.40%
Cumulus Media Holdings, Inc., 6.25%, 12/23/2020	450,195	302,756
[c] Mood Media Corp., 7.00%, 5/1/2019	9,735,634	9,032,818
New Media Holdings II, LLC, 6.25%, 6/4/2020	5,301,123	5,158,682

		14,494,256

REAL ESTATE — 0.36%
Real Estate Management & Development — 0.36%
DTZ U.S. Borrower, LLC, 9.25%, 11/4/2022	3,740,000	3,665,200

		3,665,200

RETAILING — 0.37%
Specialty Retail — 0.37%
NBTY, Inc., 3.50%, 10/1/2017	3,844,851	3,826,435

		3,826,435

SOFTWARE & SERVICES — 0.84%
Information Technology Services — 0.84%
First Data Corp.	2,199,847	2,193,798
[b] Valores Corporativos Softtek, S.A. de C.V., 3.38%-6.93%, 8/27/2019	6,833,333	6,443,833

		8,637,631

TRANSPORTATION — 0.11%
Airlines — 0.11%
[a,b,c] ET Two, LLC, 10.00%, 9/30/2019	338,633	335,924
[a,b,c] ET Three, LLC, 10.00%, 9/30/2019	338,633	335,924
[a,b,c] OS Two, LLC, 10.00%, 12/15/2020	494,100	493,111

		1,164,959

TOTAL LOAN PARTICIPATIONS (Cost $92,701,911)		87,436,384

SHORT TERM INVESTMENTS — 8.78%
[h] Thornburg Capital Management Fund	9,093,557	90,935,572

TOTAL SHORT TERM INVESTMENTS (Cost $90,935,572)		90,935,572

TOTAL INVESTMENTS — 99.19% (Cost $1,105,861,833)		$1,026,827,439
OTHER ASSETS LESS LIABILITIES — 0.81%		8,398,760

NET ASSETS — 100.00%		$1,035,226,199

Footnote Legend

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2016, the aggregate value of these securities in the Fund’s portfolio was $491,830,615, representing 47.51% of the Fund’s net assets.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	Bond in default.
e	Non-income producing.
f	Segregated as collateral for a when-issued security.
g	When-issued security.

Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

h	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

Issuer	Shares/Principal September 30, 2015	Gross Additions	Gross Reductions	Shares/Principal March 31, 2016	Market Value March 31, 2016	Investment Income	Realized Gain (Loss)
Thornburg Capital Management Fund	10,170,287	14,546,076	15,622,806	9,093,557	$90,935,572	$162,779	$—

Total non-controlled affiliated issuers - 8.78% of net assets					$90,935,572	$162,779	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CHL	Denominated in Chilean Peso
CMO	Collateralized Mortgage Obligation
FCB	Farm Credit Bank
FHA	Insured by Federal Housing Administration

GBP	Denominated in Great Britain Pounds
Mtg	Mortgage
MTN	Medium-Term Note
MXN	Denominated in Mexican Pesos
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
SEK	Denominated in Swedish Kronor
SPV	Special Purpose Vehicle

See notes to financial statements.

16    Semi-Annual Report

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Semi-Annual Report     17

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

ASSETS
Investments at value (cost $1,105,861,833) (Note 2)	$1,026,827,439
Cash	1,415,569
Receivable for investments sold	1,174,440
Receivable for fund shares sold	2,023,029
Unrealized appreciation on forward currency contracts (Note 7)	330,844
Dividends receivable	141,529
Dividend and interest reclaim receivable	50,345
Interest receivable	13,321,282
Prepaid expenses and other assets	75,938

Total Assets	1,045,360,415

LIABILITIES
Payable for investments purchased	3,760,228
Payable for fund shares redeemed	4,378,743
Unrealized depreciation on forward currency contracts (Note 7)	302,582
Payable to investment advisor and other affiliates (Note 3)	938,104
Accounts payable and accrued expenses	257,697
Dividends payable	496,862

Total Liabilities	10,134,216

NET ASSETS	$1,035,226,199

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(1,169,301)
Net unrealized depreciation on investments	(78,980,956)
Accumulated net realized gain (loss)	(18,569,610)
Net capital paid in on shares of beneficial interest	1,133,946,066

$1,035,226,199

18    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($294,727,765 applicable to 26,540,357 shares of beneficial interest outstanding - Note 4)	$11.10
Maximum sales charge, 4.50% of offering price	0.52

Maximum offering price per share	$11.62

Class C Shares:
Net asset value and offering price per share* ($280,220,887 applicable to 25,272,021 shares of beneficial interest outstanding - Note 4)	$11.09

Class I Shares:
Net asset value, offering and redemption price per share ($449,081,113 applicable to 40,532,722 shares of beneficial interest outstanding - Note 4)	$11.08

Class R3 Shares:
Net asset value, offering and redemption price per share ($1,681,933 applicable to 151,617 shares of beneficial interest outstanding - Note 4)	$11.09

Class R4 Shares:
Net asset value, offering and redemption price per share ($2,637,668 applicable to 237,652 shares of beneficial interest outstanding - Note 4)	$11.10

Class R5 Shares:
Net asset value, offering and redemption price per share ($6,876,833 applicable to 620,787 shares of beneficial interest outstanding - Note 4)	$11.08

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    19

STATEMENT OF OPERATIONS

Thornburg Strategic Income Fund	Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME
Dividend income	$992,541
Interest income (net of premium amortized of $1,054,045)	29,438,436

Total Income	30,430,977

EXPENSES
Investment advisory fees (Note 3)	3,871,371
Administration fees (Note 3)
Class A Shares	196,887
Class C Shares	180,827
Class I Shares	121,174
Class R3 Shares	944
Class R4 Shares	1,494
Class R5 Shares	1,474
Distribution and service fees (Note 3)
Class A Shares	393,978
Class C Shares	1,446,890
Class R3 Shares	3,748
Class R4 Shares	2,994
Transfer agent fees
Class A Shares	177,413
Class C Shares	145,303
Class I Shares	234,587
Class R3 Shares	4,635
Class R4 Shares	3,863
Class R5 Shares	8,113
Registration and filing fees
Class A Shares	13,218
Class C Shares	13,616
Class I Shares	16,156
Class R3 Shares	11,618
Class R4 Shares	11,977
Class R5 Shares	11,772
Custodian fees (Note 3)	139,875
Professional fees	66,627
Accounting fees (Note 3)	22,664
Trustee fees	24,373
Other expenses	57,107

Total Expenses	7,184,698
Less:
Expenses reimbursed by investment advisor (Note 3)	(346,210)

Net Expenses	6,838,488

Net Investment Income	$23,592,489

20    Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Strategic Income Fund	Six Months Ended March 31, 2016 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(15,556,174)
Forward currency contracts (Note 7)	(45,873)
Foreign currency transactions	(102,340)

(15,704,387)

Net change in unrealized appreciation (depreciation) on:
Investments	1,422,790
Forward currency contracts (Note 7)	(92,470)
Foreign currency translations	93,053

1,423,373

Net Realized and Unrealized Loss	(14,281,014)

Net Increase in Net Assets Resulting from Operations	$9,311,475

See notes to financial statements.

Semi-Annual Report    21

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Income Fund

	Six Months Ended March 31, 2016*	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$23,592,489	$52,601,931
Net realized gain (loss) from investments, forward currency contracts and foreign currency transactions	(15,704,387)	(3,934,186)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translation	1,423,373	(86,863,981)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,311,475	(38,196,236)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(5,589,713)	(15,032,369)
Class C Shares	(4,364,002)	(11,384,849)
Class I Shares	(9,379,463)	(24,576,257)
Class R3 Shares	(27,339)	(94,447)
Class R4 Shares	(43,489)	(58,755)
Class R5 Shares	(113,154)	(206,806)
From realized gains
Class A Shares	(816,703)	(4,909,559)
Class C Shares	(732,196)	(4,451,217)
Class I Shares	(1,265,868)	(7,233,973)
Class R3 Shares	(3,811)	(42,240)
Class R4 Shares	(5,676)	(514)
Class R5 Shares	(14,864)	(39,105)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(39,817,486)	(23,177,909)
Class C Shares	(22,728,546)	(14,575,088)
Class I Shares	(76,781,293)	26,490,308
Class R3 Shares	265,458	(1,421,430)
Class R4 Shares	552,764	2,180,876
Class R5 Shares	523,691	4,235,726

Net Decrease in Net Assets	(151,030,215)	(112,493,844)

NET ASSETS
Beginning of Period	1,186,256,414	1,298,750,258

End of Period	$1,035,226,199	$1,186,256,414

Distribution in excess of net investment income	$(1,169,301)	$(5,244,630)

*	Unaudited.

See notes to financial statements.

22    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R3”, “Class R4”, and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed Thornburg Investment Management, Inc. the Trust’s investment advisor, the (“Advisor”), to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and

Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these

24    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2016
	Total	Level 1	Level 2	Level 3(b)
Assets
Investments in Securities*
Common Stock(a)	$3,537,494	$—	$3,537,494	$—
Preferred Stock(a)	18,196,378	4,711,953	13,484,425	—
Asset Backed Securities	105,755,729	—	95,144,101	10,611,628
Corporate Bonds	652,447,541	—	652,240,441	207,100
Convertible Bonds	23,986,947	—	23,986,947	—
Warrants	20,283	—	20,283	—
Municipal Bonds	4,427,659	—	4,427,659	—
U.S. Government Agencies	11,877,243	—	11,877,243	—
Other Government	27,796,728	—	27,796,728	—
Mortgage Backed	409,481	—	3,526	405,955
Loan Participations	87,436,384	—	75,013,966	12,422,418
Short Term Investments	90,935,572	90,935,572	—	—

Total Investments in Securities	$1,026,827,439	$95,647,525	$907,532,813	$23,647,101

Other Financial Instruments**
Forward Currency Contracts	$330,844	$—	$330,844	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(302,582)	$—	$(302,582)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	At March 31, 2016, industry classifications for Common and Preferred Stock in Levels 2 consist of $3,537,494 in Energy, $10,634,375 in Miscellaneous and $2,850,050 in Telecommunication Services.
(b)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, unadjusted broker quotes were applied to $12,386,023 portfolio securities characterized as Level 3 investments at March 31, 2016. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at March 31, 2016:

	Fair Value at March 31, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Corporate Bond	$207,100	Discounted cash flows	Third party vendor projection	25.00% (N/A)
			of discounted cash flows

	207,100
Loan Participations	1,164,960	Discounted cash flows	Third party vendor projection	9.50% - 11.00% (10.25%)
			of discounted cash flows

	1,164,960
Asset-Backed Securities	9,889,018	Discounted cash flows	Third party vendor projection	3.40% - 4.40% (3.93%)
			of discounted cash flows

	9,889,018

Total	$11,261,078

Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2016 is as follows:

	Asset Backed Securities	Corporate Bonds	Mortgage Backed	Loan Participations	Total(d)
Beginning Balance 9/30/2015	$12,202,675	$1,242,600	$489,490	$17,037,739	$30,972,504
Accrued Discounts (Premiums)	6,542	939	(892)	13,652	20,241
Net Realized Gain (Loss)(a)	7,098	—	(1,759)	4,092	9,431
Gross Purchases	—	—	—	494,100	494,100
Gross Sales	(1,525,510)	—	(83,536)	(4,935,091)	(6,544,137)
Net Change in Unrealized
Appreciation (Depreciation)(b)(c)	(79,177)	(1,036,439)	2,652	(192,074)	(1,305,038)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—

Ending Balance 3/31/2016	$10,611,628	$207,100	$405,955	$12,422,418	$23,647,101

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2016.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2016.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2016, which were valued using significant unobservable inputs, was $(1,120,940). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2016.
(d)	Level 3 investments represent 2.28% of total net assets at the six months ended March 31, 2016. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

26    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Unfunded Loan Commitments: The Fund has entered into a loan commitment with Nexstar Broadcasting, Inc., of which at March 31, 2016 no par commitment had been funded. The Fund is committed for the amount of $3,435,000 until January 27, 2017 for possible funding.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2016 the Fund paid $22,664 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2016, the Distributor has advised the Fund that it earned

Semi-Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

commissions aggregating $23,829 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $12,927 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of .25 of 1% of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

The Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $15,734 for Class A shares, and contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $284,103 for Class C shares, $17,258 for Class R3 shares, $14,494 for Class R4 shares, and $14,621 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Fund had transactions of $15,135,343 in sales.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30, 2015 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,775,910	$30,766,088	9,448,626	$111,515,219
Shares issued to shareholders in reinvestment of dividends	526,532	5,826,853	1,545,329	18,164,165
Shares repurchased	(6,925,236)	(76,410,427)	(13,052,160)	(152,857,293)

Net increase (decrease)	(3,622,794)	$(39,817,486)	(2,058,205)	$(23,177,909)

Class C Shares
Shares sold	1,808,771	$19,959,808	5,713,342	$67,448,862
Shares issued to shareholders in reinvestment of dividends	401,112	4,430,237	1,148,477	13,483,171
Shares repurchased	(4,262,549)	(47,118,591)	(8,167,118)	(95,507,121)

Net increase (decrease)	(2,052,666)	$(22,728,546)	(1,305,299)	$(14,575,088)

28    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30, 2015 (Audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	6,410,472	$70,662,006	20,927,899	$246,352,797
Shares issued to shareholders in reinvestment of dividends	812,038	8,965,338	2,234,492	26,178,868
Shares repurchased	(14,205,801)	(156,408,637)	(21,065,602)	(246,041,357)

Net increase (decrease)	(6,983,291)	$(76,781,293)	2,096,789	$26,490,308

Class R3 Shares
Shares sold	65,239	$723,596	111,029	$1,316,018
Shares issued to shareholders in reinvestment of dividends	1,875	20,715	9,969	117,693
Shares repurchased	(43,064)	(478,853)	(243,813)	(2,855,141)

Net increase (decrease)	24,050	$265,458	(122,815)	$(1,421,430)

Class R4 Shares
Shares sold	56,413	$627,569	188,418	$2,202,476
Shares issued to shareholders in reinvestment of dividends	2,951	32,603	3,607	41,823
Shares repurchased	(9,542)	(107,408)	(5,480)	(63,423)

Net increase (decrease)	49,822	$552,764	186,545	$2,180,876

Class R5 Shares
Shares sold	280,542	$3,077,244	582,339	$6,800,748
Shares issued to shareholders in reinvestment of dividends	7,821	86,206	16,493	192,828
Shares repurchased	(239,411)	(2,639,759)	(238,073)	(2,757,850)

Net increase (decrease)	48,952	$523,691	360,759	$4,235,726

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $141,660,123 and $250,898,832, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,105,861,833

Gross unrealized appreciation on a tax basis	$15,524,233
Gross unrealized depreciation on a tax basis	(94,558,627)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(79,034,394)

At March 31, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014 through September 30, 2015 of $2,743,921. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does

Semi-Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2016, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2016 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the six months ended March 31, 2016 was $11,256,119. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2016:

Outstanding Forward Currency Contracts to Buy or Sell at March 31, 2016
Contract Description	Contract Buy/Sell	Contract Amount	Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Canadian Dollar	Sell	9,338,300	09/07/2016	7,191,366	$—	$(178,629)
Euro	Buy	2,128,500	05/17/2016	2,425,138	95,556	—
Euro	Sell	2,128,500	05/17/2016	2,425,138	—	(123,953)
Swiss Franc	Sell	3,985,000	06/22/2016	4,158,947	235,288	—

Total					$330,844	$(302,582)

Net unrealized appreciation (depreciation)					$28,262

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2016 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at March 31, 2016
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$ 330,844

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(302,582)

30    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2016 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2016 is $28,262, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2016 are disclosed in the following tables:

Net Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$(45,873)	$(45,873)

Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$(92,470)	$(92,470)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, risks affecting specific issuers, and the risks associated with investments in derivative instruments, small- and mid-cap companies, non-U.S. issuers, real estate investment trusts, below investment grade debt obligations, and structured finance arrangements. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    31

FINANCIAL HIGHLIGHTS

Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2016(b)(c)	$11.22	0.24	(0.13)	0.11	(0.20)	(0.03)	(0.23)	$11.10	4.29	(d)	1.25	(d)	1.25	(d)	1.26	(d)	0.97	13.91	$294,728
2015(c)	$12.18	0.47	(0.82)	(0.35)	(0.46)	(0.15)	(0.61)	$11.22	4.04		1.23		1.23		1.23		(2.97)	38.40	$338,387
2014(c)	$12.19	0.52	0.28	0.80	(0.54)	(0.27)	(0.81)	$12.18	4.30		1.22		1.22		1.24		6.79	51.20	$392,604
2013(c)	$12.28	0.67	0.03	0.70	(0.65)	(0.14)	(0.79)	$12.19	5.44		1.25		1.25		1.27		5.79	76.47	$251,106
2012(c)	$11.86	0.71	0.73	1.44	(0.74)	(0.28)	(1.02)	$12.28	5.97		1.25		1.25		1.31		12.73	34.54	$199,770
2011(c)	$12.35	0.79	(0.21)	0.58	(0.79)	(0.28)	(1.07)	$11.86	6.47		1.20		1.20		1.32		4.78	48.09	$115,704
Class C Shares
2016(b)	$11.20	0.21	(0.12)	0.09	(0.17)	(0.03)	(0.20)	$11.09	3.74	(d)	1.80	(d)	1.80	(d)	2.00	(d)	0.78	13.91	$280,221
2015	$12.17	0.41	(0.83)	(0.42)	(0.40)	(0.15)	(0.55)	$11.20	3.47		1.80		1.80		1.97		(3.61)	38.40	$306,085
2014	$12.17	0.45	0.29	0.74	(0.47)	(0.27)	(0.74)	$12.17	3.73		1.80		1.80		1.98		6.27	51.20	$348,334
2013	$12.26	0.60	0.03	0.63	(0.58)	(0.14)	(0.72)	$12.17	4.88		1.80		1.80		2.02		5.21	76.47	$237,177
2012	$11.84	0.64	0.73	1.37	(0.67)	(0.28)	(0.95)	$12.26	5.42		1.79		1.79		2.05		12.15	34.54	$188,782
2011	$12.34	0.72	(0.22)	0.50	(0.72)	(0.28)	(1.00)	$11.84	5.86		1.80		1.80		2.07		4.11	48.09	$106,684
Class I Shares
2016(b)	$11.19	0.26	(0.12)	0.14	(0.22)	(0.03)	(0.25)	$11.08	4.62	(d)	0.91	(d)	0.91	(d)	0.91	(d)	1.23	13.91	$449,081
2015	$12.16	0.51	(0.83)	(0.32)	(0.50)	(0.15)	(0.65)	$11.19	4.38		0.89		0.89		0.89		(2.73)	38.40	$531,849
2014	$12.17	0.56	0.28	0.84	(0.58)	(0.27)	(0.85)	$12.16	4.60		0.90		0.90		0.90		7.15	51.20	$552,182
2013	$12.25	0.70	0.04	0.74	(0.68)	(0.14)	(0.82)	$12.17	5.75		0.94		0.94		0.94		6.21	76.47	$246,332
2012	$11.83	0.74	0.73	1.47	(0.77)	(0.28)	(1.05)	$12.25	6.27		0.96		0.96		0.97		13.06	34.54	$191,090
2011	$12.35	0.83	(0.20)	0.63	(0.87)	(0.28)	(1.15)	$11.83	6.71		0.97		0.97		0.98		5.16	48.09	$99,594
Class R3 Shares
2016(b)	$11.21	0.24	(0.13)	0.11	(0.20)	(0.03)	(0.23)	$11.09	4.31	(d)	1.25	(d)	1.25	(d)	3.54	(d)	0.97	13.91	$1,682
2015	$12.18	0.47	(0.83)	(0.36)	(0.46)	(0.15)	(0.61)	$11.21	3.98		1.25		1.25		2.70		(3.07)	38.40	$1,430
2014	$12.19	0.49	0.31	0.80	(0.54)	(0.27)	(0.81)	$12.18	4.10		1.25		1.25		3.10		6.76	51.20	$3,049
2013	$12.28	0.63	0.06	0.69	(0.64)	(0.14)	(0.78)	$12.19	5.19		1.25		1.25		32.64	(e)	5.78	76.47	$171
2012(f)	$12.03	0.30	0.25	0.55	(0.30)	—	(0.30)	$12.28	5.93	(d)	1.22	(d)	1.22	(d)	373.07	(d)(e)	4.63	34.54	$11
Class R4 Shares
2016(b)	$11.21	0.24	(0.12)	0.12	(0.20)	(0.03)	(0.23)	$11.10	4.31	(d)	1.25	(d)	1.25	(d)	2.46	(d)	1.06	13.91	$2,637
2015	$12.18	0.48	(0.84)	(0.36)	(0.46)	(0.15)	(0.61)	$11.21	4.15		1.25		1.25		2.64		(3.07)	38.40	$2,106
2014(g)	$12.00	0.35	0.17	0.52	(0.34)	—	(0.34)	$12.18	4.25	(d)	1.25	(d)	1.25	(d)	60.66	(d)(e)	4.29	51.20	$16
Class R5 Shares
2016(b)	$11.19	0.25	(0.12)	0.13	(0.21)	(0.03)	(0.24)	$11.08	4.55	(d)	0.99	(d)	0.99	(d)	1.49	(d)	1.19	13.91	$6,877
2015	$12.15	0.50	(0.82)	(0.32)	(0.49)	(0.15)	(0.64)	$11.19	4.33		0.99		0.99		1.55		(2.75)	38.40	$6,399
2014	$12.16	0.55	0.28	0.83	(0.57)	(0.27)	(0.84)	$12.15	4.51		0.99		0.99		2.11		7.05	51.20	$2,565
2013	$12.25	0.70	0.03	0.73	(0.68)	(0.14)	(0.82)	$12.16	5.68		0.99		0.99		227.33	(e)	6.07	76.47	$11
2012(f)	$12.00	0.31	0.25	0.56	(0.31)	—	(0.31)	$12.25	6.22	(d)	0.97	(d)	0.97	(d)	372.35	(d)(e)	4.75	34.54	$11

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this class of shares was May 1, 2012.
(g)	Effective date of this class of shares was February 1, 2014.
+	Based on weighted average shares outstanding.

See notes to financial statements.

32 Semi-Annual Report	Semi-Annual Report 33

EXPENSE EXAMPLE

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses paid During period† 10/1/15–3/31/16
Class A Shares
Actual	$1,000.00	$1,009.70	$6.27
Hypothetical*	$1,000.00	$1,018.76	$6.30
Class C Shares
Actual	$1,000.00	$1,007.80	$9.04
Hypothetical*	$1,000.00	$1,016.00	$9.07
Class I Shares
Actual	$1,000.00	$1,012.30	$4.60
Hypothetical*	$1,000.00	$1,020.43	$4.62
Class R3 Shares
Actual	$1,000.00	$1,009.70	$6.28
Hypothetical*	$1,000.00	$1,018.75	$6.31
Class R4 Shares
Actual	$1,000.00	$1,010.60	$6.28
Hypothetical*	$1,000.00	$1,018.75	$6.31
Class R5 Shares
Actual	$1,000.00	$1,011.90	$4.98
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.80%; I: 0.91% R3: 1.25% R4: 1.25% R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34    Semi-Annual Report

OTHER INFORMATION

Thornburg Strategic Income Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    35

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36    Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    37

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38    Semi-Annual Report

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Semi-Annual Report    39

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1663

2    Semi-Annual Report

Semi-Annual Report

Thornburg Value Fund

March 31, 2016

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TVAFX	885-215-731
Class B	TVBFX	885-215-590
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes. Class B shares are no longer offered.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Value Fund	March 31, 2016 (Unaudited)

April 18, 2016

Dear Fellow Shareholders:

The first half of Thornburg Value Fund’s 2016 fiscal year showed a positive result, though this result was disappointing relative to our benchmark, the S&P 500 Index. During the period, the Fund (A shares without sales charge) under-performed the S&P 500 Index, returning 2.81%, versus the index’s 8.49%. While near-term performance has been disappointing, both long-term performance (since the Fund’s inception) and performance since we bolstered the consistent earning characteristics (in mid-2012) remain constructive. We have updated the table (Table I) that we included in last year’s semi-annual letter highlighting strong performance and an improved beta characteristic since mid-2012. We’re excited that since June of 2012, we have provided a significant return for shareholders (in absolute terms) while also outpacing many applicable investment alternatives.

Table I Historical Performance Statistics

	10/2/95– 12/31/10	12/31/10– 6/30/12	6/30/12– 3/31/16
Value Fund Beta	0.94	1.22	0.95
Value Fund Total Return, Annualized (A shares without sales charge)	9.9%	-8.9%	15.7%
S&P 500 Total Return, Annualized	7.1%	7.7%	14.1%
Value Fund Total Return, Cumulative	320.3%	-12.9%	72.5%
S&P 500 Total Return, Cumulative	184.3%	11.8%	63.9%

Source: Bloomberg and Confluence

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.37%, as disclosed in the most recent prospectus. If the sales charge had been deducted, returns would be lower.

We sailed into twin headwinds during the period: worse performance for small- and mid-cap stocks (we own more of these) and very good performance for what we call expensive defensives (we own fewer of these). Our stock picking also weighed on results during the period. We expect to add value over the long term with fundamental, bottom-up analysis of individual securities and by buying promising companies at a discount. That said, as long-term focused investors, we know that our stock picking won’t add value over every short-term interval. Our stock attribution during the period showed a combination of permanent setbacks (where fundamental deterioration led to the sale of a few of our investments, for example) and more temporary ones (where we believe good companies at great prices are not fairly valued by the markets and got even cheaper).

Phibro Animal Health is an example of the latter. Recently, we had a long visit with the company’s management team at its headquarters in Teaneck, NJ. As we were escorted to a large conference room by the receptionist, she told us how years ago she had scored the deal of the century on the large boardroom table (she said she had bought it used from the guy she has been buying furniture from for the last 20 years). We then spent two hours at that table with Phibro’s senior management. Jack Bendheim, Phibro’s chairman, president, and CEO, started working at the company in 1969, and has been president of the company since 1988. He is also the controlling manager of BFI, Inc., the investment vehicle for the Bendheim family, which owns a majority of the stock.

For those of us who are besieged each day by flashing lights on a screen, meetings like this are refreshing. Phibro management views the price of their stock as a simple outcome of how well they manage their business over the next few years. Jack mentioned with a smile, “I know just about everything that happens day to day in my business. Even so, I have no idea what drives our stock price over the short term.”

We had the good fortune of finding this business and management team before their initial public offering in early 2014 at $13 per share. The company (and the stock) has performed well, and we trimmed our position materially, at values between $30 and $40—during 2015. The stock has been under significant pressure, though, since Hillary Clinton’s scathing tweet on drug prices last fall. While Phibro is a health care company, its products treat livestock, not humans. Phibro’s stock has traded from a high of just over $40 late last year to a low of under $24 recently. While there are always issues in the short term that we can pin a stock price move on after the fact, the truth is that very little has changed with regard to our calculation of the intrinsic value of this business. When we focus on the long term, the stock move in Phibro shares is exciting to us and our fellow Value Fund shareholders. Why? We have been given the opportunity to add to this high-quality business, with its great management team whose interests are closely aligned with ours, at a great price.

During the first half of the fiscal year, the telecommunication and utilities sectors of the S&P 500 were the best performers, while health care and financials were the worst. Our large cash position hurt performance during the period – high cash levels dampen the portfolio impact from heightened market volatility. This will tend to aid performance in down markets, but weighs on performance in up markets. Also, our stock selection within telecommunication and utilities was poor, while picks in the energy sector performed better.

Our best-performing stocks for the period were ITC Holdings, Facebook, Alphabet (i.e., Google), Thermo Fisher

4    Semi-Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Value Fund	March 31, 2016 (Unaudited)

Scientific, and Wal-Mart. ITC is an independent electrical transmission operator in the Midwest. The stock benefitted from lower interest rates and its upcoming merger with Fortis.

Facebook continued to outperform as it increased its market-leading user base. Monthly users topped 1.5 billion worldwide, with over one billion people logging in on a single day. Facebook continues to monetize this user base better than analysts’ expectations, aided by additional contributions from Instagram, and more visible forward monetization opportunities from Messenger, WhatsApp, and Oculus Rift.

Alphabet outperformed during the period as revenue accelerated and the management team took shareholder-friendly actions. The company announced a share buyback and provided more segment-level disclosures.

Thermo Fisher Scientific provides tools and services which aid in all forms of research. The company’s growth prospects look good, aided by a National Institutes of Health budget that is likely to grow over coming years.

Wal-Mart continued to recover from the lows set last year after they guided earnings much lower than expectations during an investor day in October 2015. The market reaction to the news gave us an opportunity to initiate a position. We believe that management’s significant reinvestment in its U.S. stores should drive a continuation of traffic growth and place Wal-Mart back on what Sam Walton called the virtuous cycle—more customers allowing Wal-Mart to leverage fixed costs and save money, which allows the company to lower prices, which gets Wal-Mart more customers, and around and around.

The Fund’s worst-performing stocks during the period were Dynegy, Express Scripts, Citizens Financial, Citigroup, and Phibro Animal Health. Dynegy is an independent power producer serving the Northeast and Midwest markets. The combination of increasing balance-sheet debt and lower natural gas and electricity prices in the U.S. caused shares of Dynegy to fall during the period.

Express Scripts shares were negatively impacted due to a contract dispute with a major client. Express Scripts should remain a key player in helping contain rising pharmaceutical drug costs.

Citizens Financial, along with many other banks, performed poorly during the period, as lower interest rates may translate into lower earnings power.

Shares of Citigroup fell as money-center banks under-performed the S&P 500 and financials more broadly during the period, due to expectations of lower interest rates, concerns surrounding higher credit losses from energy-related sectors, weaker capital markets revenues (trading and banking) and general macroeconomic concerns. Citigroup has the highest emerging markets exposure amongst money-center banks, and those concerns hurt stock performance during the period.

By continuing to employ our bottom-up investing approach, our goal is to position the Thornburg Value Fund to have the opportunity to outperform in any market environment. We plan to continue to execute on this approach, which has worked well over the long term. We invite you to visit our website at www.thornburg.com, where you will find useful information on the Thornburg Value Fund and on other Thornburg funds and investment topics.

Thank you for your continued trust.

Sincerely,

Connor Browne, CFA	Robert MacDonald, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Value Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 10/2/95)
Without sales charge	-2.54%	12.22%	6.62%	5.37%	9.41%
With sales charge	-6.92%	10.50%	5.64%	4.88%	9.16%
Class B Shares (Incep: 4/3/00)
Without sales charge	-3.51%	11.12%	5.57%	4.63%	3.72%
With sales charge	-8.34%	10.17%	5.25%	4.63%	3.72%
Class C Shares (Incep: 10/2/95)
Without sales charge	-3.29%	11.36%	5.80%	4.57%	8.57%
With sales charge	-4.26%	11.36%	5.80%	4.57%	8.57%
Class I Shares (Incep: 11/2/98)	-2.15%	12.65%	7.04%	5.77%	6.98%
Class R3 Shares (Incep: 7/1/03)	-2.50%	12.25%	6.63%	5.35%	7.03%
Class R4 Shares (Incep: 2/1/07)	-2.42%	12.36%	6.74%	—	3.94%
Class R5 Shares (Incep: 2/1/05)	-2.16%	12.65%	7.01%	5.74%	6.83%
S&P 500 Index (Since 10/2/95)	1.78%	11.82%	11.58%	7.01%	8.38%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.37%; B shares, 2.92%; C shares, 2.12%; I shares, 1.06%; R3 shares, 1.77%; R4 shares, 1.67%; R5 shares, 1.20%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: B shares, 2.38%; I shares, 0.99%; R3 shares, 1.35%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

S&P 500 Index – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Money-Center Bank – A large bank in a major financial center which borrows from and lends to governments, corporations, and other banks.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Value Fund	March 31, 2016 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, offer prospects for meeting the Fund’s investment goals.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

ITC Holdings Corp.	4.2%
Thermo Fisher Scientific, Inc.	4.1%
Wal-Mart Stores, Inc.	3.7%
JPMorgan Chase & Co.	3.5%
Facebook, Inc.	3.0%
Medtronic plc	2.7%
Grand Canyon Education, Inc.	2.5%
Alphabet, Inc. Class C	2.5%
Oaktree Capital Group, LLC	2.4%
Activision Blizzard, Inc.	2.3%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change.

Sector Exposure

Health Care	16.9%
Financials	15.3%
Information Technology	14.9%
Consumer Staples	12.5%
Consumer Discretionary	12.5%
Industrials	6.2%
Utilities	4.2%
Energy	3.5%
Telecommunication Services	3.2%
Materials	2.2%
Other Assets Less Liabilities	8.3%

Top Ten Industry Groups

Pharmaceuticals, Biotechnology & Life Sciences	11.9%
Software & Services	8.2%
Banks	7.6%
Food, Beverage & Tobacco	7.1%
Technology Hardware & Equipment	6.7%
Food & Staples Retailing	5.4%
Consumer Services	5.2%
Health Care Equipment & Services	5.0%
Diversified Financials	4.3%
Utilities	4.2%

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	March 31, 2016 (Unaudited)

	SHARES/
	PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 91.66%

BANKS — 7.59%
Banks — 7.59%
Citigroup, Inc.	384,400	$16,048,700
Citizens Financial Group, Inc.	1,016,315	21,291,799
JPMorgan Chase & Co.	539,040	31,921,949

		69,262,448

CAPITAL GOODS — 1.23%
Machinery — 1.23%
Allison Transmission Holdings, Inc.	416,122	11,226,972

		11,226,972

COMMERCIAL & PROFESSIONAL SERVICES — 3.68%
Commercial Services & Supplies — 3.68%
Covanta Holding Corp.	1,128,623	19,028,584
Rentokil Initial plc	5,730,668	14,551,820

		33,580,404

CONSUMER DURABLES & APPAREL — 2.02%
Household Durables — 2.02%
[a] TRI Pointe Homes, Inc.	1,565,471	18,441,248

		18,441,248

CONSUMER SERVICES — 5.15%
Diversified Consumer Services — 3.25%
[a] Grand Canyon Education, Inc.	540,118	23,084,643
[a] Nord Anglia Education, Inc.	314,156	6,562,719
Hotels, Restaurants & Leisure — 1.90%
Aramark Holdings Corp.	525,183	17,394,061

		47,041,423

DIVERSIFIED FINANCIALS — 4.33%
Capital Markets — 4.33%
Apollo Global Management, LLC	1,036,419	17,743,493
Oaktree Capital Group, LLC	441,634	21,785,805

		39,529,298

ENERGY — 3.54%
Energy Equipment & Services — 1.42%
[a] Weatherford International Ltd.	1,663,120	12,939,074
Oil, Gas & Consumable Fuels — 2.12%
Chevron Corp.	202,875	19,354,275

		32,293,349

FOOD & STAPLES RETAILING — 5.45%
Food & Staples Retailing — 5.45%
Wal-Mart Stores, Inc.	497,651	34,084,117
Whole Foods Market, Inc.	503,602	15,667,058

		49,751,175

FOOD, BEVERAGE & TOBACCO — 7.09%
Beverages — 1.60%
Kweichow Moutai Co., Ltd.	380,902	14,585,656
Food Products — 5.49%
Mead Johnson Nutrition Co.	174,419	14,820,383
Mondelez International, Inc.	493,807	19,811,537
The Kraft Heinz Co.	197,781	15,537,675

		64,755,251

HEALTH CARE EQUIPMENT & SERVICES — 5.00%
Health Care Equipment & Supplies — 2.75%
Medtronic plc	334,565	25,092,375
Health Care Providers & Services — 2.25%
[a] Envision Healthcare Holdings, Inc.	592,105	12,078,942

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2016 (Unaudited)

	SHARES/
	PRINCIPAL AMOUNT	VALUE
[a] Express Scripts Holding Company	123,437	$8,478,887

		45,650,204

INSURANCE — 1.58%
Insurance — 1.58%
Assured Guaranty Ltd.	568,300	14,377,990

		14,377,990

MATERIALS — 2.24%
Chemicals — 2.24%
International Flavors & Fragrances, Inc.	179,500	20,421,715

		20,421,715

MEDIA — 1.84%
Media — 1.84%
Vivendi SA	799,969	16,822,059

		16,822,059

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 11.87%
Biotechnology — 3.73%
Gilead Sciences, Inc.	207,199	19,033,300
[a] Seattle Genetics, Inc.	429,213	15,061,084
Life Sciences Tools & Services — 4.06%
Thermo Fisher Scientific, Inc.	261,740	37,059,766
Pharmaceuticals — 4.08%
GlaxoSmithKline plc	942,603	19,115,837
Phibro Animal Health Corp.	668,743	18,082,811

		108,352,798

REAL ESTATE — 1.80%
Real Estate Investment Trusts — 1.80%
PennyMac Mortgage Investment Trust	1,207,530	16,470,709

		16,470,709

RETAILING — 3.52%
Distributors — 0.53%
Pool Corp.	55,346	4,856,058
Specialty Retail — 2.99%
[a] AutoZone, Inc.	11,178	8,905,401
[a] Office Depot, Inc.	1,357,000	9,634,700
Staples, Inc.	792,100	8,736,863

		32,133,022

SOFTWARE & SERVICES — 8.23%
Internet Software & Services — 5.88%
[a] Alphabet, Inc. Class C	30,680	22,855,066
[a] Facebook, Inc.	243,800	27,817,580
[a] Marin Software, Inc.	1,006,735	3,040,340
Software — 2.35%
Activision Blizzard, Inc.	633,355	21,432,733

		75,145,719

TECHNOLOGY HARDWARE & EQUIPMENT — 6.70%
Communications Equipment — 1.18%
Nokia Oyj	1,819,095	10,815,477
Electronic Equipment, Instruments & Components — 1.25%
CDW Corp.	273,801	11,362,742
Technology, Hardware, Storage & Peripherals — 4.27%
Apple, Inc.	166,700	18,168,633
HP, Inc.	1,691,303	20,836,853

		61,183,705

TELECOMMUNICATION SERVICES — 3.24%
Diversified Telecommunication Services — 1.75%
[a] Zayo Group Holdings, Inc.	658,061	15,951,398

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2016 (Unaudited)

	SHARES/
	PRINCIPAL AMOUNT	VALUE
Wireless Telecommunication Services — 1.49%
[a] T-Mobile US, Inc.	354,996	$13,596,347

		29,547,745

TRANSPORTATION — 1.34%
Airlines — 1.34%
American Airlines Group, Inc.	298,379	12,236,523

		12,236,523

UTILITIES — 4.22%
Electric Utilities — 4.22%
ITC Holdings Corp.	883,808	38,507,515

		38,507,515

TOTAL COMMON STOCK (Cost $744,808,056)		836,731,272

SHORT TERM INVESTMENTS — 8.49%
[b] Thornburg Capital Management Fund	7,753,449	77,534,486

TOTAL SHORT TERM INVESTMENTS (Cost $77,534,486)		77,534,486

TOTAL INVESTMENTS — 100.15% (Cost $822,342,542)		$914,265,758
LIABILITIES NET OF OTHER ASSETS — (0.15)%		(1,343,929)

NET ASSETS — 100.00%		$912,921,829

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/ PRINCIPAL SEPTEMBER 30, 2015	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/ PRINCIPAL MARCH 31, 2016	MARKET VALUE MARCH 31, 2016	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Thornburg Capital Management Fund	8,186,055	9,900,433	10,333,039	7,753,449	$77,534,486	$163,242	$—

Total non-controlled affiliated issuers - 8.49% of net assets					$77,534,486	$163,242	$—

See notes to financial statements.

10    Semi-Annual Report

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Semi-Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	March 31, 2016 (Unaudited)

ASSETS
Investments at value (cost $822,342,542) (Note 2)	$914,265,758
Cash	36,815
Receivable for fund shares sold	576,768
Dividends receivable	2,104,595
Dividend and interest reclaim receivable	174,798
Prepaid expenses and other assets	57,786

Total Assets	917,216,520

LIABILITIES
Payable for investments purchased	36,815
Payable for fund shares redeemed	2,479,986
Unrealized depreciation on forward currency contracts (Note 7)	614,566
Payable to investment advisor and other affiliates (Note 3)	917,410
Accounts payable and accrued expenses	245,914

Total Liabilities	4,294,691

NET ASSETS	$912,921,829

NET ASSETS CONSIST OF
Undistributed net investment income	$2,859,777
Net unrealized appreciation on investments	91,295,439
Accumulated net realized gain (loss)	(394,134,307)
Net capital paid in on shares of beneficial interest	1,212,900,920

$912,921,829

12    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	March 31, 2016 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($377,187,066 applicable to 7,462,370 shares of beneficial interest outstanding - Note 4)	$50.55
Maximum sales charge, 4.50% of offering price	2.38

Maximum offering price per share	$52.93

Class B Shares:
Net asset value per share* ($793,202 applicable to 17,384 shares of beneficial interest outstanding - Note 4)	$45.63

Class C Shares:
Net asset value and offering price per share* ($170,052,043 applicable to 3,638,915 shares of beneficial interest outstanding - Note 4)	$46.73

Class I Shares:
Net asset value, offering and redemption price per share ($284,529,560 applicable to 5,466,573 shares of beneficial interest outstanding - Note 4)	$52.05

Class R3 Shares:
Net asset value, offering and redemption price per share ($55,096,633 applicable to 1,096,520 shares of beneficial interest outstanding - Note 4)	$50.25

Class R4 Shares:
Net asset value, offering and redemption price per share ($10,494,794 applicable to 206,654 shares of beneficial interest outstanding - Note 4)	$50.78

Class R5 Shares:
Net asset value, offering and redemption price per share ($14,768,531 applicable to 284,155 shares of beneficial interest outstanding - Note 4)	$51.97

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Value Fund	Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $172,518)	$9,258,218

EXPENSES
Investment advisory fees (Note 3)	3,925,086
Administration fees (Note 3)
Class A Shares	237,273
Class B Shares	703
Class C Shares	107,342
Class I Shares	71,224
Class R3 Shares	35,444
Class R4 Shares	6,873
Class R5 Shares	4,027
Distribution and service fees (Note 3)
Class A Shares	474,896
Class B Shares	5,623
Class C Shares	860,312
Class R3 Shares	141,858
Class R4 Shares	13,130
Transfer agent fees
Class A Shares	228,256
Class B Shares	4,168
Class C Shares	102,079
Class I Shares	180,944
Class R3 Shares	80,302
Class R4 Shares	17,835
Class R5 Shares	46,741
Registration and filing fees
Class A Shares	17,677
Class B Shares	9,297
Class C Shares	14,533
Class I Shares	26,873
Class R3 Shares	11,060
Class R4 Shares	9,280
Class R5 Shares	8,532
Custodian fees (Note 3)	61,645
Professional fees	43,285
Accounting fees (Note 3)	17,995
Trustee fees	19,670
Other expenses	38,930

Total Expenses	6,822,893
Less:
Expenses reimbursed by investment advisor (Note 3)	(367,964)

Net Expenses	6,454,929

Net Investment Income	$2,803,289

14    Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Six Months Ended March 31, 2016 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(6,465,127)
Forward currency contracts (Note 7)	716,794
Foreign currency transactions	16,475

(5,731,858)

Net change in unrealized appreciation (depreciation) on:
Investments	28,751,335
Forward currency contracts (Note 7)	(630,291)
Foreign currency translations	10,400

28,131,446

Net Realized and Unrealized Gain	22,399,588

Net Increase in Net Assets Resulting from Operations	$25,202,877

See notes to financial statements.

Semi-Annual Report    15

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Value Fund

	SIX MONTHS ENDED MARCH 31, 2016*	YEAR ENDED SEPTEMBER 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$2,803,289	$1,341,032
Net realized gain (loss) from investments, forward currency contracts, and foreign currency transactions	(5,731,858)	151,512,375
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	28,131,446	(128,134,616)

Net Increase (Decrease) in Net Assets Resulting from Operations	25,202,877	24,718,791

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	—	(149,783)
Class I Shares	—	(409,330)
Class R3 Shares	—	(31,715)
Class R4 Shares	—	(8,095)
Class R5 Shares	—	(39,382)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(10,382,416)	(27,491,471)
Class B Shares	(794,440)	(2,626,614)
Class C Shares	(1,889,115)	(10,439,429)
Class I Shares	(12,786,582)	(17,760,734)
Class R3 Shares	(5,826,416)	(17,826,494)
Class R4 Shares	106,720	(1,538,680)
Class R5 Shares	(5,117,521)	(12,826,806)

Net Decrease in Net Assets	(11,486,893)	(66,429,742)

NET ASSETS
Beginning of Period	924,408,722	990,838,464

End of Period	$912,921,829	$924,408,722

Undistributed net investment income	$2,859,777	$56,488

*	Unaudited.

See notes to financial statements.

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). The Fund no longer offers Class B shares for sale. Class B shares outstanding for eight years will convert to Class A shares of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (“the Advisor”), to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments

Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2016 (Unaudited)

reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2016 (Unaudited)

other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2016
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$836,731,272	$836,731,272	$—	$—
Short Term Investments	77,534,486	77,534,486	—	—

Total Investments in Securities	$914,265,758	$914,265,758	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(614,566)	$—	$(614,566)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2016 (Unaudited)

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2016 the Fund paid $17,995 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to ..125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $11,831 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,125 from redemptions of Class C shares of the Fund.

20    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2016 (Unaudited)

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $11,418 for Class B shares, $138,796 for Class I shares, $138,628 for Class R3 shares, $27,773 for Class R4 shares, and $51,349 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Fund had no transactions with affiliated funds.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2016 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2015 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	360,698	$18,207,449	737,926	$38,257,811
Shares issued to shareholders in reinvestment of dividends	—	—	2,867	143,603
Shares repurchased	(572,377)	(28,589,865)	(1,284,634)	(65,892,885)

Net increase (decrease)	(211,679)	$(10,382,416)	(543,841)	$(27,491,471)

Class B Shares
Shares sold	899	$41,768	6,680	$297,816
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(18,492)	(836,208)	(61,925)	(2,924,430)

Net increase (decrease)	(17,593)	$(794,440)	(55,245)	$(2,626,614)

Class C Shares
Shares sold	232,834	$11,070,923	306,671	$14,470,492
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(282,875)	(12,960,038)	(521,694)	(24,909,921)

Net increase (decrease)	(50,041)	$(1,889,115)	(215,023)	$(10,439,429)

Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2016 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2016 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2015 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	451,397	$23,436,067	842,023	$45,593,747
Shares issued to shareholders in reinvestment of dividends	—	—	7,702	397,296
Shares repurchased	(697,614)	(36,222,649)	(1,215,376)	(63,751,777)

Net increase (decrease)	(246,217)	$(12,786,582)	(365,651)	$(17,760,734)

Class R3 Shares
Shares sold	77,766	$3,836,223	221,665	$11,268,997
Shares issued to shareholders in reinvestment of dividends	—	—	621	30,881
Shares repurchased	(191,758)	(9,662,639)	(572,369)	(29,126,372)

Net increase (decrease)	(113,992)	$(5,826,416)	(350,083)	$(17,826,494)

Class R4 Shares
Shares sold	35,671	$1,836,463	53,145	$2,666,567
Shares issued to shareholders in reinvestment of dividends	—	—	126	6,316
Shares repurchased	(34,992)	(1,729,743)	(82,169)	(4,211,563)

Net increase (decrease)	679	$106,720	(28,898)	$(1,538,680)

Class R5 Shares
Shares sold	27,419	$1,403,417	80,803	$4,258,589
Shares issued to shareholders in reinvestment of dividends	—	—	677	34,703
Shares repurchased	(125,207)	(6,520,938)	(322,909)	(17,120,098)

Net increase (decrease)	(97,788)	$(5,117,521)	(241,429)	$(12,826,806)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $140,406,317 and $160,788,252, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$822,342,542

Gross unrealized appreciation on a tax basis	$157,968,175
Gross unrealized depreciation on a tax basis	(66,044,959)

Net unrealized appreciation (depreciation) on investments (tax basis)	$91,923,216

At March 31, 2016, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011 which may expire prior to utilization. Such capital losses may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Capital loss carryforwards generated prior to October 31, 2011 expire as follows:

2017	$144,464,769
2018	242,353,997

$386,818,766

22    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2016 (Unaudited)

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2016, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2016 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the six months ended March 31, 2016 was $24,779,302. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2016:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2016
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Euro	Sell	12,651,200	06/02/2016	14,421,264	$—	$(614,566)

Total					$—	$(614,566)

Net unrealized appreciation (depreciation)						$(614,566)

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2016 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2016
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(614,566)

Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2016 (Unaudited)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2016 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2016 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $614,566. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2016 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2016
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 716,794	$ 716,794

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2016
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ (630,291)	$ (630,291)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, credit risk, interest rate risk, liquidity risk, and the risks associated with investments in small- and mid-cap companies, and non-U.S. issuers. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

24    Semi-Annual Report

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Semi-Annual Report    25

Financial Highlights

    Thornburg Value Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2016(b)(c)	$49.17	0.15	1.23	1.38	—	—	—	$50.55	0.62	(d)	1.40	(d)	1.40	(d)	1.40	(d)	2.81	16.37	$377,187
2015(c)	$48.09	0.07	1.03	1.10	(0.02)	—	(0.02)	$49.17	0.14		1.37		1.37		1.37		2.28	59.70	$377,299
2014(c)	$40.84	0.10	7.41	7.51	(0.26)	—	(0.26)	$48.09	0.22		1.37		1.37		1.37		18.40	72.43	$395,216
2013(c)	$31.51	0.08	9.25	9.33	—	—	—	$40.84	0.23		1.40		1.40		1.40		29.61	61.50	$400,275
2012(c)	$27.71	(0.10)	3.90	3.80	—	—	—	$31.51	(0.32)		1.32		1.32		1.32		13.71	54.16	$470,120
2011(c)	$30.44	(0.03)	(2.70)	(2.73)	—	—	—	$27.71	(0.10)		1.28		1.28		1.28		(8.97)	64.14	$825,700
CLASS B SHARES
2016(b)	$44.60	(0.10)	1.13	1.03	—	—	—	$45.63	(0.44	)(d)	2.38	(d)	2.38	(d)	4.41	(d)	2.29	16.37	$793
2015	$44.05	(0.41)	0.96	0.55	—	—	—	$44.60	(0.88)		2.37		2.37		2.92		1.25	59.70	$1,560
2014	$37.55	(0.31)	6.81	6.50	—	—	—	$44.05	(0.74)		2.32		2.32		2.55		17.31	72.43	$3,974
2013	$29.25	(0.24)	8.54	8.30	—	—	—	$37.55	(0.74)		2.37		2.37		2.47		28.38	61.50	$7,448
2012	$25.99	(0.38)	3.64	3.26	—	—	—	$29.25	(1.33)		2.34		2.34		2.36		12.53	54.16	$9,344
2011	$28.81	(0.33)	(2.49)	(2.82)	—	—	—	$25.99	(1.03)		2.19		2.19		2.19		(9.79)	64.14	$13,616
CLASS C SHARES
2016(b)	$45.63	(0.03)	1.13	1.10	—	—	—	$46.73	(0.14	)(d)	2.15	(d)	2.15	(d)	2.15	(d)	2.41	16.37	$170,052
2015	$44.95	(0.29)	0.97	0.68	—	—	—	$45.63	(0.61)		2.12		2.12		2.12		1.51	59.70	$168,321
2014	$38.26	(0.24)	6.93	6.69	—	—	—	$44.95	(0.55)		2.14		2.14		2.14		17.49	72.43	$175,495
2013	$29.75	(0.18)	8.69	8.51	—	—	—	$38.26	(0.55)		2.18		2.18		2.18		28.60	61.50	$166,971
2012	$26.36	(0.32)	3.71	3.39	—	—	—	$29.75	(1.09)		2.09		2.09		2.09		12.86	54.16	$185,286
2011	$29.18	(0.28)	(2.54)	(2.82)	—	—	—	$26.36	(0.85)		2.03		2.03		2.03		(9.66)	64.14	$253,065
CLASS I SHARES
2016(b)	$50.53	0.26	1.26	1.52	—	—	—	$52.05	1.02	(d)	0.99	(d)	0.99	(d)	1.09	(d)	3.01	16.37	$284,529
2015	$49.28	0.28	1.04	1.32	(0.07)	—	(0.07)	$50.53	0.53		0.99		0.99		1.06		2.68	59.70	$288,642
2014	$41.96	0.28	7.62	7.90	(0.58)	—	(0.58)	$49.28	0.60		0.99		0.99		1.06		18.86	72.43	$299,568
2013	$32.24	0.20	9.52	9.72	—	—	—	$41.96	0.59		0.98		0.98		1.01		30.15	61.50	$272,468
2012	$28.26	0.02	3.99	4.01	(0.03)	—	(0.03)	$32.24	0.07		0.93		0.93		0.93		14.18	54.16	$1,104,163
2011	$30.95	0.09	(2.76)	(2.67)	(0.02)	—	(0.02)	$28.26	0.27		0.91		0.91		0.91		(8.65)	64.14	$1,968,181
CLASS R3 SHARES
2016(b)	$48.86	0.16	1.23	1.39	—	—	—	$50.25	0.65	(d)	1.35	(d)	1.35	(d)	1.84	(d)	2.84	16.37	$55,097
2015	$47.79	0.08	1.01	1.09	(0.02)	—	(0.02)	$48.86	0.16		1.35		1.35		1.77		2.28	59.70	$59,150
2014	$40.56	0.11	7.37	7.48	(0.25)	—	(0.25)	$47.79	0.23		1.35		1.35		1.77		18.45	72.43	$74,579
2013	$31.28	0.10	9.18	9.28	—	—	—	$40.56	0.29		1.34		1.34		1.78		29.67	61.50	$80,671
2012	$27.51	(0.10)	3.87	3.77	—	—	—	$31.28	(0.34)		1.35		1.35		1.66		13.70	54.16	$131,013
2011	$30.24	(0.06)	(2.67)	(2.73)	—	—	—	$27.51	(0.17)		1.35		1.35		1.64		(9.03)	64.14	$169,234
CLASS R4 SHARES
2016(b)	$49.36	0.20	1.22	1.42	—	—	—	$50.78	0.78	(d)	1.24	(d)	1.24	(d)	1.75	(d)	2.88	16.37	$10,495
2015	$48.24	0.14	1.01	1.15	(0.03)	—	(0.03)	$49.36	0.26		1.25		1.25		1.67		2.39	59.70	$10,167
2014	$40.89	0.16	7.43	7.59	(0.24)	—	(0.24)	$48.24	0.36		1.24		1.24		1.69		18.56	72.43	$11,330
2013	$31.50	0.13	9.26	9.39	—	—	—	$40.89	0.39		1.25		1.25		1.67		29.81	61.50	$13,340
2012	$27.68	(0.07)	3.89	3.82	—	—	—	$31.50	(0.24)		1.25		1.25		1.50		13.80	54.16	$45,989
2011	$30.39	(0.02)	(2.69)	(2.71)	—	—	—	$27.68	(0.06)		1.25		1.25		1.47		(8.92)	64.14	$51,900
CLASS R5 SHARES
2016(b)	$50.45	0.25	1.27	1.52	—	—	—	$51.97	0.99	(d)	0.99	(d)	0.99	(d)	1.63	(d)	3.01	16.37	$14,769
2015	$49.21	0.27	1.04	1.31	(0.07)	—	(0.07)	$50.45	0.51		0.99		0.99		1.20		2.65	59.70	$19,270
2014	$41.89	0.28	7.61	7.89	(0.57)	—	(0.57)	$49.21	0.59		0.98		0.98		1.42		18.88	72.43	$30,676
2013	$32.19	0.22	9.48	9.70	—	—	—	$41.89	0.63		0.99		0.99		1.37		30.13	61.50	$47,076
2012	$28.22	— (e)	3.98	3.98	(0.01)	—	(0.01)	$32.19	—	(f)	0.99		0.99		1.17		14.10	54.16	$129,995
2011	$30.92	0.07	(2.76)	(2.69)	(0.01)	—	(0.01)	$28.22	0.20		0.98		0.99		1.09		(8.70)	64.14	$215,364

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Net investment income (loss) is less than 0.01%.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Semi-Annual Report	Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg Value Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD† 10/1/15–3/31/16
CLASS A SHARES
Actual	$1,000.00	$1,028.10	$7.08
Hypothetical*	$1,000.00	$1,018.02	$7.04
CLASS B SHARES
Actual	$1,000.00	$1,022.90	$12.04
Hypothetical*	$1,000.00	$1,013.10	$11.98
CLASS C SHARES
Actual	$1,000.00	$1,024.10	$10.90
Hypothetical*	$1,000.00	$1,014.23	$10.85
CLASS I SHARES
Actual	$1,000.00	$1,030.10	$5.02
Hypothetical*	$1,000.00	$1,020.05	$5.00
CLASS R3 SHARES
Actual	$1,000.00	$1,028.40	$6.85
Hypothetical*	$1,000.00	$1,018.25	$6.81
CLASS R4 SHARES
Actual	$1,000.00	$1,028.80	$6.31
Hypothetical*	$1,000.00	$1,018.78	$6.28
CLASS R5 SHARES
Actual	$1,000.00	$1,030.10	$5.02
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.40%; B: 2.38%; C: 2.15%; I: 0.99%; R3: 1.35%; R4: 1.24%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Semi-Annual Report

OTHER INFORMATION

Thornburg Value Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    29

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH170

2    Semi-Annual Report

Semi-Annual Report

Thornburg International Value Fund

March 31, 2016

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TGVAX	885-215-657
Class B	THGBX	885-215-616
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes. Class B shares are no longer offered.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg International Value Fund	March 31, 2016 (Unaudited)

April 15, 2016

Dear Fellow Shareholder:

After much anticipation, the Federal Reserve Open Market Committee finally started raising rates in December 2015. The volatility that marked most of the fiscal year ending September 30, 2015 continued into the first half of the current fiscal year. Global equity markets rallied at the beginning of October 2015, led by a rebound in commodity prices, emerging market equities, and cyclical stocks. Then, and in sharp contrast, early 2016 saw global equity markets post one of the worst starts in recent decades. Mounting investor concern for a potential U.S. economic recession added to existing fears over a “hard landing” in China, rising stress in Europe’s financial system, and the impact of low commodity prices. International equity markets then reversed sharply half way through the first quarter of 2016 as U.S. and Chinese economic data improved and commodity prices rebounded off their lows.

For the six-month period ended March 31, 2016, the Thornburg International Value Fund returned negative 1.38% (A shares without sales charge), versus a return of positive 1.56% for the MSCI EAFE Index and positive 3.03% for the MSCI All Country (AC) World ex-U.S. Index.

While we are disappointed with the Fund’s relative performance during the first half of this fiscal year, we are pleased with the Fund’s longer-term track record. For the trailing 12-month period, the Fund returned negative 5.37% (A shares without sales charge), outperforming the MSCI EAFE Index and the MSCI AC World ex-U.S. Index by nearly 300 basis points and 350 basis points, respectively (please refer to the performance table on page 6 for details). The Fund’s underweight to commodity-exposed emerging markets and a large-cap “quality” tilt, proved to be performance headwinds in the period. However, we have been, and will remain, disciplined, only investing in attractive stocks from both return and risk perspectives. As fundamental, valuation-focused stock pickers, we became motivated by the valuation dislocations caused by market volatility and took the opportunity to upgrade the portfolio, building positions in high-quality stocks at what we believed to be attractive valuations. Among new additions to the portfolio were China’s leading social networking provider Tencent and leading global consumer products company Reckitt Benckiser. We had owned both Tencent and Reckitt Benckiser in the past and thought highly of their businesses, but had exited both names due to valuation. Both Tencent and Reckitt Benckiser have already contributed positively to performance.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.27%, as disclosed in the most recent prospectus. If the sales charge had been deducted, returns would be lower.

Top contributors to performance during the period included Nippon Telegraph and Telephone (NTT), Japan’s largest telecom operator; Ctrip, China’s dominant online travel services provider; Vinci, a French toll-road operator; Kweichow Moutai, China’s premium spirits producer; and AXA, a French-based insurer and asset manager. NTT performed well on the back of strong operating results from the company’s NTT Docomo subsidiary as well as positive progress made in their fiber wholesaling initiatives. Ctrip was up following news around industry consolidation and the stronger profit growth which is expected to result. Vinci posted stronger-than-expected earnings, thanks mainly to higher traffic volume. Kweichow Moutai re-rated after delivering solid operating results. And finally, AXA was up due to lower capital requirements under the new Solvency II regulatory regime.

The main detractors from performance were drug company Novartis; media concern Liberty Global; and financials Intesa Sanpaolo, ING Groep, and Sumitomo Mitsui Trust. Shares of Swiss pharmaceutical company Novartis were dragged down by pressure across the broader pharmaceuticals sector. The company also missed earnings in the fourth quarter due to issues which are now being addressed at its Alcon division. Negative sentiment toward leverage hurt media conglomerate Liberty Global, which was also hit by failed merger discussions.

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg International Value Fund	March 31, 2016 (Unaudited)

European banks Intesa Sanpaolo and ING Groep, as well as Japanese financial Sumitomo Mitsui Trust, were all affected by the turn toward negative interest rates in their home markets. We exited all three positions.

Even though international equity markets posted positive returns over the past six-month period, the extreme volatility negatively impacted investor sentiment. Our fundamental-research approach and focus on individual stock selection are intended to yield an understanding of each company’s challenges and prospects as economic and market conditions evolve. This approach means volatility can be an opportunity, as much as it is a threat. We remain confident that our fundamental approach to investing in promising companies at a discount can produce superior investment results over the long run.

Thank you for investing alongside us in the Thornburg International Value Fund.

Sincerely,

William V. Fries, CFA	Lei Wang, CFA	Di Zhou, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg International Value Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 5/28/98)
Without sales charge	-5.37%	2.51%	1.15%	3.42%	7.25%
With sales charge	-9.63%	0.96%	0.22%	2.95%	6.98%
Class B Shares (Incep: 4/3/00)
Without sales charge	-6.38%	1.55%	0.25%	2.77%	4.86%
With sales charge	-10.30%	0.65%	-0.05%	2.77%	4.86%
Class C Shares (Incep: 5/28/98)
Without sales charge	-6.05%	1.76%	0.41%	2.67%	6.41%
With sales charge	-6.83%	1.76%	0.41%	2.67%	6.41%
Class I Shares (Incep: 3/30/01)	-5.03%	2.90%	1.54%	3.83%	6.90%
Class R3 Shares (Incep: 7/1/03)	-5.52%	2.33%	0.97%	3.26%	8.09%
Class R4 Shares (Incep: 2/1/07)	-5.37%	2.52%	1.17%	—	2.13%
Class R5 Shares (Incep: 2/1/05)	-5.12%	2.80%	1.43%	3.75%	5.97%
Class R6 Shares (Incep: 5/1/12)	-4.86%	3.06%	—	—	4.18%
MSCI AC World ex-U.S. Index (Gross) (Since 5/28/98)	-8.78%	0.76%	0.76%	2.39%	4.34%
MSCI EAFE Index (Since 5/28/98)	-8.27%	2.23%	2.29%	1.80%	3.50%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.27%; B shares, 2.24%; C shares, 1.99%; I shares, 0.90%; R3 shares, 1.58%; R4 shares, 1.37%; R5 shares, 1.11%; R6 shares, 0.74%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.45%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

MSCI All Country (AC) World ex-US Index – A market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. The index is calculated with gross dividends reinvested in U.S. dollars.

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is a common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

6    Semi-Annual Report

FUND SUMMARY

Thornburg International Value Fund	March 31, 2016 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The Fund invests primarily in foreign securities or depositary receipts of foreign securities. The Fund may invest in developing countries.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

Nestle SA	3.0%
Nippon Telegraph & Telephone Corp.	2.9%
Novartis AG	2.8%
Reckitt Benckiser plc	2.7%
Total SA	2.7%
UBS Group AG	2.7%
Atlantia S.p.A.	2.6%
Japan Exchange Group, Inc.	2.6%
Aviva plc	2.6%
Sony Corp.	2.5%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Financials	18.3%
Industrials	15.2%
Consumer Staples	12.2%
Health Care	12.2%
Consumer Discretionary	11.0%
Information Technology	7.1%
Telecommunication Services	7.0%
Utilities	4.0%
Energy	3.2%
Materials	2.5%
Other Assets Less Liabilities	7.4%

Top Ten Industry Groups

Transportation	9.9%
Pharmaceuticals, Biotechnology & Life Sciences	9.8%
Diversified Financials	8.3%
Food, Beverage & Tobacco	7.5%
Telecommunication Services	7.0%
Insurance	5.5%
Capital Goods	5.3%
Media	4.9%
Banks	4.6%
Utilities	4.0%

Country Exposure*

(percent of equity holdings)

Japan	15.6%
United Kingdom	13.5%
France	13.2%
Switzerland	11.7%
China	11.5%
Netherlands	5.9%
United States	5.8%
Germany	4.7%
Italy	4.3%
Hong Kong	4.0%
Denmark	2.5%
Finland	2.1%
Ireland	1.4%
Mexico	1.4%
Spain	1.3%
Australia	1.1%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	March 31, 2016 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 92.63%

AUTOMOBILES & COMPONENTS — 1.25%
Auto Components — 1.25%
Delphi Automotive plc	1,455,970	$109,226,869

		109,226,869

BANKS — 4.61%
Banks — 4.61%
Citigroup, Inc.	5,078,414	212,023,784
Lloyds Banking Group plc	195,228,362	190,725,754

		402,749,538

CAPITAL GOODS — 5.33%
Building Products — 1.60%
Compagnie de Saint-Gobain	3,162,366	139,368,187
Construction & Engineering — 2.52%
Vinci S.A.	2,958,963	220,437,713
Industrial Conglomerates — 1.21%
Koninklijke Philips N.V.	3,708,942	105,657,823

		465,463,723

CONSUMER DURABLES & APPAREL — 2.53%
Household Durables — 2.53%
Sony Corp.	8,588,808	220,777,658

		220,777,658

CONSUMER SERVICES — 0.51%
Hotels, Restaurants & Leisure — 0.51%
Accor S.A.	1,039,960	44,068,709

		44,068,709

DIVERSIFIED FINANCIALS — 8.26%
Capital Markets — 3.53%
CITIC Securities Co., Ltd.	27,003,247	74,359,551
UBS Group AG	14,528,262	234,041,681
Diversified Financial Services — 4.73%
Hong Kong Exchanges & Clearing Ltd.	7,666,490	184,414,398
Japan Exchange Group, Inc.	14,926,800	228,653,456

		721,469,086

ENERGY — 3.21%
Oil, Gas & Consumable Fuels — 3.21%
Exxon Mobil Corp.	523,413	43,752,093
Total SA	5,191,995	236,673,281

		280,425,374

FOOD & STAPLES RETAILING — 1.99%
Food & Staples Retailing — 1.99%
Seven & i Holdings Co., Ltd.	4,091,665	174,217,057

		174,217,057

FOOD, BEVERAGE & TOBACCO — 7.50%
Beverages — 4.50%
Heineken NV	2,215,753	200,821,935
Kweichow Moutai Co., Ltd.	5,026,604	192,480,789
Food Products — 3.00%
Nestle SA	3,509,384	262,232,063

		655,534,787

HEALTH CARE EQUIPMENT & SERVICES — 2.37%
Health Care Providers & Services — 2.37%
Fresenius SE & Co. KGaA	2,838,869	207,420,675

		207,420,675

HOUSEHOLD & PERSONAL PRODUCTS — 2.72%
Household Products — 2.72%
Reckitt Benckiser plc	2,460,844	237,864,127

		237,864,127

INSURANCE — 5.46%
Insurance — 5.46%
AIA Group Ltd.	24,536,418	139,013,396

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2016 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
Aviva plc	34,768,824	$227,761,270
AXA S.A.	4,664,777	109,823,530

		476,598,196

MATERIALS — 2.51%
Construction Materials — 0.60%
Anhui Conch Cement Co., Ltd.	20,222,186	52,841,076
Metals & Mining — 1.91%
BHP Billiton plc	7,907,347	88,901,977
Freeport-McMoRan Copper & Gold, Inc.	7,505,377	77,605,598

		219,348,651

MEDIA — 4.93%
Media — 4.93%
China South Publishing & Media Group Co., Ltd.	18,283,558	53,627,172
ITV plc	46,507,520	161,112,889
[a] Liberty Global plc	2,083,138	78,242,663
Vivendi	6,537,863	137,480,722

		430,463,446

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.78%
Pharmaceuticals — 9.78%
GlaxoSmithKline plc	4,360,142	88,422,977
Novartis AG	3,347,066	242,619,209
Novo Nordisk A/S	3,770,980	204,543,345
Perrigo Co. plc	878,826	112,428,210
Roche Holding AG	839,201	206,581,953

		854,595,694

RETAILING — 1.75%
Internet & Catalog Retail — 1.75%
[a] Ctrip.com International, Ltd. ADR	2,945,137	130,351,764
Rakuten, Inc.	2,309,116	22,271,495

		152,623,259

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.97%
Semiconductors & Semiconductor Equipment — 1.97%
[a] NXP Semiconductors N.V.	2,118,156	171,718,907

		171,718,907

SOFTWARE & SERVICES — 3.19%
Information Technology Services — 1.57%
MasterCard, Inc.	1,452,928	137,301,696
Internet Software & Services — 1.62%
Tencent Holdings Ltd.	6,935,079	141,699,166

		279,000,862

TECHNOLOGY HARDWARE & EQUIPMENT — 1.91%
Communications Equipment — 1.91%
Nokia Oyj	28,026,048	166,629,610

		166,629,610

TELECOMMUNICATION SERVICES — 6.98%
Diversified Telecommunication Services — 6.30%
Deutsche Telekom AG	9,677,178	173,708,919
Nippon Telegraph & Telephone Corp.	5,965,447	256,968,209
[a] Telecom Italia S.p.A.	111,324,716	120,089,201
Wireless Telecommunication Services — 0.68%
China Mobile Ltd.	5,298,405	59,012,703

		609,779,032

TRANSPORTATION — 9.87%
Airlines — 1.81%
Japan Airlines Co., Ltd.	4,321,769	158,286,302
Road & Rail — 3.60%
East Japan Railway Co.	2,315,651	199,848,222
Kansas City Southern	1,346,147	115,028,261
Transportation Infrastructure — 4.46%
Atlantia S.p.A.	8,283,202	229,698,312
Shanghai International Air Co., Ltd.	34,309,956	159,730,468

		862,591,565

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2016 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
UTILITIES — 4.00%
Electric Utilities — 2.25%
Electricite de France SA	7,900,671	$88,679,056
Iberdrola S.A.	16,132,095	107,588,665
Independent Power & Renewable Electricity Producers — 0.74%
CGN Power Co., Ltd.	191,257,690	65,089,277
Multi-Utilities — 1.01%
Suez Environnement Co.	4,812,779	88,280,539

		349,637,537

TOTAL COMMON STOCK (Cost $7,585,546,255)		8,092,204,362

SHORT TERM INVESTMENTS — 7.99%
[b] Thornburg Capital Management Fund	69,770,685	697,706,850

TOTAL SHORT TERM INVESTMENTS (Cost $697,706,850)		697,706,850

TOTAL INVESTMENTS — 100.62% (Cost $8,283,253,105)		$8,789,911,212
LIABILITIES NET OF OTHER ASSETS — (0.62)%		(53,833,668)

NET ASSETS — 100.00%		$8,736,077,544

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2015	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL MARCH 31, 2016	MARKET VALUE MARCH 31, 2016	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Thornburg Capital Management Fund	59,256,131	248,894,006	238,379,452	69,770,685	$697,706,850	$1,392,339	$—

Total non-controlled affiliated issuers – 7.99% of net assets					$697,706,850	$1,392,339	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10    Semi-Annual Report

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Semi-Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	March 31, 2016 (Unaudited)

ASSETS
Investments at value (cost $8,283,253,105) (Note 2)	$8,789,911,212
Cash	349,097
Cash denominated in foreign currency (cost $867,867)	866,840
Receivable for investments sold	15,749,236
Receivable for fund shares sold	21,030,954
Unrealized appreciation on forward currency contracts (Note 7)	37,689,852
Dividends receivable	21,995,701
Dividend and interest reclaim receivable	8,769,470
Prepaid expenses and other assets	254,256

Total Assets	8,896,616,618

LIABILITIES
Payable for investments purchased	63,617,032
Payable for fund shares redeemed	20,561,016
Unrealized depreciation on forward currency contracts (Note 7)	63,589,232
Payable to investment advisor and other affiliates (Note 3)	6,540,990
Accounts payable and accrued expenses	6,230,804

Total Liabilities	160,539,074

NET ASSETS	$8,736,077,544

NET ASSETS CONSIST OF
Undistributed net investment income	$21,856,387
Net unrealized appreciation on investments	481,064,325
Accumulated net realized gain (loss)	96,498,898
Net capital paid in on shares of beneficial interest	8,136,657,934

$8,736,077,544

12    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	March 31, 2016 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($1,169,453,503 applicable to 50,699,850 shares of beneficial interest outstanding - Note 4)	$23.07
Maximum sales charge, 4.50% of offering price	1.09

Maximum offering price per share	$24.16

Class B Shares:
Net asset value per share* ($3,528,718 applicable to 169,968 shares of beneficial interest outstanding - Note 4)	$20.76

Class C Shares:
Net asset value and offering price per share* ($607,822,312 applicable to 29,004,998 shares of beneficial interest outstanding - Note 4)	$20.96

Class I Shares:
Net asset value, offering and redemption price per share ($5,175,592,549 applicable to 218,688,426 shares of beneficial interest outstanding - Note 4)	$23.67

Class R3 Shares:
Net asset value, offering and redemption price per share ($432,535,720 applicable to 18,759,643 shares of beneficial interest outstanding - Note 4)	$23.06

Class R4 Shares:
Net asset value, offering and redemption price per share ($291,949,952 applicable to 12,741,839 shares of beneficial interest outstanding - Note 4)	$22.91

Class R5 Shares:
Net asset value, offering and redemption price per share ($625,042,741 applicable to 26,426,746 shares of beneficial interest outstanding - Note 4)	$23.65

Class R6 Shares:
Net asset value, offering and redemption price per share ($430,152,049 applicable to 18,220,215 shares of beneficial interest outstanding - Note 4)	$23.61

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    13

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $7,486,775)	$73,973,072

EXPENSES
Investment advisory fees (Note 3)	32,324,994
Administration fees (Note 3)
Class A Shares	792,752
Class B Shares	3,287
Class C Shares	410,418
Class I Shares	1,356,944
Class R3 Shares	284,768
Class R4 Shares	195,404
Class R5 Shares	163,715
Distribution and service fees (Note 3)
Class A Shares	1,583,243
Class B Shares	26,388
Class C Shares	3,285,915
Class R3 Shares	1,141,358
Class R4 Shares	388,412
Transfer agent fees
Class A Shares	1,187,630
Class B Shares	11,169
Class C Shares	529,602
Class I Shares	3,557,725
Class R3 Shares	658,472
Class R4 Shares	533,674
Class R5 Shares	717,479
Class R6 Shares	3,660
Registration and filing fees
Class A Shares	15,520
Class B Shares	8,675
Class C Shares	14,407
Class I Shares	149,603
Class R3 Shares	11,809
Class R4 Shares	14,173
Class R5 Shares	26,882
Class R6 Shares	14,529
Custodian fees (Note 3)	762,800
Professional fees	104,198
Accounting fees (Note 3)	186,880
Trustee fees	210,190
Other expenses	443,669

Total Expenses	51,120,344
Less:
Expenses reimbursed by investment advisor (Note 3)	(906,654)

Net Expenses	50,213,690

Net Investment Income	$23,759,382

14    Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Six Months Ended March 31, 2016 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$108,053,635
Forward currency contracts (Note 7)	(9,333,041)
Foreign currency transactions	(2,367,856)

96,352,738

Net change in unrealized appreciation (depreciation) on:
Investments	(203,205,027)
Forward currency contracts (Note 7)	(3,670,524)
Foreign currency translations	2,412,760

(204,462,791)

Net Realized and Unrealized Loss	(108,110,053)

Net Decrease in Net Assets Resulting from Operations	$(84,350,671)

See notes to financial statements.

Semi-Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	SIX MONTHS ENDED MARCH 31, 2016*	YEAR ENDED SEPTEMBER 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$23,759,382	$127,599,192
Net realized gain (loss) from investments, forward currency contracts, and foreign currency transactions	96,352,738	2,158,354,443
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	(204,462,791)	(2,050,088,223)

Net Increase (Decrease) in Net Assets Resulting from Operations	(84,350,671)	235,865,412

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	—	(13,268,050)
Class B Shares	—	(5,365)
Class C Shares	—	(2,886,929)
Class I Shares	(3,997,776)	(82,112,732)
Class R3 Shares	—	(3,933,658)
Class R4 Shares	—	(3,650,855)
Class R5 Shares	(387,326)	(10,245,399)
Class R6 Shares	(526,944)	(7,249,669)
From realized gains
Class A Shares	(206,189,949)	(166,562,573)
Class B Shares	(1,033,957)	(1,316,453)
Class C Shares	(114,820,498)	(75,585,562)
Class I Shares	(855,268,178)	(617,568,803)
Class R3 Shares	(72,397,527)	(57,375,341)
Class R4 Shares	(50,071,447)	(46,567,679)
Class R5 Shares	(102,430,055)	(145,792,152)
Class R6 Shares	(63,967,908)	(62,251,716)
FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	30,276,879	(1,089,390,257)
Class B Shares	(2,889,278)	(7,775,348)
Class C Shares	26,468,465	(96,267,790)
Class I Shares	174,314,396	(1,275,407,107)
Class R3 Shares	32,207,126	(229,305,280)
Class R4 Shares	12,735,757	(351,180,663)
Class R5 Shares	49,439,836	(1,362,741,831)
Class R6 Shares	78,635,087	(399,050,412)

Net Decrease in Net Assets	(1,154,253,968)	(5,871,626,212)

NET ASSETS
Beginning of Period	9,890,331,512	15,761,957,724

End of Period	$8,736,077,544	$9,890,331,512

Undistributed net investment income	$21,856,387	$3,009,051

*	Unaudited.

See notes to financial statements.

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has eight classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). The Fund no longer offers Class B shares for sale. Class B shares outstanding for eight years convert to Class A shares of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed Thornburg Investment Management, Inc. the Trust’s investment advisor, the (“Advisor”), to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments

Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2016 (Unaudited)

reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2016 (Unaudited)

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2016
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$8,092,204,362	$8,092,204,362	$—	$—
Short Term Investments	697,706,850	697,706,850	—	—

Total Investments in Securities	$8,789,911,212	$8,789,911,212	$—	$—
Other Financial Instruments**
Forward Currency Contracts	$37,689,852	—	$37,689,852	$—
Spot Currency	$102,809	102,809	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(63,589,232)	$—	$(63,589,232)	$—
Spot Currency	$(893)	(893)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously

Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2016 (Unaudited)

withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2016 the Fund paid $186,880 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class

20    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2016 (Unaudited)

of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $19,779 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $19,261 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $6,370 for Class B shares, $477,299 for Class R3 shares, $333,248 for Class R4 shares, and $89,737 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Fund had no transactions with affiliated funds.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30, 2015 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,507,241	$109,963,056	8,248,175	$241,288,378
Shares issued to shareholders in reinvestment of dividends	7,715,763	189,190,500	5,853,841	162,599,810
Shares repurchased	(11,109,472)	(268,876,677)	(51,693,689)	(1,493,278,445)

Net increase (decrease)	1,113,532	$30,276,879	(37,591,673)	$(1,089,390,257)

Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2016 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2016 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2015 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class B Shares
Shares sold	8,185	$181,449	25,095	$674,468
Shares issued to shareholders in reinvestment of dividends	36,506	808,607	38,401	976,975
Shares repurchased	(173,113)	(3,879,334)	(353,486)	(9,426,791)

Net increase (decrease)	(128,422)	$(2,889,278)	(289,990)	$(7,775,348)

Class C Shares
Shares sold	1,979,538	$44,126,009	2,374,020	$63,814,668
Shares issued to shareholders in reinvestment of dividends	3,958,239	88,387,477	2,324,577	59,667,023
Shares repurchased	(4,752,639)	(106,045,021)	(8,267,215)	(219,749,481)

Net increase (decrease)	1,185,138	$26,468,465	(3,568,618)	$(96,267,790)

Class I Shares
Shares sold	37,633,035	$913,158,858	51,033,802	$1,526,947,270
Shares issued to shareholders in reinvestment of dividends	30,045,904	755,307,421	21,516,580	612,023,354
Shares repurchased	(59,270,481)	(1,494,151,883)	(116,894,145)	(3,414,377,731)

Net increase (decrease)	8,408,458	$174,314,396	(44,343,763)	$(1,275,407,107)

Class R3 Shares
Shares sold	2,123,777	$51,044,473	4,183,276	$121,693,500
Shares issued to shareholders in reinvestment of dividends	2,739,230	67,165,933	2,069,052	57,455,170
Shares repurchased	(3,550,982)	(86,003,280)	(14,059,202)	(408,453,950)

Net increase (decrease)	1,312,025	$32,207,126	(7,806,874)	$(229,305,280)

Class R4 Shares
Shares sold	1,809,393	$43,709,027	4,065,341	$116,638,346
Shares issued to shareholders in reinvestment of dividends	1,481,647	36,078,105	1,405,574	38,816,115
Shares repurchased	(2,757,943)	(67,051,375)	(17,591,772)	(506,635,124)

Net increase (decrease)	533,097	$12,735,757	(12,120,857)	$(351,180,663)

Class R5 Shares
Shares sold	3,089,621	$77,862,126	9,113,063	$266,509,147
Shares issued to shareholders in reinvestment of dividends	3,907,713	98,195,904	5,223,489	147,978,195
Shares repurchased	(5,034,452)	(126,618,194)	(61,286,367)	(1,777,229,173)

Net increase (decrease)	1,962,882	$49,439,836	(46,949,815)	$(1,362,741,831)

Class R6 Shares
Shares sold	1,785,391	$43,469,685	4,410,128	$129,266,866
Shares issued to shareholders in reinvestment of dividends	2,564,248	64,278,484	2,450,164	69,470,703
Shares repurchased	(1,177,002)	(29,113,082)	(20,550,235)	(597,787,981)

Net increase (decrease)	3,172,637	$78,635,087	(13,689,943)	$(399,050,412)

22    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2016 (Unaudited)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $4,409,512,191 and $5,128,056,949, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$8,283,253,105

Gross unrealized appreciation on a tax basis	$816,986,494
Gross unrealized depreciation on a tax basis	(310,328,387)

Net unrealized appreciation (depreciation) on investments (tax basis)	$506,658,107

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2016, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2016 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the six months ended March 31, 2016 was $1,969,067,168. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2016 (Unaudited)

The following table displays the outstanding forward currency contracts at March 31, 2016:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2016
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Euro	Buy	183,014,000	05/11/2016	208,482,102	$9,710,597	$—
Euro	Sell	183,014,000	05/11/2016	208,482,102	—	(828,744)
Euro	Sell	97,142,100	06/09/2016	110,758,077	—	(1,909,897)
Euro	Sell	203,789,700	06/09/2016	232,353,998	—	(6,898,783)
Euro	Sell	312,680,400	06/09/2016	356,507,424	—	(13,124,622)
Japanese Yen	Buy	49,222,018,700	04/07/2016	437,403,749	26,641,770	—
Japanese Yen	Sell	9,727,410,400	05/06/2016	86,510,740	670,715	—
Japanese Yen	Buy	28,034,976,900	05/06/2016	249,329,113	666,770	—
Japanese Yen	Buy	35,582,980,100	05/06/2016	316,457,292	—	(173,604)
Japanese Yen	Sell	6,608,927,800	05/06/2016	58,776,510	—	(926,771)
Japanese Yen	Sell	13,077,724,700	05/06/2016	116,306,766	—	(4,265,123)
Japanese Yen	Sell	15,081,024,800	04/07/2016	134,015,162	—	(5,704,235)
Japanese Yen	Sell	34,203,894,100	05/06/2016	304,192,389	—	(13,654,240)
Japanese Yen	Sell	34,140,993,900	04/07/2016	303,388,588	—	(16,103,213)

Total					$37,689,852	$(63,589,232)

Net unrealized appreciation (depreciation)						$(25,899,380)

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2016 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2016
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$37,689,852

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(63,589,232)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2016 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2016 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $25,899,380. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

24    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2016 (Unaudited)

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2016 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS
RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2016
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$(9,333,041)	$(9,333,041)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS
RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2016
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$(3,670,524)	$(3,670,524)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    25

Financial Highlights

    Thornburg International Value Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2016(b)(c)	$27.46	0.04	(0.18)	(0.14)	—	(4.25)	(4.25)	$23.07	0.29	(d)	1.30	(d)	1.30	(d)	1.30	(d)	(1.38)	51.30	$1,169,453
2015(c)	$29.84	0.24	0.16	0.40	(0.26)	(2.52)	(2.78)	$27.46	0.82		1.27		1.27		1.27		1.25	70.88	$1,361,529
2014(c)	$30.12	0.19	(0.23)	(0.04)	(0.24)	—	(0.24)	$29.84	0.63		1.26		1.26		1.26		(0.14)	37.25	$2,601,689
2013(c)	$26.08	0.26	4.02	4.28	(0.24)	—	(0.24)	$30.12	0.92		1.25		1.25		1.25		16.49	34.67	$5,212,813
2012(c)	$23.14	0.28	2.95	3.23	(0.29)	—	(0.29)	$26.08	1.09		1.29		1.29		1.29		14.02	17.86	$5,429,316
2011(c)	$26.00	0.30	(2.89)	(2.59)	(0.27)	—	(0.27)	$23.14	1.06		1.25		1.25		1.25		(10.10)	20.78	$5,932,896
CLASS B SHARES
2016(b)	$25.24	(0.10)	(0.13)	(0.23)	—	(4.25)	(4.25)	$20.76	(0.93	)(d)	2.38	(d)	2.38	(d)	2.62	(d)	(1.95)	51.30	$3,529
2015	$27.68	(0.04)	0.14	0.10	(0.02)	(2.52)	(2.54)	$25.24	(0.14)		2.24		2.24		2.24		0.29	70.88	$7,530
2014	$28.02	(0.07)	(0.20)	(0.27)	(0.07)	—	(0.07)	$27.68	(0.24)		2.13		2.13		2.13		(0.96)	37.25	$16,288
2013	$24.37	0.01	3.74	3.75	(0.10)	—	(0.10)	$28.02	0.02		2.10		2.10		2.10		15.45	34.67	$33,562
2012	$21.67	0.06	2.77	2.83	(0.13)	—	(0.13)	$24.37	0.26		2.09		2.09		2.09		13.07	17.86	$44,009
2011	$24.43	0.05	(2.67)	(2.62)	(0.14)	—	(0.14)	$21.67	0.21		2.06		2.06		2.06		(10.80)	20.78	$56,002
CLASS C SHARES
2016(b)	$25.40	(0.05)	(0.14)	(0.19)	—	(4.25)	(4.25)	$20.96	(0.43	)(d)	2.03	(d)	2.03	(d)	2.03	(d)	(1.76)	51.30	$607,822
2015	$27.86	0.05	0.11	0.16	(0.10)	(2.52)	(2.62)	$25.40	0.19		1.99		1.99		1.99		0.52	70.88	$706,606
2014	$28.17	– (e)	(0.23)	(0.23)	(0.08)	—	(0.08)	$27.86	–	(f)	1.99		1.99		1.99		(0.83)	37.25	$874,358
2013	$24.48	0.04	3.77	3.81	(0.12)	—	(0.12)	$28.17	0.15		2.01		2.01		2.01		15.62	34.67	$1,181,438
2012	$21.77	0.08	2.77	2.85	(0.14)	—	(0.14)	$24.48	0.35		2.03		2.03		2.03		13.14	17.86	$1,254,732
2011	$24.54	0.08	(2.70)	(2.62)	(0.15)	—	(0.15)	$21.77	0.31		1.99		1.99		1.99		(10.78)	20.78	$1,391,173
CLASS I SHARES
2016(b)	$28.04	0.09	(0.19)	(0.10)	(0.02)	(4.25)	(4.27)	$23.67	0.68	(d)	0.93	(d)	0.93	(d)	0.93	(d)	(1.23)	51.30	$5,175,593
2015	$30.43	0.38	0.13	0.51	(0.38)	(2.52)	(2.90)	$28.04	1.27		0.90		0.90		0.90		1.65	70.88	$5,895,731
2014	$30.76	0.33	(0.25)	0.08	(0.41)	—	(0.41)	$30.43	1.05		0.88		0.88		0.88		0.23	37.25	$7,748,950
2013	$26.66	0.38	4.10	4.48	(0.38)	—	(0.38)	$30.76	1.34		0.86		0.86		0.86		16.94	34.67	$14,601,876
2012	$23.65	0.40	3.00	3.40	(0.39)	—	(0.39)	$26.66	1.53		0.88		0.88		0.88		14.47	17.86	$12,505,553
2011	$26.57	0.41	(2.96)	(2.55)	(0.37)	—	(0.37)	$23.65	1.45		0.88		0.88		0.88		(9.77)	20.78	$10,942,112
CLASS R3 SHARES
2016(b)	$27.47	0.02	(0.18)	(0.16)	—	(4.25)	(4.25)	$23.06	0.16	(d)	1.45	(d)	1.45	(d)	1.66	(d)	(1.49)	51.30	$432,536
2015	$29.86	0.21	0.13	0.34	(0.21)	(2.52)	(2.73)	$27.47	0.71		1.45		1.45		1.58		1.09	70.88	$479,223
2014	$30.14	0.15	(0.24)	(0.09)	(0.19)	—	(0.19)	$29.86	0.51		1.45		1.45		1.61		(0.30)	37.25	$754,139
2013	$26.11	0.20	4.02	4.22	(0.19)	—	(0.19)	$30.14	0.71		1.45		1.45		1.57		16.23	34.67	$1,152,795
2012	$23.17	0.24	2.95	3.19	(0.25)	—	(0.25)	$26.11	0.95		1.45		1.45		1.60		13.82	17.86	$1,323,765
2011	$26.04	0.24	(2.89)	(2.65)	(0.22)	—	(0.22)	$23.17	0.86		1.45		1.45		1.58		(10.27)	20.78	$1,270,000
CLASS R4 SHARES
2016(b)	$27.30	0.04	(0.18)	(0.14)	—	(4.25)	(4.25)	$22.91	0.35	(d)	1.25	(d)	1.25	(d)	1.46	(d)	(1.42)	51.30	$291,950
2015	$29.69	0.25	0.15	0.40	(0.27)	(2.52)	(2.79)	$27.30	0.86		1.24		1.24		1.37		1.30	70.88	$333,247
2014	$29.98	0.21	(0.24)	(0.03)	(0.26)	—	(0.26)	$29.69	0.70		1.25		1.25		1.49		(0.12)	37.25	$722,349
2013	$25.96	0.25	4.01	4.26	(0.24)	—	(0.24)	$29.98	0.91		1.25		1.25		1.38		16.49	34.67	$1,342,883
2012	$23.04	0.29	2.93	3.22	(0.30)	—	(0.30)	$25.96	1.16		1.25		1.25		1.45		14.05	17.86	$1,495,958
2011	$25.90	0.31	(2.89)	(2.58)	(0.28)	—	(0.28)	$23.04	1.12		1.25		1.25		1.41		(10.11)	20.78	$1,296,493
CLASS R5 SHARES
2016(b)	$28.03	0.08	(0.20)	(0.12)	(0.01)	(4.25)	(4.26)	$23.65	0.62	(d)	0.99	(d)	0.99	(d)	1.02	(d)	(1.29)	51.30	$625,043
2015	$30.41	0.30	0.19	0.49	(0.35)	(2.52)	(2.87)	$28.03	1.01		0.98		0.98		1.11		1.57	70.88	$685,617
2014	$30.71	0.30	(0.24)	0.06	(0.36)	—	(0.36)	$30.41	0.97		0.99		0.99		1.12		0.17	37.25	$2,171,673
2013	$26.61	0.34	4.10	4.44	(0.34)	—	(0.34)	$30.71	1.20		0.96		0.96		1.00		16.80	34.67	$4,376,567
2012	$23.61	0.37	3.00	3.37	(0.37)	—	(0.37)	$26.61	1.44		0.99		0.99		1.06		14.33	17.86	$4,512,144
2011	$26.53	0.40	(2.98)	(2.58)	(0.34)	—	(0.34)	$23.61	1.39		0.99		0.99		1.04		(9.88)	20.78	$3,709,978
CLASS R6 SHARES
2016(b)	$27.97	0.11	(0.19)	(0.08)	(0.03)	(4.25)	(4.28)	$23.61	0.90	(d)	0.75	(d)	0.75	(d)	0.75	(d)	(1.15)	51.30	$430,152
2015	$30.36	0.39	0.17	0.56	(0.43)	(2.52)	(2.95)	$27.97	1.33		0.74		0.74		0.74		1.81	70.88	$420,849
2014	$30.70	0.40	(0.26)	0.14	(0.48)	—	(0.48)	$30.36	1.28		0.73		0.73		0.73		0.42	37.25	$872,512
2013	$26.62	0.46	4.05	4.51	(0.43)	—	(0.43)	$30.70	1.59		0.74		0.74		0.74		17.07	34.67	$1,345,680
2012(g)	$27.14	0.15	(0.38)	(0.23)	(0.29)	—	(0.29)	$26.62	1.35	(d)	0.76	(d)	0.76	(d)	0.76	(d)	(0.77)	17.86	$478,078

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Net investment income (loss) is less than 0.01%.
(g)	Effective date of this class of shares was May 1, 2012.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Semi-Annual Report	Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg International Value Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD† 10/1/15–3/31/16
Class A Shares
Actual	$1,000.00	$986.20	$6.47
Hypothetical*	$1,000.00	$1,018.48	$6.58
Class B Shares
Actual	$1,000.00	$980.50	$11.78
Hypothetical*	$1,000.00	$1,013.10	$11.98
Class C Shares
Actual	$1,000.00	$982.40	$10.06
Hypothetical*	$1,000.00	$1,014.85	$10.23
Class I Shares
Actual	$1,000.00	$987.70	$4.60
Hypothetical*	$1,000.00	$1,020.37	$4.68
Class R3 Shares
Actual	$1,000.00	$985.10	$7.20
Hypothetical*	$1,000.00	$1,017.75	$7.31
Class R4 Shares
Actual	$1,000.00	$985.80	$6.21
Hypothetical*	$1,000.00	$1,018.75	$6.31
Class R5 Shares
Actual	$1,000.00	$987.10	$4.91
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R6 Shares
Actual	$1,000.00	$988.50	$3.72
Hypothetical*	$1,000.00	$1,021.26	$3.78

†	Expenses are equal to the annualized expense ratio for each class (A: 1.30%; B: 2.38%; C: 2.03%; I: 0.93%; R3: 1.45%; R4: 1.25%; R5: 0.99%; R6: 0.75%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Semi-Annual Report

OTHER INFORMATION

Thornburg International Value Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    29

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH176

2    Semi-Annual Report

Semi-Annual Report

Thornburg Core Growth Fund

March 31, 2016

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a limited number of holdings may expose an investor to greater volatility.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

April 18, 2016

Dear Fellow Shareholder:

For the six-month period ended March 31, 2016, Thornburg Core Growth Fund returned negative 0.04% for the Class A shares, without sales charge, underperforming its benchmark, the Russell 3000 Growth Index, which returned 7.45%. On March 31, 2016, the net asset value per share of the Class A shares was $26.08.

The period started with the market having just corrected more than 10% from July 2015 highs. The rally that ensued nearly brought us back to those highs before an even deeper correction occurred to start the calendar year 2016, culminating in early February lows. As we write this the market has again rallied to recover most of the losses. Clearly, volatility has kicked up a notch with two corrections in the last nine months that are both bigger than any pullback we’ve seen since 2012.

The upward trend has stalled and we’ve been experiencing lower highs and lower lows as equities whipsaw. Volatility and risk aversion have been especially evident in the small- and mid-capitalization growth space, with these stocks underperforming by an unusually wide margin since the peak last July. In fact, one of the best performing indices over the last six months was the Dow Jones Industrial Average, as investors favor mega-cap stability and yield over growth. Within growth stocks the dispersion between large caps and small/mid caps has been as wide as we’ve seen it in many years. Over the past 15 years, there have been only two instances where the Russell 2000 Growth Index underperformed the Russell 1000 Growth Index by more than 10% on a trailing one-year basis (measured quarterly), and one of them was the one-year period ended March 31, 2016.

As all-cap growth investors, we have significantly more exposure to small- and mid-caps than our large-cap heavy, market-cap weighted benchmark. This has been a significant headwind. So has the current lack of risk appetite that has left many stocks with characteristics we prefer out of favor. And that’s OK. We aren’t in the business of trying to time near-term market sentiment. We try to identify and own growth companies with stock prices that undervalue future prospects over the coming years, not months or quarters. We are disappointed with the trailing six-month performance, but excited about the prospects of the businesses we own.

Contributors and Detractors

The top five positive contributors during the period were Sprouts Farmer’s Market, Autodesk, Facebook, Acuity, and Mobileye.

Sprouts – Sprouts is a small, but growing (under 250 stores) grocery chain that focuses on natural and organic products. They are a market disruptor as they focus on a higher mix of fresh produce and low prices for customers. The entire natural and organic group came under pressure as a competitor (Whole Foods) signaled it would start to compete more on price. A more competitive environment, coupled with unusual food deflation, put pressure on same-store revenue growth. As Sprouts lapped the pressure from both competition and food deflation, it returned to very healthy same-store revenue growth and margin expansion.

Autodesk – Autodesk is one of the world’s leading providers of design software, known widely as AutoCAD. Autodesk is in the process of transitioning from a perpetual license revenue model to a subscription model. This creates near-term uncertainty as it delays revenue receipt and recognition, but we believe over the long term it has the potential to increase lifetime customer value as the subscription model reduces barriers to adoption, eliminates piracy, and increases software update flexibility.

Facebook – Facebook continued to outperform as it increased its market-leading user base. Monthly users topped 1.5 billion worldwide, with over 1 billion people logging in on a single day. Facebook continues to monetize this user base better than expectations, aided by additional contributions from Instagram, and more visible forward monetization opportunities from Messenger, WhatsApp, and Oculus Rift (VR).

Acuity – Acuity is the leader in lighting solutions for the commercial construction market in North America. Over the last six months, Acuity has reported two very good quarters and continued to lead the market’s transition from traditional to LED-based lighting in North America.

Mobileye – Mobileye is the leading vision-based active safety software provider for passenger vehicles (think automatic braking, etc.). Mobileye stock has been depressed by concerns over increasing competition in the semi-autonomous driving space. We believed the selloff was overdone and bought the stock during the period based on our belief that Mobileye’s growth prospects and competitive position were intact. Shares rallied after reporting strong fourth-quarter earnings and announcing several key original equipment manufacturer wins.

The top five detractors from performance were Advisory Board, LinkedIn, Tableau, VMware, and First Data.

Advisory Board – Advisory Board provides best-practice research and analysis to the health care industry through software tools and membership in research programs. Recently demand for their products unexpectedly fell with revenue growth slowing from the mid-teens to the mid-single digits. The fundamental deterioration in their business led us to sell during the period.

LinkedIn – LinkedIn operates the world’s largest professional network. The company monetizes the network via a product

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

called Talent Solutions, which employers use to identify and recruit talent. Recent results and guidance seem to imply that Talent Solutions may be closer to saturation than we had previously thought. In addition, their newest product, Sales Navigator, does not seem to be enjoying the kind of demand we had hoped for. We sold the stock during the period.

Tableau – Tableau specializes in visualizing data in easy and efficient ways. During the period it reported decelerating revenue growth and accelerating investment spending. We sold on the deteriorating fundamental picture.

VMware – VMware provides virtualization software enabling servers to run more efficiently, thereby generating capital expenditure savings for its customers. Bad quarterly results, a confusing deal with EMC, and poor management communication caused confusion around management’s ability to execute its longer-term growth plan. We sold the stock on these worries.

First Data – First Data is a merchant acquirer (enabling electronic payment processing for merchants) and was an initial public offering during the period. Fourth-quarter 2015 results were weak as First Data lost market share to competitors. We sold our position due to fundamental deterioration.

Heightened market volatility can be unnerving for investors. But such periods are inevitable. Moreover, as long-term investors, they often provide us with opportunities to buy high-quality growth stocks at attractive valuations. As always we will continue to search out promising growth companies.

Thanks for investing alongside us in Thornburg Core Growth Fund.

Sincerely,

Greg Dunn Managing Director Portfolio Manager	Tim Cunningham, CFA Managing Director Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

					SINCE
	1-YR	3-YR	5-YR	10-YR	INCEP.
Class A Shares (Incep: 12/27/00)
Without sales charge	-7.91%	7.00%	9.84%	4.70%	5.37%
With sales charge	-12.04%	5.37%	8.83%	4.22%	5.06%
Class C Shares (Incep: 12/27/00)
Without sales charge	-8.62%	6.19%	9.00%	3.92%	4.54%
With sales charge	-9.54%	6.19%	9.00%	3.92%	4.54%
Class I Shares (Incep: 11/3/03)	-7.55%	7.42%	10.32%	5.18%	7.97%
Class R3 Shares (Incep: 7/1/03)	-8.00%	6.89%	9.75%	4.64%	8.28%
Class R4 Shares (Incep: 2/1/07)	-7.91%	7.00%	9.87%	—	3.63%
Class R5 Shares (Incep: 10/3/05)	-7.56%	7.43%	10.31%	5.17%	6.57%
Russell 3K G (Since 12/27/00)	1.34%	13.16%	12.00%	8.09%	4.30%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.39%; C shares, 2.15%; I shares, 1.05%; R3 shares, 1.79%; R4 shares, 1.82%; R5 shares, 1.24%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

Dow Jones Industrial Average (DJIA) – A price-weighted average of 30 actively traded “blue chip” stocks, primarily industrials, but includes financials and other service-oriented companies. The components, which change from time to time, represent between 15% and 20% of the market value of NYSE stocks.

Russell 1000 Index – This index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 2000 Index – This index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000 Growth Index (Russell 3K G) – An unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

Objectives and Strategies

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities and partnership interests. The Fund may also invest in developing countries.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

Apple, Inc.	4.1%
Affiliated Managers Group, Inc.	3.4%
Charles Schwab Corp.	3.2%
SVB Financial Group	3.0%
Visa, Inc.	3.0%
Amazon.com, Inc.	2.8%
Stericycle, Inc.	2.6%
Facebook, Inc.	2.5%
Alexion Pharmaceuticals, Inc.	2.5%
Sprouts Farmers Market, Inc.	2.4%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Information Technology	37.5%
Health Care	16.1%
Financials	12.4%
Consumer Discretionary	9.1%
Industrials	6.8%
Consumer Staples	4.2%
Telecommunication Services	2.3%
Energy	1.1%
Other Assets Less Liabilities	10.4%

Top Ten Industry Groups

Software & Services	31.0%
Diversified Financials	9.4%
Health Care Equipment & Services	8.3%
Pharmaceuticals, Biotechnology & Life Sciences	7.8%
Technology Hardware & Equipment	6.5%
Retailing	6.0%
Commercial & Professional Services	4.5%
Banks	3.0%
Food & Staples Retailing	2.4%
Capital Goods	2.3%

Country Exposure*

(percent of equity holdings)

United States	92.8%
Ireland	5.5%
Netherlands	1.7%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

	SHARES/
	PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 89.56%

BANKS — 2.99%
Banks — 2.99%
[a] SVB Financial Group	203,292	$20,745,949

		20,745,949

CAPITAL GOODS — 2.33%
Electrical Equipment — 2.33%
Acuity Brands, Inc.	73,941	16,129,490

		16,129,490

COMMERCIAL & PROFESSIONAL SERVICES — 4.51%
Commercial Services & Supplies — 2.57%
[a] Stericycle, Inc.	140,981	17,790,392
Professional Services — 1.94%
[a] Verisk Analytics, Inc.	168,404	13,458,848

		31,249,240

CONSUMER SERVICES — 1.54%
Hotels, Restaurants & Leisure — 1.54%
[a] Chipotle Mexican Grill, Inc.	22,681	10,682,071

		10,682,071

DIVERSIFIED FINANCIALS — 9.41%
Capital Markets — 8.19%
[a] Affiliated Managers Group, Inc.	145,539	23,635,534
Charles Schwab Corp.	780,856	21,879,585
WisdomTree Investments, Inc.	980,709	11,209,504
Consumer Finance — 1.22%
[a] PRA Group, Inc.	287,960	8,463,144

		65,187,767

ENERGY — 1.13%
Oil, Gas & Consumable Fuels — 1.13%
[a] Concho Resources, Inc.	77,309	7,811,301

		7,811,301

FOOD & STAPLES RETAILING — 2.43%
Food & Staples Retailing — 2.43%
[a] Sprouts Farmers Market, Inc.	578,699	16,805,419

		16,805,419

FOOD, BEVERAGE & TOBACCO — 1.81%
Beverages — 1.81%
[a] Monster Beverage Corp.	94,157	12,558,661

		12,558,661

HEALTH CARE EQUIPMENT & SERVICES — 8.32%
Health Care Equipment & Supplies — 6.31%
[a] Align Technology, Inc.	144,880	10,531,327
Cooper Companies, Inc.	80,331	12,368,564
[a] DexCom, Inc.	170,068	11,549,318
[a] Inogen, Inc.	205,929	9,262,686
Health Care Providers & Services — 2.01%
[a] HealthEquity, Inc.	241,500	5,957,805
Patterson Companies, Inc.	170,769	7,945,882

		57,615,582

MEDIA — 1.50%
Media — 1.50%
Comcast Corp.	169,700	10,365,276

		10,365,276

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 7.83%
Biotechnology — 2.46%
[a] Alexion Pharmaceuticals, Inc.	122,628	17,072,270
Life Sciences Tools & Services — 2.10%
[a] Illumina, Inc.	89,596	14,524,408
Pharmaceuticals — 3.27%
[a] Allergan plc	31,937	8,560,074
Perrigo Co. plc	110,059	14,079,848

		54,236,600

RETAILING — 6.04%
Distributors — 1.31%
[a] LKQ Corp.	283,215	9,043,055
Internet & Catalog Retail — 4.73%
[a] Amazon.com, Inc.	33,131	19,667,887
[a] priceline.com, Inc.	10,163	13,099,700

		41,810,642

8     Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

	SHARES/
	PRINCIPAL AMOUNT	VALUE

SOFTWARE & SERVICES — 30.99%
Information Technology Services — 7.17%
[a] FleetCor Technologies, Inc.	87,800	$13,060,250
[a] PayPal Holdings, Inc.	419,165	16,179,769
Visa, Inc.	267,283	20,441,804
Internet Software & Services — 8.58%
[a] Alphabet, Inc. Class C	21,656	16,132,637
[a] CoStar Group, Inc.	62,400	11,741,808
[a] Facebook, Inc.	154,486	17,626,852
[a] Zillow Group, Inc. Class C	586,720	13,922,866
Software — 15.24%
[a] Autodesk, Inc.	244,269	14,243,325
[a] Fleetmatics Group plc	287,448	11,702,008
[a] Mobileye N.V.	282,484	10,533,828
[a] Paycom Software, Inc.	268,000	9,540,800
[a] Proofpoint, Inc.	258,034	13,877,069
[a] Rapid7, Inc.	552,190	7,217,123
[a] ServiceNow, Inc.	187,267	11,456,995
[a] Splunk, Inc.	334,774	16,380,492
[a] Workday, Inc.	137,991	10,603,229

		214,660,855

TECHNOLOGY HARDWARE & EQUIPMENT — 6.47%
Communications Equipment — 2.38%
[a] Palo Alto Networks, Inc.	100,800	16,444,512
Technology, Hardware, Storage & Peripherals — 4.09%
Apple, Inc.	260,026	28,340,234

		44,784,746

TELECOMMUNICATION SERVICES — 2.26%
Diversified Telecommunication Services — 2.26%
[a] SBA Communications Corp.	156,221	15,648,657

		15,648,657

TOTAL COMMON STOCK (Cost $501,583,611)		620,292,256

SHORT TERM INVESTMENTS — 12.30%
[b] Thornburg Capital Management Fund	8,519,264	85,192,640

TOTAL SHORT TERM INVESTMENTS (Cost $85,192,640)		85,192,640

TOTAL INVESTMENTS — 101.86% (Cost $586,776,252)		$705,484,896
LIABILITIES NET OF OTHER ASSETS — (1.86)%		(12,876,850)

NET ASSETS — 100.00%		$692,608,046

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2015	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL MARCH 31, 2016	MARKET VALUE MARCH 31, 2016	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Thornburg Capital Management Fund	4,081,390	30,370,251	25,932,377	8,519,264	$85,192,640	$89,490	$—

Total non-controlled affiliated issuers - 12.30% of net assets					$85,192,640	$89,490	$—

See notes to financial statements.

Semi-Annual Report    9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

ASSETS
Investments at value (cost $586,776,252) (Note 2)	$705,484,896
Cash	30,539
Receivable for investments sold	7,306,034
Receivable for fund shares sold	256,102
Prepaid expenses and other assets	60,072

Total Assets	713,137,643

LIABILITIES
Payable for investments purchased	18,279,789
Payable for fund shares redeemed	1,293,466
Payable to investment advisor and other affiliates (Note 3)	711,091
Accounts payable and accrued expenses	245,251

Total Liabilities	20,529,597

NET ASSETS	$692,608,046

NET ASSETS CONSIST OF
Accumulated net investment loss	$(9,779,725)
Net unrealized appreciation on investments	118,708,644
Accumulated net realized gain (loss)	(281,988,379)
Net capital paid in on shares of beneficial interest	865,667,506

$692,608,046

10     Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($211,982,789 applicable to 8,129,580 shares of beneficial interest outstanding - Note 4)	$26.08
Maximum sales charge, 4.50% of offering price	1.23

Maximum offering price per share	$27.31

Class C Shares:
Net asset value and offering price per share* ($165,681,558 applicable to 7,172,745 shares of beneficial interest outstanding - Note 4)	$23.10

Class I Shares:
Net asset value, offering and redemption price per share ($203,347,730 applicable to 7,345,438 shares of beneficial interest outstanding - Note 4)	$27.68

Class R3 Shares:
Net asset value, offering and redemption price per share ($62,203,285 applicable to 2,393,574 shares of beneficial interest outstanding - Note 4)	$25.99

Class R4 Shares:
Net asset value, offering and redemption price per share ($8,445,253 applicable to 322,593 shares of beneficial interest outstanding - Note 4)	$26.18

Class R5 Shares:
Net asset value, offering and redemption price per share ($40,947,431 applicable to 1,480,680 shares of beneficial interest outstanding - Note 4)	$27.65

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    11

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME
Dividend income	$1,686,955

EXPENSES
Investment advisory fees (Note 3)	3,262,363
Administration fees (Note 3)
Class A Shares	143,659
Class C Shares	109,398
Class I Shares	59,069
Class R3 Shares	41,837
Class R4 Shares	5,448
Class R5 Shares	10,938
Distribution and service fees (Note 3)
Class A Shares	287,754
Class C Shares	877,509
Class R3 Shares	167,839
Class R4 Shares	10,700
Transfer agent fees
Class A Shares	156,225
Class C Shares	115,599
Class I Shares	125,017
Class R3 Shares	101,957
Class R4 Shares	17,382
Class R5 Shares	70,615
Registration and filing fees
Class A Shares	10,472
Class C Shares	9,718
Class I Shares	13,468
Class R3 Shares	10,423
Class R4 Shares	10,838
Class R5 Shares	9,465
Custodian fees (Note 3)	45,310
Professional fees	28,486
Accounting fees (Note 3)	15,281
Trustee fees	16,867
Other expenses	42,329

Total Expenses	5,775,966
Less:
Expenses reimbursed by investment advisor (Note 3)	(300,558)

Net Expenses	5,475,408

Net Investment Loss	$(3,788,453)

12     Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Six Months Ended March 31, 2016 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments	$(18,909,487)
Net change in unrealized appreciation (depreciation) on investments	17,173,598

Net Realized and Unrealized Loss	(1,735,889)

Net Decrease in Net Assets Resulting from Operations	$(5,524,342)

See notes to financial statements.

Semi-Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31, 2016*	SEPTEMBER 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(3,788,453)	$(8,552,558)
Net realized gain (loss) from investments	(18,909,487)	69,189,563
Net unrealized appreciation (depreciation) on investments	17,173,598	(66,357,267)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,524,342)	(5,720,262)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(21,385,148)	(41,435,655)
Class C Shares	(9,389,627)	(21,544,509)
Class I Shares	(37,954,450)	(4,425,232)
Class R3 Shares	(8,125,986)	(20,360,037)
Class R4 Shares	(1,264,920)	(1,594,283)
Class R5 Shares	(4,212,049)	(17,252,526)

Net Decrease in Net Assets	(87,856,522)	(112,332,504)

NET ASSETS
Beginning of Period	780,464,568	892,797,072

End of Period	$692,608,046	$780,464,568

Accumulated net investment loss	$(9,779,725)	$(5,991,272)

*	Unaudited.

See notes to financial statements.

14     Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may bear a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed Thornburg Investment Management, Inc. the Trust’s investment advisor (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing

Semi-Annual Report     15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2016
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$620,292,256	$620,292,256	$—	$—
Short Term Investments	85,192,640	85,192,640	—	—

Total Investments in Securities	$705,484,896	$705,484,896	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld based on applicable laws and regulations, and industry convention. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Semi-Annual Report     17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2016 the Fund paid $15,281 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to ..125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2016, the Distributor has advised the Fund that it earned commissions aggregating $8,550 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,035 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $87,235 for Class I shares, $120,202 for Class R3 shares, $22,451 for Class R4 shares, and $70,670 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Fund had no transactions with affiliated funds.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2016 (UNAUDITED)		SEPTEMBER 30, 2015 (UNAUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	356,809	$9,570,215	996,259	$28,022,370
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,207,418)	(30,955,363)	(2,497,551)	(69,458,025)

Net increase (decrease)	(850,609)	$(21,385,148)	(1,501,292)	$(41,435,655)

Class C Shares
Shares sold	307,172	$7,455,331	444,961	$10,904,013
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(739,619)	(16,844,958)	(1,311,327)	(32,448,522)

Net increase (decrease)	(432,447)	$(9,389,627)	(866,366)	$(21,544,509)

Class I Shares
Shares sold	423,336	$11,855,022	1,813,121	$52,780,952
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,931,132)	(49,809,472)	(1,961,775)	(57,206,184)

Net increase (decrease)	(1,507,796)	$(37,954,450)	(148,654)	$(4,425,232)

Semi-Annual Report     19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2016 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2015 (UNAUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R3 Shares
Shares sold	164,302	$4,303,675	400,614	$11,097,621
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(473,745)	(12,429,661)	(1,138,031)	(31,457,658)

Net increase (decrease)	(309,443)	$(8,125,986)	(737,417)	$(20,360,037)

Class R4 Shares
Shares sold	103,571	$2,628,515	161,503	$4,454,266
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(148,735)	(3,893,435)	(219,673)	(6,048,549)

Net increase (decrease)	(45,164)	$(1,264,920)	(58,170)	$(1,594,283)

Class R5 Shares
Shares sold	109,941	$3,098,346	330,694	$9,632,579
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(263,680)	(7,310,395)	(914,591)	(26,885,105)

Net increase (decrease)	(153,739)	$(4,212,049)	(583,897)	$(17,252,526)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $432,910,734 and $561,103,259, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$586,776,252

Gross unrealized appreciation on a tax basis	$137,096,338
Gross unrealized depreciation on a tax basis	(18,387,694)

Net unrealized appreciation (depreciation) on investments (tax basis)	$118,708,644

At March 31, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014 through September 30, 2015 of $11,934,582. For tax purposes such losses will be reflected in the year ended September 30, 2016.

At March 31, 2016, the Fund had tax basis capital losses of $250,752,568 generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

20    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

During the six months ended March 31, 2016, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

    Thornburg Core Growth Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2016(b)(c)	$26.09	(0.13)	0.12	(0.01)	—	—	—	$26.08	(0.97	)(d)	1.42	(d)	1.42	(d)	1.42	(d)	(0.04)	59.23	$211,983
2015(c)	$26.44	(0.26)	(0.09)	(0.35)	—	—	—	$26.09	(0.93)		1.39		1.39		1.39		(1.32)	96.02	$234,284
2014(c)	$24.35	(0.28)	2.37	2.09	—	—	—	$26.44	(1.06)		1.40		1.40		1.40		8.58	100.62	$277,099
2013(c)	$19.11	(0.21)	5.45	5.24	—	—	—	$24.35	(1.01)		1.45		1.45		1.45		27.42	91.92	$279,483
2012(c)	$13.33	(0.17)	5.95	5.78	—	—	—	$19.11	(1.02)		1.48		1.49		1.48		43.36	122.93	$225,945
2011(c)	$13.81	(0.15)	(0.33)	(0.48)	—	—	—	$13.33	(0.96)		1.45		1.45		1.45		(3.48)	80.53	$208,135
CLASS C SHARES
2016(b)	$23.20	(0.20)	0.10	(0.10)	—	—	—	$23.10	(1.73	)(d)	2.17	(d)	2.17	(d)	2.17	(d)	(0.43)	59.23	$165,682
2015	$23.69	(0.42)	(0.07)	(0.49)	—	—	—	$23.20	(1.69)		2.15		2.15		2.15		(2.07)	96.02	$176,422
2014	$21.98	(0.43)	2.14	1.71	—	—	—	$23.69	(1.81)		2.14		2.14		2.14		7.78	100.62	$200,664
2013	$17.38	(0.34)	4.94	4.60	—	—	—	$21.98	(1.76)		2.20		2.20		2.20		26.47	91.92	$182,999
2012	$12.22	(0.28)	5.44	5.16	—	—	—	$17.38	(1.79)		2.25		2.25		2.25		42.23	122.93	$156,597
2011	$12.75	(0.24)	(0.29)	(0.53)	—	—	—	$12.22	(1.71)		2.20		2.20		2.20		(4.16)	80.53	$137,799
CLASS I SHARES
2016(b)	$27.64	(0.08)	0.12	0.04	—	—	—	$27.68	(0.54	)(d)	0.99	(d)	0.99	(d)	1.06	(d)	0.14	59.23	$203,348
2015	$27.90	(0.16)	(0.10)	(0.26)	—	—	—	$27.64	(0.53)		0.99		0.99		1.05		(0.93)	96.02	$244,691
2014	$25.59	(0.18)	2.49	2.31	—	—	—	$27.90	(0.65)		0.99		0.99		1.03		9.03	100.62	$251,122
2013	$19.99	(0.12)	5.72	5.60	—	—	—	$25.59	(0.55)		0.99		0.99		1.02		28.01	91.92	$191,358
2012	$13.88	(0.09)	6.20	6.11	—	—	—	$19.99	(0.52)		0.99		0.99		1.08		44.02	122.93	$116,567
2011	$14.31	(0.08)	(0.35)	(0.43)	—	—	—	$13.88	(0.49)		0.99		0.99		1.07		(3.00)	80.53	$114,679
CLASS R3 SHARES
2016(b)	$26.01	(0.14)	0.12	(0.02)	—	—	—	$25.99	(1.06	)(d)	1.50	(d)	1.50	(d)	1.86	(d)	(0.08)	59.23	$62,203
2015	$26.39	(0.29)	(0.09)	(0.38)	—	—	—	$26.01	(1.05)		1.50		1.50		1.79		(1.44)	96.02	$70,310
2014	$24.33	(0.31)	2.37	2.06	—	—	—	$26.39	(1.16)		1.50		1.50		1.80		8.47	100.62	$90,788
2013	$19.11	(0.22)	5.44	5.22	—	—	—	$24.33	(1.06)		1.50		1.50		1.79		27.32	91.92	$95,545
2012	$13.33	(0.18)	5.96	5.78	—	—	—	$19.11	(1.04)		1.50		1.50		1.80		43.36	122.93	$106,353
2011	$13.82	(0.16)	(0.33)	(0.49)	—	—	—	$13.33	(1.01)		1.50		1.50		1.77		(3.55)	80.53	$109,127
CLASS R4 SHARES
2016(b)	$26.19	(0.13)	0.12	(0.01)	—	—	—	$26.18	(0.96	)(d)	1.40	(d)	1.40	(d)	1.92	(d)	(0.04)	59.23	$8,445
2015	$26.54	(0.26)	(0.09)	(0.35)	—	—	—	$26.19	(0.94)		1.40		1.40		1.82		(1.32)	96.02	$9,632
2014	$24.44	(0.28)	2.38	2.10	—	—	—	$26.54	(1.06)		1.40		1.40		1.77		8.59	100.62	$11,306
2013	$19.18	(0.20)	5.46	5.26	—	—	—	$24.44	(0.96)		1.40		1.40		1.79		27.42	91.92	$10,277
2012	$13.37	(0.16)	5.97	5.81	—	—	—	$19.18	(0.93)		1.40		1.40		1.78		43.46	122.93	$9,344
2011	$13.84	(0.14)	(0.33)	(0.47)	—	—	—	$13.37	(0.91)		1.40		1.40		1.76		(3.40)	80.53	$10,423
CLASS R5 SHARES
2016(b)	$27.61	(0.08)	0.12	0.04	—	—	—	$27.65	(0.55	)(d)	0.99	(d)	0.99	(d)	1.31	(d)	0.14	59.23	$40,947
2015	$27.87	(0.16)	(0.10)	(0.26)	—	—	—	$27.61	(0.54)		0.99		0.99		1.24		(0.93)	96.02	$45,126
2014	$25.56	(0.18)	2.49	2.31	—	—	—	$27.87	(0.65)		0.99		0.99		1.28		9.04	100.62	$61,818
2013	$19.97	(0.12)	5.71	5.59	—	—	—	$25.56	(0.55)		0.99		0.99		1.12		27.99	91.92	$62,146
2012	$13.86	(0.09)	6.20	6.11	—	—	—	$19.97	(0.52)		0.98		0.99		1.32		44.08	122.93	$61,411
2011	$14.30	(0.08)	(0.36)	(0.44)	—	—	—	$13.86	(0.51)		0.99		0.99		1.22		(3.08)	80.53	$66,901

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Semi-Annual Report	Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD† 10/1/15–3/31/16
CLASS A SHARES
Actual	$1,000.00	$999.60	$7.09
Hypothetical*	$1,000.00	$1,017.91	$7.15
CLASS C SHARES
Actual	$1,000.00	$995.70	$10.82
Hypothetical*	$1,000.00	$1,014.16	$10.92
CLASS I SHARES
Actual	$1,000.00	$1,001.40	$4.95
Hypothetical*	$1,000.00	$1,020.05	$5.00
CLASS R3 SHARES
Actual	$1,000.00	$999.20	$7.50
Hypothetical*	$1,000.00	$1,017.50	$7.57
CLASS R4 SHARES
Actual	$1,000.00	$999.60	$7.00
Hypothetical*	$1,000.00	$1,018.00	$7.06
CLASS R5 SHARES
Actual	$1,000.00	$1,001.40	$4.95
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.42%; C: 2.17%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24     Semi-Annual Report

OTHER INFORMATION

Thornburg Core Growth Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    25

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

26    Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    27

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH180

Semi-Annual Report

Thornburg International Growth Fund

March 31, 2016

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

April 18, 2016

Dear Fellow Shareholder:

For the six months ended March 31, 2016, Thornburg International Growth Fund produced returns marginally behind its benchmark. The Fund’s Class A shares returned 4.22% (without sales charge) compared to 4.65% for the MSCI All Country (AC) World ex-U.S. Growth Index. On September 30, 2015, the net asset value (NAV) for the Class A shares was $17.77. On March 31, 2016 the NAV of the Class A shares was $18.52.

Those headline return numbers fail to capture the significant recent volatility. As a reminder, the six-month period started just after a short but severe pullback in global equities. Starting late September 2015, soon after the period began, equity markets rebounded strongly. However, that rebound was short lived as markets rolled over again starting in late 2015 and into early 2016. In February 2016, markets bottomed and managed a strong finish to the period ended March 31, 2016. To summarize, in an eight-month period we experienced two steep corrections followed by sharp rebounds. It is worth noting that while Europe and Asia participated in both rebounds, those equity markets remain well below highs, while the U.S. declined less and rebounded more.

A number of factors caused the volatility, including: a recession in U.S. manufacturing; further weakening of the Chinese economy; continued pressure on commodity prices, including oil; a broad lack of inflation; and central banks reaching the limits of unconventional policy tools.

Digging more closely into performance, the Fund performed particularly well in information technology and consumer discretionary, two broad areas we tend to overweight due to the number of interesting growth companies in those spaces. The Fund lagged in health care and financials, where a few stocks performed poorly, dragging down results for the respective industries.

Contributors and Detractors

Some individual names that positively contributed to performance were Paysafe; REA Group; Galaxy Entertainment; Mobileye; and Edenred.

Paysafe – Paysafe (formerly Optimal Payments) is an online payments processor and mobile wallet operator. Investors have been growing more comfortable with the recent large acquisition of main competitor Skrill. Even after the stock move, the company continues to trade at a meaningful discount to global payment peers.

REA Group – REA Group is the dominant online real estate portal in Australia. This is a network effect business model, where one company tends to dominate with the most traffic and listings. The stock rebounded during the period as concerns surrounding the competitive environment eased.

Galaxy – Galaxy operates casinos in Macau. After a long period of weak results due to the ongoing corruption crack-down in China, we have recently started to see a stabilization in traffic and gaming revenues, leading to a substantial rebound in the stock price.

Mobileye – Mobileye is the leading vision-based active safety software provider for passenger vehicles (think automatic braking, etc.). Mobileye stock has been depressed by concerns over increasing competition in the semi-autonomous driving space. We believed the selloff was overdone and bought the stock during the period based on our belief that Mobileye’s growth prospects and competitive position were intact. Shares rallied after reporting strong fourth-quarter earnings and announcing several key original manufacturing wins.

Edenred – Edenred mainly offers employee benefit and expense management solutions. It essentially operates a closed loop payment network allowing companies to better manage costs, governments to better track employment, and companies to offer more attractive perquisites. A large portion of the business is in Latin America, specifically Brazil. Recently, the stock has been volatile on both the upside and downside along with the political turmoil in Brazil.

Detractors to performance during the period include Foxtons; Nomura; Concordia Healthcare; Whitbread; and Valeant Pharmaceuticals.

Foxtons – Foxtons is a real estate brokerage focused on the London housing market. Real estate transactions in the U.K. have been depressed due to changes in real estate taxation and increased political fears, mainly from Brexit, the potential for Britain to exit the European Union.

Nomura – Nomura is a Japan-based financial services group and bank. A combination of a disappointing earnings report and recent central bank policy actions that are dilutive to earnings power led us to exit the position.

Concordia Healthcare – Concordia is a small Canadian pharmaceutical company. Stocks across the entire pharmaceutical and biotechnology space came under pressure during the period. A focus on drug pricing tactics and financial leverage has pressured valuations in the group. We believe the current concerns leave Concordia greatly undervalued.

Whitbread – Whitbread is the leading budget hotel and coffee shop operator in the U.K. Whitbread reported two consecutive

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

periods of soft earnings, highlighting incremental weakness in both its hotel and coffee businesses. We exited the position due to deteriorating fundamentals and worsening macroeconomic trends.

Valeant – Valeant Pharmaceuticals International, Inc. is a multi-national specialty pharmaceutical and medical device company headquartered in Quebec, Canada. The company came under fire for its drug pricing practices and use of a specialty pharmacy. Given the uncertainty around the business outlook and high debt levels, we exited the position early in the period.

Market volatility and pullbacks can be hard on investor psyches. But they also provide opportunities. We have been able to purchase a number of new names and add to existing holdings at more attractive valuations. We hope many of those stocks will go on to drive performance in future periods. As always, we will continue to seek out promising growth companies at what we view as reasonable valuations.

Thank you for investing alongside us in Thornburg International Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

	1 YR	3 YRS	5 YRS	SINCE INCEP.
Class A Shares (Incep: 2/1/07)
Without sales charge	-1.91%	3.49%	6.89%	6.38%
With sales charge	-6.32%	1.92%	5.91%	5.85%
Class C Shares (Incep: 2/1/07)
Without sales charge	-2.70%	2.70%	6.07%	5.64%
With sales charge	-3.67%	2.70%	6.07%	5.64%
Class I Shares (Incep: 2/1/07)	-1.51%	3.89%	7.36%	6.94%
Class R3 Shares (Incep: 2/1/08)	-2.03%	3.36%	6.80%	4.87%
Class R4 Shares (Incep: 2/1/08)	-1.92%	3.47%	6.96%	4.98%
Class R5 Shares (Incep: 2/1/08)	-1.51%	3.88%	7.36%	5.40%
Class R6 Shares (Incep: 2/1/13)	-1.41%	3.97%	—	5.52%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	-6.08%	1.92%	1.60%	1.40%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5, and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.42%; C shares, 2.20%; I shares, 1.01%; R3 shares, 1.98%; R4 shares, 1.65%; R5 shares, 1.20%; R6 shares, 1.43%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

MSCI All Country (AC) World ex-U.S. Growth Index – A market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

6    Semi-Annual Report

FUND SUMMARY

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund normally invests at least 75% of its assets in foreign securities or depositary receipts of foreign securities. However, the Fund may own a variety of securities, including domestic equity securities, partnership interests, and debt obligations. The Fund may also invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

Wirecard AG	3.1%
Paysafe Group plc	2.8%
REA Group Ltd.	2.7%
MasterCard, Inc.	2.6%
Constellation Software, Inc.	2.5%
Perrigo Co. plc	2.5%
Edenred	2.3%
Schroders plc	2.3%
St. James’s Place plc	2.3%
Japan Exchange Group, Inc.	2.3%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Information Technology	23.4%
Financials	20.4%
Consumer Discretionary	18.3%
Consumer Staples	9.5%
Health Care	8.3%
Industrials	6.1%
Materials	1.6%
Energy	1.1%
Other Assets Less Liabilities	11.2%

Top Ten Industry Groups

Software & Services	19.8%
Diversified Financials	13.6%
Retailing	10.9%
Pharmaceuticals, Biotechnology & Life Sciences	8.3%
Food, Beverage & Tobacco	7.9%
Commercial & Professional Services	5.6%
Media	2.7%
Banks	2.6%
Consumer Services	2.6%
Insurance	2.3%

Country Exposure*
(percent of equity holdings)

United Kingdom	19.2%
France	10.3%
Germany	7.3%
China	7.1%
United States	6.9%
Switzerland	6.4%
Ireland	6.1%
Canada	5.2%
Japan	4.4%
Mexico	4.3%
India	3.3%
Australia	3.0%
Netherlands	3.0%
Spain	2.3%
Sweden	2.1%
Costa Rica	1.8%
Denmark	1.8%
Italy	1.7%
Argentina	1.5%
Taiwan	1.3%
Turkey	1.2%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 88.76%

BANKS — 2.62%
Banks — 1.16%
ING Groep N.V.	1,549,332	$18,740,526
Thrifts & Mortgage Finance — 1.46%
Housing Development Finance Corp. Ltd.	1,405,800	23,499,877

		42,240,403

CAPITAL GOODS — 0.52%
Machinery — 0.52%
[a] Arcam AB	387,441	8,375,684

		8,375,684

COMMERCIAL & PROFESSIONAL SERVICES — 5.59%
Commercial Services & Supplies — 2.32%
Edenred	1,925,777	37,406,195
Professional Services — 3.27%
Experian plc	909,100	16,255,892
SGS S.A.	17,337	36,637,496

		90,299,583

CONSUMER DURABLES & APPAREL — 2.11%
Textiles, Apparel & Luxury Goods — 2.11%
Eclat Textile Co. Ltd.	1,363,952	17,947,852
Gildan Activewear, Inc.	530,525	16,186,318

		34,134,170

CONSUMER SERVICES — 2.61%
Hotels, Restaurants & Leisure — 2.61%
Galaxy Entertainment Group Ltd.	5,920,500	22,171,299
Sands China Ltd.	4,921,600	20,016,691

		42,187,990

DIVERSIFIED FINANCIALS — 13.57%
Capital Markets — 8.34%
Hargreaves Lansdown plc	824,742	15,920,151
Partners Group Holding AG	89,458	35,958,106
Schroders plc	967,685	37,289,322
UBS Group AG	1,191,420	19,193,069
WisdomTree Investments, Inc.	2,304,337	26,338,572
Consumer Finance — 1.58%
First Cash Financial Services, Inc.	554,185	25,525,761
Diversified Financial Services — 3.65%
Investment AB Kinnevik	777,837	22,065,822
Japan Exchange Group, Inc.	2,408,713	36,897,430

		219,188,233

ENERGY — 1.09%
Oil, Gas & Consumable Fuels — 1.09%
Total SA	385,728	17,583,128

		17,583,128

FOOD & STAPLES RETAILING — 1.61%
Food & Staples Retailing — 1.61%
PriceSmart, Inc.	307,463	26,005,221

		26,005,221

FOOD, BEVERAGE & TOBACCO — 7.88%
Beverages — 6.39%
Coca Cola Icecek AS	1,194,684	17,416,999
Fomento Economico Mexicano SAB de CV ADR	377,858	36,391,504
Pernod Ricard SA	297,331	33,156,623
Remy Cointreau SA	214,276	16,267,978
Tobacco — 1.49%
ITC Ltd.	4,859,401	24,031,920

		127,265,024

INSURANCE — 2.30%
Insurance — 2.30%
St. James’s Place plc	2,820,423	37,206,876

		37,206,876

8     Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
MATERIALS — 1.57%
Chemicals — 1.57%
Novozymes AS	564,000	$25,355,669

		25,355,669

MEDIA — 2.67%
Media — 2.67%
REA Group Ltd.	1,042,727	43,186,319

		43,186,319

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.34%
Biotechnology — 2.05%
Grifols S.A.	1,482,756	33,019,047
Life Sciences Tools & Services — 0.94%
Eurofins Scientific	41,382	15,179,001
Pharmaceuticals — 5.35%
[a] Allergan plc	110,137	29,520,020
Concordia Healthcare Corp.	666,664	17,062,492
Perrigo Co. plc	311,788	39,887,039

		134,667,599

REAL ESTATE — 1.89%
Real Estate Management & Development — 1.89%
Foxtons Group plc	13,082,222	30,579,636

		30,579,636

RETAILING — 10.94%
Internet & Catalog Retail — 9.69%
[a] ASOS plc	266,604	12,444,568
[a] Ctrip.com International, Ltd. ADR	549,518	24,321,667
[a] JD.com, Inc. ADR	315,333	8,356,324
[a] priceline.com, Inc.	23,723	30,577,998
Rakuten, Inc.	2,665,400	25,707,865
[a] Vipshop Holdings Ltd. ADR	725,600	9,345,728
[a] YOOX S.p.A	774,384	23,765,193
[a] Zalando SE	670,393	22,007,936
Multiline Retail — 1.25%
B&M European Value Retail S.A.	5,308,169	20,233,707

		176,760,986

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.91%
Semiconductors & Semiconductor Equipment — 1.91%
ARM Holdings plc	2,119,462	30,866,927

		30,866,927

SOFTWARE & SERVICES — 19.80%
Information Technology Services — 9.32%
MasterCard, Inc.	448,947	42,425,491
[a] Paysafe Group plc	7,491,788	45,590,436
Wirecard AG	1,333,986	50,547,482
[a] Worldpay Group plc	3,029,400	11,969,528
Internet Software & Services — 5.31%
[a] Baidu, Inc. ADR	44,327	8,461,138
MercadoLibre, Inc.	176,428	20,792,040
Rightmove plc	272,090	16,456,127
[a] Rocket Internet SE	1,126,305	31,540,723
Tencent Holdings Ltd.	421,889	8,620,135
Software — 5.17%
Constellation Software, Inc.	100,561	41,176,003
[a] Fleetmatics Group plc	440,657	17,939,147
[a] Mobileye N.V.	653,279	24,360,774

		319,879,024

TECHNOLOGY HARDWARE & EQUIPMENT — 1.74%
Electronic Equipment, Instruments & Components — 1.74%
Ingenico S.A.	244,210	28,052,642

		28,052,642

TOTAL COMMON STOCK (Cost $1,319,110,715)		1,433,835,114

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
SHORT TERM INVESTMENTS — 10.06%
[b] Thornburg Capital Management Fund	16,259,541	$162,595,408

TOTAL SHORT TERM INVESTMENTS (Cost $162,595,408)		162,595,408

TOTAL INVESTMENTS — 98.82% (Cost $1,481,706,123)		$1,596,430,522
OTHER ASSETS LESS LIABILITIES — 1.18%		19,058,861

NET ASSETS — 100.00%		$1,615,489,383

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2015	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL MARCH 31, 2016	MARKET VALUE MARCH 31, 2016	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Thornburg Capital Management Fund	11,457,937	54,015,065	49,213,461	16,259,541	$162,595,408	$250,447	$—

Total non-controlled affiliated issuers – 10.06% of net assets					$162,595,408	$250,447	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10     Semi-Annual Report

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Semi-Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	March 31, 2016, (Unaudited)

ASSETS
Investments at value (cost $1,481,706,123) (Note 2)	$1,596,430,522
Cash	55,919
Cash denominated in foreign currency (cost $92,462)	92,394
Receivable for investments sold	11,892,921
Receivable for fund shares sold	12,724,830
Unrealized appreciation on forward currency contracts (Note 7)	90,431
Dividends receivable	1,874,043
Dividend and interest reclaim receivable	1,016,831
Prepaid expenses and other assets	101,687

Total Assets	1,624,279,578

LIABILITIES
Payable for investments purchased	57,109
Payable for fund shares redeemed	3,201,734
Unrealized depreciation on forward currency contracts (Note 7)	3,776,212
Payable to investment advisor and other affiliates (Note 3)	1,297,314
Accounts payable and accrued expenses	456,509
Dividends payable	1,317

Total Liabilities	8,790,195

NET ASSETS	$1,615,489,383

NET ASSETS CONSIST OF
Net investment income (loss)	$(1,530,961)
Net unrealized appreciation on investments	111,013,369
Accumulated net realized gain (loss)	(44,820,369)
Net capital paid in on shares of beneficial interest	1,550,827,344

$1,615,489,383

12     Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Growth Fund	March 31, 2016, (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($221,896,376 applicable to 11,983,141 shares of beneficial interest outstanding - Note 4)	$18.52
Maximum sales charge, 4.50% of offering price	0.87

Maximum offering price per share	$19.39

Class C Shares:
Net asset value and offering price per share* ($111,166,880 applicable to 6,298,389 shares of beneficial interest outstanding - Note 4)	$17.65

Class I Shares:
Net asset value, offering and redemption price per share ($1,146,596,444 applicable to 60,379,432 shares of beneficial interest outstanding - Note 4)	$18.99

Class R3 Shares:
Net asset value, offering and redemption price per share ($17,826,465 applicable to 969,621 shares of beneficial interest outstanding - Note 4)	$18.38

Class R4 Shares:
Net asset value, offering and redemption price per share ($42,109,610 applicable to 2,286,514 shares of beneficial interest outstanding - Note 4)	$18.42

Class R5 Shares:
Net asset value, offering and redemption price per share ($70,468,458 applicable to 3,701,423 shares of beneficial interest outstanding - Note 4)	$19.04

Class R6 Shares:
Net asset value, offering and redemption price per share ($5,425,150 applicable to 284,303 shares of beneficial interest outstanding - Note 4)	$19.08

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    13

STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Six Months Ended March 31, 2016, (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $552,642)	$7,598,954

EXPENSES
Investment advisory fees (Note 3)	6,537,639
Administration fees (Note 3)
Class A Shares	143,260
Class C Shares	71,034
Class I Shares	280,653
Class R3 Shares	10,590
Class R4 Shares	25,341
Class R5 Shares	17,299
Distribution and service fees (Note 3)
Class A Shares	291,531
Class C Shares	569,525
Class R3 Shares	42,482
Class R4 Shares	50,828
Transfer agent fees
Class A Shares	156,608
Class C Shares	81,037
Class I Shares	437,627
Class R3 Shares	35,485
Class R4 Shares	84,301
Class R5 Shares	88,799
Class R6 Shares	1,404
Registration and filing fees
Class A Shares	19,165
Class C Shares	10,291
Class I Shares	30,068
Class R3 Shares	9,527
Class R4 Shares	9,486
Class R5 Shares	10,064
Class R6 Shares	11,946
Custodian fees (Note 3)	174,255
Professional fees	43,304
Accounting fees (Note 3)	29,590
Trustee fees	33,395
Other expenses	81,949

Total Expenses	9,388,483
Less:
Expenses reimbursed by investment advisor (Note 3)	(250,567)

Net Expenses	9,137,916

Net Investment Loss	$(1,538,962)

14     Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Growth Fund	Six Months Ended March 31, 2016, (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(8,337,689)
Forward currency contracts (Note 7)	405,662
Foreign currency transactions	(446,590)

(8,378,617)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $ 1,546)	75,118,966
Forward currency contracts (Note 7)	(2,065,565)
Foreign currency translations	48,200

73,101,601

Net Realized and Unrealized Gain	64,722,984

Net Increase in Net Assets Resulting from Operations	$63,184,022

See notes to financial statements.

Semi-Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Growth Fund

	SIX MONTHS ENDED MARCH 31, 2016*	YEAR ENDED SEPTEMBER 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(1,538,962)	$4,470,206
Net realized gain (loss) from investments, forward currency contracts, and foreign currency transactions	(8,378,617)	20,219,922
Net unrealized appreciation (depreciation) on investments, foreign currency contracts, foreign currency translations, and deferred taxes	73,101,601	(56,836,989)

Net Increase (Decrease) in Net Assets Resulting from Operations	63,184,022	(32,146,861)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class I Shares	(547,537)	(3,138,933)
Class R5 Shares	(31,371)	(189,313)
Class R6 Shares	(3,372)	(16,090)
From realized gains
Class A Shares	—	(15,965,821)
Class C Shares	—	(7,113,275)
Class I Shares	—	(60,990,387)
Class R3 Shares	—	(1,180,199)
Class R4 Shares	—	(1,967,801)
Class R5 Shares	—	(3,451,556)
Class R6 Shares	—	(216,084)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(7,009,301)	(269,211,981)
Class C Shares	(411,956)	(28,226,569)
Class I Shares	21,322,719	(2,150,772)
Class R3 Shares	1,295,793	(5,749,165)
Class R4 Shares	2,452,841	2,288,498
Class R5 Shares	727,740	2,395,126
Class R6 Shares	1,033,826	551,299

Net Increase (Decrease) in Net Assets	82,013,404	(426,479,884)

NET ASSETS
Beginning of Period	1,533,475,979	1,959,955,863

End of Period	$1,615,489,383	$1,533,475,979

Undistributed (distribution in excess of) net investment income (loss)	$(1,530,961)	$590,281

*	Unaudited.

See notes to financial statements.

16     Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing

Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers may be fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2016
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$1,433,835,114	$1,433,835,114	$—	$—
Short Term Investments	162,595,408	162,595,408	—	—

Total Investments in Securities	$1,596,430,522	$1,596,430,522	$—	$—
Other Financial Instruments**
Forward Currency Contracts	$90,431	$—	$90,431	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(3,776,212)	$—	$(3,776,212)	$—
Spot Currency	$(1,190)	$(1,190)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has

Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2016 the Fund paid $29,590 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

20    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2016, the Distributor has advised the Fund that it earned commissions aggregating $6,207 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $7,451 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to ..25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $60,007 for Class I shares, $44,177 for Class R3 shares, $61,221 for Class R4 shares, $72,427 for Class R5 shares, and $12,735 for Class R6 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Fund had no transactions with affiliated funds.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2016 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2015 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,974,657	$37,003,808	3,316,312	$63,027,736
Shares issued to shareholders in reinvestment of dividends	—	—	805,337	14,850,417
Shares repurchased	(2,416,488)	(44,013,109)	(18,297,115)	(347,090,134)

Net increase (decrease)	(441,831)	$(7,009,301)	(14,175,466)	$(269,211,981)

Class C Shares
Shares sold	755,077	$13,625,263	1,000,742	$18,106,596
Shares issued to shareholders in reinvestment of dividends	—	—	348,284	6,189,006
Shares repurchased	(809,559)	(14,037,219)	(2,929,423)	(52,522,171)

Net increase (decrease)	(54,482)	$(411,956)	(1,580,397)	$(28,226,569)

Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2016 (UNAUDITED)		SEPTEMBER 30, 2015 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	11,774,474	$220,030,515	28,739,621	$556,653,254
Shares issued to shareholders in reinvestment of dividends	26,189	514,607	3,121,242	58,816,576
Shares repurchased	(10,739,752)	(199,222,403)	(32,575,817)	(617,620,602)

Net increase (decrease)	1,060,911	$21,322,719	(714,954)	$(2,150,772)

Class R3 Shares
Shares sold	187,628	$3,382,958	437,924	$8,250,207
Shares issued to shareholders in reinvestment of dividends	—	—	57,359	1,051,381
Shares repurchased	(115,544)	(2,087,165)	(794,860)	(15,050,753)

Net increase (decrease)	72,084	$1,295,793	(299,577)	$(5,749,165)

Class R4 Shares
Shares sold	361,181	$6,567,491	856,027	$16,247,799
Shares issued to shareholders in reinvestment of dividends	—	—	76,525	1,403,461
Shares repurchased	(225,882)	(4,114,650)	(811,713)	(15,362,762)

Net increase (decrease)	135,299	$2,452,841	120,839	$2,288,498

Class R5 Shares
Shares sold	621,825	$11,573,845	1,035,688	$20,181,653
Shares issued to shareholders in reinvestment of dividends	1,558	30,701	192,484	3,636,644
Shares repurchased	(573,886)	(10,876,806)	(1,116,192)	(21,423,171)

Net increase (decrease)	49,497	$727,740	111,980	$2,395,126

Class R6 Shares
Shares sold	97,577	$1,830,389	174,955	$3,437,664
Shares issued to shareholders in reinvestment of dividends	171	3,372	12,269	232,174
Shares repurchased	(42,600)	(799,935)	(159,642)	(3,118,539)

Net increase (decrease)	55,148	$1,033,826	27,582	$551,299

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,039,434,497 and $1,129,140,374, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,481,706,123

Gross unrealized appreciation on a tax basis	$194,089,167
Gross unrealized depreciation on a tax basis	(79,364,768)

Net unrealized appreciation (depreciation) on investments (tax basis)	$114,724,399

22    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

At March 31, 2016, the Fund had cumulative tax basis capital losses of $36,203,393 (of which $36,203,393 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2016, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2016 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the six months ended March 31, 2016 was $176,402,694. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2016:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2016
		CONTRACT	COUNTER	CONTRACT	VALUE	UNREALIZED	UNREALIZED
CONTRACT DESCRIPTION	BUY/SELL	AMOUNT	PARTY(a)	VALUE DATE	USD	APPRECIATION	DEPRECIATION
Chinese Yuan Renminbi	Buy	11,222,800	SSB	05/05/2016	1,734,242	$50,047	$—
Chinese Yuan Renminbi	Buy	9,941,700	SSB	05/05/2016	1,536,276	40,384	—
Chinese Yuan Renminbi	Sell	63,769,400	SSB	05/05/2016	9,854,187	—	(29,907)
Chinese Yuan Renminbi	Sell	45,146,000	SSB	05/05/2016	6,976,342	—	(139,354)
Chinese Yuan Renminbi	Sell	48,914,200	SSB	05/05/2016	7,558,636	—	(204,333)
Chinese Yuan Renminbi	Sell	302,640,300	SSB	05/05/2016	46,766,538	—	(1,774,299)
Euro	Sell	72,985,600	BBH	06/24/2016	83,257,937	—	(1,104,616)
Great Britain Pound	Sell	44,104,900	BBH	06/23/2016	63,362,600	—	(523,703)

Total						$90,431	$(3,776,212)

Net unrealized appreciation (depreciation)							$(3,685,781)

(a)	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

The outstanding forward currency contracts in the foregoing table which were entered into with State Street Bank and Trust Company (“SSB”) were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. Outstanding forward currency contracts which were entered into with Brown Brothers Harriman & Co. (“BBH”) were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB and the agreement with BBH does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Fund does not net its outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2016 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2016
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation
	on forward currency contracts	$90,431

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation
	on forward currency contracts	$(3,776,212)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2016 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2016 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $3,685,781 ($2,057,462 attributable to the Fund’s contracts with SSB, and $1,628,319 attributable to the Fund’s contracts with BBH). The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2016 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS
RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2016
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 405,662	$ 405,662

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS
RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2016
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ (2,065,565)	$ (2,065,565)

24    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    25

Financial Highlights

    Thornburg International Growth Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2016(b)(c)	$17.78	(0.04)	0.78	0.74	—	—	—	$18.52	(0.45	)(d)	1.40	(d)	1.40	(d)	1.40	(d)	4.22	69.24	$221,896
2015(c)	$19.10	(0.01)	(0.33)	(0.34)	—	(0.98)	(0.98)	$17.78	(0.06)		1.42		1.42		1.42		(2.01)	92.01	$220,897
2014(c)	$20.54	0.02	(0.89)	(0.87)	—	(0.57)	(0.57)	$19.10	0.07		1.33		1.33		1.33		(4.46)	106.18	$508,044
2013(c)	$15.78	(0.01)	4.77	4.76	—	—	—	$20.54	(0.06)		1.41		1.41		1.42		30.16	89.17	$580,194
2012(c)	$13.37	(0.06)	2.47	2.41	— (e)	—	—	$15.78	(0.41)		1.51		1.51		1.52		18.03	95.17	$255,725
2011(c)	$12.25	0.03	1.13	1.16	(0.04)	—	(0.04)	$13.37	0.19		1.51		1.50		1.54		9.43	142.59	$104,918
CLASS C SHARES
2016(b)	$17.01	(0.11)	0.75	0.64	—	—	—	$17.65	(1.21	)(d)	2.15	(d)	2.15	(d)	2.15	(d)	3.76	69.24	$111,167
2015	$18.45	(0.14)	(0.32)	(0.46)	—	(0.98)	(0.98)	$17.01	(0.77)		2.20		2.20		2.20		(2.72)	92.01	$108,062
2014	$20.01	(0.13)	(0.86)	(0.99)	—	(0.57)	(0.57)	$18.45	(0.65)		2.09		2.09		2.09		(5.19)	106.18	$146,399
2013	$15.49	(0.14)	4.66	4.52	—	—	—	$20.01	(0.81)		2.15		2.15		2.17		29.18	89.17	$116,453
2012	$13.23	(0.17)	2.43	2.26	—	—	—	$15.49	(1.19)		2.27		2.27		2.28		17.08	95.17	$55,656
2011	$12.18	(0.11)	1.16	1.05	—	—	—	$13.23	(0.77)		2.30		2.30		2.34		8.62	142.59	$35,706
CLASS I SHARES
2016(b)	$18.20	— (f)	0.80	0.80	(0.01)	—	(0.01)	$18.99	(0.03	)(d)	0.99	(d)	0.99	(d)	1.00	(d)	4.39	69.24	$1,146,597
2015	$19.51	0.09	(0.37)	(0.28)	(0.05)	(0.98)	(1.03)	$18.20	0.47		0.99		0.99		1.01		(1.58)	92.01	$1,079,791
2014	$20.96	0.10	(0.91)	(0.81)	(0.07)	(0.57)	(0.64)	$19.51	0.47		0.98		0.98		0.98		(4.09)	106.18	$1,171,032
2013	$16.04	0.07	4.85	4.92	—	—	—	$20.96	0.38		0.99		0.99		1.04		30.67	89.17	$737,536
2012	$13.55	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.04	0.10		0.99		0.99		1.14		18.60	95.17	$198,938
2011	$12.38	0.10	1.14	1.24	(0.07)	—	(0.07)	$13.55	0.66		0.99		0.98		1.16		10.03	142.59	$75,538
CLASS R3 SHARES
2016(b)	$17.66	(0.05)	0.77	0.72	—	—	—	$18.38	(0.54	)(d)	1.50	(d)	1.50	(d)	2.02	(d)	4.08	69.24	$17,826
2015	$18.99	(0.02)	(0.33)	(0.35)	—	(0.98)	(0.98)	$17.66	(0.13)		1.50		1.50		1.98		(2.03)	92.01	$15,851
2014	$20.46	— (f)	(0.90)	(0.90)	—	(0.57)	(0.57)	$18.99	—	(g)	1.50		1.50		1.86		(4.63)	106.18	$22,739
2013	$15.73	(0.03)	4.76	4.73	—	—	—	$20.46	(0.15)		1.50		1.50		2.01		30.07	89.17	$13,982
2012	$13.34	(0.06)	2.45	2.39	— (e)	—	—	$15.73	(0.40)		1.50		1.50		2.49		17.94	95.17	$5,709
2011	$12.22	0.01	1.15	1.16	(0.04)	—	(0.04)	$13.34	0.06		1.50		1.49		3.27		9.46	142.59	$1,925
CLASS R4 SHARES
2016(b)	$17.68	(0.04)	0.78	0.74	—	—	—	$18.42	(0.44	)(d)	1.40	(d)	1.40	(d)	1.70	(d)	4.19	69.24	$42,110
2015	$19.00	0.02	(0.36)	(0.34)	—	(0.98)	(0.98)	$17.68	0.10		1.40		1.40		1.65		(1.97)	92.01	$38,038
2014	$20.45	0.01	(0.89)	(0.88)	—	(0.57)	(0.57)	$19.00	0.04		1.39		1.39		1.63		(4.53)	106.18	$38,575
2013	$15.70	(0.01)	4.76	4.75	—	—	—	$20.45	(0.04)		1.38		1.38		1.68		30.25	89.17	$26,441
2012	$13.31	(0.04)	2.46	2.42	(0.03)	—	(0.03)	$15.70	(0.29)		1.40		1.40		2.23		18.17	95.17	$9,326
2011	$12.18	0.07	1.10	1.17	(0.04)	—	(0.04)	$13.31	0.46		1.40		1.40		32.23	(h)	9.62	142.59	$146
CLASS R5 SHARES
2016(b)	$18.25	— (f)	0.80	0.80	(0.01)	—	(0.01)	$19.04	(0.04	)(d)	0.99	(d)	0.99	(d)	1.20	(d)	4.37	69.24	$70,468
2015	$19.55	0.09	(0.36)	(0.27)	(0.05)	(0.98)	(1.03)	$18.25	0.46		0.99		0.99		1.20		(1.53)	92.01	$66,646
2014	$21.01	0.10	(0.93)	(0.83)	(0.06)	(0.57)	(0.63)	$19.55	0.46		0.99		0.99		1.18		(4.15)	106.18	$69,217
2013	$16.07	0.07	4.87	4.94	—	—	—	$21.01	0.35		0.99		0.99		1.22		30.74	89.17	$43,209
2012	$13.58	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.07	0.13		0.99		0.99		1.29		18.56	95.17	$19,251
2011	$12.40	0.08	1.17	1.25	(0.07)	—	(0.07)	$13.58	0.55		0.99		0.99		10.60	(h)	10.09	142.59	$393
CLASS R6 SHARES
2016(b)	$18.29	0.01	0.79	0.80	(0.01)	—	(0.01)	$19.08	0.09	(d)	0.89	(d)	0.89	(d)	1.43	(d)	4.39	69.24	$5,425
2015	$19.59	0.13	(0.38)	(0.25)	(0.07)	(0.98)	(1.05)	$18.29	0.66		0.89		0.89		1.43		(1.43)	92.01	$4,191
2014	$21.05	0.12	(0.93)	(0.81)	(0.08)	(0.57)	(0.65)	$19.59	0.58		0.89		0.89		1.34		(4.05)	106.18	$3,950
2013(i)	$17.54	0.46	3.05	3.51	—	—	—	$21.05	2.21	(d)	0.89	(d)	0.89	(d)	11.83	(d)(h)	20.01	89.17	$2,553

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Net investment income (loss) was less than $0.01 per share.
(g)	Net investment income (loss) is less than 0.01%.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(i)	Effective date of this class of shares was February 1, 2013.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Semi-Annual Report	Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD† 10/1/15–3/31/16
CLASS A SHARES
Actual	$1,000.00	$1,042.20	$7.13
Hypothetical*	$1,000.00	$1,018.02	$7.04
CLASS C SHARES
Actual	$1,000.00	$1,037.60	$10.96
Hypothetical*	$1,000.00	$1,014.24	$10.83
CLASS I SHARES
Actual	$1,000.00	$1,043.90	$5.04
Hypothetical*	$1,000.00	$1,020.07	$4.98
CLASS R3 SHARES
Actual	$1,000.00	$1,040.80	$7.65
Hypothetical*	$1,000.00	$1,017.50	$7.57
CLASS R4 SHARES
Actual	$1,000.00	$1,041.90	$7.15
Hypothetical*	$1,000.00	$1,018.00	$7.06
CLASS R5 SHARES
Actual	$1,000.00	$1,043.70	$5.06
Hypothetical*	$1,000.00	$1,020.05	$5.00
CLASS R6 SHARES
Actual	$1,000.00	$1,043.90	$4.55
Hypothetical*	$1,000.00	$1,020.55	$4.50

†	Expenses are equal to the annualized expense ratio for each class (A: 1.40%; C: 2.15%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.89%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28     Semi-Annual Report

OTHER INFORMATION

Thornburg International Growth Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    29

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1409

Semi-Annual Report

March 31, 2016

THORNBURG INVESTMENT INCOME BUILDER FUND

Thornburg

INVESTMENT MANAGEMENT

About Thornburg Investment Management

It’s more than what we do. It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

How we THINK

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

How we INVEST

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

How we’re STRUCTURED

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH FAR FROM THE HERD ACCESS & TRANSPARENCY

2    Semi-Annual Report

Semi-Annual Report

Thornburg Investment Income Builder Fund

March 31, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

April 21, 2016

Dear Fellow Shareholder:

This letter will highlight the basic results of your Fund’s investment activities for the six-month period ended March 31, 2016. In addition, we will comment on the overall investment landscape, which continues to evolve.

Your Fund’s Performance

Thornburg Investment Income Builder Fund paid an ordinary quarterly dividend of $0.423 per Class A share in the six-month period ended March 31, 2016. This compares to a dividend of $0.425 for the comparable period ended March 31, 2015. The Fund paid $0.823 per Class A share in the 12-month period ended March 31, 2016, down from $0.935 in the prior comparable 12-month period. Dividends per share varied for other share classes to account for class-specific expenses.

The Fund’s net asset value per share was unchanged at $19.07 from September 30, 2015 to March 31, 2016. Price changes of the Fund’s portfolio holdings were mixed during the period, with the dividend providing the Fund’s return.

Investment Income Builder’s Class A share return of 2.21% (without sales charge) for the six-month period trailed its own blended benchmark (75% MSCI World Index and 25% Barclays U.S. Aggregate Bond Index) by 2.39% for the period. Performance comparisons of Investment Income Builder to this benchmark over various periods are shown on page 10. Reviewing these, you will see that the performance of the Fund compares well over various longer periods, though disappointing results in late 2014 and 2015 weigh on comparisons over the trailing one- and three-year periods. Following our comments on performance for the semi-annual period, we will describe the share-price declines of the biggest detractors from the Fund’s performance from June 30, 2015 through mid-February of this year, along with the subsequent performance of these investments through April 20th. While the data demonstrate that market prices of our investments can decline from time to time, we believe they also show the potential for these prices to recover if the underlying businesses resiliently generate revenues, cash flows, and dividends over time.

The quarter ended March 31, 2016 was the 53rd full calendar quarter since the inception of Thornburg Investment Income Builder in December 2002. In 38 of these quarters, the Fund delivered a positive total return. The Fund has delivered positive total returns in 11 of its 13 calendar years of existence. As of March 31, 2016, Thornburg Investment Income Builder has delivered what we view as tax-efficient average annual total returns in excess of 9.3% since inception (Class A shares without sales charge).

Factors Impacting Your Fund’s Performance

In assessing the performance of Thornburg Investment Income Builder for the six-month period ended March 31, 2016, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the period.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.33%, as disclosed in the most recent prospectus.

The MSCI World Index comprises 75%, and the entire equity portion, of the Fund’s global performance benchmark:

1.	Eight of 10 index sectors showed positive total returns for the period, with sector results ranging from approximately negative 2% (financials) to 14% (telecommunications).

2.	Relative to the MSCI World Index, Thornburg Investment Income Builder’s portfolio was significantly overweight the higher dividend-paying financial and telecommunications sectors, as it has been for most of its history.

3.	The Fund’s performance relative to the MSCI Index in the period was hindered by comparative underperformance from its holdings in the energy, telecommunications, and utilities sectors, and helped by comparative outperformance from holdings in the financial and consumer discretionary sectors.

4.	In the Investment Income Builder portfolio, 45 equity investments contributed positive returns of at least 0.05% (five basis points) during the period. Twenty-two of the Fund’s equity investments contributed negative returns of 0.05% or worse for the quarter.

Investment Income Builder’s bond holdings delivered positive returns during the semi-annual period. U.S. government bond yields with maturities beyond four years dropped between 0.15% and 0.25% during the period. Investment-grade bond yields dropped slightly more, and sub-investment-grade bond yields were approximately unchanged on the beginning and end dates, though these were volatile within the semi-annual period.

Your Fund’s average return from its investments in the financial sector exceeded the negative performance of the equities in the finance sector of the MSCI World Index in the semi-annual period, led by several non-bank entities. CME Group, Senior Housing Properties Trust, Digital Realty Trust, Washington REIT, Lamar Advertising, Crown Castle International, and Norwegian insurer Gjensidige Forsikring were among the strongest performers in the portfolio. The Fund’s bank holdings, including JPMorgan Chase, ING Group, and UBS Group, were negative contributors, as was a small holding in alternative asset manager Och-Ziff Capital Management, which has been sold to make room for other opportunities.

Investment Income Builder’s significant holdings in the telecommunications sector delivered mixed performances in the semi-

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

annual period. AT&T, Telefonica Brasil, Swisscom, and Singapore Telecommunications were among the best performers in the portfolio, while England’s BT Group, Norway’s Telenor, China Mobile, and Denmark’s TDC each delivered negative quarterly returns. We see encouraging signs in the most recent reported business results from each of these negative performers.

Among your Fund’s holdings in the consumer discretionary sector, casino operator Las Vegas Sands, Home Depot, business publisher Wolters Kluwer, and Target Corporation each contributed positively to performance during the period under review. Office supplies retailer Staples delivered a negative return, though its share price recovered materially in the final weeks of March.

Investment Income Builder’s returns from its holdings in the health care sector generally trailed the negative returns of the MSCI World Index during the period, but our lower weighting in investments from this sector aided the Fund’s relative performance. Novartis, Pfizer, Roche, and Sanofi were each negative contributors, as concerns about the political backdrop for drug pricing and cautious guidance on the 2016 business outlook depressed sentiment on the sector. Stock prices of a majority of firms in this sector have risen more than the market as a whole in 2013 and 2014, and we had reduced the portfolio’s percentage weighting in health care stocks prior to September 30, 2015.

Investment Income Builder’s investments in the industrials sector performed well. European toll road operators Vinci and Atlantia and China’s Jiangsu Expressway were strong contributors as low gasoline prices provided a tailwind to road traffic and low interest rates heightened investor interest in dividend-paying infrastructure investments. Your Fund’s investments in Australia’s Sydney airport and Chinese port and road infrastructure operator NWS also rose in accordance with heightened investor interest in these assets. Hong Kong-based real estate and infrastructure investor Hopewell Holdings was a negative contributor in the quarter.

Among Investment Income Builder’s investments in the energy sector, Royal Dutch Shell, Canada’s Suncor Energy, and drilling-rig operator Helmerich & Payne each delivered positive returns in the semi-annual period. U.S. refiner HollyFrontier, Canada’s Husky Energy, and pipeline operators Williams Companies and Kinder Morgan were negative contributors. The average Brent crude oil price fell from approximately $115 per barrel in June 2014 to $38 per barrel at year-end 2015, and dropped further to an average price of $35 per barrel during the March quarter. The overall performance of Investment Income Builder’s energy sector investments was negative for the six-month period, but positive for the March 2016 quarter, as oil prices bounced back from a January low below $28 per barrel.

Investment Income Builder investments in the consumer staples sector were positive in the period, though a modest weighting in these types of businesses hurt relative portfolio performance. Dutch grocer Ahold and Korea Tobacco & Ginseng were positive contributors in the quarter, while Walgreens and Nestle each delivered marginally positive returns. As we write this letter, investors appear to be selling consumer staples businesses in order to fund purchases of more cyclical businesses in materials, energy, and financials sectors.

Among other portfolio holdings, notable contributors during the semi-annual period included Taiwan Semiconductor Manufacturing, and chemicals manufacturer Saudi Basic Industries Corporation. Negative contributors included Electricite de France, Spanish gas pipeline operator Enagas, and Thai fiber-optic communications network owner Jasmine Broadband Internet Infrastructure Fund. We sold the Fund’s remaining position in Enagas. Electricite de France, which supplies more than 70% of the electrical power consumed in France, suffered from a low power-price outlook in its home market and concerns that it will take on potential liabilities if it moves forward with a proposed nuclear power plant project in England.

Market Volatility and Performance of Holdings

Because of the significant volatility in financial markets over the last 10 months, we wish to review the share price declines of the most negative contributors to the Fund’s performance during the second half of 2015 through February 11 of this year (see Table I), along with the subsequent performance of these investments through April 20. February 11 was the lowest net asset value day,

Table I The 20 Most Negative Contributors to Investment Income Builder Performance

Between June 30, 2015 and February 11, 2016

		Stock Price Change
Company Name	Industry Sector	(6/30/15 to 2/11/16)	(2/11/16 to 4/20/16)
Williams Companies	Energy	-76.8%	+41.7%
JP Morgan Chase & Co	Financial	-21.7%	+21.0%
China Mobile Ltd.	Telecommunications	-17.8%	+8.7%
TDC A/S	Telecommunications	-40.3%	+16.1%
Telenor ASA	Telecommunications	-36.7%	+23.7%
KKR & Co.	Financial	-51.3%	+33.1%
Electricite de France	Utility	-48.0%	+17.1%
Kinder Morgan Inc.	Energy	-63.6%	sold during decline period
DBS Group Holdings	Financial	-38.4%	+25.4%
Novartis AG	Health Care	-27.4%	+6.9%
Royal Dutch Shell	Energy	-25.9%	+25.3%
Staples, Inc.	Consumer Discretionary	-46.5%	+33.0%
Blackstone Group	Financial	-42.6%	+27.9%
Husky Energy	Energy	-55.4%	+66.9 (now sold)%
Vodafone Group	Telecommunications	-19.8%	+15.4%
Sanofi	Health Care	-22.6%	+15.9%
ONEOK, Inc.	Energy	-50.3%	+77.4%
Apollo Investment Corp.	Financial	-39.5%	+35.5%
Qualcomm	Technology	-31.3%	+21.1%
Invesco Mortgage Capital	Financial	-31.5%	+27.9%

Semi-Annual Report    5

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

at $17.10 per Class A share, for Thornburg Investment Income Builder, over the past year. For the most part, the companies listed in Table I appear capable of demonstrating resilience, and the stock-price recoveries shown have contributed significantly to Thornburg Investment Income Builder’s net asset value increase from $17.10 per share on February 11, 2016 to $19.56 on April 20, 2016. The Fund still holds 18 of the 20 investments shown. We sold the Fund’s position in Kinder Morgan to make room for attractively priced bonds of energy pipeline firms, and to increase our equity holding in another North American pipeline business, ONEOK. More recently, we sold the Fund’s position in Husky Energy in order to increase position sizes in Royal Dutch Shell and Suncor, following Husky’s decision to eliminate its dividend.

A slightly weaker U.S. dollar increased the value of our non-U.S. assets during the six-month period ended March 31, 2016. We hedged the majority of the currency exposure of our asset positions denominated in the Australian dollar, the British pound, the euro, the Chinese yuan, and the Swiss franc. We are more focused on risk management than on reaping possible currency gains from exposure to assets denominated in these currencies. We do not hedge the currency risk of our dividend-income exposure to these currencies, as this would necessitate offsetting unrealized hedge losses against our dividend income each period, which would magnify the volatility of our quarterly dividend payments.

Your Fund’s Bond Component

We modestly increased the portfolio’s allocation to bonds early in 2016, when corporate bond prices were under pressure. You can expect us to increase the portfolio’s allocation to bonds if rising yields lead to significantly lower bond prices. Readers of this commentary who are longtime shareholders of Investment Income Builder will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from 45% at June 30, 2009 to less than 9% last year.

Chart I Interest-Bearing Investments as a Percentage of Total Portfolio as of March 31, 2016

As of March 31, 2016, the portfolio included more than 100 bonds and hybrid securities. In recent years, the reduced yields available from bond investments have posed a meaningful headwind to delivering year-over-year dividend increases for Investment Income Builder shares.

The Economic and Policy Investment Backdrop

If the global economy recovers, we expect firming interest rates, better business conditions, and reduced anxiety from corporate boards about distributing retained earnings. To the extent that the global economy does not continue to recover—and this is always a possibility—we will expect the opposite.

At present, investors debate the future direction of the economies of China, Europe, various emerging markets, and the United States. They buy and sell based in significant part upon expectations of potential policy actions (and inaction) by the U.S. Federal Reserve, Congress, the Obama administration, and an expanding number of non-U.S. policy makers. For the most part, the political and macroeconomic issues remain open. Production growth of many commodities has outpaced demand growth in recent years, depressing prices of oil and other commodities. At today’s commodity prices, flows of investment capital necessary to sustain the higher production levels are contracting. It may take several quarters for markets to tighten sufficiently to move prices materially higher, but equity investors increasingly appear to anticipate this outcome. For now, tolerable commodities prices and firming labor markets in most large economies support growth of global consumer spending.

Most major central banks around the world continue to pursue easy monetary conditions, as indicated by the fact that 62% of euro-area government bonds on issue and 100% of Japanese government bonds are now priced with negative yields. After rising during the first four months of this semi-annual period, yields available to investors in the U.S. bond market fell decisively in February and March, to close the period slightly below September 30, 2015 levels:

•	Ten-year U.S. government bond yields moved approximately 0.15% lower. Since bond prices move in opposite direction to yields, prices of longer-maturity U.S. government bonds rose during the quarter.

•

Investment-grade corporate bond yields also dropped, as indicated by the 0.29% decrease in the FINRA-Bloomberg Index of Active Investment Grade U.S. Corporate Bond Index, from 3.96% at September 30, 2015 to 3.67% at March 31, 2016.

•

High yield (“junk”) corporate bond yields ended nearly flat, as indicated by the 0.04% drop in the FINRA-Bloomberg Active High Yield U.S. Corporate Bond Index yields, from 7.96% at September 30, 2015 to 7.92% at March 31. For the trailing 12-month period beginning March 31, 2015, the High Yield Index increased by 1.62%, leading to significant year-over-year price declines for these bonds.

6    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

While low interest rates are good news for borrowers, they have negative consequences for conservative savers. Interest income as a percentage of the aggregate adjusted gross income of U.S. households fell from 4% in 2007 to less than 2% in 2013, according to Statistics of Income published by the Internal Revenue Service.

Investors must consider other options. Yields on taxable and tax-exempt money funds remain below 1/5 of one percent. Banks in the United States have aggressively reduced yields on all deposits. A very large pool of investor dollars is looking for better returns elsewhere, but in sensible investments. We are optimistic that the types of income-producing investments owned by Thornburg Investment Income Builder Fund will experience sustainable popularity among investors, as their intrinsic values for income production are recognized. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/iib. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	Jason Brady, CFA	Ben Kirby, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Chief Investment Officer and Managing Director	CEO, President, and Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    7

THE DIVIDEND LANDSCAPE

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio — A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

S&P 500 Index Payout Ratio

Source: Standard & Poor’s, beginning in 1999 (uses operating earnings); “Irrational Exuberance”

by Robert J. Shiller, through 1998 (uses reported earnings).

Percentage of Companies Paying Dividends in Russell 1000 Index

Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet

S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $10,000 Investment (Dividends not Reinvested)

Source: Bloomberg and FactSet.

Past performance does not guarantee future results.

8    Semi-Annual Report

THE DIVIDEND LANDSCAPE,

CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Financials	43%	54%
Energy	19%	16%
Consumer Discretionary	12%	6%
Utilities	7%	5%
Industrials	5%	10%
Information Technology	4%	1%
Materials	4%	5%
Telecommunication Services	4%	1%
Consumer Staples	2%	1%
Health Care	0%	1%

Source: FactSet as of March 31, 2016.

Estimated Average Dividend Yields (MSCI Indices) of Markets Around the Globe

Source: Bloomberg as of March 31, 2016.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!

In the (large cap) Russell 1000 Index, 74% of the top 100 dividend payers are in the financials, energy, and consumer discretionary sectors. In the (small cap) Russell 2000 Index, 70% of the top 100 dividend-yielding stocks are financial or energy companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these three sectors. We certainly do.

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Dividends are not guaranteed.

Semi-Annual Report    9

PERFORMANCE SUMMARY

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
Class A Shares (Incep: 12/24/02)
Without sales charge	-7.11%	2.72%	4.66%	5.95%	9.33%
With sales charge	-11.29%	1.15%	3.70%	5.46%	8.95%
Class C Shares (Incep: 12/24/02)
Without sales charge	-7.77%	1.98%	3.92%	5.25%	8.68%
With sales charge	-8.66%	1.98%	3.92%	5.25%	8.68%
Class I Shares (Incep: 11/3/03)	-6.83%	3.04%	4.99%	6.30%	8.48%
Class R3 Shares (Incep: 2/1/05)	-7.45%	2.39%	4.33%	5.68%	6.73%
Class R4 Shares (Incep: 2/1/08)	-7.33%	2.52%	4.47%	—	4.15%
Class R5 Shares (Incep: 2/1/07)	-6.95%	2.91%	4.86%	—	5.12%
Blended Index (Since 12/24/02)	-1.92%	5.86%	6.01%	4.71%	7.17%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.33%; C shares, 2.08%; I shares, 1.01%; R3 shares, 1.71%; R4 shares, 1.62%; R5 shares, 1.23%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: C shares, 2.06%; R3 shares, 1.66%; R4 shares, 1.56%; R5 shares, 1.15%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

30-day SEC Yield as of 3/31/16 (A Shares): 3.83%

Glossary

Barclays U.S. Aggregate Bond Index – An index composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate, and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

Blended Index – The Blended Index is composed of 25% Barclays U.S. Aggregate Bond Index and 75% MSCI World Index.

FlNRA-Bloomberg Active High Yield U.S. Corporate Bond Index – An index comprised of the “active” (most frequently traded) fixed-coupon, high-yield bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.

FlNRA-Bloomberg Active Investment Grade U.S. Corporate Bond Index – An index comprised of the “active” (most frequently traded) fixed-coupon, investment-grade bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.

MSCI Country Indices – These indices are free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country in U.S. dollars.

MSCI World Index – An unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

10    Semi-Annual Report

FUND SUMMARY

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

Portfolio Composition

Top Ten Equity Holdings

China Mobile Ltd.	4.3%
JPMorgan Chase & Co.	3.3%
CME Group, Inc.	2.8%
Atlantia S.p.A.	2.7%
The Home Depot, Inc.	2.7%
Royal Dutch Shell plc	2.5%
Roche Holding AG	2.5%
AT&T, Inc.	2.4%
Vinci S.A.	2.4%
BT Group plc	2.2%

Sector Exposure

(percent of equity holdings)

Financials	29.2%
Telecommunication Services	20.9%
Consumer Discretionary	10.2%
Health Care	9.5%
Industrials	8.2%
Consumer Staples	6.7%
Energy	6.1%
Information Technology	4.4%
Utilities	3.5%
Materials	1.2%
Other	0.1%

Country Exposure*

(percent of Fund)

United States	43.7%
Switzerland	10.3%
France	6.8%
Netherlands	5.7%
United Kingdom	5.5%
China	5.2%
Italy	3.2%
Singapore	2.6%
Norway	2.1%
Taiwan	2.0%
Canada	1.6%
Hong Kong	1.1%
Brazil	1.1%
Germany	1.1%
Denmark	1.0%
Russia	0.9%
Australia	0.8%
Korea	0.8%
Spain	0.7%
South Africa	0.5%
Thailand	0.4%
Jamaica	0.4%
New Zealand	0.3%
Cayman Islands	0.3%
Luxembourg	0.2%
Argentina	0.1%
Chile	0.1%
Ireland	0.1%
Japan	0.1%
Panama**	0.0%
Trinidad & Tobago**	0.0%
Other Assets Less Liabilities	1.4%

*	The country assignment of each holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.
**	Country percentage was less than 0.1%.

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    11

FUND SUMMARY,

CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

QUARTERLY DIVIDEND HISTORY, CLASS A

Year	Q1	Q2	Q3	Q4	Total
2003	9.2¢	11.2¢	12.4¢	17.5¢	50.3¢
2004	10.2¢	12.5¢	15.0¢	21.8¢	59.5¢
2005	11.0¢	13.6¢	17.4¢	29.0¢	71.0¢
2006	12.5¢	16.0¢	19.2¢	33.0¢	80.7¢
2007	14.2¢	18.5¢	21.5¢	36.8¢	91.0¢
2008	17.9¢	21.8¢	26.0¢	36.8¢	102.4¢
2009	18.0¢	24.2¢	28.0¢	34.5¢	104.7¢
2010	19.8¢	25.0¢	32.0¢	36.0¢	112.8¢
2011	21.0¢	26.0¢	32.0¢	37.5¢	116.5¢
2012	21.5¢	26.0¢	28.5¢	36.0¢	112.0¢
2013	21.5¢	25.3¢	25.0¢	24.5¢	96.3¢
2014	22.5¢	24.0¢	27.0¢	26.0¢	99.5¢
2015	16.5¢	20.0¢	20.0¢	25.3¢	81.8¢
2016	17.0¢

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

EVOLUTION OF INDUSTRY GROUP EXPOSURE

Top 10 industry groups quarter by quarter (percent of equity holdings)

As of 3/31/16

Telecommunication Services	20.9%
Diversified Financials	10.3%
Real Estate	9.9%
Pharmaceuticals, Biotechnology & Life Sciences	9.5%
Banks	7.0%
Energy	6.1%
Retailing	5.6%
Transportation	4.3%
Capital Goods	3.9%
Utilities	3.5%

As of 9/30/15

Telecommunication Services	19.9%
Diversified Financials	11.0%
Real Estate	9.2%
Energy	8.1%
Pharmaceuticals, Biotechnology & Life Sciences	7.8%
Banks	6.8%
Utilities	5.9%
Retailing	5.2%
Transportation	4.3%
Capital Goods	3.8%

As of 12/31/15

Telecommunication Services	21.1%
Diversified Financials	11.1%
Real Estate	9.9%
Pharmaceuticals, Biotechnology & Life Sciences	9.3%
Banks	6.8%
Energy	5.9%
Utilities	5.5%
Retailing	5.4%
Transportation	4.2%
Capital Goods	3.5%

As of 6/30/15

Telecommunication Services	18.4%
Diversified Financials	10.9%
Banks	9.2%
Real Estate	8.0%
Energy	7.9%
Pharmaceuticals, Biotechnology & Life Sciences	7.4%
Utilities	5.9%
Retailing	4.8%
Transportation	4.2%
Capital Goods	3.6%

12    Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 88.77%

AUTOMOBILES & COMPONENTS — 0.82%
Automobiles — 0.82%
Daimler AG	1,796,900	$137,750,910

		137,750,910

BANKS — 6.02%
Banks — 6.02%
DBS Group Holdings Ltd.	20,322,200	231,891,855
ING Groep N.V.	15,070,300	182,288,463
JPMorgan Chase & Co.	9,279,000	549,502,380
Liechtensteinische Landesbank AG	1,150,000	45,925,849

		1,009,608,547

CAPITAL GOODS — 3.48%
Construction & Engineering — 2.39%
Vinci S.A.	5,380,595	400,845,180
Industrial Conglomerates — 1.09%
Hopewell Holdings Ltd.	37,798,340	122,058,231
NWS Holdings Ltd.	38,000,000	60,350,506

		583,253,917

CONSUMER SERVICES — 1.06%
Hotels, Restaurants & Leisure — 1.06%
Las Vegas Sands Corp.	3,444,000	177,985,920

		177,985,920

DIVERSIFIED FINANCIALS — 9.00%
Capital Markets — 6.24%
Apollo Global Management, LLC	3,887,163	66,548,231
[a] Apollo Investment Corp.	24,800,000	137,640,000
Ares Capital Corp.	15,285,900	226,842,756
GAM Holding AG	4,073,882	58,891,331
KKR & Co. LP	9,876,400	145,084,316
Och-Ziff Capital Management Group, LLC	6,202,249	26,979,783
[a] Solar Capital Ltd.	4,607,900	79,624,512
The Blackstone Group LP	6,052,600	169,775,430
UBS Group AG	8,327,525	134,151,487
Diversified Financial Services — 2.76%
CME Group, Inc.	4,819,600	462,922,580

		1,508,460,426

ENERGY — 5.47%
Energy Equipment & Services — 0.24%
Helmerich & Payne, Inc.	703,200	41,291,904
Oil, Gas & Consumable Fuels — 5.23%
HollyFrontier Corp.	1,757,460	62,073,487
ONEOK, Inc.	4,285,900	127,976,974
Royal Dutch Shell plc A Shares	3,020,880	73,064,323
Royal Dutch Shell plc ADR	7,277,800	352,609,410
Suncor Energy, Inc.	6,795,976	189,266,950
The Williams Companies, Inc.	4,418,600	71,006,902

		917,289,950

FOOD & STAPLES RETAILING — 2.41%
Food & Staples Retailing — 2.41%
Koninklijke Ahold NV	6,100,638	137,241,655
Walgreens Boots Alliance, Inc.	3,171,106	267,133,969

		404,375,624

Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 2.96%
Beverages — 0.20%
Coca-Cola Amatil Ltd.	4,877,000	$33,048,033
Food Products — 1.93%
Nestle SA	4,325,600	323,222,256
Tobacco — 0.83%
KT&G Corp.	1,452,986	139,759,059

		496,029,348

HOUSEHOLD & PERSONAL PRODUCTS — 0.61%
Household Products — 0.61%
Reckitt Benckiser plc	1,053,700	101,850,191

		101,850,191

INSURANCE — 1.89%
Insurance — 1.89%
AXA S.A.	3,130,500	73,701,821
Gjensidige Forsikring ASA	3,991,276	68,059,150
NN Group NV	2,444,100	79,971,707
Zurich Financial Services AG	405,300	94,122,500

		315,855,178

MATERIALS — 1.11%
Chemicals — 0.74%
LyondellBasell Industries NV	1,452,500	124,304,950
Metals & Mining — 0.37%
Mining and Metallurgical Co. Norilsk Nickel PJSC ADR	690,000	8,907,900
Mining and Metallurgical Co. Norilsk Nickel PJSC ADR	4,119,000	53,382,240

		186,595,090

MEDIA — 2.18%
Media — 2.18%
Vivendi	10,946,968	230,197,094
Wolters Kluwer N.V.	3,396,674	135,586,819

		365,783,913

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.44%
Pharmaceuticals — 8.44%
Merck & Co., Inc.	5,144,087	272,173,643
Novartis AG	3,885,600	281,655,993
Pfizer, Inc.	7,248,900	214,857,396
Roche Holding AG	1,685,800	414,985,035
Sanofi	2,871,599	231,541,564

		1,415,213,631

REAL ESTATE — 8.84%
Real Estate Investment Trusts — 8.84%
Capstead Mortgage Corp.	3,938,400	38,950,776
Chimera Investment Corp.	6,515,284	88,542,710
Crown Castle International Corp.	2,069,300	178,994,450
Digital Realty Trust, Inc.	1,039,800	92,011,901
[a] Dynex Capital, Inc.	4,418,542	29,383,305
[a] Invesco Mortgage Capital, Inc.	15,851,700	193,073,706
Lamar Advertising Co.	1,690,620	103,973,130
[a] MFA Financial, Inc.	34,911,900	239,146,515
Outfront Media, Inc.	3,031,219	63,958,721
Senior Housing Properties Trust	5,123,900	91,666,571
[a] Two Harbors Investment Corp.	24,462,700	194,233,838
[a] Washington REIT	5,721,000	167,110,410

		1,481,046,033

14    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

	Shares/ Principal Amount	Value
RETAILING — 5.03%
Multiline Retail — 1.78%
Target Corp.	3,629,734	$298,654,514
Specialty Retail — 3.25%
Staples, Inc.	8,640,400	95,303,612
The Home Depot, Inc.	3,366,800	449,232,124

		843,190,250

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.00%
Semiconductors & Semiconductor Equipment — 3.00%
Advanced Semiconductor Engineering, Inc.	51,998,000	60,506,000
Qualcomm, Inc.	3,321,500	169,861,510
Taiwan Semiconductor Manufacturing Co. Ltd.	54,127,000	272,451,342

		502,818,852

TECHNOLOGY HARDWARE & EQUIPMENT — 0.92%
Technology, Hardware, Storage & Peripherals — 0.92%
Apple, Inc.	1,406,400	153,283,536

		153,283,536

TELECOMMUNICATION SERVICES — 18.55%
Diversified Telecommunication Services — 11.54%
AT&T, Inc.	10,387,900	406,894,043
BT Group plc	58,183,784	368,110,052
[a] Jasmine Broadband Internet Infrastructure Fund	295,626,500	69,326,851
Singapore Telecommunications Ltd.	70,235,215	198,014,480
Swisscom AG	596,600	324,188,550
TDC A/S	35,922,950	175,815,919
Telefonica Brasil SA ADR	9,257,283	115,623,465
Telenor ASA	17,039,200	275,725,873
Wireless Telecommunication Services — 7.01%
China Mobile Ltd.	64,336,574	716,569,446
[b] MegaFon PJSC GDR	2,592,300	28,515,300
MegaFon PJSC Reg S GDR	4,337,000	47,707,000
MTN Group Ltd.	8,761,110	80,230,434
Vodafone Group plc	94,966,424	301,706,738

		3,108,428,151

TRANSPORTATION — 3.86%
Transportation Infrastructure — 3.86%
Atlantia S.p.A.	16,322,902	452,644,163
China Merchants Holdings International Co. Ltd.	32,112,830	95,212,294
Jiangsu Express Co. Ltd.	27,642,000	37,272,435
Sydney Airport	12,023,554	61,659,440

		646,788,332

UTILITIES — 3.12%
Electric Utilities — 1.64%
Electricite de France SA	16,627,303	186,628,900
Mighty River Power Ltd.	24,482,800	49,413,742
Terna Rete Elettrica Nazionale S.p.A.	6,648,421	37,939,663
Independent Power & Renewable Electricity Producers — 0.15%
Huaneng Power International, Inc.	28,849,000	25,734,959
Multi-Utilities — 1.33%
Dominion Resources, Inc.	1,436,547	107,913,411
National Grid plc	8,068,200	114,396,201

		522,026,876

TOTAL COMMON STOCK (Cost $14,505,350,677)		14,877,634,675

Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

	Shares/ Principal Amount	Value
PREFERRED STOCK — 0.53%

BANKS — 0.19%
Banks — 0.19%
Barclays Bank plc Pfd, 7.10%	200,000	$5,108,000
First Niagara Financial Group Pfd, 8.625%	143,295	3,817,379
[b] First Tennessee Bank Pfd, 3.75%	12,000	7,966,500
GMAC Capital Trust I Pfd, 8.125%	628,126	15,395,368

		32,287,247

DIVERSIFIED FINANCIALS — 0.16%
Capital Markets — 0.02%
Morgan Stanley Pfd, 4.00%	120,000	2,433,600
Consumer Finance — 0.14%
Ally Financial, Inc. Pfd, 8.50%	930,495	23,690,402

		26,124,002

ENERGY — 0.00%
Oil, Gas & Consumable Fuels — 0.00%
Halcon Resources Corp. Pfd, 5.75%	18,822	649,359

		649,359

MISCELLANEOUS — 0.07%
U.S. Government Agencies — 0.07%
Farm Credit Bank of Texas Pfd, 10.00%	9,000	11,289,375

		11,289,375

TELECOMMUNICATION SERVICES — 0.11%
Wireless Telecommunication Services — 0.11%
[b] Centaur Funding Corp. Pfd, 9.08%	15,000	17,962,500

		17,962,500

TOTAL PREFERRED STOCK (Cost $106,129,740)		88,312,483

ASSET BACKED SECURITIES — 0.22%

COMMERCIAL MTG TRUST — 0.01%
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.928%, 3/25/2034	$849,284	693,977

		693,977

OTHER ASSET BACKED — 0.07%
[b] Fairway Outdoor Funding, LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	7,000,000	7,350,243
[b] JPR Royalty, LLC, 14.00%, 9/1/2020	5,000,000	2,500,000
[b,c] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.415%, 12/1/2037	2,719,500	2,529,135

		12,379,378

RESIDENTIAL MTG TRUST — 0.14%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.467%, 12/20/2036	1,899,978	604,577
Bear Stearns ARM Mtg, Series 2003-6 Class 2B-1, 2.606%, 8/25/2033	190,351	187,510
FBR Securitization Trust, Series 2005-2 Class M1, 1.156%, 9/25/2035	13,910,575	13,809,910
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.56%, 8/25/2034	5,110,870	4,726,547
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.753%, 11/25/2035	4,084,140	4,066,541
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.77%, 2/25/2035	4,580,507	573,841

		23,968,926

TOTAL ASSET BACKED SECURITIES (Cost $40,967,125)		37,042,281

CORPORATE BONDS — 8.05%

AUTOMOBILES & COMPONENTS — 0.03%
Auto Components — 0.03%
[b,d] Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	4,300,000	4,372,584

		4,372,584

16    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

	Shares/ Principal Amount	Value
BANKS — 0.08%
Banks — 0.08%
[b,d] Groupe BPCE, 12.50%, 8/29/2049	$10,211,000	$12,619,060

		12,619,060

CAPITAL GOODS — 0.24%
Aerospace & Defense — 0.04%
[b] CBC Ammo, LLC, 7.25%, 11/15/2021	9,265,000	7,087,725
Construction & Engineering — 0.09%
[b] Zachry Holdings, Inc., 7.50%, 2/1/2020	15,420,000	15,034,500
Industrial Conglomerates — 0.11%
Otter Tail Corp., 9.00%, 12/15/2016	17,000,000	17,703,664

		39,825,889

COMMERCIAL & PROFESSIONAL SERVICES — 0.11%
Commercial Services & Supplies — 0.11%
[b,d] GFL Environmental, Inc., 9.875%, 2/1/2021	8,000,000	8,320,000
[b,d] GFL Environmental, Inc., 7.875%, 4/1/2020	8,000,000	7,940,000
RR Donnelley, 7.625%, 6/15/2020	1,697,000	1,709,728

		17,969,728

CONSUMER SERVICES — 0.33%
Diversified Consumer Services — 0.22%
[b] Laureate Education, Inc., 10.00%, 9/1/2019	49,484,000	36,370,740
Hotels, Restaurants & Leisure — 0.11%
[b,d] Arcos Dorados Holdings, Inc., 6.625%, 9/27/2023	2,490,000	2,371,725
[b] Arcos Dorados Holdings, Inc. (BRL), 10.25%, 7/13/2016	66,000,000	17,070,627

		55,813,092

DIVERSIFIED FINANCIALS — 0.61%
Capital Markets — 0.05%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	8,253,296
[b] Morgan Stanley (BRL), 10.09%, 5/3/2017	4,560,000	1,232,309
Consumer Finance — 0.22%
Capital One Bank, 6.15%, 9/1/2016	25,000,000	25,507,475
[b,e,f] Cash Store Financial (CAD), 0%, 1/31/2017	10,000,000	1,472,570
First Cash Financial Services, Inc., 6.75%, 4/1/2021	10,395,000	10,005,187
Diversified Financial Services — 0.34%
Bank of America Corp. (BRL), 10.75%, 8/20/2018	5,000,000	1,340,314
[b,d] CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	27,634,000	27,634,000
JPMorgan Chase & Co., 7.90%, 4/29/2049	15,000,000	15,000,000
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	5,000,000	6,097,535
[b] TMX Finance, LLC/Titlemax Finance, 8.50%, 9/15/2018	8,000,000	6,400,000

		102,942,686

ENERGY — 2.17%
Energy Equipment & Services — 0.01%
[b,d,e] Schahin II Finance Co. (SPV) Ltd., 5.875%, 9/25/2023	11,640,133	1,693,639
Oil, Gas & Consumable Fuels — 2.16%
Calumet Specialty Products Partners LP, 7.75%, 4/15/2023	5,000,000	3,400,000
Calumet Specialty Products Partners LP, 7.625%, 1/15/2022	6,550,000	4,634,125
Calumet Specialty Products Partners LP, 6.50%, 4/15/2021	15,010,000	10,657,100
[b] Citgo Petroleum Corp., 6.25%, 8/15/2022	27,000,000	26,055,000
[b] DCP Midstream, LLC, 9.75%, 3/15/2019	5,000,000	4,781,140
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	10,919,357
Energy Transfer Partners LP, 3.633%, 11/1/2066	13,820,000	7,877,400
Enterprise Products Operating LP, 7.034%, 1/15/2068	14,480,000	14,682,720
Gastar Exploration USA, Inc., 8.625%, 5/15/2018	7,782,000	4,980,480
[b,d] Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,166,780
HollyFrontier Corp., 5.875%, 4/1/2026	25,000,000	24,887,725
Kinder Morgan Energy Partners LP, 9.00%, 2/1/2019	8,000,000	9,079,280
Kinder Morgan Energy Partners LP, 5.00%, 3/1/2043	10,000,000	8,250,220

Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

	Shares/ Principal Amount	Value
Kinder Morgan Energy Partners LP, 5.80%, 3/15/2035	$10,000,000	$8,981,760
Kinder Morgan, Inc., 5.30%, 12/1/2034	23,630,000	20,338,270
Kinder Morgan, Inc., 5.55%, 6/1/2045	5,000,000	4,443,640
[b] Linc Energy, 12.50%, 10/31/2017	22,791,000	28,489
[b] Linc Energy, 9.625%, 10/31/2017	19,433,000	2,623,455
NuStar Logistics LP, 8.15%, 4/15/2018	18,000,000	18,000,000
[b,d] Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/2023	30,317,315	6,669,809
Oneok Partners LP, 8.625%, 3/1/2019	8,000,000	8,703,392
[b,d] Petro Co., Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	4,118,000
[d] Petrobras Global Finance B.V., 4.375%, 5/20/2023	15,000,000	10,945,500
[d] Petrobras Global Finance B.V., 3.00%, 1/15/2019	4,000,000	3,437,696
[e,f] RAAM Global Energy Co., 12.50%, 10/1/2049	15,000,000	112,500
Summit Midstream Holdings, LLC, 5.50%, 8/15/2022	8,700,000	6,177,000
Teppco Partners LP, 7.00%, 6/1/2067	7,000,000	4,952,500
The Williams Companies, Inc., 5.75%, 6/24/2044	14,198,000	9,441,670
The Williams Companies, Inc., 3.70%, 1/15/2023	29,129,000	21,773,927
The Williams Companies, Inc., 4.55%, 6/24/2024	69,318,000	52,681,680
[b] Transcontinental Gas Pipe Line Co., LLC, 7.85%, 2/1/2026	32,700,000	37,399,579
[b,d] Tullow Oil plc, 6.25%, 4/15/2022	13,500,000	9,578,250

		364,472,083

FOOD & STAPLES RETAILING — 0.17%
Food & Staples Retailing — 0.17%
[b] Bakkavor Finance (2) plc (GBP), 8.75%, 6/15/2020	14,132,000	21,722,943
[b] C&S Group Enterprises, LLC, 5.375%, 7/15/2022	7,860,000	7,447,350

		29,170,293

FOOD, BEVERAGE & TOBACCO — 0.10%
Beverages — 0.03%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	21,669,000	5,667,272
Food Products — 0.03%
[b,d] BRF S.A., 4.75%, 5/22/2024	6,000,000	5,670,000
Tobacco — 0.04%
[b,d] B.A.T. International Finance, plc, 9.50%, 11/15/2018	5,000,000	5,951,305

		17,288,577

HOUSEHOLD & PERSONAL PRODUCTS — 0.04%
Household Products — 0.04%
[b] Energizer Holdings, Inc., 5.50%, 6/15/2025	7,500,000	7,537,500

		7,537,500

INSURANCE — 1.05%
Insurance — 1.05%
[b,d] Dai Ichi Mutual Life Insurance Co., Ltd., 7.25%, 12/29/2049	9,000,000	10,676,250
ELM B.V. (AUD), 7.635%, 12/29/2049	10,500,000	8,273,958
ELM B.V. (AUD), 3.538%, 4/29/2049	8,000,000	6,016,977
Genworth Holdings, Inc., 4.90%, 8/15/2023	24,020,000	17,834,850
Hartford Financial Services Group, 8.125%, 6/15/2068	9,650,000	10,301,375
[b] MetLife Capital Trust X, 9.25%, 4/8/2068	12,000,000	16,275,000
MetLife, Inc., 6.817%, 8/15/2018	4,000,000	4,460,772
[b] National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	2,951,872
[b,d] QBE Capital Funding III Ltd., 7.25%, 5/24/2041	40,000,000	43,200,000
[b,d] Sirius International Group, 7.506%, 5/29/2049	28,590,000	28,232,625
[b] ZFS Finance USA Trust II, 6.45%, 12/15/2065	25,748,000	25,696,504
[b] ZFS Finance USA Trust V, 6.50%, 5/9/2067	1,260,000	1,237,950

		175,158,133

MATERIALS — 0.25%
Chemicals — 0.06%
[b,d] Consolidated Energy Finance S.A., 6.75%, 10/15/2019	11,000,000	10,477,500
Construction Materials — 0.17%
[b,d] CEMEX Espana Luxembourg, 9.875%, 4/30/2019	1,460,000	1,538,110
[b,d] Cimpor Financial Operations B.V., 5.75%, 7/17/2024	17,985,000	13,039,125
CRH America, Inc., 8.125%, 7/15/2018	12,000,000	13,511,880

18    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

	Shares/ Principal Amount	Value
Metals & Mining — 0.02%
Coeur d’Alene Mines Corp., 7.875%, 2/1/2021	$4,387,000	$3,520,568

		42,087,183

MEDIA — 0.23%
Media — 0.23%
Comcast Cable Communications, LLC, 8.875%, 5/1/2017	5,000,000	5,415,030
[b,d] Mood Media Corp., 9.25%, 10/15/2020	18,445,000	12,265,925
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	16,392,446
WMG Holdings Corp., 13.75%, 10/1/2019	4,001,000	4,231,058

		38,304,459

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.06%
Pharmaceuticals — 0.06%
[b,d] Concordia Healthcare Corp., 7.00%, 4/15/2023	11,400,000	9,775,500

		9,775,500

SOFTWARE & SERVICES — 0.29%
Information Technology Services — 0.05%
Neustar, Inc., 4.50%, 1/15/2023	11,185,000	9,115,775
Internet Software & Services — 0.05%
[b,c] Yahoo!, Inc., 6.65%, 8/10/2026	7,053,550	7,794,173
Software — 0.19%
[b] Solera Capital, LLC, 10.50%, 3/1/2024	31,000,000	31,155,000

		48,064,948

TELECOMMUNICATION SERVICES — 1.55%
Diversified Telecommunication Services — 0.97%
[d] Deutsche Telekom International Finance BV, 8.75%, 6/15/2030	26,150,000	39,204,524
Qwest Corp., 6.75%, 12/1/2021	9,000,000	9,675,000
[d] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,770,000	2,924,378
[d] Telefonica Emisiones SAU, 7.045%, 6/20/2036	85,390,000	108,091,273
[b,d] Telemar Norte Leste SA, 5.50%, 10/23/2020	9,065,000	3,172,750
Wireless Telecommunication Services — 0.58%
[b,d] Digicel Ltd., 6.00%, 4/15/2021	69,037,000	61,788,115
[b,d] Millicom International Cellular S.A., 6.00%, 3/15/2025	28,423,000	26,362,333
[b,d] VimpelCom Holdings B.V., 7.504%, 3/1/2022	8,735,000	9,204,506

		260,422,879

TRANSPORTATION — 0.13%
Airlines — 0.13%
American Airlines Group, Inc., 4.95%, 7/15/2024	4,473,836	4,786,646
[b,d] Guanay Finance Ltd., 6.00%, 12/15/2020	14,751,793	14,272,359
US Airways, 6.25%, 10/22/2024	2,128,455	2,341,301

		21,400,306

UTILITIES — 0.61%
Electric Utilities — 0.38%
Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	7,707,810
[b] Cia de Eletricidade do Estado da Bahia (BRL), 11.75%, 4/27/2016	12,000,000	3,228,902
[b,d] Enel Finance International S.A., 6.25%, 9/15/2017	40,000,000	42,680,000
Entergy Gulf States Louisiana, LLC, 6.00%, 5/1/2018	8,000,000	8,721,472
[b] Great River Energy, 5.829%, 7/1/2017	503,551	513,240
Multi-Utilities — 0.23%
Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	6,005,355
[b] Enable Oklahoma Intrastate Transmission, LLC, 6.25%, 3/15/2020	2,500,000	1,999,545
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	21,688,220
Sempra Energy, 9.80%, 2/15/2019	7,750,000	9,322,173

		101,866,717

TOTAL CORPORATE BONDS (Cost $1,368,722,528)		1,349,091,617

Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

	Shares/ Principal Amount	Value
MUNICIPAL BONDS — 0.02%
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	$2,555,000	$3,010,991

TOTAL MUNICIPAL BONDS (Cost $2,506,681)		3,010,991

U.S. GOVERNMENT AGENCIES — 0.05%
[b] Agribank FCB, 9.125%, 7/15/2019	6,750,000	8,176,916

TOTAL U.S. GOVERNMENT AGENCIES (Cost $6,750,000)		8,176,916

OTHER GOVERNMENT — 0.03%
Federative Republic of Brazil (BRL), 12.50%, 1/5/2022	20,000,000	5,284,163

TOTAL OTHER GOVERNMENT (Cost $12,863,632)		5,284,163

LOAN PARTICIPATIONS — 0.97%

CONSUMER SERVICES — 0.15%
Diversified Consumer Services — 0.15%
Laureate Education, Inc., 5.00%, 6/15/2018	29,007,728	24,946,646

DIVERSIFIED FINANCIALS — 0.07%
Diversified Financial Services — 0.07%
NCP Finance LP, 11.00%, 10/1/2018	13,947,527	11,867,538

FOOD, BEVERAGE & TOBACCO — 0.05%
Tobacco — 0.05%
North Atlantic Trading Co., Inc., 7.75%-9.00%, 1/13/2020	8,738,231	8,607,158

INDUSTRIALS — 0.06%
Construction & Engineering — 0.06%
ABG Intermediate Holdings (2), LLC, 9.50%, 5/27/2022	11,266,667	10,647,000

MATERIALS — 0.12%
Metals & Mining — 0.12%
Coeur Mining, Inc., 9.00%, 6/9/2020	21,562,063	20,915,201

MEDIA — 0.05%
Media — 0.05%
[d] Mood Media Corp., 7.00%, 5/1/2019	8,428,895	7,820,414

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.20%
Pharmaceuticals — 0.20%
[c,d] Concordia Healthcare Corp., 9.50%, 10/21/2017	33,610,960	33,543,738

SOFTWARE & SERVICES — 0.19%
Information Technology Services — 0.19%
Neustar, Inc., 4.38%, 01/22/2018	32,515,000	31,864,700

TRANSPORTATION — 0.05%
Airlines — 0.05%
[b,c,d] ET Two, LLC, 10.00%, 9/30/2019	2,201,115	2,183,506
[b,c,d] ET Three, LLC, 10.00%, 9/30/2019	2,201,115	2,183,506
[b,c,d] OS Two, LLC, 10.00%, 12/15/2020	3,211,200	3,204,777

UTILITIES — 0.03%
Electric Utilities — 0.03%
[e,f] Texas Competitive Electric Holdings Co. LLC, 4.9178%, 10/10/2016	20,669,860	5,753,042

TOTAL LOAN PARTICIPATIONS (Cost $183,758,353)		163,537,226

SHORT TERM INVESTMENTS — 1.38%
[a] Thornburg Capital Management Fund	23,177,936	231,779,363

TOTAL SHORT TERM INVESTMENTS (Cost $231,779,363)		231,779,363

TOTAL INVESTMENTS — 100.02% (Cost $16,458,828,099)		$16,763,869,715
LIABILITIES NET OF OTHER ASSETS — (0.02)%		(3,475,022)

NET ASSETS — 100.00%		$16,760,394,693

20    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

Footnote Legend

a	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

Issuer	Shares/Principal September 30, 2015	Gross Additions	Gross Reductions	Shares/Principal March 31, 2016	Market Value March 31, 2016	Investment Income	Realized Gain (loss)
Apollo Investment Corp.	24,800,000	—	—	24,800,000	$137,640,000	$6,480,000	$—
Dynex Capital, Inc.	4,418,542	—	—	4,418,542	29,383,305	3,048,794	—
Invesco Mortgage Capital, Inc.	15,851,700	—	—	15,851,700	193,073,706	12,283,691	—
Jasmine Broadband Internet Infrastructure Fund	359,941,200	—	64,314,700	295,626,500	69,326,851	—	(80,092,261)
MFA Financial, Inc.	33,531,700	1,910,200	530,000	34,911,900	239,146,515	14,176,760	(940,863)
Solar Capital Ltd.	4,607,900	—	—	4,607,900	79,624,512	3,686,320	—
TDC A/S*	45,566,900
Thornburg Capital Management Fund	55,637,891	155,180,024	187,639,979	23,177,936	231,779,363	725,670	—
Two Harbors Investment Corp.	20,272,500	4,190,200	—	24,462,700	194,233,838	11,478,527	—
Washington REIT	5,721,000	—	—	5,721,000	167,110,410	2,694,591	—

Total non-controlled affiliated issuers - 8.00% of net assets					$1,341,318,500	$54,542,353	$(81,033,124)

*	Issuer not affiliated at March 31, 2016
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2016, the aggregate value of these securities in the Fund’s portfolio was $751,478,746, representing 4.48% of the Fund’s net assets.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
e	Bond in default.
f	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CHL	Denominated in Chilean Peso
CMO	Collateralized Mortgage Obligation
FCB	Farm Credit Bank

GBP	Denominated in Great Britain Pounds
GDR	Global Depository Receipt
MFA	Mortgage Finance Authority
Mtg	Mortgage
MTN	Medium-Term Note
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
SPV	Special Purpose Vehicle

See notes to financial statements.

Semi-Annual Report    21

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

ASSETS
Investments at value
Non-affiliated issuers (cost $14,919,750,937) (Note 2)	$15,422,551,215
Non-controlled affiliated issuers (cost $1,539,077,162) (Note 2)	1,341,318,500
Cash	4,679,596
Cash denominated in foreign currency (cost $31,329,630)	31,334,798
Receivable for investments sold	64,136,719
Receivable for fund shares sold	22,141,732
Unrealized appreciation on forward currency contracts (Note 7)	23,357,947
Dividends receivable	52,043,784
Dividend and interest reclaim receivable	18,401,044
Interest receivable	29,272,532
Prepaid expenses and other assets	131,203

Total Assets	17,009,369,070

LIABILITIES
Payable for investments purchased	100,018,004
Payable for fund shares redeemed	31,512,674
Unrealized depreciation on forward currency contracts (Note 7)	91,134,835
Payable to investment advisor and other affiliates (Note 3)	16,365,674
Accounts payable and accrued expenses	3,867,641
Dividends payable	6,075,549

Total Liabilities	248,974,377

NET ASSETS	$16,760,394,693

NET ASSETS CONSIST OF
Undistributed net investment income	$58,637,111
Net unrealized appreciation on investments	237,630,803
Accumulated net realized gain (loss)	(829,055,689)
Net capital paid in on shares of beneficial interest	17,293,182,468

$16,760,394,693

22    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($3,914,569,791 applicable to 205,297,231 shares of beneficial interest outstanding - Note 4)	$19.07
Maximum sales charge, 4.50% of offering price	0.90

Maximum offering price per share	$19.97

Class C Shares:
Net asset value and offering price per share* ($5,604,813,069 applicable to 294,113,415 shares of beneficial interest outstanding - Note 4)	$19.06

Class I Shares:
Net asset value, offering and redemption price per share ($7,029,328,538 applicable to 366,025,150 shares of beneficial interest outstanding - Note 4)	$19.20

Class R3 Shares:
Net asset value, offering and redemption price per share ($79,389,343 applicable to 4,164,685 shares of beneficial interest outstanding - Note 4)	$19.06

Class R4 Shares:
Net asset value, offering and redemption price per share ($44,345,657 applicable to 2,322,247 shares of beneficial interest outstanding - Note 4)	$19.10

Class R5 Shares:
Net asset value, offering and redemption price per share ($87,948,295 applicable to 4,582,238 shares of beneficial interest outstanding - Note 4)	$19.19

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    23

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $16,614,057)	$316,951,664
Non-controlled affiliated issuers	54,542,353
Interest income (net of premium amortized of $978,288)	65,569,015

Total Income	437,063,032

EXPENSES
Investment advisory fees (Note 3)	59,357,238
Administration fees (Note 3)
Class A Shares	2,540,275
Class C Shares	3,584,234
Class I Shares	1,803,019
Class R3 Shares	49,704
Class R4 Shares	26,898
Class R5 Shares	20,775
Distribution and service fees (Note 3)
Class A Shares	5,082,116
Class C Shares	28,705,331
Class R3 Shares	199,021
Class R4 Shares	53,197
Transfer agent fees
Class A Shares	1,741,450
Class C Shares	2,384,745
Class I Shares	3,172,570
Class R3 Shares	97,027
Class R4 Shares	76,299
Class R5 Shares	116,862
Registration and filing fees
Class A Shares	37,943
Class C Shares	34,417
Class I Shares	61,464
Class R3 Shares	1,830
Class R4 Shares	9,969
Class R5 Shares	12,943
Custodian fees (Note 3)	1,658,450
Professional fees	176,610
Accounting fees (Note 3)	345,190
Trustee fees	380,320
Other expenses	648,962

Total Expenses	112,378,859
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,172,322)

Net Expenses	111,206,537

Net Investment Income	$325,856,495

24    Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2016 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$(474,992,899)
Non-controlled affiliated issuers	(81,033,124)
Forward currency contracts (Note 7)	59,929,182
Foreign currency transactions	(6,247,634)

(502,344,475)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers (net of deferred taxes payable of $743,783)	428,916,858
Non-controlled affiliated issuers	124,438,552
Forward currency contracts (Note 7)	(48,443,707)
Foreign currency translations	3,743,440

508,655,143

Net Realized and Unrealized Gain	6,310,668

Net Increase in Net Assets Resulting from Operations	$332,167,163

See notes to financial statements.

Semi-Annual Report     25

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2016*	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$325,856,495	$747,432,600
Net realized gain (loss) from investments, forward currency contracts and foreign currency transactions	(502,344,475)	284,086,721
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes payable	508,655,143	(2,463,361,330)

Net Increase (Decrease) in Net Assets Resulting from Operations	332,167,163	(1,431,842,009)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(89,753,737)	(180,681,373)
Class C Shares	(106,977,287)	(202,366,869)
Class I Shares	(170,451,547)	(329,515,668)
Class R3 Shares	(1,635,857)	(3,040,478)
Class R4 Shares	(906,431)	(1,592,222)
Class R5 Shares	(1,912,750)	(3,132,039)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(334,025,898)	185,220,853
Class C Shares	(290,602,950)	354,009,401
Class I Shares	(423,984,092)	916,835,216
Class R3 Shares	(274,467)	5,970,486
Class R4 Shares	2,015,916	7,486,131
Class R5 Shares	9,072,163	23,425,938

Net Decrease in Net Assets	(1,077,269,774)	(659,222,633)

NET ASSETS
Beginning of Period	17,837,664,467	18,496,887,100

End of Period	$16,760,394,693	$17,837,664,467

Undistributed net investment income	$58,637,111	$104,418,225

*	Unaudited

See notes to financial statements.

26    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor, the (“Advisor”), to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and

Semi-Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the

28    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements At March 31, 2016
	Total	Level 1	Level 2	Level 3(b)
Assets
Investments in Securities*
Common Stock(a)	$14,877,634,675	$14,808,307,824	$69,326,851	$—
Preferred Stock(a)	88,312,483	51,094,108	37,218,375	—
Asset Backed Securities	37,042,281	—	34,513,146	2,529,135
Corporate Bonds	1,349,091,617	—	1,341,297,444	7,794,173
Municipal Bonds	3,010,991	—	3,010,991	—
U.S. Government Agencies	8,176,916	—	8,176,916	—
Other Government	5,284,163	—	5,284,163	—
Loan Participations	163,537,226	—	101,506,498	62,030,728
Short Term Investments	231,779,363	231,779,363	—	—

Total Investments in Securities	$16,763,869,715	$15,091,181,295	$1,600,334,384	$72,354,036

Other Financial Instruments**
Forward Currency Contracts	$23,357,947	$—	$23,357,947	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(91,134,835)	$—	$(91,134,835)	$—
Spot Currency	$(15,035)	$(15,035)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	At March 31, 2016, industry classifications for Common Stock and Preferred Stock in Level 2 consist of $7,966,500 in Banks, $11,289,375 in Miscellaneous and $87,289,351 in Telecommunication Services, respectively.
(b)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, unadjusted broker quotes were applied to $10,323,308 portfolio securities characterized as Level 3 investments at March 31, 2016. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at March 31, 2016:

	Fair Value At March 31, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Loan Participations	$62,030,728	Discounted cash flows	Third party vendor projection	7.00% - 12.00% (9.71%)
			of discounted cash flows

Total	$62,030,728

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no significant transfers between Levels 1 and 2 for the six months ended March 31, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Semi-Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2016 is as follows:

	Asset Backed Securities	Corporate Bonds	Loan Participations	Total(e)
Beginning Balance 9/30/2015	$2,710,536	$9,121,792	$47,514,542	$59,346,870
Accrued Discounts (Premiums)	8,854	27,084	54,839	90,777
Net Realized Gain (Loss)(a)	29,664	15,419	57,733	102,816
Gross Purchases	—	—	47,986,200	47,986,200
Gross Sales	(218,750)	(162,835)	(33,159,409)	(33,540,994)
Net Change in Unrealized
Appreciation (Depreciation)(b)(c)	(1,169)	(59,601)	(423,177)	(483,947)
Transfers into Level 3(d)	—	—	—	—
Transfers out of Level 3(d)	—	(1,147,686)	—	(1,147,686)

Ending Balance 3/31/2016	$2,529,135	$7,794,173	$62,030,728	$72,354,036

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2016.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2016.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2016, which were valued using significant unobservable inputs, was $(265,787). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2016.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2016. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 0.43% of total net assets at the six months ended March 31, 2016. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

30    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Unfunded Loan Commitments: The Fund has entered into a bridge term loan commitment with Nexstar Broadcasting, Inc., of which at March 31, 2016, no par commitment had been funded. The Fund is committed to fund up to the amount of $55,480,000 until January 27, 2017, when the commitment expires.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2016 the Fund paid $345,190 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2016, the Distributor has advised the Fund that it earned commissions aggregating $296,319 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $288,929 from redemptions of Class C shares of the Fund.

Semi-Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,069,086 for Class C shares, $40,152 for Class R3 shares, $21,819 for Class R4 shares, and $41,265 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Fund had no transactions with affiliated funds.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30, 2015 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	12,279,980	$233,053,390	39,942,804	$845,842,088
Shares issued to shareholders in reinvestment of dividends	4,443,497	84,364,332	8,027,583	166,841,094
Shares repurchased	(34,676,795)	(651,443,620)	(39,349,193)	(827,462,329)

Net increase (decrease)	(17,953,318)	$(334,025,898)	8,621,194	$185,220,853

Class C Shares
Shares sold	12,097,325	$229,617,682	44,700,687	$948,313,812
Shares issued to shareholders in reinvestment of dividends	4,941,031	93,767,861	8,343,112	173,215,686
Shares repurchased	(32,733,228)	(613,988,493)	(36,466,647)	(767,520,097)

Net increase (decrease)	(15,694,872)	$(290,602,950)	16,577,152	$354,009,401

Class I Shares
Shares sold	39,469,834	$752,561,599	98,224,899	$2,092,406,561
Shares issued to shareholders in reinvestment of dividends	7,883,436	150,715,731	13,752,647	287,659,480
Shares repurchased	(70,359,387)	(1,327,261,422)	(69,222,046)	(1,463,230,825)

Net increase (decrease)	(23,006,117)	$(423,984,092)	42,755,500	$916,835,216

32    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

	Six Months Ended March 31, 2016 (Unaudited)		Year Ended September 30, 2015 (Audited)
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	456,918	$8,683,513	1,511,834	$32,132,928
Shares issued to shareholders in reinvestment of dividends	77,743	1,475,440	133,120	2,764,150
Shares repurchased	(556,781)	(10,433,420)	(1,373,103)	(28,926,592)

Net increase (decrease)	(22,120)	$(274,467)	271,851	$5,970,486

Class R4 Shares
Shares sold	360,089	$6,880,456	981,655	$20,835,501
Shares issued to shareholders in reinvestment of dividends	32,547	618,788	49,770	1,034,418
Shares repurchased	(289,678)	(5,483,328)	(674,843)	(14,383,788)

Net increase (decrease)	102,958	$2,015,916	356,582	$7,486,131

Class R5 Shares
Shares sold	902,762	$17,155,478	1,847,706	$39,326,203
Shares issued to shareholders in reinvestment of dividends	88,212	1,685,104	132,999	2,777,304
Shares repurchased	(521,085)	(9,768,419)	(877,762)	(18,677,569)

Net increase (decrease)	469,889	$9,072,163	1,102,943	$23,425,938

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $4,787,770,997 and $5,807,001,320, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$16,510,769,757

Gross unrealized appreciation on a tax basis	$1,917,918,788
Gross unrealized depreciation on a tax basis	(1,664,818,830)

Net unrealized appreciation (depreciation) on investments (tax basis)	$253,099,958

Temporary book to tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from outstanding publicly traded partnership (“PTP”) and real estate investment trust (“REIT”) tax basis adjustments.

At March 31, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014 through September 30, 2015 of $201,075,792. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

At March 31, 2016, the Fund had cumulative tax basis capital losses of $5,535,453 generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2016, the

Semi-Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2016 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the six months ended March 31, 2016 was $4,401,767,099. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2016:

Outstanding Forward Currency Contracts to Buy or Sell at March 31, 2016
Contract Description	Buy/Sell	Counter Party(a)	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	SSB	1,580,592,200	05/23/2016	1,801,195,663	$—	$(37,863,296)
Great Britain Pound	Sell	SSB	654,621,100	04/07/2016	940,207,452	21,601,145	—
Great Britain Pound	Buy	SSB	88,228,000	04/07/2016	126,718,529	1,756,802	—
South Korean Won	Sell	SSB	93,281,701,200	06/03/2016	81,441,539	—	(6,468,302)
Swiss Franc	Sell	SSB	56,105,400	04/06/2016	58,353,944	—	(811,243)
Swiss Franc	Sell	SSB	57,864,900	04/06/2016	60,183,960	—	(2,197,869)
Swiss Franc	Sell	SSB	252,341,500	04/06/2016	262,454,627	—	(9,428,184)
Thailand Baht	Buy	BBH	236,609,200	06/02/2016	6,716,382	—	(10,821)
Thailand Baht	Sell	BBH	1,770,910,700	06/02/2016	50,269,024	—	(690,069)
Chinese Yuan Renminbi	Sell	SSB	5,742,212,900	05/05/2016	887,335,296	—	(33,665,051)

Total						$23,357,947	$(91,134,835)

Net unrealized appreciation (depreciation)							$(67,776,888)

(a)	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

The outstanding forward currency contracts in the foregoing table which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. Outstanding forward currency contracts which were entered into with Brown Brothers Harriman & Co. (“BBH”) were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

34    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

Because the ISDA Master Agreement with SSB and the agreement with BBH do not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Fund does not net its outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2016 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at March 31, 2016
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$ 23,357,947

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(91,134,835)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2016 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s liabilities which is attributable to its outstanding forward currency contracts at March 31, 2016 is $(67,075,998) attributable to the Fund’s contracts with SSB, and the net amount of the Fund’s liabilities which is attributable to those contracts is $(700,890) attributable to the Fund’s contracts with BBH. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2016 are disclosed in the following tables:

Net Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$ 59,929,182	$ 59,929,182

Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$(48,443,707)	$(48,443,707)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, credit risk, interest rate risk, high yield risk, prepayment risk, liquidity risk, and the risks associated with investments in small- and mid-cap companies, non-U.S. issuers, real estate investment trusts, and structured finance arrangements. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    35

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2016(b)(c)	$19.07	0.37	0.05	0.42	(0.42)	—	(0.42)	$19.07	3.88	(d)	1.19	(d)	1.19	(d)	1.19	(d)	2.21	19.07	$3,914,570
2015(c)	$21.38	0.85	(2.34)	(1.49)	(0.82)	—	(0.82)	$19.07	4.02		1.17		1.17		1.17		(7.27)	47.71	$4,257,943
2014(c)	$20.13	1.10	1.13	2.23	(0.98)	—	(0.98)	$21.38	5.21		1.18		1.18		1.18		11.19	38.81	$4,588,033
2013(c)	$18.90	1.03	1.27	2.30	(1.07)	—	(1.07)	$20.13	5.26		1.18		1.18		1.18		12.51	46.14	$4,281,060
2012(c)	$17.29	1.15	1.60	2.75	(1.14)	—	(1.14)	$18.90	6.32		1.20		1.20		1.20		16.26	40.96	$3,420,877
2011(c)	$18.31	1.12	(0.99)	0.13	(1.15)	—	(1.15)	$17.29	5.91		1.21		1.21		1.21		0.42	30.34	$2,734,845
Class C Shares
2016(b)	$19.06	0.30	0.05	0.35	(0.35)	—	(0.35)	$19.06	3.18	(d)	1.90	(d)	1.90	(d)	1.94	(d)	1.87	19.07	$5,604,813
2015	$21.37	0.70	(2.34)	(1.64)	(0.67)	—	(0.67)	$19.06	3.30		1.90		1.90		1.92		(7.93)	47.71	$5,906,206
2014	$20.13	0.94	1.13	2.07	(0.83)	—	(0.83)	$21.37	4.44		1.90		1.90		1.93		10.36	38.81	$6,266,270
2013	$18.89	0.89	1.28	2.17	(0.93)	—	(0.93)	$20.13	4.55		1.90		1.90		1.94		11.78	46.14	$5,160,706
2012	$17.29	1.02	1.59	2.61	(1.01)	—	(1.01)	$18.89	5.63		1.90		1.90		1.97		15.43	40.96	$4,051,242
2011	$18.31	0.99	(0.99)	—	(1.02)	—	(1.02)	$17.29	5.23		1.90		1.90		1.96		(0.26)	30.34	$3,167,624
Class I Shares
2016(b)	$19.21	0.40	0.04	0.44	(0.45)	—	(0.45)	$19.20	4.21	(d)	0.87	(d)	0.87	(d)	0.87	(d)	2.31	19.07	$7,029,329
2015	$21.53	0.93	(2.35)	(1.42)	(0.90)	—	(0.90)	$19.21	4.35		0.85		0.85		0.85		(6.94)	47.71	$7,472,344
2014	$20.27	1.16	1.15	2.31	(1.05)	—	(1.05)	$21.53	5.45		0.86		0.86		0.86		11.54	38.81	$7,454,275
2013	$19.03	1.10	1.28	2.38	(1.14)	—	(1.14)	$20.27	5.58		0.85		0.85		0.85		12.94	46.14	$5,567,617
2012	$17.40	1.22	1.61	2.83	(1.20)	—	(1.20)	$19.03	6.67		0.89		0.89		0.89		16.61	40.96	$3,981,955
2011	$18.43	1.21	(1.02)	0.19	(1.22)	—	(1.22)	$17.40	6.31		0.87		0.87		0.87		0.74	30.34	$2,878,655
Class R3 Shares
2016(b)	$19.07	0.34	0.04	0.38	(0.39)	—	(0.39)	$19.06	3.59	(d)	1.50	(d)	1.50	(d)	1.60	(d)	2.01	19.07	$79,389
2015	$21.37	0.78	(2.32)	(1.54)	(0.76)	—	(0.76)	$19.07	3.70		1.50		1.50		1.55		(7.52)	47.71	$79,834
2014	$20.13	1.03	1.12	2.15	(0.91)	—	(0.91)	$21.37	4.84		1.49		1.49		1.55		10.80	38.81	$83,671
2013	$18.89	0.97	1.28	2.25	(1.01)	—	(1.01)	$20.13	4.96		1.49		1.49		1.70		12.23	46.14	$61,334
2012	$17.28	1.10	1.60	2.70	(1.09)	—	(1.09)	$18.89	6.05		1.50		1.50		1.59		15.94	40.96	$47,023
2011	$18.30	1.08	(1.00)	0.08	(1.10)	—	(1.10)	$17.28	5.67		1.50		1.50		1.58		0.13	30.34	$34,861
Class R4 Shares
2016(b)	$19.10	0.35	0.05	0.40	(0.40)	—	(0.40)	$19.10	3.70	(d)	1.40	(d)	1.40	(d)	1.50	(d)	2.11	19.07	$44,346
2015	$21.42	0.81	(2.35)	(1.54)	(0.78)	—	(0.78)	$19.10	3.81		1.40		1.40		1.46		(7.48)	47.71	$42,392
2014	$20.17	1.04	1.16	2.20	(0.95)	—	(0.95)	$21.42	4.88		1.35		1.35		1.40		11.00	38.81	$39,890
2013	$18.93	0.99	1.29	2.28	(1.04)	—	(1.04)	$20.17	5.05		1.37		1.37		1.41		12.35	46.14	$24,906
2012	$17.31	1.12	1.61	2.73	(1.11)	—	(1.11)	$18.93	6.14		1.39		1.39		1.53		16.10	40.96	$19,471
2011	$18.34	1.15	(1.06)	0.09	(1.12)	—	(1.12)	$17.31	6.02		1.40		1.40		1.65		0.19	30.34	$10,162
Class R5 Shares
2016(b)	$19.20	0.39	0.04	0.43	(0.44)	—	(0.44)	$19.19	4.13	(d)	0.99	(d)	0.99	(d)	1.09	(d)	2.25	19.07	$87,948
2015	$21.52	0.90	(2.35)	(1.45)	(0.87)	—	(0.87)	$19.20	4.23		0.98		0.98		1.07		(7.06)	47.71	$78,945
2014	$20.26	1.10	1.19	2.29	(1.03)	—	(1.03)	$21.52	5.15		0.99		0.99		1.10		11.40	38.81	$64,748
2013	$19.01	1.07	1.30	2.37	(1.12)	—	(1.12)	$20.26	5.37		0.99		0.98		1.05		12.80	46.14	$39,985
2012	$17.40	1.21	1.58	2.79	(1.18)	—	(1.18)	$19.01	6.61		0.99		0.99		1.29		16.44	40.96	$14,914
2011	$18.42	1.18	(1.00)	0.18	(1.20)	—	(1.20)	$17.40	6.16		0.99		0.99		1.51		0.68	30.34	$4,424

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

36 Semi-Annual Report	Semi-Annual Report 37

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period† 10/1/15–3/31/16
Class A Shares
Actual	$1,000.00	$1,022.10	$6.01
Hypothetical*	$1,000.00	$1,019.05	$6.00
Class C Shares
Actual	$1,000.00	$1,018.70	$9.59
Hypothetical*	$1,000.00	$1,015.50	$9.57
Class I Shares
Actual	$1,000.00	$1,023.10	$4.38
Hypothetical*	$1,000.00	$1,020.67	$4.38
Class R3 shares
Actual	$1,000.00	$1,020.10	$7.58
Hypothetical*	$1,000.00	$1,017.50	$7.57
Class R4 Shares
Actual	$1,000.00	$1,021.10	$7.07
Hypothetical*	$1,000.00	$1,018.01	$7.06
Class R5 Shares
Actual	$1,000.00	$1,022.50	$5.01
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.19%; C: 1.90%; I: 0.87%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

38     Semi-Annual Report

OTHER INFORMATION

Thornburg Investment Income Builder Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    39

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

40    Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    41

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Semi-Annual Report    43

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1075

2    Semi-Annual Report

Semi-Annual Report

Thornburg Global Opportunities Fund

March 31, 2016

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

April 26, 2016

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg Global Opportunities Fund’s investment activities for the six-month period ended March 31, 2016. In addition, we will comment on the overall investment landscape. Recall that Thornburg Global Opportunities Fund seeks capital appreciation from a portfolio of typically 30–40 equity investments from around the world. We believe that the structure of the Fund—built on our core investment principles of flexibility, focus, and value—gives us a durable framework for value-added investing.

In the six months ended March 31, 2016, Thornburg Global Opportunities Fund produced a total return of 2.09% (Class A shares without sales charge). The net asset value (NAV) per Class A share increased 1.76%, from $24.41 to $24.84. The Fund also paid an income distribution in December 2015 of 8.2 cents per share. Your Fund’s performance for this semi-annual period lagged the MSCI All Country World Index (ACWI) return of 5.28%. This follows a long stretch of good results for your Fund, including a performance advantage over the MSCI ACWI index in every calendar year since 2012.

We remain focused on executing our investment process, which has produced constructive results over the long term. From its inception on July 28, 2006 through March 31, 2016, the Global Opportunities Fund has outperformed the MSCI ACWI by an average margin of over five percentage points per year, resulting in a total cumulative return since inception of 143.46% (for the Class A shares without sales charge) versus 49.19% for the index. As of March 31, 2016, your Fund’s Class A and I shares are rated four-stars and five-stars overall, respectively, by Morningstar (based on risk-adjusted returns among 991 World Stock funds), and rank in the top 1% of World Stock funds for the time period starting August 2006 (based on total returns without sales charge, among 635 funds).

Table I displays your Fund’s ranking over various periods by performance percentile relative to the Morningstar World Stock category (lower numbers represent higher ranking). Performance data for various measurement periods is included on page 8 of this report.

Following a rally in the fourth quarter of 2015, global equity markets declined during the first six weeks of 2016 before recovering recently. Most developed markets saw positive results for the six months ended March 31, 2016, including the U.S. (S&P 500 Index, +8.5%), Japan (Nikkei 225 Index, +3.5%) and the Eurozone (Euro Stoxx Index, +1.4%), see Table II on the next page. Emerging market indices followed a similar path but with more volatility. Two recent concerns have been the slowing Chinese economy and slowing global growth, pressuring banks and other economically sensitive sectors.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.32%, as disclosed in the most recent prospectus. If the sales charge had been deducted, returns would be lower.

Chart I Cumulative Fund Performance

Since inception, July 28, 2006 to March 31, 2016

Past performance does not guarantee future results.

Table I Morningstar World Stock Ratings and Rankings

as of March 31, 2016

	RATINGS			RANKINGS
							SINCE
	OVERALL	3-YR	5-YR	1-YR	3-YR	5-YR	INCEP.
A Shares	4 stars	5 stars	4 stars	73%	2%	4%	1%
I Shares	5 stars	5 stars	5 stars	71%	1%	3%	1%
# of Funds	991	991	774	1,218	991	774	635

Percentile rankings are based on total returns, before sales charge. Source: Morningstar.

The Fund’s Overall Morningstar Rating, based on risk-adjusted returns, uses a weighted average of the Fund’s three- and five-year ratings. To determine a fund’s Morningstar Rating™, funds with at least a three-year history are ranked in their categories by their Morningstar Risk-Adjusted Return scores. The top 10% receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%, 2 stars; and the bottom 10% receive 1 star. The Risk-Adjusted Return accounts for variation in a fund’s performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. Other share classes may have different performance characteristics.

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

Table II Total Return for Global Indices

In U.S. Dollar Terms, as of March 31, 2016

6-MONTHS ENDED
MARCH 31, 2016
S&P 500 Index	8.5%
Nikkei 225 Index	3.5%
Euro Stoxx Index	1.4%

Source: Bloomberg

From an industry perspective, eight of the 10 sectors of the MSCI ACWI delivered positive returns ranging from more than 4% and 5% (energy and consumer discretionary) to 11% (telecommunications.) The two sectors contributing negative returns for the index were health care (-0.3%) and financials (-1.5%).

Our investments in health care companies were significant detractors from the performance of Thornburg Global Opportunities Fund for the period. The sector has been buffeted by political uncertainty, mixed outcomes of the Affordable Care Act (ACA), and criticisms of the business practices of Valeant and other industry participants. Drug pricing remains a contentious topic in the current U.S. election season.

During the semi-annual period, 13 stocks contributed at least 25 basis points (0.25%) to overall Fund performance, while six subtracted at least 25 basis points. Contribution to overall Fund performance takes into account both position size and return on the investment. Significant detractors included U.K. property developer Barratt Developments; Citigroup; Canadian drug maker Concordia Healthcare; Korean gaming concern Paradise Co; and Canada’s Valeant Pharmaceuticals.

Toronto-based Concordia Healthcare was a weak performer in the portfolio and warrants discussion. Your Fund initially bought this specialty drug manufacturer two years ago and the shares appreciated markedly through August 2015. Its share price decline since then can be attributed to many factors, including the health care industry headwinds cited above as well as company-specific considerations. Concordia completed an acquisition in late 2015, adding debt to the balance sheet but increasing the company’s geographic diversification and growth profile. The timing of this transaction was inopportune, given the industry tumult. Today, less than 40% of Concordia’s revenue comes from its U.S. operations, and management expects new products to drive growth in its larger international segment in the coming years.

Regarding Valeant, our ongoing research, including meetings with management, cast doubt on our investment case. We sold our small remaining stake early this year.

Significant positive contributors to your Fund were a diverse group, including Macau casino operator Galaxy Entertainment Group; oil driller Helmerich & Payne; European datacenter leader InterXion Holding NV; U.S. network services provider Level 3 Communications; and U.S. real estate concern VEREIT.

Because of the significant volatility in financial markets over the last 10 months, we review in Table III the share price declines of the most negative contributors to your Fund’s performance during the second half of 2015 through February 11 of this year, along with the subsequent performance of these investments through April 26, the date of this letter. For the most part, the companies listed below appear capable of demonstrating resilience. The stock price recoveries shown in the following table have contributed significantly to your Fund’s rebound from a 12-month low of $21.70/share on February 11 to $24.91 on April 26. Your Fund still holds 14 of the 15 investments in Table III below.

Table III The 15 Largest Detractors from Performance

June 30, 2015 to February 11, 2016 and February 11, 2016 to April 26, 2016

		STOCK PRICE CHANGE
COMPANY	INDUSTRY	(6/30/15 to	(2/11/16 to
NAME	SECTOR	2/11/16)	4/26/16)
Concordia Healthcare	Health Care	-62.7%	+34.5%
Valeant Pharmaceuticals	Health Care	-62.4%	-56.6 (sold	% )
Citigroup	Financial	-36.7%	+34.6%
Numericable	Telecommunications	-36.9%	-2.4%
Helmerich & Payne	Energy	-35.0%	+37.8%
Galaxy Entertainment	Consumer Discr.	-27.4%	+25.1%
Capital One Financial	Financial	-31.6%	+26.3%
Express Scripts	Health Care	-25.4%	+11.9%
Mineral Resources Ltd.	Industrial	-43.9%	+92.8%
T-Mobile U.S.	Telecommunications	-12.2%	+15.6%
Level 3 Communications	Telecommunications	-12.9%	+18.2%
Paradise Co. Ltd.	Consumer Discr.	-44.5%	+18.8%
ING Group	Financial	-36.2%	+21.3%
Echostar Corporation	Information Technology	-31.4%	+24.9%
Baidu, Inc.	Software & Services	-29.1%	+33.3%

Source: Bloomberg

A few of Global Opportunities Fund’s holdings, including Galaxy Entertainment, are linked to the Chinese economy. The deceleration of economic growth in China (and associated industrial overcapacity) continues to hamper certain sectors

Semi-Annual Report     5

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

such as chemicals, cement, and steel. Your Fund has limited direct exposure to these areas, and recent economic data show a gradual rebalancing of China’s economy toward consumption. Industrial output through February 2016 was up 5.4% on the previous year, property investment up just 3%, while retail sales were up 10.2%.* Brokerage firm AllianceBernstein tracks 1,800 China-domiciled firms and reports that both revenues and earnings were up 6% in 2015 for this group, excluding the energy and materials sectors. Prices of many industrial commodities have recently shown stability. Our investment in Australia-based Mineral Resources (which provides mining services) has risen sharply this year. A chart of commodity price trends is shown below in Chart II.

Chart II Selected Commodities: Recent Price

Performance March 31, 2015 to March 31, 2016

Source: Bloomberg indexed daily price data.

Top sector weightings as of March 31, 2016, were: consumer discretionary (18.7% portfolio weighting), financials (17.9%), information technology (15.1%), telecommunication services (10.8%), and industrials (9.8%). As of March 31, 2016, the average expected 2016 price-to-earnings multiple for companies owned by the Fund stood at 15.1x versus 15.6x for the MSCI ACWI. Relative to the index, your Fund is overweight China and Europe, and has no direct exposure to Japan. Firms located in emerging market countries currently constitute about 8.2% of the portfolio. Table IV illustrates your Fund’s largest geographic weightings.

Table IV Largest Geographic Weightings

WEIGHTING AS OF
COUNTRY	MARCH 31, 2016
United States	51.8%
Netherlands	13.7%
China	7.9%
United Kingdom	6.0%
Spain	5.4%

As a percent of the Fund. Holdings are classified by country of risk, determined at the Fund advisor’s discretion.

Investors continue to debate the direction of the economies of China, Europe, and the U.S., while also considering elevated political uncertainty in several large countries. Some of the political questions will be resolved later this year, but the economic uncertainty will remain. Major central banks around the world continue to pursue easy monetary conditions, causing interest rates to remain lower for longer than many people expected. An unusual result is that toward the end of April, nearly $10 trillion in global sovereign debt was yielding less than zero, with Japanese and euro area government bonds accounting for the overwhelming majority. It would be logical for lower commodity prices and firming labor markets in most major economies to bolster consumer spending. Earnings expectations for the MSCI ACWI portfolio in 2016 have been reduced in recent quarters; however, these show signs of leveling out or recovering in some markets.

It’s important to reiterate that our strategy for the Thornburg Global Opportunities Fund is founded on fundamental analysis of individual businesses, not over-reliance on macroeconomic forecasts. We have managed the Fund this way through a wide variety of macroeconomic settings since its July 2006 inception. Thank you for your support of Thornburg Global Opportunities Fund. Remember that you can review descriptions of many of the stocks in your portfolio at www.thornburg.com/global.

Best wishes for a great summer.

Sincerely,

Brian McMahon Portfolio Manager Chief Investment Officer	W. Vinson Walden, CFA Portfolio Manager Managing Director

*	National Bureau of Statistics of China

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Semi-Annual Report

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Semi-Annual Report    7

PERFORMANCE SUMMARY

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

				SINCE
	1-YR	3-YR	5-YR	INCEP.
Class A Shares (Incep: 7/28/06)
Without sales charge	-7.36%	11.59%	9.60%	9.63%
With sales charge	-11.54%	9.89%	8.60%	9.12%
Class C Shares (Incep: 7/28/06)
Without sales charge	-8.05%	10.74%	8.77%	8.79%
With sales charge	-8.97%	10.74%	8.77%	8.79%
Class I Shares (Incep: 7/28/06)	-7.02%	12.04%	10.07%	10.15%
Class R3 Shares (Incep: 2/1/08)	-7.51%	11.46%	9.51%	5.54%
Class R4 Shares (Incep: 2/1/08)	-7.44%	11.55%	9.62%	5.63%
Class R5 Shares (Incep: 2/1/08)	-7.03%	12.02%	10.07%	6.09%
MSCI AC World Index (Since 7/28/06)	-4.34%	5.54%	5.22%	4.22%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.32%; C shares, 2.10%; I shares, 0.97%; R3 shares, 2.15%; R4 shares, 1.76%; R5 shares, 1.02%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 46 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

P/E – Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the fund’s future performance.

8    Semi-Annual Report

FUND SUMMARY

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

Objectives and Strategies

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.

Market Capitalization Exposure

Asset Structure

Top Ten Equity Holdings

Level 3 Communications, Inc.	6.2%
VEREIT, Inc.	5.3%
Aena S.A.	5.1%
Alphabet, Inc. Class A	5.0%
T-Mobile US, Inc.	4.6%
Numericable SAS	4.6%
Mondelez International, Inc.	4.3%
Baidu, Inc. ADR	4.2%
Helmerich & Payne, Inc.	4.0%
InterXion Holding NV	3.9%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Consumer Discretionary	18.7%
Financials	17.9%
Information Technology	15.1%
Telecommunication Services	10.8%
Industrials	9.8%
Health Care	8.7%
Consumer Staples	8.1%
Energy	4.0%
Other Assets Less Liabilities	6.9%

Top Ten Industry Groups

Software & Services	13.0%
Telecommunication Services	10.8%
Media	8.4%
Transportation	8.1%
Food, Beverage & Tobacco	7.5%
Pharmaceuticals, Biotechnology & Life Sciences	6.8%
Real Estate	6.6%
Banks	5.2%
Consumer Services	4.7%
Energy	4.0%

Country Exposure*

(percent of equity holdings)

United States	51.8%
Netherlands	13.7%
China	7.9%
United Kingdom	6.0%
Spain	5.4%
France	4.9%
Ireland	4.1%
Canada	3.2%
Australia	1.9%
Switzerland	0.9%
South Korea	0.2%
Brazil	0.1%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

	SHARES/
	PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 93.13%

AUTOMOBILES & COMPONENTS — 2.58%
Auto Components — 2.58%
Delphi Automotive plc	804,111	$60,324,407

		60,324,407

BANKS — 5.16%
Banks — 5.16%
Citigroup, Inc.	1,865,490	77,884,208
ING Groep N.V.	3,527,352	42,666,408

		120,550,616

COMMERCIAL & PROFESSIONAL SERVICES — 1.73%
Commercial Services & Supplies — 1.73%
Mineral Resources Ltd.	8,751,476	40,317,759

		40,317,759

CONSUMER DURABLES & APPAREL — 3.04%
Household Durables — 3.04%
Barratt Developments plc	8,813,986	70,954,146

		70,954,146

CONSUMER SERVICES — 4.71%
Hotels, Restaurants & Leisure — 4.71%
Galaxy Entertainment Group Ltd.	19,735,901	73,907,704
Paradise Co. Ltd.	374,166	4,744,147
Wynn Resorts, Ltd.	334,305	31,234,116

		109,885,967

DIVERSIFIED FINANCIALS — 2.98%
Capital Markets — 0.80%
UBS Group AG	1,156,372	18,628,467
Consumer Finance — 2.18%
Capital One Financial Corp.	736,641	51,056,587

		69,685,054

ENERGY — 3.98%
Energy Equipment & Services — 3.98%
Helmerich & Payne, Inc.	1,581,211	92,848,710

		92,848,710

FOOD & STAPLES RETAILING — 0.61%
Food & Staples Retailing — 0.61%
Walgreens Boots Alliance, Inc.	169,980	14,319,115

		14,319,115

FOOD, BEVERAGE & TOBACCO — 7.48%
Food Products — 7.48%
BRF SA	162,960	2,325,442
Mondelez International, Inc.	2,519,600	101,086,352
The Kraft Heinz Co.	906,562	71,219,511

		174,631,305

HEALTH CARE EQUIPMENT & SERVICES — 1.94%
Health Care Providers & Services — 1.94%
[a] Express Scripts Holding Company	659,355	45,291,095

		45,291,095

INSURANCE — 3.17%
Insurance — 3.17%
NN Group NV	2,263,563	74,064,480

		74,064,480

MEDIA — 8.41%
Media — 8.41%
[a] Altice N.V.	5,026,164	89,563,784
Numericable SAS	2,539,231	106,878,553

		196,442,337

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.76%
Pharmaceuticals — 6.76%
[a] Allergan plc	330,571	88,602,945
[b] Concordia Healthcare Corp.	2,703,809	69,200,855

		157,803,800

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

	SHARES/
	PRINCIPAL AMOUNT	VALUE
REAL ESTATE — 6.57%
Real Estate Investment Trusts — 6.57%
VEREIT, Inc.	13,927,731	$123,538,974
Ryman Hospitality Properties, Inc.	578,615	29,787,100

		153,326,074

SOFTWARE & SERVICES — 13.04%
Information Technology Services — 3.91%
[a] InterXion Holding NV	2,644,150	91,434,707
Internet Software & Services — 9.13%
[a] Alphabet, Inc. Class A	152,178	116,096,596
[a] Baidu, Inc. ADR	508,720	97,104,474

		304,635,777

TECHNOLOGY HARDWARE & EQUIPMENT — 2.08%
Communications Equipment — 1.98%
[a] EchoStar Corp.	1,042,709	46,181,582
Technology, Hardware, Storage & Peripherals — 0.10%
Apple, Inc.	22,094	2,408,025

		48,589,607

TELECOMMUNICATION SERVICES — 10.80%
Diversified Telecommunication Services — 6.22%
[a] Level 3 Communications, Inc.	2,749,134	145,291,732
Wireless Telecommunication Services — 4.58%
[a] T-Mobile US, Inc.	2,795,062	107,050,874

		252,342,606

TRANSPORTATION — 8.09%
Airlines — 3.02%
American Airlines Group, Inc.	1,721,592	70,602,488
Transportation Infrastructure — 5.07%
[a] Aena S.A.	917,153	118,399,621

		189,002,109

TOTAL COMMON STOCK (Cost $2,097,308,402)		2,175,014,965

SHORT TERM INVESTMENTS — 6.92%
[b] Thornburg Capital Management Fund	16,167,659	161,676,586

TOTAL SHORT TERM INVESTMENTS (Cost $161,676,586)		161,676,586

TOTAL INVESTMENTS — 100.05% (Cost $2,258,984,988)		$2,336,691,551
LIABILITIES NET OF OTHER ASSETS — (0.05)%		(1,068,293)

NET ASSETS — 100.00%		$2,335,623,258

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2015	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL MARCH 31, 2016	MARKET VALUE MARCH 31, 2016	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Concordia Healthcare Corp.	1,840,424	863,385	—	2,703,809	$69,200,855	$351,790	$—
InterXion Holding NV*	3,881,212
Thornburg Capital Management Fund	18,271,004	52,179,576	54,282,921	16,167,659	161,676,586	342,320	—

Total non-controlled affiliated issuers – 9.89% of net assets					$230,877,441	$694,110	$—

*	Issuer not affiliated at March 31, 2016.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR       American Depositary Receipt

See notes to financial statements.

Semi-Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

ASSETS
Investments at value
Non-affiliated issuers (cost $1,977,597,084) (Note 2)	$2,105,814,110
Non-controlled affiliated issuers (cost $281,387,904) (Note 2)	230,877,441
Cash	73,640
Receivable for fund shares sold	8,861,912
Unrealized appreciation on forward currency contracts (Note 7)	2,916,224
Dividends receivable	3,884,130
Dividend and interest reclaim receivable	47,026
Prepaid expenses and other assets	90,841

Total Assets	2,352,565,324

LIABILITIES
Payable for investments purchased	73,641
Payable for fund shares redeemed	6,915,998
Unrealized depreciation on forward currency contracts (Note 7)	7,705,639
Payable to investment advisor and other affiliates (Note 3)	2,174,627
Accounts payable and accrued expenses	72,018
Dividends payable	143

Total Liabilities	16,942,066

NET ASSETS	$2,335,623,258

NET ASSETS CONSIST OF
Undistributed net investment income	$2,505,209
Net unrealized appreciation on investments	72,923,403
Accumulated net realized gain (loss)	(109,646,873)
Net capital paid in on shares of beneficial interest	2,369,841,519

$2,335,623,258

12    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($567,967,487 applicable to 22,863,679 shares of beneficial interest outstanding - Note 4)	$24.84
Maximum sales charge, 4.50% of offering price	1.17

Maximum offering price per share	$26.01

Class C Shares:
Net asset value and offering price per share* ($419,712,127 applicable to 17,413,308 shares of beneficial interest outstanding - Note 4)	$24.10

Class I Shares:
Net asset value, offering and redemption price per share ($1,193,657,443 applicable to 47,862,275 shares of beneficial interest outstanding - Note 4)	$24.94

Class R3 Shares:
Net asset value, offering and redemption price per share ($10,217,895 applicable to 415,206 shares of beneficial interest outstanding - Note 4)	$24.61

Class R4 Shares:
Net asset value, offering and redemption price per share ($21,606,270 applicable to 877,232 shares of beneficial interest outstanding - Note 4)	$24.63

Class R5 Shares:
Net asset value, offering and redemption price per share ($122,462,036 applicable to 4,906,598 shares of beneficial interest outstanding - Note 4)	$24.96

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $184,024)	$29,619,390
Non-controlled affiliated issuers	694,110

Total Income	30,313,500

EXPENSES
Investment advisory fees (Note 3)	9,242,663
Administration fees (Note 3)
Class A Shares	359,776
Class C Shares	251,649
Class I Shares	311,703
Class R3 Shares	5,247
Class R4 Shares	9,929
Class R5 Shares	29,705
Distribution and service fees (Note 3)
Class A Shares	721,161
Class C Shares	2,017,867
Class R3 Shares	20,975
Class R4 Shares	19,897
Transfer agent fees
Class A Shares	328,670
Class C Shares	204,426
Class I Shares	579,348
Class R3 Shares	12,383
Class R4 Shares	23,992
Class R5 Shares	84,466
Registration and filing fees
Class A Shares	26,180
Class C Shares	28,150
Class I Shares	47,688
Class R3 Shares	9,219
Class R4 Shares	9,432
Class R5 Shares	9,958
Custodian fees (Note 3)	130,715
Professional fees	49,095
Accounting fees (Note 3)	42,765
Trustee fees	47,550
Other expenses	79,557

Total Expenses	14,704,166
Less:
Expenses reimbursed by investment advisor (Note 3)	(56,992)

Net Expenses	14,647,174

Net Investment Income	$15,666,326

14    Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2016 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments (non-affiliated issuers)	$(34,244,228)
Forward currency contracts (Note 7)	(5,493,784)
Foreign currency transactions	464,301

(39,273,711)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	102,841,589
Non-controlled affiliated issuers	(46,782,796)
Forward currency contracts (Note 7)	(958,250)
Foreign currency translations	15,640

55,116,183

Net Realized and Unrealized Gain	15,842,472

Net Increase in Net Assets Resulting from Operations	$31,508,798

See notes to financial statements.

Semi-Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31, 2016*	SEPTEMBER 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$15,666,326	$(5,711,823)
Net realized gain (loss) from investments, forward currency contracts, and foreign currency transactions	(39,273,711)	44,175,598
Net unrealized appreciation (depreciation) on investments forward currency contracts and foreign currency translations	55,116,183	(142,134,583)

Net Increase (Decrease) in Net Assets Resulting from Operations	31,508,798	(103,670,808)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,973,120)	—
Class I Shares	(7,755,775)	(344,505)
Class R3 Shares	(16,171)	—
Class R4 Shares	(52,515)	—
Class R5 Shares	(702,640)	(48,802)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	12,211,331	370,955,478
Class C Shares	51,355,704	239,292,442
Class I Shares	(100,686,100)	887,933,296
Class R3 Shares	1,044,513	7,293,561
Class R4 Shares	8,250,017	9,285,030
Class R5 Shares	12,123,115	34,520,070

Net Increase in Net Assets	5,307,157	1,445,215,762

NET ASSETS
Beginning of Period	2,330,316,101	885,100,339

End of Period	$2,335,623,258	$2,330,316,101

Undistributed (distribution in excess of) net investment income	$2,505,209	$(4,461,055)

*	Unaudited.

See notes to financial statements.

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the (“Advisor”), to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange

Semi-Annual Report     17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2016
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$2,175,014,965	$2,175,014,965	$—	$—
Short Term Investments	161,676,586	161,676,586	—	—

Total Investments in Securities	$2,336,691,551	$2,336,691,551	$—	$—
Other Financial Instruments**
Forward Currency Contracts	$2,916,224	$—	$2,916,224	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(7,705,639)	$—	$(7,705,639)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Semi-Annual Report     19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2016 the Fund paid $42,765 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to ..125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2016, the Distributor has advised the Fund that it earned

20    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

commissions aggregating $63,284 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $72,022 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2016, the Advisor voluntarily reimbursed certain class specific expenses of $3,903 for Class I shares and contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $18,903 for Class R3 shares, $16,435 for Class R4 shares, and $17,751 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Fund had no transactions with affiliated funds.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2016 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2015 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	6,266,664	$156,122,154	17,590,204	$468,824,712
Shares issued to shareholders in reinvestment of dividends	71,062	1,822,750	—	—
Shares repurchased	(6,016,783)	(145,733,573)	(3,775,955)	(97,869,234)

Net increase (decrease)	320,943	$12,211,331	13,814,249	$370,955,478

Class C Shares
Shares sold	3,919,335	$94,845,147	10,179,065	$265,057,532
Shares issued to shareholders in reinvestment of dividends	—	—	(34)	(914)
Shares repurchased	(1,848,722)	(43,489,443)	(1,014,489)	(25,764,176)

Net increase (decrease)	2,070,613	$51,355,704	9,164,542	$239,292,442

Semi-Annual Report     21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2016 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2015 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	13,125,083	$326,242,576	40,710,414	$1,082,618,625
Shares issued to shareholders in reinvestment of dividends	267,866	6,892,178	11,868	299,435
Shares repurchased	(17,939,106)	(433,820,854)	(7,379,162)	(194,984,764)

Net increase (decrease)	(4,546,157)	$(100,686,100)	33,343,120	$887,933,296

Class R3 Shares
Shares sold	208,035	$5,007,940	301,768	$7,931,259
Shares issued to shareholders in reinvestment of dividends	333	8,467	—	—
Shares repurchased	(162,802)	(3,971,894)	(24,749)	(637,698)

Net increase (decrease)	45,566	$1,044,513	277,019	$7,293,561

Class R4 Shares
Shares sold	476,959	$11,745,515	455,895	$11,931,206
Shares issued to shareholders in reinvestment of dividends	1,497	38,075	—	—
Shares repurchased	(145,312)	(3,533,573)	(101,106)	(2,646,176)

Net increase (decrease)	333,144	$8,250,017	354,789	$9,285,030

Class R5 Shares
Shares sold	999,580	$24,876,025	2,061,965	$54,277,368
Shares issued to shareholders in reinvestment of dividends	27,076	697,191	1,933	48,802
Shares repurchased	(546,181)	(13,450,101)	(755,208)	(19,806,100)

Net increase (decrease)	480,475	$12,123,115	1,308,690	$34,520,070

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $462,748,057 and $453,372,680, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$2,258,984,988

Gross unrealized appreciation on a tax basis	$231,623,394
Gross unrealized depreciation on a tax basis	(153,916,831)

Net unrealized appreciation (depreciation) on investments (tax basis)	$77,706,563

At March 31, 2016, the Fund had tax basis capital losses of $65,569,148 generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

In order to account for permanent book to tax differences, the Fund increased undistributed net investment income by $1,800,159, decreased net unrealized appreciation on investments by $1,797,521, and increased accumulated net realized loss by $2,638. Reclassifications have no impact upon the net asset value of the Fund and resulted from re characterization of income from certain investments.

22    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2016, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2016 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the six months ended March 31, 2016 was $621,957,797. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2016:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2016
		CONTRACT	CONTRACT	VALUE	UNREALIZED	UNREALIZED
CONTRACT DESCRIPTION	BUY/SELL	AMOUNT	VALUE DATE	USD	APPRECIATION	DEPRECIATION
South Korean Won	Buy	1,415,125,400	06/03/2016	1,235,505	$24,132	$—
South Korean Won	Buy	1,482,148,200	06/03/2016	1,294,020	19,383	—
South Korean Won	Buy	1,263,838,200	06/03/2016	1,103,420	14,946	—
South Korean Won	Sell	8,412,573,000	06/03/2016	7,344,773	—	(583,341)
Australian Dollar	Buy	1,837,900	05/16/2016	1,406,125	85,230	—
Australian Dollar	Buy	3,119,000	05/16/2016	2,386,258	47,720	—
Australian Dollar	Buy	2,772,500	05/16/2016	2,121,161	35,936	—
Australian Dollar	Buy	1,732,800	05/16/2016	1,325,716	35,128	—
Australian Dollar	Buy	779,800	05/16/2016	596,603	5,082	—
Australian Dollar	Buy	1,646,100	05/16/2016	1,259,384	—	(1,469)
Australian Dollar	Sell	11,046,200	05/16/2016	8,451,134	—	(240,715)
Australian Dollar	Sell	9,731,700	05/16/2016	7,445,447	—	(451,450)
Australian Dollar	Sell	11,727,000	05/16/2016	8,971,995	—	(552,126)
Australian Dollar	Sell	28,074,700	05/16/2016	21,479,156	—	(1,637,502)
Canadian Dollar	Buy	18,798,900	05/31/2016	14,475,387	517,604	—
Canadian Dollar	Buy	11,035,200	05/31/2016	8,497,241	242,860	—
Canadian Dollar	Buy	9,172,500	05/31/2016	7,062,939	29,218	—
Canadian Dollar	Buy	6,773,100	05/31/2016	5,215,371	9,307	—
Canadian Dollar	Sell	6,642,400	05/31/2016	5,114,731	—	(202,189)
Canadian Dollar	Sell	79,829,600	05/31/2016	61,469,784	—	(2,467,427)
Euro	Sell	346,753,000	05/16/2016	395,066,252	—	(412,792)
Euro	Sell	29,291,800	05/16/2016	33,373,040	—	(734,944)
Great Britain Pound	Sell	45,529,900	04/07/2016	65,392,868	1,502,392	—
Great Britain Pound	Buy	14,747,800	04/07/2016	21,181,706	171,710	—
Great Britain Pound	Sell	8,054,500	04/07/2016	11,568,373	95,429	—
Swiss Franc	Buy	1,601,600	04/06/2016	1,665,788	66,026	—

Semi-Annual Report     23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2016 (CONTINUED)
		CONTRACT	CONTRACT	VALUE	UNREALIZED	UNREALIZED
CONTRACT DESCRIPTION	BUY/SELL	AMOUNT	VALUE DATE	USD	APPRECIATION	DEPRECIATION
Swiss Franc	Buy	1,272,000	04/06/2016	1,322,978	$14,121	$—
Swiss Franc	Sell	11,286,200	04/06/2016	11,738,519	—	(421,684)

Total					$2,916,224	$(7,705,639)

Net unrealized appreciation (depreciation)						$(4,789,415)

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2016 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2016
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$2,916,224

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(7,705,639)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2016 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2016 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $4,789,415. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2016 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS
RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2016
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ (5,493,784)	$ (5,493,784)

24    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS
RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2016
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ (958,250)	$ (958,250)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, credit risk, interest rate risk, high yield risk, prepayment risk, liquidity risk, and the risks associated with investments in small- and mid-cap companies, non-U.S. issuers (including developing country issuers), and real estate investment trusts. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report     25

FINANCIAL HIGHLIGHTS

Thornburg Global Opportunities Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2016(b)(c)	$24.41	0.15	0.36	0.51	(0.08)	—	(0.08)	$24.84	1.24 (d)	1.31	(d)	1.31	(d)	1.31	(d)	2.09	20.36	$567,968
2015(c)	$23.74	(0.11)	0.78	0.67	—	—	—	$24.41	(0.42)	1.32		1.32		1.32		2.82	45.41	$550,327
2014(c)	$19.72	(0.03)	4.13	4.10	(0.08)	—	(0.08)	$23.74	(0.15)	1.41		1.41		1.41		20.85	60.29	$207,227
2013(c)	$15.97	0.11	3.79	3.90	(0.15)	—	(0.15)	$19.72	0.60	1.46		1.46		1.46		24.50	66.12	$96,855
2012(c)	$13.15	0.14	2.89	3.03	(0.21)	—	(0.21)	$15.97	0.94	1.49		1.49		1.49		23.22	66.07	$77,103
2011(c)	$13.98	0.18	(0.82)	(0.64)	(0.19)	—	(0.19)	$13.15	1.13	1.48		1.48		1.48		(4.81)	70.33	$73,538
CLASS C SHARES
2016(b)	$23.70	0.06	0.34	0.40	—	—	—	$24.10	0.51 (d)	2.05	(d)	2.05	(d)	2.05	(d)	1.69	20.36	$419,712
2015	$23.23	(0.31)	0.78	0.47	—	—	—	$23.70	(1.20)	2.10		2.10		2.10		2.02	45.41	$363,615
2014	$19.38	(0.20)	4.07	3.87	(0.02)	—	(0.02)	$23.23	(0.92)	2.17		2.17		2.17		19.96	60.29	$143,506
2013	$15.69	(0.03)	3.72	3.69	—	—	—	$19.38	(0.18)	2.22		2.22		2.22		23.52	66.12	$87,808
2012	$12.98	0.02	2.84	2.86	(0.15)	—	(0.15)	$15.69	0.17	2.27		2.27		2.27		22.21	66.07	$76,738
2011	$13.83	0.06	(0.80)	(0.74)	(0.11)	—	(0.11)	$12.98	0.40	2.23		2.23		2.23		(5.45)	70.33	$70,643
CLASS I SHARES
2016(b)	$24.53	0.20	0.36	0.56	(0.15)	—	(0.15)	$24.94	1.60 (d)	0.96	(d)	0.96	(d)	0.96	(d)	2.26	20.36	$1,193,657
2015	$23.79	(0.02)	0.77	0.75	(0.01)	—	(0.01)	$24.53	(0.08)	0.97		0.97		0.98		3.17	45.41	$1,285,609
2014	$19.74	0.06	4.15	4.21	(0.16)	—	(0.16)	$23.79	0.26	0.99		0.99		1.08		21.39	60.29	$453,511
2013	$16.06	0.19	3.80	3.99	(0.31)	—	(0.31)	$19.74	1.07	0.99		0.99		1.11		25.08	66.12	$249,283
2012	$13.20	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.06	1.44	0.99		0.99		1.21		23.82	66.07	$169,384
2011	$14.01	0.26	(0.83)	(0.57)	(0.24)	—	(0.24)	$13.20	1.65	0.99		0.99		1.11		(4.30)	70.33	$115,837
CLASS R3 SHARES
2016(b)	$24.18	0.12	0.36	0.48	(0.05)	—	(0.05)	$24.61	1.01 (d)	1.50	(d)	1.50	(d)	1.95	(d)	1.97	20.36	$10,218
2015	$23.55	(0.15)	0.78	0.63	—	—	—	$24.18	(0.58)	1.50		1.50		2.15		2.68	45.41	$8,936
2014	$19.55	(0.06)	4.11	4.05	(0.05)	—	(0.05)	$23.55	(0.26)	1.50		1.50		2.59		20.75	60.29	$2,182
2013	$15.91	0.11	3.74	3.85	(0.21)	—	(0.21)	$19.55	0.60	1.49		1.49		3.41		24.37	66.12	$1,653
2012	$13.11	0.11	2.90	3.01	(0.21)	—	(0.21)	$15.91	0.75	1.50		1.50		9.01	(e)	23.22	66.07	$894
2011	$13.93	0.18	(0.82)	(0.64)	(0.18)	—	(0.18)	$13.11	1.12	1.49		1.49		14.23	(e)	(4.77)	70.33	$75
CLASS R4 SHARES
2016(b)	$24.22	0.15	0.34	0.49	(0.08)	—	(0.08)	$24.63	1.24 (d)	1.40	(d)	1.40	(d)	1.61	(d)	2.00	20.36	$21,606
2015	$23.57	(0.13)	0.78	0.65	—	—	—	$24.22	(0.51)	1.40		1.40		1.76		2.76	45.41	$13,175
2014	$19.59	(0.03)	4.10	4.07	(0.09)	—	(0.09)	$23.57	(0.14)	1.40		1.40		2.23		20.82	60.29	$4,462
2013	$15.90	0.12	3.76	3.88	(0.19)	—	(0.19)	$19.59	0.68	1.40		1.40		2.76		24.57	66.12	$2,161
2012	$13.09	0.15	2.88	3.03	(0.22)	—	(0.22)	$15.90	1.05	1.40		1.40		3.72		23.36	66.07	$1,329
2011	$13.90	0.19	(0.81)	(0.62)	(0.19)	—	(0.19)	$13.09	1.23	1.40		1.40		3.16		(4.66)	70.33	$900
CLASS R5 SHARES
2016(b)	$24.55	0.19	0.37	0.56	(0.15)	—	(0.15)	$24.96	1.57 (d)	0.99	(d)	0.99	(d)	1.02	(d)	2.24	20.36	$122,462
2015	$23.81	(0.03)	0.78	0.75	(0.01)	—	(0.01)	$24.55	(0.11)	0.98		0.98		1.02		3.17	45.41	$108,654
2014	$19.76	0.06	4.15	4.21	(0.16)	—	(0.16)	$23.81	0.26	0.99		0.99		1.10		21.36	60.29	$74,212
2013	$16.07	0.18	3.82	4.00	(0.31)	—	(0.31)	$19.76	1.03	0.99		0.99		1.15		25.13	66.12	$49,023
2012	$13.21	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.07	1.44	0.99		0.99		1.15		23.80	66.07	$50,327
2011	$14.02	0.29	(0.86)	(0.57)	(0.24)	—	(0.24)	$13.21	1.84	0.99		0.99		1.24		(4.29)	70.33	$32,223

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Semi-Annual Report	Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD† 10/1/15–3/31/16
CLASS A SHARES
Actual	$1,000.00	$1,020.90	$6.61
Hypothetical*	$1,000.00	$1,018.46	$6.60
CLASS C SHARES
Actual	$1,000.00	$1,016.90	$10.35
Hypothetical*	$1,000.00	$1,014.73	$10.34
CLASS I SHARES
Actual	$1,000.00	$1,022.60	$4.85
Hypothetical*	$1,000.00	$1,020.20	$4.85
CLASS R3 SHARES
Actual	$1,000.00	$1,019.70	$7.57
Hypothetical*	$1,000.00	$1,017.50	$7.57
CLASS R4 SHARES
Actual	$1,000.00	$1,020.00	$7.07
Hypothetical*	$1,000.00	$1,018.00	$7.06
CLASS R5 SHARES
Actual	$1,000.00	$1,022.40	$5.00
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.31%; C: 2.05%; I: 0.96%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28     Semi-Annual Report

OTHER INFORMATION

Thornburg Global Opportunities Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    29

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1411

2    Semi-Annual Report

Semi-Annual Report

Thornburg Developing World Fund

March 31, 2016

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838

Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

April 15, 2016

Dear Fellow Shareholder:

Emerging market asset prices have been a roller coaster over the last six months. After a nearly 26% price decline from the MSCI Emerging Markets (EM) Index’s peak in April 2015 through the end of September 2015, October started with an abrupt 10% rebound. Unfortunately, the positive momentum reversed almost as quickly as it started. The prospect of the U.S. Federal Reserve (the Fed) initiating a tightening cycle in December and further oil price weakness combined to weigh on sentiment and lead to a retracement of all of the October gains and more as the downward pressure continued until late January of this year. After a very difficult performance in 2015, emerging markets should have been ready for a change in course.

Unfortunately, the start to the year saw us testing new lows rather than finding more stable footing. In the weeks through January 21, the MSCI EM Index was down 13.29% or more than 20% from the October highs. The January performance was the second-worst start to a calendar year since the inception of the index in 1988, behind only the poor start of what turned out to be a dismal year in 2008.

As we have noted in previous communications, we believe that the outlook for emerging markets and their equity returns hinges largely on the dollar, which remains tied to U.S. interest-rate policy and more specifically, market expectations for near-term rises in the Fed funds target rate. It has been clear that aggregate expectations for U.S. interest-rate policy expressed by the Fed through its dot plot (the future rate targets of Fed monetary policy committee members) continued to contemplate a different economic reality than that expressed by the market via Fed funds futures. Market expectations were more negative regarding U.S. economic growth and the impact from a still weak global economy, leading market participants to lower their expectations for future rate hikes. The January Fed meeting was the first clear recognition that the Fed was moving toward market expectations rather than vice versa, giving the dollar bears some fuel for their fire. Perhaps in a somewhat coordinated effort, central bankers in Europe and Japan also took additional steps to boost economic growth, but not by pulling the interest-rate currency lever as they had under previous policy initiatives. Instead, they have shifted their focus toward credit easing and targeted asset purchases to spur risk-taking instead of broad-based increases in the money supply through low or increasingly negative key policy lending rates. The combination of the two led to an abrupt selloff in the dollar and a rally in all risk assets that had previously been depressed by dollar strength (see Figure 1).

Figure 1  |  Risk Assets Rise on the Dollar’s Fall

Change in Price (January 21–March 31)

As we predicted previously, a stabilization in the dollar or a rally in emerging markets currencies would pave the way for dollar-based earnings growth, which is something that has been missing for the last few years. The Fed’s decision to shift to a more dovish policy stance gave investors a taste of what a stable-dollar world would look like for emerging market investors.

Fund Performance

We are pleased to announce that Thornburg Developing World Fund delivered a 5.59% return for the trailing six months (A shares, without sales charge from October 1, 2015 to March 31, 2016), slightly behind the benchmark which was up 6.41% during the period. In the year-opening selloff, January 4 to January 21, we outperformed the index by around 1.9% as the market retreated, but failed to outperform in the subsequent market rally. It’s worth noting this rally was one of the sharpest rallies in the history of the index. We typically do not expect to fully participate in sharp rallies, especially in those – such as the latest – which are led by more fragile currencies and commodity producers, due to our preference for more stable currencies and higher-quality businesses.

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

Contributors to performance over the last six months included two Latin American financials; two long-term Internet holdings; and a Thai airport operator. Credicorp, a Peruvian bank, rebounded strongly after underperforming in the prior six months due to concerns about a slowing Peruvian economy and the impact of de-dollarization on the financial sector. Shares of Tencent, a dominant Chinese Internet platform, rose following the introduction of advertisements on its dominant WeChat platform. Facebook shares continued to gain ground, driven by strong user engagement and continued migration of traditional advertising dollars to online platforms. Shares of Airports of Thailand, the operator of several Thai airports, increased in price after the company reported strong international passenger arrivals, following a period of market concern driven by a terrorist attack in Bangkok. BB Seguridade, a Brazilian insurance company, rose sharply with general Brazil enthusiasm as well as reduced concerns that parent Banco do Brasil would have to sell its stake in the open market to raise capital.

Detractors to performance over the last six months included a Chinese online retailer; a Chinese railroad equipment supplier; a Taiwanese tech component supplier; a Latin American copper producer; and a South African retailer. The online retailer, Vipshop, saw its shares decline following weaker-than-expected guidance for the current quarter, fueling concerns about market saturation. Shares of Zhuzhou CRRC, a Chinese railroad equipment supplier, fell on concerns of lower railroad capital expenditures by the Chinese government. Hermes Microvision, the global leader in E-beam microprocessor inspection tools, retreated due to concerns over weaker demand growth from its major customers. Grupo Mexico, a low cost copper producer with assets in Peru, slid on concerns around a weaker growth outlook for China, which kept the price of the commodity depressed. Shares of Steinhoff International, a South African diversified retailer, dropped following a period of strong performance in the prior six months, combined with uncertainty around future growth momentum in South Africa.

Market Outlook

As you can see in Figure 2, most markets have bounced a long way from their January lows and in some cases are posting very strong dollar returns year to date. Broadly speaking, emerging market valuations are still well below their developed market peers, but are at the high end of their long-term historical range based on price-to-earnings multiples. The blanket “emerging markets are cheap” statement no longer seems to apply, especially when you consider there is still scope for further earnings downgrades in some major emerging markets such as Brazil and perhaps India and Thailand. But the index is diverse and the answer to the valuation question is more nuanced. If you look at the equity risk premiums in Figure 3 on page 6 (current earnings yield minus the long-term average risk-free rate), you can see several of the markets are showing negative premiums currently. We acknowledge that certain high-inflation markets or markets with large sources of

Figure 2  |  Before and After January 21, 2016: Net Returns of Select MSCI Country Indices

Semi-Annual Report    5

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

Figure 3  |  Various Country Equity Risk Premiums In Negative Territory

trapped capital (domestic pension funds) consistently exhibit negative equity risk premiums. However, even those markets are more negative than normal. The most risky currencies in several cases are in countries with the most uncertain political outlook, and are trading at the largest premiums relative to history and their local risk-free rates. Several northeast Asian markets, on the other hand, still appear attractive, at least on a country valuation level. The performance differential between many Asian markets and the more fragile markets probably has to do in part with the extreme short-positioning related to concerns over dollar strength and some momentum chasing once the short-dollar unwind began.

In hindsight, the selloff to start the year was precipitated by continued dollar strength and a concern of multiple (up to four) Fed rate hikes over the course of 2016. While expectations for the extent of hikes in 2016 have eased, it’s worth noting that is in part due to concerns about global economic growth and the impact of reduced dollar liquidity on that growth. That’s not necessarily bullish for emerging markets. Global trade is still important to many developing countries, especially in Asia. Roughly two-thirds of the constituent weights of the MSCI EM Index are domiciled in countries with current account surpluses driven by economic models based on exports. The export model built on global trade and driven by increased consumer leverage in developed markets has run its course, and that is reflected in the current state of lackluster global trade growth (see Figure 4 on the next page).

This leads to the question: What are emerging markets without a global-trade tailwind? To us, this is where things get interesting. Strong global trade is great for animal spirits and broad-based equity returns, but it’s also a rising tide that lifts all boats. There were a lot of low-return, capital-intensive business models that survived on excess returns produced in a synchronized global-growth environment over most of the decade starting in 2000. Today, the tide remains out, in our view, but that does not mean there aren’t great businesses, which will increase their value over time in dollar terms. We think the more interesting companies are those with dominant market share and low capital intensity and are located in a stable domestic market with long-term penetration opportunities. The opportunity for those companies remains, regardless of U.S., European, and Japanese monetary policies.

The recent run has been strong and has pushed valuations back to normal levels relative to history in some markets, especially those most impacted by the strong dollar. Parts of northeast Asia still seem to be showing some discount to historical metrics and peers, although weak global trade growth remains a headwind for the region. We still believe we are in a slow-growth world where earnings certainty will be rewarded over potential earnings growth, even more so now after we have seen our margin of safety erode for the more fragile markets. The preference for earnings certainty has been reflected over the last few years in the quality premium noted by many market observers, a premium that is greatly diminished following the recent rally.

6    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

Figure 4 | Global Trade Volume Growth

We approach this period of uncertainty by remaining disciplined. In our portfolio construction, we will continue to emphasize diversification across sectors, geographies, market capitalization, as well as style (growth to value). We will also continue to focus on key aspects of the companies we find most attractive:

•	Sound corporate governance and strong management

•	High or increasing market share of attractive growth markets

•	Self-funded business model with consistent free cash flow supported by strong returns

•	Clear path to success

We believe these attributes lead to superior returns over the long run. By limiting the downside in retreating markets, a higher base is created for subsequent rebounds. Over time, the compounding effect of mitigating volatility with high-quality, attractively priced stocks, while participating in rising market tides, has been key to the Fund’s outperformance in the one-, three-, and five-year periods, and since its inception.

Thank you for your trust, confidence, and investing alongside us in Thornburg Developing World Fund.

Sincerely,

Ben Kirby, CFA	Charlie Wilson, PHD
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    7

PERFORMANCE SUMMARY

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

	1-YR	3-YR	5-YR	SINCE INCEP.
Class A Shares (Incep: 12/16/09)
Without sales charge	-10.61%	-3.89%	0.13%	4.68%
With sales charge	-14.65%	-5.34%	-0.78%	3.92%
Class C Shares (Incep: 12/16/09)
Without sales charge	-11.25%	-4.60%	-0.59%	3.96%
With sales charge	-12.13%	-4.60%	-0.59%	3.96%
Class I Shares (Incep: 12/16/09)	-10.15%	-3.46%	0.63%	5.24%
Class R5 Shares (Incep: 2/1/13)	-10.08%	-3.47%	—	-2.16%
Class R6 Shares (Incep: 2/1/13)	-10.06%	-3.39%	—	-2.07%
MSCI Emerging Markets Index (Since 12/16/09)	-12.03%	-4.50%	-4.13%	-0.01%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R5, and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.53%; C shares, 2.27%; I shares, 1.14%; R5 shares, 1.67%; R6 shares, 1.10%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: I shares, 1.09%; R5 shares, 1.09%; R6 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

MSCI Country Indices – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country in U.S. dollars.

MSCI Emerging Markets (EM) Index – Free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Current Account – The sum of the balance of trade (goods and services exports less imports), net income from abroad and net current transfers.

West Texas Intermediate (WTI) – A grade of crude oil used as a benchmark in oil pricing.

P/E – Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the fund’s future performance.

8    Semi-Annual Report

FUND SUMMARY

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation. Under normal market conditions the Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investments in the Fund’s portfolio normally will be weighted in favor of equity securities.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

AIA Group Ltd.	3.5%
Tencent Holdings Ltd.	3.1%
HDFC Bank Ltd. ADR	2.7%
Grupo Financiero Banorte S.A.B. de C.V.	2.5%
Facebook, Inc.	2.4%
Life Healthcare Group Holdings Ltd.	2.4%
Credicorp Ltd.	2.3%
BB Seguridade Participacoes S.A.	2.3%
Kweichow Moutai Co., Ltd.	2.3%
ITC Ltd.	2.2%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Financials	26.5%
Consumer Discretionary	15.9%
Consumer Staples	14.6%
Information Technology	11.5%
Health Care	7.4%
Industrials	7.3%
Energy	3.2%
Telecommunication Services	3.0%
Utilities	3.0%
Miscellaneous	0.9%
Materials	0.7%
Other Assets Less Liabilities	5.9%

Top Ten Industry Groups

Banks	11.1%
Food, Beverage & Tobacco	9.1%
Software & Services	8.6%
Insurance	7.8%
Media	5.5%
Retailing	5.4%
Transportation	4.2%
Real Estate	4.0%
Health Care Equipment & Services	3.9%
Diversified Financials	3.6%

Semi-Annual Report    9

FUND SUMMARY,

CONTINUED

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

Country Exposure*

(percent of equity holdings)

China	20.6%
India	11.6%
Mexico	8.1%
Hong Kong	7.3%
South Korea	7.2%
Brazil	5.3%
South Africa	4.7%
Philippines	4.5%
United States	4.5%
Taiwan	4.3%
Indonesia	4.1%
United Kingdom	4.0%
Russia	3.8%
Peru	2.5%
Thailand	2.5%
United Arab Emirates	2.2%
Malaysia	1.6%
Saudi Arabia	0.8%
Turkey	0.4%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived. The Advisor may deem certain issuers to be developing country issuers, as defined in the Fund’s prospectus, even if those issuers have country exposure in a developed country.

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 93.15%

AUTOMOBILES & COMPONENTS — 1.77%
Auto Components — 1.77%
Delphi Automotive plc	268,766	$20,162,825

		20,162,825

BANKS — 11.06%
Banks — 11.06%
Credicorp Ltd.	200,071	26,211,302
Grupo Financiero Banorte S.A.B. de C.V.	4,970,731	28,169,245
HDFC Bank Ltd. ADR	493,541	30,416,932
PT Bank Central Asia	25,029,798	25,105,303
Siam Commercial Bank plc	3,980,697	15,954,470

		125,857,252

CAPITAL GOODS — 3.14%
Electrical Equipment — 2.18%
Zhuzhou CRRC Times Electric Co., Ltd.	4,263,650	24,843,146
Industrial Conglomerates — 0.96%
CJ Corp.	63,639	10,879,175

		35,722,321

CONSUMER DURABLES & APPAREL — 3.21%
Household Durables — 3.21%
Coway Co., Ltd.	289,791	24,453,333
Haier Electronics Group Co., Ltd.	6,944,838	12,050,187

		36,503,520

DIVERSIFIED FINANCIALS — 3.63%
Diversified Financial Services — 3.63%
GT Capital Holdings, Inc.	627,624	18,946,625
Hong Kong Exchanges & Clearing Ltd.	928,972	22,346,056

		41,292,681

ENERGY — 3.21%
Oil, Gas & Consumable Fuels — 3.21%
NovaTek OAO-GDR Reg S	232,550	20,894,618
Reliance Industries Ltd.	988,780	15,603,082

		36,497,700

FOOD & STAPLES RETAILING — 2.32%
Food & Staples Retailing — 2.32%
BGF Retail Co., Ltd.	49,972	7,166,324
Magnit PJSC GDR	480,576	19,199,011

		26,365,335

FOOD, BEVERAGE & TOBACCO — 9.07%
Beverages — 2.27%
Kweichow Moutai Co., Ltd.	672,908	25,767,270
Food Products — 4.58%
China Mengniu Dairy Co., Ltd.	14,844,931	23,652,838
Grupo Lala, S.A.B. de C.V.	4,363,048	11,858,943
Ulker Biskuvi Sanayi A.S.	610,305	4,526,714
Universal Robina Corp.	2,568,156	12,092,002
Tobacco — 2.22%
ITC Ltd.	5,114,323	25,292,624

		103,190,391

HEALTH CARE EQUIPMENT & SERVICES — 3.86%
Health Care Providers & Services — 3.86%
IHH Healthcare Berhad	9,819,422	16,510,421
Life Healthcare Group Holdings Ltd.	11,328,370	27,377,614

		43,888,035

HOUSEHOLD & PERSONAL PRODUCTS — 3.25%
Personal Products — 3.25%
AmorePacific Corp.	71,303	24,098,119
Grape King Bio Ltd.	2,243,024	12,858,499

		36,956,618

Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
INSURANCE — 7.75%
Insurance — 7.75%
AIA Group Ltd.	7,084,113	$40,135,712
BB Seguridade Participacoes S.A.	3,148,211	26,004,162
Sanlam Ltd.	4,751,913	22,044,435

		88,184,309

MATERIALS — 0.73%
Chemicals — 0.73%
Yanbu National Petrochemical Co.	801,473	8,332,404

		8,332,404

MEDIA — 5.52%
Media — 5.52%
Grupo Televisa, S.A.B.	215,300	5,912,138
[a] IMAX China Holding, Inc.	2,522,906	15,171,878
[a] Liberty Global plc LiLAC	592,369	22,438,938
Zee Entertainment Enterprises Ltd.	3,293,260	19,250,571

		62,773,525

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 3.54%
Pharmaceuticals — 3.54%
[a,b] China Animal Healthcare Ltd.	35,787,582	3,460,033
Sun Pharmaceutical Industries Ltd.	1,601,562	19,978,865
Tasly Pharmaceutical Group Co., Ltd.	2,802,563	16,830,284

		40,269,182

REAL ESTATE — 4.04%
Real Estate Investment Trusts — 2.01%
Fibra Uno Administracion, S.A. de C.V.	9,807,509	22,814,167
Real Estate Management & Development — 2.03%
Emaar Properties PJSC	14,088,498	23,090,868

		45,905,035

RETAILING — 5.43%
Internet & Catalog Retail — 2.37%
GS Home Shopping, Inc.	58,268	9,461,671
[a] JD.com, Inc. ADR	657,692	17,428,838
Multiline Retail — 3.06%
Matahari Department Store Tbk	13,160,224	18,211,924
Robinsons Retail Holdings, Inc.	10,352,568	16,637,855

		61,740,288

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.26%
Semiconductors & Semiconductor Equipment — 1.26%
Hermes Microvision, Inc.	499,820	14,287,671

		14,287,671

SOFTWARE & SERVICES — 8.58%
Information Technology Services — 1.80%
Visa, Inc.	268,500	20,534,880
Internet Software & Services — 5.50%
[a] Facebook, Inc.	243,312	27,761,899
Tencent Holdings Ltd.	1,702,175	34,779,240
Software — 1.28%
Linx S.A.	1,093,440	14,578,592

		97,654,611

TECHNOLOGY HARDWARE & EQUIPMENT — 1.63%
Electronic Equipment, Instruments & Components — 1.63%
Largan Precision Co., Ltd.	239,862	18,594,820

		18,594,820

TELECOMMUNICATION SERVICES — 3.02%
Diversified Telecommunication Services — 1.12%
Bharti Infratel Ltd.	2,144,880	12,696,485
Wireless Telecommunication Services — 1.90%
China Mobile Ltd.	1,943,790	21,649,591

		34,346,076

12    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
TRANSPORTATION — 4.16%
Road & Rail — 1.50%
Kansas City Southern	199,019	$17,006,174
Transportation Infrastructure — 2.66%
Airports of Thailand Public Co., Ltd.	904,568	10,336,451
Shanghai International Air Co., Ltd.	4,290,947	19,976,562

		47,319,187

UTILITIES — 2.97%
Electric Utilities — 1.36%
Equatorial Energia SA	1,361,310	15,507,421
Water Utilities — 1.61%
CT Environmental Group Ltd.	62,323,152	18,237,356

		33,744,777

TOTAL COMMON STOCK (Cost $990,069,468)		1,059,588,563

OTHER GOVERNMENT — 0.93%
MISCELLANEOUS — 0.93%
Miscellaneous — 0.93%
Nota do Tesouro Nacional (BRL), 10.00% due 1/1/2021	$42,317,000	10,589,836

TOTAL OTHER GOVERNMENT (Cost $9,234,653)		10,589,836

SHORT TERM INVESTMENTS — 3.84%
[c] Thornburg Capital Management Fund	4,372,916	43,729,163

TOTAL SHORT TERM INVESTMENTS (Cost $43,729,163)		43,729,163

TOTAL INVESTMENTS — 97.92% (Cost $1,043,033,284)		$1,113,907,562
OTHER ASSETS LESS LIABILITIES — 2.08%		23,627,563

NET ASSETS — 100.00%		$1,137,535,125

Footnote Legend

a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2015	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL MARCH 31, 2016	MARKET VALUE MARCH 31, 2016	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Thornburg Capital Management Fund	9,917,505	27,191,920	32,736,509	4,372,916	$43,729,163	$125,036	$—

Total non-controlled affiliated issuers -3.84% of net assets					$43,729,163	$125,036	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt
BRL	Denominated in Brazilian Real
GDR	Global Depository Receipt

See notes to financial statements.

Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

ASSETS
Investments at value (cost $1,043,033,284) (Note 2)	$1,113,907,562
Cash	24,916
Cash denominated in foreign currency (cost $2,242,951)	2,242,951
Receivable for investments sold	27,325,739
Receivable for fund shares sold	9,114,515
Dividends receivable	825,631
Dividend and interest reclaim receivable	379,314
Prepaid expenses and other assets	91,174

Total Assets	1,153,911,802

LIABILITIES
Payable for investments purchased	7,454,592
Payable for fund shares redeemed	3,306,590
Unrealized depreciation on forward currency contracts (Note 7)	3,207,126
Payable to investment advisor and other affiliates (Note 3)	1,008,641
Deferred taxes payable	418,574
Accounts payable and accrued expenses	981,094
Dividends payable	60

Total Liabilities	16,376,677

NET ASSETS	$1,137,535,125

NET ASSETS CONSIST OF
Accumulated net investment loss	$(1,008,540)
Net unrealized appreciation on investments	67,226,238
Accumulated net realized gain (loss)	(320,500,404)
Net capital paid in on shares of beneficial interest	1,391,817,831

$1,137,535,125

14    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($170,373,558 applicable to 10,732,501 shares of beneficial interest outstanding - Note 4)	$15.87
Maximum sales charge, 4.50% of offering price	0.75

Maximum offering price per share	$16.62

Class C Shares:
Net asset value and offering price per share* ($136,060,974 applicable to 8,934,109 shares of beneficial interest outstanding - Note 4)	$15.23

Class I Shares:
Net asset value, offering and redemption price per share ($804,818,652 applicable to 49,833,671 shares of beneficial interest outstanding - Note 4)	$16.15

Class R5 Shares:
Net asset value, offering and redemption price per share ($5,619,366 applicable to 349,066 shares of beneficial interest outstanding - Note 4)	$16.10

Class R6 Shares:
Net asset value, offering and redemption price per share ($20,662,575 applicable to 1,279,858 shares of beneficial interest outstanding - Note 4)	$16.14

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Developing World Fund	Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $575,873)	$5,904,922
Interest income	982,760

Total Income	6,887,682

EXPENSES
Investment advisory fees (Note 3)	5,657,046
Administration fees (Note 3)
Class A Shares	113,704
Class C Shares	88,660
Class I Shares	214,445
Class R5 Shares	1,358
Distribution and service fees (Note 3)
Class A Shares	226,519
Class C Shares	708,888
Transfer agent fees
Class A Shares	187,025
Class C Shares	144,637
Class I Shares	549,732
Class R5 Shares	9,821
Class R6 Shares	3,478
Registration and filing fees
Class A Shares	20,658
Class C Shares	11,359
Class I Shares	52,035
Class R5 Shares	12,471
Class R6 Shares	12,557
Custodian fees (Note 3)	422,125
Professional fees	39,585
Accounting fees (Note 3)	36,941
Trustee fees	28,255
Other expenses	113,825

Total Expenses	8,655,124
Less:
Investment advisory fees waived by investment advisor (Note 3)	(324,249)
Expenses reimbursed by investment advisor (Note 3)	(426,714)

Net Expenses	7,904,161

Net Investment Loss	$(1,016,479)

16    Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Developing World Fund	Six Months Ended March 31, 2016 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(65,554,929)
Forward currency contracts (Note 7)	(170,807)
Foreign currency transactions	(1,710,235)

(67,435,971)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $403,751)	136,389,964
Forward currency contracts (Note 7)	1,179,748
Foreign currency translations	6,156

137,575,868

Net Realized and Unrealized Gain	70,139,897

Net Increase in Net Assets Resulting from Operations	$69,123,418

See notes to financial statements.

Semi-Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Developing World Fund

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31, 2016*	SEPTEMBER 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(1,016,479)	$9,495,705
Net realized gain (loss) from investments, forward currency contracts, and foreign currency transactions	(67,435,971)	(178,080,350)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, forward currency translations, and deferred taxes	137,575,868	(235,638,599)

Net Increase (Decrease) in Net Assets Resulting from Operations	69,123,418	(404,223,244)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	—	(305,746)
Class I Shares	(556,972)	(7,517,677)
Class R5 Shares	(3,949)	(39,389)
Class R6 Shares	(16,516)	(178,462)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(46,563,179)	(194,862,909)
Class C Shares	(26,007,474)	(35,907,758)
Class I Shares	(262,406,455)	(1,052,861,620)
Class R5 Shares	5,300	(677,452)
Class R6 Shares	(1,580,256)	3,921,323

Net Decrease in Net Assets	(268,006,083)	(1,692,652,934)

NET ASSETS
Beginning of Period	1,405,541,208	3,098,194,142

End of Period	$1,137,535,125	$1,405,541,208

Undistributed (distribution in excess of) net investment income	$(1,008,540)	$585,376

*	Unaudited.

See notes to financial statements.

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R5” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor, the (“Advisor”), to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

20    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2016
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(a)
Assets
Investments in Securities*
Common Stock(b)	$1,059,588,563	$1,029,837,609	$26,290,921	$3,460,033
Other Government	10,589,836	—	10,589,836	—
Short Term Investments	43,729,163	43,729,163	—	—

Total Investments in Securities	$1,113,907,562	$1,073,566,772	$36,880,757	$3,460,033

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(3,207,126)	$—	$(3,207,126)	$—
Spot Currency	$(61,818)	$(61,818)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, a fair value determination was applied to a portfolio security characterized as a Level 3 investment at March 31, 2016. The valuation technique and unobservable inputs used to value this portfolio security was the application of a discount to the valuation determined by the Valuation and Pricing Committee due to a halt in trading of the security and lack of information, as well as illiquidity.
(b)	At March 31, 2016, industry classifications for Common Stock in Levels 2 and 3 consist of $15,954,470 in Banks, $3,460,033 in Pharmaceuticals, Biotechnology and Life Sciences and $10,336,451 in Transportation.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2016 is as follows:

	COMMON STOCK	TOTAL(c)
Beginning Balance 9/30/2015	$2,355,625	$2,355,625
Accrued Discounts (Premiums)	—	—
Net Realized Gain (Loss)(a)	(428,351)	(428,351)
Gross Purchases	—	—
Gross Sales	(92,896)	(92,896)
Net Change in Unrealized Appreciation (Depreciation)(b)	1,625,655	1,625,655
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance 3/31/2016	$3,460,033	$3,460,033

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2016.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2016, and includes $1,625,655 of the net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2016, which were valued using significant unobservable inputs.
(c)	Level 3 investments represent 0.30% of total net assets at the six months ended March 31, 2016. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

22    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .975 of 1% to .775 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2016 the Fund paid $36,941 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2016, the Distributor has advised the Fund that it earned commissions aggregating $11,016 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,481 from net redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2016, the Advisor voluntarily waived Fund level investment advisory fees of $48,860 for Class A shares, $38,098 for Class C shares, $230,373 for Class I shares, $1,459 for Class R5 shares and $5,459 for Class R6 shares. The Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,693 for Class A shares and $2,945 for Class C shares. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $385,121 for Class I shares, $20,906 for Class R5 shares and $16,049 for Class R6 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Fund had no transactions with affiliated funds.

Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2016 (UNAUDITED)		SEPTEMBER 30, 2015 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,019,031	$30,907,134	6,122,531	$109,999,302
Shares issued to shareholders in reinvestment of dividends	—	—	19,021	288,166
Shares repurchased	(5,075,297)	(77,470,313)	(17,017,940)	(305,150,377)

Net increase (decrease)	(3,056,266)	$(46,563,179)	(10,876,388)	$(194,862,909)

Class C Shares
Shares sold	620,255	$9,109,005	2,635,964	$46,044,059
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2,390,102)	(35,116,479)	(4,826,475)	(81,951,817)

Net increase (decrease)	(1,769,847)	$(26,007,474)	(2,190,511)	$(35,907,758)

Class I Shares
Shares sold	15,020,856	$230,818,763	58,044,611	$1,065,967,200
Shares issued to shareholders in reinvestment of dividends	32,820	515,929	437,693	6,877,427
Shares repurchased	(31,832,255)	(493,741,147)	(117,474,718)	(2,125,706,247)

Net increase (decrease)	(16,778,579)	$(262,406,455)	(58,992,414)	$(1,052,861,620)

Class R5 Shares
Shares sold	85,909	$1,323,667	251,105	$4,536,726
Shares issued to shareholders in reinvestment of dividends	252	3,949	2,544	39,389
Shares repurchased	(89,517)	(1,322,316)	(295,282)	(5,253,567)

Net increase (decrease)	(3,356)	$5,300	(41,633)	$(677,452)

Class R6 Shares
Shares sold	296,502	$4,563,394	1,107,694	$20,345,235
Shares issued to shareholders in reinvestment of dividends	1,029	16,169	9,657	150,167
Shares repurchased	(397,892)	(6,159,819)	(938,665)	(16,574,079)

Net increase (decrease)	(100,361)	$(1,580,256)	178,686	$3,921,323

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $483,944,885 and $781,292,619, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,043,033,284

Gross unrealized appreciation on a tax basis	$131,673,808
Gross unrealized depreciation on a tax basis	(60,799,530)

Net unrealized appreciation (depreciation) on investments (tax basis)	$70,874,278

24    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

At March 31, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2014 through September 30, 2015 of $179,997,843. For tax purposes, such losses will be recognized in the year ending September 30, 2016.

At March 31, 2016, the Fund had cumulative tax basis capital losses of $72,973,025, (of which $56,834,022 are short-term and $16,139,003 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2016, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2016 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the six months ended March 31, 2016 was $289,918,393. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2016:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2016
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Chinese Yuan Renminbi	Sell	666,949,200	02/16/2017	101,355,440	$—	$(3,207,126)

Total					$—	$(3,207,126)

Net unrealized appreciation (depreciation)						$(3,207,126)

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2016 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2016
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(3,207,126)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2016 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2016 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $3,207,126. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2016 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS
RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2016
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$(170,807)	$(170,807)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS
RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2016
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$1,179,748	$1,179,748

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

26    Semi-Annual Report

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Semi-Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Developing World Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2016(b)(c)	$15.03	(0.03)	0.87	0.84	—	—	—	$15.87	(0.45	)(d)	1.59	(d)	1.59	(d)	1.65	(d)	5.59	41.84	$170,373
2015(c)	$18.61	0.02	(3.58)	(3.56)	(0.02)	—	(0.02)	$15.03	0.14		1.53		1.53		1.53		(19.12)	96.74	$207,282
2014(c)	$17.77	0.03	0.81	0.84	—	—	—	$18.61	0.15		1.45		1.45		1.45		4.73	61.46	$459,121
2013(c)	$15.71	0.01	2.06	2.07	(0.01)	—	(0.01)	$17.77	0.05		1.48		1.48		1.59		13.19	61.67	$347,073
2012(c)	$12.50	(0.01)	3.22	3.21	—	—	—	$15.71	(0.05)		1.69		1.69		1.85		25.68	129.49	$39,390
2011(c)	$14.44	(0.01)	(1.91)	(1.92)	(0.02)	—	(0.02)	$12.50	(0.05)		1.63		1.62		1.89		(13.34)	129.15	$24,929
CLASS C SHARES
2016(b)	$14.48	(0.09)	0.84	0.75	—	—	—	$15.23	(1.18	)(d)	2.33	(d)	2.33	(d)	2.39	(d)	5.18	41.84	$136,061
2015	$18.03	(0.09)	(3.46)	(3.55)	—	—	—	$14.48	(0.55)		2.27		2.27		2.27		(19.69)	96.74	$154,943
2014	$17.34	(0.11)	0.80	0.69	—	—	—	$18.03	(0.62)		2.23		2.23		2.23		3.98	61.46	$232,493
2013	$15.44	(0.12)	2.02	1.90	—	—	—	$17.34	(0.71)		2.26		2.26		2.40		12.31	61.67	$106,168
2012	$12.37	(0.11)	3.18	3.07	—	—	—	$15.44	(0.76)		2.38		2.38		2.86		24.82	129.49	$10,006
2011	$14.39	(0.11)	(1.90)	(2.01)	(0.01)	—	(0.01)	$12.37	(0.74)		2.34		2.34		2.89		(13.96)	129.15	$7,258
CLASS I SHARES
2016(b)	$15.27	— (e)	0.89	0.89	(0.01)	—	(0.01)	$16.15	0.05	(d)	1.09	(d)	1.09	(d)	1.23	(d)	5.83	41.84	$804,819
2015	$18.92	0.10	(3.65)	(3.55)	(0.10)	—	(0.10)	$15.27	0.52		1.09		1.09		1.14		(18.75)	96.74	$1,016,898
2014	$18.05	0.10	0.84	0.94	(0.07)	—	(0.07)	$18.92	0.54		1.09		1.09		1.09		5.20	61.46	$2,376,420
2013	$15.96	0.09	2.09	2.18	(0.09)	—	(0.09)	$18.05	0.52		1.04		1.04		1.22		13.74	61.67	$828,147
2012	$12.62	0.08	3.26	3.34	—	—	—	$15.96	0.57		1.09		1.09		1.45		26.47	129.49	$53,103
2011	$14.52	0.09	(1.96)	(1.87)	(0.03)	—	(0.03)	$12.62	0.55		1.04		1.04		1.47		(12.89)	129.15	$27,019
CLASS R5 SHARES
2016(b)	$15.22	— (e)	0.89	0.89	(0.01)	—	(0.01)	$16.10	0.06	(d)	1.09	(d)	1.09	(d)	1.91	(d)	5.86	41.84	$5,619
2015	$18.86	0.12	(3.65)	(3.53)	(0.11)	—	(0.11)	$15.22	0.66		1.09		1.09		1.67		(18.72)	96.74	$5,363
2014	$18.04	0.13	0.80	0.93	(0.11)	—	(0.11)	$18.86	0.67		1.09		1.09		1.90		5.17	61.46	$7,433
2013(f)	$17.49	0.08	0.47	0.55	—	—	—	$18.04	0.47	(d)	1.07	(d)	1.07	(d)	17.45	(d)(g)	3.14	61.67	$697
CLASS R6 SHARES
2016(b)	$15.25	0.01	0.89	0.90	(0.01)	—	(0.01)	$16.14	0.15	(d)	0.99	(d)	0.99	(d)	1.20	(d)	5.92	41.84	$20,663
2015	$18.91	0.15	(3.68)	(3.53)	(0.13)	—	(0.13)	$15.25	0.84		0.99		0.99		1.10		(18.68)	96.74	$21,055
2014	$18.08	0.11	0.84	0.95	(0.12)	—	(0.12)	$18.91	0.57		0.99		0.99		1.10		5.26	61.46	$22,727
2013(f)	$17.51	0.04	0.53	0.57	—	—	—	$18.08	0.20	(d)	0.98	(d)	0.98	(d)	1.99	(d)	3.26	61.67	$14,422

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Effective date of this class of shares was February 1, 2013.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Semi-Annual Report	Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD†
	10/1/15	3/31/16	10/1/15–3/31/16
CLASS A SHARES
Actual	$1,000.00	$1,055.90	$8.17
Hypothetical*	$1,000.00	$1,017.05	$8.02
CLASS C SHARES
Actual	$1,000.00	$1,051.80	$11.95
Hypothetical*	$1,000.00	$1,013.35	$11.73
CLASS I SHARES
Actual	$1,000.00	$1,058.30	$5.61
Hypothetical*	$1,000.00	$1,019.55	$5.50
CLASS R5 SHARES
Actual	$1,000.00	$1,058.60	$5.62
Hypothetical*	$1,000.00	$1,019.54	$5.51
CLASS R6 SHARES
Actual	$1,000.00	$1,059.20	$5.09
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.59%; C: 2.33%; I: 1.09%; R5: 1.09%; R6: 0.99%;) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30    Semi-Annual Report

OTHER INFORMATION

Thornburg Developing World Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    31

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Fund’s investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task–our principal obligation to you–is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

32    Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    33

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Semi-Annual Report    35

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH2148

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Semi-Annual Report

Thornburg Better World International Fund

March 31, 2016

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697

Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

April 22, 2016

Dear Fellow Shareholder:

The market volatility that greeted Thornburg Better World International Fund when it debuted last September returned with greater intensity at the beginning of January. Renewed concerns about the start of monetary tightening in the U.S., tighter financial conditions in Europe and decelerating growth in China and emerging markets more generally hit market sentiment and hurt risk assets, from stocks to high yield bonds and commodities. But the Fund started 2016 strongly, thanks to the conservative nature of the portfolio, outperforming our benchmark by three percentage points over the first three tumultuous weeks of the year. That reflects, we believe, the Fund’s focus on attractively priced stocks of quality companies with solid business models, strong growth prospects and high standards of corporate governance, environmental impact and social responsibility.

While we were pleased to see the downside protection work as intended, the Fund has lagged the rebound in risk assets since early February, as U.S. Federal Reserve monetary guidance turned more dovish, the European Central Bank surprised markets with greater-than-expected stimulus and Chinese economic data beat expectations. Global stocks then rallied, led by commodities and industrials—volatile and cyclical sectors in which we have less exposure. As long-term investors, we aim to take advantage of market volatility to opportunistically upgrade the portfolio, rather than chase rallies that appear driven more by central bank policy and fund flows than company-specific fundamentals. By mitigating downside pressure through its quality tilt and defensive construction, the Fund can create a higher base off which to compound returns over time, hopefully leading to outperformance with less volatility over the long run.

Thornburg Better World International Fund’s net asset value (A shares without sales charge) rose 0.24% in the first quarter of 2016, and in the six months since its inception on September 30, 2015, returned 4.36%, outperforming the MSCI All Country (AC) World ex-U.S. Index’s 0.38% loss in the first quarter and 2.86% gain in the first half of its current fiscal year, respectively. Stock selection accounted for all the outperformance, while effects from currency and, to a marginal extent, allocation were drags.

Top performers over the last six months were Sundrug Co., Premium Brands Holdings and Copa Holdings. Japan’s Sundrug benefitted from its drug and discount store formats, which continue to gain market share while serving the needs of an aging domestic demographic and tourists. Canadian specialty foods retail and foodservice provider Premium Brands saw accelerating growth from serving new, quick-service restaurant customers and further geographic expansion of its core premium natural foods business. Based in Panama, regional air carrier Copa was lifted by early signs of economic recovery in Latin America.

The bottom performers for the six-month period were Bank of Ireland, Italy’s Intesa Sanpaolo and UBS. All three financial stocks were hit by worries that low or negative deposit rates in Europe will hurt net interest margins and profitability, not to mention expanding regulatory capital requirements. Given those macroeconomic and regulatory considerations, our weighting to the financial sector is nearly nine percentage points less than the benchmark’s, and much of our exposure is in non-bank financials, which helps reduce correlations with commercial banking stocks.

We’re bottom-up investors striving to stay on top of innovation and emerging trends across sectors in our focused yet diversified portfolio. Innovative, disruptive companies are oftentimes fast-growing enterprises, with multiples that may screen poorly for traditional value investors. We’re value investors, but not in the traditional sense of low price-to-book or price-to-earnings ratios. Rather, we consider growth an integral component of value, and consider valuation multiples against what we assess to be a stock’s intrinsic appreciation prospects. Is the market accurately assessing the future earnings potential from innovations in the business model of a non-bank financial, or a consumer staple, or a power utility? It’s a critical question for investors who value a margin of safety, particularly when those business models are changing as a result of innovation and structural shifts in an industry.

For example, the business models of traditional power utilities are undergoing radical changes as regulatory initiatives favor cleaner inputs—renewables such as solar and wind generation—over carbon- and even nuclear-based generation. The days of prescribed investment returns for inefficient electricity providers enjoying a captive client base thanks to a geographic monopoly may be numbered. Utilities that adopt new technologies such as solar and manage them efficiently stand to benefit, increasingly without government subsidies. That’s because the marginal cost of solar and wind is zero. And as the scale of utility-installed solar and wind generation units expands, it undercuts the economics of coal, gas and even nuclear, because all three carry additional costs for every additional unit of power produced. As renewables drive clearing prices lower on average, natural gas, coal and nuclear generation earn less and less money.

That’s why, despite current, rock-bottom natural gas and coal prices, it’s not surprising that in 2015 clean energy investment hit new records, doubling the amount going into fossil fuels.1 As Bloomberg New Energy Finance noted: “The reason solar-power generation will increasingly dominate: It’s a technology,

4    Semi-Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

not a fuel.” On top of solar’s crucial marginal cost advantage, battery prices to store electricity when it’s not sunny are also falling fast.

Thornburg Better World International Fund does not generally expect to hold tobacco, weaponry, gambling, coal and oil companies. But as for the energy and power firms, it’s important to note that we don’t have hard cut-offs if the company is favoring investment in renewables over legacy power generation assets. That’s why we own NextEra Energy, which has some legacy coal and nuclear generation capacity, but is at the forefront of the solar and wind buildouts in the U.S. Its legacy assets are fast-becoming smaller components of its power generation mix.

Just as we view market volatility as an opportunity, as long-term investors we look at opportunities that dynamic, industry-leading companies can represent.

Thank you for investing alongside us in Thornburg Better World International Fund.

Sincerely,

Rolf Kelly, CFA
Portfolio Manager
Managing Director

1.	Source: Bloomberg, April 4, 2016.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

SINCE INCEP.
Class A Shares (Incep: 9/30/15)
Without sales charge	4.36%
With sales charge	-0.32%
Class C Shares (Incep: 9/30/15)
Without sales charge	4.02%
With sales charge	3.02%
Class I Shares (Incep: 9/30/15)	4.77%
MSCI AC World ex-U.S. Index (Since 9/30/15)	2.86%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 2.83%; C shares, 3.13%; I shares, 1.68%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.83%; C shares, 2.38%; I shares, 1.09%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

MSCI All Country (AC) World ex-US Index – A market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Margin of safety – The difference between the intrinsic value of a stock and its market price. Margin of safety doesn’t guarantee a successful investment, but it does provide room for error in an analyst’s judgment.

Multiple – A valuation multiple reflects an investment’s market value relative to some key metric. Price to earnings ratio (P/E) is a commonly used multiple. It’s calculated by dividing a stock’s price by the company’s earnings per share.

Price/Book ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

P/E – Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the fund’s future performance.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

Objectives and Strategies

The Fund seeks long-term capital appreciation.

The Fund invests primarily in a broad range of foreign companies that demonstrate one or more positive environmental, social and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which are high-quality and attractively valued.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

Europris ASA	2.9%
Thermo Fisher Scientific, Inc.	2.9%
Brenntag AG	2.8%
Telenet Group Holding NV	2.6%
ING Groep N.V.	2.6%
AIA Group Ltd.	2.5%
Perrigo Co. plc	2.4%
Empiric Student Property plc	2.4%
Novartis AG	2.3%
Nokia Oyj	2.3%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Consumer Discretionary	24.8%
Financials	17.7%
Health Care	10.6%
Consumer Staples	10.5%
Information Technology	10.0%
Industrials	6.4%
Utilities	4.0%
Telecommunication Services	3.7%
Materials	0.7%
Other Assets Less Liabilities	11.7%

Top Ten Industry Groups

Media	11.4%
Real Estate	7.9%
Pharmaceuticals, Biotechnology & Life Sciences	7.7%
Food, Beverage & Tobacco	7.0%
Retailing	6.5%
Consumer Durables & Apparel	5.1%
Banks	4.7%
Technology Hardware & Equipment	4.4%
Software & Services	4.1%
Utilities	4.0%

Country Exposure*

(percent of equity holdings)

Japan	16.2%
United Kingdom	11.8%
United States	10.8%
Ireland	6.6%
Netherlands	6.5%
Germany	5.3%
Norway	5.3%
Switzerland	4.8%
India	4.3%
Mexico	3.5%
Spain	3.3%
Belgium	3.0%
Canada	3.0%
Hong Kong	2.8%
Finland	2.6%
Chile	2.0%
Philippines	2.0%
Taiwan	1.8%
Australia	1.3%
South Africa	1.3%
New Zealand	1.1%
China	0.9%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 88.27%

BANKS — 4.74%
Banks — 4.74%
[a] Bank of Ireland	1,295,527	$375,916
ING Groep N.V.	37,776	456,934

		832,850

CAPITAL GOODS — 2.78%
Trading Companies & Distributors — 2.78%
Brenntag AG	8,546	488,169

		488,169

COMMERCIAL & PROFESSIONAL SERVICES — 1.42%
Commercial Services & Supplies — 1.42%
Multi-Color Corp.	4,674	249,358

		249,358

CONSUMER DURABLES & APPAREL — 5.15%
Household Durables — 3.34%
[a] Cairn Homes plc	167,656	220,823
Sony Corp.	14,216	365,426
Leisure Products — 1.81%
Shimano, Inc.	2,029	318,020

		904,269

CONSUMER SERVICES — 1.79%
Hotels, Restaurants & Leisure — 1.79%
Compass Group plc	17,776	313,518

		313,518

DIVERSIFIED FINANCIALS — 2.63%
Diversified Financial Services — 2.63%
GT Capital Holdings, Inc.	10,379	313,320
Japan Exchange Group, Inc.	9,736	149,139

		462,459

FOOD & STAPLES RETAILING — 3.55%
Food & Staples Retailing — 3.55%
Sundrug Co., Ltd.	4,219	315,642
Tsuruha Holdings, Inc.	3,130	307,869

		623,511

FOOD, BEVERAGE & TOBACCO — 6.96%
Food Products — 6.96%
Aryzta AG	8,100	335,524
Marine Harvest ASA	11,041	170,124
Orkla ASA	16,157	146,346
Premium Brands Holdings Corp.	4,444	187,546
Wessanen NV	35,280	382,021

		1,221,561

HEALTH CARE EQUIPMENT & SERVICES — 2.90%
Health Care Equipment & Supplies — 1.78%
Olympus Corp.	8,051	312,969
Health Care Providers & Services — 1.12%
Life Healthcare Group Holdings Ltd.	81,467	196,884

		509,853

INSURANCE — 2.47%
Insurance — 2.47%
AIA Group Ltd.	76,465	433,220

		433,220

MATERIALS — 0.65%
Chemicals — 0.65%
International Flavors & Fragrances, Inc.	1,011	115,021

		115,021

MEDIA — 11.36%
Media — 11.36%
DHX Media Ltd.	48,682	271,757
[a] Dish TV India Ltd.	194,760	258,808
Megacable Holdings S.A.B. de C.V.	67,207	278,908

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
ProSiebenSat.1 Media SE	6,451	$331,685
RELX plc	13,768	255,879
[a] Telenet Group Holding NV	9,166	463,978
Zee Entertainment Enterprises Ltd.	22,965	134,241

		1,995,256

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 7.65%
Pharmaceuticals — 4.76%
Novartis AG	5,680	411,727
Perrigo Co. plc	3,323	425,111
Life Sciences Tools & Services — 2.89%
Thermo Fisher Scientific, Inc.	3,583	507,317

		919,044

REAL ESTATE — 7.88%
Real Estate Investment Trusts — 6.52%
Empiric Student Property plc	268,260	421,891
Fibra Uno Administracion, S.A. de C.V.	115,337	268,296
Merlin Properties Socimi, S.A.	23,355	271,603
Tritax Big Box REIT plc	94,895	183,314
Real Estate Management & Development — 1.36%
Foxtons Group plc	102,020	238,471

		1,383,575

RETAILING — 6.51%
Internet & Catalog Retail — 2.09%
[a] SurfStitch Group Ltd.	190,273	202,008
Trade Me Ltd.	53,595	163,922
Multiline Retail — 4.42%
[a] Europris ASA	108,585	510,466
Poundland Group plc	118,881	266,359

		1,142,755

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.57%
Semiconductors & Semiconductor Equipment — 1.57%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	10,514	275,467

		275,467

SOFTWARE & SERVICES — 4.07%
Information Technology Services — 4.07%
[a] InterXion Holding NV	4,662	161,212
MasterCard, Inc.	2,421	228,784
[a] PayPal Holdings, Inc.	8,433	325,514

		715,510

TECHNOLOGY HARDWARE & EQUIPMENT — 4.35%
Communications Equipment — 2.26%
Nokia Oyj	66,851	397,465
Electronic Equipment, Instruments & Components — 2.09%
Keyence Corp.	672	366,556

		764,021

TELECOMMUNICATION SERVICES — 3.66%
Diversified Telecommunication Services — 3.66%
Bharti Infratel Ltd.	44,976	266,233
Nippon Telegraph & Telephone Corp.	8,731	376,097

		642,330

TRANSPORTATION — 2.22%
Transportation Infrastructure — 2.22%
[a] Aena S.A.	1,923	248,249
Shanghai International Air Co., Ltd.	30,600	142,459

		390,708

UTILITIES — 3.96%
Electric Utilities — 1.40%
Nextera Energy, Inc.	2,081	246,266
Multi-Utilities — 0.82%
National Grid plc	10,176	144,282
Water Utilities — 1.74%

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
Aguas Andinas S.A.	534,700	$304,904

		695,452

TOTAL COMMON STOCK (Cost $14,624,840)		15,503,018

RIGHTS — 0.00%
CONSUMER DURABLES & APPAREL — 0.00%
Household Durables — 0.00%
[a] Cairn Homes plc Rights	29,562	0

TOTAL RIGHTS (Cost $0)		0

SHORT TERM INVESTMENTS — 12.17%
[b] Thornburg Capital Management Fund	213,739	2,137,392

TOTAL SHORT TERM INVESTMENTS (Cost $2,137,392)		2,137,392

TOTAL INVESTMENTS — 100.44% (Cost $16,762,232)		$17,640,410
LIABILITIES NET OF OTHER ASSETS — (0.44)%		(76,807)

NET ASSETS — 100.00%		$17,563,603

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/ PRINCIPAL SEPTEMBER 30, 2015	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/ PRINCIPAL MARCH 31, 2016	MARKET VALUE MARCH 31, 2016	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Thornburg Capital Management Fund*	—	1,751,286	1,537,547	213,739	$2,137,392	$3,473	$—

Total non-controlled affiliated issuers - 12.17% of net assets					$2,137,392	$3,473	$—

*	Issuer not affiliated at September 30, 2015.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

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Semi-Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

ASSETS
Investments at value (cost $16,762,232) (Note 2)	$17,640,410
Cash	828
Cash denominated in foreign currency (cost $1,173)	1,174
Receivable for investments sold	105,689
Receivable for fund shares sold	22,004
Receivable from investment advisor	13,970
Dividends receivable	14,088
Dividend and interest reclaim receivable	3,413
Prepaid expenses and other assets	37,625

Total Assets	17,839,201

LIABILITIES
Payable for investments purchased	274,867
Accounts payable and accrued expenses	731

Total Liabilities	275,598

NET ASSETS	$17,563,603

NET ASSETS CONSIST OF
Undistributed net investment income	$18,627
Net unrealized appreciation on investments	878,519
Accumulated net realized gain (loss)	(102,299)
Net capital paid in on shares of beneficial interest	16,768,756

$17,563,603

12    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($ 599,383 applicable to 48,116 shares of beneficial interest outstanding - Note 4)	$12.46
Maximum sales charge, 4.50% of offering price	0.59

Maximum offering price per share	$13.05

Class C Shares:
Net asset value and offering price per share* ($ 184,702 applicable to 14,875 shares of beneficial interest outstanding - Note 4)	$12.42

Class I Shares:
Net asset value, offering and redemption price per share ($ 16,779,518 applicable to 1,341,549 shares of beneficial interest outstanding - Note 4)	$12.51

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Better World International Fund	Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $7,848)	$92,569

EXPENSES
Investment advisory fees (Note 3)	74,603
Administration fees (Note 3)
Class A Shares	172
Class C Shares	73
Class I Shares	3,728
Distribution and service fees (Note 3)
Class A Shares	345
Class C Shares	398
Transfer agent fees
Class A Shares	1,098
Class C Shares	1,098
Class I Shares	1,251
Registration and filing fees
Class A Shares	15,354
Class C Shares	15,352
Class I Shares	15,358
Custodian fees (Note 3)	19,975
Professional fees	60,016
Accounting fees (Note 3)	214
Trustee fees	915
Other expenses	12,013

Total Expenses	221,963
Less:
Expenses reimbursed by investment advisor (Note 3)	(52,884)
Investment advisory fees waived by investment advisor (Note 3)	(95,137)

Net Expenses	73,942

Net Investment Income	18,627

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(51,463)
Forward currency contracts (Note 7)	(31,184)
Foreign currency transactions	(19,652)

(102,299)

Net change in unrealized appreciation (depreciation) on:
Investments	878,178
Foreign currency translations	341

878,519

Net Realized and Unrealized Gain	776,220

Net Increase in Net Assets Resulting from Operations	$794,847

See notes to financial statements.

14    Semi-Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Better World International Fund (Unaudited)

SIX MONTHS ENDED
MARCH 31, 2016*
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$18,627
Net realized gain (loss) from investments, forward currency contracts and foreign currency transactions	(102,299)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	878,519

Net Increase (Decrease) in Net Assets Resulting from Operations	794,847

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	580,425
Class C Shares	181,271
Class I Shares	16,007,060

Net Increase in Net Assets	17,563,603

NET ASSETS
Beginning of Period	—

End of Period	$17,563,603

Undistributed net investment income	$18,627

*	For the period from commencement of operations on October 1, 2015 through March 31, 2016 (unaudited).

See notes to financial statements.

Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Better World International Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on September 30, 2015. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed Thornburg Investment Management, Inc. (“the Advisor”) to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2016
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$15,503,018	$15,503,018	$—	$—
Rights	—	—	—	—
Short Term Investments	2,137,392	2,137,392	—	—

Total Investments in Securities	$17,640,410	$17,640,410	$—	$—
Other Financial Instruments**
Spot Currency	$781	$781	$—	$—
Liabilities
Other Financial Instruments**
Spot Currency	$(47)	$(47)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld based on applicable laws and regulations, and industry convention.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2016, these fees were payable at annual rates ranging from .975 of 1% to .775 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2016 the Fund paid $214 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $1,117 from the sale of Class A shares of the Fund, and collected no contingent deferred sales charges from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .20 of 1% per annum of the average daily net assets attributable to each Class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2016, the Advisor voluntarily waived Fund level investment advisory fees of $1,708 for Class A shares, $732 for Class C shares, and $92,697 for Class I shares. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $16,160 for Class A shares, $16,133 for Class C shares, and $20,591 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by affiliated Trustees and Officers and the Advisor is approximately 90.84%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2016, the Fund had no transactions with affiliated funds.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2016*
	SHARES	AMOUNT
Class A Shares
Shares sold	48,197	$581,420
Shares issued to shareholders in reinvestment of dividends	—	—
Shares repurchased	(81)	(995)

Net increase (decrease)	48,116	$580,425

Class C Shares
Shares sold	14,875	$181,271
Shares issued to shareholders in reinvestment of dividends	—	—
Shares repurchased	—	—

Net increase (decrease)	14,875	$181,271

Class I Shares
Shares sold	1,342,082	$16,013,460
Shares issued to shareholders in reinvestment of dividends	—	—
Shares repurchased	(533)	(6,400)

Net increase (decrease)	1,341,549	$16,007,060

*	For the period from commencement of operations on October 1, 2015 through March 31, 2016 (unaudited).

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $23,336,768 and $8,660,465, respectively.

20    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$16,762,232

Gross unrealized appreciation on a tax basis	$1,393,158
Gross unrealized depreciation on a tax basis	(514,980)

Net unrealized appreciation (depreciation) on investments (tax basis)	$878,178

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN

INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2016, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2016 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the six months ended March 31, 2016 was $328,297. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

As of March 31, 2016, there were no open derivative financial instruments of the type addressed by ASC 815 held by the Fund, and there is no unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities or in the Statement of Operations.

The net realized gain (loss) from forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2016 is disclosed in the following table:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS
RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2016
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$(31,184)	$(31,184)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, social investing risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

    Thornburg Better World International Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2016(b)(c)(d)	$11.94	(0.02)	0.54	0.52	—	—	—	$12.46	(0.27	)(e)	1.66	(e)	1.66	(e)	14.67	(e)(f)	4.36	61.24	$599
CLASS C SHARES
2016(b)(d)	$11.94	(0.07)	0.55	0.48	—	—	—	$12.42	(1.11	)(e)	2.38	(e)	2.38	(e)	31.03	(e)(f)	4.02	61.24	$185
CLASS I SHARES
2016(b)(d)	$11.94	0.02	0.55	0.57	—	—	—	$12.51	0.26	(e)	0.94	(e)	0.94	(e)	2.46	(e)	4.77	61.24	$16,780

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Fund commenced operations on October 1, 2015.
(e)	Annualized.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Semi-Annual Report	Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD† 10/1/15–3/31/16
CLASS A SHARES
Actual	$1,000.00	$1,043.60	$8.50
Hypothetical*	$1,000.00	$1,016.68	$8.39
CLASS C SHARES
Actual	$1,000.00	$1,040.20	$12.14
Hypothetical*	$1,000.00	$1,013.10	$11.98
CLASS I SHARES
Actual	$1,000.00	$1,047.70	$4.82
Hypothetical*	$1,000.00	$1,020.29	$4.76

†	Expenses are equal to the annualized expense ratio for each class (A: 1.66%; C: 2.38%; I: 0.94%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Semi-Annual Report

OTHER INFORMATION

Thornburg Better World International Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

No proxy voting information is currently available because the Fund commenced operations on October 1, 2015. The Fund expects to begin making annual proxy voting information available in accordance with applicable regulations commencing on or before August 31, 2016. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    25

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

26    Semi-Annual Report

THORNBURG FUND FAMILY

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $54 billion (as of March 31, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    27

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3645

2    Semi-Annual Report

Semi-Annual Report

Thornburg Capital Management Fund

March 31, 2016

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	N/A	885-216-739

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Capital Management Fund	March 31, 2016 (Unaudited)

April 15, 2016

Dear Shareholder:

The goal of Thornburg Capital Management Fund (TCMF) is to better manage risk exposures for cash management across the Thornburg family of funds through higher returns and lower costs. Over the last six months, we have invested between $1.2 billion to $2.4 billion of Thornburg Investment Trust shareholder cash in high-quality, short-term instruments. The custodian bank of the Thornburg Investment Trust funds continues to charge 20 basis points (0.20%) for large cash balances, which means the annualized distribution yield since inception (July 31, 2015) of 25 basis points (0.25%) after custodial fees represents a significant pick up in return.

High returns, however, are not what TCMF is designed to provide. Instead, by combining the cash balances of all eligible Thornburg Investment Trust portfolios into a single pool, we are able to manage daily cash more cost efficiently and reduce large risk exposures in any given portfolio. As an example, investing cash balances in some sort of short-term, high-quality security on a fund-by-fund basis incurs significant transaction costs. While in themselves the costs are low ($12 roundtrip: $6 ticketing costs, $6 for every maturity), when running a portfolio of overnight securities, these costs can add up quickly. Duplicate trades in different portfolios incur separate charges, and with 10 different eligible portfolios, the multiplier effect on costs is high. Combining all of the cash into a single portfolio eliminates the majority of those costs.

Risk diversification is also an important factor in the design of TCMF. Because we have a large pool of investable assets, we can buy a number of different names and still have a vast cost advantage versus splitting investments among portfolios. As of March 31, 2016, the TCMF was invested in 55 different issuers. Our largest exposure away from supranational corporations or U.S. government entities was in Autozone, at 2.17% of the portfolio. Keep in mind that at the investing-fund level, this is 2.17% of the cash position. As an example, if cash in the investing fund sat at 10%, the investing fund’s Autozone position would be 0.217%. All of the Fund’s investments are rated A-1+, A-1, or A-2 by S&P. A total of 35.2% of the portfolio was invested overnight, with a total of 35.8% available immediately to portfolio managers of investing funds, if the 0.6% of uninvested cash is included. The March 31, 2016, weighted average maturity (WAM) was 7.58 days. The annualized dividend yield of the

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

TCMF was 54 basis points (0.54%) as of March 31, 2016, versus 26 basis points (0.26%) on September 30, 2015. We have seen very short-term rates nearly double over the period due to the higher Fed target rates (with the December 2015 hike), the annual tax effect, and money-market reform.

The above figures should give investors a picture of a very high-quality, very short-term, very liquid portfolio that avoids undue fees and provides a notable return over the custodian’s negative 20 basis point (0.20%) penalty rate. Again, the Fund’s goal is not to provide high returns but rather to reduce and diversify risk. We believe that this structure is a significant improvement over the fragmented, costly, less diversified process of investing each fund’s cash separately, and should be a benefit to all of the participating portfolios of Thornburg Investment Trust.

Sincerely,

Jason Brady, CFA	Lon R. Erickson, CFA	Jeff Klingelhofer, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
CEO, President, and Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

4    Semi-Annual Report

PERFORMANCE SUMMARY

Thornburg Capital Management Fund	March 31, 2016 (Unaudited)

Average Annual Total Returns

SINCE INCEP.
I Shares (Incep: 7/31/15)	0.25%

30-Day Yields

SEC Yield	0.54%

Annualized Distribution Yield	0.52%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

Fund Summary

Glossary

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Short-Term Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Short-term obligation ratings of A-1 (the highest), A-2 and A-3 are investment-grade quality. Ratings of B, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Semi-Annual Report    5

SCHEDULE OF INVESTMENTS

Thornburg Capital Management Fund	March 31, 2016 (Unaudited)

	SHARES/
	PRINCIPAL AMOUNT	VALUE
SHORT TERM INVESTMENTS — 99.44%
Agrium, Inc., 0.72%, 4/8/2016	$5,000,000	$4,999,300
Agrium, Inc., 0.73%, 4/8/2016	10,000,000	9,998,581
Agrium, Inc., 0.75%, 4/8/2016	5,000,000	4,999,271
Agrium, Inc., 0.77%, 4/14/2016	10,000,000	9,997,219
[a] Air Products & Chemicals, 0.40%, 4/5/2016	6,000,000	5,999,733
[a] Airgas, Inc., 0.62%, 4/21/2016	10,000,000	9,996,556
[a] Airgas, Inc., 0.70%, 4/21/2016	19,000,000	18,992,611
Ameren Corp, 0.75%, 4/6/2016	12,625,000	12,623,685
American Honda Finance, 0.30%, 4/12/2016	7,800,000	7,799,285
[a] Anthem, Inc., 0.75%, 4/4/2016	30,000,000	29,998,125
Arizona Public Service, 0.37%, 4/1/2016	29,000,000	29,000,000
[a] Atmos Energy Corp., 0.70%, 4/4/2016	3,000,000	2,999,825
[a] Atmos Energy Corp., 0.72%, 4/4/2016	6,775,000	6,774,594
[a] Atmos Energy Corp., 0.71%, 4/21/2016	23,225,000	23,215,839
[a] Autozone, Inc., 0.67%, 4/8/2016	25,750,000	25,746,645
[a] Autozone, Inc., 0.68%, 4/13/2016	8,000,000	7,998,187
[a] Avery Dennison Corp., 0.58%, 4/1/2016	29,000,000	29,000,000
[a] B.A.T. International Finance, 0.69%, 4/5/2016	5,000,000	4,999,617
[a] B.A.T. International Finance, 0.69%, 4/7/2016	25,500,000	25,497,068
[a] Bacardi Ltd., 0.68%, 4/20/2016	7,000,000	6,997,488
[a] Bacardi Ltd., 0.68%, 4/27/2016	4,000,000	3,998,036
a Bacardi USA, Inc., 0.68%, 4/6/2016	18,000,000	17,998,300
Bank of New York Tri-Party Repurchase Agreement 0.45% dated 03/31/2016 due 4/1/2016, repurchase price $75,000,938 collateralized by 12 corporate debt securities, having an average coupon of 3.215%, a minimum credit rating of BBB-, maturity dates from 4/1/2016 to 4/15/2043, and having an aggregate market value of $80,884,973 at 03/31/2016	75,000,000	75,000,000
[a] Baxter International, 0.74%, 4/13/2016	9,750,000	9,747,595
[a] Baxter International, 0.70%, 4/19/2016	20,000,000	19,993,000
[a] Bayer Corp., 0.63%, 4/5/2016	33,000,000	32,997,690
[a] Berkshire Hathaway, 0.55%, 4/4/2016	16,300,000	16,299,253
[a] Brown-Forman Corp., 0.50%, 4/22/2016	12,100,000	12,096,471
[a] Brown-Forman Corp., 0.49%, 4/28/2016	13,000,000	12,995,223
[a] Brown-Forman Corp., 0.45%, 4/29/2016	4,000,000	3,998,600
[a] Centerpoint Energy, Inc., 0.79%, 4/5/2016	5,000,000	4,999,561
[a] Centerpoint Energy, Inc., 0.80%, 4/5/2016	3,000,000	2,999,733
[a] Centerpoint Energy, Inc., 0.80%, 4/28/2016	21,000,000	20,987,400
[a] Consolidated Edison, Inc., 0.58%, 4/4/2016	9,000,000	8,999,565
[a] Consolidated Edison, Inc., 0.63%, 4/7/2016	20,000,000	19,997,900
Delmarva Power & Light, 0.63%, 4/6/2016	20,000,000	19,998,250
[a] Edison International, 0.55%, 4/1/2016	27,000,000	27,000,000
[a] Eni Finance USA, Inc., 0.60%, 4/1/2016	29,000,000	29,000,000
[a] Equifax, Inc., 0.70%, 4/4/2016	11,000,000	10,999,358
[a] Equifax, Inc., 0.63%, 4/11/2016	13,000,000	12,997,725
[a] Equifax, Inc., 0.73%, 4/19/2016	5,000,000	4,998,175
[a] Experian Finance plc, 0.53%, 4/1/2016	13,000,000	13,000,000
Federal Home Loan Bank Discount Note, 0.28%, 4/6/2016	11,500,000	11,499,561
Federal Home Loan Bank Discount Note, 0.27%, 4/8/2016	3,500,000	3,499,820
Federal Home Loan Bank Discount Note, 0.28%, 4/13/2016	10,000,000	9,999,087
Federal Home Loan Bank Discount Note, 0.27%, 4/27/2016	12,000,000	11,997,660
Federal Home Loan Bank Discount Note, 0.23%, 4/29/2016	3,900,000	3,899,302
[a] Hasbro, Inc., 0.48%, 4/1/2016	29,000,000	29,000,000
[a] Hitachi America, 0.55%, 4/1/2016	29,000,000	29,000,000
[a] Ingersoll Rand, 0.55%, 4/1/2016	29,000,000	29,000,000
[a] Intercontinental Exchange, Inc., 0.43%, 4/5/2016	14,000,000	13,999,331
[b] International Bank for Reconstruction and Development Discount Note, 0.20%, 4/4/2016	10,000,000	9,999,833
[b] International Bank for Reconstruction and Development Discount Note, 0.20%, 4/7/2016	30,000,000	29,999,000
[b] International Bank for Reconstruction and Development Discount Note, 0.28%, 4/8/2016	20,000,000	19,998,911
[a] J. M. Smucker Co., 0.55%, 4/1/2016	28,000,000	28,000,000
[a] Kansas City Power & Light Greater Missouri Operation, 0.60%, 4/1/2016	16,000,000	16,000,000
[a] Kansas City Power & Light Greater Missouri Operation, 0.76%, 4/11/2016	13,500,000	13,497,150
[a] Kroger Co., 0.60%, 4/5/2016	31,000,000	30,997,933
[a] Leggett & Platt, 0.73%, 4/5/2016	3,400,000	3,399,724
[a] Leggett & Platt, 0.67%, 4/14/2016	8,000,000	7,998,064
[a] Leggett & Platt, 0.68%, 4/20/2016	12,000,000	11,995,693
[a] Leggett & Platt, 0.70%, 4/25/2016	7,000,000	6,996,732
[a] Louisville Gas & Electric Co., 0.73%, 4/12/2016	14,000,000	13,996,877

6    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Capital Management Fund	March 31, 2016 (Unaudited)

	SHARES/
	PRINCIPAL AMOUNT	VALUE
[a] Marathon Petroleum Corp., 0.80%, 4/4/2016	$8,000,000	$7,999,467
[a] Marathon Petroleum Corp., 0.85%, 4/11/2016	25,000,000	24,994,097
[a] Marriott International, 0.56%, 4/1/2016	23,000,000	23,000,000
[a] Marriott International, 0.63%, 4/4/2016	5,900,000	5,899,690
[a] McCormick & Co., 0.35%, 4/1/2016	7,000,000	7,000,000
[a] McCormick & Co., 0.45%, 4/28/2016	22,000,000	21,992,575
[a] Nextera Energy Cap Holdings, Inc., 0.65%, 4/6/2016	12,050,000	12,048,912
[a] Nextera Energy Cap Holdings, Inc., 0.63%, 4/7/2016	12,000,000	11,998,740
[a] Nextera Energy Cap Holdings, Inc., 0.63%, 4/8/2016	5,000,000	4,999,388
[a] Pacific Gas & Electric, 0.54%, 4/4/2016	15,000,000	14,999,325
[a] Pacific Gas & Electric, 0.58%, 4/12/2016	16,000,000	15,997,164
[a] Potash Corp., 0.72%, 4/11/2016	5,000,000	4,999,000
[a] Potash Corp., 0.70%, 4/18/2016	9,000,000	8,997,025
[a] PPL Electric Utilities Corp., 0.65%, 4/1/2016	28,000,000	28,000,000
[a] PPL Electric Utilities Corp., 0.70%, 4/7/2016	5,000,000	4,999,417
[a] Precision Castparts Corp., 0.30%, 4/4/2016	17,400,000	17,399,565
[a] Rockwell Automation, Inc., 0.37%, 4/1/2016	15,000,000	15,000,000
Ryder System, Inc., 0.72%, 4/8/2016	3,000,000	2,999,580
Ryder System, Inc., 0.70%, 4/11/2016	4,000,000	3,999,222
Ryder System, Inc., 0.66%, 4/20/2016	20,000,000	19,993,033
Ryder System, Inc., 0.65%, 4/26/2016	4,000,000	3,998,194
South Carolina Electric & Gas, 0.75%, 4/4/2016	5,975,000	5,974,627
South Carolina Electric & Gas, 0.75%, 4/8/2016	17,000,000	16,997,521
South Carolina Electric & Gas, 0.80%, 4/28/2016	8,000,000	7,995,200
[a] Southern California Edison, 0.40%, 4/1/2016	29,000,000	29,000,000
[a] Spectra Energy Capital, 0.80%, 4/4/2016	11,000,000	10,999,267
[a] Spectra Energy Capital, 0.95%, 4/4/2016	3,000,000	2,999,763
[a] Spectra Energy Partners, 0.83%, 4/13/2016	15,000,000	14,995,850
[a] The Stanley Works, 0.55%, 4/1/2016	11,000,000	11,000,000
[a] The Stanley Works, 0.56%, 4/1/2016	15,000,000	15,000,000
[a] Sysco Corp., 0.50%, 4/1/2016	29,000,000	29,000,000
[a] The Home Depot, 0.28%, 4/1/2016	29,000,000	29,000,000
[a] Tyco Electronics Group S.A., 0.66%, 4/7/2016	29,000,000	28,996,810
Union Electric Co, 0.55%, 4/1/2016	29,000,000	29,000,000
United States Treasury Bill, 0.233%, 4/7/2016	10,000,000	9,999,612
United States Treasury Bill, 0.254%, 4/14/2016	10,000,000	9,999,083
United States Treasury Bill, 0.01%, 4/21/2016	10,000,000	9,998,583
[a] Volvo Group Treasury, 0.75%, 4/5/2016	30,000,000	29,997,500

TOTAL SHORT TERM INVESTMENTS (Cost $1,545,778,352)		1,545,778,352

TOTAL INVESTMENTS — 99.44% (Cost $1,545,778,352)		$1,545,778,352
OTHER ASSETS LESS LIABILITIES — 0.56%		8,741,212

NET ASSETS — 100.00%		$1,554,519,564

Footnote Legend

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2016, the aggregate value of these securities in the Fund’s portfolio was $1,149,514,932, representing 73.95% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.

See notes to financial statements.

Semi-Annual Report    7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Capital Management Fund	March 31, 2016 (Unaudited)

ASSETS
Investments at value (cost $1,545,778,352) (Note 2)	$1,545,778,352
Cash	8,743,206
Interest receivable	938
Prepaid expenses and other assets	5,573

Total Assets	1,554,528,069

LIABILITIES
Accounts payable and accrued expenses	8,424
Dividends payable	81

Total Liabilities	8,505

NET ASSETS	$1,554,519,564

NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	1,554,519,564

$1,554,519,564

NET ASSET VALUE
Class I Shares:
Net asset value and redemption price per share ($1,554,519,564 applicable to 155,451,956 shares of beneficial interest outstanding - Note 4)	$10.00

See notes to financial statements.

8    Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg Capital Management Fund	Six Months Ended March 31, 2016 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $ 79,883)	$3,470,152

EXPENSES
Transfer agent fees	8,860
Custodian fees (Note 3)	86,930
Professional fees	33,265
Accounting fees (Note 3)	33,825
Trustee fees	35,705
Other expenses	11,897

Total Expenses	210,482

Net Investment Income	$3,259,670

See notes to financial statements.

Semi-Annual Report    9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Capital Management Fund

	SIX MONTHS ENDED	PERIOD ENDED
	MARCH 31, 2016*	SEPTEMBER 30, 2015**
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$3,259,670	$963,650

Net Increase (Decrease) in Net Assets Resulting from Operations	3,259,670	963,650

DIVIDENDS TO SHAREHOLDERS
From net investment income	(3,259,670)	(963,650)

FUND SHARE TRANSACTIONS (NOTE 4)
Class I shares	(218,340,556)	1,772,860,120

Net Increase (Decrease) in Net Assets	(218,340,556)	1,772,860,120

NET ASSETS
Beginning of Period	1,772,860,120	—

End of Period	$1,554,519,564	$1,772,860,120

*	Unaudited.
**	For the period from commencement of operations on July 31, 2015 through September 30, 2015.

See notes to financial statements.

10    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Capital Management Fund	March 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Capital Management Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income consistent with liquidity management and safety of capital, as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”).

The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section (4)2 of the 1933 Act. Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Currently, the Fund’s shares are only sold to certain other series of the Trust. Thornburg Investment Management, Inc., acting as the agent for the other series of the Trust will effect all purchases and sells of shares of the Fund on behalf of any series of the Trust.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, perform certain evaluation and supervisory functions respecting professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee. The Committee is authorized by the Audit Committee to calculate values of securities having a maturity of 60 days or less using amortized cost, subject to regular confirmation of those calculated values using procedures approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Capital Management Fund	March 31, 2016 (Unaudited)

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee, and valuations for securities having a maturity of 60 days or less are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2016
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Short Term Investments	$1,545,778,352	$—	$1,545,778,352	$—

Total Investments in Securities	$1,545,778,352	$—	$1,545,778,352	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2016.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2016, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and, or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make pay-

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Capital Management Fund	March 31, 2016 (Unaudited)

ment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement. The Advisor provides certain administrative services to the Fund. No fees are charged for those services. The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended September 30, 2015 the Fund paid $33,825 to the Advisor for these accounting services.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		PERIOD ENDED*
	MARCH 31, 2016 (UNAUDITED)		SEPTEMBER 30, 2015 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	594,570,598	$5,945,705,985	431,721,191	$4,317,211,909
Shares issued to shareholders in reinvestment of dividends	325,959	3,259,589	96,365	963,650
Shares repurchased	(616,730,613)	(6,167,306,130)	(254,531,544)	(2,545,315,439)

Net increase (decrease)	(21,834,056)	$(218,340,556)	177,286,012	$1,772,860,120

*	For the period from commencement of operations on July 31, 2015 through September 30, 2015.

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, the Fund had no purchase and sale transactions of investments other than short-term investments.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Capital Management Fund	March 31, 2016 (Unaudited)

NOTE 6 – INCOME TAXES

At March 31, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,545,778,352

Net unrealized appreciation (depreciation) on investments (tax basis)	$0

There is no unrealized appreciation (depreciation) for the Fund at March 31, 2016 due to all securities with less than 60 days to maturity are being valued by the amortized cost method.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, diversification risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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FINANCIAL HIGHLIGHTS

    Thornburg Capital Management Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)												RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+		NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS FROM NET INVESTMENT INCOME		DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2016(b)	$10.00	0.02		0.00	(f)	0.02		(0.02)		—	(0.02)	$10.00	0.41	(c)	0.03	(c)	0.03	(c)	0.03	(c)	0.21	— (i)	$1,554,520
2015(d)	$10.00	0.00	(e)	0.00	(f)	0.00	(g)	(0.00	)(h)	—	(0.00)	$10.00	0.26	(c)	0.03	(c)	0.03	(c)	0.03	(c)	0.04	— (i)	$1,772,860

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Annualized.
(d)	Fund commenced operations on July 31, 2015.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(g)	Total from investment operations was less than $0.01 per share
(h)	Dividends from net investment income per share were less than $(0.01).
(i)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
+	Based on weighted average shares outstanding.

See notes to financial statements.

16 Semi-Annual Report	Semi-Annual Report 17

EXPENSE EXAMPLE

Thornburg Capital Management Fund	March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2015, and held until March 31, 2016.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD†
	10/1/15	3/31/16	10/1/15–3/31/16
Actual	$1,000.00	$1,002.10	$0.13
Hypothetical*	$1,000.00	$1,024.87	$0.13

†	Expenses are equal to the annualized expense ratio of the Fund (I: 0.03%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds which may impose transactional costs. Shareholders of the Fund do not incur transactional costs such as sales charges (loads), redemption fees, or exchange fees.

18    Semi-Annual Report

OTHER INFORMATION

Thornburg Capital Management Fund	March 31, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

No proxy voting information is currently available because the Fund commenced operations on July 31, 2015. The Fund expects to begin making annual proxy voting information available in accordance with applicable regulations commencing on or before August 31, 2016. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund intends to file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. Because the Fund commenced investment operations on July 31, 2015, it will file its first Form N-Q for the quarter ending December 31, 2015. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D. C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available by calling 1-800-847-0200.

Semi-Annual Report    19

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2015

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2015 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

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This communication must be preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3478

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1)	Not Applicable

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Low Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Low Duration Income Fund, Limited Term Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Core Growth Fund, International Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, Developing World Fund, Better World International Fund, and Capital Management Fund.

By:	/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Date:	May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Date:	May 26, 2016

By:	/s/ Jason H. Brady

Jason H. Brady

Treasurer and principal financial officer

Date:	May 26, 2016